UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number    811-04087

Manning & Napier Fund, Inc.

(Exact name of registrant as specified in charter)

290 Woodcliff Drive, Fairport, NY 14450

(Address of principal executive offices)(Zip Code)

Paul J. Battaglia    290 Woodcliff Drive, Fairport, NY 14450

(Name and address of agent for service)

Registrant’s telephone number, including area code: 585-325-6880

Date of fiscal year end: October 31

Date of reporting period: November 1, 2018 through October 31, 2019

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

ITEM 1: REPORTS TO STOCKHOLDERS.

www.manning-napier.com

Manning & Napier Fund, Inc.

Equity Series

Beginning on June 25, 2021, as permitted by Securities and Exchange Commission regulations, paper copies of the Series’ annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically by contacting your financial intermediary or, if you are a direct investor, by visiting www.manning-napier.com or calling 1-800-466-3863.

You may elect to receive all future annual and semi-annual reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with the Fund, you can inform the Fund that you wish to continue receiving paper copies of your shareholder reports by visiting www.manning-napier.com or calling 1-800-466-3863. Your election to receive reports in paper will apply to all funds held with your financial intermediary if you invest through a financial intermediary or all series of the Fund if you invest directly with the Fund.

Independent Perspective | Real-World Solutions

A Note from Our CEO

Dear Shareholder,

The investing world is constantly changing, yet investors’ needs and objectives remain substantially the same.

Whether you are an individual saver looking to ensure security in retirement, or an institutional investor with a fiduciary obligation to others, at the end of the day you look for a trusted partner to help you build, grow, and preserve wealth.

In order to do so successfully we recognize that, in the short-term, the world’s capital markets can be capricious and hard to predict.

Bubbles form, rise, and then pop. The hot stocks of today often become passing fads of tomorrow. Investor sentiment can swing wildly, whipsawing between exuberance one day and despondence the next.

As successful long-term investors, we are defined both by what we do as well as what we don’t do.

We don’t attempt to perfectly time every recession. We don’t jump on the latest trend. We don’t worry about capturing every market peak all across the globe.

On the other hand, we do maintain the rigorous disciplines we have developed over close to half a century. We are highly attentive to managing risk and protecting investors in down markets while participating fully in the opportunities our Research uncovers.

Our focus is on you, the shareholder, and helping you achieve your goals.

In the face of an uncertain world, we believe our investment philosophies, processes, and experience have stood the test of time and will do so in the future.

We appreciate your continued confidence in our approach.

Sincerely, Marc Mayer Chief Executive Officer

Corporate Headquarters | 290 Woodcliff Drive | Fairport, NY 14450 | (585) 325-6880 phone | (800) 551-0224 toll free | www.manning-napier.com

1

Equity Series

Fund Commentary

(unaudited)

Investment Objective

To provide long-term growth of capital by investing primarily in common stocks. The Series may invest in large-, mid- and small-size companies within the US.

Performance Commentary

US equity markets posted positive returns for the twelve-month period ending October 31, 2019 and have experienced the second strongest year-to-date start in two decades. Over the one year period, large-cap stocks outperformed small- and mid-cap stocks, while growth stocks outperformed their value counterparts.

The Equity Series Class S delivered positive returns during the year and outperformed the Russell 3000® Index, returning 16.9% and 13.5%, respectively.

Outperformance was primarily driven by stock selection, led by decisions in Information Technology, Consumer Discretionary, Real Estate, and Materials. Sector positioning was also positive, though to a lesser degree. Specifically, an underweight to Energy benefitted relative returns (i.e., returns compared to the benchmark); however, selection within the sector was a detractor.

We believe the global economy is showing signs of moving into the later stages of the economic cycle. When this occurs, it is common to see strong stock market gains. While these rallies may give investors the feeling of missing out, it is exactly in these moments that risk management can be most valuable.

Given our outlook, the portfolio is focused on higher quality businesses and reasonably priced growth companies. We prefer businesses with strong management and solid balance sheets who have historically provided some degree of downside protection in adverse markets.

This view has led to meaningful positions in areas such as Consumer Staples and Health Care. In contrast, the portfolio is less exposed to sectors highly dependent on strong and above average economic growth such as Industrials and Energy.

Please see the next page for additional performance information as of October 31, 2019.

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than that quoted; investors can obtain the most recent month-end performance at www.manning-napier.com or by calling (800) 466-3863.

Commentary prepared using data provided by FactSet. Analysis Manning & Napier. Commentary presented is relative to the Russell 3000® Index. Additional information and associated disclosures can be found on the Performance Update page of this report.

All investments involve risks, including possible loss of principal. As with any stock fund, the value of your investment will fluctuate in response to stock market movements. Investing in the Series will also involve a number of other risks, including issuer-specific risk, small-cap/mid-cap risk, and interest rate risk.

2

Equity Series

Performance Update as of October 31, 2019

(unaudited)

	AVERAGE ANNUAL TOTAL RETURNS AS OF OCTOBER 31, 2019
	ONE YEAR[1]	FIVE YEAR	TEN YEAR

Equity Series - Class S2	16.88%	10.06%	11.81%

Equity Series - Class W2,3	17.64%	10.20%	11.88%

Russell 3000® Index[4]	13.49%	10.31%	13.62%

The following graph compares the value of a $10,000 investment in the Equity Series - Class S for the ten years ended October 31, 2019 to the Russell 3000® Index.

1The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

2The Series’ performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. The Series’ performance is historical and may not be indicative of future results. The performance returns shown are inclusive of the net expense ratio of the Series. For the year ended October 31, 2019, the net expense ratio was 1.05% for Class S and 0.05% for Class W. The gross expense ratio, which does not account for any voluntary or contractual waivers currently in effect, was 1.29% for Class S and 1.05% for Class W for the year ended October 31, 2019.

3For periods through March 1, 2019 (the inception date of the Class W shares), performance for the Class W shares is based on the historical performance of the Class S shares. Because the Class W shares invest in the same portfolio of securities as the Class S shares, performance will be different only to the extent that the Class S shares have a higher expense ratio.

4The Russell 3000® Index is an unmanaged index that consists of 3,000 of the largest U.S. companies based on total market capitalization. The Index returns are based on a market capitalization-weighted average of relative price changes of the component stocks plus dividends whose reinvestments are compounded daily. The Index returns do not reflect any fees or expenses. Index returns provided by Bloomberg.

3

Equity Series

Shareholder Expense Example

(unaudited)

As a shareholder of the Series, you incur ongoing costs, including management fees, shareholder service fees and other Series expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Series and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested in each class at the beginning of the period and held for the entire period (May 1, 2019 to October 31, 2019).

Actual Expenses

The Actual lines of the table below provide information about actual account values and actual expenses. You may use the information in these lines, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the Actual line for the Class in which you have invested under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The Hypothetical lines of each class in the table below provide information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid during the period. You may use this information to compare the ongoing costs of investing in a class of the Series and other funds. To do so, compare this 5% hypothetical example for the Class in which you have invested with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads), redemption fees, or exchange fees that you may incur in other mutual funds. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	BEGINNING ACCOUNT VALUE 5/1/19	ENDING ACCOUNT VALUE 10/31/19	EXPENSES PAID DURING PERIOD 5/1/19-10/31/19[1]	ANNUALIZED EXPENSE RATIO

Class S

Actual	$1,000.00	$1,049.10	$5.42	1.05%

Hypothetical (5% return before expenses)	$1,000.00	$1,019.91	$5.35	1.05%

Class W

Actual	$1,000.00	$1,054.30	$0.26	0.05%

Hypothetical (5% return before expenses)	$1,000.00	$1,024.95	$0.26	0.05%

1Expenses are equal to the Series’ annualized expense ratio (for the six-month period), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Expenses are based on the most recent fiscal half year; therefore, the expense ratios stated above may differ from the expense ratios stated in the financial highlights, which are based on one-year data. The Class’ total return would have been lower had certain expenses not been waived during the period.

4

Equity Series

Portfolio Composition as of October 31, 2019

(unaudited)

5

Equity Series

Investment Portfolio - October 31, 2019

	SHARES	VALUE (NOTE 2)

COMMON STOCKS - 95.9%

Communication Services - 10.1%
Entertainment - 3.5%
Activision Blizzard, Inc.	14,400	$806,832
Electronic Arts, Inc.*	14,525	1,400,210

		2,207,042

Interactive Media & Services - 6.6%
Alphabet, Inc. - Class A*	810	1,019,628
Alphabet, Inc. - Class C*	810	1,020,689
Facebook, Inc. - Class A*	8,135	1,559,073
IAC - InterActiveCorp.*	2,790	634,028

		4,233,418

Total Communication Services		6,440,460

Consumer Discretionary - 13.0%
Internet & Direct Marketing Retail - 3.4%
Amazon.com, Inc.*	860	1,527,928
Booking Holdings, Inc.*	330	676,094

		2,204,022

Multiline Retail - 4.3%
Dollar General Corp.	8,380	1,343,649
Dollar Tree, Inc.*	12,755	1,408,152

		2,751,801

Specialty Retail - 3.3%
Advance Auto Parts, Inc.	4,995	811,588
AutoZone, Inc.*	705	806,788
The TJX Cos., Inc.	8,915	513,950

		2,132,326

Textiles, Apparel & Luxury Goods - 2.0%
NIKE, Inc. - Class B	13,975	1,251,461

Total Consumer Discretionary		8,339,610

Consumer Staples - 12.6%
Beverages - 6.2%
The Coca-Cola Co.	41,995	2,285,788
PepsiCo, Inc.	12,255	1,681,018

		3,966,806

Food Products - 3.2%
Mondelez International, Inc. -
Class A	38,595	2,024,308

Household Products - 1.0%
Colgate-Palmolive Co.	9,685	664,391

The accompanying notes are an integral part of the financial statements.

6

Equity Series

Investment Portfolio - October 31, 2019

	SHARES	VALUE (NOTE 2)

COMMON STOCKS (continued)

Consumer Staples (continued)
Tobacco - 2.2%
Altria Group, Inc.	11,860	$531,209
Philip Morris International, Inc.	11,230	914,571

		1,445,780

Total Consumer Staples		8,101,285

Energy - 1.4%
Energy Equipment & Services - 1.4%
Diamond Offshore Drilling, Inc.*	31,200	165,048
Halliburton Co.	20,845	401,266
Transocean Ltd.*	67,475	320,506

Total Energy		886,820

Financials - 14.3%
Capital Markets - 11.0%
BlackRock, Inc.	3,305	1,525,919
Cboe Global Markets, Inc.	9,310	1,072,047
CME Group, Inc.	5,270	1,084,303
Intercontinental Exchange, Inc.	11,925	1,124,766
Moody’s Corp.	5,055	1,115,588
S&P Global, Inc.	4,310	1,111,937

		7,034,560

Diversified Financial Services - 3.3%
Berkshire Hathaway, Inc. - Class B*	9,995	2,124,737

Total Financials		9,159,297

Health Care - 11.1%
Biotechnology - 2.6%
BioMarin Pharmaceutical, Inc.*	8,890	650,837
Incyte Corp.*	3,845	322,672
Seattle Genetics, Inc.*	3,205	344,217
Vertex Pharmaceuticals, Inc.*	1,750	342,090

		1,659,816

Health Care Equipment & Supplies - 1.7%
Boston Scientific Corp.*	17,800	742,260
Intuitive Surgical, Inc.*	645	356,653

		1,098,913

Health Care Providers & Services - 1.2%
UnitedHealth Group, Inc.	2,995	756,836

Life Sciences Tools & Services - 1.4%
Thermo Fisher Scientific, Inc.	2,930	884,801

The accompanying notes are an integral part of the financial statements.

7

Equity Series

Investment Portfolio - October 31, 2019

	SHARES	VALUE (NOTE 2)

COMMON STOCKS (continued)

Health Care (continued)
Pharmaceuticals - 4.2%
Johnson & Johnson	18,125	$2,393,225
Merck & Co., Inc.	3,710	321,509

		2,714,734

Total Health Care		7,115,100

Industrials - 4.0%
Commercial Services & Supplies - 2.6%
Stericycle, Inc.*	12,305	708,768
Waste Management, Inc.	8,245	925,171

		1,633,939

Road & Rail - 1.4%
JB Hunt Transport Services, Inc.	7,880	926,373

Total Industrials		2,560,312

Information Technology - 19.1%
Electronic Equipment, Instruments & Components - 1.5%
Cognex Corp.	18,335	944,069

IT Services - 7.9%
EPAM Systems, Inc.*	1,665	292,973
Mastercard, Inc. - Class A	7,110	1,968,119
Verra Mobility Corp.*	95,765	1,374,228
Visa, Inc. - Class A	8,160	1,459,498

		5,094,818

Semiconductors & Semiconductor Equipment - 3.9%
Micron Technology, Inc.*	34,790	1,654,264
NVIDIA Corp.	4,055	815,136

		2,469,400

Software - 5.8%
Microsoft Corp.	13,990	2,005,746
ServiceNow, Inc.*	6,905	1,707,330

		3,713,076

Total Information Technology		12,221,363

Materials - 5.8%
Chemicals - 3.8%
Axalta Coating Systems Ltd.*	31,815	938,224
CF Industries Holdings, Inc.	19,260	873,441
Corteva, Inc.	24,940	657,917

		2,469,582

Containers & Packaging - 1.1%
Crown Holdings, Inc.*	9,285	676,319

The accompanying notes are an integral part of the financial statements.

8

Equity Series

Investment Portfolio - October 31, 2019

	SHARES	VALUE (NOTE 2)

COMMON STOCKS (continued)

Materials (continued)
Metals & Mining - 0.9%
Freeport-McMoRan, Inc.	25,430	$249,723
Southern Copper Corp. (Peru)	8,370	297,805

		547,528

Total Materials		3,693,429

Real Estate - 4.5%
Equity Real Estate Investment Trusts (REITS) - 4.5%
American Tower Corp.	4,660	1,016,253
Equinix, Inc.	1,445	818,997
SBA Communications Corp.	4,365	1,050,437

Total Real Estate		2,885,687

TOTAL COMMON STOCKS (Identified Cost $48,832,946)		61,403,363

SHORT-TERM INVESTMENT - 4.3%

Dreyfus Government Cash Management, Institutional Shares, 1.73%[1]
(Identified Cost $2,770,713)	2,770,713	2,770,713

TOTAL INVESTMENTS - 100.2% (Identified Cost $51,603,659)		64,174,076
LIABILITIES, LESS OTHER ASSETS - (0.2%)		(104,410)

NET ASSETS - 100%		$64,069,666

*Non-income producing security.

1Rate shown is the current yield as of October 31, 2019.

The Global Industry Classification Standard (GICS) was developed by and is the exclusive property and a service mark of MSCI Inc. (MSCI) and Standard & Poor’s, a division of S&P Global Inc. (S&P), and is licensed for use by Manning & Napier when referencing GICS sectors. Neither MSCI, S&P, nor any third party involved in making or compiling the GICS or any GICS classifications makes any express or implied warranties or representations with respect to such standard or classification, nor shall any such party have any liability therefrom.

The accompanying notes are an integral part of the financial statements.

9

Equity Series

Statement of Assets and Liabilities

October 31, 2019

ASSETS:

Investments, at value (identified cost $51,603,659) (Note 2)	$64,174,076
Dividends receivable	10,462
Receivable for fund shares sold	2,509
Prepaid expenses	15,662

TOTAL ASSETS	64,202,709

LIABILITIES:

Accrued management fees (Note 3)	25,373
Accrued fund accounting and administration fees (Note 3)	13,618
Accrued shareholder services fees (Class S) (Note 3)	13,438
Accrued transfer agent fees (Note 3)	5,498
Accrued Chief Compliance Officer service fees (Note 3)	687
Accrued sub-transfer agent fees (Note 3)	42
Payable for fund shares repurchased	40,471
Audit fees payable	20,634
Printing fees payable	10,844
Other payables and accrued expenses	2,438

TOTAL LIABILITIES	133,043

TOTAL NET ASSETS	$64,069,666

NET ASSETS CONSIST OF:

Capital stock	$46,117
Additional paid-in-capital	45,433,569
Total distributable earnings (loss)	18,589,980

TOTAL NET ASSETS	$64,069,666

NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER SHARE - Class S ($63,700,603/4,585,268 shares)	$13.89

NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER SHARE - Class W ($369,063/26,393 shares)	$13.98

The accompanying notes are an integral part of the financial statements.

10

Equity Series

Statement of Operations

For the Year Ended October 31, 2019

INVESTMENT INCOME:

Dividends	$767,458

EXPENSES:

Management fees (Note 3)	491,938
Shareholder services fees (Class S) (Note 3)	163,367
Fund accounting and administration fees (Note 3)	52,732
Directors’ fees (Note 3)	6,103
Chief Compliance Officer service fees (Note 3)	3,455
Sub-transfer agent fees (Note 3)	42
Custodian fees	4,309
Miscellaneous	121,114

Total Expenses	843,060
Less reduction of expenses (Note 3)	(156,798)

Net Expenses	686,262

NET INVESTMENT INCOME	81,196

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:

Net realized gain (loss) on investments	6,764,451
Net change in unrealized appreciation (depreciation) on investments	3,236,054

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS	10,000,505

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$10,081,701

The accompanying notes are an integral part of the financial statements.

11

Equity Series

Statements of Changes in Net Assets

	FOR THE YEAR ENDED 10/31/19	FOR THE YEAR ENDED 10/31/18
INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:

Net investment income (loss)	$81,196	$(132,735)
Net realized gain (loss) on investments	6,764,451	11,047,143
Net change in unrealized appreciation (depreciation) on investments	3,236,054	(4,124,586)

Net increase from operations	10,081,701	6,789,822

DISTRIBUTIONS TO SHAREHOLDERS (Note 9):

Class S	(10,873,259)	(5,983,527)

CAPITAL STOCK ISSUED AND REPURCHASED:

Net increase (decrease) from capital share transactions (Note 5)	(4,700,431)	(14,599,547)

Net increase (decrease) in net assets	(5,491,989)	(13,793,252)

NET ASSETS:

Beginning of year	69,561,655	83,354,907

End of year	$64,069,666	$69,561,655

The accompanying notes are an integral part of the financial statements.

12

Equity Series

Financial Highlights - Class S*

	FOR THE YEAR ENDED
	10/31/19	10/31/18	10/31/17	10/31/16	10/31/15
Per share data (for a share outstanding throughout each year):
Net asset value - Beginning of year	$14.28	$14.27	$12.20	$16.62	$21.15

Income (loss) from investment operations:
Net investment income (loss)[1]	0.02	(0.02)	0.01	(0.07)	0.01
Net realized and unrealized gain (loss) on investments	1.86	1.07	2.63	0.64	(0.42)

Total from investment operations	1.88	1.05	2.64	0.57	(0.41)

Less distributions to shareholders:
From net investment income	(0.01)	—	—	(0.00)[2]	(0.00)[2]
From net realized gain on investments	(2.26)	(1.04)	(0.57)	(4.99)	(4.12)

Total distributions to shareholders	(2.27)	(1.04)	(0.57)	(4.99)	(4.12)

Net asset value - End of year	$13.89	$14.28	$14.27	$12.20	$16.62

Net assets - End of year (000’s omitted)	$63,701	$69,562	$83,355	$98,470	$500,946

Total return[3]	16.88%	7.67%	22.68% [4]	6.16%	(1.46% )
Ratios (to average net assets)/Supplemental Data:
Expenses**	1.05%	1.05%	1.05%	1.05%	1.05%
Net investment income (loss)	0.12%	(0.17% )	0.10%	(0.55% )	0.04%
Series portfolio turnover	48%	45%	71%	40%	62%

*Effective March 1, 2017, Class A shares of the Series have been designated as Class S shares.

**The investment advisor did not impose all or a portion of its management and/or other fees, and in some years may have paid a portion of the Series’ expenses. If these expenses had been incurred by the Class, the expense ratio (to average net assets) would have increased by the following amounts:

	0.24%	0.17%	0.15%	0.09%	0.03%

1Calculated based on average shares outstanding during the years.

2Less than $(0.01).

3Represents aggregate total return for the years indicated, and assumes reinvestment of all distributions. Total return would have been lower had certain expenses not been waived or reimbursed.

4Includes litigation proceeds. Excluding this amount, the Series’ total return is 21.48%.

The accompanying notes are an integral part of the financial statements.

13

Equity Series

Financial Highlights - Class W

FOR THE PERIOD 3/1/19[1] TO 10/31/19
Per share data (for a share outstanding throughout each period):
Net asset value - Beginning of period	$12.53

Income from investment operations:
Net investment income[2]	0.09
Net realized and unrealized gain (loss) on investments	1.36

Total from investment operations	1.45

Net asset value - End of period	$13.98

Net assets - End of period (000’s omitted)	$369

Total return[3]	11.57%
Ratios (to average net assets)/Supplemental Data:
Expenses*[4]	0.05%
Net investment income[4]	1.04%
Series portfolio turnover	48%

*The investment advisor did not impose all or a portion of its management and/or other fees during the period, and may have paid a portion of the Series’ expenses. If these expenses had been incurred by the Class, the expense ratio (to average net assets) would have increased by the following amount[4]:

1.00%

1Commencement of operations.

2Calculated based on average shares outstanding during the period.

3Represents aggregate total return for the period indicated, and assumes reinvestment of all distributions. Total return would have been lower had certain expenses not been waived or reimbursed during the period. Periods less than one year are not annualized.

4Annualized.

The accompanying notes are an integral part of the financial statements.

14

Equity Series

Notes to Financial Statements

1.	Organization

Equity Series (the “Series”) is a no-load diversified series of Manning & Napier Fund, Inc. (the “Fund”). The Fund is organized in Maryland and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

The Series’ investment objective is to provide long-term growth of capital.

The Series is authorized to issue two classes of shares (Class S and Class W). Class W shares of the Series were issued on March 1, 2019. Each class of shares is substantially the same, except that Class S shares bear shareholder servicing fees.

The Fund’s Advisor is Manning & Napier Advisors, LLC (the “Advisor”). Shares of the Series are offered to investors, clients and employees of the Advisor and its affiliates. The total authorized capital stock of the Fund consists of 15 billion shares of common stock each having a par value of $0.01. As of October 31, 2019, 10 billion shares have been designated in total among 34 series, of which 200 million have been designated as Equity Series Class S common stock and 100 million have been designated as Equity Series Class W common stock.

2.	Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Series. The Series is an investment company and, accordingly, follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standards Codification Topic 946 - Investment Companies, which is part of accounting principles generally accepted in the United States of America (“GAAP”).

Security Valuation

Portfolio securities, including domestic equities, listed on an exchange other than the NASDAQ Stock Market are valued at the latest quoted sales price of the exchange on which the security is primarily traded. Securities not traded on valuation date or securities not listed on an exchange are valued at the latest quoted bid price provided by the Fund’s pricing service. Securities listed on the NASDAQ Stock Market are valued in accordance with the NASDAQ Official Closing Price.

Short-term investments that mature in sixty days or less may be valued at amortized cost, which approximates fair value. Investments in open-end investment companies are valued at their net asset value per share on valuation date.

Volume and level of activity in established markets for an asset or liability are evaluated to determine whether recent transactions and quoted prices are determinative of fair value. Where there have been significant decreases in volume and level of activity, further analysis and adjustment may be necessary to estimate fair value. The Series measures fair value in these instances by the use of inputs and valuation techniques which may be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry and/or expectation of future cash flows. As a result of trading in relatively thin markets and/or markets that experience significant volatility, the prices used by the Series to value these securities may differ from the value that would be realized if these securities were sold, and the differences could be material.

Securities for which representative valuations or prices are not available from the Series’ pricing service may be valued at fair value as determined in good faith by the Advisor under procedures approved by and under the general supervision and responsibility of the Fund’s Board of Directors (the “Board”). Due to the inherent uncertainty of valuations of such securities, the fair value may differ significantly from the values that would have been used had a ready market for such securities existed. If trading or events occurring after the close of the principal market in which securities are traded are expected to materially affect the value of those securities, then they may be valued at their fair value, taking this trading or these events into account.

Various inputs are used in determining the value of the Series’ assets or liabilities carried at fair value. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical assets and liabilities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.). Level 3 includes significant unobservable inputs (including the Series’ own assumptions in determining the fair value of investments). A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input both

15

Equity Series

Notes to Financial Statements (continued)

2.	Significant Accounting Policies (continued)

Security Valuation (continued)

individually and in aggregate that is significant to the fair value measurement. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the valuation levels used for major security types as of October 31, 2019 in valuing the Series’ assets or liabilities carried at fair value:

DESCRIPTION	TOTAL	LEVEL 1	LEVEL 2	LEVEL 3
Assets:
Equity Securities:
Communication Services	$6,440,460	$6,440,460	$—	$—
Consumer Discretionary	8,339,610	8,339,610	—	—
Consumer Staples	8,101,285	8,101,285	—	—
Energy	886,820	886,820	—	—
Financials	9,159,297	9,159,297	—	—
Health Care	7,115,100	7,115,100	—	—
Industrials	2,560,312	2,560,312	—	—
Information Technology	12,221,363	12,221,363	—	—
Materials	3,693,429	3,693,429	—	—
Real Estate	2,885,687	2,885,687	—	—
Short-Term Investment	2,770,713	2,770,713	—	—

Total assets	$64,174,076	$64,174,076	$—	$—

There were no Level 2 or Level 3 securities held by the Series as of October 31, 2018 or October 31, 2019.

Security Transactions, Investment Income and Expenses

Security transactions are accounted for on trade date. Dividend income is recorded on the ex-dividend date, except that if the ex-dividend date has passed, certain dividends from foreign securities are recorded as soon as the Series is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair value of the securities received. Interest income, including amortization of premium and accretion of discounts using the effective interest method, is earned from settlement date and accrued daily.

Expenses are recorded on an accrual basis. Most expenses of the Fund can be attributed to a specific series. Expenses which cannot be directly attributed are apportioned among the series in the Fund in such a manner as deemed equitable by the Fund’s Board, taking into consideration, among other things, the nature and type of expense.

The Series uses the identified cost method for determining realized gain or loss on investments for both financial statement and federal income tax reporting purposes.

Federal Taxes

The Series’ policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. The Series is not subject to federal income tax or excise tax to the extent that the Series distributes to shareholders each year its taxable income, including any net realized gains on investments, in accordance with requirements of the Internal Revenue Code. Accordingly, no provision for federal income tax or excise tax has been made in the financial statements.

Management evaluates its tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is required only when the position is “more likely than not” to be sustained assuming examination by taxing authorities. At October 31, 2019, the Series has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken in future tax returns.

16

Equity Series

Notes to Financial Statements (continued)

2.	Significant Accounting Policies (continued)

Federal Taxes (continued)

The Series files income tax returns in the U.S. federal jurisdiction, various states and foreign jurisdictions, as required. No income tax returns are currently under investigation. The statute of limitations on the Series’ tax returns remains open for the years ended October 31, 2016 through October 31, 2019. The Series is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Foreign Taxes

Based on the Series’ understanding of the tax rules and rates related to income, gains and currency purchase/repatriation transactions for foreign jurisdictions in which it invests, the Series will provide for foreign taxes, and where appropriate, deferred foreign tax.

Distributions of Income and Gains

Distributions to shareholders of net investment income and net realized gains are made annually. An additional distribution may be necessary to avoid taxation of the Series. Distributions are recorded on the ex-dividend date.

Indemnifications

The Fund’s organizational documents provide former and current directors and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Other

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

3.	Transactions with Affiliates

The Fund has an Investment Advisory Agreement (the “Agreement”) with the Advisor, for which the Series pays a fee, computed daily and payable monthly, at an annual rate of 0.75% of the Series’ average daily net assets.

Under the Agreement, personnel of the Advisor provide the Series with advice and assistance in the choice of investments and the execution of securities transactions, and otherwise maintain the Series’ organization. The Advisor also provides the Fund with necessary office space and fund administration and support services. The salaries of all officers of the Fund (except a percentage of the Fund’s Chief Compliance Officer’s salary, which is paid by the Fund), and of all Directors who are “affiliated persons” of the Fund, or of the Advisor, and all personnel of the Fund, or of the Advisor, performing services relating to research, statistical and investment activities, are paid by the Advisor. Each “non-affiliated” Director receives an annual stipend, which is allocated among all the active series of the Fund. In addition, these Directors also receive a fee per Board meeting attended plus a fee for each committee meeting attended and are reimbursed for travel and other out-of-pocket expenses incurred by them in connection with attending such meetings. The Fund also has an Audit Committee Chair, Governance & Nominating Committee Chair and Lead Independent Director who each receive an additional annual stipend for these roles.

The Class S shares of the Series are subject to a shareholder services fee in accordance with a shareholder services plan adopted by the Board. The shareholder services fee is intended to compensate financial intermediaries, including affiliates of the Fund, in connection with the provision of direct client service, personal services, maintenance of shareholder accounts and reporting services. For these services, Class S of the Series pay a fee, computed daily and payable monthly, at an annual rate of 0.25% of the average daily net assets of Class S shares. The Fund has a Shareholder Services Agreement with the Advisor, for which the Advisor receives the shareholder services fee as stated above.

17

Equity Series

Notes to Financial Statements (continued)

3.	Transactions with Affiliates (continued)

Effective, March 1, 2019, the Advisor has contractually agreed to waive the management fee for the Class W shares. In addition, pursuant to a separate expense limitation agreement, the Advisor has contractually agreed to limit its fees and reimburse expenses to the extent necessary so that the total direct annual fund operating expenses, exclusive of the shareholder services fee and waived Class W management fees (collectively, “excluded expenses”), to 0.80% of the average daily net assets of the Class S shares and 0.05% of the average daily net assets of the Class W shares. These contractual waivers are expected to continue indefinitely, and may not be amended or terminated by the Advisor without the approval of the Series’ Board of Directors. The Advisor may receive from a Class the difference between the Class’s total direct annual fund operating expenses, not including excluded expenses, and the Class’s contractual expense limit to recoup all or a portion of its prior fee waivers (other than Class W management fee waivers) or expense reimbursements made during the rolling three-year period preceding the recoupment if at any point the total direct annual fund operating expenses, not including excluded expenses, are below the contractual expense limit (a) at the time of the fee waiver and/or expense reimbursement and (b) at the time of the recoupment.

Pursuant to the advisory fee waiver, the Advisor waived $1,839 in management fees for Class W shares for the year ended October 31, 2019. In addition, pursuant to the separate expense limitation agreement, the Advisor waived or reimbursed expenses of $154,347 and $612 for Class S and Class W shares, respectively, for the year ended October 31, 2019. These amounts are included as a reduction of expenses on the Statement of Operations. At October 31, 2019, the Advisor is eligible to recoup $109,525. For the year ended October 31, 2019, the Advisor did not recoup any expenses that have been previously waived or reimbursed.

Manning & Napier Investor Services, Inc., a registered broker-dealer affiliate of the Advisor, acts as distributor for the Fund’s shares. The services of Manning & Napier Investor Services, Inc. are provided at no additional cost to the Series.

Pursuant to a master services agreement dated March 1, 2017, the Fund pays the Advisor an annual fee related to fund accounting and administration of 0.0085% on the first $25 billion of average daily net assets (excluding Target Series and Income Series); 0.0075% on the next $15 billion of average daily net assets (excluding Target Series and Income Series); and 0.0065% of average daily net assets in excess of $40 billion (excluding Target Series and Income Series); plus a base fee of $30,400 per series. Additionally, certain transaction and out-of-pocket expenses, including charges for reporting relating to the Fund’s compliance program, are charged. The Advisor has agreements with BNY Mellon Investment Servicing (U.S.) Inc. (“BNY”) under which BNY serves as sub-accountant services agent.

4.	Purchases and Sales of Securities

For the year ended October 31, 2019, purchases and sales of securities, other than U.S. Government securities and short-term securities, were $30,596,597 and $45,954,201, respectively. There were no purchases or sales of U.S. Government securities.

18

Equity Series

Notes to Financial Statements (continued)

5.	Capital Stock Transactions

Transactions in Class S and Class W shares of Equity Series were:

CLASS S	FOR THE YEAR ENDED 10/31/19		FOR THE YEAR ENDED 10/31/18
	SHARES	AMOUNT	SHARES	AMOUNT
Sold	269,984	$3,457,862	282,300	$4,076,767
Reinvested	943,883	10,628,123	426,205	5,860,318
Repurchased	(1,499,648)	(19,117,104)	(1,680,674)	(24,536,632)

Total	(285,781)	$(5,031,119)	(972,169)	$(14,599,547)

CLASS W	FOR THE PERIOD 3/1/19 (COMMENCEMENT OF OPERATIONS) TO 10/31/19
	SHARES	AMOUNT
Sold	28,317	$356,802
Reinvested	—	—
Repurchased	(1,924)	(26,114)

Total	26,393	$330,688

At October 31, 2019, the Advisor and its affiliates owned 11.1% of the Series.

6.	Line of Credit

The Fund has entered into a 364-day, $25 million credit agreement (the “line of credit”) with Bank of New York Mellon. Each series of the Fund may borrow under the line of credit for temporary or emergency purposes, including funding shareholder redemptions and other short-term liquidity purposes. The Fund pays an annual fee on the unused commitment amount, payable quarterly, and is allocated among all the series of the Fund and included in miscellaneous expenses in the Statement of Operations for each series. The line of credit expires in August 2020 unless extended or renewed. During the year ended October 31, 2019, the Series did not borrow under the line of credit.

7.	Financial Instruments

The Series may trade in instruments including written and purchased options, forward foreign currency exchange contracts and futures contracts and other derivatives in the normal course of investing activities to assist in managing exposure to various market risks. The Series may be subject to various elements of risk, which may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. These risks include: the risk that changes in the value of a derivative may not correlate perfectly with the underlying asset, rate or index; counterparty credit risk related to over the counter derivative counterparties’ failure to perform under contract terms; liquidity risk related to the lack of a liquid market for these contracts allowing the fund to close out its position(s); and documentation risk relating to disagreement over contract terms. No such investments were held by the Series as of October 31, 2019.

8.	Foreign Securities

Investing in securities of foreign companies and foreign governments involves special risks and considerations not typically associated with investing in securities of domestic companies and the U.S. Government. These risks include revaluation of currencies and future adverse political and economic developments. Moreover, securities of foreign companies and foreign governments and their markets may be less liquid and their prices more volatile than those of comparable domestic companies and the U.S. Government.

19

Equity Series

Notes to Financial Statements (continued)

9.	Federal Income Tax Information

The amount and characterization of certain income and capital gains to be distributed are determined in accordance with federal income tax regulations, which may differ from GAAP. These differences are primarily due to differing book and tax treatments in the timing of the recognition of net investment income or gains and losses, including losses deferred due to wash sales, the use of equalization and investments in real estate investment trusts. The Series may periodically make reclassifications among its capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations, without impacting the Series’ net asset value. For the year ended October 31, 2019, amounts were reclassified within the capital accounts to increase Additional Paid in Capital by $469,409 and decrease Total Distributable Earnings (Loss) by $469,409. Any such reclassifications are not reflected in the financial highlights.

The tax character of distributions paid were as follows:

	FOR THE YEAR ENDED 10/31/19	FOR THE YEAR ENDED 10/31/18
Ordinary income	$3,116,908	$3,065,404
Long-term capital gains	7,756,351	2,918,123

At October 31, 2019, the tax basis of components of distributable earnings and the net unrealized appreciation based on the identified cost of investments for federal income tax purposes were as follows:

Cost for federal income tax purposes	$51,775,918
Unrealized appreciation	14,008,852
Unrealized depreciation	(1,610,694)

Net unrealized appreciation	$12,398,158

Undistributed ordinary income	$875,642
Undistributed long-term capital gains	$5,316,181

20

Equity Series

Report of Independent Registered Public Accounting Firm

To the Board of Directors of Manning & Napier Fund, Inc. and Shareholders of Equity Series

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the investment portfolio, of Equity Series (one of the series constituting Manning & Napier Fund, Inc., referred to hereafter as the “Fund”) as of October 31, 2019, the related statement of operations for the year ended October 31, 2019, the statement of changes in net assets for each of the two years in the period ended October 31, 2019, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of October 31, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended October 31, 2019 and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2019 by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

New York, New York

December 16, 2019

We have served as the auditor of one or more investment companies in Manning & Napier Mutual Funds since 1992.

21

Equity Series

Supplemental Tax Information

(unaudited)

All reportings are based on financial information available as of the date of this annual report and, accordingly, are subject to change.

For federal income tax purposes, the Series reports for the current fiscal year $676,482 or, if different, the maximum amount allowable under the tax law, as qualified dividend income.

For corporate shareholders, the percentage of investment income (dividend income plus short-term gains, if any) that qualifies for the dividends received deduction for the current fiscal year is 21.05%.

The Series designates $6,005,383 as Long-Term Capital Gain dividends pursuant to Section 852(b) of the Code for the fiscal year ended October 31, 2019.

22

Equity Series

Directors’ and Officers’ Information

(unaudited)

The Statement of Additional Information provides additional information about the Fund’s directors and officers and can be obtained without charge by calling 1-800-466-3863, at www.manning-napier.com, or on the EDGAR Database on the SEC Internet web site (http://www.sec.gov). The following chart shows certain information about the Fund’s directors and officers, including their principal occupations during the last five years. Unless specific dates are provided, the individuals have held the listed positions for longer than five years.

Interested Director and Officer

Name:	Paul Battaglia*
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	41
Current Position(s) Held with Fund:	Principal Executive Officer, President, Chairman & Director
Term of Office & Length of Time Served:	Indefinite – Chairman and Director since November 2018[1]
Principal Occupation(s) During Past 5 Years:	Chief Financial Officer (2018 – Present); Vice President of Finance (2016 – 2018); Director of Finance (2011 – 2016); Financial Analyst/Internal Auditor (2004-2006) – Manning & Napier Advisors, LLC and affiliates Holds one or more of the following titles for various affiliates: Chief Financial Officer
Number of Portfolios Overseen within Fund Complex:	32
Other Directorships Held Outside Fund Complex During	N/A
Past 5 Years:

Independent Directors

Name:	Stephen B. Ashley
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	79
Current Position(s) Held with Fund:	Director, Audit Committee Member, Governance & Nominating Committee Member
Term of Office & Length of Time Served:	Indefinite – Since 1996
Principal Occupation(s) During Past 5 Years:	Chairman, Director & Chief Executive Officer (1997 to present) - The Ashley Group (property management and investment). Director (1995-2008) and Chairman (non-executive) (2004-2008) - Fannie Mae (mortgage)
Number of Portfolios Overseen within Fund Complex:	32
Other Directorships Held Outside Fund Complex During	Fannie Mae (1995-2008)
Past 5 Years:	The Ashley Group (1995-2008)
Genesee Corporation (1987-2007)

Name:	Paul A. Brooke
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	73
Current Position(s) Held with Fund:	Lead Independent Director, Audit Committee Member, Governance & Nominating Committee Chairman
Term of Office & Length of Time Served:	Indefinite – Director, Audit Committee Member, Governance & Nominating Committee Member since 2007; Governance & Nominating Committee Chairman since 2016; Lead Independent Director since 2017
Principal Occupation(s) During Past 5 Years:	Chairman & CEO (2005-2009) - Ithaka Acquisition Corporation (investments); Chairman (2007-2009) - Alsius Corporation (investments); Managing Member (1991-present) - PMSV Holdings LLC (investments); Managing Member (2010-2016) - Venbio (investments).
Number of Portfolios Overseen within Fund Complex:	32
Other Directorships Held Outside Fund Complex During	Incyte Corp. (biotech)(2000-present); ViroPharma, Inc. (speciality
Past 5 Years:

pharmaceuticals)(2000-2014); HLTH (WebMD)(information)(2000-2010); Cheyne Capital International (investment)(2000-2017); GMP Companies (investment)(2000-2011); Cytos Biotechnology Ltd (biotechnology)(2012-2014); Cerus (biomedical)(2016-present); PureEarth(non-profit)(2012-present); Caelum BioSciences (biomedical)(2018-present)

23

Equity Series

Directors’ and Officers’ Information

(unaudited)

Independent Directors (continued)

Name:	Peter L. Faber
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	81
Current Position(s) Held with Fund:	Director, Governance & Nominating Committee Member
Term of Office & Length of Time Served:	Indefinite – Since 1987
Principal Occupation(s) During Past 5 Years:	Senior Counsel (2006-2012), Partner (1995-2006 & 2013-present) -
McDermott, Will & Emery LLP (law firm)
Number of Portfolios Overseen within Fund Complex:	32
Other Directorships Held Outside Fund Complex During Past 5 Years:

Boston Early Music Festival (non-profit)(2007-present); Amherst Early Music, Inc. (non-profit)(2009-present); Gotham Early Music Scene, Inc. (non-profit)(2009-present); Partnership for New York City, Inc. (non-profit)(1989-2010); New York Collegium (non-profit)(2004-2011); S’Cool Sounds, Inc. (non-profit)(2017-present)

Name:	Harris H. Rusitzky
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	84
Current Position(s) Held with Fund:	Director, Audit Committee Member, Governance & Nominating Committee Member
Term of Office & Length of Time Served:	Indefinite – Since 1985
Principal Occupation(s) During Past 5 Years:	President (1994- present) - The Greening Group (business consultants);
Partner (2006-present) - The Restaurant Group (restaurants)
Number of Portfolios Overseen within Fund Complex:	32
Other Directorships Held Outside Fund Complex During Past 5 Years:

Rochester Institute of Technology (university)(1972-present); Culinary Institute of America (non-profit college)(1985-present); George Eastman House (museum)(1988-present); National Restaurant Association (restaurant trade organization)(1978-present)

Name:	Chester N. Watson
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	69
Current Position(s) Held with Fund:	Director, Audit Committee Chairman, Governance & Nominating Committee Member
Term of Office & Length of Time Served:	Indefinite – Director, Audit Committee Member, Governance & Nominating Committee Member Since 2012; Audit Committee Chairman since 2013
Principal Occupation(s) During Past 5 Years:	General Auditor (2003-2011) - General Motors Company (auto manufacturer)
Number of Portfolios Overseen within Fund Complex:	32
Other Directorships Held Outside Fund Complex During Past 5 Years:	Rochester Institute of Technology (university)(2005-present); Town of Greenburgh, NY Planning Board (municipal government) (2015-2018)

Officers:

Name:	Elizabeth Craig
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	32
Current Position(s) Held with Fund:	Corporate Secretary
Term of Office[1] & Length of Time Served:	Since 2016
Principal Occupation(s) During Past 5 Years:

Fund Regulatory Administration Manager since 2018; Fund Administration Manager (2015-2018); Mutual Fund Compliance Specialist (2009-2015) - Manning & Napier Advisors, LLC; Assistant Corporate Secretary (2011-2016) - Manning & Napier Fund, Inc.

24

Equity Series

Directors’ and Officers’ Information

(unaudited)

Officers: (continued)

Name:	Christine Glavin
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	53
Current Position(s) Held with Fund:	Principal Financial Officer, Chief Financial Officer
Term of Office[1] & Length of Time Served:	Principal Financial Officer since 2002; Chief Financial Officer since 2001
Principal Occupation(s) During Past 5 Years:

Director of Fund Reporting since 2011; Fund Reporting Manager (1997-2011) - Manning & Napier Advisors, LLC; Assistant Treasurer since 2008 - Exeter Trust Company; Chief Financial Officer (2017-2018) - Rainier Investment Management Mutual Funds, Inc.

Name:	Samantha Larew
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	39
Current Position(s) Held with Fund:	Chief Compliance Officer and Anti-Money Laundering Compliance Officer
Term of Office[1] & Length of Time Served:	Chief Compliance Officer since 2019; Anti-Money Laundering Compliance Officer since 2018
Principal Occupation(s) During Past 5 Years:

Co-Director of Compliance (since 2018); Compliance Communications Supervisor (2014-2018); Compliance Supervisor (2011-2014); Broker-Dealer Compliance Analyst (2010-2014) - Manning & Napier Advisors, LLC and affiliates; Broker-Dealer Chief Compliance Officer (since 2013) – Manning & Napier Investor Services, Inc.; Compliance Analyst (2007-2009) – Wall Street Financial Group; Compliance Specialist (2003-2007) – Manning & Napier Advisors, LLC and affiliates Holds one or more of the following titles for various affiliates: Assistant Corporate Secretary, Chief Compliance Officer

Name:	Scott Morabito
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	31
Current Position(s) Held with Fund:	Vice President
Term of Office[1] & Length of Time Served:	Vice President since 2019; Assistant Vice President (2017-2019)
Principal Occupation(s) During Past 5 Years:

Managing Director of Operations since 2019 and Director of Funds Group from 2017 - 2019; Fund Product and Strategy Manager (2014-2017); Senior Product and Strategy Analyst (2013-2014); Product and Strategy Analyst (2011-2013) - Manning & Napier Advisors, LLC; President, Director – Manning & Napier Investor Services, Inc. since 2018

Name:	Sarah Turner
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	37
Current Position(s) Held with Fund:	Chief Legal Officer; Assistant Corporate Secretary
Term of Office[1] & Length of Time Served:	Since 2018
Principal Occupation(s) During Past 5 Years:	General Counsel since 2018 - Manning & Napier Advisors, LLC and affiliates; Counsel (2017-2018) – Harter Secrest and Emery LLP; Legal Counsel (2010-2017) – Manning & Napier Advisors, LLC and affiliates Holds one or more of the following titles for various affiliates: Corporate Secretary, General Counsel

*Interested Director, within the meaning of the 1940 Act by reason of his positions with the Fund’s Advisor, Manning & Napier Advisors, LLC, and Distributor, Manning & Napier Investor Services, Inc.

1The term of office of all officers shall be one year and until their respective successors are chosen and qualified, or his or her earlier resignation or removal as provided in the Fund’s By-Laws.

25

Equity Series

Literature Requests

(unaudited)

Proxy Voting Policies and Procedures

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, without charge, upon request:

By phone	1-800-466-3863
On the Securities and Exchange
Commission’s (SEC) web site	http://www.sec.gov

Proxy Voting Record

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30th is available, without charge, upon request:

By phone	1-800-466-3863
On the SEC’s web site	http://www.sec.gov

Quarterly Portfolio Holdings

The Series’ complete schedule of portfolio holdings for the 1st and 3rd quarters of each fiscal year are provided on Form N-PORT, and are available, without charge, upon request:

By phone	1-800-466-3863
On the SEC’s web site	http://www.sec.gov

Prospectus and Statement of Additional Information (SAI)

For more information about any of the Manning & Napier Fund, Inc. Series, you may obtain a prospectus and SAI at www.manning-napier.com or by calling (800) 466-3863. Before investing, carefully consider the objectives, risks, charges and expenses of the investment and read the prospectus carefully as it contains this and other information about the investment company. In addition, this information can be found on the SEC’s web site, http://www.sec.gov.

Additional information available at www.manning-napier.com

1. Fund Holdings - Month-End

2. Fund Holdings - Quarter-End

3. Shareholder Report - Annual

4. Shareholder Report - Semi-Annual

The Fund also offers electronic notification or “e-delivery” when certain documents are available on-line to be downloaded or reviewed. Direct shareholders can elect to receive electronic notification when shareholder reports, prospectus updates, and/or statements are available. If you do not currently have on-line access to your account, you can establish access by going to www.manning-napier.com, click on “Login” in the top corner of the page, and follow the prompts to self-enroll. Once enrolled, you can set your electronic notification preferences by clicking on the Account Options tab located within the green toolbar and then select E-Delivery Option. Should you have any questions on either how to establish on-line access or how to update your account settings, please contact Investor Services at 1-800-466-3863.

The Manning & Napier Fund, Inc. is managed by Manning & Napier Advisors, LLC. Manning & Napier Investor Services, Inc., an affiliate of Manning & Napier Advisors, LLC, is the distributor of the Fund shares.

MNEQY-10/19-AR

www.manning-napier.com

Manning & Napier Fund, Inc.

Blended Asset Conservative Series

Blended Asset Moderate Series

Blended Asset Extended Series

Blended Asset Maximum Series

Beginning on June 25, 2021, as permitted by Securities and Exchange Commission regulations, paper copies of the Series’ annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically by contacting your financial intermediary or, if you are a direct investor, by visiting www.manning-napier.com or calling 1-800-466-3863.

You may elect to receive all future annual and semi-annual reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with the Fund, you can inform the Fund that you wish to continue receiving paper copies of your shareholder reports by visiting www.manning-napier.com or calling

1-800-466-3863. Your election to receive reports in paper will apply to all funds held with your financial intermediary if you invest through a financial intermediary or all series of the Fund if you invest directly with the Fund.

Independent Perspective | Real-World Solutions

A Note from Our CEO

Dear Shareholder,

The investing world is constantly changing, yet investors’ needs and objectives remain substantially the same.

Whether you are an individual saver looking to ensure security in retirement, or an institutional investor with a fiduciary obligation to others, at the end of the day you look for a trusted partner to help you build, grow, and preserve wealth.

In order to do so successfully we recognize that, in the short-term, the world’s capital markets can be capricious and hard to predict.

Bubbles form, rise, and then pop. The hot stocks of today often become passing fads of tomorrow. Investor sentiment can swing wildly, whipsawing between exuberance one day and despondence the next.

As successful long-term investors, we are defined both by what we do as well as what we don’t do.

We don’t attempt to perfectly time every recession. We don’t jump on the latest trend. We don’t worry about capturing every market peak all across the globe.

On the other hand, we do maintain the rigorous disciplines we have developed over close to half a century. We are highly attentive to managing risk and protecting investors in down markets while participating fully in the opportunities our Research uncovers.

Our focus is on you, the shareholder, and helping you achieve your goals.

In the face of an uncertain world, we believe our investment philosophies, processes, and experience have stood the test of time and will do so in the future.

We appreciate your continued confidence in our approach.

Sincerely, Marc Mayer Chief Executive Officer

Corporate Headquarters | 290 Woodcliff Drive | Fairport, NY 14450 | (585) 325-6880 phone | (800) 551-0224 toll free | www.manning-napier.com

1

Fund Commentary

(unaudited)

Investment Objective

The Blended Asset Series are strategically allocated across stocks, bonds, and cash to balance growth, capital preservation, and income to fit a range of investor risk management priorities.

Performance Commentary

Global equity and fixed income markets posted strong positive returns for the twelve-month period ending October 31, 2019. Over the one year period, equities outperformed fixed income markets, and within stocks, US equities outperformed international markets. With respect to equities, large-cap stocks outperformed small-and mid-cap stocks, while growth stocks outperformed their value counterparts. On the fixed income side, corporate bonds experienced the highest returns from a sector perspective, while longer dated bonds were the highest returning segment of the market from a maturity perspective as a result of falling interest rates.

Each of the Blended Asset Series delivered positive returns over the period, and, with the exception of Moderate Series, outperformed their respective blended benchmarks.

Among the largest contributors to relative returns (i.e., returns compared to the benchmark) was stock selection in Materials, Health Care, Consumer Staples, Information Technology, and Real Estate, as well as from an overweight to Real Estate and underweight to Energy. Additionally, selection within Consumer Discretionary was a large contributor to outperformance for the Maximum Series. Underperformance for the Moderate Series was largely attributable to positioning within the fixed income portion of the portfolio when compared to the benchmark. Specifically, a shorter duration in a period where interest rates generally fell.

We believe the global economy is showing signs of moving into the later stages of the economic cycle. When this occurs, it is common to see strong stock market gains. While these rallies may give investors the feeling of missing out, it is exactly in these moments that risk management can be most valuable.

Given our outlook, the portfolios are focused on higher quality businesses and reasonably priced growth companies. We prefer businesses with strong management and solid balance sheets who have historically provided some degree of downside protection in adverse markets.

This view has led to meaningful positions in areas such as Consumer Staples and Health Care. In contrast, the portfolios are less exposed to sectors that are highly dependent on strong and above average economic growth such as Industrials and Energy. On the fixed income side, we are seeing opportunities in select corporate bonds and shorter duration, higher-quality securitized credit.

Please see the next page for additional performance information as of October 31, 2019.

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than that quoted; investors can obtain the most recent month-end performance at www.manning-napier.com or by calling (800) 466-3863.

Commentary prepared using data provided by FactSet. Analysis Manning & Napier. Commentary presented is relative to each Series’ respective blended benchmark. Additional information and associated disclosures can be found on the Performance Update pages contained in this report.

All investments involve risks, including possible loss of principal. Because the fund invests in both stocks and bonds, the value of your investment will fluctuate in response to stock market movements and changes in interest rates. Investing in the fund will also involve a number of other risks, including issuer-specific risk, foreign investment risk, and small-cap/mid-cap risk. Investments in options and futures, like all derivatives, can be highly volatile and involve risks in addition to the risks of the underlying instrument on which the derivative is based, such as counterparty, correlation and liquidity risk. Also, the use of leverage increases exposure to the market and may magnify potential losses.

2

Performance Update as of October 31, 2019 - Blended Asset Conservative Series

(unaudited)

	AVERAGE ANNUAL TOTAL RETURN AS OF OCTOBER 31, 2019
	ONE YEAR[1]	SINCE INCEPTION[2]

Blended Asset Conservative Series - Class R6[3]	10.71%	4.68%

Bloomberg Barclays U.S. Intermediate Aggregate Bond Index[4]	8.83%	3.48%

Conservative Term Composite Benchmark[5]	10.38%	4.94%

The following graph compares the value of a $10,000 investment in the Blended Asset Conservative Series - Class R6 from its inception2 (October 13, 2017) to present (October 31, 2019) to the Bloomberg Barclays U.S. Intermediate Aggregate Bond Index and Conservative Term Composite Benchmark.

1The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

2Performance numbers for the Series and Indices are calculated from October 13, 2017, the Series’ inception date.

3The Series’ performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. The Series’ performance is historical and may not be indicative of future results. The performance returns shown are inclusive of the net expense ratio of the Series. For the year ended October 31, 2019, this net expense ratio was 0.45% for Class R6. The gross expense ratio, which does not account for any voluntary or contractual waivers currently in effect, was 0.64% for Class R6 for the year ended October 31, 2019.

4The Bloomberg Barclays U.S Intermediate Aggregate Bond Index is an unmanaged, market-value weighted index of U.S. domestic investment-grade debt issues, including government, corporate, asset-backed and mortgage-backed securities, with maturities greater than one year but less than ten years. Index returns do not reflect any fees or expenses. Index returns provided by Interactive Data.

5The Conservative Term Composite Benchmark is a blend of the Russell 3000® Index (Russell 3000), MSCI ACWI ex USA Index (ACWIxUS), and Bloomberg Barclays U.S. Intermediate Aggregate Bond Index (BIAB) in the following weightings: 15% Russell 3000, 5% ACWIxUS, and 80% BIAB through 05/31/2012; and 22% Russell 3000, 8% ACWIxUS, and 70% BIAB beginning 06/01/2012. Russell 3000 is an unmanaged index that consists of 3,000 of the largest U.S. companies based on total market capitalization. Index returns are based on a market capitalization-weighted average of relative price changes of the component stocks plus dividends whose reinvestments are compounded daily. Index returns provided by Bloomberg. ACWIxUS is designed to measure large and mid-cap representation across 22 of 23 Developed Markets countries (excluding the U.S.) and 26 Emerging Markets countries. The Index is denominated in U.S. dollars. The Index returns are net of withholding taxes. They assume daily reinvestment of net dividends thus accounting for any applicable dividend taxation. Index returns provided by Bloomberg. BIAB is an unmanaged, market value-weighted index of U.S. domestic investment-grade debt issues, including government, corporate, asset-backed, and mortgage-backed securities with maturities of greater than one year but less than ten years. Index returns provided by Interactive Data. The returns of the indices do not reflect any fees or expenses. Returns provided are calculated monthly using a blended allocation. Because the fund’s asset allocation will vary over time, the composition of the fund’s portfolio may not match the composition of the Conservative Term Composite Benchmark.

3

Shareholder Expense Example - Blended Asset Conservative Series

(unaudited)

As a shareholder of the Series, you incur ongoing costs, including management fees, shareholder service fees and other Series expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Series and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2019 to October 31, 2019).

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Series’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Series’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid during the period. You may use this information to compare the ongoing costs of investing in the Series and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs such as sales charges (loads), redemption fees, or exchange fees that you may incur in other mutual funds. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	BEGINNING ACCOUNT VALUE 5/1/19	ENDING ACCOUNT VALUE 10/31/19	EXPENSES PAID DURING PERIOD 5/1/19-10/31/19*

Actual	$1,000.00	$1,044.50	$2.32

Hypothetical (5% return before expenses)	$1,000.00	$1,022.94	$2.29

*Expenses are equal to the Series’ annualized expense ratio (for the six-month period) of 0.45%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Expenses are based on the most recent fiscal half year; therefore, the expense ratios stated above may differ from the expense ratios stated in the financial highlights, which are based on one-year data. The Series’ total return would have been lower had certain expenses not been waived during the period.

4

Portfolio Composition - Blended Asset Conservative Series

As of October 31, 2019 (unaudited)

Sector Allocation[5]

Financials	7.1%
Communication Services	6.8%
Health Care	4.9%
Energy	4.8%
Real Estate	4.7%
Consumer Discretionary	4.6%
Information Technology	4.1%
Industrials	3.5%
Consumer Staples	3.2%
Materials	1.3%
Utilities	0.2%

[5]Including common stocks and corporate bonds, as a percentage of total investments.

Top Five Stock Holdings[6]

Johnson & Johnson	0.8%
Medtronic plc	0.8%
Microsoft Corp.	0.6%
Mastercard, Inc. - Class A	0.6%
Novartis AG - ADR (Switzerland)	0.6%

6As a percentage of total investments.

Top Five Bond Holdings[7]

U.S. Treasury Note, 2.50%, 8/15/2023	6.1%
U.S. Treasury Inflation Indexed Note, 0.125%, 4/15/2020	3.9%
U.S. Treasury Note, 1.625%, 5/15/2026	3.0%
U.S. Treasury Note, 2.50%, 5/15/2024	3.0%
U.S. Treasury Note, 2.125%, 5/15/2025	2.9%

7As a percentage of total investments.

5

Investment Portfolio - October 31, 2019

BLENDED ASSET CONSERVATIVE SERIES
	SHARES	VALUE (NOTE 2)

COMMON STOCKS - 26.3%

Communication Services - 3.0%
Diversified Telecommunication Services - 0.1%
AT&T, Inc.	1,255	$48,305
Verizon Communications, Inc.	1,205	72,866

		121,171

Entertainment - 1.4%
Activision Blizzard, Inc.[1]	4,530	253,816
Electronic Arts, Inc.*[1]	2,310	222,684
Nexon Co. Ltd. (Japan)*	25,800	298,977
Sea Ltd. - ADR (Taiwan)*[1]	8,840	263,078
The Walt Disney Co.	320	41,574

		1,080,129

Interactive Media & Services - 1.3%
Alphabet, Inc. - Class A*[1]	175	220,290
Alphabet, Inc. - Class C*[1]	180	226,820
Facebook, Inc. - Class A*	1,580	302,807
Tencent Holdings Ltd. - Class H (China)	7,040	285,563

		1,035,480

Media - 0.2%
Quebecor, Inc. - Class B (Canada)	3,140	72,999
Shaw Communications, Inc. - Class B (Canada)	3,830	78,165

		151,164

Total Communication Services		2,387,944

Consumer Discretionary - 2.2%
Automobiles - 0.0%##
Honda Motor Co. Ltd. - ADR (Japan)	1,451	39,133

Distributors - 0.1%
Genuine Parts Co.	545	55,906

Hotels, Restaurants & Leisure - 0.0%##
Hilton Worldwide Holdings, Inc.	130	12,605
McDonald’s Corp.	95	18,686

		31,291

Household Durables - 0.4%
Sony Corp. - ADR (Japan)	4,900	298,067

Internet & Direct Marketing Retail - 0.6%
Amazon.com, Inc.*[1]	160	284,266
Booking Holdings, Inc.*[1]	75	153,658

		437,924

Multiline Retail - 0.2%
B&M European Value Retail S.A. (United Kingdom)	5,390	25,858
Dollar General Corp.	382	61,250

	SHARES	VALUE (NOTE 2)

COMMON STOCKS (continued)

Consumer Discretionary (continued)
Multiline Retail (continued)
Target Corp.	365	$39,022

		126,130

Specialty Retail - 0.5%
The Home Depot, Inc.	505	118,463
Industria de Diseno Textil S.A. (Spain)	8,040	250,533
O’Reilly Automotive, Inc.*	76	33,099

		402,095

Textiles, Apparel & Luxury Goods - 0.4%
lululemon athletica, Inc.*	1,520	310,490
VF Corp.	358	29,460

		339,950

Total Consumer Discretionary		1,730,496

Consumer Staples - 3.2%
Beverages - 1.4%
Ambev S.A. - ADR (Brazil)[1]	15,360	66,202
Anheuser-Busch InBev S.A./N.V. (Belgium)	3,210	259,103
The Coca-Cola Co.	5,340	290,656
Diageo plc (United Kingdom)	3,995	163,520
PepsiCo, Inc.	2,565	351,841

		1,131,322

Food & Staples Retailing - 0.2%
Walgreens Boots Alliance, Inc.	700	38,346
Walmart, Inc.	1,188	139,305

		177,651

Food Products - 1.0%
J&J Snack Foods Corp.	255	48,644
Mondelez International, Inc. - Class A	7,512	394,004
Nestle S.A. (Switzerland)	2,770	296,338

		738,986

Household Products - 0.2%
Colgate-Palmolive Co.	1,246	85,476
Kimberly-Clark Corp.	256	34,017
The Procter & Gamble Co.	475	59,142

		178,635

Personal Products - 0.4%
Unilever plc - ADR (United Kingdom)	5,582	335,534

Total Consumer Staples		2,562,128

The accompanying notes are an integral part of the financial statements.

6

Investment Portfolio - October 31, 2019

BLENDED ASSET CONSERVATIVE SERIES
	SHARES	VALUE (NOTE 2)

COMMON STOCKS (continued)

Energy - 1.2%
Energy Equipment & Services - 0.4%
Halliburton Co.	9,340	$179,795
Schlumberger Ltd.[1]	3,400	111,146
Transocean Ltd.*[1]	12,610	59,898

		350,839

Oil, Gas & Consumable Fuels - 0.8%
BP plc - ADR (United Kingdom)[1]	970	36,773
Chevron Corp.[1]	1,335	155,047
China Petroleum & Chemical Corp. - ADR (China)[1]	899	50,784
ConocoPhillips	350	19,320
Equinor ASA - ADR (Norway)	1,729	32,004
Exxon Mobil Corp.	1,635	110,477
Marathon Petroleum Corp.	665	42,527
Occidental Petroleum Corp.	1,010	40,905
Petroleo Brasileiro S.A. - ADR (Brazil)	3,061	46,190
Royal Dutch Shell plc - Class B - ADR (Netherlands)	210	12,241
TOTAL S.A. - ADR (France)	1,016	53,472
Valero Energy Corp.	379	36,755

		636,495

Total Energy		987,334

Financials - 3.2%
Banks - 1.2%
Bank of America Corp.[1]	7,172	224,268
Citigroup, Inc.[1]	2,248	161,541
JPMorgan Chase & Co.	2,253	281,445
KeyCorp.	1,135	20,396
The PNC Financial Services Group, Inc.	175	25,673
Regions Financial Corp.	1,160	18,676
U.S. Bancorp.	1,005	57,305
Wells Fargo & Co.	3,296	170,172

		959,476

Capital Markets - 1.2%
Ares Management Corp. - Class A1	1,195	35,336
BlackRock, Inc.[1]	245	113,117
The Blackstone Group, Inc. - Class A1	835	44,389
Cboe Global Markets, Inc.[1]	1,310	150,847
CME Group, Inc.[1]	720	148,140
The Goldman Sachs Group, Inc.	90	19,204
Intercontinental Exchange, Inc.	1,660	156,571
Moody’s Corp.	680	150,069
Morgan Stanley	225	10,361

	SHARES	VALUE (NOTE 2)

COMMON STOCKS (continued)

Financials (continued)
Capital Markets (continued)
S&P Global, Inc.	600	$154,794

		982,828

Diversified Financial Services - 0.5%
Berkshire Hathaway, Inc. - Class B*[1]	1,765	375,204

Insurance - 0.3%
The Allstate Corp.[1]	280	29,798
American International Group, Inc.	520	27,539
Arthur J. Gallagher & Co.	470	42,873
Assurant, Inc.	180	22,693
Chubb Ltd.[1]	217	33,075
Fidelity National Financial, Inc.	465	21,316
Lincoln National Corp.	300	16,944
Principal Financial Group, Inc.	335	17,882

		212,120

Total Financials		2,529,628

Health Care - 4.4%
Biotechnology - 0.9%
AbbVie, Inc.[1]	881	70,084
Amgen, Inc.[1]	385	82,101
BioMarin Pharmaceutical, Inc.*[1]	2,450	179,365
Gilead Sciences, Inc.	862	54,918
Incyte Corp.*	1,220	102,382
Seattle Genetics, Inc.*	1,220	131,028
Vertex Pharmaceuticals, Inc.*	520	101,650

		721,528

Health Care Equipment & Supplies - 1.0%
Alcon, Inc. (Switzerland)*	2,400	142,248
Medtronic plc[1]	5,841	636,085

		778,333

Health Care Providers & Services - 0.1%
CVS Health Corp.[1]	817	54,241

Pharmaceuticals - 2.4%
Bristol-Myers Squibb Co.[1]	1,565	89,784
GlaxoSmithKline plc (United Kingdom)	940	21,531
Johnson & Johnson	5,080	670,763
Merck & Co., Inc.	2,381	206,337
Merck KGaA (Germany)	2,560	305,322
Novartis AG - ADR (Switzerland)	5,230	457,311
Pfizer, Inc.	3,727	143,005

The accompanying notes are an integral part of the financial statements.

7

Investment Portfolio - October 31, 2019

BLENDED ASSET CONSERVATIVE SERIES
	SHARES	VALUE (NOTE 2)

COMMON STOCKS (continued)

Health Care (continued)
Pharmaceuticals (continued)
Sanofi (France)	365	$33,648

		1,927,701

Total Health Care		3,481,803

Industrials - 1.3%
Aerospace & Defense - 0.3%
The Boeing Co.[1]	279	94,835
Lockheed Martin Corp.	159	59,892
United Technologies Corp.	544	78,107

		232,834

Air Freight & Logistics - 0.1%
United Parcel Service, Inc. - Class B	1,037	119,431

Airlines - 0.0%##
Delta Air Lines, Inc.	335	18,452

Building Products - 0.1%
Johnson Controls International plc[1]	1,445	62,612

Commercial Services & Supplies - 0.2%
Covanta Holding Corp.	2,525	36,461
Republic Services, Inc.	525	45,943
Waste Management, Inc.	812	91,115

		173,519

Electrical Equipment - 0.1%
Eaton Corp. plc	374	32,579
Emerson Electric Co.	548	38,442

		71,021

Industrial Conglomerates - 0.2%
3M Co.	398	65,666
Honeywell International, Inc.	398	68,746

		134,412

Machinery - 0.1%
Caterpillar, Inc.[1]	359	49,470
Illinois Tool Works, Inc.	224	37,762

		87,232

Road & Rail - 0.2%
Kansas City Southern	420	59,128
Union Pacific Corp.	410	67,839

		126,967

Total Industrials		1,026,480

Information Technology - 4.1%
Communications Equipment - 0.1%
Cisco Systems, Inc.[1]	1,860	88,369

	SHARES	VALUE (NOTE 2)

COMMON STOCKS (continued)

Information Technology (continued)
Electronic Equipment, Instruments & Components - 0.1%
Cognex Corp.	1,510	$77,750

IT Services - 1.6%
International Business Machines Corp.	526	70,342
InterXion Holding N.V. (Netherlands)*[1]	3,390	299,066
Mastercard, Inc. - Class A	1,755	485,801
Visa, Inc. - Class A	2,450	438,207

		1,293,416

Semiconductors & Semiconductor Equipment - 1.2%
Broadcom, Inc.[1]	223	65,306
Intel Corp.	4,008	226,572
Micron Technology, Inc.*	9,560	454,578
NVIDIA Corp.	840	168,857
Texas Instruments, Inc.	561	66,192

		981,505

Software - 1.1%
Microsoft Corp.	3,616	518,426
ServiceNow, Inc.*[1]	1,260	311,547

		829,973

Total Information Technology		3,271,013

Materials - 0.4%
Chemicals - 0.2%
Dow, Inc.	775	39,130
FMC Corp.	450	41,175
RPM International, Inc.	735	53,236

		133,541

Containers & Packaging - 0.1%
Graphic Packaging Holding Co.	3,750	58,725
Sealed Air Corp.	1,050	43,858

		102,583

Metals & Mining - 0.1%
BHP Group Ltd. - ADR (Australia)[1]	1,181	57,763
Rio Tinto plc - ADR (Australia)	902	46,913

		104,676

Total Materials		340,800

Real Estate - 3.1%
Equity Real Estate Investment Trusts (REITS) - 3.1%
Acadia Realty Trust[1]	295	8,254
Agree Realty Corp.[1]	175	13,785
Alexandria Real Estate Equities, Inc.[1]	70	11,113

The accompanying notes are an integral part of the financial statements.

8

Investment Portfolio - October 31, 2019

BLENDED ASSET CONSERVATIVE SERIES
	SHARES	VALUE (NOTE 2)

COMMON STOCKS (continued)

Real Estate (continued)
Equity Real Estate Investment Trusts (REITS) (continued)
American Campus Communities, Inc.[1]	490	$24,490
American Homes 4 Rent - Class A1	1,675	44,337
American Tower Corp.[1]	650	141,752
Americold Realty Trust[1]	915	36,682
Apartment Investment & Management Co. - Class A1	799	43,849
AvalonBay Communities, Inc.[1]	395	85,976
Boston Properties, Inc.[1]	251	34,437
Brandywine Realty Trust[1]	2,235	34,151
Camden Property Trust[1]	290	33,167
Community Healthcare Trust, Inc.	1,160	56,167
Cousins Properties, Inc.	1,551	62,241
Crown Castle International Corp.	465	64,537
CubeSmart	260	8,242
Digital Realty Trust, Inc.	240	30,490
Douglas Emmett, Inc.	650	28,158
Equinix, Inc.	615	348,570
Equity LifeStyle Properties, Inc.	360	25,178
Equity Residential	495	43,887
Essential Properties Realty Trust, Inc.	1,094	28,072
Essex Property Trust, Inc.	109	35,657
Extra Space Storage, Inc.	95	10,666
Federal Realty Investment Trust	65	8,841
First Industrial Realty Trust, Inc.	430	18,107
Getty Realty Corp.	505	16,938
Healthcare Realty Trust, Inc.	1,395	48,504
Healthcare Trust of America, Inc. - Class A	1,030	31,930
Healthpeak Properties, Inc.	1,175	44,204
Hibernia REIT plc (Ireland)	8,800	13,701
Host Hotels & Resorts, Inc.	955	15,652
Independence Realty Trust, Inc.	3,330	51,282
Invitation Homes, Inc.	1,857	57,177
Jernigan Capital, Inc.	1,805	34,277
Kilroy Realty Corp.	115	9,652
Lexington Realty Trust	1,115	12,131
Liberty Property Trust	455	26,877
Life Storage, Inc.	125	13,615
Mid-America Apartment Communities, Inc.	140	19,459
National Retail Properties, Inc.	490	28,866
National Storage Affiliates Trust	475	16,231
Omega Healthcare Investors, Inc.	450	19,818
Physicians Realty Trust	2,765	51,623

	SHARES	VALUE (NOTE 2)

COMMON STOCKS (continued)

Real Estate (continued)
Equity Real Estate Investment Trusts (REITS) (continued)
Plymouth Industrial REIT, Inc.	1,450	$27,347
Prologis, Inc.	1,055	92,587
Public Storage	175	39,000
Realty Income Corp.	140	11,451
SBA Communications Corp.	590	141,984
Simon Property Group, Inc.	425	64,039
STAG Industrial, Inc.	1,350	41,904
STORE Capital Corp.	410	16,605
Sun Communities, Inc.	255	41,476
Sunstone Hotel Investors, Inc.	795	10,740
UDR, Inc.	681	34,220
UMH Properties, Inc.	615	9,182
Urban Edge Properties	1,115	23,538
Ventas, Inc.	500	32,550
VEREIT, Inc.	3,025	29,766
Vornado Realty Trust	175	11,485
Weingarten Realty Investors	725	23,004
Welltower, Inc.	458	41,536

Total Real Estate		2,485,157

Utilities - 0.2%
Electric Utilities - 0.0%##
Exelon Corp.	625	28,431

Independent Power and Renewable Electricity Producers - 0.1%
Boralex, Inc. - Class A (Canada)	1,185	19,613
Innergex Renewable Energy, Inc. (Canada)	1,975	24,652
Northland Power, Inc. (Canada)	1,195	23,862
Pattern Energy Group, Inc. - Class A	789	22,116

		90,243

Multi-Utilities - 0.1%
CMS Energy Corp.[1]	890	56,889

Total Utilities		175,563

TOTAL COMMON STOCKS (Identified Cost $18,778,110)		20,978,346

The accompanying notes are an integral part of the financial statements.

9

Investment Portfolio - October 31, 2019

BLENDED ASSET CONSERVATIVE SERIES
	PRINCIPAL AMOUNT[2]	VALUE (NOTE 2)

CORPORATE BONDS - 19.2%

Non-Convertible Corporate Bonds - 19.2%
Communication Services - 3.8%
Diversified Telecommunication Services - 1.9%
AT&T, Inc.[1], 4.25%, 3/1/2027	520,000	$571,119
CenturyLink, Inc., 5.625%, 4/1/2020	5,000	5,062
Verizon Communications, Inc., 5.25%, 3/16/2037	720,000	906,896

		1,483,077

Interactive Media & Services - 0.5%
Tencent Holdings Ltd. (China)[3], 3.975%, 4/11/2029	410,000	441,250

Media - 1.4%
Cablevision Systems Corp., 8.00%, 4/15/2020	5,000	5,125
Comcast Corp., 3.25%, 11/1/2039	450,000	456,217
Diamond Sports Group LLC - Diamond Sports Finance Co.[3], 6.625%, 8/15/2027	10,000	10,300
Discovery Communications LLC, 5.20%, 9/20/2047	550,000	601,456
Entercom Media Corp.[3], 7.25%, 11/1/2024	5,000	5,213
Townsquare Media, Inc.[3], 6.50%, 4/1/2023	5,000	4,950

		1,083,261

Wireless Telecommunication Services - 0.0%##
Sprint Communications, Inc., 7.00%, 8/15/2020	15,000	15,453
Sprint Corp., 7.25%, 9/15/2021	5,000	5,335
Sprint Corp., 7.125%, 6/15/2024	5,000	5,425

		26,213

Total Communication Services		3,033,801

Consumer Discretionary - 2.5%
Auto Components - 0.0%##
American Axle & Manufacturing, Inc., 6.25%, 4/1/2025	5,000	4,819
Techniplas LLC[3], 10.00%, 5/1/2020	10,000	8,450

		13,269

Automobiles - 0.7%
General Motors Financial Co., Inc., 3.15%, 1/15/2020	560,000	560,757

Diversified Consumer Services - 0.0%##
GEMS MENASA Cayman Ltd. - GEMS Education Delaware LLC (United Arab Emirates)[3], 7.125%, 7/31/2026	30,000	31,088

	PRINCIPAL AMOUNT[2]	VALUE (NOTE 2)

CORPORATE BONDS (continued)

Non-Convertible Corporate Bonds (continued)
Consumer Discretionary (continued)
Household Durables - 0.1%
Ashton Woods USA LLC - Ashton Woods Finance Co.[3], 6.75%, 8/1/2025	10,000	$10,050
LGI Homes, Inc.[3], 6.875%, 7/15/2026	15,000	15,525
Weekley Homes LLC - Weekley Finance Corp., 6.625%, 8/15/2025	15,000	15,225

		40,800

Internet & Direct Marketing Retail - 1.7%
Alibaba Group Holding Ltd. (China), 3.40%, 12/6/2027	440,000	457,011
Booking Holdings, Inc., 3.60%, 6/1/2026	790,000	855,299
Photo Holdings Merger Sub, Inc.[3], 8.50%, 10/1/2026	10,000	8,801

		1,321,111

Specialty Retail - 0.0%##
Foxtrot Escrow Issuer LLC - Foxtrot Escrow Corp.[3], 12.25%, 11/15/2026	10,000	10,051
Staples, Inc.[3], 7.50%, 4/15/2026	10,000	10,402

		20,453

Total Consumer Discretionary		1,987,478

Consumer Staples - 0.0%##
Food & Staples Retailing - 0.0%##
KeHE Distributors LLC - KeHE Finance Corp.[3], 8.625%, 10/15/2026	10,000	10,256

Energy - 3.6%
Energy Equipment & Services - 0.0%##
Nabors Industries, Inc., 5.50%, 1/15/2023	10,000	8,450
Shelf Drilling Holdings Ltd. (United Arab Emirates)[3], 8.25%, 2/15/2025	10,000	8,400

		16,850

Oil, Gas & Consumable Fuels - 3.6%
Antero Midstream Partners LP - Antero Midstream Finance Corp.[3], 5.75%, 3/1/2027	10,000	7,437
Antero Midstream Partners LP - Antero Midstream Finance Corp.[3], 5.75%, 1/15/2028	10,000	7,550
Bruin E&P Partners LLC[1,3], 8.875%, 8/1/2023	10,000	6,600

The accompanying notes are an integral part of the financial statements.

10

Investment Portfolio - October 31, 2019

BLENDED ASSET CONSERVATIVE SERIES
	PRINCIPAL AMOUNT[2]	VALUE (NOTE 2)

CORPORATE BONDS (continued)

Non-Convertible Corporate Bonds (continued)
Energy (continued)
Oil, Gas & Consumable Fuels (continued)
Calumet Specialty Products Partners LP - Calumet Finance Corp.[3], 11.00%, 4/15/2025	10,000	$10,025
Energy Transfer Operating LP, 6.50%, 2/1/2042	390,000	467,104
Jonah Energy LLC - Jonah Energy Finance Corp.[3], 7.25%, 10/15/2025	15,000	4,200
Kinder Morgan Energy Partners LP, 6.95%, 1/15/2038	460,000	594,652
Kinder Morgan, Inc., 3.05%, 12/1/2019	560,000	560,382
Lonestar Resources America, Inc.[3], 11.25%, 1/1/2023	10,000	7,000
Moss Creek Resources Holdings, Inc.[3], 10.50%, 5/15/2027	5,000	3,862
NuStar Logistics LP, 6.75%, 2/1/2021	10,000	10,362
Rockies Express Pipeline LLC[3], 5.625%, 4/15/2020	10,000	10,168
Sabine Pass Liquefaction LLC, 5.875%, 6/30/2026	650,000	746,364
Southwestern Energy Co.[4], 6.20%, 1/23/2025	10,000	8,800
W&T Offshore, Inc.[3], 9.75%, 11/1/2023	5,000	4,688
The Williams Companies, Inc., 3.75%, 6/15/2027	400,000	417,058

		2,866,252

Total Energy		2,883,102

Financials - 4.0%
Banks - 3.5%
Bank of America Corp.[1], 4.00%, 1/22/2025	780,000	831,963
Citigroup, Inc.[1], 8.125%, 7/15/2039	270,000	444,168
Credit Suisse AG (Switzerland), 5.40%, 1/14/2020	550,000	553,564
JPMorgan Chase & Co.[5], (3 mo. LIBOR US + 1.000%), 4.023%, 12/5/2024	380,000	405,763
Santander Holdings USA, Inc., 4.50%, 7/17/2025	520,000	560,351

		2,795,809

Capital Markets - 0.4%
AG Merger Sub II, Inc.[3], 10.75%, 8/1/2027	10,000	9,900

	PRINCIPAL AMOUNT[2]	VALUE (NOTE 2)

CORPORATE BONDS (continued)

Non-Convertible Corporate Bonds (continued)
Financials (continued)
Capital Markets (continued)
Donnelley Financial Solutions, Inc., 8.25%, 10/15/2024	15,000	$15,600
The Goldman Sachs Group, Inc., 4.25%, 10/21/2025	260,000	280,059

		305,559

Consumer Finance - 0.0%##
Navient Corp., 5.00%, 10/26/2020	10,000	10,184
SLM Corp., 5.125%, 4/5/2022	15,000	15,488

		25,672

Diversified Financial Services - 0.0%##
Fidelity & Guaranty Life Holdings, Inc.[3], 5.50%, 5/1/2025	5,000	5,338
Global Aircraft Leasing Co. Ltd. (Cayman Islands)[3,6], 6.50%, 9/15/2024	10,000	10,235
VistaJet Malta Finance plc - XO Management Holding, Inc. (Switzerland)[3], 10.50%, 6/1/2024	10,000	9,725

		25,298

Thrifts & Mortgage Finance - 0.1%
Acrisure LLC - Acrisure Finance, Inc.[3], 7.00%, 11/15/2025	15,000	13,725
Radian Group, Inc., 4.875%, 3/15/2027	15,000	15,563

		29,288

Total Financials		3,181,626

Health Care - 0.6%
Health Care Providers & Services - 0.6%
HCA, Inc., 4.125%, 6/15/2029	440,000	466,138

Industrials - 2.2%
Commercial Services & Supplies - 0.0%##
The ADT Security Corp., 6.25%, 10/15/2021	5,000	5,331
Prime Security Services Borrower LLC - Prime Finance, Inc.[3], 5.75%, 4/15/2026	5,000	5,124
Stericycle, Inc.[3], 5.375%, 7/15/2024	15,000	15,600

		26,055

Construction & Engineering - 0.0%##
HC2 Holdings, Inc.[3], 11.50%, 12/1/2021	5,000	4,556
Tutor Perini Corp.[3], 6.875%, 5/1/2025	15,000	14,960

		19,516

The accompanying notes are an integral part of the financial statements.

11

Investment Portfolio - October 31, 2019

BLENDED ASSET CONSERVATIVE SERIES
	PRINCIPAL AMOUNT[2]	VALUE (NOTE 2)

CORPORATE BONDS (continued)

Non-Convertible Corporate Bonds (continued)
Industrials (continued)
Industrial Conglomerates - 0.6%
General Electric Co.[5,7], (3 mo. LIBOR US + 3.330%), 5.00%	500,000	$481,875

Marine - 0.1%
American Tanker, Inc. (Norway)[3], 9.25%, 2/22/2022	20,000	20,112
Borealis Finance LLC[3], 7.50%, 11/16/2022	15,000	14,100

		34,212

Trading Companies & Distributors - 1.5%
AerCap Ireland Capital DAC - AerCap Global Aviation Trust (Ireland)[1], 4.45%, 10/1/2025	530,000	575,092
Air Lease Corp., 3.625%, 4/1/2027	570,000	594,606
Fortress Transportation & Infrastructure Investors LLC[3], 6.50%, 10/1/2025	10,000	10,100

		1,179,798

Total Industrials		1,741,456

Information Technology - 0.0%##
Communications Equipment - 0.0%##
Hughes Satellite Systems Corp., 5.25%, 8/1/2026	15,000	16,069

Materials - 0.9%
Chemicals - 0.0%##
CF Industries, Inc., 7.125%, 5/1/2020	5,000	5,120
Olin Corp., 5.625%, 8/1/2029	10,000	10,383

		15,503

Containers & Packaging - 0.1%
ARD Securities Finance S.A.R.L (Luxembourg)[3,6], 8.75%, 1/31/2023	5,218	5,427
Berry Global, Inc.[3], 4.50%, 2/15/2026	5,000	5,031
Mauser Packaging Solutions Holding Co.[3], 7.25%, 4/15/2025	10,000	9,563

		20,021

Metals & Mining - 0.8%
Infrabuild Australia Pty Ltd. (Australia)[3], 12.00%, 10/1/2024	10,000	10,191
Mountain Province Diamonds, Inc. (Canada)[3], 8.00%, 12/15/2022	15,000	14,550
Northwest Acquisitions ULC - Dominion Finco, Inc.[3], 7.125%, 11/1/2022	15,000	7,500

	PRINCIPAL
	AMOUNT2/ SHARES	VALUE (NOTE 2)

CORPORATE BONDS (continued)

Non-Convertible Corporate Bonds (continued)
Materials (continued)
Metals & Mining (continued)
Southern Copper Corp. (Peru), 5.375%, 4/16/2020	580,000	$587,155
SunCoke Energy Partners LP - SunCoke Energy Partners Finance Corp.[3], 7.50%, 6/15/2025	5,000	4,250

		623,646

Total Materials		659,170

Real Estate - 1.6%
Equity Real Estate Investment Trusts (REITS) - 1.6%
American Tower Corp., 3.80%, 8/15/2029	550,000	587,968
Crown Castle International Corp., 3.10%, 11/15/2029	580,000	589,365
GTP Acquisition Partners I LLC[3], 2.35%, 6/15/2020	95,000	95,033

		1,272,366

Real Estate Management & Development - 0.0%##
Five Point Operating Co. LP - Five Point Capital Corp.[3], 7.875%, 11/15/2025	10,000	9,452
Forestar Group, Inc.[3], 8.00%, 4/15/2024	5,000	5,375

		14,827

Total Real Estate		1,287,193

TOTAL CORPORATE BONDS (Identified Cost $14,663,626)		15,266,289

MUTUAL FUNDS - 0.4%

iShares Russell 1000 Value ETF	1,360	176,895
Schwab U.S. Dividend Equity ETF	2,296	127,474

TOTAL MUTUAL FUNDS (Identified Cost $293,497)		304,369

U.S. TREASURY SECURITIES - 24.3%

U.S. Treasury Bonds - 1.5%
U.S. Treasury Bond, 3.00%, 5/15/2047	655,000	766,964
U.S. Treasury Inflation Indexed Bond, 0.75%, 2/15/2042	377,410	396,578

Total U.S. Treasury Bonds (Identified Cost $1,145,879)		1,163,542

U.S. Treasury Notes - 22.8%
U.S. Treasury Inflation Indexed Note, 0.125%, 4/15/2020	3,154,446	3,137,565

The accompanying notes are an integral part of the financial statements.

12

Investment Portfolio - October 31, 2019

BLENDED ASSET CONSERVATIVE SERIES
	PRINCIPAL AMOUNT[2]	VALUE (NOTE 2)

U.S. TREASURY SECURITIES (continued)

U.S. Treasury Notes (continued)
U.S. Treasury Inflation Indexed Note, 0.50%, 4/15/2024	1,525,875	$1,545,935
U.S. Treasury Note, 2.625%, 5/15/2021	1,535,000	1,558,984
U.S. Treasury Note, 2.50%, 8/15/2023	4,705,000	4,872,615
U.S. Treasury Note, 2.50%, 5/15/2024	2,265,000	2,360,555
U.S. Treasury Note, 2.125%, 5/15/2025	2,280,000	2,346,708
U.S. Treasury Note, 1.625%, 5/15/2026	2,360,000	2,363,780

Total U.S. Treasury Notes (Identified Cost $17,925,501)		18,186,142

TOTAL U.S. TREASURY SECURITIES
(Identified Cost $19,071,380)		19,349,684

ASSET-BACKED SECURITIES - 4.5%

Cazenovia Creek Funding II LLC, Series 2018-1A, Class A1,3, 3.561%, 7/15/2030	196,831	198,260
Invitation Homes Trust, Series 2017-SFR2, Class A3,8, (1 mo. LIBOR US + 0.850%), 2.739%, 12/17/2036	75,114	75,008
Invitation Homes Trust, Series 2017-SFR2, Class B3,8, (1 mo. LIBOR US + 1.150%), 3.039%, 12/17/2036	60,000	60,056
Navient Private Education Refi Loan Trust, Series 2019-CA, Class A1[3], 2.82%, 2/15/2068	229,384	231,631
Navient Student Loan Trust, Series 2019-2A, Class A2[3,8], (1 mo. LIBOR US + 1.000%), 2.823%, 2/27/2068	550,000	554,778
Progress Residential Trust, Series 2017-SFR2, Class A3, 2.897%, 12/17/2034	150,000	150,747
Progress Residential Trust, Series 2019-SFR2, Class A3, 3.147%, 5/17/2036	280,000	284,860
SBA Small Business Investment Companies, Series 2015-10A, Class 1, 2.517%, 3/10/2025	78,558	79,881
SoFi Consumer Loan Program LLC, Series 2016-5, Class A3, 3.06%, 9/25/2028	79,136	79,542

	PRINCIPAL AMOUNT[2]	VALUE (NOTE 2)

ASSET-BACKED SECURITIES (continued)

SoFi Consumer Loan Program Trust, Series 2019-2, Class A3, 3.01%, 4/25/2028	180,040	$181,450
SoFi Consumer Loan Program Trust, Series 2019-3, Class A3, 2.90%, 5/25/2028	225,082	226,684
SoFi Professional Loan Program LLC, Series 2015-D, Class A2[3], 2.72%, 10/27/2036	71,664	72,317
SoFi Professional Loan Program LLC, Series 2016-B, Class A2B3, 2.74%, 10/25/2032	56,954	57,329
SoFi Professional Loan Program LLC, Series 2016-E, Class A2B3, 2.49%, 1/25/2036	208,359	209,168
SoFi Professional Loan Program LLC, Series 2017-F, Class A1FX3, 2.05%, 1/25/2041	24,678	24,676
SoFi Professional Loan Program LLC, Series 2017-F, Class A2FX3, 2.84%, 1/25/2041	75,000	76,114
SoFi Professional Loan Program LLC, Series 2018-A, Class A2A3, 2.39%, 2/25/2042	64,349	64,473
Towd Point Mortgage Trust, Series 2016-5, Class A1[3,9], 2.50%, 10/25/2056	181,145	181,837
Towd Point Mortgage Trust, Series 2017-1, Class A1[3,9], 2.75%, 10/25/2056	168,109	170,099
Towd Point Mortgage Trust, Series 2019-HY1, Class A1[3,8], (1 mo. LIBOR US + 1.000%), 2.823%, 10/25/2048	159,112	159,961
Tricon American Homes Trust, Series 2016-SFR1, Class A3, 2.589%, 11/17/2033	215,065	215,019
Tricon American Homes Trust, Series 2017-SFR2, Class A3, 2.928%, 1/17/2036	199,434	202,425

TOTAL ASSET-BACKED SECURITIES (Identified Cost $3,520,556)		3,556,315

COMMERCIAL MORTGAGE-BACKED SECURITIES - 7.5%

Caesars Palace Las Vegas Trust, Series 2017-VICI, Class A1,3, 3.531%, 10/15/2034	260,000	270,384
CIM Trust, Series 2019-INV1, Class A1[3,9], 4.00%, 2/25/2049	96,616	98,725

The accompanying notes are an integral part of the financial statements.

13

Investment Portfolio - October 31, 2019

BLENDED ASSET CONSERVATIVE SERIES
	PRINCIPAL AMOUNT[2]	VALUE (NOTE 2)

COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)

Credit Suisse Mortgage Capital Trust, Series 2013-IVR3, Class A1[1,3,9], 2.50%, 5/25/2043	131,921	$130,533
Credit Suisse Mortgage Capital Trust, Series 2013-TH1, Class A1[3,9], 2.13%, 2/25/2043	86,872	84,957
Fannie Mae REMICS, Series 2018-31, Class KP, 3.50%, 7/25/2047	306,075	319,526
Fannie Mae-Aces, Series 2017-M15, Class A1[9], 2.959%, 9/25/2027	270,390	283,325
Freddie Mac REMICS, Series 4791, Class BA, 4.00%, 3/15/2044	311,481	315,690
Freddie Mac REMICS, Series 4801, Class BA, 4.50%, 5/15/2044	282,102	287,994
FREMF Mortgage Trust, Series 2011-K13, Class B3,9, 4.612%, 1/25/2048	321,504	329,791
FREMF Mortgage Trust, Series 2014-K41, Class B3,9, 3.832%, 11/25/2047	273,000	286,566
FREMF Mortgage Trust, Series 2014-K716, Class B3,9, 3.948%, 8/25/2047	451,000	463,061
Government National Mortgage Association, Series 2012-113, Class PY, 2.50%, 9/20/2042	250,000	249,724
Government National Mortgage Association, Series 2017-54, Class AH, 2.60%, 12/16/2056	318,011	320,674
JP Morgan Mortgage Trust, Series 2013-2, Class A2[3,9], 3.50%, 5/25/2043	74,717	76,175
JP Morgan Mortgage Trust, Series 2014-2, Class 1A1[3,9], 3.00%, 6/25/2029	94,122	95,598
JP Morgan Mortgage Trust, Series 2017-2, Class A5[3,9], 3.50%, 5/25/2047	273,289	276,890
JP Morgan Mortgage Trust, Series 2017-2, Class A6[3,9], 3.00%, 5/25/2047	293,533	295,111
JP Morgan Mortgage Trust, Series 2017-3, Class 1A3[3,9], 3.50%, 8/25/2047	271,999	276,628
New Residential Mortgage Loan Trust, Series 2014-3A, Class AFX3[3,9], 3.75%, 11/25/2054	79,286	82,476
New Residential Mortgage Loan Trust, Series 2015-2A, Class A1[3,9], 3.75%, 8/25/2055	89,819	93,640

	PRINCIPAL AMOUNT[2]		VALUE (NOTE 2)

COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)

New Residential Mortgage Loan Trust, Series 2016-4A, Class A1[3,9], 3.75%, 11/25/2056		120,081	$125,246
Sequoia Mortgage Trust, Series 2013-8, Class A1[9], 3.00%, 6/25/2043		108,522	109,747
Starwood Retail Property Trust, Series 2014-STAR, Class A3,8, (1 mo. LIBOR US + 1.220%), 3.134%, 11/15/2027		252,607	252,153
Sutherland Commercial Mortgage Trust, Series 2019-SBC8, Class A3,9, 2.86%, 12/25/2035		258,030	259,500
Waikiki Beach Hotel Trust, Series 2019-WBM, Class A3,8, (1 mo. LIBOR US + 1.050%), 2.971%, 12/15/2033		175,000	175,109
WF-RBS Commercial Mortgage Trust, Series 2011-C2, Class A4[3,9], 4.869%, 2/15/2044		336,149	344,053
WinWater Mortgage Loan Trust, Series 2015-3, Class A5[3,9], 3.50%, 3/20/2045		68,254	68,409

TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES (Identified Cost $5,902,016)			5,971,685

FOREIGN GOVERNMENT BONDS - 1.4%

Canadian Government Bond (Canada), 2.75%, 6/1/2022	CAD	33,000	25,841
Export-Import Bank of Korea (South Korea), 2.625%, 12/30/2020		1,000,000	1,005,745
Mexican Government Bond (Mexico), 8.00%, 6/11/2020	MXN	733,000	38,376
Mexican Government Bond (Mexico), 6.50%, 6/10/2021	MXN	275,000	14,264
Mexican Government Bond (Mexico), 6.50%, 6/9/2022	MXN	504,000	26,169
Mexican Government Bond (Mexico), 7.75%, 5/29/2031	MXN	92,000	5,115

TOTAL FOREIGN GOVERNMENT BONDS (Identified Cost $1,111,932)			1,115,510

The accompanying notes are an integral part of the financial statements.

14

Investment Portfolio - October 31, 2019

BLENDED ASSET CONSERVATIVE SERIES
	PRINCIPAL AMOUNT[2]	VALUE (NOTE 2)

U.S. GOVERNMENT AGENCIES - 13.8%

Mortgage-Backed Securities - 13.8%
Fannie Mae, Pool #888468, 5.50%, 9/1/2021	7,547	$7,656
Fannie Mae, Pool #888810, 5.50%, 11/1/2022	9,093	9,213
Fannie Mae, Pool #AL9409, 3.50%, 11/1/2031	251,519	261,396
Fannie Mae, Pool #MA3463, 4.00%, 9/1/2033	276,267	288,459
Fannie Mae, Pool #MA1834, 4.50%, 2/1/2034	70,879	76,178
Fannie Mae, Pool #MA1903, 4.50%, 5/1/2034	82,337	88,493
Fannie Mae, Pool #FM1158, 3.50%, 6/1/2034	303,324	314,249
Fannie Mae, Pool #MA3412, 3.50%, 7/1/2038	419,062	434,279
Fannie Mae, Pool #890294, 5.50%, 1/1/2039	73,079	82,091
Fannie Mae, Pool #AD0307, 5.50%, 1/1/2039	38,363	43,088
Fannie Mae, Pool #AE0604, 6.00%, 7/1/2039	44,395	51,086
Fannie Mae, Pool #MA0258, 4.50%, 12/1/2039	96,898	104,971
Fannie Mae, Pool #890326, 5.50%, 1/1/2040	77,985	87,621
Fannie Mae, Pool #AL0152, 6.00%, 6/1/2040	75,080	86,304
Fannie Mae, Pool #AL7729, 4.00%, 6/1/2043	68,356	73,132
Fannie Mae, Pool #AS3622, 3.50%, 10/1/2044	617,335	650,098
Fannie Mae, Pool #AZ2001, 3.50%, 5/1/2045	297,762	311,117
Fannie Mae, Pool #AZ9215, 4.00%, 10/1/2045	90,482	95,284
Fannie Mae, Pool #MA2705, 3.00%, 8/1/2046	290,006	297,652
Fannie Mae, Pool #BD6997, 4.00%, 10/1/2046	95,533	100,401
Fannie Mae, Pool #BE7845, 4.50%, 2/1/2047	91,035	96,124
Fannie Mae, Pool #CA1720, 5.00%, 5/1/2048	548,616	605,882
Fannie Mae, Pool #CA2056, 4.50%, 7/1/2048	582,693	615,028
Fannie Mae, Pool #MA3443, 4.00%, 8/1/2048	254,120	263,580
Fannie Mae, Pool #BK9366, 4.50%, 8/1/2048	110,483	116,292

	PRINCIPAL AMOUNT[2]	VALUE (NOTE 2)

U.S. GOVERNMENT AGENCIES (continued)

Mortgage-Backed Securities (continued)
Fannie Mae, Pool #CA2219, 5.00%, 8/1/2048	516,096	$553,277
Fannie Mae, Pool #MA3521, 4.00%, 11/1/2048	837,924	869,879
Fannie Mae, Pool #MA3527, 5.00%, 11/1/2048	453,056	483,907
Fannie Mae, Pool #BN0622, 4.50%, 1/1/2049	259,812	273,417
Fannie Mae, Pool #AL8674, 5.645%, 1/1/2049	135,638	152,686
Fannie Mae, Pool #MA3692, 3.50%, 7/1/2049	586,520	601,712
Freddie Mac, Pool #C91762, 4.50%, 5/1/2034	106,417	114,435
Freddie Mac, Pool #QN0349, 3.00%, 8/1/2034	317,062	324,848
Freddie Mac, Pool #G03926, 6.00%, 2/1/2038	34,297	39,452
Freddie Mac, Pool #G05196, 5.50%, 10/1/2038	33,093	37,165
Freddie Mac, Pool #G05409, 5.50%, 3/1/2039	29,735	33,409
Freddie Mac, Pool #A92889, 4.50%, 7/1/2040	123,626	132,882
Freddie Mac, Pool #A93451, 4.50%, 8/1/2040	140,390	152,266
Freddie Mac, Pool #G60334, 4.50%, 10/1/2041	112,317	121,799
Freddie Mac, Pool #Q24752, 3.50%, 2/1/2044	162,561	170,689
Freddie Mac, Pool #G60183, 4.00%, 12/1/2044	95,299	100,050
Freddie Mac, Pool #Q37592, 4.00%, 12/1/2045	205,140	217,547
Freddie Mac, Pool #Q45878, 3.00%, 12/1/2046	290,931	298,323
Freddie Mac, Pool #ZM2525, 3.00%, 12/1/2046	296,318	303,667
Freddie Mac, Pool #Q59805, 4.50%, 11/1/2048	180,504	190,107
Freddie Mac, Pool #G61887, 5.00%, 2/1/2049	244,639	261,745
Freddie Mac, Pool #ZN4802, 4.00%, 4/1/2049	355,664	369,830

TOTAL U.S. GOVERNMENT AGENCIES (Identified Cost $10,772,476)		10,962,766

The accompanying notes are an integral part of the financial statements.

15

Investment Portfolio - October 31, 2019

BLENDED ASSET CONSERVATIVE SERIES PRINCIPAL
	AMOUNT2/ SHARES	VALUE (NOTE 2)

U.S. GOVERNMENT SECURITIES - 2.0%

U.S. Treasury Bill - 2.0%
U.S. Treasury Bill[10], 1.59%, 5/21/2020 (Identified Cost $1,585,859)	1,600,000	$1,586,219

SHORT-TERM INVESTMENT - 1.0%

Dreyfus Government Cash Management, Institutional Shares, 1.73%[11] (Identified Cost $843,815)	843,815	843,815

VALUE (NOTE 2)

TOTAL INVESTMENTS IN SECURITIES - 100.4% (Identified Cost $76,543,267)	$79,934,998

TOTAL OPTIONS WRITTEN — 0.0%## (Premiums Received $7,662)	(12,928)

TOTAL INVESTMENTS - 100.4%	79,922,070
LIABILITIES, LESS OTHER ASSETS - (0.4%)	(304,067)

NET ASSETS - 100%	$79,618,003

ADR - American Depositary Receipt

CAD - Canadian Dollar

ETF - Exchange-traded fund

LIBOR - London Interbank Offered Rate

MXN - Mexican Peso

EXCHANGE-TRADED OPTIONS WRITTEN
DESCRIPTION	NUMBER OF CONTRACTS	EXPIRATION DATE	EXERCISE PRICE	NOTIONAL AMOUNT (000)[2]	VALUE
Call
Sea Ltd. - ADR	41	11/15/2019	$ 27.00	122	$(12,710)

Put
Electronic Arts, Inc.	9	11/01/2019	87.50	87	(18)
ServiceNow, Inc.	5	11/08/2019	200.00	124	(200)

					(218)

TOTAL EXCHANGE-TRADED OPTIONS WRITTEN (PREMIUMS RECEIVED $7,662)					$(12,928)
*Non-income producing security.

## Less than 0.1%.

1A portion of this security is designated as collateral for options contracts written. As of October 31, 2019, the total value of such securities was $7,527,611.

2Amount is stated in USD unless otherwise noted.

3Restricted securities - Investment in securities that are restricted as to public resale under the Securities Act of 1933, as amended. These securities have been sold under Rule 144A and have been determined to be liquid under the Fund’s Liquidity Risk Management Program. These securities amount to $8,497,552, or 10.7% of the Series’ net assets as of October 31, 2019 (see Note 2 to the financial statements).

4Step coupon rate security - Rate steps up/down by 25 basis points upon rating downgrade/upgrade by Moody’s and S&P rating agencies (Subject to a maximum of 100 basis points per agency, 200 basis points maximum).

5Variable rate security. Security may be issued at a fixed coupon rate, which converts to a variable rate at a specified date. Rate shown is the rate in effect as of October 31, 2019.

6Represents a Payment-In-Kind bond.

7Security is perpetual in nature and has no stated maturity date.

8Floating rate security. Rate shown is the rate in effect as of October 31, 2019.

9Variable or floating rate security, the interest rate of which adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. Rate shown is the rate in effect as of October 31, 2019.

10Represents the annualized yield at time of purchase.

11Rate shown is the current yield as of October 31, 2019.

The Global Industry Classification Standard (GICS) was developed by and is the exclusive property and a service mark of MSCI Inc. (MSCI) and Standard & Poor’s, a division of S&P Global Inc. (S&P), and is licensed for use by Manning & Napier when referencing GICS sectors. Neither MSCI, S&P, nor any third party involved in making or compiling the GICS or any GICS classifications makes any express or implied warranties or representations with respect to such standard or classification, nor shall any such party have any liability therefrom.

The accompanying notes are an integral part of the financial statements.

16

Statement of Assets and Liabilities - Blended Asset Conservative Series

October 31, 2019

ASSETS:

Investments in securities, at value (identified cost $76,543,267) (Note 2)	$79,934,998
Interest receivable	352,993
Receivable for securities sold	33,097
Dividends receivable	13,537
Foreign tax reclaims receivable	8,915
Receivable for fund shares sold	45

TOTAL ASSETS	80,343,585

LIABILITIES:

Accrued fund accounting and administration fees (Note 3)	25,693
Accrued management fees (Note 3)	8,430
Accrued Chief Compliance Officer service fees (Note 3)	687
Options written, at value (premiums received $7,662) (Note 2)	12,928
Payable for securities purchased	518,850
Payable for fund shares repurchased	117,928
Other payables and accrued expenses	41,066

TOTAL LIABILITIES	725,582

TOTAL NET ASSETS	$79,618,003

NET ASSETS CONSIST OF:

Capital stock	$69,019
Additional paid-in-capital	76,979,482
Total distributable earnings (loss)	2,569,502

TOTAL NET ASSETS	$79,618,003

NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER SHARE - Class R6 ($79,618,003/6,901,896 shares)	$11.54

The accompanying notes are an integral part of the financial statements.

17

Statement of Operations - Blended Asset Conservative Series

For the Year Ended October 31, 2019

INVESTMENT INCOME:

Interest	$1,960,156
Dividends (net of foreign taxes withheld, $16,487)	490,328

Total Investment Income	2,450,484

EXPENSES:

Management fees (Note 3)	344,667
Fund accounting and administration fees (Note 3)	89,038
Directors’ fees (Note 3)	8,282
Chief Compliance Officer service fees (Note 3)	3,455
Audit fees	57,332
Custodian fees	14,101
Miscellaneous	32,999

Total Expenses	549,874
Less reduction of expenses (Note 3)	(162,123)

Net Expenses	387,751

NET INVESTMENT INCOME	2,062,733

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY:

Net realized gain (loss) on-
Investments in securities	(456,397)
Options written	84,912
Foreign currency and translation of other assets and liabilities	(256)

(371,741)

Net change in unrealized appreciation (depreciation) on-
Investments in securities	5,639,922
Options written	4,533
Foreign currency and translation of other assets and liabilities	87

5,644,542

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY	5,272,801

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$7,335,534

The accompanying notes are an integral part of the financial statements.

18

Statements of Changes in Net Assets - Blended Asset Conservative Series

	FOR THE YEAR ENDED 10/31/19	FOR THE YEAR ENDED 10/31/18
INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:

Net investment income	$2,062,733	$2,519,701
Net realized gain (loss) on investments and foreign currency	(371,741)	(1,292,031)
Net change in unrealized appreciation (depreciation) on investments and foreign currency	5,644,542	(2,062,771)

Net increase (decrease) from operations	7,335,534	(835,101)

DISTRIBUTIONS TO SHAREHOLDERS (Note 9):

Class R6	(2,530,275)	(1,240,645)

CAPITAL STOCK ISSUED AND REPURCHASED:

Net increase (decrease) from capital share transactions (Note 5)	(52,233,583)	28,346,171

Net increase (decrease) in net assets	(47,428,324)	26,270,425

NET ASSETS:

Beginning of year	127,046,327	100,775,902

End of year	$79,618,003	$127,046,327

The accompanying notes are an integral part of the financial statements.

19

Financial Highlights - Blended Asset Conservative Series - Class R6

	FOR THE YEAR ENDED		FOR THE PERIOD 10/13/17[1] TO 10/31/17
	10/31/19	10/31/18
Per share data (for a share outstanding throughout each period):
Net asset value - Beginning of period	$10.68	$10.85	$10.87
Income (loss) from investment operations:
Net investment income[2]	0.26	0.23	0.01
Net realized and unrealized gain (loss) on investments	0.85	(0.29)	(0.03)

Total from investment operations	1.11	(0.06)	(0.02)

Less distributions to shareholders:
From net investment income	(0.25)	(0.11)	—

Net asset value - End of period	$11.54	$10.68	$10.85

Net assets - End of period (000’s omitted)	$79,618	$127,046	$100,776

Total return[3]	10.61%	(0.52% )	(0.18%	)
Ratios (to average net assets)/Supplemental Data:
Expenses*	0.45%	0.45%	0.45%	[4]
Net investment income	2.39%	2.13%	0.99%	[4]
Series portfolio turnover	88%	71%	5%

*The investment advisor did not impose all or a portion of its management and/or other fees during the period, and may have paid a portion of the Series’ expenses. If these expenses had been incurred by the Class, the expense ratio (to average net assets) would have increased by the following amounts:

	0.19%	0.11%	1.21%	[4]

1Commencement of operations.

2Calculated based on average shares outstanding during the periods.

3Represents aggregate total return for the periods indicated, and assumes reinvestment of all distributions. Total return would have been lower had certain expenses not been waived or reimbursed during certain periods. Periods less than one year are not annualized.

4Annualized.

The accompanying notes are an integral part of the financial statements.

20

Performance Update as of October 31, 2019 - Blended Asset Moderate Series

(unaudited)

	AVERAGE ANNUAL TOTAL RETURN AS OF OCTOBER 31, 2019
	ONE YEAR[1]	SINCE INCEPTION[2]

Blended Asset Moderate Series - Class R6[3]	12.44%	5.15%

Bloomberg Barclays U.S. Aggregate Bond Index[4]	11.51%	4.26%

30/10/60 Blended Index[5]	12.51%	5.94%

The following graph compares the value of a $10,000 investment in the Blended Asset Moderate Series - Class R6 from its inception2 (October 13, 2017) to present (October 31, 2019) to the Bloomberg Barclays U.S. Aggregate Bond Index and the 30/10/60 Blended Index.

1The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

2Performance numbers for the Series and Indices are calculated from October 13, 2017, the Series’ inception date.

3The Series’ performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. The Series’ performance is historical and may not be indicative of future results. The performance returns shown are inclusive of the net expense ratio of the Series. For the year ended October 31, 2019, this net expense ratio was 0.50% for Class R6. The gross expense ratio, which does not account for any voluntary or contractual waivers currently in effect, was 0.70% for Class R for the year ended October 31, 2019.

4The Bloomberg Barclays U.S. Aggregate Bond Index is an unmanaged, market-value weighted index of U.S. domestic investment-grade debt issues, including government, corporate, asset-backed, and mortgage-backed securities, with maturities of one year or more. Index returns do not reflect any fees or expenses. Index returns provided by Interactive Data.

5The 30/10/60 Blended Index is 30% Russell 3000® Index (Russell 3000), 10% MSCI ACWI ex USA Index (ACWIxUS), and 60% Bloomberg Barclays U.S. Aggregate Bond Index (BAB). Russell 3000 is an unmanaged index that consists of 3,000 of the largest U.S. companies based on total market capitalization. Index returns are based on a market capitalization-weighted average of relative price changes of the component stocks plus dividends whose reinvestments are compounded daily. Index returns provided by Bloomberg. ACWIxUS is designed to measure large and mid-cap representation across 22 of 23 Developed Markets countries (excluding the U.S.) and 26 Emerging Markets countries. The Index is denominated in U.S. dollars. The Index returns are net of withholding taxes. They assume daily reinvestment of net dividends thus accounting for any applicable dividend taxation. Index returns provided by Bloomberg. BAB is an unmanaged, market value-weighted index of U.S. domestic investment-grade debt issues, including government, corporate, asset-backed and mortgage-backed securities with maturities of one year or more. Index returns provided by Interactive Data. The returns of the indices do not reflect any fees or expenses. Returns provided are calculated monthly using a blended allocation. Because the fund’s asset allocation will vary over time, the composition of the fund’s portfolio may not match the composition of the comparative Indices. Mid-month performance may not be available for all indices within the blended index. Where applicable, performance for those indices is included from the first of the month following the corresponding Fund’s inception date.

21

Shareholder Expense Example - Blended Asset Moderate Series

(unaudited)

As a shareholder of the Series, you incur ongoing costs, including management fees, shareholder service fees and other Series expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Series and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2019 to October 31, 2019).

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Series’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Series’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid during the period. You may use this information to compare the ongoing costs of investing in the Series and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs such as sales charges (loads), redemption fees, or exchange fees that you may incur in other mutual funds. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	BEGINNING ACCOUNT VALUE 5/1/19	ENDING ACCOUNT VALUE 10/31/19	EXPENSES PAID DURING PERIOD 5/1/19-10/31/19*

Actual	$1,000.00	$1,050.80	$2.58

Hypothetical (5% return before expenses)	$1,000.00	$1,022.68	$2.55

*Expenses are equal to the Series’ annualized expense ratio (for the six-month period) of 0.50%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Expenses are based on the most recent fiscal half year; therefore, the expense ratios stated above may differ from the expense ratios stated in the financial highlights, which are based on one-year data. The Series’ total return would have been lower had certain expenses not been waived during the period.

22

Portfolio Composition - Blended Asset Moderate Series

As of October 31, 2019 (unaudited)

Sector Allocation[5]

Communication Services	8.9%
Health Care	7.2%
Financials	7.0%
Information Technology	6.8%
Consumer Discretionary	5.9%
Consumer Staples	5.7%
Real Estate	3.8%
Energy	3.6%
Industrials	1.7%
Materials	0.8%
Utilities[6]	0.0%
[5]Including common stocks and corporate bonds, as a percentage of total investments. [6]Less than 0.1%.

Top Ten Stock Holdings[7]

Medtronic plc	1.2%
Novartis AG - ADR (Switzerland)	1.2%
Mastercard, Inc. - Class A	1.2%
Microsoft Corp.	1.1%
Visa, Inc. - Class A	1.1%
Johnson & Johnson	1.1%
Micron Technology, Inc.	1.1%
Berkshire Hathaway, Inc. - Class B	0.9%
lululemon athletica, Inc.	0.9%
Nestle S.A. (Switzerland)	0.8%
7As a percentage of total investments.

23

Investment Portfolio - October 31, 2019

BLENDED ASSET MODERATE SERIES
	SHARES	VALUE (NOTE 2)

COMMON STOCKS - 37.6%

Communication Services - 5.8%
Diversified Telecommunication Services - 0.1%
Elisa OYJ (Finland)	508	$27,745
Orange S.A. (France)	560	9,013
Telefonica Brasil S.A. (Brazil)	400	5,293

		42,051

Entertainment - 2.6%
Activision Blizzard, Inc.[1]	12,730	713,262
Electronic Arts, Inc.*[1]	4,900	472,360
Nexon Co. Ltd. (Japan)*	57,330	664,354
Sea Ltd. - ADR (Taiwan)*[1]	20,715	616,478
Toho Co. Ltd. - Tokyo (Japan)	500	20,193
Viacom, Inc. - Class B	84	1,811
Vivendi S.A. (France)	285	7,937

		2,496,395

Interactive Media & Services - 2.7%
Alphabet, Inc. - Class A*[1]	425	534,990
Alphabet, Inc. - Class C*[1]	425	535,547
Autohome, Inc. - ADR (China)*	215	18,180
Facebook, Inc. - Class A*	3,520	674,608
Kakao Corp. (South Korea)	225	27,304
Tencent Holdings Ltd. - Class H (China)	17,903	726,198

		2,516,827

Media - 0.4%
Informa plc (United Kingdom)	2,410	24,224
Quebecor, Inc. - Class B (Canada)	7,555	175,639
Shaw Communications, Inc. - Class B (Canada)	9,995	203,983

		403,846

Wireless Telecommunication Services - 0.0%##
Globe Telecom, Inc. (Philippines)	175	6,290

Total Communication Services		5,465,409

Consumer Discretionary - 3.9%
Auto Components - 0.0%##
Cie Generale des Etablissements Michelin SCA (France)	50	6,088

Automobiles - 0.0%##
Peugeot S.A. (France)	160	4,052

Distributors - 0.0%##
Genuine Parts Co.	33	3,385

Diversified Consumer Services - 0.1%
Fu Shou Yuan International Group Ltd. (China)	13,000	11,474

	SHARES	VALUE (NOTE 2)

COMMON STOCKS (continued)

Consumer Discretionary (continued)
Diversified Consumer Services (continued)
New Oriental Education & Technology Group, Inc. - ADR (China)*	230	$28,074
TAL Education Group - ADR (China)*	565	24,188

		63,736

Hotels, Restaurants & Leisure - 0.1%
Basic-Fit N.V. (Netherlands)*[2]	610	18,657
Galaxy Entertainment Group Ltd. (Macau)	2,000	13,771
Hilton Worldwide Holdings, Inc.	120	11,635
Melco Resorts & Entertainment Ltd. - ADR (Hong Kong)	535	11,524
MGM China Holdings Ltd. (Macau)	7,200	11,401
Restaurant Brands International, Inc. (Canada)	240	15,706
Sands China Ltd. (Macau)	3,600	17,732
Wynn Macau Ltd. (Macau)	8,000	17,361

		117,787

Household Durables - 0.9%
Barratt Developments plc (United Kingdom)	1,595	13,044
The Berkeley Group Holdings plc (United Kingdom)	240	13,680
Persimmon plc (United Kingdom)	485	14,306
Sony Corp. - ADR (Japan)	12,145	738,780
Sony Corp. (Japan)	500	30,434
Taylor Wimpey plc (United Kingdom)	6,275	13,458

		823,702

Internet & Direct Marketing Retail - 1.1%
Alibaba Group Holding Ltd. - ADR (China)*[1]	245	43,284
Amazon.com, Inc.*[1]	365	648,481
Booking Holdings, Inc.*[1]	180	368,779
Farfetch Ltd. - Class A (United Kingdom)*	685	6,117

		1,066,661

Leisure Products - 0.0%##
Technogym S.p.A. (Italy)[2]	1,945	21,459

Multiline Retail - 0.0%##
B&M European Value Retail S.A. (United Kingdom)	2,810	13,481
Kohl’s Corp.	45	2,307
Lojas Renner S.A. (Brazil)	600	7,613

The accompanying notes are an integral part of the financial statements.

24

Investment Portfolio - October 31, 2019

BLENDED ASSET MODERATE SERIES
	SHARES	VALUE (NOTE 2)

COMMON STOCKS (continued)

Consumer Discretionary (continued)
Multiline Retail (continued)
Magazine Luiza S.A. (Brazil)	500	$5,535

		28,936

Specialty Retail - 0.7%
Best Buy Co., Inc.	53	3,807
The Gap, Inc.	97	1,577
The Home Depot, Inc.	100	23,458
Industria de Diseno Textil S.A. (Spain)	21,205	660,765

		689,607

Textiles, Apparel & Luxury Goods - 1.0%
EssilorLuxottica S.A. (France)	65	9,925
Hermes International (France)	5	3,602
Kering S.A. (France)	20	11,380
Kontoor Brands, Inc.	8	304
lululemon athletica, Inc.*	4,050	827,292
LVMH Moet Hennessy Louis Vuitton SE (France)	65	27,759
Shenzhou International Group Holdings Ltd. (China)	1,500	20,728
VF Corp.	62	5,102

		906,092

Total Consumer Discretionary		3,731,505

Consumer Staples - 5.7%
Beverages - 3.0%
Ambev S.A. - ADR (Brazil)[1]	38,535	166,086
Ambev S.A. (Brazil)	3,800	16,449
Anheuser-Busch InBev S.A./N.V. (Belgium)	8,130	656,233
The Coca-Cola Co.	13,740	747,868
Coca-Cola European Partners plc (United Kingdom)[1]	440	23,544
Diageo plc (United Kingdom)	9,290	380,250
Heineken N.V. (Netherlands)	225	22,977
Molson Coors Brewing Co. - Class B	41	2,162
PepsiCo, Inc.	5,770	791,471
Pernod Ricard S.A. (France)	135	24,939

		2,831,979

Food & Staples Retailing - 0.1%
Alimentation Couche-Tard, Inc. - Class B (Canada)	800	23,992
ICA Gruppen AB (Sweden)	530	23,453
The Kroger Co.	108	2,661
Loblaw Companies Ltd. (Canada)	465	24,798

	SHARES	VALUE (NOTE 2)

COMMON STOCKS (continued)

Consumer Staples (continued)
Food & Staples Retailing (continued)
Puregold Price Club, Inc. (Philippines)	4,700	$3,780
Raia Drogasil S.A. (Brazil)	200	5,484
Robinsons Retail Holdings, Inc. (Philippines)	2,800	4,185
Sysco Corp.	80	6,390
Walgreens Boots Alliance, Inc.	119	6,519
Walmart, Inc.	225	26,384

		127,646

Food Products - 1.7%
Archer-Daniels-Midland Co.	77	3,237
Barry Callebaut AG (Switzerland)	5	10,567
Conagra Brands, Inc.	87	2,353
Danone S.A. (France)	665	55,089
General Mills, Inc.	103	5,239
The Hershey Co.	35	5,140
The J.M. Smucker Co.	25	2,642
Kellogg Co.	58	3,685
Kerry Group plc - Class A (Ireland)	210	25,428
Mondelez International, Inc. - Class A	12,914	677,339
Mowi ASA (Norway)	1,045	25,511
Nestle S.A. (Switzerland)	7,535	806,104
Tyson Foods, Inc. - Class A	46	3,808
Universal Robina Corp. (Philippines)	2,650	7,873

		1,634,015

Household Products - 0.1%
Colgate-Palmolive Co.	114	7,820
Essity AB - Class B (Sweden)	820	25,617
Henkel AG & Co. KGaA (Germany)	245	25,449
Kimberly-Clark Corp.	51	6,777
Reckitt Benckiser Group plc (United Kingdom)	300	23,215

		88,878

Personal Products - 0.8%
Beiersdorf AG (Germany)	140	16,574
LG Household & Health Care Ltd.
(South Korea)	20	21,642
L’Oreal S.A. (France)	70	20,444
Unilever plc - ADR (United Kingdom)	11,165	671,128

		729,788

Tobacco - 0.0%##
British American Tobacco plc - ADR (United Kingdom)[1]	320	11,187

The accompanying notes are an integral part of the financial statements.

25

Investment Portfolio - October 31, 2019

BLENDED ASSET MODERATE SERIES
	SHARES	VALUE (NOTE 2)

COMMON STOCKS (continued)

Consumer Staples (continued)
Tobacco (continued)
British American Tobacco plc (United Kingdom)	735	$25,707

		36,894

Total Consumer Staples		5,449,200

Energy - 1.2%
Energy Equipment & Services - 0.9%
Baker Hughes Co.	134	2,868
Core Laboratories N.V.	260	11,450
Halliburton Co.	22,544	433,972
Schlumberger Ltd.[1]	8,555	279,663
Transocean Ltd.*[1]	30,290	143,877

		871,830

Oil, Gas & Consumable Fuels - 0.3%
Cameco Corp. (Canada)	1,795	16,029
Chevron Corp.	127	14,750
Eni S.p.A. (Italy)	1,570	23,818
Equinor ASA (Norway)	1,370	25,435
Galp Energia SGPS S.A. (Portugal)	1,585	25,352
Marathon Petroleum Corp.	107	6,843
Occidental Petroleum Corp.	89	3,604
Phillips 66	51	5,958
Repsol S.A. (Spain)	1,744	28,741
Royal Dutch Shell plc - Class B - ADR (Netherlands)	695	40,512
Suncor Energy, Inc. (Canada)	635	18,880
TOTAL S.A. (France)	520	27,491
Valero Energy Corp.	67	6,498

		243,911

Total Energy		1,115,741

Financials - 3.7%
Banks - 0.3%
Banco Bradesco S.A. (Brazil)	3,300	29,022
Banco do Brasil S.A. (Brazil)	1,000	11,971
Banco Santander Brasil S.A. (Brazil)	400	4,730
Bank of America Corp.	537	16,792
The Bank Of N.T. Butterfield & Son Ltd. (Bermuda)	525	17,299
Bank of the Philippine Islands (Philippines)	4,820	9,209
Barclays plc (United Kingdom)	6,755	14,652
BB&T Corp.	82	4,350
BDO Unibank, Inc. (Philippines)	3,950	12,050
BNP Paribas S.A. (France)	325	16,984
Citigroup, Inc.	157	11,282

	SHARES	VALUE (NOTE 2)

COMMON STOCKS (continued)

Financials (continued)
Banks (continued)
Credit Agricole S.A. (France)	355	$4,632
Fifth Third Bancorp	126	3,664
FinecoBank Banca Fineco S.p.A. (Italy)	1,930	21,758
Itau Unibanco Holding S.A. (Brazil)	3,700	33,453
Itausa - Investimentos Itau S.A. (Brazil)	4,100	14,006
JPMorgan Chase & Co. KeyCorp	210 172	26,233 3,091
Lloyds Banking Group plc (United Kingdom)	18,800	13,830
Metropolitan Bank & Trust Co. (Philippines)	7,068	9,409
Regions Financial Corp.	153	2,463
Royal Bank of Scotland Group plc (United Kingdom)	4,915	13,586
SunTrust Banks, Inc.	64	4,374
U.S. Bancorp	186	10,606
Wells Fargo & Co.	402	20,755

		330,201

Capital Markets - 2.4%
B3 S.A. - Brasil Bolsa Balcao (Brazil)	1,400	16,899
BlackRock, Inc.[1]	390	180,063
Cboe Global Markets, Inc.[1]	3,550	408,782
CME Group, Inc.[1]	1,800	370,350
Deutsche Boerse AG (Germany)	165	25,552
Hargreaves Lansdown plc (United Kingdom)	490	11,252
Intercontinental Exchange, Inc.	4,440	418,781
Julius Baer Group Ltd. (Switzerland).	310	13,728
London Stock Exchange Group plc (United Kingdom)	135	12,166
Moody’s Corp.	1,800	397,242
S&P Global, Inc.	1,580	407,624

		2,262,439

Diversified Financial Services - 0.9%
Berkshire Hathaway, Inc. - Class B*[1]	4,150	882,207

Insurance - 0.1%
Admiral Group plc (United Kingdom).	830	21,723
The Allstate Corp.	39	4,150
AXA S.A. (France)	555	14,692
BB Seguridade Participacoes S.A. (Brazil)	700	5,926
Chubb Ltd.	42	6,402

The accompanying notes are an integral part of the financial statements.

26

Investment Portfolio - October 31, 2019

BLENDED ASSET MODERATE SERIES
	SHARES	VALUE (NOTE 2)

COMMON STOCKS (continued)

Financials (continued)
Insurance (continued)
The Hartford Financial Services Group, Inc.	51	$2,911
Ping An Insurance Group Co. of China Ltd. - Class H (China)	1,500	17,313
The Travelers Companies, Inc.	30	3,932

		77,049

Total Financials		3,551,896

Health Care - 6.8%
Biotechnology - 1.3%
AbbVie, Inc.	164	13,046
Amgen, Inc.	73	15,567
BioMarin Pharmaceutical, Inc.*[1]	6,060	443,653
Gilead Sciences, Inc.	161	10,257
Incyte Corp.*	2,730	229,102
Seattle Genetics, Inc.*	2,960	317,904
Vertex Pharmaceuticals, Inc.*	1,250	244,350

		1,273,879

Health Care Equipment & Supplies - 1.8%
Alcon, Inc. (Switzerland)*	6,169	365,637
Alcon, Inc. (Switzerland)*	207	12,242
Getinge AB - Class B (Sweden)	1,080	18,464
Hoya Corp. (Japan)	300	26,513
Koninklijke Philips N.V. (Netherlands) Medtronic plc[1]	550 10,832	24,131 1,179,605
Shandong Weigao Group Medical Polymer Co. Ltd. - Class H (China)	12,000	13,776
Smith & Nephew plc (United Kingdom)	1,085	23,291

		1,663,659

Health Care Providers & Services - 0.0%##
CVS Health Corp.	149	9,892
Quest Diagnostics, Inc.	26	2,632
Sonic Healthcare Ltd. (Australia)	1,310	25,800

		38,324

Life Sciences Tools & Services - 0.1%
Gerresheimer AG (Germany)	230	18,548
QIAGEN N.V.*[1]	370	11,030
QIAGEN N.V.*	635	19,100
Tecan Group AG (Switzerland)	20	4,732

		53,410

Pharmaceuticals - 3.6%
Bristol-Myers Squibb Co.	181	10,384

	SHARES	VALUE (NOTE 2)

COMMON STOCKS (continued)

Health Care (continued)
Pharmaceuticals (continued)
Johnson & Johnson	7,735	$1,021,329
Merck & Co., Inc.	2,850	246,981
Merck KGaA (Germany)	6,610	788,352
Novartis AG - ADR (Switzerland)	13,285	1,161,640
Novartis AG (Switzerland)	310	27,086
Perrigo Co. plc[1]	380	20,148
Pfizer, Inc.	518	19,876
Recordati S.p.A. (Italy)	575	24,164
Roche Holding AG (Switzerland)	140	42,134
Sanofi (France)	305	28,117

		3,390,211

Total Health Care		6,419,483

Industrials - 0.5%
Aerospace & Defense - 0.1%
Airbus SE (France)	155	22,236
BAE Systems plc (United Kingdom)	3,640	27,190
The Boeing Co.	50	16,995
General Dynamics Corp.	29	5,127
Lockheed Martin Corp.	31	11,677
Safran S.A. (France)	90	14,255
Thales S.A. (France)	20	1,955
United Technologies Corp.	88	12,635

		112,070

Air Freight & Logistics - 0.0%##
C.H. Robinson Worldwide, Inc.	36	2,723
United Parcel Service, Inc. - Class B	110	12,669

		15,392

Airlines - 0.0%##
Ryanair Holdings plc - ADR (Ireland)*	220	16,421

Building Products - 0.0%##
Cie de Saint-Gobain (France)	135	5,498
Johnson Controls International plc	129	5,590

		11,088

Commercial Services & Supplies - 0.0%##
Waste Management, Inc.	61	6,845

Construction & Engineering - 0.0%##
Vinci S.A. (France)	230	25,805

Electrical Equipment - 0.1%
Eaton Corp. plc	68	5,923
Emerson Electric Co.	94	6,594
Legrand S.A. (France)	70	5,469
Rockwell Automation, Inc.	17	2,924

The accompanying notes are an integral part of the financial statements.

27

Investment Portfolio - October 31, 2019

BLENDED ASSET MODERATE SERIES
	SHARES	VALUE (NOTE 2)

COMMON STOCKS (continued)

Industrials (continued)
Electrical Equipment (continued)
Schneider Electric SE (France)	150	$13,941
WEG S.A. (Brazil)	800	5,131

		39,982

Industrial Conglomerates - 0.1%
3M Co.	69	11,384
Honeywell International, Inc.	74	12,782
LT Group, Inc. (Philippines)	13,500	3,549
SM Investments Corp. (Philippines)	610	12,366

		40,081

Machinery - 0.1%
Caterpillar, Inc.	62	8,544
Cummins, Inc.	28	4,829
Daifuku Co. Ltd. (Japan)	200	10,612
FANUC Corp. (Japan)	100	19,725
Harmonic Drive Systems, Inc. (Japan)	300	13,913
Illinois Tool Works, Inc.	41	6,912
KION Group AG (Germany)	260	17,300
Nabtesco Corp. (Japan)	400	12,734
The Weir Group plc (United Kingdom)	1,240	21,659

		116,228

Road & Rail - 0.0%##
Localiza Rent a Car S.A. (Brazil)	400	4,289
Rumo S.A. (Brazil)*	1,100	6,276
Union Pacific Corp.	75	12,409

		22,974

Trading Companies & Distributors - 0.0%##
Fastenal Co.	108	3,882

Transportation Infrastructure - 0.1%
Grupo Aeroportuario del Centro Norte S.A.B. de C.V. (Mexico)	1,700	11,797
Grupo Aeroportuario del Pacifico S.A.B. de C.V. - ADR (Mexico)	80	8,361
Grupo Aeroportuario del Sureste S.A.B. de C.V. - ADR (Mexico)	70	11,462

		31,620

Total Industrials		442,388

Information Technology - 6.8%
Communications Equipment - 0.0%##
Cisco Systems, Inc.	374	17,769

Electronic Equipment, Instruments & Components - 0.2%
Cognex Corp.	3,745	192,830

	SHARES	VALUE (NOTE 2)

COMMON STOCKS (continued)

Information Technology (continued)
Electronic Equipment, Instruments & Components (continued)
Halma plc (United Kingdom)	590	$14,317
Hexagon AB - Class B (Sweden)	290	14,847

		221,994

IT Services - 3.1%
Capgemini SE (France)	40	4,509
International Business Machines Corp.	96	12,838
InterXion Holding N.V. (Netherlands)*[1]	7,640	674,001
Keywords Studios plc (Ireland)	365	5,260
Mastercard, Inc. - Class A	4,180	1,157,066
Visa, Inc. - Class A	5,810	1,039,177

		2,892,851

Semiconductors & Semiconductor Equipment - 1.6%
Applied Materials, Inc.	109	5,914
Broadcom, Inc.	40	11,714
Intel Corp.	423	23,912
KLA Corp.	32	5,409
Lam Research Corp.	19	5,150
Maxim Integrated Products, Inc.	50	2,933
Micron Technology, Inc.*	21,205	1,008,298
NVIDIA Corp.	2,010	404,050
Texas Instruments, Inc.	104	12,271

		1,479,651

Software - 1.9%
Dassault Systemes SE (France)	40	6,075
Microsoft Corp.	7,535	1,080,293
ServiceNow, Inc.*[1]	2,990	739,307

		1,825,675

Technology Hardware, Storage & Peripherals - 0.0%##
NetApp, Inc.	37	2,067
Western Digital Corp.	61	3,151

		5,218

Total Information Technology		6,443,158

Materials - 0.1%
Chemicals - 0.1%
Air Liquide S.A. (France)	121	16,088
Akzo Nobel N.V. (Netherlands)	180	16,595
Dow, Inc.	86	4,342
Eastman Chemical Co.	34	2,585
LyondellBasell Industries N.V. - Class A	63	5,651

The accompanying notes are an integral part of the financial statements.

28

Investment Portfolio - October 31, 2019

BLENDED ASSET MODERATE SERIES
	SHARES	VALUE (NOTE 2)

COMMON STOCKS (continued)

Materials (continued)
Chemicals (continued)
OCI N.V. (Netherlands)*	230	$5,171
Orbia Advance Corp. S.A.B. de C.V. (Mexico)	6,800	14,720
Solvay S.A. (Belgium)	280	30,443

		95,595

Containers & Packaging - 0.0%##
International Paper Co.	61	2,664

Metals & Mining - 0.0%##
First Quantum Minerals Ltd. (Zambia)	650	5,493
Lundin Mining Corp. (Chile)	1,085	5,478
Nucor Corp.	66	3,554

		14,525

Total Materials		112,784

Real Estate - 3.1%
Equity Real Estate Investment Trusts (REITS) - 3.1%
Acadia Realty Trust[1]	280	7,834
Agree Realty Corp.[1]	180	14,178
Alexandria Real Estate Equities, Inc.[1]	60	9,525
American Campus Communities, Inc.[1]	455	22,741
American Homes 4 Rent - Class A1	1,550	41,028
American Tower Corp.[1]	1,660	362,013
Americold Realty Trust[1]	855	34,277
Apartment Investment & Management Co. - Class A1	744	40,831
AvalonBay Communities, Inc.[1]	265	57,680
Boston Properties, Inc.[1]	234	32,105
Brandywine Realty Trust[1]	2,375	36,290
The British Land Co. plc (United Kingdom)	1,755	14,110
Camden Property Trust[1]	270	30,880
Community Healthcare Trust, Inc.	505	24,452
Cousins Properties, Inc.	1,400	56,182
Crown Castle International Corp.	195	27,064
CubeSmart	240	7,608
Digital Realty Trust, Inc.	225	28,584
Douglas Emmett, Inc.	600	25,992
Equinix, Inc.	1,080	612,122
Equity LifeStyle Properties, Inc.	370	25,878
Equity Residential	460	40,784
Essential Properties Realty Trust, Inc.	1,019	26,147
Essex Property Trust, Inc.	101	33,040
Extra Space Storage, Inc.	90	10,104

	SHARES	VALUE (NOTE 2)

COMMON STOCKS (continued)

Real Estate (continued)
Equity Real Estate Investment Trusts (REITS) (continued)
Federal Realty Investment Trust	60	$8,161
First Industrial Realty Trust, Inc.	420	17,686
Getty Realty Corp.	495	16,602
Healthcare Realty Trust, Inc.	745	25,904
Healthcare Trust of America, Inc. - Class A	455	14,105
Healthpeak Properties, Inc.	1,095	41,194
Hibernia REIT plc (Ireland)	8,735	13,600
Host Hotels & Resorts, Inc.	890	14,587
Independence Realty Trust, Inc.	1,220	18,788
Invitation Homes, Inc.	1,720	52,959
Jernigan Capital, Inc.	815	15,477
Kilroy Realty Corp.	107	8,980
Land Securities Group plc (United Kingdom)	1,175	14,312
Liberty Property Trust	420	24,809
Life Storage, Inc.	115	12,526
Mid-America Apartment Communities, Inc.	130	18,069
National Retail Properties, Inc.	445	26,215
National Storage Affiliates Trust	435	14,864
Omega Healthcare Investors, Inc.	420	18,497
Physicians Realty Trust	1,515	28,285
Plymouth Industrial REIT, Inc.	550	10,373
Prologis, Inc.	985	86,444
Public Storage	165	36,772
Realty Income Corp.	130	10,633
SBA Communications Corp.	1,530	368,194
Simon Property Group, Inc.	390	58,765
STAG Industrial, Inc.	515	15,986
STORE Capital Corp.	380	15,390
Sun Communities, Inc.	235	38,223
Sunstone Hotel Investors, Inc.	735	9,930
UDR, Inc.	635	31,909
UMH Properties, Inc.	575	8,585
Urban Edge Properties	1,255	26,493
Ventas, Inc.	467	30,402
VEREIT, Inc.	2,960	29,126
Vornado Realty Trust	160	10,501
Weingarten Realty Investors	710	22,528
Welltower, Inc.	426	38,634

		2,875,957

Real Estate Management & Development - 0.0%##
Ayala Land, Inc. (Philippines)	12,500	11,945

The accompanying notes are an integral part of the financial statements.

29

Investment Portfolio - October 31, 2019

BLENDED ASSET MODERATE SERIES	SHARES/ PRINCIPAL AMOUNT[3]
		VALUE (NOTE 2)

COMMON STOCKS (continued)

Real Estate (continued)
Real Estate Management & Development (continued)
SM Prime Holdings, Inc. (Philippines)	20,360	$15,633

		27,578

Total Real Estate		2,903,535

Utilities - 0.0%##
Electric Utilities - 0.0%##
Manila Electric Co. (Philippines)	1,020	6,802

Independent Power and Renewable Electricity Producers - 0.0%##
Aboitiz Power Corp. (Philippines)	10,700	8,424

Multi-Utilities - 0.0%##
Engie S.A. (France)	530	8,874
Veolia Environnement S.A. (France) .	160	4,212

		13,086

Total Utilities		28,312

TOTAL COMMON STOCKS
(Identified Cost $31,762,156)		35,663,411

CORPORATE BONDS - 13.9%

Non-Convertible Corporate Bonds - 13.9%
Communication Services - 3.1%
Diversified Telecommunication Services - 1.5%
AT&T, Inc.[1], 4.25%, 3/1/2027	530,000	582,102
CenturyLink, Inc., 5.625%, 4/1/2020 .	10,000	10,125
Verizon Communications, Inc., 5.25%, 3/16/2037	680,000	856,513

		1,448,740

Interactive Media & Services - 0.4%
Tencent Holdings Ltd. (China)[2], 3.975%, 4/11/2029	390,000	419,726

Media - 1.1%
Cablevision Systems Corp., 8.00%, 4/15/2020	10,000	10,250
Comcast Corp., 3.25%, 11/1/2039	420,000	425,803
Diamond Sports Group LLC - Diamond Sports Finance Co.[2], 6.625%, 8/15/2027	15,000	15,450
Discovery Communications LLC, 5.20%, 9/20/2047	550,000	601,456
Entercom Media Corp.[2], 7.25%, 11/1/2024	5,000	5,212
Townsquare Media, Inc.[2], 6.50%, 4/1/2023	5,000	4,950

		1,063,121

	PRINCIPAL AMOUNT[3]
		VALUE (NOTE 2)

CORPORATE BONDS (continued)

Non-Convertible Corporate Bonds (continued)
Communication Services (continued)
Wireless Telecommunication Services - 0.1%
Sprint Communications, Inc., 7.00%, 8/15/2020	20,000	$20,603
Sprint Corp., 7.25%, 9/15/2021	10,000	10,671
Sprint Corp., 7.125%, 6/15/2024	10,000	10,850

		42,124

Total Communication Services		2,973,711

Consumer Discretionary - 2.0%
Auto Components - 0.0%##
American Axle & Manufacturing, Inc., 6.25%, 4/1/2025	5,000	4,819
Techniplas LLC[2], 10.00%, 5/1/2020	10,000	8,450

		13,269

Automobiles - 0.5%
General Motors Financial Co., Inc., 3.15%, 1/15/2020	440,000	440,595

Diversified Consumer Services - 0.0%##
GEMS MENASA Cayman Ltd. - GEMS Education Delaware LLC (United Arab Emirates)[2], 7.125%, 7/31/2026	35,000	36,268

Household Durables - 0.1%
Ashton Woods USA LLC - Ashton Woods Finance Co.[2], 6.75%, 8/1/2025	10,000	10,050
LGI Homes, Inc.[2], 6.875%, 7/15/2026	20,000	20,700
Weekley Homes LLC - Weekley Finance Corp., 6.625%, 8/15/2025	20,000	20,300

		51,050

Internet & Direct Marketing Retail - 1.4%
Alibaba Group Holding Ltd. (China), 3.40%, 12/6/2027	420,000	436,238
Booking Holdings, Inc., 3.60%, 6/1/2026	800,000	866,126
Photo Holdings Merger Sub, Inc.[2], 8.50%, 10/1/2026	15,000	13,202

		1,315,566

Specialty Retail - 0.0%##
Foxtrot Escrow Issuer LLC - Foxtrot Escrow Corp.[2], 12.25%, 11/15/2026	15,000	15,077

The accompanying notes are an integral part of the financial statements.

30

Investment Portfolio - October 31, 2019

BLENDED ASSET MODERATE SERIES
	PRINCIPAL AMOUNT[3]	VALUE (NOTE 2)

CORPORATE BONDS (continued)

Non-Convertible Corporate Bonds (continued)
Consumer Discretionary (continued)
Specialty Retail (continued)
Staples, Inc.[2], 7.50%, 4/15/2026	15,000	$15,603

		30,680

Total Consumer Discretionary		1,887,428

Consumer Staples - 0.0%##
Food & Staples Retailing - 0.0%##
KeHE Distributors LLC - KeHE Finance Corp.[2], 8.625%, 10/15/2026	10,000	10,256

Energy - 2.4%
Energy Equipment & Services - 0.0%##
Nabors Industries, Inc., 5.50%, 1/15/2023	10,000	8,450
Shelf Drilling Holdings Ltd. (United Arab Emirates)[2], 8.25%, 2/15/2025	10,000	8,400

		16,850

Oil, Gas & Consumable Fuels - 2.4%
Antero Midstream Partners LP - Antero Midstream Finance Corp.[2], 5.75%, 3/1/2027	10,000	7,438
Antero Midstream Partners LP - Antero Midstream Finance Corp.[2], 5.75%, 1/15/2028	10,000	7,550
Bruin E&P Partners LLC[1,2], 8.875%, 8/1/2023	10,000	6,600
Calumet Specialty Products Partners LP - Calumet Finance Corp.[2], 11.00%, 4/15/2025	15,000	15,037
Energy Transfer Operating LP, 6.50%, 2/1/2042	360,000	431,173
Jonah Energy LLC - Jonah Energy Finance Corp.[2], 7.25%, 10/15/2025	20,000	5,600
Kinder Morgan Energy Partners LP, 6.95%, 1/15/2038	430,000	555,871
Lonestar Resources America, Inc.[2], 11.25%, 1/1/2023	10,000	7,000
Moss Creek Resources Holdings, Inc.[2], 10.50%, 5/15/2027	5,000	3,862
NuStar Logistics LP, 6.75%, 2/1/2021	10,000	10,362
Rockies Express Pipeline LLC[2], 5.625%, 4/15/2020	15,000	15,252
Sabine Pass Liquefaction LLC, 5.875%, 6/30/2026	670,000	769,329
Southwestern Energy Co.[4], 6.20%, 1/23/2025	10,000	8,800

	PRINCIPAL AMOUNT[3]	VALUE (NOTE 2)

CORPORATE BONDS (continued)

Non-Convertible Corporate Bonds (continued)
Energy (continued)
Oil, Gas & Consumable Fuels (continued)
W&T Offshore, Inc.[2], 9.75%, 11/1/2023	5,000	$4,687
The Williams Companies, Inc., 3.75%, 6/15/2027	410,000	427,484

		2,276,045

Total Energy		2,292,895

Financials - 3.3%
Banks - 2.8%
Bank of America Corp.[1], 4.00%, 1/22/2025	800,000	853,295
Citigroup, Inc.[1], 8.125%, 7/15/2039	260,000	427,718
Credit Suisse AG (Switzerland), 5.40%, 1/14/2020	420,000	422,722
JPMorgan Chase & Co.[5], (3 mo. LIBOR US + 1.000%), 4.023%, 12/5/2024	390,000	416,441
Santander Holdings USA, Inc., 4.50%, 7/17/2025	520,000	560,351

		2,680,527

Capital Markets - 0.3%
AG Merger Sub II, Inc.[2], 10.75%, 8/1/2027	10,000	9,900
Donnelley Financial Solutions, Inc., 8.25%, 10/15/2024	20,000	20,800
The Goldman Sachs Group, Inc., 4.25%, 10/21/2025	240,000	258,516

		289,216

Consumer Finance - 0.1%
Navient Corp., 5.00%, 10/26/2020	15,000	15,277
SLM Corp., 5.125%, 4/5/2022	20,000	20,650

		35,927

Diversified Financial Services - 0.1%
Fidelity & Guaranty Life Holdings, Inc.[2], 5.50%, 5/1/2025	10,000	10,675
Global Aircraft Leasing Co. Ltd. (Cayman Islands)[2,6], 6.50%, 9/15/2024	20,000	20,469
VistaJet Malta Finance plc - XO Management Holding, Inc. (Switzerland)[2], 10.50%, 6/1/2024	15,000	14,587

		45,731

Thrifts & Mortgage Finance - 0.0%##
Acrisure LLC - Acrisure Finance, Inc.[2], 7.00%, 11/15/2025	15,000	13,725

The accompanying notes are an integral part of the financial statements.

31

Investment Portfolio - October 31, 2019

BLENDED ASSET MODERATE SERIES
	PRINCIPAL AMOUNT[3]	VALUE (NOTE 2)

CORPORATE BONDS (continued)

Non-Convertible Corporate Bonds (continued)
Financials (continued)
Thrifts & Mortgage Finance (continued)
Radian Group, Inc., 4.875%, 3/15/2027	20,000	$20,750

		34,475

Total Financials		3,085,876

Health Care - 0.5%
Health Care Providers & Services - 0.5%
HCA, Inc., 4.125%, 6/15/2029	410,000	434,356

Industrials - 1.2%
Commercial Services & Supplies - 0.0%##
The ADT Security Corp., 6.25%, 10/15/2021	10,000	10,663
Prime Security Services Borrower LLC - Prime Finance, Inc.[2], 5.75%, 4/15/2026	10,000	10,247
Stericycle, Inc.[2], 5.375%, 7/15/2024 .	20,000	20,800

		41,710

Construction & Engineering - 0.0%##
HC2 Holdings, Inc.[2], 11.50%, 12/1/2021	5,000	4,556
Tutor Perini Corp.[2], 6.875%, 5/1/2025	20,000	19,947

		24,503

Industrial Conglomerates - 0.5%
General Electric Co.[5,7], (3 mo. LIBOR US + 3.330%), 5.00%	460,000	443,325

Marine - 0.1%
American Tanker, Inc. (Norway)[2], 9.25%, 2/22/2022	25,000	25,140
Borealis Finance LLC[2], 7.50%, 11/16/2022	20,000	18,800

		43,940

Trading Companies & Distributors - 0.6%
AerCap Ireland Capital DAC - AerCap Global Aviation Trust (Ireland)[1], 4.45%, 10/1/2025	530,000	575,091

	PRINCIPAL AMOUNT[3]	VALUE (NOTE 2)

CORPORATE BONDS (continued)

Non-Convertible Corporate Bonds (continued)
Industrials (continued)
Trading Companies & Distributors (continued)
Fortress Transportation & Infrastructure Investors LLC[2], 6.50%, 10/1/2025	15,000	$15,150

		590,241

Total Industrials		1,143,719

Information Technology - 0.0%##
Communications Equipment - 0.0%##
Hughes Satellite Systems Corp., 5.25%, 8/1/2026	20,000	21,425

Materials - 0.7%
Chemicals - 0.0%##
CF Industries, Inc., 7.125%, 5/1/2020	10,000	10,240
Olin Corp., 5.625%, 8/1/2029	10,000	10,383

		20,623

Containers & Packaging - 0.0%##
ARD Securities Finance S.A.R.L (Luxembourg)[2,6], 8.75%, 1/31/2023	5,218	5,427
Berry Global, Inc.[2], 4.50%, 2/15/2026	5,000	5,031
Mauser Packaging Solutions Holding Co.[2], 7.25%, 4/15/2025	10,000	9,562

		20,020

Metals & Mining - 0.7%
Infrabuild Australia Pty Ltd. (Australia)[2], 12.00%, 10/1/2024	15,000	15,287
Mountain Province Diamonds, Inc. (Canada)[2], 8.00%, 12/15/2022	20,000	19,400
Northwest Acquisitions ULC - Dominion Finco, Inc.[2], 7.125%, 11/1/2022	20,000	10,000
Southern Copper Corp. (Peru), 5.375%, 4/16/2020	560,000	566,909
SunCoke Energy Partners LP - SunCoke Energy Partners Finance Corp.[2], 7.50%, 6/15/2025	5,000	4,250

		615,846

Total Materials		656,489

Real Estate - 0.7%
Equity Real Estate Investment Trusts (REITS) - 0.7%
American Tower Corp., 3.80%, 8/15/2029	520,000	555,897

The accompanying notes are an integral part of the financial statements.

32

Investment Portfolio - October 31, 2019

BLENDED ASSET MODERATE SERIES	PRINCIPAL
	AMOUNT3/ SHARES	VALUE (NOTE 2)

CORPORATE BONDS (continued)

Non-Convertible Corporate Bonds (continued)
Real Estate (continued)
Equity Real Estate Investment Trusts (REITS) (continued)
GTP Acquisition Partners I LLC[2], 2.35%, 6/15/2020	92,000	$92,032

		647,929

Real Estate Management & Development - 0.0%##
Five Point Operating Co. LP - Five Point Capital Corp.[2], 7.875%, 11/15/2025	15,000	14,178
Forestar Group, Inc.[2], 8.00%, 4/15/2024	10,000	10,750

		24,928

Total Real Estate		672,857

TOTAL CORPORATE BONDS (Identified Cost $12,633,291)		13,179,012

MUTUAL FUNDS - 0.3%
iShares MSCI India ETF	2,270	78,655
SPDR Gold Shares*	786	111,950
VanEck Vectors Gold Miners ETF	2,088	58,777

TOTAL MUTUAL FUNDS (Identified Cost $229,412)		249,382

U.S. TREASURY SECURITIES - 22.7%

U.S. Treasury Bonds - 6.5%
U.S. Treasury Bond, 4.75%, 2/15/2037	1,281,000	1,822,523
U.S. Treasury Bond, 2.50%, 2/15/2045	1,862,000	1,980,848
U.S. Treasury Bond, 3.00%, 5/15/2047	1,547,000	1,811,440
U.S. Treasury Inflation Indexed Bond, 0.75%, 2/15/2042	502,646	528,174

Total U.S. Treasury Bonds (Identified Cost $5,272,923)		6,142,985

U.S. Treasury Notes - 16.2%
U.S. Treasury Inflation Indexed Note, 0.125%, 4/15/2020	2,757,963	2,743,204
U.S. Treasury Inflation Indexed Note, 0.50%, 4/15/2024	1,363,115	1,381,035
U.S. Treasury Note, 2.625%, 5/15/2021	915,000	929,297
U.S. Treasury Note, 1.75%, 5/15/2023	1,860,000	1,874,095
U.S. Treasury Note, 2.50%, 8/15/2023	2,725,000	2,822,078
U.S. Treasury Note, 2.375%, 8/15/2024	1,800,000	1,868,906

	PRINCIPAL AMOUNT[3]	VALUE (NOTE 2)

U.S. TREASURY SECURITIES (continued)

U.S. Treasury Notes (continued)
U.S. Treasury Note, 2.125%, 5/15/2025	1,827,000	$1,880,454
U.S. Treasury Note, 1.625%, 5/15/2026	1,828,000	1,830,928

Total U.S. Treasury Notes (Identified Cost $15,136,472)		15,329,997

TOTAL U.S. TREASURY SECURITIES (Identified Cost $20,409,395)		21,472,982

ASSET-BACKED SECURITIES - 4.6%

Cazenovia Creek Funding II LLC, Series 2018-1A, Class A1,2, 3.561%, 7/15/2030	181,292	182,608
CCG Receivables Trust, Series 2019-1, Class A2[2], 2.80%, 9/14/2026	570,000	575,306
Chesapeake Funding II LLC, Series 2017-4A, Class A1 (Canada)[1,2], 2.12%, 11/15/2029	340,393	340,398
Enterprise Fleet Financing LLC, Series 2018-2, Class A2[2], 3.14%, 2/20/2024	407,114	410,768
Invitation Homes Trust, Series 2017-SFR2, Class A2,8, (1 mo. LIBOR US + 0.850%), 2.739%, 12/17/2036	84,504	84,385
Invitation Homes Trust, Series 2017-SFR2, Class B2,8, (1 mo. LIBOR US + 1.150%), 3.039%, 12/17/2036	65,000	65,061
Navient Private Education Refi Loan Trust, Series 2019-CA, Class A1[2], 2.82%, 2/15/2068	237,576	239,904
Progress Residential Trust, Series 2019-SFR2, Class A2, 3.147%, 5/17/2036	285,000	289,946
SoFi Consumer Loan Program LLC, Series 2016-1, Class A2, 3.26%, 8/25/2025	118,651	119,960
SoFi Consumer Loan Program LLC, Series 2016-5, Class A2, 3.06%, 9/25/2028	85,730	86,170
SoFi Consumer Loan Program Trust, Series 2019-2, Class A2, 3.01%, 4/25/2028	187,542	189,010
SoFi Consumer Loan Program Trust, Series 2019-3, Class A2, 2.90%, 5/25/2028	233,121	234,780

The accompanying notes are an integral part of the financial statements.

33

Investment Portfolio - October 31, 2019

BLENDED ASSET MODERATE SERIES
	PRINCIPAL AMOUNT[3]	VALUE (NOTE 2)

ASSET-BACKED SECURITIES (continued)

SoFi Professional Loan Program LLC, Series 2016-E, Class A2B2, 2.49%, 1/25/2036	319,979	$321,222
SoFi Professional Loan Program LLC, Series 2017-F, Class A1FX2, 2.05%, 1/25/2041	24,678	24,676
SoFi Professional Loan Program LLC, Series 2017-F, Class A2FX2, 2.84%, 1/25/2041	75,000	76,114
SoFi Professional Loan Program LLC, Series 2018-A, Class A2A2, 2.39%, 2/25/2042	73,541	73,683
Towd Point Mortgage Trust, Series 2016-5, Class A1[2,9], 2.50%, 10/25/2056	202,606	203,380
Towd Point Mortgage Trust, Series 2017-1, Class A1[2,9], 2.75%, 10/25/2056	197,935	200,277
Towd Point Mortgage Trust, Series 2019-HY1, Class A1[2,8], (1 mo. LIBOR US + 1.000%), 2.823%, 10/25/2048	179,000	179,957
Tricon American Homes Trust, Series 2016-SFR1, Class A2, 2.589%, 11/17/2033	223,823	223,776
Tricon American Homes Trust, Series 2017-SFR2, Class A2, 2.928%, 1/17/2036	239,321	242,910

TOTAL ASSET-BACKED SECURITIES (Identified Cost $4,319,589)		4,364,291

COMMERCIAL MORTGAGE-BACKED SECURITIES - 4.7%

Caesars Palace Las Vegas Trust, Series 2017-VICI, Class A1,2, 3.531%, 10/15/2034	300,000	311,982
CIM Trust, Series 2019-INV1, Class A1[2,9], 4.00%, 2/25/2049	112,075	114,521
Credit Suisse Mortgage Capital Trust, Series 2013-IVR3, Class A1[1,2,9], 2.50%, 5/25/2043	159,438	157,761
Credit Suisse Mortgage Capital Trust, Series 2013-TH1, Class A1[2,9], 2.13%, 2/25/2043	109,413	107,001
Credit Suisse Mortgage Capital Trust, Series 2014-IVR3, Class A1[1,2,9], 3.50%, 7/25/2044	254,580	258,560
Fannie Mae REMICS, Series 2018-31, Class KP, 3.50%, 7/25/2047	231,875	242,065
Fannie Mae-Aces, Series 2017-M15, Class A1[9], 2.959%, 9/25/2027	283,910	297,492

	PRINCIPAL AMOUNT[3]	VALUE (NOTE 2)

COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)

Freddie Mac Multifamily Structured Pass-Through Certificates, Series K009, Class X1 (IO)[9], 1.26%, 8/25/2020	2,381,917	$17,102
Freddie Mac Multifamily Structured Pass-Through Certificates, Series K021, Class X1 (IO)[9], 1.428%, 6/25/2022	1,852,243	59,606
Freddie Mac Multifamily Structured Pass-Through Certificates, Series K030, Class X1 (IO)[9], 0.188%, 4/25/2023	9,614,031	58,029
Freddie Mac REMICS, Series 4791, Class BA, 4.00%, 3/15/2044	234,332	237,498
Freddie Mac REMICS, Series 4801, Class BA, 4.50%, 5/15/2044	212,369	216,804
FREMF Mortgage Trust, Series 2013-K28, Class X2A (IO)[2], 0.10%, 6/25/2046	23,856,684	63,926
FREMF Mortgage Trust, Series 2014-K37, Class B2,9, 4.559%, 1/25/2047	320,000	348,121
Government National Mortgage Association, Series 2017-54, Class AH, 2.60%, 12/16/2056	299,839	302,350
JP Morgan Mortgage Trust, Series 2013-2, Class A2[2,9], 3.50%, 5/25/2043	90,156	91,916
JP Morgan Mortgage Trust, Series 2014-2, Class 1A1[2,9], 3.00%, 6/25/2029	112,766	114,535
New Residential Mortgage Loan Trust, Series 2014-3A, Class AFX3[2,9], 3.75%, 11/25/2054	87,976	91,515
New Residential Mortgage Loan Trust, Series 2015-2A, Class A1[2,9], 3.75%, 8/25/2055	116,327	121,276
New Residential Mortgage Loan Trust, Series 2016-4A, Class A1[2,9], 3.75%, 11/25/2056	124,297	129,644
Sequoia Mortgage Trust, Series 2013-2, Class A9, 1.874%, 2/25/2043	102,226	98,561
Sequoia Mortgage Trust, Series 2013-8, Class A1[9], 3.00%, 6/25/2043	130,507	131,980
Starwood Retail Property Trust, Series 2014-STAR, Class A2,8, (1 mo. LIBOR US + 1.220%), 3.134%, 11/15/2027	303,129	302,583
Sutherland Commercial Mortgage Trust, Series 2019-SBC8, Class A2,9, 2.86%, 12/25/2035	267,245	268,768

The accompanying notes are an integral part of the financial statements.

34

Investment Portfolio - October 31, 2019

BLENDED ASSET MODERATE SERIES
	PRINCIPAL AMOUNT[3]		VALUE (NOTE 2)

COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)

Waikiki Beach Hotel Trust, Series 2019-WBM, Class A2,8, (1 mo. LIBOR US + 1.050%), 2.971%, 12/15/2033		205,000	$205,127
WinWater Mortgage Loan Trust, Series 2015-3, Class A5[2,9], 3.50%, 3/20/2045		82,748	82,936

TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES (Identified Cost $4,348,083)			4,431,659

FOREIGN GOVERNMENT BONDS - 0.7%

Canadian Government Bond (Canada), 2.75%, 6/1/2022	CAD	67,000	52,466
Export-Import Bank of Korea (South Korea), 2.625%, 12/30/2020		500,000	502,873
Mexican Government Bond (Mexico), 8.00%, 6/11/2020	MXN	1,338,000	70,050
Mexican Government Bond (Mexico), 6.50%, 6/10/2021	MXN	540,000	28,009
Mexican Government Bond (Mexico), 6.50%, 6/9/2022	MXN	879,000	45,641
Mexican Government Bond (Mexico), 7.75%, 5/29/2031	MXN	169,000	9,395

TOTAL FOREIGN GOVERNMENT BONDS (Identified Cost $709,503)			708,434

U.S. GOVERNMENT AGENCIES - 11.9%

Mortgage-Backed Securities - 11.9%
Fannie Mae, Pool #888468, 5.50%, 9/1/2021		12,565	12,747
Fannie Mae, Pool #888810, 5.50%, 11/1/2022		15,231	15,432
Fannie Mae, Pool #AL9409, 3.50%, 11/1/2031		248,595	258,356
Fannie Mae, Pool #MA3463, 4.00%, 9/1/2033		254,165	265,383
Fannie Mae, Pool #MA1834, 4.50%, 2/1/2034		93,639	100,639
Fannie Mae, Pool #MA1903, 4.50%, 5/1/2034		87,523	94,067
Fannie Mae, Pool #FM1158, 3.50%, 6/1/2034		413,813	428,718
Fannie Mae, Pool #745418, 5.50%, 4/1/2036		74,722	84,126
Fannie Mae, Pool #MA3412, 3.50%, 7/1/2038		414,913	429,979
Fannie Mae, Pool #MA0258, 4.50%, 12/1/2039		130,140	140,982

	PRINCIPAL AMOUNT[3]	VALUE (NOTE 2)

U.S. GOVERNMENT AGENCIES (continued)

Mortgage-Backed Securities (continued)
Fannie Mae, Pool #AL0152, 6.00%, 6/1/2040	106,295	$122,184
Fannie Mae, Pool #AL0241, 4.00%, 4/1/2041	158,684	169,812
Fannie Mae, Pool #AL1410, 4.50%, 12/1/2041	228,472	247,696
Fannie Mae, Pool #AL7068, 4.50%, 9/1/2042	257,590	278,867
Fannie Mae, Pool #AL7729, 4.00%, 6/1/2043	130,846	139,988
Fannie Mae, Pool #AS3622, 3.50%, 10/1/2044	569,848	600,090
Fannie Mae, Pool #BD1381, 3.50%, 6/1/2046	131,592	136,891
Fannie Mae, Pool #MA2705, 3.00%, 8/1/2046	207,147	212,609
Fannie Mae, Pool #BJ1323, 3.50%, 11/1/2047	546,424	570,549
Fannie Mae, Pool #CA1720, 5.00%, 5/1/2048	330,623	365,134
Fannie Mae, Pool #CA2056, 4.50%, 7/1/2048	353,500	373,117
Fannie Mae, Pool #MA3443, 4.00%, 8/1/2048	246,419	255,593
Fannie Mae, Pool #BK9366, 4.50%, 8/1/2048	105,480	111,025
Fannie Mae, Pool #CA2219, 5.00%, 8/1/2048	195,890	210,003
Fannie Mae, Pool #MA3521, 4.00%, 11/1/2048	517,774	537,520
Fannie Mae, Pool #MA3527, 5.00%, 11/1/2048	418,093	446,564
Fannie Mae, Pool #BN0622, 4.50%, 1/1/2049	310,223	326,468
Fannie Mae, Pool #AL8674, 5.645%, 1/1/2049	279,407	314,527
Fannie Mae, Pool #MA3692, 3.50%, 7/1/2049	605,909	621,604
Freddie Mac, Pool #C91762, 4.50%, 5/1/2034	115,607	124,318
Freddie Mac, Pool #QN0349, 3.00%, 8/1/2034	312,108	319,772
Freddie Mac, Pool #G03926, 6.00%, 2/1/2038	31,869	36,659
Freddie Mac, Pool #G04731, 5.50%, 4/1/2038	32,842	36,908
Freddie Mac, Pool #G08273, 5.50%, 6/1/2038	41,040	46,058
Freddie Mac, Pool #G60480, 4.50%, 11/1/2045	589,894	635,388

The accompanying notes are an integral part of the financial statements.

35

Investment Portfolio - October 31, 2019

BLENDED ASSET MODERATE SERIES
	PRINCIPAL AMOUNT[3]	VALUE (NOTE 2)

U.S. GOVERNMENT AGENCIES (continued)

Mortgage-Backed Securities (continued)
Freddie Mac, Pool #Q37592, 4.00%, 12/1/2045	273,058	$289,571
Freddie Mac, Pool #Q45878, 3.00%, 12/1/2046	408,688	419,072
Freddie Mac, Pool #ZM2525, 3.00%, 12/1/2046	288,622	295,780
Freddie Mac, Pool #G08772, 4.50%, 7/1/2047	263,133	278,155
Freddie Mac, Pool #Q59805, 4.50%, 11/1/2048	196,200	206,638
Freddie Mac, Pool #G61887, 5.00%, 2/1/2049	284,097	303,962
Freddie Mac, Pool #ZN4802, 4.00%, 4/1/2049	424,950	441,875

TOTAL U.S. GOVERNMENT AGENCIES (Identified Cost $11,081,957)		11,304,826

U.S. GOVERNMENT SECURITIES - 3.0%

U.S. Treasury Bill - 3.0%
U.S. Treasury Bill[10], 1.57%, 5/21/2020 (Identified Cost $2,831,062)	2,856,000	2,831,401

SHARES		VALUE (NOTE 2)

SHORT-TERM INVESTMENT - 1.2%

Dreyfus Government Cash Management, Institutional Shares, 1.73%[11] (Identified Cost $1,119,310)	1,119,310	$1,119,310

TOTAL INVESTMENTS IN SECURITIES - 100.6% (Identified Cost $89,443,758)		95,324,708

TOTAL OPTIONS WRITTEN — 0.0%##
(Premiums Received $16,023)		(26,520)

TOTAL INVESTMENTS - 100.6%		95,298,188

LIABILITIES, LESS OTHER ASSETS - (0.6%)		(531,300)

NET ASSETS - 100%		$94,766,888

ADR - American Depositary Receipt

CAD - Canadian Dollar

ETF - Exchange-traded fund

IO - Interest only

LIBOR - London Interbank Offered Rate

MXN - Mexican Peso

EXCHANGE-TRADED OPTIONS WRITTEN
DESCRIPTION	NUMBER OF CONTRACTS	EXPIRATION DATE	EXERCISE PRICE	NOTIONAL AMOUNT (000)[3]	VALUE
Call
Sea Ltd. - ADR	84	11/15/2019	$ 27.00	250	$(26,040)

Put
Electronic Arts, Inc.	20	11/01/2019	87.50	193	(40)
ServiceNow, Inc.	11	11/08/2019	200.00	272	(440)

					(480)

TOTAL EXCHANGE-TRADED OPTIONS WRITTEN (PREMIUMS RECEIVED $16,023)					$(26,520)

*Non-income producing security.

##Less than 0.1%.

1A portion of this security is designated as collateral for options contracts written. As of October 31, 2019, the total value of such securities was $10,650,425.

2Restricted securities - Investment in securities that are restricted as to public resale under the Securities Act of 1933, as amended. These securities have been sold under Rule 144A and have been determined to be liquid under the Fund’s Liquidity Risk Management Program. These securities amount to $8,200,862, or 8.7% of the Series’ net assets as of October 31, 2019 (see Note 2 to the financial statements).

3Amount is stated in USD unless otherwise noted.

4Step coupon rate security - Rate steps up/down by 25 basis points upon rating downgrade/upgrade by Moody’s and S&P rating agencies (Subject to a maximum of 100 basis points per agency, 200 basis points maximum).

5Variable rate security. Security may be issued at a fixed coupon rate, which converts to a variable rate at a specified date. Rate shown is the rate in effect as of October 31, 2019.

6Represents a Payment-In-Kind bond.

7Security is perpetual in nature and has no stated maturity date.

8Floating rate security. Rate shown is the rate in effect as of October 31, 2019.

The accompanying notes are an integral part of the financial statements.

36

Investment Portfolio - October 31, 2019

9Variable or floating rate security, the interest rate of which adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. Rate shown is the rate in effect as of October 31, 2019.

10Represents the annualized yield at time of purchase.

11Rate shown is the current yield as of October 31, 2019.

The Global Industry Classification Standard (GICS) was developed by and is the exclusive property and a service mark of MSCI Inc. (MSCI) and Standard &Poor, a division of S&P Global Inc. (S&P), and is licensed for use by Manning & Napier when referencing GICS sectors. Neither MSCI, S&P, nor any third party involved in making or compiling the GICS or any GICS classifications makes any express or implied warranties or representations with respect to such standard or classification, nor shall any such party have any liability therefrom.

The accompanying notes are an integral part of the financial statements.

37

Statement of Assets and Liabilities - Blended Asset Moderate Series

October 31, 2019

ASSETS:

Investments in securities, at value (identified cost $89,443,758) (Note 2)	$95,324,708
Foreign currency, at value (identified cost $6,257)	6,278
Interest receivable	341,678
Receivable for fund shares sold	33,212
Receivable for securities sold	21,959
Dividends receivable	19,604
Foreign tax reclaims receivable	18,925

TOTAL ASSETS	95,766,364

LIABILITIES:

Accrued fund accounting and administration fees (Note 3)	27,216
Accrued management fees (Note 3)	15,885
Accrued Chief Compliance Officer service fees (Note 3)	687
Options written, at value (premiums received $16,023) (Note 2)	26,520
Payable for securities purchased	562,878
Payable for fund shares repurchased	322,513
Other payables and accrued expenses	43,777

TOTAL LIABILITIES	999,476

TOTAL NET ASSETS	$94,766,888

NET ASSETS CONSIST OF:

Capital stock	$81,927
Additional paid-in-capital	89,199,296
Total distributable earnings (loss)	5,485,665

TOTAL NET ASSETS	$94,766,888

NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER SHARE -
Class R6 ($94,766,888/8,192,653 shares)	$11.57

The accompanying notes are an integral part of the financial statements.

38

Statement of Operations - Blended Asset Moderate Series

For the Year Ended October 31, 2019

INVESTMENT INCOME:

Interest	$1,873,553
Dividends (net of foreign taxes withheld, $39,014)	558,718

Total Investment Income	2,432,271

EXPENSES:

Management fees (Note 3)	428,748
Fund accounting and administration fees (Note 3)	92,693
Directors’ fees (Note 3)	8,932
Chief Compliance Officer service fees (Note 3)	3,455
Audit fees	55,152
Custodian fees	43,693
Miscellaneous	34,812

Total Expenses	667,485
Less reduction of expenses (Note 3)	(191,098)

Net Expenses	476,387

NET INVESTMENT INCOME	1,955,884

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY:

Net realized gain (loss) on-
Investments in securities	(244,079)
Options written	145,547
Foreign currency and translation of other assets and liabilities	(4,122)

(102,654)

Net change in unrealized appreciation (depreciation) on-
Investments in securities	8,220,238
Options written	3,613
Foreign currency and translation of other assets and liabilities	453

8,224,304

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY	8,121,650

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$10,077,534

The accompanying notes are an integral part of the financial statements.

39

Statements of Changes in Net Assets - Blended Asset Moderate Series

	FOR THE YEAR ENDED 10/31/19	FOR THE YEAR ENDED 10/31/18
INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:

Net investment income	$1,955,884	$2,038,680
Net realized gain (loss) on investments and foreign currency	(102,654)	(1,126,575)
Net change in unrealized appreciation (depreciation) on investments and foreign currency	8,224,304	(2,073,639)

Net increase (decrease) from operations	10,077,534	(1,161,534)

DISTRIBUTIONS TO SHAREHOLDERS (Note 9):

Class R6	(2,137,657)	(1,043,313)

CAPITAL STOCK ISSUED AND REPURCHASED:

Net increase (decrease) from capital share transactions (Note 5)	(28,145,069)	1,805,626

Net increase (decrease) in net assets	(20,205,192)	(399,221)

NET ASSETS:

Beginning of year	114,972,080	115,371,301

End of year	$94,766,888	$114,972,080

The accompanying notes are an integral part of the financial statements.

40

Financial Highlights - Blended Asset Moderate Series - Class R6

	FOR THE YEAR ENDED		FOR THE PERIOD 10/13/17[1] TO 10/31/17
	10/31/19	10/31/18
Per share data (for a share outstanding throughout each period):
Net asset value - Beginning of period	$10.50	$10.73	$10.75

Income (loss) from investment operations:
Net investment income[2]	0.23	0.19	0.00	[3]
Net realized and unrealized gain (loss) on investments	1.06	(0.32)	(0.02)

Total from investment operations	1.29	(0.13)	(0.02)

Less distributions to shareholders:
From net investment income	(0.22)	(0.10)	—

Net asset value - End of period	$11.57	$10.50	$10.73

Net assets - End of period (000’s omitted)	$94,767	$114,972	$115,371

Total return[4]	12.44%	(1.25% )	(0.19%	)
Ratios (to average net assets)/Supplemental Data:
Expenses*	0.50%	0.50%	0.50%	[5]
Net investment income	2.05%	1.77%	0.85%	[5]
Series portfolio turnover	88%	91%	4%

*The investment advisor did not impose all or a portion of its management and/or other fees during the period, and may have paid a portion of the Series’ expenses. If these expenses had been incurred by the Class, the expense ratio (to average net assets) would have increased by the following amounts:
	0.20%	0.12%	0.99%[5]

1Commencement of operations.

2Calculated based on average shares outstanding during the periods.

3Less than $0.01.

4Represents aggregate total return for the periods indicated, and assumes reinvestment of all distributions. Total return would have been lower had certain expenses not been waived or reimbursed during certain periods. Periods less than one year are not annualized.

5Annualized.

The accompanying notes are an integral part of the financial statements.

41

Performance Update as of October 31, 2019 - Blended Asset Extended Series

(unaudited)

	AVERAGE ANNUAL TOTAL RETURNS AS OF OCTOBER 31, 2019
	ONE YEAR[1]	SINCE INCEPTION[2]

Blended Asset Extended Series - Class R6[3]	13.29%	5.63%

Bloomberg Barclays U.S. Aggregate Bond Index[4]	11.51%	4.26%

40/15/45 Blended Index[5]	12.71%	6.37%

The following graph compares the value of a $10,000 investment in the Blended Asset Extended Series - Class R6 from its inception2 (October 13, 2017) to present (October 31, 2019) to the Bloomberg Barclays U.S. Aggregate Bond Index and the 40/15/45 Blended Index.

1The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

2Performance numbers for the Series and Indices are calculated from October 13, 2017, the Series’ inception date.

3The Series’ performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. The Series’ performance is historical and may not be indicative of future results. The performance returns shown are inclusive of the net expense ratio of the Series. For the year ended October 31, 2019, this net expense ratio was 0.55% for Class R6. The gross expense ratio, which does not account for any voluntary or contractual waivers currently in effect, was 0.66% for Class R6 for the year ended October 31, 2019.

4The Bloomberg Barclays U.S. Aggregate Bond Index is an unmanaged, market-value weighted index of U.S. domestic investment-grade debt issues, including government, corporate, asset-backed, and mortgage-backed securities, with maturities of one year or more. Index returns do not reflect any fees or expenses. Index returns provided by Interactive Data.

5The 40/15/45 Blended Index is 40% Russell 3000® Index (Russell 3000), 15% MSCI ACWI ex USA Index (ACWIxUS), and 45% Bloomberg Barclays U.S. Aggregate Bond Index (BAB). Russell 3000 is an unmanaged index that consists of 3,000 of the largest U.S. companies based on total market capitalization. Index returns are based on a market capitalization weighted average of relative price changes of the component stocks plus dividends whose reinvestments are compounded daily. Index returns provided by Bloomberg. ACWIxUS is designed to measure large and mid-cap representation across 22 of 23 Developed Markets countries (excluding the U.S.) and 26 Emerging Markets countries. The Index is denominated in U.S. dollars. The Index returns are net of withholding taxes. They assume daily reinvestment of net dividends thus accounting for any applicable dividend taxation. Index returns provided by Bloomberg. Index returns provided by Bloomberg. BAB is an unmanaged, market value-weighted index of U.S. domestic investment-grade debt issues, including government, corporate, asset-backed and mortgage-backed securities with maturities of one year or more. Index returns provided by Interactive Data. The returns of the indices do not reflect any fees or expenses. Returns provided are calculated monthly using a blended allocation. Because the fund’s asset allocation will vary over time, the composition of the fund’s portfolio may not match the composition of the comparative Indices. Mid-month performance may not be available for all indices within the blended index. Where applicable, performance for those indices is included from the first of the month following the corresponding Fund’s inception date.

42

Shareholder Expense Example - Blended Asset Extended Series

(unaudited)

As a shareholder of the Series, you incur ongoing costs, including management fees, shareholder service fees and other Series expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Series and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2019 to October 31, 2019).

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Series’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Series’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid during the period. You may use this information to compare the ongoing costs of investing in the Series and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs such as sales charges (loads), redemption fees, or exchange fees that you may incur in other mutual funds. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	BEGINNING ACCOUNT VALUE 5/1/19	ENDING ACCOUNT VALUE 10/31/19	EXPENSES PAID DURING PERIOD 5/1/19-10/31/19*

Actual	$1,000.00	$1,050.30	$2.84

Hypothetical (5% return before expenses)	$1,000.00	$1,022.43	$2.80

*Expenses are equal to the Series’ annualized expense ratio (for the six-month period) of 0.55%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Expenses are based on the most recent fiscal half year; therefore, the expense ratios stated above may differ from the expense ratios stated in the financial highlights, which are based on one-year data. The Series’ total return would have been lower had certain expenses not been waived during the period.

43

Portfolio Composition - Blended Asset Extended Series

As of October 31, 2019 (unaudited)

Sector Allocation[5]
Communication Services	10.0%
Health Care	9.3%
Information Technology	9.1%
Consumer Staples	7.6%
Financials	7.0%
Consumer Discretionary	6.7%
Real Estate	4.2%
Energy	3.3%
Industrials	1.5%
Materials	0.7%
Utilities[6]	0.0%
[5]Including common stocks and corporate bonds, as a percentage of total investments. [6]Less than 0.1%.

Top Ten Stock Holdings[7]

Medtronic plc	1.6%
Mastercard, Inc. - Class A	1.6%
Novartis AG - ADR (Switzerland)	1.6%
Johnson & Johnson	1.5%
Microsoft Corp.	1.5%
Visa, Inc. - Class A	1.4%
Micron Technology, Inc.	1.4%
Berkshire Hathaway, Inc. - Class B	1.2%
Nestle S.A. (Switzerland)	1.2%
lululemon athletica, Inc.	1.1%

7As a percentage of total investments.

44

Investment Portfolio - October 31, 2019

BLENDED ASSET EXTENDED SERIES
	SHARES	VALUE (NOTE 2)

COMMON STOCKS - 50.2%

Communication Services - 7.9%
Diversified Telecommunication Services - 0.1%
Elisa OYJ (Finland)	1,199	$65,485
Orange S.A. (France)	1,280	20,601
Telefonica Brasil S.A. (Brazil)	1,000	13,233

		99,319

Entertainment - 3.7%
Activision Blizzard, Inc.[1]	29,635	1,660,449
Electronic Arts, Inc.*[1]	12,880	1,241,632
Nexon Co. Ltd. (Japan)*	150,032	1,738,608
Sea Ltd. - ADR (Taiwan)*[1]	49,615	1,476,542
Toho Co. Ltd. - Tokyo (Japan)	1,300	52,501
Viacom, Inc. - Class B	193	4,161
Vivendi S.A. (France)	650	18,101

		6,191,994

Interactive Media & Services - 3.6%
Alphabet, Inc. - Class A*	1,000	1,258,800
Alphabet, Inc. - Class C*	1,005	1,266,411
Autohome, Inc. - ADR (China)*	495	41,857
Facebook, Inc. - Class A*	8,270	1,584,945
Kakao Corp. (South Korea)	510	61,890
Tencent Holdings Ltd. - Class H (China)	41,958	1,701,939

		5,915,842

Media - 0.5%
Informa plc (United Kingdom)	5,480	55,081
Quebecor, Inc. - Class B (Canada)	17,375	403,935
Shaw Communications, Inc. - Class B (Canada)	20,390	416,129

		875,145

Wireless Telecommunication Services - 0.0%##
Globe Telecom, Inc. (Philippines)	405	14,557

Total Communication Services		13,096,857

Consumer Discretionary - 5.3%
Auto Components - 0.0%##
Cie Generale des Etablissements Michelin SCA (France)	120	14,611

Automobiles - 0.0%##
Peugeot S.A. (France)	370	9,371

Distributors - 0.0%##
Genuine Parts Co.	76	7,796

Diversified Consumer Services - 0.1%
Fu Shou Yuan International Group Ltd. (China)	31,000	27,361

	SHARES	VALUE (NOTE 2)

COMMON STOCKS (continued)

Consumer Discretionary (continued)
Diversified Consumer Services (continued)
New Oriental Education & Technology Group, Inc. - ADR (China)*	495	$60,420
TAL Education Group - ADR (China)*	1,325	56,723

		144,504

Hotels, Restaurants & Leisure - 0.2%
Basic-Fit N.V. (Netherlands)*[2]	1,435	43,889
Galaxy Entertainment Group Ltd. (Macau)	6,000	41,314
Hilton Worldwide Holdings, Inc.	235	22,786
Melco Resorts & Entertainment Ltd. - ADR (Hong Kong)	1,230	26,494
MGM China Holdings Ltd. (Macau)	16,800	26,603
Restaurant Brands International, Inc. (Canada)	565	36,974
Sands China Ltd. (Macau)	8,400	41,375
Wynn Macau Ltd. (Macau)	18,400	39,929

		279,364

Household Durables - 1.2%
Barratt Developments plc (United Kingdom)	3,770	30,830
The Berkeley Group Holdings plc (United Kingdom)	570	32,490
Persimmon plc (United Kingdom)	1,150	33,921
Sony Corp. - ADR (Japan)	28,555	1,737,001
Sony Corp. (Japan)	1,100	66,956
Taylor Wimpey plc (United Kingdom)	14,825	31,795

		1,932,993

Internet & Direct Marketing Retail - 1.5%
Alibaba Group Holding Ltd. - ADR (China)*	575	101,585
Amazon.com, Inc.*	855	1,519,044
Booking Holdings, Inc.*	430	880,971
Farfetch Ltd. - Class A (United Kingdom)*	1,630	14,556

		2,516,156

Leisure Products - 0.0%##
Technogym S.p.A. (Italy)[2]	4,570	50,420

Multiline Retail - 0.0%##
B&M European Value Retail S.A. (United Kingdom)	6,665	31,975
Kohl’s Corp.	104	5,331
Lojas Renner S.A. (Brazil)	1,400	17,765

The accompanying notes are an integral part of the financial statements.

45

Investment Portfolio - October 31, 2019

BLENDED ASSET EXTENDED SERIES
	SHARES	VALUE (NOTE 2)

COMMON STOCKS (continued)

Consumer Discretionary (continued)
Multiline Retail (continued)
Magazine Luiza S.A. (Brazil)	1,200	$13,285

		68,356

Specialty Retail - 1.0%
Best Buy Co., Inc.	122	8,763
The Gap, Inc.	222	3,610
The Home Depot, Inc.	229	53,719
Industria de Diseno Textil S.A. (Spain)	49,340	1,537,474

		1,603,566

Textiles, Apparel & Luxury Goods - 1.3%
EssilorLuxottica S.A. (France)	160	24,431
Hermes International (France)	20	14,407
Kering S.A. (France)	50	28,450
Kontoor Brands, Inc.	20	760
lululemon athletica, Inc.*	9,435	1,927,287
LVMH Moet Hennessy Louis Vuitton SE (France)	155	66,194
Shenzhou International Group Holdings Ltd. (China)	3,500	48,365
VF Corp.	143	11,767

		2,121,661

Total Consumer Discretionary		8,748,798

Consumer Staples - 7.7%
Beverages - 3.9%
Ambev S.A. - ADR (Brazil)	89,010	383,633
Ambev S.A. (Brazil)	8,900	38,525
Anheuser-Busch InBev S.A./N.V. (Belgium)	18,905	1,525,963
The Coca-Cola Co.	30,470	1,658,482
Coca-Cola European Partners plc (United Kingdom)[1]	1,015	54,313
Diageo plc (United Kingdom)	21,835	893,730
Heineken N.V. (Netherlands)	520	53,102
Molson Coors Brewing Co. - Class B	93	4,903
PepsiCo, Inc.	13,250	1,817,503
Pernod Ricard S.A. (France)	325	60,038

		6,490,192

Food & Staples Retailing - 0.2%
Alimentation Couche-Tard, Inc. - Class B (Canada)	1,840	55,182
ICA Gruppen AB (Sweden)	1,252	55,403
The Kroger Co.	248	6,111
Loblaw Companies Ltd. (Canada)	1,100	58,662

	SHARES	VALUE (NOTE 2)

COMMON STOCKS (continued)

Consumer Staples (continued)
Food & Staples Retailing (continued)
Puregold Price Club, Inc. (Philippines)	9,100	$7,320
Raia Drogasil S.A. (Brazil)	500	13,709
Robinsons Retail Holdings, Inc. (Philippines)	5,670	8,475
Sysco Corp.	184	14,696
Walgreens Boots Alliance, Inc.	272	14,900
Walmart, Inc.	515	60,389

		294,847

Food Products - 2.4%
Archer-Daniels-Midland Co.	175	7,357
Barry Callebaut AG (Switzerland)	10	21,133
Chocoladefabriken Lindt & Spruengli AG (Switzerland)	2	14,861
Conagra Brands, Inc.	200	5,410
Danone S.A. (France)	1,565	129,647
General Mills, Inc.	236	12,003
The Hershey Co.	81	11,896
The J.M. Smucker Co.	57	6,024
Kellogg Co.	133	8,450
Kerry Group plc - Class A (Ireland)	485	58,726
Mondelez International, Inc. - Class A	31,996	1,678,190
Mowi ASA (Norway)	2,460	60,053
Nestle S.A. (Switzerland)	18,740	2,004,830
Tyson Foods, Inc. - Class A	106	8,776
Universal Robina Corp. (Philippines).	6,110	18,152

		4,045,508

Household Products - 0.1%
Colgate-Palmolive Co.	260	17,836
Essity AB - Class B (Sweden)	1,895	59,201
Henkel AG & Co. KGaA (Germany)	575	59,727
Kimberly-Clark Corp.	116	15,414
Reckitt Benckiser Group plc (United Kingdom)	715	55,328

		207,506

Personal Products - 1.0%
Beiersdorf AG (Germany)	335	39,660
LG Household & Health Care Ltd. (South Korea)	50	54,105
L’Oreal S.A. (France)	165	48,190
Unilever plc - ADR (United Kingdom)	24,675	1,483,214

		1,625,169

The accompanying notes are an integral part of the financial statements.

46

Investment Portfolio - October 31, 2019

BLENDED ASSET EXTENDED SERIES
	SHARES	VALUE (NOTE 2)

COMMON STOCKS (continued)

Consumer Staples (continued)
Tobacco - 0.1%
British American Tobacco plc - ADR (United Kingdom)	755	$26,395
British American Tobacco plc (United Kingdom)	1,735	60,683

		87,078

Total Consumer Staples		12,750,300

Energy - 1.6%
Energy Equipment & Services - 1.3%
Baker Hughes Co.	307	6,570
Core Laboratories N.V	620	27,305
Halliburton Co.	52,435	1,009,374
Schlumberger Ltd.[1]	23,130	756,120
Transocean Ltd.*[1]	70,240	333,640

		2,133,009

Oil, Gas & Consumable Fuels - 0.3%
Cameco Corp. (Canada)[1]	4,255	37,997
Chevron Corp.	291	33,797
Eni S.p.A. (Italy)	3,680	55,829
Equinor ASA (Norway)	3,205	59,503
Galp Energia SGPS S.A. (Portugal) .	3,520	56,301
Marathon Petroleum Corp.	245	15,668
Occidental Petroleum Corp.	203	8,221
Phillips 66	116	13,551
Repsol S.A. (Spain)	4,097	67,517
Royal Dutch Shell plc - Class B - ADR (Netherlands)[1]	1,630	95,013
Suncor Energy, Inc. (Canada)	1,485	44,152
TOTAL S.A. (France)	1,220	64,499
Valero Energy Corp.	154	14,935

		566,983

Total Energy		2,699,992

Financials - 4.8%
Banks - 0.5%
Banco Bradesco S.A. (Brazil)	7,800	68,596
Banco do Brasil S.A. (Brazil)	2,500	29,928
Banco Santander Brasil S.A. (Brazil)	1,100	13,006
Bank of America Corp.	1,231	38,493
The Bank Of N.T. Butterfield & Son Ltd. (Bermuda)	1,225	40,364
Bank of the Philippine Islands (Philippines)	11,090	21,187
Barclays plc (United Kingdom)	15,960	34,619
BB&T Corp.	188	9,973
BDO Unibank, Inc. (Philippines)	9,100	27,760

	SHARES	VALUE (NOTE 2)

COMMON STOCKS (continued)

Financials (continued)
Banks (continued)
BNP Paribas S.A. (France)	755	$39,456
Citigroup, Inc.	360	25,870
Credit Agricole S.A. (France)	680	8,873
Fifth Third Bancorp	289	8,404
FinecoBank Banca Fineco S.p.A. (Italy)	4,440	50,054
Itau Unibanco Holding S.A. (Brazil)	8,800	79,563
Itausa - Investimentos Itau S.A. (Brazil)	9,600	32,794
JPMorgan Chase & Co.	482	60,211
KeyCorp	394	7,080
Lloyds Banking Group plc (United Kingdom)	44,420	32,676
Metropolitan Bank & Trust Co. (Philippines)	16,272	21,661
Regions Financial Corp.	352	5,667
Royal Bank of Scotland Group plc (United Kingdom)	11,615	32,107
SunTrust Banks, Inc.	146	9,978
U.S. Bancorp	426	24,291
Wells Fargo & Co.	922	47,603

		770,214

Capital Markets - 3.0%
B3 S.A. - Brasil Bolsa Balcao (Brazil)	3,400	41,041
BlackRock, Inc.	910	420,147
Cboe Global Markets, Inc.	7,410	853,262
CME Group, Inc.	3,990	820,942
Deutsche Boerse AG (Germany)	395	61,170
Hargreaves Lansdown plc (United Kingdom)	1,165	26,752
Intercontinental Exchange, Inc.	10,020	945,086
Julius Baer Group Ltd. (Switzerland).	735	32,548
London Stock Exchange Group plc (United Kingdom)	320	28,838
Moody’s Corp.	4,035	890,484
S&P Global, Inc.	3,545	914,575

		5,034,845

Diversified Financial Services - 1.2%
Berkshire Hathaway, Inc. - Class B*	9,445	2,007,818

Insurance - 0.1%
Admiral Group plc (United Kingdom).	1,970	51,559
The Allstate Corp.	89	9,471
AXA S.A. (France)	1,275	33,751
BB Seguridade Participacoes S.A. (Brazil)	1,800	15,238

The accompanying notes are an integral part of the financial statements.

47

Investment Portfolio - October 31, 2019

BLENDED ASSET EXTENDED SERIES
	SHARES	VALUE (NOTE 2)

COMMON STOCKS (continued)

Financials (continued)
Insurance (continued)
Chubb Ltd.	96	$14,632
The Hartford Financial Services Group, Inc.	117	6,678
Ping An Insurance Group Co. of China Ltd. - Class H (China)	4,000	46,167
The Travelers Companies, Inc.	68	8,912

		186,408

Total Financials		7,999,285

Health Care - 9.2%
Biotechnology - 1.8%
AbbVie, Inc.	376	29,911
Amgen, Inc.	166	35,400
BioMarin Pharmaceutical, Inc.*	14,270	1,044,707
Gilead Sciences, Inc.	369	23,509
Incyte Corp.*	6,380	535,410
Seattle Genetics, Inc.*	6,960	747,504
Vertex Pharmaceuticals, Inc.*[1]	2,930	572,756

		2,989,197

Health Care Equipment & Supplies - 2.4%
Alcon, Inc. (Switzerland)*	14,703	871,447
Alcon, Inc. (Switzerland)*	475	28,091
Getinge AB - Class B (Sweden)	2,125	36,330
Hoya Corp. (Japan)	700	61,864
Koninklijke Philips N.V. (Netherlands)	1,290	56,598
Medtronic plc[1]	25,577	2,785,335
Shandong Weigao Group Medical Polymer Co. Ltd. - Class H (China)	28,000	32,145
Smith & Nephew plc (United Kingdom)	2,550	54,740

		3,926,550

Health Care Providers & Services - 0.0%##
CVS Health Corp.	342	22,705
Quest Diagnostics, Inc.	59	5,974
Sonic Healthcare Ltd. (Australia)	3,035	59,774

		88,453

Life Sciences Tools & Services - 0.1%
Gerresheimer AG (Germany)	550	44,355
QIAGEN N.V.*[1]	880	26,233
QIAGEN N.V.*	1,505	45,269
Tecan Group AG (Switzerland)	55	13,012

		128,869

	SHARES	VALUE (NOTE 2)

COMMON STOCKS (continued)

Health Care (continued)
Pharmaceuticals - 4.9%
Bristol-Myers Squibb Co.	414	$23,751
Johnson & Johnson	19,412	2,563,160
Merck & Co., Inc.	6,650	576,289
Merck KGaA (Germany)	16,115	1,921,980
Novartis AG - ADR (Switzerland)	30,335	2,652,492
Novartis AG (Switzerland)	720	62,910
Perrigo Co. plc[1]	885	46,923
Pfizer, Inc.	1,186	45,507
Recordati S.p.A. (Italy)	1,325	55,682
Roche Holding AG (Switzerland)	315	94,801
Sanofi (France)	715	65,914

		8,109,409

Total Health Care		15,242,478

Industrials - 0.6%
Aerospace & Defense - 0.2%
Airbus SE (France)	360	51,645
BAE Systems plc (United Kingdom) .	8,365	62,484
The Boeing Co.	115	39,090
General Dynamics Corp.	66	11,669
Lockheed Martin Corp.	71	26,744
Safran S.A. (France)	210	33,262
Thales S.A. (France)	45	4,399
United Technologies Corp.	201	28,860

		258,153

Air Freight & Logistics - 0.0%##
C.H. Robinson Worldwide, Inc.	82	6,202
United Parcel Service, Inc. - Class B	251	28,908

		35,110

Airlines - 0.0%##
Ryanair Holdings plc - ADR (Ireland)*	520	38,813

Building Products - 0.0%##
Cie de Saint-Gobain (France)	310	12,626
Johnson Controls International plc	297	12,869

		25,495

Commercial Services & Supplies - 0.0%##
Waste Management, Inc.	140	15,709

Construction & Engineering - 0.0%##
Vinci S.A. (France)	540	60,586

Electrical Equipment - 0.1%
Eaton Corp. plc	156	13,589
Emerson Electric Co.	215	15,082
Legrand S.A. (France)	165	12,890

The accompanying notes are an integral part of the financial statements.

48

Investment Portfolio - October 31, 2019

BLENDED ASSET EXTENDED SERIES
	SHARES	VALUE (NOTE 2)

COMMON STOCKS (continued)

Industrials (continued)
Electrical Equipment (continued)
Rockwell Automation, Inc.	39	$6,708
Schneider Electric SE (France)	345	32,064
WEG S.A. (Brazil)	2,100	13,468

		93,801

Industrial Conglomerates - 0.1%
3M Co.	158	26,068
Honeywell International, Inc.	171	29,537
LT Group, Inc. (Philippines)	28,000	7,361
SM Investments Corp. (Philippines)	1,400	28,381

		91,347

Machinery - 0.2%
Caterpillar, Inc.	142	19,568
Cummins, Inc.	63	10,866
Daifuku Co. Ltd. (Japan)	600	31,837
FANUC Corp. (Japan)	300	59,175
Harmonic Drive Systems, Inc. (Japan)	800	37,101
Illinois Tool Works, Inc.	95	16,015
KION Group AG (Germany)	615	40,921
Nabtesco Corp. (Japan)	1,100	35,018
The Weir Group plc (United Kingdom)	2,840	49,607

		300,108

Professional Services - 0.0%##
SGS S.A. (Switzerland)	10	26,081

Road & Rail - 0.0%##
Localiza Rent a Car S.A. (Brazil)	1,000	10,722
Rumo S.A. (Brazil)*	2,600	14,833
Union Pacific Corp.	171	28,294

		53,849

Trading Companies & Distributors - 0.0%##
Fastenal Co.	246	8,841

Transportation Infrastructure - 0.0%##
Grupo Aeroportuario del Centro Norte S.A.B. de C.V. (Mexico)	3,800	26,370
Grupo Aeroportuario del Pacifico S.A.B. de C.V. - ADR (Mexico)	195	20,379
Grupo Aeroportuario del Sureste S.A.B. de C.V. - ADR (Mexico)	165	27,019

		73,768

Total Industrials		1,081,661

Information Technology - 9.2%
Communications Equipment - 0.0%##
Cisco Systems, Inc.	858	40,763

BLENDED ASSET EXTENDED SERIES
	SHARES	VALUE (NOTE 2)

COMMON STOCKS (continued)

Information Technology (continued)
Electronic Equipment, Instruments & Components - 0.4%
Cognex Corp.	8,610	$443,329
Halma plc (United Kingdom)	1,370	33,244
Hexagon AB - Class B (Sweden)	685	35,070
Keyence Corp. (Japan)	100	63,230

		574,873

IT Services - 4.1%
Capgemini SE (France)	100	11,273
International Business Machines Corp.	220	29,421
InterXion Holding N.V. (Netherlands)*[1]	19,010	1,677,062
Keywords Studios plc (Ireland)	870	12,537
Mastercard, Inc. - Class A	9,750	2,698,897
Visa, Inc. - Class A	13,635	2,438,756

		6,867,946

Semiconductors & Semiconductor Equipment - 2.1%
Applied Materials, Inc.	251	13,619
Broadcom, Inc.	92	26,942
Intel Corp.	969	54,777
KLA Corp.	74	12,509
Lam Research Corp.	43	11,655
Maxim Integrated Products, Inc.	115	6,746
Micron Technology, Inc.*	50,185	2,386,297
NVIDIA Corp.	4,815	967,911
Texas Instruments, Inc.	237	27,964

		3,508,420

Software - 2.6%
Dassault Systemes SE (France)	95	14,428
Microsoft Corp.	17,810	2,553,420
ServiceNow, Inc.*[1]	6,930	1,713,512

		4,281,360

Technology Hardware, Storage & Peripherals - 0.0%##
NetApp, Inc.	86	4,806
Western Digital Corp.	140	7,231

		12,037

Total Information Technology		15,285,399

Materials - 0.2%
Chemicals - 0.2%
Air Liquide S.A. (France)	286	38,027
Akzo Nobel N.V. (Netherlands)	426	39,274
Dow, Inc.	198	9,997
Eastman Chemical Co.	77	5,855

The accompanying notes are an integral part of the financial statements.

49

Investment Portfolio - October 31, 2019

BLENDED ASSET EXTENDED SERIES
	SHARES	VALUE (NOTE 2)

COMMON STOCKS (continued)

Materials (continued)
Chemicals (continued)
Givaudan S.A. (Switzerland)	10	$29,379
LyondellBasell Industries N.V. - Class A	144	12,917
OCI N.V. (Netherlands)*	550	12,367
Orbia Advance Corp. S.A.B. de C.V. (Mexico)	16,800	36,366
Solvay S.A. (Belgium)	670	72,846

		257,028

Containers & Packaging - 0.0%##
International Paper Co.	139	6,072

Metals & Mining - 0.0%##
First Quantum Minerals Ltd. (Zambia)	1,550	13,098
Lundin Mining Corp. (Chile)	2,605	13,153
Nucor Corp.	152	8,185

		34,436

Total Materials		297,536

Real Estate - 3.7%
Equity Real Estate Investment Trusts (REITS) - 3.7%
Acadia Realty Trust[1]	570	15,949
Agree Realty Corp.[1]	335	26,388
Alexandria Real Estate Equities, Inc.	130	20,638
American Campus Communities, Inc.	920	45,982
American Homes 4 Rent - Class A	3,150	83,381
American Tower Corp.	4,040	881,043
Americold Realty Trust	1,725	69,155
Apartment Investment & Management Co. - Class A	1,509	82,814
AvalonBay Communities, Inc.	540	117,536
Boston Properties, Inc.	472	64,758
Brandywine Realty Trust	4,325	66,086
The British Land Co. plc (United Kingdom)	4,150	33,367
Camden Property Trust	545	62,332
Community Healthcare Trust, Inc.	1,025	49,631
Cousins Properties, Inc.	2,761	110,799
Crown Castle International Corp.	385	53,434
CubeSmart	485	15,374
Digital Realty Trust, Inc.	430	54,627
Douglas Emmett, Inc.	1,210	52,417
Equinix, Inc.	2,430	1,377,275
Equity LifeStyle Properties, Inc.	720	50,357
Equity Residential	925	82,010

	SHARES	VALUE (NOTE 2)

COMMON STOCKS (continued)

Real Estate (continued)
Equity Real Estate Investment Trusts (REITS) (continued)
Essential Properties Realty Trust, Inc.	2,065	$52,988
Essex Property Trust, Inc.	205	67,062
Extra Space Storage, Inc.	180	20,209
Federal Realty Investment Trust	125	17,001
First Industrial Realty Trust, Inc.	845	35,583
Getty Realty Corp.	965	32,366
Healthcare Realty Trust, Inc.	1,475	51,286
Healthcare Trust of America, Inc. - Class A	920	28,520
Healthpeak Properties, Inc.	2,210	83,140
Hibernia REIT plc (Ireland)	16,880	26,281
Host Hotels & Resorts, Inc.	1,795	29,420
Independence Realty Trust, Inc.	2,465	37,961
Invitation Homes, Inc.	3,487	107,365
Jernigan Capital, Inc.	1,615	30,669
Kilroy Realty Corp.	217	18,213
Land Securities Group plc (United Kingdom)	2,780	33,862
Liberty Property Trust	830	49,028
Life Storage, Inc.	240	26,141
Mid-America Apartment Communities, Inc.	260	36,137
National Retail Properties, Inc.	900	53,019
National Storage Affiliates Trust	885	30,240
Omega Healthcare Investors, Inc.	850	37,434
Physicians Realty Trust	3,060	57,130
Plymouth Industrial REIT, Inc.	1,108	20,897
Prologis, Inc.	1,950	171,132
Public Storage	320	71,315
Realty Income Corp.	270	22,083
SBA Communications Corp.	3,500	842,275
Simon Property Group, Inc.	765	115,270
STAG Industrial, Inc.	1,015	31,506
STORE Capital Corp.	770	31,185
Sun Communities, Inc.	475	77,259
Sunstone Hotel Investors, Inc.	1,480	19,995
UDR, Inc.	1,282	64,420
UMH Properties, Inc.	1,180	17,617
Urban Edge Properties	2,165	45,703
Ventas, Inc.	931	60,608
VEREIT, Inc.	5,870	57,761
Vornado Realty Trust[1]	325	21,330
Weingarten Realty Investors[1]	1,390	44,105
Welltower, Inc.[1]	861	78,084

		6,168,953

The accompanying notes are an integral part of the financial statements.

50

Investment Portfolio - October 31, 2019

BLENDED ASSET EXTENDED SERIES	SHARES/
	PRINCIPAL AMOUNT[3]	VALUE (NOTE 2)

COMMON STOCKS (continued)

Real Estate (continued)
Real Estate Management & Development - 0.0%##
Ayala Land, Inc. (Philippines)	28,200	$26,949
SM Prime Holdings, Inc. (Philippines)	46,975	36,068

		63,017

Total Real Estate		6,231,970

Utilities - 0.0%##
Electric Utilities - 0.0%##
Manila Electric Co. (Philippines)	2,350	15,671

Independent Power and Renewable Electricity Producers - 0.0%##
Aboitiz Power Corp. (Philippines)	24,600	19,367

Multi-Utilities - 0.0%##
Engie S.A. (France)	1,215	20,345
Veolia Environnement S.A. (France)	370	9,740

		30,085

Total Utilities		65,123

TOTAL COMMON STOCKS (Identified Cost $74,769,507)		83,499,399

CORPORATE BONDS - 10.2%

Non-Convertible Corporate Bonds - 10.2%
Communication Services - 2.3%
Diversified Telecommunication Services - 1.1%
AT&T, Inc.[1], 4.25%, 3/1/2027	610,000	669,966
CenturyLink, Inc., 5.625%, 4/1/2020 .	15,000	15,188
Verizon Communications, Inc., 5.25%, 3/16/2037	900,000	1,133,620

		1,818,774

Interactive Media & Services - 0.3%
Tencent Holdings Ltd. (China)[2], 3.975%, 4/11/2029	520,000	559,634

Media - 0.8%
Cablevision Systems Corp., 8.00%, 4/15/2020	15,000	15,375
Comcast Corp., 3.25%, 11/1/2039	560,000	567,737
Diamond Sports Group LLC - Diamond Sports Finance Co.[2], 6.625%, 8/15/2027	25,000	25,750
Discovery Communications LLC, 5.20%, 9/20/2047	650,000	710,812
Entercom Media Corp.[2], 7.25%, 11/1/2024	10,000	10,425

	PRINCIPAL AMOUNT[3]	VALUE (NOTE 2)

CORPORATE BONDS (continued)

Non-Convertible Corporate Bonds (continued)
Communication Services (continued)
Media (continued)
Townsquare Media, Inc.[2], 6.50%, 4/1/2023	10,000	$9,900

		1,339,999

Wireless Telecommunication Services - 0.1%
Sprint Communications, Inc., 7.00%, 8/15/2020	35,000	36,056
Sprint Corp., 7.25%, 9/15/2021	15,000	16,006
Sprint Corp., 7.125%, 6/15/2024	15,000	16,275

		68,337

Total Communication Services		3,786,744

Consumer Discretionary - 1.5%
Auto Components - 0.0%##
American Axle & Manufacturing, Inc., 6.25%, 4/1/2025	10,000	9,637
Techniplas LLC[2], 10.00%, 5/1/2020	20,000	16,900

		26,537

Automobiles - 0.5%
General Motors Financial Co., Inc., 3.15%, 1/15/2020	750,000	751,014

Diversified Consumer Services - 0.0%##
GEMS MENASA Cayman Ltd. - GEMS Education Delaware LLC (United Arab Emirates)[2], 7.125%, 7/31/2026	60,000	62,175

Household Durables - 0.0%##
Ashton Woods USA LLC - Ashton Woods Finance Co.[2], 6.75%, 8/1/2025	15,000	15,075
LGI Homes, Inc.[2], 6.875%, 7/15/2026	30,000	31,050
Weekley Homes LLC - Weekley Finance Corp.[1], 6.625%, 8/15/2025	35,000	35,525

		81,650

Internet & Direct Marketing Retail - 1.0%
Alibaba Group Holding Ltd. (China), 3.40%, 12/6/2027	550,000	571,264
Booking Holdings, Inc., 3.60%, 6/1/2026	930,000	1,006,871
Photo Holdings Merger Sub, Inc.[2], 8.50%, 10/1/2026	25,000	22,003

		1,600,138

The accompanying notes are an integral part of the financial statements.

51

Investment Portfolio - October 31, 2019

BLENDED ASSET EXTENDED SERIES
	PRINCIPAL AMOUNT[3]	VALUE (NOTE 2)

CORPORATE BONDS (continued)

Non-Convertible Corporate Bonds (continued)
Consumer Discretionary (continued)
Specialty Retail - 0.0%##
Foxtrot Escrow Issuer LLC - Foxtrot Escrow Corp.[2], 12.25%, 11/15/2026	25,000	$25,128
Staples, Inc.[2], 7.50%, 4/15/2026	25,000	26,005

		51,133

Total Consumer Discretionary		2,572,647

Consumer Staples - 0.0%##
Food & Staples Retailing - 0.0%##
KeHE Distributors LLC - KeHE Finance Corp.[2], 8.625%, 10/15/2026	25,000	25,641

Energy - 1.7%
Energy Equipment & Services - 0.0%##
Nabors Industries, Inc., 5.50%, 1/15/2023	15,000	12,675
Shelf Drilling Holdings Ltd. (United Arab Emirates)[2], 8.25%, 2/15/2025	15,000	12,600

		25,275

Oil, Gas & Consumable Fuels - 1.7%
Antero Midstream Partners LP - Antero Midstream Finance Corp.[2], 5.75%, 3/1/2027	15,000	11,156
Antero Midstream Partners LP - Antero Midstream Finance Corp.[2], 5.75%, 1/15/2028	15,000	11,325
Bruin E&P Partners LLC[2], 8.875%, 8/1/2023	15,000	9,900
Calumet Specialty Products Partners LP - Calumet Finance Corp.[2], 11.00%, 4/15/2025	25,000	25,063
Energy Transfer Operating LP, 6.50%, 2/1/2042	470,000	562,920
Jonah Energy LLC - Jonah Energy Finance Corp.[2], 7.25%, 10/15/2025	30,000	8,400
Kinder Morgan Energy Partners LP, 6.95%, 1/15/2038	570,000	736,852
Lonestar Resources America, Inc.[2], 11.25%, 1/1/2023	15,000	10,500
Moss Creek Resources Holdings, Inc.[2], 10.50%, 5/15/2027	5,000	3,862
NuStar Logistics LP, 6.75%, 2/1/2021	15,000	15,543
Rockies Express Pipeline LLC[2], 5.625%, 4/15/2020	25,000	25,420

	PRINCIPAL AMOUNT[3]	VALUE (NOTE 2)

CORPORATE BONDS (continued)

Non-Convertible Corporate Bonds (continued)
Energy (continued)
Oil, Gas & Consumable Fuels (continued)
Sabine Pass Liquefaction LLC, 5.875%, 6/30/2026	790,000	$907,119
Southwestern Energy Co.[4], 6.20%, 1/23/2025	15,000	13,200
W&T Offshore, Inc.[1,2], 9.75%, 11/1/2023	10,000	9,375
The Williams Companies, Inc.[1], 3.75%, 6/15/2027	480,000	500,469

		2,851,104

Total Energy		2,876,379

Financials - 2.4%
Banks - 2.0%
Bank of America Corp., 4.00%, 1/22/2025	920,000	981,290
Citigroup, Inc., 8.125%, 7/15/2039	320,000	526,422
Credit Suisse AG (Switzerland), 5.40%, 1/14/2020	710,000	714,601
JPMorgan Chase & Co.[5],(3 mo. LIBOR US + 1.000%), 4.023%, 12/5/2024	450,000	480,509
Santander Holdings USA, Inc., 4.50%, 7/17/2025	610,000	657,335

		3,360,157

Capital Markets - 0.2%
AG Merger Sub II, Inc.[2], 10.75%, 8/1/2027	15,000	14,850
Donnelley Financial Solutions, Inc., 8.25%, 10/15/2024	30,000	31,200
The Goldman Sachs Group, Inc., 4.25%, 10/21/2025	310,000	333,917

		379,967

Consumer Finance - 0.1%
Navient Corp., 5.00%, 10/26/2020	25,000	25,461
SLM Corp., 5.125%, 4/5/2022	30,000	30,975

		56,436

Diversified Financial Services - 0.1%
Fidelity & Guaranty Life Holdings, Inc.[2], 5.50%, 5/1/2025	15,000	16,012
Global Aircraft Leasing Co. Ltd. (Cayman Islands)[2,6], 6.50%, 9/15/2024	25,000	25,586
VistaJet Malta Finance plc - XO Management Holding, Inc. (Switzerland)[2], 10.50%, 6/1/2024	25,000	24,312

		65,910

The accompanying notes are an integral part of the financial statements.

52

Investment Portfolio - October 31, 2019

BLENDED ASSET EXTENDED SERIES
	PRINCIPAL AMOUNT[3]	VALUE (NOTE 2)

CORPORATE BONDS (continued)

Non-Convertible Corporate Bonds (continued)
Financials (continued)
Thrifts & Mortgage Finance - 0.0%##
Acrisure LLC - Acrisure Finance, Inc.[2], 7.00%, 11/15/2025	25,000	$22,875
Radian Group, Inc., 4.875%, 3/15/2027	30,000	31,125

		54,000

Total Financials		3,916,470

Health Care - 0.3%
Health Care Providers & Services - 0.3%
HCA, Inc., 4.125%, 6/15/2029	520,000	550,891

Industrials - 0.9%
Commercial Services & Supplies - 0.0%##
The ADT Security Corp., 6.25%, 10/15/2021	15,000	15,994
Prime Security Services Borrower LLC - Prime Finance, Inc.[2], 5.75%, 4/15/2026	15,000	15,370
Stericycle, Inc.[2], 5.375%, 7/15/2024	35,000	36,400

		67,764

Construction & Engineering - 0.0%##
HC2 Holdings, Inc.[2] , 11.50%, 12/1/2021	10,000	9,113
Tutor Perini Corp.[2], 6.875%, 5/1/2025	30,000	29,920

		39,033

Industrial Conglomerates - 0.4%
General Electric Co.[5,7], (3 mo. LIBOR US + 3.330%), 5.00%	620,000	597,525

Marine - 0.1%
American Tanker, Inc. (Norway)[2], 9.25%, 2/22/2022	40,000	40,224
Borealis Finance LLC[2], 7.50%, 11/16/2022	35,000	32,900

		73,124

Trading Companies & Distributors - 0.4%
AerCap Ireland Capital DAC - AerCap Global Aviation Trust (Ireland)[1], 4.45%, 10/1/2025	620,000	672,748
Fortress Transportation & Infrastructure Investors LLC[2], 6.50%, 10/1/2025	25,000	25,250

		697,998

Total Industrials		1,475,444

	PRINCIPAL AMOUNT[3]	VALUE (NOTE 2)

CORPORATE BONDS (continued)

Non-Convertible Corporate Bonds (continued)
Information Technology - 0.0%##
Communications Equipment - 0.0%##
Hughes Satellite Systems Corp., 5.25%, 8/1/2026	30,000	$32,138

Materials - 0.6%
Chemicals - 0.0%##
CF Industries, Inc., 7.125%, 5/1/2020	15,000	15,360
Olin Corp., 5.625%, 8/1/2029	15,000	15,574

		30,934

Containers & Packaging - 0.1%
ARD Securities Finance S.A.R.L (Luxembourg)[2,6], 8.75%, 1/31/2023	10,437	10,854
Berry Global, Inc.[2], 4.50%, 2/15/2026	15,000	15,094
Mauser Packaging Solutions Holding Co.[2], 7.25%, 4/15/2025	15,000	14,344

		40,292

Metals & Mining - 0.5%
Infrabuild Australia Pty Ltd. (Australia)[2], 12.00%, 10/1/2024	25,000	25,478
Mountain Province Diamonds, Inc. (Canada)[2], 8.00%, 12/15/2022	35,000	33,950
Northwest Acquisitions ULC - Dominion Finco, Inc.[2], 7.125%, 11/1/2022	30,000	15,000
Southern Copper Corp. (Peru), 5.375%, 4/16/2020	750,000	759,253
SunCoke Energy Partners LP - SunCoke Energy Partners Finance Corp.[2], 7.50%, 6/15/2025.	10,000	8,500

		842,181

Total Materials		913,407

Real Estate - 0.5%
Equity Real Estate Investment Trusts (REITS) - 0.5%
American Tower Corp., 3.80%, 8/15/2029	690,000	737,633
GTP Acquisition Partners I LLC[2], 2.35%, 6/15/2020	123,000	123,043

		860,676

Real Estate Management & Development - 0.0%##
Five Point Operating Co. LP - Five Point Capital Corp.[2], 7.875%, 11/15/2025	25,000	23,629

The accompanying notes are an integral part of the financial statements.

53

Investment Portfolio - October 31, 2019

BLENDED ASSET EXTENDED SERIES	PRINCIPAL AMOUNT3/ SHARES	VALUE (NOTE 2)

CORPORATE BONDS (continued)

Non-Convertible Corporate Bonds (continued)
Real Estate (continued)
Real Estate Management & Development (continued)
Forestar Group, Inc.[2], 8.00%, 4/15/2024	15,000	$16,125

		39,754

Total Real Estate		900,430

TOTAL CORPORATE BONDS
(Identified Cost $16,371,131)		17,050,191

MUTUAL FUNDS - 0.3%

iShares MSCI India ETF	5,355	185,551
SPDR Gold Shares*	1,845	262,783
VanEck Vectors Gold Miners ETF	4,908	138,160

TOTAL MUTUAL FUNDS
(Identified Cost $540,439)		586,494

U.S. TREASURY SECURITIES - 21.7%

U.S. Treasury Bonds - 7.6%
U.S. Treasury Bond, 4.75%, 2/15/2037	2,361,000	3,359,076
U.S. Treasury Bond, 2.50%, 2/15/2045	3,162,000	3,363,824
U.S. Treasury Bond, 3.00%, 5/15/2047	4,260,000	4,988,194
U.S. Treasury Inflation Indexed Bond, 0.75%, 2/15/2042	935,351	982,854

Total U.S. Treasury Bonds
(Identified Cost $11,262,683)		12,693,948

U.S. Treasury Notes - 14.1%

U.S. Treasury Inflation Indexed Note, 0.125%, 4/15/2020	3,317,246	3,299,494
U.S. Treasury Inflation Indexed Note, 0.50%, 4/15/2024	1,597,083	1,618,079
U.S. Treasury Note, 2.625%, 5/15/2021	1,615,000	1,640,234
U.S. Treasury Note, 2.50%, 5/15/2024	3,136,000	3,268,300
U.S. Treasury Note, 2.00%, 8/15/2025	10,125,000	10,360,327
U.S. Treasury Note, 1.625%, 5/15/2026	3,221,000	3,226,159

Total U.S. Treasury Notes
(Identified Cost $23,070,065)		23,412,593

TOTAL U.S. TREASURY SECURITIES
(Identified Cost $34,332,748)		36,106,541

	PRINCIPAL AMOUNT[3]	VALUE (NOTE 2)

ASSET-BACKED SECURITIES - 3.4%

Cazenovia Creek Funding II LLC, Series 2018-1A, Class A2, 3.561%, 7/15/2030	266,758	$268,695
CCG Receivables Trust, Series 2019-1, Class A2[2], 2.80%, 9/14/2026	760,000	767,075
Chesapeake Funding II LLC, Series 2017-4A, Class A1 (Canada)[2], 2.12%, 11/15/2029	284,107	284,111
Invitation Homes Trust, Series 2017-SFR2, Class A2,8, (1 mo. LIBOR US + 0.850%), 2.739%, 12/17/2036	154,923	154,705
Invitation Homes Trust, Series 2017-SFR2, Class B2,8, (1 mo. LIBOR US + 1.150%), 3.039%, 12/17/2036	120,000	120,113
Navient Private Education Refi Loan Trust, Series 2019-CA, Class A1[2], 2.82%, 2/15/2068	327,691	330,902
Oxford Finance Funding LLC, Series 2019-1A, Class A2[2], 4.459%, 2/15/2027	600,000	615,396
Progress Residential Trust, Series 2019-SFR2, Class A2, 3.147%, 5/17/2036	380,000	386,595
SoFi Consumer Loan Program LLC, Series 2016-2, Class A2, 3.09%, 10/27/2025	100,629	100,947
SoFi Consumer Loan Program Trust, Series 2019-2, Class A2, 3.01%, 4/25/2028	247,555	249,493
SoFi Consumer Loan Program Trust, Series 2019-3, Class A2, 2.90%, 5/25/2028	329,584	331,930
SoFi Professional Loan Program LLC, Series 2017-C, Class A2A2, 1.75%, 7/25/2040	90,055	90,007
SoFi Professional Loan Program Trust, Series 2018-C, Class A1FX2, 3.08%, 1/25/2048	398,677	401,174
Tax Ease Funding LLC, Series 2016-1A, Class A2, 3.131%, 6/15/2028	56,526	56,513
Towd Point Mortgage Trust, Series 2016-5, Class A1[2,9], 2.50%, 10/25/2056	303,363	304,523
Towd Point Mortgage Trust, Series 2017-1, Class A1[2,9], 2.75%, 10/25/2056	333,508	337,454
Towd Point Mortgage Trust, Series 2019-HY1, Class A1[2,8], (1 mo. LIBOR US + 1.000%), 2.823%, 10/25/2048	302,312	303,927

The accompanying notes are an integral part of the financial statements.

54

Investment Portfolio - October 31, 2019

BLENDED ASSET EXTENDED SERIES
	PRINCIPAL AMOUNT[3]	VALUE (NOTE 2)

ASSET-BACKED SECURITIES (continued)

Tricon American Homes Trust, Series 2016-SFR1, Class A2, 2.589%, 11/17/2033	314,326	$314,259
Tricon American Homes Trust, Series 2017-SFR2, Class A2, 2.928%, 1/17/2036	299,151	303,637

TOTAL ASSET-BACKED SECURITIES (Identified Cost $5,656,735)		5,721,456

COMMERCIAL MORTGAGE-BACKED SECURITIES - 3.5%

CIM Trust, Series 2019-INV1, Class A1[2,9], 4.00%, 2/25/2049	142,992	146,113
Credit Suisse Mortgage Capital Trust, Series 2013-IVR3, Class A1[2,9], 2.50%, 5/25/2043	187,256	185,286
Credit Suisse Mortgage Capital Trust, Series 2014-IVR3, Class A1[2,9], 3.50%, 7/25/2044	332,912	338,117
Fannie Mae REMICS, Series 2018-31, Class KP, 3.50%, 7/25/2047	287,525	300,160
Fannie Mae-Aces, Series 2017-M15, Class A1[9], 2.959%, 9/25/2027	387,560	406,100
Freddie Mac Multifamily Structured Pass-Through Certificates, Series K017, Class X1 (IO)[9], 1.298%, 12/25/2021	5,697,707	126,508
Freddie Mac REMICS, Series 4791, Class BA, 4.00%, 3/15/2044	297,060	301,074
Freddie Mac REMICS, Series 4801, Class BA, 4.50%, 5/15/2044	266,254	271,814
FREMF Mortgage Trust, Series 2014-K41, Class B2,9, 3.832%, 11/25/2047	485,000	509,100
FREMF Mortgage Trust, Series 2014-K715, Class B2,9, 3.971%, 2/25/2046	471,000	480,099
Government National Mortgage Association, Series 2017-54, Class AH, 2.60%, 12/16/2056	481,560	485,592
JP Morgan Mortgage Trust, Series 2013-2, Class A2[2,9], 3.50%, 5/25/2043	106,136	108,208
JP Morgan Mortgage Trust, Series 2014-2, Class 1A1[2,9], 3.00%, 6/25/2029	166,355	168,964
New Residential Mortgage Loan Trust, Series 2014-3A, Class AFX3[2,9], 3.75%, 11/25/2054	116,917	121,620
New Residential Mortgage Loan Trust, Series 2015-2A, Class A1[2,9], 3.75%, 8/25/2055	182,029	189,774

	PRINCIPAL AMOUNT[3]		VALUE (NOTE 2)

COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)

New Residential Mortgage Loan Trust, Series 2016-4A, Class A1[2,9], 3.75%, 11/25/2056		188,417	$196,522
Sequoia Mortgage Trust, Series 2013-2, Class A9, 1.874%, 2/25/2043		134,502	129,680
Sequoia Mortgage Trust, Series 2013-8, Class A1[9], 3.00%, 6/25/2043		155,485	157,241
Starwood Retail Property Trust, Series 2014-STAR, Class A2,8, (1 mo. LIBOR US + 1.220%), 3.134%, 11/15/2027		358,082	357,438
Sutherland Commercial Mortgage Trust, Series 2019-SBC8, Class A2,9, 2.86%, 12/25/2035		377,829	379,982
Waikiki Beach Hotel Trust, Series 2019-WBM, Class A2,8, (1 mo. LIBOR US + 1.050%), 2.971%, 12/15/2033		345,000	345,214
WinWater Mortgage Loan Trust, Series 2015-3, Class A5[2,9], 3.50%, 3/20/2045		96,484	96,703

TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES
(Identified Cost $5,667,001)			5,801,309

FOREIGN GOVERNMENT BONDS - 0.5%

Canadian Government Bond (Canada), 2.75%, 6/1/2022	CAD	102,000	79,874
Export-Import Bank of Korea (South Korea), 2.625%, 12/30/2020		500,000	502,873
Mexican Government Bond (Mexico), 8.00%, 6/11/2020	MXN	2,087,000	109,263
Mexican Government Bond (Mexico), 6.50%, 6/10/2021	MXN	888,000	46,059
Mexican Government Bond (Mexico), 6.50%, 6/9/2022	MXN	1,443,000	74,926
Mexican Government Bond (Mexico), 7.75%, 5/29/2031	MXN	278,000	15,455

TOTAL FOREIGN GOVERNMENT BONDS
(Identified Cost $831,572)			828,450

U.S. GOVERNMENT AGENCIES - 9.2%

Mortgage-Backed Securities - 9.2%
Fannie Mae, Pool #888468, 5.50%, 9/1/2021		16,028	16,260
Fannie Mae, Pool #888810, 5.50%, 11/1/2022		19,434	19,691
Fannie Mae, Pool #AL9409, 3.50%, 11/1/2031		339,259	352,580

The accompanying notes are an integral part of the financial statements.

55

Investment Portfolio - October 31, 2019

BLENDED ASSET EXTENDED SERIES
	PRINCIPAL AMOUNT[3]	VALUE (NOTE 2)

U.S. GOVERNMENT AGENCIES (continued)

Mortgage-Backed Securities (continued)
Fannie Mae, Pool #MA1834, 4.50%, 2/1/2034	209,510	$225,173
Fannie Mae, Pool #FM1158, 3.50%, 6/1/2034	660,130	683,907
Fannie Mae, Pool #MA3412, 3.50%, 7/1/2038	622,370	644,969
Fannie Mae, Pool #AD0207, 6.00%, 10/1/2038	180,222	207,148
Fannie Mae, Pool #AD0307, 5.50%, 1/1/2039	113,371	127,332
Fannie Mae, Pool #MA0258, 4.50%, 12/1/2039	153,642	166,442
Fannie Mae, Pool #AL0241, 4.00%, 4/1/2041	265,965	284,617
Fannie Mae, Pool #AL1410, 4.50%, 12/1/2041	379,541	411,476
Fannie Mae, Pool #AL7729, 4.00%, 6/1/2043	216,138	231,238
Fannie Mae, Pool #AS3622, 3.50%, 10/1/2044	997,234	1,050,158
Fannie Mae, Pool #AS4103, 4.50%, 12/1/2044	221,315	238,162
Fannie Mae, Pool #MA2705, 3.00%, 8/1/2046	290,006	297,652
Fannie Mae, Pool #BJ1323, 3.50%, 11/1/2047	952,646	994,707
Fannie Mae, Pool #CA1720, 5.00%, 5/1/2048	439,619	485,508
Fannie Mae, Pool #CA1922, 5.00%, 6/1/2048	436,019	467,440
Fannie Mae, Pool #CA2056, 4.50%, 7/1/2048	466,154	492,023
Fannie Mae, Pool #MA3443, 4.00%, 8/1/2048	335,746	348,245
Fannie Mae, Pool #BK9366, 4.50%, 8/1/2048	188,356	198,259
Fannie Mae, Pool #CA2219, 5.00%, 8/1/2048	342,808	367,505
Fannie Mae, Pool #MA3521, 4.00%, 11/1/2048	743,065	771,402
Fannie Mae, Pool #MA3527, 5.00%, 11/1/2048	731,299	781,097
Fannie Mae, Pool #BN0622, 4.50%, 1/1/2049	523,501	550,915
Fannie Mae, Pool #AL8674, 5.645%, 1/1/2049	444,373	500,228
Fannie Mae, Pool #MA3692, 3.50%, 7/1/2049	901,592	924,946
Freddie Mac, Pool #C91762, 4.50%, 5/1/2034	143,856	154,695

	PRINCIPAL AMOUNT3/ SHARES	VALUE (NOTE 2)

U.S. GOVERNMENT AGENCIES (continued)

Mortgage-Backed Securities (continued)
Freddie Mac, Pool #C91771, 4.50%, 6/1/2034	117,313	$126,017
Freddie Mac, Pool #C91780, 4.50%, 7/1/2034	162,415	174,654
Freddie Mac, Pool #QN0349, 3.00%, 8/1/2034	426,052	436,514
Freddie Mac, Pool #G04601, 5.50%, 7/1/2038	160,787	180,104
Freddie Mac, Pool #G04587, 5.50%, 8/1/2038	155,952	175,068
Freddie Mac, Pool #Q33778, 4.00%, 6/1/2045	229,343	242,616
Freddie Mac, Pool #ZM2525, 3.00%, 12/1/2046	396,374	406,204
Freddie Mac, Pool #Q59805, 4.50%, 11/1/2048	313,919	330,621
Freddie Mac, Pool #G61887, 5.00%, 2/1/2049	363,013	388,396
Freddie Mac, Pool #ZN4802, 4.00%, 4/1/2049	752,900	782,887

TOTAL U.S. GOVERNMENT AGENCIES
(Identified Cost $14,968,588)		15,236,856

U.S. GOVERNMENT SECURITIES - 1.0%

U.S. Treasury Bill - 1.0%
U.S. Treasury Bill[10], 1.62%, 5/21/2020
(Identified Cost $1,679,783)	1,695,000	1,680,401

SHORT-TERM INVESTMENT - 1.6%

Dreyfus Government Cash Management, Institutional Shares, 1.73%[11]
(Identified Cost $2,656,669)	2,656,669	2,656,669

TOTAL INVESTMENTS IN SECURITIES - 101.6%
(Identified Cost $157,474,173)		169,167,766

TOTAL OPTIONS WRITTEN — 0.0%##
(Premiums Received $38,697)		(64,104)

TOTAL INVESTMENTS - 101.6%		169,103,662
LIABILITIES, LESS OTHER ASSETS - (1.6%)		(2,631,395)

NET ASSETS - 100%		$166,472,267

The accompanying notes are an integral part of the financial statements.

56

Investment Portfolio - October 31, 2019

ADR - American Depositary Receipt

CAD - Canadian Dollar

ETF - Exchange-traded fund

IO - Interest only

LIBOR - London Interbank Offered Rate

MXN - Mexican Peso

EXCHANGE-TRADED OPTIONS WRITTEN
DESCRIPTION	NUMBER OF CONTRACTS	EXPIRATION DATE	EXERCISE PRICE	NOTIONAL AMOUNT (000)[3]	VALUE
Call
Sea Ltd. - ADR	203	11/15/2019	$ 27.00	604	$(62,930)

Put
Electronic Arts, Inc.	47	11/01/2019	87.50	453	(94)
ServiceNow, Inc.	27	11/08/2019	200.00	668	(1,080)
					(1,174)

TOTAL EXCHANGE-TRADED OPTIONS WRITTEN (PREMIUMS RECEIVED $38,697)					$(64,104)

*Non-income producing security.

## Less than 0.1%.

1A portion of this security is designated as collateral for options contracts written. As of October 31, 2019, the total value of such securities was $10,080,156.

2Restricted securities - Investment in securities that are restricted as to public resale under the Securities Act of 1933, as amended. These securities have been sold under Rule 144A and have been determined to be liquid under the Fund’s Liquidity Risk Management Program. These securities amount to $10,975,021, or 6.6% of the Series’ net assets as of October 31, 2019 (see Note 2 to the financial statements).

3Amount is stated in USD unless otherwise noted.

4Step coupon rate security - Rate steps up/down by 25 basis points upon rating downgrade/upgrade by Moody’s and S&P rating agencies (Subject to a maximum of 100 basis points per agency, 200 basis points maximum).

5Variable rate security. Security may be issued at a fixed coupon rate, which converts to a variable rate at a specified date. Rate shown is the rate in effect as of October 31, 2019.

6Represents a Payment-In-Kind bond.

7Security is perpetual in nature and has no stated maturity date.

8Floating rate security. Rate shown is the rate in effect as of October 31, 2019.

9Variable or floating rate security, the interest rate of which adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. Rate shown is the rate in effect as of October 31, 2019.

10Represents the annualized yield at time of purchase.

11Rate shown is the current yield as of October 31, 2019.

The Global Industry Classification Standard (GICS) was developed by and is the exclusive property and a service mark of MSCI Inc. (MSCI) and Standard & Poor’s, a division of S&P Global Inc. (S&P), and is licensed for use by Manning & Napier when referencing GICS sectors. Neither MSCI, S&P, nor any third party involved in making or compiling the GICS or any GICS classifications makes any express or implied warranties or representations with respect to such standard or classification, nor shall any such party have any liability therefrom.

The accompanying notes are an integral part of the financial statements.

57

Statement of Assets and Liabilities - Blended Asset Extended Series

October 31, 2019

ASSETS:

Investments in securities, at value (identified cost $157,474,173) (Note 2)	$169,167,766
Foreign currency, at value (identified cost $15,993)	16,046
Interest receivable	505,333
Receivable for securities sold	46,992
Foreign tax reclaims receivable	46,320
Dividends receivable	44,969
Receivable for fund shares sold	22,232

TOTAL ASSETS	169,849,658

LIABILITIES:

Accrued management fees (Note 3)	52,898
Accrued fund accounting and administration fees (Note 3)	28,250
Accrued Chief Compliance Officer service fees (Note 3)	688
Options written, at value (premiums received $38,697) (Note 2)	64,104
Payable for fund shares repurchased	2,300,511
Payable for securities purchased	880,611
Other payables and accrued expenses	50,329

TOTAL LIABILITIES	3,377,391

TOTAL NET ASSETS	$166,472,267

NET ASSETS CONSIST OF:

Capital stock	$148,193
Additional paid-in-capital	155,656,322
Total distributable earnings (loss)	10,667,752

TOTAL NET ASSETS	$166,472,267

NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER SHARE - Class R6 ($166,472,267/14,819,323 shares)	$11.23

The accompanying notes are an integral part of the financial statements.

58

Statement of Operations - Blended Asset Extended Series

For the Year Ended October 31, 2019

INVESTMENT INCOME:

Interest	$2,617,105
Dividends (net of foreign taxes withheld, $89,120)	1,243,581

Total Investment Income	3,860,686

EXPENSES:

Management fees (Note 3)	831,332
Fund accounting and administration fees (Note 3)	97,826
Directors’ fees (Note 3)	15,486
Chief Compliance Officer service fees (Note 3)	3,455
Custodian fees	47,437
Miscellaneous	102,427

Total Expenses	1,097,963
Less reduction of expenses (Note 3)	(183,498)

Net Expenses	914,465

NET INVESTMENT INCOME	2,946,221

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY:

Net realized gain (loss) on-
Investments in securities	(1,502,587)
Options written	358,796
Foreign currency and translation of other assets and liabilities	(9,561)

(1,153,352)

Net change in unrealized appreciation (depreciation) on-
Investments	16,181,429
Options written	8,856
Foreign currency and translation of other assets and liabilities	808

16,191,093

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY	15,037,741

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$17,983,962

The accompanying notes are an integral part of the financial statements.

59

Statements of Changes in Net Assets - Blended Asset Extended Series

	FOR THE YEAR ENDED 10/31/19	FOR THE YEAR ENDED 10/31/18
INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:

Net investment income	$2,946,221	$3,100,848
Net realized gain (loss) on investments and foreign currency	(1,153,352)	(404,854)
Net change in unrealized appreciation (depreciation) on investments and foreign currency	16,191,093	(4,014,649)

Net increase from operations	17,983,962	(1,318,655)

DISTRIBUTIONS TO SHAREHOLDERS (Note 9):

Class R6	(3,918,264)	(1,607,139)

CAPITAL STOCK ISSUED AND REPURCHASED:

Net increase (decrease) from capital share transactions (Note 5)	(52,399,797)	1,552,694

Net increase (decrease) in net assets	(38,334,099)	(1,373,100)

NET ASSETS:

Beginning of year	204,806,366	206,179,466

End of year	$166,472,267	$204,806,366

The accompanying notes are an integral part of the financial statements.

60

Financial Highlights - Blended Asset Extended Series - Class R6

	FOR THE YEAR ENDED		FOR THE PERIOD 10/13/17[1] TO 10/31/17
	10/31/19	10/31/18
Per share data (for a share outstanding throughout each period):
Net asset value - Beginning of period	$10.12	$10.31	$10.33

Income (loss) from investment operations:
Net investment income[2]	0.19	0.16	0.00	[3]
Net realized and unrealized gain (loss) on investments	1.13	(0.27)	(0.02)

Total from investment operations	1.32	(0.11)	(0.02)

Less distributions to shareholders:
From net investment income	(0.18)	(0.08)	—
From net realized gain on investments	(0.03)	—	—

Total distributions to shareholders	(0.21)	(0.08)	—

Net asset value - End of period	$11.23	$10.12	$10.31

Net assets - End of period (000’s omitted)	$166,472	$204,806	$206,179

Total return[4]	13.29%	(1.06% )	(0.19%	)
Ratios (to average net assets)/Supplemental Data:
Expenses*	0.55%	0.55%	0.55%	[5]
Net investment income	1.77%	1.53%	0.61%	[5]
Series portfolio turnover	84%	99%	4%

*The investment advisor did not impose all or a portion of its management and/or other fees during the period, and may have paid a portion of the Series’ expenses. If these expenses had been incurred by the Class, the expense ratio (to average net assets) would have increased by the following amounts:

	0.11%	0.07%	0.54%[5]

1Commencement of operations.

2Calculated based on average shares outstanding during the periods.

3Less than $0.01.

4Represents aggregate total return for the periods indicated, and assumes reinvestment of all distributions. Total return would have been lower had certain expenses not been waived or reimbursed during certain periods. Periods less than one year are not annualized.

5Annualized.

The accompanying notes are an integral part of the financial statements.

61

Performance Update as of October 31, 2019 - Blended Asset Maximum Series

(unaudited)

	AVERAGE ANNUAL TOTAL RETURN AS OF OCTOBER 31, 2019
	ONE YEAR[1]	SINCE INCEPTION[2]

Blended Asset Maximum Series - Class R6[3]	13.94%	8.05%

Russell 3000® Index[4]	13.49%	10.17%

65/20/15 Blended Index[5]	13.01%	7.55%

The following graph compares the value of a $10,000 investment in the Blended Asset Maximum Series - Class R6 from its inception2 (October 13, 2017) to present (October 31, 2019) to the Russell 3000® Index and the 65/20/15 Blended Index.

1 The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

2 Performance numbers for the Series and Indices are calculated from October 13, 2017, the Series’ inception date.

3 The Series’ performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. The Series’ performance is historical and may not be indicative of future results. The performance returns shown are inclusive of the net expense ratio of the Series. For the year ended October 31, 2019, this net expense ratio was 0.55% for Class R6. The gross expense ratio, which does not account for any voluntary or contractual waivers currently in effect, was 0.68% for Class R6 for the year ended October 31, 2019.

4 The Russell 3000® Index is an unmanaged index that consists of 3,000 of the largest U.S. companies based on total market capitalization. The Index returns are based on a market capitalization-weighted average of relative price changes of the component stocks plus dividends whose reinvestments are compounded daily. The Index returns do not reflect any fees or expenses. Index returns provided by Bloomberg.

5 The 65/20/15 Blended Index is 65% Russell 3000® Index (Russell 3000), 20% MSCI ACWI ex USA Index (ACWIxUS), and 15% Bloomberg Barclays U.S. Aggregate Bond Index (BAB). Russell 3000 is an unmanaged index that consists of 3,000 of the largest U.S. companies based on total market capitalization. The Index returns are based on a market capitalization-weighted average of relative price changes of the component stocks plus dividends whose reinvestments are compounded daily. Index returns provided by Bloomberg. ACWIxUS is designed to measure large and mid-cap representation across 22 of 23 Developed Markets countries (excluding the U.S.) and 26 Emerging Markets countries. The Index is denominated in U.S. dollars. The Index returns are net of withholding taxes. They assume daily reinvestment of net dividends thus accounting for any applicable dividend taxation. Index returns provided by Bloomberg. BAB is an unmanaged, market value-weighted index of U.S. domestic investment-grade debt issues, including government, corporate, asset-backed, and mortgage-backed securities with maturities of one year or more. Index returns provided by Interactive Data. The returns of the indices do not reflect any fees or expenses. Returns provided are calculated monthly using a blended allocation. Because the fund’s asset allocation will vary over time, the composition of the fund’s portfolio may not match the composition of the comparative Indices.

62

Shareholder Expense Example - Blended Asset Maximum Series

(unaudited)

As a shareholder of the Series, you incur ongoing costs, including management fees, shareholder service fees and other Series expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Series and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2019 to October 31, 2019).

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Series’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Series’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid during the period. You may use this information to compare the ongoing costs of investing in the Series and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs such as sales charges (loads), redemption fees, or exchange fees that you may incur in other mutual funds. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	BEGINNING ACCOUNT VALUE 5/1/19	ENDING ACCOUNT VALUE 10/31/19	EXPENSES PAID DURING PERIOD 5/1/19-10/31/19*

Actual	$1,000.00	$1,043.00	$2.83

Hypothetical (5% return before expenses)	$1,000.00	$1,022.43	$2.80

*Expenses are equal to the Series’ annualized expense ratio (for the six-month period) of 0.55%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Expenses are based on the most recent fiscal half year; therefore, the expense ratios stated above may differ from the expense ratios stated in the financial highlights, which are based on one-year data. The Series’ total return would have been lower had certain expenses not been waived during the period.

63

Portfolio Composition - Blended Asset Maximum Series

As of October 31, 2019 (unaudited)

Sector Allocation[5]
Consumer Staples	13.3%
Consumer Discretionary	12.3%
Information Technology	11.8%
Health Care	11.3%
Communication Services	10.9%
Financials	10.9%
Real Estate	4.3%
Materials	4.3%
Energy	3.6%
Industrials	1.6%
Utilities[6]	0.0%
[5] Including common stocks and corporate bonds, as a percentage of total investments. [6] Less than 0.1%.

Top Ten Stock Holdings[7]
ServiceNow, Inc.	2.2%
The Coca-Cola Co.	2.1%
Mondelez International, Inc. - Class A	1.9%
Johnson & Johnson	1.9%
Berkshire Hathaway, Inc. - Class B	1.9%
Medtronic plc	1.7%
Mastercard, Inc. - Class A	1.7%
Micron Technology, Inc.	1.7%
lululemon athletica, Inc.	1.6%
Dollar Tree, Inc.	1.5%
7 As a percentage of total investments.

64

Investment Portfolio - October 31, 2019

BLENDED ASSET MAXIMUM SERIES

	SHARES	VALUE (NOTE 2)

COMMON STOCKS - 82.0%

Communication Services - 10.4%
Diversified Telecommunication Services - 0.1%
Elisa OYJ (Finland)	915	$49,974
Orange S.A. (France)	975	15,692
Telefonica Brasil S.A. (Brazil)	800	10,586

		76,252

Entertainment - 4.7%
Activision Blizzard, Inc.	22,630	1,267,959
Electronic Arts, Inc.*	18,705	1,803,162
Nexon Co. Ltd. (Japan)*	99,174	1,149,253
Sea Ltd. - ADR (Taiwan)*	59,685	1,776,226
Toho Co. Ltd. - Tokyo (Japan)	1,000	40,385
Viacom, Inc. - Class B	159	3,428
Vivendi S.A. (France)	495	13,785

		6,054,198

Interactive Media & Services - 4.3%
Alphabet, Inc. - Class A*	860	1,082,568
Alphabet, Inc. - Class C*	860	1,083,695
Autohome, Inc. - ADR (China)*	380	32,133
Facebook, Inc. - Class A*	8,575	1,643,399
Kakao Corp. (South Korea)	390	47,327
Tencent Holdings Ltd. - Class H (China)	39,159	1,588,403

		5,477,525

Media - 1.3%
Informa plc (United Kingdom)	4,165	41,863
Quebecor, Inc. - Class B (Canada)	33,980	789,968
Shaw Communications, Inc. - Class B (Canada)	39,770	811,645

		1,643,476

Wireless Telecommunication Services - 0.0%##
Globe Telecom, Inc. (Philippines)	310	11,143

Total Communication Services		13,262,594

Consumer Discretionary - 12.0%
Auto Components - 0.0%##
Cie Generale des Etablissements Michelin SCA (France)	90	10,958

Automobiles - 0.0%##
Peugeot S.A. (France)	280	7,091

Distributors - 0.0%##
Genuine Parts Co.	63	6,463

Diversified Consumer Services - 0.1%
Fu Shou Yuan International Group Ltd. (China)	23,000	20,300

	SHARES	VALUE (NOTE 2)

COMMON STOCKS (continued)

Consumer Discretionary (continued)
Diversified Consumer Services (continued)
New Oriental Education & Technology Group, Inc. - ADR (China)*	355	$43,331
TAL Education Group - ADR (China)*	1,040	44,522

		108,153

Hotels, Restaurants & Leisure - 0.2%
Basic-Fit N.V. (Netherlands)*[1]	1,095	33,491
Galaxy Entertainment Group Ltd. (Macau)	4,000	27,543
Hilton Worldwide Holdings, Inc.	95	9,211
Melco Resorts & Entertainment Ltd. - ADR (Hong Kong)	945	20,355
MGM China Holdings Ltd. (Macau)	12,800	20,269
Restaurant Brands International, Inc. (Canada)	460	30,102
Sands China Ltd. (Macau)	6,400	31,524
Wynn Macau Ltd. (Macau)	14,000	30,381

		202,876

Household Durables - 1.4%
Barratt Developments plc (United Kingdom)	2,955	24,165
The Berkeley Group Holdings plc (United Kingdom)	445	25,365
Persimmon plc (United Kingdom)	900	26,547
Sony Corp. - ADR (Japan)	27,685	1,684,079
Sony Corp. (Japan)	900	54,782
Taylor Wimpey plc (United Kingdom)	11,625	24,932

		1,839,870

Internet & Direct Marketing Retail - 1.8%
Alibaba Group Holding Ltd. - ADR (China)*	460	81,268
Amazon.com, Inc.*	770	1,368,028
Booking Holdings, Inc.*	405	829,752
Farfetch Ltd. - Class A (United Kingdom)*	1,330	11,877

		2,290,925

Leisure Products - 0.0%##
Technogym S.p.A. (Italy)[1]	3,495	38,559

Multiline Retail - 3.0%
B&M European Value Retail S.A. (United Kingdom)	5,480	26,290
Dollar General Corp.	11,015	1,766,145
Dollar Tree, Inc.*	17,730	1,957,392
Kohl’s Corp.	78	3,998

The accompanying notes are an integral part of the financial statements.

65

Investment Portfolio - October 31, 2019

BLENDED ASSET MAXIMUM SERIES

	SHARES	VALUE (NOTE 2)

COMMON STOCKS (continued)

Consumer Discretionary (continued)
Multiline Retail (continued)
Lojas Renner S.A. (Brazil)	1,000	$12,689
Magazine Luiza S.A. (Brazil)	900	9,964

		3,776,478

Specialty Retail - 2.3%
Advance Auto Parts, Inc.	6,860	1,114,613
AutoZone, Inc.*	810	926,948
Best Buy Co., Inc.	98	7,039
The Gap, Inc.	167	2,715
The Home Depot, Inc.	186	43,632
Industria de Diseno Textil S.A. (Spain)	26,645	830,280

		2,925,227

Textiles, Apparel & Luxury Goods - 3.2%
EssilorLuxottica S.A. (France)	125	19,087
Hermes International (France)	15	10,805
Kering S.A. (France)	40	22,760
Kontoor Brands, Inc.	15	570
lululemon athletica, Inc.*	9,855	2,013,081
LVMH Moet Hennessy Louis Vuitton SE (France)	120	51,247
NIKE, Inc. - Class B	21,010	1,881,446
Shenzhou International Group Holdings Ltd. (China)	2,700	37,310
VF Corp.	126	10,369

		4,046,675

Total Consumer Discretionary		15,253,275

Consumer Staples - 13.4%
Beverages - 5.7%
Ambev S.A. - ADR (Brazil)	225,110	970,224
Ambev S.A. (Brazil)	6,800	29,435
Anheuser-Busch InBev S.A./N.V. (Belgium)	11,475	926,233
The Coca-Cola Co.	49,400	2,688,842
Coca-Cola European Partners plc (United Kingdom)	780	41,738
Diageo plc (United Kingdom)	20,310	831,310
Heineken N.V. (Netherlands)	395	40,337
Molson Coors Brewing Co. - Class B	75	3,954
PepsiCo, Inc.	12,055	1,653,584
Pernod Ricard S.A. (France)	255	47,107

		7,232,764

Food & Staples Retailing - 0.2%
Alimentation Couche-Tard, Inc. - Class B (Canada)	1,420	42,586

	SHARES	VALUE (NOTE 2)

COMMON STOCKS (continued)

Consumer Staples (continued)
Food & Staples Retailing (continued)
ICA Gruppen AB (Sweden)	982	$43,455
The Kroger Co.	187	4,608
Loblaw Companies Ltd. (Canada)	840	44,797
Puregold Price Club, Inc. (Philippines)	6,500	5,228
Raia Drogasil S.A. (Brazil)	400	10,967
Robinsons Retail Holdings, Inc. (Philippines)	4,110	6,143
Sysco Corp.	151	12,060
Walgreens Boots Alliance, Inc.	224	12,271
Walmart, Inc.	427	50,070

		232,185

Food Products - 3.1%
Archer-Daniels-Midland Co.	132	5,549
Barry Callebaut AG (Switzerland)	10	21,133
Conagra Brands, Inc.	159	4,301
Danone S.A. (France)	1,240	102,723
General Mills, Inc.	200	10,172
The Hershey Co.	71	10,428
The J.M. Smucker Co.	46	4,861
Kellogg Co.	109	6,925
Kerry Group plc - Class A (Ireland)	370	44,801
Mondelez International, Inc. - Class A	45,903	2,407,612
Mowi ASA (Norway)	1,880	45,895
Nestle S.A. (Switzerland)	11,705	1,252,217
Tyson Foods, Inc. - Class A	90	7,451
Universal Robina Corp. (Philippines).	4,700	13,963

		3,938,031

Household Products - 0.7%
Colgate-Palmolive Co.	11,305	775,523
Essity AB - Class B (Sweden)	1,450	45,299
Henkel AG & Co. KGaA (Germany)	440	45,704
Kimberly-Clark Corp.	98	13,022
Reckitt Benckiser Group plc (United Kingdom)	560	43,334

		922,882

Personal Products - 2.0%
Beiersdorf AG (Germany)	9,645	1,141,863
LG Household & Health Care Ltd. (South Korea)	40	43,284
L’Oreal S.A. (France)	125	36,508
Unilever plc - ADR (United Kingdom)	21,995	1,322,119

		2,543,774

The accompanying notes are an integral part of the financial statements.

66

Investment Portfolio - October 31, 2019

BLENDED ASSET MAXIMUM SERIES

	SHARES	VALUE (NOTE 2)

COMMON STOCKS (continued)

Consumer Staples (continued)
Tobacco - 1.7%
Altria Group, Inc.	16,125	$722,239
British American Tobacco plc - ADR (United Kingdom)	615	21,500
British American Tobacco plc (United Kingdom)	1,325	46,343
Philip Morris International, Inc.	16,905	1,376,743

		2,166,825

Total Consumer Staples		17,036,461

Energy - 3.2%
Energy Equipment & Services - 2.9%
Baker Hughes Co.	244	5,222
Core Laboratories N.V	21,395	942,236
Diamond Offshore Drilling, Inc.*	53,145	281,137
Halliburton Co.	59,644	1,148,147
Schlumberger Ltd.	21,975	718,363
Transocean Ltd.*	112,670	535,182

		3,630,287

Oil, Gas & Consumable Fuels - 0.3%
Cameco Corp. (Canada)	3,340	29,826
Chevron Corp.	229	26,596
Eni S.p.A. (Italy)	2,880	43,692
Equinor ASA (Norway)	2,510	46,600
Galp Energia SGPS S.A. (Portugal)	2,555	40,867
Marathon Petroleum Corp.	196	12,534
Occidental Petroleum Corp.	153	6,196
Phillips 66	89	10,397
Repsol S.A. (Spain)	3,133	51,631
Royal Dutch Shell plc - Class B - ADR (Netherlands)	1,245	72,571
Suncor Energy, Inc. (Canada)	1,160	34,489
TOTAL S.A. (France)	935	49,432
Valero Energy Corp.	116	11,250

		436,081

Total Energy		4,066,368

Financials - 10.3%
Banks - 0.9%
Banco Bradesco S.A. (Brazil)	6,000	52,766
Banco do Brasil S.A. (Brazil)	1,900	22,745
Banco Santander Brasil S.A. (Brazil)	800	9,459
Bank of America Corp.	963	30,113
The Bank Of N.T. Butterfield & Son Ltd. (Bermuda)	1,010	33,280
Bank of the Philippine Islands (Philippines)	8,530	16,296

	SHARES	VALUE (NOTE 2)

COMMON STOCKS (continued)

Financials (continued)
Banks (continued)
Barclays plc (United Kingdom)	12,510	$27,135
BB&T Corp.	154	8,170
BDO Unibank, Inc. (Philippines)	7,000	21,354
BNP Paribas S.A. (France)	570	29,788
Citigroup, Inc.	279	20,049
Credit Agricole S.A. (France)	495	6,459
Fifth Third Bancorp	217	6,310
FinecoBank Banca Fineco S.p.A. (Italy)	55,165	621,894
Itau Unibanco Holding S.A. (Brazil)	6,700	60,576
Itausa - Investimentos Itau S.A. (Brazil)	7,300	24,937
JPMorgan Chase & Co.	375	46,845
KeyCorp	314	5,643
Lloyds Banking Group plc (United Kingdom)	34,825	25,618
Metropolitan Bank & Trust Co. (Philippines)	12,503	16,644
Regions Financial Corp.	277	4,460
Royal Bank of Scotland Group plc (United Kingdom)	9,105	25,168
SunTrust Banks, Inc.	120	8,201
U.S. Bancorp	339	19,330
Wells Fargo & Co.	736	38,000

		1,181,240

Capital Markets - 7.4%
B3 S.A. - Brasil Bolsa Balcao (Brazil)	2,600	31,384
BlackRock, Inc.	3,850	1,777,545
Cboe Global Markets, Inc.	9,645	1,110,622
CME Group, Inc.	5,490	1,129,568
Deutsche Boerse AG (Germany)	7,895	1,222,617
Hargreaves Lansdown plc (United Kingdom)	915	21,011
Intercontinental Exchange, Inc.	11,925	1,124,766
Julius Baer Group Ltd. (Switzerland)	14,115	625,063
London Stock Exchange Group plc (United Kingdom)	250	22,530
Moody’s Corp.	5,235	1,155,312
S&P Global, Inc.	4,470	1,153,215

		9,373,633

Diversified Financial Services - 1.9%
Berkshire Hathaway, Inc. - Class B*	11,240	2,389,399

Insurance - 0.1%
Admiral Group plc (United Kingdom)	1,620	42,398

The accompanying notes are an integral part of the financial statements.

67

Investment Portfolio - October 31, 2019

BLENDED ASSET MAXIMUM SERIES

	SHARES	VALUE (NOTE 2)

COMMON STOCKS (continued)

Financials (continued)
Insurance (continued)
The Allstate Corp.	75	$7,982
AXA S.A. (France)	965	25,545
BB Seguridade Participacoes S.A. (Brazil)	1,400	11,851
Chubb Ltd.	81	12,346
The Hartford Financial Services Group, Inc.	98	5,594
Ping An Insurance Group Co. of China Ltd. - Class H (China)	2,500	28,854
The Travelers Companies, Inc.	60	7,864

		142,434

Total Financials		13,086,706

Health Care - 11.2%
Biotechnology - 1.8%
AbbVie, Inc.	311	24,740
Amgen, Inc.	136	29,002
BioMarin Pharmaceutical, Inc.*	11,585	848,138
Gilead Sciences, Inc.	309	19,686
Incyte Corp.*	4,825	404,914
Seattle Genetics, Inc.*	5,180	556,332
Vertex Pharmaceuticals, Inc.*	2,195	429,079

		2,311,891

Health Care Equipment & Supplies - 3.3%
Alcon, Inc. (Switzerland)*	9,579	567,747
Alcon, Inc. (Switzerland)*	363	21,467
Boston Scientific Corp.*	20,065	836,711
Getinge AB - Class B (Sweden)	1,815	31,030
Hoya Corp. (Japan)	500	44,189
Intuitive Surgical, Inc.*	765	423,007
Koninklijke Philips N.V. (Netherlands)	985	43,216
Medtronic plc	20,400	2,221,560
Shandong Weigao Group Medical Polymer Co. Ltd. - Class H (China)	24,000	27,553
Smith & Nephew plc (United Kingdom)	1,950	41,860

		4,258,340

Health Care Providers & Services - 0.7%
CVS Health Corp.	284	18,855
Quest Diagnostics, Inc.	49	4,961
Sonic Healthcare Ltd. (Australia)	2,330	45,889
UnitedHealth Group, Inc.	3,260	823,802

		893,507

	SHARES	VALUE (NOTE 2)

COMMON STOCKS (continued)

Health Care (continued)
Life Sciences Tools & Services - 1.4%
Gerresheimer AG (Germany)	450	$36,290
QIAGEN N.V.*	29,120	868,067
QIAGEN N.V.*	1,225	36,847
Tecan Group AG (Switzerland)	40	9,463
Thermo Fisher Scientific, Inc.	2,640	797,227

		1,747,894

Pharmaceuticals - 4.0%
Bristol-Myers Squibb Co.	332	19,047
Johnson & Johnson	18,163	2,398,243
Merck & Co., Inc.	5,121	443,786
Merck KGaA (Germany)	8,055	960,692
Novartis AG - ADR (Switzerland)	11,620	1,016,053
Novartis AG (Switzerland)	555	48,493
Perrigo Co. plc	705	37,379
Pfizer, Inc.	964	36,989
Recordati S.p.A. (Italy)	1,015	42,654
Roche Holding AG (Switzerland)	240	72,229
Sanofi (France)	550	50,703

		5,126,268

Total Health Care		14,337,900

Industrials - 1.4%
Aerospace & Defense - 0.2%
Airbus SE (France)	275	39,451
BAE Systems plc (United Kingdom) .	6,900	51,541
The Boeing Co.	94	31,951
General Dynamics Corp.	53	9,370
Lockheed Martin Corp.	58	21,847
Safran S.A. (France)	160	25,342
Thales S.A. (France)	30	2,933
United Technologies Corp.	159	22,829

		205,264

Air Freight & Logistics - 0.0%##
C.H. Robinson Worldwide, Inc.	62	4,690
United Parcel Service, Inc. - Class B	206	23,725

		28,415

Airlines - 0.0%##
Ryanair Holdings plc - ADR (Ireland)*	430	32,095

Building Products - 0.0%##
Cie de Saint-Gobain (France)	235	9,571
Johnson Controls International plc	240	10,399

		19,970

The accompanying notes are an integral part of the financial statements.

68

Investment Portfolio - October 31, 2019

BLENDED ASSET MAXIMUM SERIES

	SHARES	VALUE (NOTE 2)

COMMON STOCKS (continued)

Industrials (continued)
Commercial Services & Supplies - 0.0%##
Waste Management, Inc.	119	$13,353

Construction & Engineering - 0.0%##
Vinci S.A. (France)	425	47,683

Electrical Equipment - 0.1%
Eaton Corp. plc	125	10,889
Emerson Electric Co.	171	11,996
Legrand S.A. (France)	125	9,766
Rockwell Automation, Inc.	31	5,332
Schneider Electric SE (France)	265	24,629
WEG S.A. (Brazil)	1,600	10,261

		72,873

Industrial Conglomerates - 0.1%
3M Co.	130	21,449
Honeywell International, Inc.	134	23,146
LT Group, Inc. (Philippines)	20,000	5,258
SM Investments Corp. (Philippines)	1,080	21,894

		71,747

Machinery - 0.2%
Caterpillar, Inc.	111	15,296
Cummins, Inc.	51	8,796
Daifuku Co. Ltd. (Japan)	500	26,531
FANUC Corp. (Japan)	300	59,175
Harmonic Drive Systems, Inc. (Japan)	600	27,826
Illinois Tool Works, Inc.	74	12,475
KION Group AG (Germany)	470	31,273
Nabtesco Corp. (Japan)	800	25,468
The Weir Group plc (United Kingdom)	2,410	42,096

		248,936

Professional Services - 0.0%##
SGS S.A. (Switzerland)	5	13,040

Road & Rail - 0.8%
JB Hunt Transport Services, Inc.	7,810	918,144
Localiza Rent a Car S.A. (Brazil)	700	7,505
Rumo S.A. (Brazil)*	1,900	10,840
Union Pacific Corp.	133	22,006

		958,495

Trading Companies & Distributors - 0.0%##
Fastenal Co.	186	6,685

Transportation Infrastructure - 0.0%##
Grupo Aeroportuario del Centro Norte S.A.B. de C.V. (Mexico)	3,300	22,900

	SHARES	VALUE (NOTE 2)

COMMON STOCKS (continued)

Industrials (continued)
Transportation Infrastructure (continued)
Grupo Aeroportuario del Pacifico S.A.B. de C.V. - ADR (Mexico)	155	$16,199
Grupo Aeroportuario del Sureste S.A.B. de C.V. - ADR (Mexico)	135	22,106

		61,205

Total Industrials		1,779,761

Information Technology - 11.8%
Communications Equipment - 0.0%##
Cisco Systems, Inc.	695	33,019

Electronic Equipment, Instruments & Components - 1.0%
Cognex Corp.	11,465	590,333
Halma plc (United Kingdom)	1,050	25,479
Hexagon AB - Class B (Sweden)	525	26,879
Keyence Corp. (Japan)	995	629,135

		1,271,826

IT Services - 4.6%
Capgemini SE (France)	75	8,455
International Business Machines Corp.	181	24,205
InterXion Holding N.V. (Netherlands)*	495	43,669
Keywords Studios plc (Ireland)	710	10,231
Mastercard, Inc. - Class A	7,905	2,188,183
Verra Mobility Corp.*	123,890	1,777,822
Visa, Inc. - Class A	9,925	1,775,186

		5,827,751

Semiconductors & Semiconductor Equipment - 2.5%
Applied Materials, Inc.	189	10,255
Broadcom, Inc.	70	20,500
Intel Corp.	730	41,267
KLA Corp.	56	9,466
Lam Research Corp.	32	8,673
Maxim Integrated Products, Inc.	95	5,573
Micron Technology, Inc.*	45,575	2,167,091
NVIDIA Corp.	4,665	937,758
Texas Instruments, Inc.	211	24,896

		3,225,479

Software - 3.7%
Dassault Systemes SE (France)	70	10,631
Microsoft Corp.	13,175	1,888,900
ServiceNow, Inc.*	11,280	2,789,093

		4,688,624

Technology Hardware, Storage & Peripherals - 0.0%##
NetApp, Inc.	65	3,632

The accompanying notes are an integral part of the financial statements.

69

Investment Portfolio - October 31, 2019

BLENDED ASSET MAXIMUM SERIES

	SHARES	VALUE (NOTE 2)

COMMON STOCKS (continued)

Information Technology (continued)
Technology Hardware, Storage & Peripherals (continued)
Western Digital Corp.	105	$5,423

		9,055

Total Information Technology		15,055,754

Materials - 4.2%
Chemicals - 2.2%
Air Liquide S.A. (France)	220	29,251
Akzo Nobel N.V. (Netherlands)	10,883	1,003,341
Axalta Coating Systems Ltd.*	22,725	670,160
CF Industries Holdings, Inc.	20,695	938,518
Dow, Inc.	149	7,523
Eastman Chemical Co.	62	4,714
Givaudan S.A. (Switzerland)	5	14,690
LyondellBasell Industries N.V. - Class A	114	10,226
OCI N.V. (Netherlands)*	450	10,118
Orbia Advance Corp. S.A.B. de C.V. (Mexico)	14,400	31,171
Solvay S.A. (Belgium)	545	59,256

		2,778,968

Containers & Packaging - 0.8%
Crown Holdings, Inc.*	13,045	950,198
International Paper Co.	108	4,717

		954,915

Metals & Mining - 1.2%
First Quantum Minerals Ltd. (Zambia)	1,280	10,817
Freeport-McMoRan, Inc.	54,420	534,404
Lundin Mining Corp. (Chile)	57,415	289,887
Nucor Corp.	114	6,139
Southern Copper Corp. (Peru)	21,025	748,070

		1,589,317

Total Materials		5,323,200

Real Estate - 4.1%
Equity Real Estate Investment Trusts (REITS) - 4.1%
Acadia Realty Trust	215	6,016
Agree Realty Corp.	130	10,240
Alexandria Real Estate Equities, Inc.	50	7,936
American Campus Communities, Inc.	370	18,493
American Homes 4 Rent - Class A	1,280	33,882
American Tower Corp.	6,055	1,320,474
Americold Realty Trust	690	27,662
Apartment Investment & Management Co. - Class A	619	33,971

	SHARES	VALUE (NOTE 2)

COMMON STOCKS (continued)

Real Estate (continued)
Equity Real Estate Investment Trusts (REITS) (continued)
AvalonBay Communities, Inc.	220	$47,885
Boston Properties, Inc.	194	26,617
Brandywine Realty Trust	1,605	24,524
The British Land Co. plc (United Kingdom)	3,250	26,130
Camden Property Trust	220	25,161
Community Healthcare Trust, Inc.	415	20,094
Cousins Properties, Inc.	1,102	44,223
Crown Castle International Corp.	145	20,125
CubeSmart	195	6,182
Digital Realty Trust, Inc.	170	21,597
Douglas Emmett, Inc.	490	21,227
Equinix, Inc.	2,295	1,300,760
Equity LifeStyle Properties, Inc.	270	18,884
Equity Residential	380	33,691
Essential Properties Realty Trust, Inc.	847	21,734
Essex Property Trust, Inc.	84	27,479
Extra Space Storage, Inc.	75	8,420
Federal Realty Investment Trust	50	6,800
First Industrial Realty Trust, Inc.	310	13,054
Getty Realty Corp.	365	12,242
Healthcare Realty Trust, Inc.	545	18,950
Healthcare Trust of America, Inc. - Class A	370	11,470
Healthpeak Properties, Inc.	910	34,234
Hibernia REIT plc (Ireland)	6,400	9,965
Host Hotels & Resorts, Inc.	725	11,883
Independence Realty Trust, Inc.	1,000	15,400
Invitation Homes, Inc.	1,434	44,153
Jernigan Capital, Inc.	740	14,053
Kilroy Realty Corp.	89	7,470
Land Securities Group plc (United Kingdom)	2,180	26,554
Liberty Property Trust	330	19,493
Life Storage, Inc.	95	10,347
Mid-America Apartment Communities, Inc.	105	14,594
National Retail Properties, Inc.	365	21,502
National Storage Affiliates Trust	355	12,130
Omega Healthcare Investors, Inc.	345	15,194
Physicians Realty Trust	1,230	22,964
Plymouth Industrial REIT, Inc.	450	8,487
Prologis, Inc.	755	66,259
Public Storage	120	26,743
Realty Income Corp.	105	8,588
SBA Communications Corp.	5,665	1,363,282

The accompanying notes are an integral part of the financial statements.

70

Investment Portfolio - October 31, 2019

BLENDED ASSET MAXIMUM SERIES	SHARES/
	PRINCIPAL AMOUNT[2]	VALUE (NOTE 2)

COMMON STOCKS (continued)

Real Estate (continued)
Equity Real Estate Investment Trusts (REITS) (continued)
Simon Property Group, Inc.	305	$45,957
STAG Industrial, Inc.	405	12,571
STORE Capital Corp.	315	12,758
Sun Communities, Inc.	190	30,904
Sunstone Hotel Investors, Inc.	600	8,106
UDR, Inc.	527	26,482
UMH Properties, Inc.	440	6,569
Urban Edge Properties	800	16,888
Ventas, Inc.	388	25,259
VEREIT, Inc.	2,170	21,353
Vornado Realty Trust	130	8,532
Weingarten Realty Investors	525	16,658
Welltower, Inc.	354	32,104

		5,233,359

Real Estate Management & Development - 0.0%##
Ayala Land, Inc. (Philippines)	21,700	20,737
SM Prime Holdings, Inc. (Philippines)	36,055	27,683

		48,420

Total Real Estate		5,281,779

Utilities - 0.0%##
Electric Utilities - 0.0%##
Manila Electric Co. (Philippines)	1,810	12,070

Independent Power and Renewable Electricity Producers - 0.0%##
Aboitiz Power Corp. (Philippines)	18,900	14,879

Multi-Utilities - 0.0%##
Engie S.A. (France)	920	15,405
Veolia Environnement S.A. (France)	280	7,371

		22,776

Total Utilities		49,725

TOTAL COMMON STOCKS (Identified Cost $93,922,278)		104,533,523

CORPORATE BONDS - 2.6%

Non-Convertible Corporate Bonds - 2.6%
Communication Services - 0.6%
Diversified Telecommunication Services - 0.3%
AT&T, Inc., 4.25%, 3/1/2027	110,000	120,814
CenturyLink, Inc., 5.625%, 4/1/2020	5,000	5,062
Verizon Communications, Inc., 5.25%, 3/16/2037	150,000	188,937

		314,813

	PRINCIPAL AMOUNT[2]	VALUE (NOTE 2)

CORPORATE BONDS (continued)

Non-Convertible Corporate Bonds (continued)
Communication Services (continued)
Interactive Media & Services - 0.1%
Tencent Holdings Ltd. (China)[1], 3.975%, 4/11/2029	90,000	$96,860

Media - 0.2%
Cablevision Systems Corp., 8.00%, 4/15/2020	5,000	5,125
Comcast Corp., 3.25%, 11/1/2039	100,000	101,382
Diamond Sports Group LLC - Diamond Sports Finance Co.[1], 6.625%, 8/15/2027	10,000	10,300
Discovery Communications LLC, 5.20%, 9/20/2047	120,000	131,227
Entercom Media Corp.[1], 7.25%, 11/1/2024	5,000	5,212
Townsquare Media, Inc.[1], 6.50%, 4/1/2023	5,000	4,950

		258,196

Wireless Telecommunication Services - 0.0%##
Sprint Communications, Inc., 7.00%, 8/15/2020	15,000	15,452
Sprint Corp., 7.25%, 9/15/2021	5,000	5,335
Sprint Corp., 7.125%, 6/15/2024	5,000	5,425

		26,212

Total Communication Services		696,081

Consumer Discretionary - 0.4%
Auto Components - 0.0%##
American Axle & Manufacturing, Inc., 6.25%, 4/1/2025	5,000	4,819
Techniplas LLC[1], 10.00%, 5/1/2020	5,000	4,225

		9,044

Diversified Consumer Services - 0.1%
GEMS MENASA Cayman Ltd. - GEMS Education Delaware LLC (United Arab Emirates)[1], 7.125%, 7/31/2026	25,000	25,906

Household Durables - 0.0%##
Ashton Woods USA LLC - Ashton Woods Finance Co.[1], 6.75%, 8/1/2025	5,000	5,025
LGI Homes, Inc.[1], 6.875%, 7/15/2026	10,000	10,350
Weekley Homes LLC - Weekley Finance Corp., 6.625%, 8/15/2025	10,000	10,150

		25,525

The accompanying notes are an integral part of the financial statements.

71

Investment Portfolio - October 31, 2019

BLENDED ASSET MAXIMUM SERIES
	PRINCIPAL AMOUNT[2]	VALUE (NOTE 2)

CORPORATE BONDS (continued)

Non-Convertible Corporate Bonds (continued)
Consumer Discretionary (continued)
Internet & Direct Marketing Retail - 0.3%
Alibaba Group Holding Ltd. (China), 3.40%, 12/6/2027	200,000	$207,732
Booking Holdings, Inc., 3.60%, 6/1/2026	170,000	184,052
Photo Holdings Merger Sub, Inc.[1], 8.50%, 10/1/2026	10,000	8,801

		400,585

Specialty Retail - 0.0%##
Foxtrot Escrow Issuer LLC - Foxtrot Escrow Corp.[1], 12.25%, 11/15/2026	10,000	10,051
Staples, Inc.[1], 7.50%, 4/15/2026	10,000	10,402

		20,453

Total Consumer Discretionary		481,513

Consumer Staples - 0.0%##
Food & Staples Retailing - 0.0%## KeHE Distributors LLC - KeHE Finance Corp.[1], 8.625%, 10/15/2026	10,000	10,256

Energy - 0.4%
Energy Equipment & Services - 0.0%##
Nabors Industries, Inc., 5.50%, 1/15/2023	5,000	4,225
Shelf Drilling Holdings Ltd. (United Arab Emirates)[1], 8.25%, 2/15/2025	5,000	4,200

		8,425

Oil, Gas & Consumable Fuels - 0.4%
Antero Midstream Partners LP - Antero Midstream Finance Corp.[1], 5.75%, 3/1/2027	5,000	3,719
Antero Midstream Partners LP - Antero Midstream Finance Corp.[1], 5.75%, 1/15/2028	5,000	3,775
Bruin E&P Partners LLC[1], 8.875%, 8/1/2023	5,000	3,300
Calumet Specialty Products Partners LP - Calumet Finance Corp.[1], 11.00%, 4/15/2025	10,000	10,025
Energy Transfer Operating LP, 6.50%, 2/1/2042	80,000	95,816
Jonah Energy LLC - Jonah Energy Finance Corp.[1], 7.25%, 10/15/2025	10,000	2,800
Kinder Morgan Energy Partners LP, 6.95%, 1/15/2038	90,000	116,345

	PRINCIPAL AMOUNT[2]	VALUE (NOTE 2)

CORPORATE BONDS (continued)

Non-Convertible Corporate Bonds (continued)
Energy (continued)
Oil, Gas & Consumable Fuels (continued)
Lonestar Resources America, Inc.[1], 11.25%, 1/1/2023	5,000	$3,500
NuStar Logistics LP, 6.75%, 2/1/2021	5,000	5,181
Rockies Express Pipeline LLC[1], 5.625%, 4/15/2020	10,000	10,168
Sabine Pass Liquefaction LLC, 5.875%, 6/30/2026	130,000	149,272
Southwestern Energy Co.[3], 6.20%, 1/23/2025	5,000	4,400
W&T Offshore, Inc.[1], 9.75%, 11/1/2023	5,000	4,688
The Williams Companies, Inc., 3.75%, 6/15/2027	80,000	83,412

		496,401

Total Energy		504,826

Financials - 0.6%
Banks - 0.5%
Bank of America Corp., 4.00%, 1/22/2025	160,000	170,659
Citigroup, Inc., 8.125%, 7/15/2039	60,000	98,704
Credit Suisse AG (Switzerland), 5.40%, 1/14/2020	160,000	161,037
JPMorgan Chase & Co.[4], (3 mo. LIBOR US + 1.000%), 4.023%, 12/5/2024	80,000	85,424
Santander Holdings USA, Inc., 4.50%, 7/17/2025	110,000	118,536

		634,360

Capital Markets - 0.1%
AG Merger Sub II, Inc.[1], 10.75%, 8/1/2027	5,000	4,950
Donnelley Financial Solutions, Inc., 8.25%, 10/15/2024	10,000	10,400
The Goldman Sachs Group, Inc., 4.25%, 10/21/2025	50,000	53,858

		69,208

Consumer Finance - 0.0%##
Navient Corp., 5.00%, 10/26/2020	10,000	10,185
SLM Corp., 5.125%, 4/5/2022	10,000	10,325

		20,510

Diversified Financial Services - 0.0%##
Fidelity & Guaranty Life Holdings, Inc.[1], 5.50%, 5/1/2025	5,000	5,338

The accompanying notes are an integral part of the financial statements.

72

Investment Portfolio - October 31, 2019

BLENDED ASSET MAXIMUM SERIES
	PRINCIPAL AMOUNT[2]	VALUE (NOTE 2)

CORPORATE BONDS (continued)

Non-Convertible Corporate Bonds (continued)
Financials (continued)
Diversified Financial Services (continued)
Global Aircraft Leasing Co. Ltd. (Cayman Islands)[1,5], 6.50%, 9/15/2024	15,000	$15,352
VistaJet Malta Finance plc - XO Management Holding, Inc. (Switzerland)[1], 10.50%, 6/1/2024	10,000	9,725

		30,415

Thrifts & Mortgage Finance - 0.0%##
Acrisure LLC - Acrisure Finance, Inc.[1], 7.00%, 11/15/2025	10,000	9,150
Radian Group, Inc., 4.875%, 3/15/2027	10,000	10,375

		19,525

Total Financials		774,018

Health Care - 0.1%
Health Care Providers & Services - 0.1%
HCA, Inc., 4.125%, 6/15/2029	80,000	84,752

Industrials - 0.2%
Commercial Services & Supplies - 0.0%##
The ADT Security Corp., 6.25%, 10/15/2021	5,000	5,331
Prime Security Services Borrower LLC - Prime Finance, Inc.[1], 5.75%, 4/15/2026	5,000	5,124
Stericycle, Inc.[1], 5.375%, 7/15/2024	10,000	10,400

		20,855

Construction & Engineering - 0.0%##
HC2 Holdings, Inc.[1], 11.50%, 12/1/2021	5,000	4,556
Tutor Perini Corp.[1], 6.875%, 5/1/2025	10,000	9,974

		14,530

Industrial Conglomerates - 0.1%
General Electric Co.[4,6], (3 mo. LIBOR US + 3.330%), 5.00%	110,000	106,012

Marine - 0.0%##
American Tanker, Inc. (Norway)[1], 9.25%, 2/22/2022	15,000	15,084
Borealis Finance LLC[1] , 7.50%, 11/16/2022	15,000	14,100

		29,184

	PRINCIPAL AMOUNT[2]	VALUE (NOTE 2)

CORPORATE BONDS (continued)

Non-Convertible Corporate Bonds (continued)
Industrials (continued)
Trading Companies & Distributors - 0.1%
AerCap Ireland Capital DAC - AerCap Global Aviation Trust (Ireland), 4.45%, 10/1/2025	110,000	$119,359
Fortress Transportation & Infrastructure Investors LLC[1], 6.50%, 10/1/2025	10,000	10,100

		129,459

Total Industrials		300,040

Information Technology - 0.0%##
Communications Equipment - 0.0%##
Hughes Satellite Systems Corp., 5.25%, 8/1/2026	10,000	10,712

Materials - 0.1%
Chemicals - 0.0%##
CF Industries, Inc., 7.125%, 5/1/2020	5,000	5,120
Olin Corp., 5.625%, 8/1/2029	5,000	5,191

		10,311

Containers & Packaging - 0.0%##
ARD Securities Finance S.A.R.L (Luxembourg)[1,5], 8.75%, 1/31/2023	5,218	5,427
Berry Global, Inc.[1], 4.50%, 2/15/2026	5,000	5,031
Mauser Packaging Solutions Holding Co.[1], 7.25%, 4/15/2025	5,000	4,781

		15,239

Metals & Mining - 0.1%
Infrabuild Australia Pty Ltd. (Australia)[1], 12.00%, 10/1/2024	10,000	10,191
Mountain Province Diamonds, Inc. (Canada)[1], 8.00%, 12/15/2022	10,000	9,700
Northwest Acquisitions ULC - Dominion Finco, Inc.[1], 7.125%, 11/1/2022	10,000	5,000
Southern Copper Corp. (Peru), 5.375%, 4/16/2020	120,000	121,481
SunCoke Energy Partners LP - SunCoke Energy Partners Finance Corp.[1], 7.50%, 6/15/2025 .	5,000	4,250

		150,622

Total Materials		176,172

The accompanying notes are an integral part of the financial statements.

73

Investment Portfolio - October 31, 2019

BLENDED ASSET MAXIMUM SERIES	PRINCIPAL AMOUNT2 /	VALUE
	SHARES	(NOTE 2)

CORPORATE BONDS (continued)

Non-Convertible Corporate Bonds (continued)
Real Estate - 0.2%
Equity Real Estate Investment Trusts (REITS) - 0.2%
American Tower Corp., 3.80%, 8/15/2029	120,000	$128,284
Crown Castle International Corp., 3.10%, 11/15/2029	120,000	121,938

		250,222

Real Estate Management & Development - 0.0%##
Five Point Operating Co. LP - Five Point Capital Corp.[1], 7.875%, 11/15/2025	10,000	9,452
Forestar Group, Inc.[1], 8.00%, 4/15/2024	5,000	5,375

		14,827

Total Real Estate		265,049

TOTAL CORPORATE BONDS (Identified Cost $3,195,466)		3,303,419

MUTUAL FUNDS - 0.3%

iShares MSCI India ETF	4,115	142,585
SPDR Gold Shares*	1,430	203,675
VanEck Vectors Gold Miners ETF	3,766	106,013

TOTAL MUTUAL FUNDS (Identified Cost $418,406)		452,273

U.S. TREASURY SECURITIES - 13.2%

U.S. Treasury Bonds - 1.6%
U.S. Treasury Bond, 2.50%, 2/15/2045	825,000	877,658
U.S. Treasury Bond, 3.00%, 5/15/2047	785,000	919,186
U.S. Treasury Inflation Indexed Bond, 0.75%, 2/15/2042	252,288	265,101

Total U.S. Treasury Bonds (Identified Cost $1,969,744)		2,061,945

ADR - American Depositary Receipt

ETF - Exchange-traded fund

LIBOR - London Interbank Offered Rate

	PRINCIPAL AMOUNT2 /	VALUE
	SHARES	(NOTE 2)

U.S. TREASURY SECURITIES (continued)

U.S. Treasury Notes - 11.6%
U.S. Treasury Inflation Indexed Note, 0.125%, 4/15/2020	1,138,287	$1,132,195
U.S. Treasury Note, 2.625%, 5/15/2021	1,210,000	1,228,906
U.S. Treasury Note, 2.50%, 5/15/2024	2,245,000	2,339,711
U.S. Treasury Note, 2.00%, 8/15/2025	6,198,000	6,342,055
U.S. Treasury Note, 1.625%, 5/15/2026	2,480,000	2,483,972
U.S. Treasury Note, 2.375%, 5/15/2027	1,143,000	1,205,061

Total U.S. Treasury Notes (Identified Cost $14,465,485)		14,731,900

TOTAL U.S. TREASURY SECURITIES (Identified Cost $16,435,229)		16,793,845

U.S. GOVERNMENT SECURITIES - 1.0%

U.S. Treasury Bill - 1.0%
U.S. Treasury Bill[7], 1.62%, 5/21/2020 (Identified Cost $1,248,688)	1,260,000	1,249,148

SHORT-TERM INVESTMENT - 1.1%

Dreyfus Government Cash Management, Institutional Shares, 1.73%[8] (Identified Cost $1,374,909)	1,374,909	1,374,909

TOTAL INVESTMENTS - 100.2% (Identified Cost $116,594,976)		127,707,117
LIABILITIES, LESS OTHER ASSETS - (0.2%)		(198,417)

NET ASSETS - 100%		$127,508,700

The accompanying notes are an integral part of the financial statements.

74

Investment Portfolio - October 31, 2019

* Non-income producing security.

## Less than 0.1%.

[1]

Restricted securities - Investment in securities that are restricted as to public resale under the Securities Act of 1933, as amended. These securities have been sold under Rule 144A and have been determined to be liquid under the Fund’s Liquidity Risk Management Program. These securities amount to $493,623, or 0.4% of the Series’ net assets as of October 31, 2019 (see Note 2 to the financial statements).

[2]	Amount is stated in USD unless otherwise noted.

[3]

Step coupon rate security - Rate steps up/down by 25 basis points upon rating downgrade/upgrade by Moody’s and S&P rating agencies (Subject to a maximum of 100 basis points per agency, 200 basis points maximum).

[4]	Variable rate security. Security may be issued at a fixed coupon rate, which converts to a variable rate at a specified date. Rate shown is the rate in effect as of October 31, 2019.

[5]	Represents a Payment-In-Kind bond.

[6]	Security is perpetual in nature and has no stated maturity date.

[7]	Represents the annualized yield at time of purchase.

[8]	Rate shown is the current yield as of October 31, 2019.

The Global Industry Classification Standard (GICS) was developed by and is the exclusive property and a service mark of MSCI Inc. (MSCI) and Standard & Poor’s, a division of S&P Global Inc. (S&P), and is licensed for use by Manning & Napier when referencing GICS sectors. Neither MSCI, S&P, nor any third party involved in making or compiling the GICS or any GICS classifications makes any express or implied warranties or representations with respect to such standard or classification, nor shall any such party have any liability therefrom.

The accompanying notes are an integral part of the financial statements.

75

Statement of Assets and Liabilities - Blended Asset Maximum Series

October 31, 2019

ASSETS:

Investments, at value (identified cost $116,594,976) (Note 2)	$127,707,117
Foreign currency, at value (identified cost $10,928)	10,964
Receivable for securities sold	717,047
Interest receivable	156,642
Dividends receivable	53,441
Foreign tax reclaims receivable	41,333
Receivable for fund shares sold	5,304

TOTAL ASSETS	128,691,848

LIABILITIES:
Accrued management fees (Note 3)	39,949
Accrued fund accounting and administration fees (Note 3)	21,684
Accrued Chief Compliance Officer service fees (Note 3)	687
Payable for fund shares repurchased	657,372
Payable for securities purchased	420,869
Other payables and accrued expenses	42,587

TOTAL LIABILITIES	1,183,148

TOTAL NET ASSETS	$127,508,700

NET ASSETS CONSIST OF:

Capital stock	$100,719
Additional paid-in-capital	118,816,966
Total distributable earnings (loss)	8,591,015

TOTAL NET ASSETS	$127,508,700

NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER SHARE - Class R6 ($127,508,700/10,071,933 shares)	$12.66

The accompanying notes are an integral part of the financial statements.

76

Statement of Operations - Blended Asset Maximum Series

For the Year Ended October 31, 2019

INVESTMENT INCOME:

Dividends (net of foreign taxes withheld, $81,144)	$1,602,794
Interest	547,973

Total Investment Income	2,150,767

EXPENSES:

Management fees (Note 3)	597,878
Fund accounting and administration fees (Note 3)	80,123
Directors’ fees (Note 3)	10,945
Chief Compliance Officer service fees (Note 3)	3,455
Audit fees	42,498
Custodian fees	33,109
Miscellaneous	45,373

Total Expenses	813,381
Less reduction of expenses (Note 3)	(155,715)

Net Expenses	657,666

NET INVESTMENT INCOME	1,493,101

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY:

Net realized gain (loss) on-
Investments	(2,006,477)
Foreign currency and translation of other assets and liabilities	(7,528)

(2,014,005)

Net change in unrealized appreciation (depreciation) on-
Investments	12,759,116
Foreign currency and translation of other assets and liabilities	231

12,759,347

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY	10,745,342

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$12,238,443

The accompanying notes are an integral part of the financial statements.

77

Statements of Changes in Net Assets - Blended Asset Maximum Series

	FOR THE YEAR ENDED 10/31/19	FOR THE YEAR ENDED 10/31/18
INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:

Net investment income	$1,493,101	$1,335,682
Net realized gain (loss) on investments and foreign currency	(2,014,005)	6,055,941
Net change in unrealized appreciation (depreciation) on investments and foreign currency	12,759,347	(1,699,434)

Net increase from operations	12,238,443	5,692,189

DISTRIBUTIONS TO SHAREHOLDERS (Note 9):

Class R6	(8,597,011)	(855,074)

CAPITAL STOCK ISSUED AND REPURCHASED:

Net increase (decrease) from capital share transactions (Note 5)	(17,429,148)	(14,120,006)

Net increase (decrease) in net assets	(13,787,716)	(9,282,891)

NET ASSETS:

Beginning of year	141,296,416	150,579,307

End of year	$127,508,700	$141,296,416

The accompanying notes are an integral part of the financial statements.

78

Financial Highlights - Blended Asset Maximum Series - Class R6

	FOR THE YEAR ENDED		FOR THE PERIOD 10/13/17[1] TO 10/31/17
	10/31/19	10/31/18
Per share data (for a share outstanding throughout each period):
Net asset value - Beginning of period	$11.85	$11.60	$11.59

Income (loss) from investment operations:
Net investment income (loss)[2]	0.15	0.12	(0.00)[3]
Net realized and unrealized gain (loss) on investments	1.37	0.21	0.01

Total from investment operations	1.52	0.33	0.01

Less distributions to shareholders:
From net investment income	(0.13)	(0.07)	—
From net realized gain on investments	(0.58)	(0.01)	—

Total distributions to shareholders	(0.71)	(0.08)	—

Net asset value - End of period	$12.66	$11.85	$11.60

Net assets - End of period (000’s omitted)	$127,509	$141,296	$150,579

Total return[4]	13.94%	2.77%	0.09%
Ratios (to average net assets)/Supplemental Data:
Expenses*	0.55%	0.55%	0.55%	[5]
Net investment income (loss)	1.25%	0.96%	0.11%	[5]
Series portfolio turnover	89%	85%	4%

*The investment advisor did not impose all or a portion of its management and/or other fees during the period, and may have paid a portion of the Series’ expenses. If these expenses had been incurred by the Class, the expense ratio (to average net assets) would have increased by the following amounts:

	0.13%	0.10%	0.66%	[5]

1Commencement of operations.

2Calculated based on average shares outstanding during the periods.

3Less than $(0.01).

4Represents aggregate total return for the periods indicated, and assumes reinvestment of all distributions. Total return would have been lower had certain expenses not been waived or reimbursed during certain periods. Periods less than one year are not annualized.

5Annualized.

The accompanying notes are an integral part of the financial statements.

79

Notes to Financial Statements

1.	Organization

Blended Asset Conservative Series, Blended Asset Moderate Series, Blended Asset Extended Series and Blended Asset Maximum Series (each the “Series”) are no-load diversified series of Manning & Napier Fund, Inc. (the “Fund”). The Fund is organized in Maryland and is registered under the Investment Company Act of 1940 (the “1940 Act”), as amended, as an open-end management investment company.

The Series are asset allocation funds. Each invests in a combination of stocks, bonds and cash and is managed according to specific objectives. The objectives are as follows: Blended Asset Conservative Series - primary objective is to provide current income and its secondary objectives are to provide preservation of capital and long-term growth of capital; secondary objective is to provide income and long-term growth of capital. Blended Asset Moderate Series - equal emphasis on long-term growth of capital and preservation of capital. Blended Asset Extended Series - primary objective is long-term growth of capital; secondary objective is preservation of capital. Blended Asset Maximum Series - primary objective is long-term growth of capital.

The Fund’s Advisor is Manning & Napier Advisors, LLC (the “Advisor”). The Series are offered exclusively to other funds managed by the Advisor. The total authorized capital stock of the Fund consists of 15 billion shares of common stock each having a par value of $0.01. As of October 31, 2019, 10 billion shares have been designated in total among 34 series, of which 100 million have been designated in each of the Series for Class R6 common stock.

2.	Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Series. Each Series is an investment company and, accordingly, follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standards Codification Topic 946 - Investment Companies, which is part of accounting principles generally accepted in the United States of America (“GAAP”).

Security Valuation

Portfolio securities, including domestic equities, foreign equities, warrants and options, listed on an exchange other than the NASDAQ Stock Market are valued at the latest quoted sales price of the exchange on which the security is primarily traded. Securities not traded on valuation date or securities not listed on an exchange are valued at the latest quoted bid price provided by the Fund’s pricing service. Securities listed on the NASDAQ Stock Market are valued in accordance with the NASDAQ Official Closing Price.

Debt securities, including government bonds, foreign bonds, asset-backed securities, structured notes, supranational obligations, sovereign bonds, corporate bonds and mortgage-backed securities will normally be valued on the basis of evaluated bid prices provided directly by an independent pricing service. The pricing services use multiple valuation techniques to determine fair value. In instances where sufficient market activity exists, the pricing services may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the pricing services also utilize proprietary valuation models which may consider market characteristics such as benchmark yield curves, option-adjusted spreads, credit spreads, estimated defaulted rates, coupon rates, anticipated timing of principal repayments, underlying collateral and other unique security features in order to estimate the relevant cash flows, which are then discounted to calculate the fair value. Certain investments in securities held by the Series may be valued on a basis of a price provided directly by a principal market maker. These prices may differ from the value that would have been used had a broader market for securities existed.

Short-term investments that mature in sixty days or less may be valued at amortized cost, which approximates fair value. Investments in open-end investment companies are valued at their net asset value per share on valuation date.

Volume and level of activity in established markets for an asset or liability are evaluated to determine whether recent transactions and quoted prices are determinative of fair value. Where there have been significant decreases in volume and level of activity, further analysis and adjustment may be necessary to estimate fair value. The Series measure fair value in these instances by the use of inputs and valuation techniques which may be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry and/or expectation of future cash flows. As a result of trading in relatively

80

Notes to Financial Statements (continued)

2.	Significant Accounting Policies (continued)

Security Valuation (continued)

thin markets and/or markets that experience significant volatility, the prices used by the Series to value these securities may differ from the value that would be realized if these securities were sold, and the differences could be material.

Securities for which representative valuations or prices are not available from the Series’ pricing service may be valued at fair value as determined in good faith by the Advisor under procedures approved by and under the general supervision and responsibility of the Fund’s Board of Directors (the “Board”). Due to the inherent uncertainty of valuations of such securities, the fair value may differ significantly from the values that would have been used had a ready market for such securities existed. If trading or events occurring after the close of the principal market in which securities are traded are expected to materially affect the value of those securities, then they may be valued at their fair value, taking this trading or these events into account. In accordance with the procedures approved by the Board, the values of certain securities trading outside the U.S. were adjusted following the close of local trading using a factor from a third party vendor. The third party vendor uses statistical analyses and quantitative models, which consider among other things subsequent movement and changes in the prices of indices, securities and exchange rates in other markets, to determine the factors which are used to adjust local market prices. The value of securities used for net asset value calculation under these procedures may differ from published prices for the same securities. It is the Fund’s policy to classify each foreign equity security where a factor from a third party vendor is provided as a Level 2 security.

Various inputs are used in determining the value of the Series’ assets or liabilities carried at fair value. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical assets and liabilities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.). Level 3 includes significant unobservable inputs (including the Series’ own assumptions in determining the fair value of investments). A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input both individually and in aggregate that is significant to their fair value measure. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the valuation levels used for major security types as of October 31, 2019 in valuing the Series’ assets or liabilities carried at fair value:

	BLENDED ASSET CONSERVATIVE SERIES
DESCRIPTION	TOTAL	LEVEL 1	LEVEL 2#	LEVEL 3
Assets:
Equity securities:
Communication Services	$2,387,944	$1,803,404	$584,540	$—
Consumer Discretionary	1,730,496	1,454,105	276,391	—
Consumer Staples	2,562,128	1,843,167	718,961	—
Energy	987,334	987,334	—	—
Financials	2,529,628	2,529,628	—	—
Health Care	3,481,803	3,121,302	360,501	—
Industrials	1,026,480	1,026,480	—	—
Information Technology	3,271,013	3,271,013	—	—
Materials	340,800	340,800	—	—
Real Estate	2,485,157	2,471,456	13,701	—
Utilities	175,563	175,563	—	—
Debt securities:
U.S. Treasury and other U.S. Government agencies	31,898,669	—	31,898,669	—
Corporate debt:
Communication Services	3,033,801	—	3,033,801	—
Consumer Discretionary	1,987,478	—	1,987,478	—
Consumer Staples	10,256	—	10,256	—
Energy	2,883,102	—	2,883,102	—

81

Notes to Financial Statements (continued)

2.	Significant Accounting Policies (continued)

Security Valuation (continued)

	BLENDED ASSET CONSERVATIVE SERIES
DESCRIPTION	TOTAL	LEVEL 1	LEVEL 2#	LEVEL 3
Financials	$3,181,626	$—	$3,181,626	$—
Health Care	466,138	—	466,138	—
Industrials	1,741,456	—	1,741,456	—
Information Technology	16,069	—	16,069	—
Materials	659,170	—	659,170	—
Real Estate	1,287,193	—	1,287,193	—
Asset-backed securities	3,556,315	—	3,556,315	—
Commercial mortgage-backed securities	5,971,685	—	5,971,685	—
Foreign government bonds	1,115,510	—	1,115,510	—
Mutual funds	304,369	304,369	—	—
Short-Term Investment	843,815	843,815	—	—

Total assets	79,934,998	20,172,436	59,762,562	—

Liabilities:
Other financial instruments*:
Equity contracts	(12,928)	(12,728)	(200)	—

Total liabilities	(12,928)	(12,728)	(200)	—

Total	$79,922,070	$20,159,708	$59,762,362	$—

	BLENDED ASSET MODERATE SERIES
DESCRIPTION	TOTAL	LEVEL 1	LEVEL 2#	LEVEL 3
Assets:
Equity securities:
Communication Services	$5,465,409	$3,952,151	$1,513,258	$—
Consumer Discretionary	3,731,505	2,776,948	954,557	—
Consumer Staples	5,449,200	3,244,163	2,205,037	—
Energy	1,115,741	984,904	130,837	—
Financials	3,551,896	3,319,360	232,536	—
Health Care	6,419,483	5,323,033	1,096,450	—
Industrials	442,388	214,181	228,207	—
Information Technology	6,443,158	6,398,150	45,008	—
Materials	112,784	44,487	68,297	—
Real Estate	2,903,535	2,833,935	69,600	—
Utilities	28,312	—	28,312	—
Debt securities:
U.S. Treasury and other U.S. Government agencies	35,609,209	—	35,609,209	—
Corporate debt:
Communication Services	2,973,711	—	2,973,711	—
Consumer Discretionary	1,887,428	—	1,887,428	—
Consumer Staples	10,256	—	10,256	—
Energy	2,292,895	—	2,292,895	—
Financials	3,085,876	—	3,085,876	—
Health Care	434,356	—	434,356	—
Industrials	1,143,719	—	1,143,719	—
Information Technology	21,425	—	21,425	—
Materials	656,489	—	656,489	—
Real Estate	672,857	—	672,857	—
Asset-backed securities	4,364,291	—	4,364,291	—
Commercial mortgage-backed securities	4,431,659	—	4,431,659	—

82

Notes to Financial Statements (continued)

2.	Significant Accounting Policies (continued)

Security Valuation (continued)

	BLENDED ASSET MODERATE SERIES
DESCRIPTION	TOTAL	LEVEL 1	LEVEL 2#	LEVEL 3
Foreign government bonds	$708,434	$—	$708,434	$—
Mutual funds	249,382	249,382	—	—
Short-Term Investment	1,119,310	1,119,310	—	—

Total assets	95,324,708	30,460,004	64,864,704	—

Liabilities:
Other financial instruments*:
Equity contracts	(26,520)	(26,080)	(440)	—

Total liabilities	(26,520)	(26,080)	(440)	—

Total	$95,298,188	$30,433,924	$64,864,264	$—

	BLENDED ASSET EXTENDED SERIES
DESCRIPTION	TOTAL	LEVEL 1	LEVEL 2#	LEVEL 3
Assets:
Equity securities:
Communication Services	$13,096,857	$9,368,094	$3,728,763	$—
Consumer Discretionary	8,748,798	6,506,637	2,242,161	—
Consumer Staples	12,750,300	7,461,973	5,288,327	—
Energy	2,699,992	2,396,343	303,649	—
Financials	7,999,285	7,450,107	549,178	—
Health Care	15,242,478	12,609,013	2,633,465	—
Industrials	1,081,661	496,223	585,438	—
Information Technology	15,285,399	15,115,617	169,782	—
Materials	297,536	105,643	191,893	—
Real Estate	6,231,970	6,075,443	156,527	—
Utilities	65,123	—	65,123	—
Debt securities:
U.S. Treasury and other U.S. Government agencies	53,023,798	—	53,023,798	—
Corporate debt:
Communication Services	3,786,744	—	3,786,744	—
Consumer Discretionary	2,572,647	—	2,572,647	—
Consumer Staples	25,641	—	25,641	—
Energy	2,876,379	—	2,876,379	—
Financials	3,916,470	—	3,916,470	—
Health Care	550,891	—	550,891	—
Industrials	1,475,444	—	1,475,444	—
Information Technology	32,138	—	32,138	—
Materials	913,407	—	913,407	—
Real Estate	900,430	—	900,430	—
Asset-backed securities	5,721,456	—	5,721,456	—
Commercial mortgage-backed securities	5,801,309	—	5,801,309	—
Foreign government bonds	828,450	—	828,450	—
Mutual funds	586,494	586,494	—	—
Short-Term Investment	2,656,669	2,656,669	—	—

Total assets	$169,167,766	$70,828,256	$98,339,510	$—

83

Notes to Financial Statements (continued)

2.	Significant Accounting Policies (continued)

Security Valuation (continued)

	BLENDED ASSET EXTENDED SERIES
DESCRIPTION	TOTAL	LEVEL 1	LEVEL 2#	LEVEL 3
Liabilities:
Other financial instruments*:
Equity contracts	$(64,104)	$(63,024)	$(1,080)	$—

Total liabilities	(64,104)	(63,024)	(1,080)	—

Total	$169,103,662	$70,765,232	$98,338,430	$—

	BLENDED ASSET MAXIMUM SERIES
DESCRIPTION	TOTAL	LEVEL 1	LEVEL 2#	LEVEL 3
Assets:
Equity securities:
Communication Services	$13,262,594	$10,304,769	$2,957,825	$—
Consumer Discretionary	15,253,275	13,879,589	1,373,686	—
Consumer Staples	17,036,461	12,253,581	4,782,880	—
Energy	4,066,368	3,834,146	232,222	—
Financials	13,086,706	10,308,332	2,778,374	—
Health Care	14,337,900	12,825,325	1,512,575	—
Industrials	1,779,761	1,316,284	463,477	—
Information Technology	15,055,754	14,344,944	710,810	—
Materials	5,323,200	4,206,544	1,116,656	—
Real Estate	5,281,779	5,170,710	111,069	—
Utilities	49,725	—	49,725	—
Debt securities:
U.S. Treasury and other U.S. Government agencies	18,042,993	—	18,042,993	—
Corporate debt:
Communication Services	696,081	—	696,081	—
Consumer Discretionary	481,513	—	481,513	—
Consumer Staples	10,256	—	10,256	—
Energy	504,826	—	504,826	—
Financials	774,018	—	774,018	—
Health Care	84,752	—	84,752	—
Industrials	300,040	—	300,040	—
Information Technology	10,712	—	10,712	—
Materials	176,172	—	176,172	—
Real Estate	265,049	—	265,049	—
Mutual funds	452,273	452,273	—	—
Short-Term Investment	1,374,909	1,374,909	—	—

Total assets	$127,707,117	$90,271,406	$37,435,711	$—

#Includes certain foreign equity securities for which a factor from a third party vendor was applied to determine the securities’ fair value following the close of local trading.

*Other financial instruments are exchange traded options (Level 1 and Level 2).

There were no Level 3 securities held by any of the Blended Asset Series as of October 31, 2018 and October 31, 2019.

New Accounting Pronouncements

In March 2017, the Financial Accounting Standards Board issued Accounting Standards Update No. 2017-08, Receivables –Nonrefundable Fees and Other Costs (Subtopic 310-320): “Premium Amortization of Purchased Callable Debt Securities” which shortens the amortized period for certain callable debt securities, held at a premium, to be amortized to the earliest call date

84

Notes to Financial Statements (continued)

2.	Significant Accounting Policies (continued)

New Accounting Pronouncements (continued)

rather than the contractual maturity date. The Series will adopt and apply ASU 2017-08 on a modified retrospective basis through a cumulative-effect adjustment on November 1, 2019. As a result of the adoption of ASU 2017-08, the amortized cost basis of investments will be reduced and unrealized appreciation of investments will be increased by immaterial amounts, and there will be no impact on net assets or overall results of operations.

Security Transactions, Investment Income and Expenses

Security transactions are accounted for on trade date. Dividend income is recorded on the ex-dividend date, except that if the ex-dividend date has passed, certain dividends from foreign securities are recorded as soon as the Series is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair value of the securities received. Interest income, including amortization of premium and accretion of discounts using the effective interest method, is earned from settlement date and accrued daily.

Expenses are recorded on an accrual basis. Most expenses of the Fund can be attributed to a specific series. Expenses which cannot be directly attributed are apportioned among the series in the Fund in such a manner as deemed equitable by the Fund’s Board, taking into consideration, among other things, the nature and type of expense.

Income, expenses (other than class specific expenses), and realized and unrealized gains and losses are prorated among the classes based on the relative net assets of each class. Class specific expenses are directly charged to that Class.

The Series use the identified cost method for determining realized gain or loss on investments for both financial statement and federal income tax reporting purposes.

Foreign Currency Translation

The books and records of the Series are maintained in U.S. dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars at the current exchange rates. Purchases and sales of investment securities and income and expenses are translated on the respective dates of such transactions. The Series do not isolate realized and unrealized gains and losses attributable to changes in the exchange rates from gains and losses that arise from changes in the fair value of investments. Such fluctuations are included with net realized and unrealized gain or loss on investments. Net realized foreign currency gains and losses represent foreign currency gains and losses between trade date and settlement date on securities transactions, gains and losses on disposition of foreign currencies and the difference between the amount of income and foreign withholding taxes recorded on the books of the Series and the amounts actually received or paid.

Option Contracts

The Series may write (sell) or buy call or put options on securities and other financial instruments. When a Series writes a call, the Series gives the purchaser the right to buy the underlying security from the Series at the price specified in the option contract (the “exercise price”) at any time during the option period. When a Series writes a put option, the Series gives the purchaser the right to sell to the Series the underlying security at the exercise price at any time during the option period. The Series will only write options on a “covered basis.” This means that the Series will own the underlying security when the Series writes a call or the Series will put aside cash, U.S. Government securities, or other liquid assets in an amount not less than the exercise price at all times the put option is outstanding.

When a Series writes an option, an amount equal to the premium received is reflected as a liability and is subsequently marked-to-market to reflect the current market value of the option. The Series, as a writer of an option, has no control over whether the underlying security or financial instrument may be sold (call) or purchased (put) and, as a result, bears the market risk of an unfavorable change in the price of the security or financial instrument underlying the written option. There is a risk that the Series may not be able to enter into a closing transaction because of an illiquid market.

Each Series may also purchase options in an attempt to hedge against fluctuations in the value of its portfolio and to protect against declines in the value of the securities. The premium paid by a Series for the purchase of an option is reflected as an

85

Notes to Financial Statements (continued)

2.	Significant Accounting Policies (continued)

Option Contracts (continued)

investment and subsequently marked-to-market to reflect the current market value of the option. The risk associated with purchasing options is limited to the premium paid.

When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or a Series enters into a closing transaction), the Series realizes a gain or loss on the option to the extent of the premium received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

The measurement of the risks associated with option contracts is meaningful only when all related and offsetting transactions are considered. The counterparty for the Series’ written options contracts outstanding during the year ended October 31, 2019 is Pershing LLC, a BNY Mellon Company.

The following table presents the present value of derivatives held at October 31, 2019 as reflected on the Statement of Assets and Liabilities, and the effect of the derivative instruments on the Statement of Operations:

BLENDED ASSET CONSERVATIVE SERIES
STATEMENT OF ASSETS AND LIABILITIES
Derivative	Liabilities Location

Equity contracts	Options written, at value	$ (12,928)

STATEMENT OF OPERATIONS
Derivative	Location of Gain or (Loss) on Derivatives	Realized Gain (Loss) on Derivatives

Equity contracts	Net realized gain (loss) on options written	$ 84,912
Derivative	Location of Appreciation (Depreciation) on Derivatives	Unrealized Appreciation (Depreciation) on Derivatives

Equity contracts	Net change in unrealized appreciation (depreciation) on options written	$ 4,533

86

Notes to Financial Statements (continued)

2.	Significant Accounting Policies (continued)

Option Contracts (continued)

BLENDED ASSET MODERATE SERIES
STATEMENT OF ASSETS AND LIABILITIES
Derivative	Liabilities Location

Equity contracts	Options written, at value	$ (26,520)

STATEMENT OF OPERATIONS
Derivative	Location of Gain or (Loss) on Derivatives	Realized Gain (Loss) on Derivatives

Equity contracts	Net realized gain (loss) on options written	$ 145,547
Derivative	Location of Appreciation (Depreciation) on Derivatives	Unrealized Appreciation (Depreciation) on Derivatives

Equity contracts	Net change in unrealized appreciation (depreciation) on options written	$ 3,613

BLENDED ASSET EXTENDED SERIES
STATEMENT OF ASSETS AND LIABILITIES
Derivative	Liabilities Location

Equity contracts	Options written, at value	$ (64,104)

STATEMENT OF OPERATIONS
Derivative	Location of Gain or (Loss) on Derivatives	Realized Gain (Loss) on Derivatives

Equity contracts	Net realized gain (loss) on options written	$ 358,796
Derivative	Location of Appreciation (Depreciation) on Derivatives	Unrealized Appreciation (Depreciation) on Derivatives

Equity contracts	Net change in unrealized appreciation (depreciation) on options written	$ 8,856

The average month-end balances for the year ended October 31, 2019, the period in which such derivatives were outstanding, were as follows:

	BLENDED ASSET CONSERVATIVE SERIES	BLENDED ASSET MODERATE SERIES	BLENDED ASSET EXTENDED SERIES
Options:
Average number of option contracts written	44	84	202
Average notional value of option contracts written	$481,179	$880,635	$2,133,924

Asset-Backed Securities

Each Series may invest in asset-backed securities. Asset-backed securities are generally issued as pass-through certificates or as debt instruments. Asset-backed securities issued as pass-through certificates represent undivided fractional ownership interests in an underlying pool of assets. Asset-backed securities issued as debt instruments, which are also known as collateralized obligations, are typically issued as the debt of a special purpose entity organized solely for the purpose of owning such assets and issuing such debt. Asset-backed securities are often backed by a pool of assets representing the obligations of

87

Notes to Financial Statements (continued)

2.	Significant Accounting Policies (continued)

Asset-Backed Securities (continued)

a number of different parties. The yield characteristics of certain asset-backed securities may differ from traditional debt securities. One such major difference is that all or a principal part of the obligations may be prepaid at any time because the underlying assets (i.e. loans) may be prepaid at any time. As a result, a decrease in interest rates in the market may result in increases in the level of prepayments as borrowers, particularly mortgagors, refinance and repay their loans. An increased prepayment rate with respect to an asset-backed security will have the effect of shortening the maturity of the security. In addition, a Series may subsequently have to reinvest the proceeds at lower interest rates. If a Series has purchased such an asset-backed security at a premium, a faster than anticipated prepayment rate could result in a loss of principal to the extent of the premium paid.

Mortgage-Backed Securities

Each Series may invest in mortgage-backed securities (“MBS” or pass-through certificates) that represent an interest in a pool of specific underlying mortgage loans and entitle a Series to the periodic payments of principal and interest from those mortgages. MBS may be issued by government agencies or corporations, or private issuers. Most MBS issued by government agencies are guaranteed; however, the degree of protection differs based on the issuer. For MBS there are a number of important differences among the agencies and instrumentalities of the U.S. Government that issue mortgage-related securities and among the securities that they issue. For example, mortgage-related securities guaranteed by Ginnie Mae are guaranteed as to the timely payment of principal and interest by Ginnie Mae and such guarantee is backed by the full faith and credit of the United States. However, mortgage-related securities issued by Freddie Mac and Fannie Mae, including Freddie Mac and Fannie Mae guaranteed mortgage pass-through certificates, which are solely the obligations of Freddie Mac and Fannie Mae, are not backed by or entitled to the full faith and credit of the United States, but are supported by the right of the issuer to borrow from the U.S. Treasury. Non-agency mortgage-backed securities are securities issued by non-governmental issuers and have no direct or indirect government guarantees of payment and are subject to various risks. Non-agency mortgage loans are obligations of the borrowers thereunder only and are not typically insured or guaranteed by any other person or entity. The ability of a borrower to repay a loan is dependent upon the income or assets of the borrower. A number of factors, including a general economic downturn, acts of God, terrorism, social unrest and civil disturbances, may impair a borrower’s ability to repay its loans.

Inflation-Indexed Bonds

Each Series may invest in inflation-indexed bonds. Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted according to the rate of inflation. If the index measuring inflation rises or falls, the principal value of inflation-indexed bonds will be adjusted upward or downward, and consequently the interest payable on these securities (calculated with respect to a larger or smaller principal amount) will be increased or reduced, respectively. Any upward or downward adjustment in the principal amount of an inflation-indexed bond will be included as interest income in the Statements of Operations, even though investors do not receive their principal until maturity. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

Securities Purchased on a When-Issued Basis or Forward Commitment

Each Series may purchase securities on a when-issued basis or forward commitment. These transactions involve a commitment by the Series to purchase securities for a predetermined price with payment and delivery taking place beyond the customary settlement period. When such purchases are outstanding, the Series will designate liquid assets in an amount sufficient to meet the purchase price. When purchasing a security on a delayed delivery basis, the Fund assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining their net asset value. The Series may sell the when-issued securities before they are delivered, which may result in a capital gain or loss. No such investments were held by the Series on October 31, 2019.

In connection with their ability to purchase or sell securities on a forward commitment basis, the Series may enter into forward roll transactions principally using To Be Announced (TBA) securities. Forward roll transactions require the sale of securities for delivery in the current month, and a simultaneous agreement to repurchase substantially similar (same type, coupon and maturity) securities on a specified future date. Risks of entering into forward roll transactions include the potential inability of the

88

Notes to Financial Statements (continued)

2.	Significant Accounting Policies (continued)

Securities Purchased on a When-Issued Basis or Forward Commitment (continued)

counterparty to meet the terms of the agreement; the potential of the Series to receive inferior securities at redelivery as compared to the securities sold to the counterparty; counterparty credit risk; and the potential pay down speed variance between the mortgage-backed pools. During the roll period, the Series forgoes principal and interest paid on the securities. The Series accounts for such dollar rolls as purchases and sales. No such investments were held by the Series on October 31, 2019.

Interest Only Securities

The Series may invest in stripped mortgage-backed securities issued by the U.S. government, its agencies and instrumentalities. Stripped mortgage-backed securities are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. In certain cases, one class will receive all of the interest (the interest-only or “IO” class), while the other class will receive all of the principal (the principal-only or “PO” class). The yield to maturity on IOs is sensitive to the rate of principal repayments (including prepayments) on the related underlying mortgage assets, and principal payments may have a material effect on yield to maturity. If the underlying mortgage assets experience greater than anticipated prepayments of principal, a Series may not fully recoup its initial investment in IOs.

Restricted Securities

Restricted securities are purchased in private placement transactions, are not registered under the Securities Act of 1933, as amended, and may have contractual restrictions on resale. Information regarding restricted securities is included at the end of each applicable Series’ Investment Portfolio.

Illiquid Securities

A security may be considered illiquid if so deemed in good faith by the Advisor under procedures approved by and under the general supervision and responsibility of the Fund’s Board. Securities that are illiquid are marked with the applicable footnote at the end of each applicable Series’ Investment Portfolio. No such investments were held by the Series on October 31, 2019.

Federal Taxes

Each Series’ policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. The Series are not subject to federal income tax or excise tax to the extent that each Series distributes to shareholders each year its taxable income, including any net realized gains on investments, in accordance with requirements of the Internal Revenue Code. Accordingly, no provision for federal income tax or excise tax has been made in the financial statements.

Management evaluates its tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is required only when the position is “more likely than not” to be sustained assuming examination by taxing authorities. At October 31, 2019, the Series have recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken in future tax returns.

The Series file income tax returns in the U.S. federal jurisdiction, various states and foreign jurisdictions, as required. No income tax returns are currently under investigation. The statute of limitations on the Series’ tax returns remains open for the period ended October 31, 2017 and the years ended October 31, 2018 and October 31, 2019. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Foreign Taxes

Based on the Series’ understanding of the tax rules and rates related to income, gains and currency purchase/repatriation transactions for foreign jurisdictions in which they invest, the Series will provide for foreign taxes, and where appropriate, deferred foreign tax.

89

Notes to Financial Statements (continued)

2.	Significant Accounting Policies (continued)

Distributions of Income and Gains

Distributions to shareholders of net investment income are made semi-annually. Distributions of net realized gains are made annually. An additional distribution may be necessary to avoid taxation of a Series. Distributions are recorded on the ex-dividend date.

Indemnifications

The Fund’s organizational documents provide former and current directors and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Other

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

3.	Transactions with Affiliates

The Fund has an Investment Advisory Agreement (the “Agreement”) with the Advisor, for which each Series pays a fee, computed daily and payable monthly, at an annual rate of 0.40% for Blended Asset Conservative Term Series, 0.45% for Blended Asset Moderate Series, and 0.50% for Blended Asset Extended Series and Blended Asset Maximum Series, of the Series’ average daily net assets.

Under the Agreement, personnel of the Advisor provide the Series with advice and assistance in the choice of investments and the execution of securities transactions, and otherwise maintain the Series’ organization. The Advisor also provides the Fund with necessary office space and fund administration and support services. The salaries of all officers of the Fund (except a percentage of the Fund’s Chief Compliance Officer’s salary, which is paid by the Fund), and of all Directors who are “affiliated persons” of the Fund, or of the Advisor, and all personnel of the Fund, or of the Advisor, performing services relating to research, statistical and investment activities, are paid by the Advisor. Each “non-affiliated” Director receives an annual stipend, which is allocated among all the active series of the Fund. In addition, these Directors also receive a fee per Board meeting attended plus a fee for each committee meeting attended and are reimbursed for travel and other out-of-pocket expenses incurred by them in connection with attending such meetings. The Fund also has an Audit Committee Chair, Governance & Nominating Committee Chair and Lead Independent Director who each receive an additional annual stipend for these roles.

The Advisor has contractually agreed to waive its management fee and, if necessary, pay other operating expenses of the Series in order to maintain total direct annual fund operating expenses for the Series, at no more than the amounts presented in the following table, of average daily net assets each year.

SERIES/CLASS	EXPENSE LIMIT
Blended Asset Conservative Series	0.45%
Blended Asset Moderate Series	0.50%
Blended Asset Extended Series	0.55%
Blended Asset Maximum Series	0.55%

90

Notes to Financial Statements (continued)

3.	Transactions with Affiliates (continued)

For the year ended October 31, 2019, the Advisor waived the following amounts which are included as a reduction of expenses on the Statements of Operations:

SERIES/CLASS	WAIVER AMOUNT
Blended Asset Conservative Series Class R6	$162,123
Blended Asset Moderate Series Class R6	191,098
Blended Asset Extended Series Class R6	183,498
Blended Asset Maximum Series Class R6	155,715

Effective March 1, 2019, these contractual waivers are expected to continue indefinitely and may not be amended or terminated by the Advisor without the approval of the Series’ Board of Directors. The Advisor’s agreement to limit the Series’ operating expenses is limited to direct operating expenses and, therefore, does not apply to acquired fund fees and expenses, which are indirect expenses incurred by the Series through their investments in other investment companies. The Advisor may receive from a Series the difference between the Series’ total direct annual fund operating expenses and the Series’ contractual expense limit to recoup all or a portion of its prior fee waivers or expense reimbursements made during the rolling three-year period preceding the recoupment if at any point the total direct annual fund operating expenses are below the contractual expense limit (a) at the time of the fee waiver and/or expense reimbursement and (b) at the time of the recoupment. At October 31, 2019, the Advisor is eligible to recoup $112,080, $135,813, $129,515, and $108,804 from Blended Asset Conservative Series, Blended Asset Moderate Series, Blended Asset Extended Series and Blended Asset Maximum Series, respectively. For the year ended October 31, 2019, the Advisor did not recoup any expenses that have been previously waived or reimbursed.

Manning & Napier Investor Services, Inc., a registered broker-dealer affiliate of the Advisor, acts as distributor for the Fund’s shares. The services of Manning & Napier Investor Services, Inc. are provided at no additional cost to the Series.

Pursuant to a master services agreement dated March 1, 2017, the Fund pays the Advisor an annual fee related to fund accounting and administration of 0.0085% on the first $25 billion of average daily net assets (excluding Target Series and Income Series); 0.0075% on the next $15 billion of average daily net assets (excluding Target Series and Income Series); and 0.0065% of average daily net assets in excess of $40 billion (excluding Target Series and Income Series); plus a base fee of $30,400 per series. Additionally, certain transaction and out-of-pocket expenses, including charges for reporting relating to the Fund’s compliance program, are charged. The Advisor has agreements with BNY Mellon Investment Servicing (U.S.) Inc. (“BNY”) under which BNY serves as sub-accountant services agent.

4.	Purchases and Sales of Securities

For the year ended ended October 31, 2019, purchases and sales of securities, including paydowns and other than short-term securities, were as follows:

	PURCHASES		SALES
SERIES	OTHER	GOVERNMENT	OTHER	GOVERNMENT
	ISSUERS		ISSUERS
Blended Asset Conservative Series	$22,369,106	$51,908,128	$55,812,489	$72,000,028
Blended Asset Moderate Series	34,396,563	48,218,120	54,059,939	57,612,050
Blended Asset Extended Series	67,518,159	69,522,943	105,648,515	83,515,820
Blended Asset Maximum Series	67,015,413	36,880,922	91,906,243	35,762,728

91

Notes to Financial Statements (continued)

5.	Capital Stock Transactions

Transactions in Class R6 shares of each Series were:

BLENDED CONSERVATIVE SERIES CLASS R6:	FOR THE YEAR ENDED 10/31/19		FOR THE YEAR ENDED 10/31/18
	SHARES	AMOUNT	SHARES	AMOUNT
Sold	988,490	$10,772,756	3,757,705	$40,809,799
Repurchased	(5,987,749)	(63,006,339)	(1,142,825)	(12,463,628)

Total	(4,999,259)	$(52,233,583)	2,614,880	$28,346,171

BLENDED ASSET MODERATE SERIES CLASS R6:	FOR THE YEAR ENDED 10/31/19		FOR THE YEAR ENDED 10/31/18
	SHARES	AMOUNT	SHARES	AMOUNT
Sold	2,049,197	$21,783,539	4,058,746	$43,857,457
Repurchased	(4,805,589)	(49,928,608)	(3,865,514)	(42,051,831)

Total	(2,756,392)	$(28,145,069)	193,232	$1,805,626

BLENDED ASSET EXTENDED SERIES CLASS R6:	FOR THE YEAR ENDED 10/31/19		FOR THE YEAR ENDED 10/31/18
	SHARES	AMOUNT	SHARES	AMOUNT
Sold	3,645,933	$37,740,778	8,029,832	$83,952,516
Repurchased	(9,056,132)	(90,140,575)	(7,806,382)	(82,399,822)

Total	(5,410,199)	$(52,399,797)	223,450	$1,552,694

BLENDED ASSET MAXIMUM SERIES CLASS R6:	FOR THE YEAR ENDED 10/31/19		FOR THE YEAR ENDED 10/31/18
	SHARES	AMOUNT	SHARES	AMOUNT
Sold	3,226,874	$37,659,088	4,814,424	$58,687,962
Repurchased	(5,081,020)	(55,088,236)	(5,871,326)	(72,807,968)

Total	(1,854,146)	$(17,429,148)	(1,056,902)	$(14,120,006)

At October 31, 2019, the Target Income Series, another series of the Fund, owned 98.7% of Blended Asset Conservative Series. The Target 2020 Series and Target 2025 Series, other series of the Fund, owned 56.5%, and 43.3%, respectively, of Blended Asset Moderate Series. The Target 2025 Series, The Target 2030 Series, Target 2035 Series, and Target 2040 Series, other series of the Fund, owned 16.7%, 44.9%, 19.9% and 13.7%, respectively, of Blended Asset Extended Series. The Target 2035 Series, Target 2040 Series, Target 2045 Series, Target 2050 Series, and Target 2060 Series, other series of the Fund, owned 11.6%, 22.8%, 16.6%, 25.3%, and, 10.4%, respectively, of Blended Asset Maximum Series. Investment activities of these shareholders may have a material effect on the respective Series.

6.	Line of Credit

The Fund has entered into a 364-day, $25 million credit agreement (the “line of credit”) with Bank of New York Mellon. Each series of the Fund may borrow under the line of credit for temporary or emergency purposes, including funding shareholder redemptions and other short-term liquidity purposes. The Fund pays an annual fee on the unused commitment amount, payable quarterly, and is allocated among all the series of the Fund and included in miscellaneous expenses in the Statement of Operations for each series. The line of credit expires in August 2020 unless extended or renewed. During the year ended October 31, 2019, none of the Series borrowed under the line of credit.

92

Notes to Financial Statements (continued)

7.	Financial Instruments and Loan Assignments

The Series may trade in instruments including written and purchased options, forward foreign currency exchange contracts and futures contracts and other derivatives in the normal course of investing activities to assist in managing exposure to various market risks. The Series may be subject to various elements of risk which may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. These risks include: the risk that changes in the value of a derivative may not correlate perfectly with the underlying asset, rate or index; counterparty credit risk related to over the counter derivative counterparties’ failure to perform under contract terms; liquidity risk related to the lack of a liquid market for these contracts allowing the fund to close out its position(s); and documentation risk relating to disagreement over contract terms. At October 31, 2019, Blended Asset Conservative Series, Blended Asset Moderate Series and Blended Asset Extended Series invested in options contracts (equity risk).

The Series may invest in a loan assignment of all or a portion of the loans. A Series has direct rights against the borrower on a loan when it purchases an assignment; however, the Series’ rights may be more limited than the lender from which it acquired the assignment and the Series may be able to enforce its rights only through an administrative agent. Loan assignments are vulnerable to market conditions and may become illiquid due to economic conditions or other events may reduce the demand for loan assignments and certain loan assignments which were liquid when purchased may become illiquid. At October 31, 2019, none of the Series held any loan assignments.

8.	Foreign Securities

Investing in securities of foreign companies and foreign governments involves special risks and considerations not typically associated with investing in securities of domestic companies and the U.S. Government. These risks include revaluation of currencies and future adverse political and economic developments. Moreover, securities of foreign companies and foreign governments and their markets may be less liquid and their prices more volatile than those of comparable domestic companies and the U.S. Government.

9.	Federal Income Tax Information

The amount and characterization of certain income and capital gains to be distributed are determined in accordance with federal income tax regulations, which may differ from GAAP. These differences are primarily due to differing book and tax treatments in the timing of the recognition on net investment income or gains and losses, including foreign currency gains and losses, losses deferred due to wash sales, investments in passive foreign investment companies (PFICs) and real estate investment trusts. Each Series may periodically make reclassifications among its capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations, without impacting the Series’ net asset value. Any such reclassifications are not reflected in the financial highlights.

The tax character of distributions paid were as follows:

	BLENDED ASSET		BLENDED ASSET
	CONSERVATIVE SERIES		MODERATE SERIES
	FOR THE YEAR	FOR THE YEAR	FOR THE YEAR	FOR THE YEAR
	ENDED 10/31/19	ENDED 10/31/18	ENDED 10/31/19	ENDED 10/31/18
Ordinary income	$2,530,275	$1,240,645	$2,137,657	$1,043,313

	BLENDED ASSET		BLENDED ASSET
	EXTENDED SERIES		MAXIMUM SERIES
	FOR THE YEAR	FOR THE YEAR	FOR THE YEAR	FOR THE YEAR
	ENDED 10/31/19	ENDED 10/31/18	ENDED 10/31/19	ENDED 10/31/18
Ordinary income	$3,918,264	$1,607,139	$8,518,827	$854,993
Long-term capital gains	—	—	78,184	81

93

Notes to Financial Statements (continued)

9.	Federal Income Tax Information (continued)

At October 31, 2019, the tax basis of components of distributable earnings and the net unrealized appreciation based on the identified cost of investments for federal income tax purposes were as follows:

	BLENDED ASSET CONSERVATIVE SERIES	BLENDED ASSET MODERATE SERIES	BLENDED ASSET EXTENDED SERIES	BLENDED ASSET MAXIMUM SERIES
Cost for federal income tax purposes	$76,656,641	$89,765,958	$158,076,331	$117,142,414
Unrealized appreciation	4,076,032	7,153,720	14,533,534	14,712,361
Unrealized depreciation	(810,603)	(1,621,490)	(3,506,203)	(4,147,658)

Net unrealized appreciation	$3,265,429	$5,532,230	$11,027,331	$10,564,703

Undistributed ordinary income	$845,782	$840,535	$1,229,900	$552,920
Capital loss carryforwards	$(1,541,649)	$(887,050)	$(1,589,034)	$(2,525,463)

At October 31, 2019, Blended Asset Conservative Series, Blended Asset Moderate Series, Blended Asset Extended Series and Blended Asset Maximum Series had net short-term capital loss carryforwards of $806,654, $0, $7,906 and $1,656,726 and long-term capital loss carryforwards of $734,995, $887,050, $1,581,128 and $868,737, respectively, which may be carried forward indefinitely.

94

Report of Independent Registered Public Accounting Firm

To the Board of Directors of Manning & Napier Fund, Inc. and Shareholders of Blended Asset Conservative Series, Blended Asset Moderate Series, Blended Asset Extended Series and Blended Asset Maximum Series

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the investment portfolios, of Blended Asset Conservative Series, Blended Asset Moderate Series, Blended Asset Extended Series and Blended Asset Maximum Series (four of the series constituting Manning & Napier Fund, Inc., hereafter collectively referred to as the “Funds”) as of October 31, 2019, the related statements of operations for the year ended October 31, 2019, the statements of changes in net assets for each of the two years in the period ended October 31, 2019, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of October 31, 2019, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended October 31, 2019 and each of the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2019 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

New York, New York

December 16, 2019

We have served as the auditor of one or more investment companies in Manning & Napier Mutual Funds since 1992.

95

Supplemental Tax Information

(unaudited)

All reportings are based on financial information available as of the date of this annual report and, accordingly, are subject to change.

For federal income tax purposes, each of the Series reports for the current fiscal year the amount disclosed below or, if different, the maximum amount allowable under the tax law as qualified dividend income (“QDI”).

Series	QDI
Blended Asset Conservative Series	$535,880
Blended Asset Moderate Series	521,588
Blended Asset Extended Series	1,301,419
Blended Asset Maximum Series	2,295,938

For corporate shareholders, the percentage of investment income (dividend income plus short-term gain, if any) that qualifies for the dividends received deduction (DRD) for the current fiscal year is as follows:

Series	DRD%
Blended Asset Conservative Series	14.05%
Blended Asset Moderate Series	9.89%
Blended Asset Extended Series	13.18%
Blended Asset Maximum Series	12.05%

96

Directors’ and Officers’ Information

(unaudited)

The Statement of Additional Information provides additional information about the Fund’s directors and officers and can be obtained without charge by calling 1-800-466-3863, at www.manning-napier.com, or on the EDGAR Database on the SEC Internet web site (http://www.sec.gov). The following chart shows certain information about the Fund’s directors and officers, including their principal occupations during the last five years. Unless specific dates are provided, the individuals have held the listed positions for longer than five years.

Interested Director and Officer

Name:	Paul Battaglia*
Address:	290 Woodcliff Drive Fairport, NY 14450
Age:	41
Current Position(s) Held with Fund:	Principal Executive Officer, President, Chairman & Director
Term of Office & Length of Time Served:	Indefinite – Chairman and Director since November 2018[1]
Principal Occupation(s) During Past 5 Years:	Chief Financial Officer (2018 – Present); Vice President of Finance (2016 – 2018); Director of Finance (2011 – 2016); Financial Analyst/Internal Auditor (2004-2006) – Manning & Napier Advisors, LLC and affiliates Holds one or more of the following titles for various affiliates: Chief Financial Officer
Number of Portfolios Overseen within Fund Complex:	32
Other Directorships Held Outside Fund Complex During Past 5 Years:	N/A

Independent Directors

Name:	Stephen B. Ashley
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	79
Current Position(s) Held with Fund:	Director, Audit Committee Member, Governance & Nominating Committee Member
Term of Office & Length of Time Served:	Indefinite – Since 1996
Principal Occupation(s) During Past 5 Years:	Chairman, Director & Chief Executive Officer (1997 to present) - The Ashley Group (property management and investment). Director (1995-2008) and Chairman (non-executive) (2004-2008) - Fannie Mae (mortgage)
Number of Portfolios Overseen within Fund Complex:	32
Other Directorships Held Outside Fund Complex During	Fannie Mae (1995-2008)
Past 5 Years:	The Ashley Group (1995-2008)
Genesee Corporation (1987-2007)

Name:	Paul A. Brooke
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	73
Current Position(s) Held with Fund:	Lead Independent Director, Audit Committee Member, Governance & Nominating Committee Chairman
Term of Office & Length of Time Served:	Indefinite – Director, Audit Committee Member, Governance & Nominating Committee Member since 2007; Governance & Nominating Committee Chairman since 2016; Lead Independent Director since 2017
Principal Occupation(s) During Past 5 Years:	Chairman & CEO (2005-2009) - Ithaka Acquisition Corporation (investments); Chairman (2007-2009) - Alsius Corporation (investments); Managing Member (1991-present) - PMSV Holdings LLC (investments); Managing Member (2010-2016) - Venbio (investments).
Number of Portfolios Overseen within Fund Complex:	32
Other Directorships Held Outside Fund Complex During Past 5 Years:

Incyte Corp. (biotech)(2000-present); ViroPharma, Inc. (speciality pharmaceuticals)(2000-2014); HLTH (WebMD)(information)(2000-2010); Cheyne Capital International (investment)(2000-2017); GMP Companies (investment)(2000-2011); Cytos Biotechnology Ltd. (biotechnology)(2012-2014); Cerus (biomedical)(2016-present); PureEarth(non-profit)(2012-present); Caelum BioSciences (biomedical)(2018-present)

97

Directors’ and Officers’ Information

(unaudited)

Independent Directors (continued)

Name:	Peter L. Faber
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	81
Current Position(s) Held with Fund:	Director, Governance & Nominating Committee Member
Term of Office & Length of Time Served:	Indefinite – Since 1987
Principal Occupation(s) During Past 5 Years:	Senior Counsel (2006-2012), Partner (1995-2006 & 2013-present) - McDermott, Will & Emery LLP (law firm)
Number of Portfolios Overseen within Fund Complex:	32
Other Directorships Held Outside Fund Complex During Past 5 Years:

Boston Early Music Festival (non-profit)(2007-present); Amherst Early Music, Inc. (non-profit)(2009-present); Gotham Early Music Scene, Inc. (non-profit)(2009-present); Partnership for New York City, Inc. (non-profit)(1989-2010); New York Collegium (non-profit)(2004-2011); S’Cool Sounds, Inc. (non-profit)(2017-present)

Name:	Harris H. Rusitzky
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	84
Current Position(s) Held with Fund:	Director, Audit Committee Member, Governance & Nominating Committee Member
Term of Office & Length of Time Served:	Indefinite – Since 1985
Principal Occupation(s) During Past 5 Years:	President (1994- present) - The Greening Group (business consultants); Partner (2006-present) - The Restaurant Group (restaurants)
Number of Portfolios Overseen within Fund Complex:	32
Other Directorships Held Outside Fund Complex During	Rochester Institute of Technology (university)(1972-present); Culinary
Past 5 Years:	Institute of America (non-profit college)(1985-present); George Eastman
House (museum)(1988-present); National Restaurant Association (restaurant trade organization)(1978-present)

Name:	Chester N. Watson
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	69
Current Position(s) Held with Fund:	Director, Audit Committee Chairman, Governance & Nominating Committee Member
Term of Office & Length of Time Served:	Indefinite – Director, Audit Committee Member, Governance & Nominating Committee Member Since 2012; Audit Committee Chairman since 2013
Principal Occupation(s) During Past 5 Years:	General Auditor (2003-2011) - General Motors Company (auto manufacturer)
Number of Portfolios Overseen within Fund Complex:	32
Other Directorships Held Outside Fund Complex During Past 5 Years:	Rochester Institute of Technology (university)(2005-present); Town of Greenburgh, NY Planning Board (municipal government) (2015-2018)

Officers:

Name:	Elizabeth Craig
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	32
Current Position(s) Held with Fund:	Corporate Secretary
Term of Office[1] & Length of Time Served:	Since 2016
Principal Occupation(s) During Past 5 Years:

Fund Regulatory Administration Manager since 2018; Fund Administration Manager (2015-2018); Mutual Fund Compliance Specialist (2009-2015) - Manning & Napier Advisors, LLC; Assistant Corporate Secretary (2011-2016) - Manning & Napier Fund, Inc.

98

Directors’ and Officers’ Information

(unaudited)

Officers: (continued)

Name:	Christine Glavin
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	53
Current Position(s) Held with Fund:	Principal Financial Officer, Chief Financial Officer
Term of Office[1] & Length of Time Served:	Principal Financial Officer since 2002; Chief Financial Officer since 2001
Principal Occupation(s) During Past 5 Years:

Director of Fund Reporting since 2011; Fund Reporting Manager (1997-2011) - Manning & Napier Advisors, LLC; Assistant Treasurer since 2008 - Exeter Trust Company; Chief Financial Officer (2017-2018) - Rainier Investment Management Mutual Funds, Inc.

Name:	Samantha Larew
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	39
Current Position(s) Held with Fund:	Chief Compliance Officer and Anti-Money Laundering Compliance Officer
Term of Office[1] & Length of Time Served:	Chief Compliance Officer since 2019; Anti-Money Laundering Compliance
Officer since 2018
Principal Occupation(s) During Past 5 Years:

Co-Director of Compliance (since 2018); Compliance Communications Supervisor (2014-2018); Compliance Supervisor (2011-2014); Broker-Dealer Compliance Analyst (2010-2014) - Manning & Napier Advisors, LLC and affiliates; Broker-Dealer Chief Compliance Officer (since 2013) – Manning & Napier Investor Services, Inc.; Compliance Analyst (2007-2009) – Wall Street Financial Group; Compliance Specialist (2003-2007) – Manning & Napier Advisors, LLC and affiliates Holds one or more of the following titles for various affiliates: Assistant Corporate Secretary, Chief Compliance Officer

Name:	Scott Morabito
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	31
Current Position(s) Held with Fund:	Vice President
Term of Office[1] & Length of Time Served:	Vice President since 2019; Assistant Vice President (2017-2019)
Principal Occupation(s) During Past 5 Years:

Managing Director of Operations since 2019 and Director of Funds Group from 2017 - 2019; Fund Product and Strategy Manager (2014-2017); Senior Product and Strategy Analyst (2013-2014); Product and Strategy Analyst (2011-2013) - Manning & Napier Advisors, LLC; President, Director – Manning & Napier Investor Services, Inc. since 2018

Name:	Sarah Turner
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	37
Current Position(s) Held with Fund:	Chief Legal Officer; Assistant Corporate Secretary
Term of Office[1] & Length of Time Served:	Since 2018
Principal Occupation(s) During Past 5 Years:

General Counsel since 2018 - Manning & Napier Advisors, LLC and affiliates; Counsel (2017-2018) – Harter Secrest and Emery LLP; Legal Counsel (2010-2017) – Manning & Napier Advisors, LLC and affiliates Holds one or more of the following titles for various affiliates: Corporate Secretary, General Counsel

*Interested Director, within the meaning of the 1940 Act by reason of his positions with the Fund’s Advisor, Manning & Napier Advisors, LLC, and Distributor, Manning & Napier Investor Services, Inc.

1The term of office of all officers shall be one year and until their respective successors are chosen and qualified, or his or her earlier resignation or removal as provided in the Fund’s By-Laws.

99

{This page intentionally left blank}

100

{This page intentionally left blank}

101

Literature Requests

(unaudited)

Proxy Voting Policies and Procedures

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, without charge, upon request:

By phone	1-800-466-3863
On the Securities and Exchange
Commission’s (SEC) web site	http://www.sec.gov

Proxy Voting Record

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30th is available, without charge, upon request:

By phone	1-800-466-3863
On the SEC’s web site	http://www.sec.gov

Quarterly Portfolio Holdings

The Series’ complete schedule of portfolio holdings for the 1st and 3rd quarters of each fiscal year are provided on Form N-PORT, and are available, without charge, upon request:

By phone	1-800-466-3863
On the SEC’s web site	http://www.sec.gov

Prospectus and Statement of Additional Information (SAI)

For more information about any of the Manning & Napier Fund, Inc. Series, you may obtain a prospectus and SAI at www.manning-napier.com or by calling (800) 466-3863. Before investing, carefully consider the objectives, risks, charges and expenses of the investment and read the prospectus carefully as it contains this and other information about the investment company. In addition, this information can be found on the SEC’s web site, http://www.sec.gov.

Additional information available at www.manning-napier.com

1. Fund Holdings - Month-End

2. Fund Holdings - Quarter-End

3. Shareholder Report - Annual

4. Shareholder Report - Semi-Annual

The Fund also offers electronic notification or “e-delivery” when certain documents are available on-line to be downloaded or reviewed. Direct shareholders can elect to receive electronic notification when shareholder reports, prospectus updates, and/or quarterly statements are available. If you do not currently have on-line access to your account, you can establish access by going to www.manning-napier.com, click on “Login” in the top corner of the page, and follow the prompts to self-enroll. Once enrolled, you can set your electronic notification preferences by clicking on the Account Options tab located within the green toolbar and then select E-Delivery Option. Should you have any questions on either how to establish on-line access or how to update your account settings, please contact Investor Services at 1-800-466-3863.

The Manning & Napier Fund, Inc. is managed by Manning & Napier Advisors, LLC. Manning & Napier Investor Services, Inc., an affiliate of Manning & Napier Advisors, LLC, is the distributor of the Fund shares.

MNBLA-10/19-AR

Manning & Napier Fund, Inc.

Target Income Series

Target 2015 Series

Target 2020 Series

Target 2025 Series

Target 2030 Series

Target 2035 Series

Target 2040 Series

Target 2045 Series

Target 2050 Series

Target 2055 Series

Target 2060 Series

Beginning on June 25, 2021, as permitted by Securities and Exchange Commission regulations, paper copies of the Series’ annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically by contacting your financial intermediary or, if you are a direct investor, by visiting www.manning-napier.com or calling 1-800-466-3863.

You may elect to receive all future annual and semi-annual reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with the Fund, you can inform the Fund that you wish to continue receiving paper copies of your shareholder reports by visiting www.manning-napier.com or calling 1-800-466-3863. Your election to receive reports in paper will apply to all funds held with your financial intermediary if you invest through a financial intermediary or all series of the Fund if you invest directly with the Fund.

Independent Perspective | Real-World Solutions

A Note from Our CEO

Dear Shareholder,

The investing world is constantly changing, yet investors’ needs and objectives remain substantially the same.

Whether you are an individual saver looking to ensure security in retirement, or an institutional investor with a fiduciary obligation to others, at the end of the day you look for a trusted partner to help you build, grow, and preserve wealth.

In order to do so successfully we recognize that, in the short-term, the world’s capital markets can be capricious and hard to predict.

Bubbles form, rise, and then pop. The hot stocks of today often become passing fads of tomorrow. Investor sentiment can swing wildly, whipsawing between exuberance one day and despondence the next.

As successful long-term investors, we are defined both by what we do as well as what we don’t do.

We don’t attempt to perfectly time every recession. We don’t jump on the latest trend. We don’t worry about capturing every market peak all across the globe.

On the other hand, we do maintain the rigorous disciplines we have developed over close to half a century. We are highly attentive to managing risk and protecting investors in down markets while participating fully in the opportunities our Research uncovers.

Our focus is on you, the shareholder, and helping you achieve your goals.

In the face of an uncertain world, we believe our investment philosophies, processes, and experience have stood the test of time and will do so in the future.

We appreciate your continued confidence in our approach.

Sincerely,

Marc Mayer
Chief Executive Officer

Corporate Headquarters | 290 Woodcliff Drive | Fairport, NY 14450 | (585) 325-6880 phone | (800) 551-0224 toll free | www.manning-napier.com

1

Fund Commentary

(unaudited)

Investment Objective

To provide capital growth and manage risk for investors planning to retire (or meet another investment goal) in or around the year indicated in the fund’s name.

The Target Series include eleven distinct mutual funds, each of which is managed to a designated target date. The portfolios of each Series are strategically allocated to become increasingly conservative as the specified target date approaches.

Performance Commentary

Global equity and fixed income markets posted strong positive returns for the twelve-month period ending October 31, 2019. Over the one year period, equities outperformed fixed income markets, and within stocks, US equities outperformed international markets. With respect to equities, large-cap stocks outperformed small- and mid-cap stocks, while growth stocks outperformed their value counterparts. On the fixed income side, corporate bonds experienced the highest returns from a sector perspective, while longer dated bonds were the highest returning segment of the market from a maturity perspective as a result of falling interest rates.

Each of the Target Date Series Class K shares delivered positive returns over the period, and, with the exception of the Income through 2025 vintages, outperformed their respective blended benchmarks.

Among the largest contributors to relative returns (i.e., returns compared to the benchmark) was stock selection in Materials, Health Care, Consumer Staples, Information Technology, and Real Estate, as well as from an overweight to Real Estate and underweight to Energy. Additionally, selection within Consumer Discretionary was a large contributor to outperformance for the more equity-oriented vintages. Underperformance for the more fixed-income oriented vintages was largely attributable to positioning within the fixed income portion of the portfolio when compared to the benchmark. Specifically, a shorter duration in a period where interest rates generally fell.

We believe the global economy is showing signs of moving into the later stages of the economic cycle. When this occurs, it is common to see strong stock market gains. While these rallies may give investors the feeling of missing out, it is exactly in these moments that risk management can be most valuable.

Given our outlook, the portfolios are focused on higher quality businesses and reasonably priced growth companies. We prefer businesses with strong management and solid balance sheets who have historically provided some degree of downside protection in adverse markets.

This view has led to meaningful positions in areas such as Consumer Staples and Health Care. In contrast, the portfolios are less exposed to sectors that are highly dependent on strong and above average economic growth such as Industrials and Energy. On the fixed income side, we are seeing opportunities in select corporate bonds and shorter duration, higher-quality securitized credit.

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than that quoted; investors can obtain the most recent month-end performance at www.manning-napier.com or by calling (800) 466-3863.

Commentary prepared using data provided by FactSet. Analysis Manning & Napier. Commentary presented is relative to each Series’ respective blended benchmark. Additional information and associated disclosures can be found on the Performance Update pages contained in this report.

Each Manning & Napier Fund, Inc. Target Series is invested in one or two of four proprietary risk-based funds based on the Target Series becoming increasingly conservative over time. Because the underlying funds invest in both stocks and bonds, the value of your investment will fluctuate in response to stock market movements and changes in interest rates. Investing in target date funds will also involve a number of other risks, including issuer-specific risk, foreign investment risk, and small-cap/mid-cap risk, as the underlying investments change over time. Investments in options and futures, like all derivatives, can be highly volatile and involve risks in addition to the risks of the underlying instrument on which the derivative is based, such as counterparty, correlation and liquidity risk. Also, the use of leverage increases exposure to the market and may magnify potential losses. Principal value is not guaranteed at any time, including at the target date (the approximate year when an investor plans to stop contributions and start periodic withdrawals).

2

Performance Update as of October 31, 2019 - Target Income Series

(unaudited)

	AVERAGE ANNUAL TOTAL RETURNS
	AS OF OCTOBER 31, 2019

	ONE	FIVE	TEN
	YEAR[1]	YEAR	YEAR
Target Income Series - Class K2	10.25%	3.43%	5.10%
Target Income Series - Class R2	9.99%	3.17%	4.83%
Target Income Series - Class I2	10.47%	3.68%	5.35%
Standard & Poor’s (S&P) Target Date Retirement Income Index[3]	9.90%	4.33%	5.57%
Income Composite Benchmark[4]	10.38%	4.57%	5.58%

The following graph compares the value of a $10,000 investment in the Target Income Series - Class K for the ten years ended October 31, 2019 to the S&P Target Date Retirement Income Index and the Income Composite Benchmark.

1The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

2The Series’ performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. The Series’ performance is historical and may not be indicative of future results. The performance returns shown are inclusive of the net expense ratio of the Series. For the year ended October 31, 2019, this net expense ratio was 0.45% for Class K, 0.70% for Class R and 0.20% for Class I. The gross expense ratio, which does not account for any voluntary or contractual waivers currently in effect, was 0.57% for Class K, 0.79% for Class R and 0.44% for Class I for the year ended October 31, 2019.

3The S&P Target Date Index Series is a series of unmanaged indices that reflect the market consensus for asset allocations for different target date horizons. Asset class weights are established annually and rebalanced monthly. Prior to 02/26/2010, the indices were rebalanced annually. Index returns assume daily reinvestment of dividends. Beginning 06/ 01/2017, the asset class exposure for each index is represented by indices and returns do not reflect any fees or expenses. Prior to 06/01/2017, the asset class exposure for each index is represented by exchange traded funds (ETFs) and returns are net of ETF expenses. Index returns provided by Bloomberg. S&P Dow Jones Indices LLC, a subsidiary of the McGraw Hill Financial, Inc., is the publisher of various index based data products and services and has licensed certain of its products and services for use by Manning & Napier. All such content Copyright © 2017 by S&P Dow Jones Indices LLC and/or its affiliates. All rights reserved. Neither S&P Dow Jones Indices LLC, Dow Jones Trademark Holdings LLC, their affiliates nor their third party licensors make any representation or warranty, express or implied, as to the ability of any index to accurately represent the asset class or market sector that it purports to represent and none of these parties shall have any liability for any errors, omissions, or interruptions of any index or the data included therein.

4The Target Composite Benchmark represents the performance of the target date fund’s asset classes according to their respective weightings, as adjusted over time to reflect the target date fund’s increasingly conservative asset allocations. The following indices are used to calculate the Target Composite Benchmarks: Russell 3000® Index (Russell 3000), MSCI ACWI ex USA Index (ACWIxUS), and Bloomberg Barclays U.S. Aggregate Bond Index (BAB) and/or Bloomberg Barclays U.S. Intermediate Aggregate Bond Index (BIAB). Russell 3000 is an unmanaged index that consists of 3,000 of the largest U.S. companies based on total market capitalization. Index returns are based on a market capitalization-weighted average of relative price changes of the component stocks plus dividends whose reinvestments are compounded daily. Index returns provided by Bloomberg. ACWIxUS

3

Performance Update as of October 31, 2019 - Target Income Series

(unaudited)

is designed to measure large and mid-cap representation across 22 of 23 Developed Markets countries (excluding the U.S.) and 26 Emerging Markets countries. The Index is denominated in U.S. dollars. The Index returns are net of withholding taxes. They assume daily reinvestment of net dividends thus accounting for any applicable dividend taxation. Index returns provided by Bloomberg. BAB and BIAB are both unmanaged, market value-weighted indices of U.S. domestic investment-grade debt issues, including government, corporate, asset-backed and mortgage-backed securities. BAB includes maturities of one year or more; BIAB includes maturities of greater than one year but less than ten years. BAB and BIAB returns provided by Interactive Data. Indices returns do not reflect any fees or expenses. Returns provided are calculated monthly using a blended allocation. Because the target date fund’s asset allocation will vary over time, the composition of the target date portfolio may not match the composition of the comparative Target Composite Benchmark. Mid-month performance is not available for the Composite Benchmark. Performance shown is from the first of the month following the corresponding Fund’s inception date.

4

Performance Update as of October 31, 2019 - Target 2015 Series

(unaudited)

	AVERAGE ANNUAL TOTAL RETURNS AS OF OCTOBER 31, 2019
	ONE YEAR[1]	FIVE YEAR	SINCE INCEPTION[2]

Target 2015 Series - Class K3	10.45%	3.37%	5.62%

Target 2015 Series - Class R3	10.31%	3.13%	5.42%

Target 2015 Series - Class I3	10.68%	3.63%	5.90%

S&P Target Date 2015 Index[4]	10.28%	5.22%	6.95%

2015 Composite Benchmark[5]	10.74%	5.07%	6.27%

The following graph compares the value of a $10,000 investment in the Target 2015 Series - Class K from its inception2 (6/25/12) to present (10/31/19) to the S&P Target Date 2015 Index and the 2015 Composite Benchmark.

1The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

2Performance numbers for the Series and the S&P Target Date Index are calculated from June 25, 2012, the Series’ inception date. Performance numbers for the Target Composite Benchmark are calculated from June 30, 2012.

3The Series’ performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. The Series’ performance is historical and may not be indicative of future results. The performance returns shown are inclusive of the net expense ratio of the Series. For the year ended October 31, 2019, this net expense ratio was 0.45% for Class K, 0.70% for Class R and 0.20% for Class I. The gross expense ratio, which does not account for any voluntary or contractual waivers currently in effect, was 11.05% for Class K, 11.32% for Class R and 10.82% for Class I for the year ended October 31, 2019.

4The S&P Target Date Index Series is a series of unmanaged indices that reflect the market consensus for asset allocations for different target date horizons. Asset class weights are established annually and rebalanced monthly. Prior to 02/26/2010, the indices were rebalanced annually. Index returns assume daily reinvestment of dividends. Beginning 06/01/2017, the asset class exposure for each index is represented by indices and returns do not reflect any fees or expenses. Prior to 06/01/2017, the asset class exposure for each index is represented by exchange traded funds (ETFs) and returns are net of ETF expenses. Index returns provided by Bloomberg. S&P Dow Jones Indices LLC, a subsidiary of the McGraw Hill Financial, Inc., is the publisher of various index based data products and services and has licensed certain of its products and services for use by Manning & Napier. All such content Copyright © 2017 by S&P Dow Jones Indices LLC and/or its affiliates. All rights reserved. Neither S&P Dow Jones Indices LLC, Dow Jones Trademark Holdings LLC, their affiliates nor their third party licensors make any representation or warranty, express or implied, as to the ability of any index to accurately represent the asset class or market sector that it purports to represent and none of these parties shall have any liability for any errors, omissions, or interruptions of any index or the data included therein.

5The Target Composite Benchmark represents the performance of the target date fund’s asset classes according to their respective weightings, as adjusted over time to reflect the target date fund’s increasingly conservative asset allocations. The following indices are used to calculate the Target Composite Benchmarks: Russell 3000® Index (Russell 3000),

5

Performance Update as of October 31, 2019 - Target 2015 Series

(unaudited)

MSCI ACWI ex USA Index (ACWIxUS), and Bloomberg Barclays U.S. Aggregate Bond Index (BAB) and/or Bloomberg Barclays U.S. Intermediate Aggregate Bond Index (BIAB). Russell 3000 is an unmanaged index that consists of 3,000 of the largest U.S. companies based on total market capitalization. Index returns are based on a market capitalization-weighted average of relative price changes of the component stocks plus dividends whose reinvestments are compounded daily. Index returns provided by Bloomberg. ACWIxUS is designed to measure large and mid-cap representation across 22 of 23 Developed Markets countries (excluding the U.S.) and 26 Emerging Markets countries. The Index is denominated in U.S. dollars. The Index returns are net of withholding taxes. They assume daily reinvestment of net dividends thus accounting for any applicable dividend taxation. Index returns provided by Bloomberg. BAB and BIAB are both unmanaged, market value-weighted indices of U.S. domestic investment-grade debt issues, including government, corporate, asset-backed and mortgage-backed securities. BAB includes maturities of one year or more; BIAB includes maturities of greater than one year but less than ten years. BAB and BIAB returns provided by Interactive Data. Indices returns do not reflect any fees or expenses. Returns provided are calculated monthly using a blended allocation. Because the target date fund’s asset allocation will vary over time, the composition of the target date portfolio may not match the composition of the comparative Target Composite Benchmark. Mid-month performance is not available for the Composite Benchmark. Performance shown is from the first of the month following the corresponding Fund’s inception date.

6

Performance Update as of October 31, 2019 - Target 2020 Series

(unaudited)

	AVERAGE ANNUAL TOTAL RETURNS AS OF OCTOBER 31, 2019
	ONE YEAR[1]	FIVE YEAR	TEN YEAR

Target 2020 Series - Class K2	11.93%	3.84%	6.60%

Target 2020 Series - Class R2	11.59%	3.59%	6.33%

Target 2020 Series - Class I2	12.29%	4.10%	6.87%

S&P Target Date 2020 Index[3]	10.57%	5.64%	7.82%

2020 Composite Benchmark[4]	12.46%	5.74%	7.48%

The following graph compares the value of a $10,000 investment in the Target 2020 Series - Class K for the ten years ended October 31, 2019 to the S&P Target Date 2020 Index and the 2020 Composite Benchmark.

1The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

2The Series’ performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. The Series’ performance is historical and may not be indicative of future results. The performance returns shown are inclusive of the net expense ratio of the Series. For the year ended October 31, 2019, this net expense ratio was 0.45% for Class K, 0.70% for Class R and 0.20% for Class I. The gross expense ratio, which does not account for any voluntary or contractual waivers currently in effect, was 0.67% for Class K, 0.87% for Class R and 0.52% for Class I for the year ended October 31, 2019.

3The S&P Target Date Index Series is a series of unmanaged indices that reflect the market consensus for asset allocations for different target date horizons. Asset class weights are established annually and rebalanced monthly. Prior to 02/26/2010, the indices were rebalanced annually. Index returns assume daily reinvestment of dividends. Beginning 06/01/2017, the asset class exposure for each index is represented by indices and returns do not reflect any fees or expenses. Prior to 06/01/2017, the asset class exposure for each index is represented by exchange traded funds (ETFs) and returns are net of ETF expenses. Index returns provided by Bloomberg. S&P Dow Jones Indices LLC, a subsidiary of the McGraw Hill Financial, Inc., is the publisher of various index based data products and services and has licensed certain of its products and services for use by Manning & Napier. All such content Copyright © 2017 by S&P Dow Jones Indices LLC and/or its affiliates. All rights reserved. Neither S&P Dow Jones Indices LLC, Dow Jones Trademark Holdings LLC, their affiliates nor their third party licensors make any representation or warranty, express or implied, as to the ability of any index to accurately represent the asset class or market sector that it purports to represent and none of these parties shall have any liability for any errors, omissions, or interruptions of any index or the data included therein.

4The Target Composite Benchmark represents the performance of the target date fund’s asset classes according to their respective weightings, as adjusted over time to reflect the target date fund’s increasingly conservative asset allocations. The following indices are used to calculate the Target Composite Benchmarks: Russell 3000® Index (Russell 3000), MSCI ACWI ex USA Index (ACWIxUS), and Bloomberg Barclays U.S. Aggregate Bond Index (BAB) and/or Bloomberg Barclays U.S. Intermediate Aggregate Bond Index (BIAB). Russell 3000 is an unmanaged index that consists of 3,000 of the largest U.S. companies based on total market capitalization. Index returns are based on a market capitalization-weighted average of relative price changes of the component stocks plus dividends whose reinvestments are compounded daily. Index returns provided by Bloomberg. ACWIxUS

7

Performance Update as of October 31, 2019 - Target 2020 Series

(unaudited)

is designed to measure large and mid-cap representation across 22 of 23 Developed Markets countries (excluding the U.S.) and 26 Emerging Markets countries. The Index is denominated in U.S. dollars. The Index returns are net of withholding taxes. They assume daily reinvestment of net dividends thus accounting for any applicable dividend taxation. Index returns provided by Bloomberg. BAB and BIAB are both unmanaged, market value-weighted indices of U.S. domestic investment-grade debt issues, including government, corporate, asset-backed and mortgage-backed securities. BAB includes maturities of one year or more; BIAB includes maturities of greater than one year but less than ten years. BAB and BIAB returns provided by Interactive Data. Indices returns do not reflect any fees or expenses. Returns provided are calculated monthly using a blended allocation. Because the target date fund’s asset allocation will vary over time, the composition of the target date portfolio may not match the composition of the comparative Target Composite Benchmark. Mid-month performance is not available for the Composite Benchmark. Performance shown is from the first of the month following the corresponding Fund’s inception date.

8

Performance Update as of October 31, 2019 - Target 2025 Series

(unaudited)

	AVERAGE ANNUAL TOTAL RETURNS AS OF OCTOBER 31, 2019
	ONE YEAR[1]	FIVE YEAR	SINCE INCEPTION[2]
Target 2025 Series - Class K3	12.26%	4.12%	7.25%

Target 2025 Series - Class R3	11.99%	3.88%	7.04%

Target 2025 Series - Class I3	12.59%	4.39%	7.47%

S&P Target Date 2025 Index[4]	10.95%	6.08%	8.48%

2025 Composite Benchmark[5]	12.49%	6.01%	7.54%

The following graph compares the value of a $10,000 investment in the Target 2025 Series - Class K from its inception2 (6/25/12) to present (10/31/19) to the 2025 Composite Benchmark, and S&P Target Date 2025 Index.

1The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

2Performance numbers for the Series and the S&P Target Date Index are calculated from June 25, 2012, the Series’ inception date. Performance numbers for the Target Composite Benchmark are calculated from June 30, 2012.

3The Series’ performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. The Series’ performance is historical and may not be indicative of future results. The performance returns shown are inclusive of the net expense ratio of the Series. For the year ended October 31, 2019, this net expense ratio was 0.45% for Class K, 0.70% for Class R and 0.20% for Class I. The gross expense ratio, which does not account for any voluntary or contractual waivers currently in effect, was 0.66% for Class K, 0.90% for Class R and 0.54% for Class I for the year ended October 31, 2019.

4The S&P Target Date Index Series is a series of unmanaged indices that reflect the market consensus for asset allocations for different target date horizons. Asset class weights are established annually and rebalanced monthly. Prior to 02/26/2010, the indices were rebalanced annually. Index returns assume daily reinvestment of dividends. Beginning 06/ 01/2017, the asset class exposure for each index is represented by indices and returns do not reflect any fees or expenses. Prior to 06/01/2017, the asset class exposure for each index is represented by exchange traded funds (ETFs) and returns are net of ETF expenses. Index returns provided by Bloomberg. S&P Dow Jones Indices LLC, a subsidiary of the McGraw Hill Financial, Inc., is the publisher of various index based data products and services and has licensed certain of its products and services for use by Manning & Napier. All such content Copyright © 2017 by S&P Dow Jones Indices LLC and/or its affiliates. All rights reserved. Neither S&P Dow Jones Indices LLC, Dow Jones Trademark Holdings LLC, their affiliates nor their third party licensors make any representation or warranty, express or implied, as to the ability of any index to accurately represent the asset class or market sector that it purports to represent and none of these parties shall have any liability for any errors, omissions, or interruptions of any index or the data included therein.

5The Target Composite Benchmark represents the performance of the target date fund’s asset classes according to their respective weightings, as adjusted over time to reflect the target date fund’s increasingly conservative asset allocations. The following indices are used to calculate the Target Composite Benchmarks: Russell 3000® Index (Russell 3000),

9

Performance Update as of October 31, 2019 - Target 2025 Series

(unaudited)

MSCI ACWI ex USA Index (ACWIxUS), and Bloomberg Barclays U.S. Aggregate Bond Index (BAB) and/or Bloomberg Barclays U.S. Intermediate Aggregate Bond Index (BIAB). Russell 3000 is an unmanaged index that consists of 3,000 of the largest U.S. companies based on total market capitalization. Index returns are based on a market capitalization-weighted average of relative price changes of the component stocks plus dividends whose reinvestments are compounded daily. Index returns provided by Bloomberg. ACWIxUS is designed to measure large and mid-cap representation across 22 of 23 Developed Markets countries (excluding the U.S.) and 26 Emerging Markets countries. The Index is denominated in U.S. dollars. The Index returns are net of withholding taxes. They assume daily reinvestment of net dividends thus accounting for any applicable dividend taxation. Index returns provided by Bloomberg. BAB and BIAB are both unmanaged, market value-weighted indices of U.S. domestic investment-grade debt issues, including government, corporate, asset-backed and mortgage-backed securities. BAB includes maturities of one year or more; BIAB includes maturities of greater than one year but less than ten years. BAB and BIAB returns provided by Interactive Data. Indices returns do not reflect any fees or expenses. Returns provided are calculated monthly using a blended allocation. Because the target date fund’s asset allocation will vary over time, the composition of the target date portfolio may not match the composition of the comparative Target Composite Benchmark. Mid-month performance is not available for the Composite Benchmark. Performance shown is from the first of the month following the corresponding Fund’s inception date.

10

Performance Update as of October 31, 2019 - Target 2030 Series

(unaudited)

	AVERAGE ANNUAL TOTAL RETURNS AS OF OCTOBER 31, 2019
	ONE YEAR[1]	FIVE YEAR	TEN YEAR

Target 2030 Series - Class K2	12.65%	4.82%	7.96%

Target 2030 Series - Class R2	12.38%	4.55%	7.69%

Target 2030 Series - Class I2	12.94%	5.10%	8.24%

S&P Target Date 2030 Index[3]	11.27%	6.49%	8.93%

2030 Composite Benchmark[4]	12.52%	6.42%	8.65%

The following graph compares the value of a $10,000 investment in the Target 2030 Series - Class K for the ten years ended October 31, 2019 to the 2030 Composite Benchmark and S&P Target Date 2030 Index.

1The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

2The Series’ performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. The Series’ performance is historical and may not be indicative of future results. The performance returns shown are inclusive of the net expense ratio of the Series. For the year ended October 31, 2019, this net expense ratio was 0.45% for Class K, 0.70% for Class R and 0.20% for Class I. The gross expense ratio, which does not account for any voluntary or contractual waivers currently in effect, was 0.65% for Class K, 0.83% for Class R and 0.47% for Class I for the year ended October 31, 2019.

3The S&P Target Date Index Series is a series of unmanaged indices that reflect the market consensus for asset allocations for different target date horizons. Asset class weights are established annually and rebalanced monthly. Prior to 02/26/2010, the indices were rebalanced annually. Index returns assume daily reinvestment of dividends. Beginning 06/ 01/2017, the asset class exposure for each index is represented by indices and returns do not reflect any fees or expenses. Prior to 06/01/2017, the asset class exposure for each index is represented by exchange traded funds (ETFs) and returns are net of ETF expenses. Index returns provided by Bloomberg. S&P Dow Jones Indices LLC, a subsidiary of the McGraw Hill Financial, Inc., is the publisher of various index based data products and services and has licensed certain of its products and services for use by Manning & Napier. All such content Copyright © 2017 by S&P Dow Jones Indices LLC and/or its affiliates. All rights reserved. Neither S&P Dow Jones Indices LLC, Dow Jones Trademark Holdings LLC, their affiliates nor their third party licensors make any representation or warranty, express or implied, as to the ability of any index to accurately represent the asset class or market sector that it purports to represent and none of these parties shall have any liability for any errors, omissions, or interruptions of any index or the data included therein.

4The Target Composite Benchmark represents the performance of the target date fund’s asset classes according to their respective weightings, as adjusted over time to reflect the target date fund’s increasingly conservative asset allocations. The following indices are used to calculate the Target Composite Benchmarks: Russell 3000® Index (Russell 3000), MSCI ACWI ex USA Index (ACWIxUS), and Bloomberg Barclays U.S. Aggregate Bond Index (BAB) and/or Bloomberg Barclays U.S. Intermediate Aggregate Bond Index (BIAB). Russell 3000 is an unmanaged index that consists of 3,000 of the largest U.S. companies based on total market capitalization. Index returns are based on a market capitalization-weighted average of relative price changes of the component stocks plus dividends whose reinvestments are compounded daily. Index returns provided by Bloomberg. ACWIxUS

11

Performance Update as of October 31, 2019 - Target 2030 Series

(unaudited)

is designed to measure large and mid-cap representation across 22 of 23 Developed Markets countries (excluding the U.S.) and 26 Emerging Markets countries. The Index is denominated in U.S. dollars. The Index returns are net of withholding taxes. They assume daily reinvestment of net dividends thus accounting for any applicable dividend taxation. Index returns provided by Bloomberg. BAB and BIAB are both unmanaged, market value-weighted indices of U.S. domestic investment-grade debt issues, including government, corporate, asset-backed and mortgage-backed securities. BAB includes maturities of one year or more; BIAB includes maturities of greater than one year but less than ten years. BAB and BIAB returns provided by Interactive Data. Indices returns do not reflect any fees or expenses. Returns provided are calculated monthly using a blended allocation. Because the target date fund’s asset allocation will vary over time, the composition of the target date portfolio may not match the composition of the comparative Target Composite Benchmark. Mid-month performance is not available for the Composite Benchmark. Performance shown is from the first of the month following the corresponding Fund’s inception date.

12

Performance Update as of October 31, 2019 - Target 2035 Series

(unaudited)

	AVERAGE ANNUAL TOTAL RETURNS
	AS OF OCTOBER 31, 2019
	ONE YEAR[1]	FIVE YEAR	SINCE INCEPTION[2]

Target 2035 Series - Class K3	12.89%	5.41%	8.98%

Target 2035 Series - Class R3	12.56%	5.15%	8.75%

Target 2035 Series - Class I3	13.20%	5.68%	9.25%

S&P Target Date 2035 Index[4]	11.52%	6.86%	9.74%

2035 Composite Benchmark[5]	12.72%	6.99%	9.21%

The following graph compares the value of a $10,000 investment in the Target 2035 Series - Class K from its inception2 (6/25/12) to present (10/31/19) to the 2035 Composite Benchmark and S&P Target Date 2035 Index.

1The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

2Performance numbers for the Series and the S&P Target Date Index are calculated from June 25, 2012, the Series’ inception date. Performance numbers for the Target Composite Benchmark are calculated from June 30, 2012.

3The Series’ performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. The Series’ performance is historical and may not be indicative of future results. The performance returns shown are inclusive of the net expense ratio of the Series. For the year ended October 31, 2019, this net expense ratio was 0.45% for Class K, 0.70% for Class R and 0.20% for Class I. The gross expense ratio, which does not account for any voluntary or contractual waivers currently in effect, was 0.86% for Class K, 1.08% for Class R and 0.72% for Class I for the year ended October 31, 2019.

4The S&P Target Date Index Series is a series of unmanaged indices that reflect the market consensus for asset allocations for different target date horizons. Asset class weights are established annually and rebalanced monthly. Prior to 02/26/2010, the indices were rebalanced annually. Index returns assume daily reinvestment of dividends. Beginning 06/ 01/2017, the asset class exposure for each index is represented by indices and returns do not reflect any fees or expenses. Prior to 06/01/2017, the asset class exposure for each index is represented by exchange traded funds (ETFs) and returns are net of ETF expenses. Index returns provided by Bloomberg. S&P Dow Jones Indices LLC, a subsidiary of the McGraw Hill Financial, Inc., is the publisher of various index based data products and services and has licensed certain of its products and services for use by Manning & Napier. All such content Copyright © 2017 by S&P Dow Jones Indices LLC and/or its affiliates. All rights reserved. Neither S&P Dow Jones Indices LLC, Dow Jones Trademark Holdings LLC, their affiliates nor their third party licensors make any representation or warranty, express or implied, as to the ability of any index to accurately represent the asset class or market sector that it purports to represent and none of these parties shall have any liability for any errors, omissions, or interruptions of any index or the data included therein.

5The Target Composite Benchmark represents the performance of the target date fund’s asset classes according to their respective weightings, as adjusted over time to reflect the target date fund’s increasingly conservative asset allocations. The following indices are used to calculate the Target Composite Benchmarks: Russell 3000® Index (Russell 3000),

13

Performance Update as of October 31, 2019 - Target 2035 Series

(unaudited)

MSCI ACWI ex USA Index (ACWIxUS), and Bloomberg Barclays U.S. Aggregate Bond Index (BAB) and/or Bloomberg Barclays U.S. Intermediate Aggregate Bond Index (BIAB). Russell 3000 is an unmanaged index that consists of 3,000 of the largest U.S. companies based on total market capitalization. Index returns are based on a market capitalization-weighted average of relative price changes of the component stocks plus dividends whose reinvestments are compounded daily. Index returns provided by Bloomberg. ACWIxUS is designed to measure large and mid-cap representation across 22 of 23 Developed Markets countries (excluding the U.S.) and 24 Emerging Markets countries. The Index is denominated in U.S. dollars. The Index returns are net of withholding taxes. They assume daily reinvestment of net dividends thus accounting for any applicable dividend taxation. Index returns provided by Bloomberg. BAB and BIAB are both unmanaged, market value-weighted indices of U.S. domestic investment-grade debt issues, including government, corporate, asset-backed and mortgage-backed securities. BAB includes maturities of one year or more; BIAB includes maturities of greater than one year but less than ten years. BAB and BIAB returns provided by Interactive Data. Indices returns do not reflect any fees or expenses. Returns provided are calculated monthly using a blended allocation. Because the target date fund’s asset allocation will vary over time, the composition of the target date portfolio may not match the composition of the comparative Target Composite Benchmark. Mid-month performance is not available for the Composite Benchmark. Performance shown is from the first of the month following the corresponding Fund’s inception date.

14

Performance Update as of October 31, 2019 - Target 2040 Series

(unaudited)

	AVERAGE ANNUAL TOTAL RETURNS
	AS OF OCTOBER 31, 2019
	ONE YEAR[1]	FIVE YEAR	TEN YEAR

Target 2040 Series - Class K2	12.90%	5.97%	8.81%

Target 2040 Series - Class R2	12.64%	5.71%	8.55%

Target 2040 Series - Class I2	13.24%	6.26%	9.10%

S&P Target Date 2040 Index[3]	11.69%	7.12%	9.68%

2040 Composite Benchmark[4]	12.67%	7.39%	9.89%

The following graph compares the value of a $10,000 investment in the Target 2040 Series - Class K for the ten years ended October 31, 2019 to the S&P Target Date 2040 Index and the 2040 Composite Benchmark.

1The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

2The Series’ performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. The Series’ performance is historical and may not be indicative of future results. The performance returns shown are inclusive of the net expense ratio of the Series. For the year ended October 31, 2019, this net expense ratio was 0.45% for Class K, 0.70% for Class R and 0.20% for Class I. The gross expense ratio, which does not account for any voluntary or contractual waivers currently in effect, was 0.81% for Class K, 0.99% for Class R and 0.61% for Class I for the year ended October 31, 2019.

3The S&P Target Date Index Series is a series of unmanaged indices that reflect the market consensus for asset allocations for different target date horizons. Asset class weights are established annually and rebalanced monthly. Prior to 02/26/2010, the indices were rebalanced annually. Index returns assume daily reinvestment of dividends. Beginning 06/ 01/2017, the asset class exposure for each index is represented by indices and returns do not reflect any fees or expenses. Prior to 06/01/2017, the asset class exposure for each index is represented by exchange traded funds (ETFs) and returns are net of ETF expenses. Index returns provided by Bloomberg. S&P Dow Jones Indices LLC, a subsidiary of the McGraw Hill Financial, Inc., is the publisher of various index based data products and services and has licensed certain of its products and services for use by Manning & Napier. All such content Copyright © 2017 by S&P Dow Jones Indices LLC and/or its affiliates. All rights reserved. Neither S&P Dow Jones Indices LLC, Dow Jones Trademark Holdings LLC, their affiliates nor their third party licensors make any representation or warranty, express or implied, as to the ability of any index to accurately represent the asset class or market sector that it purports to represent and none of these parties shall have any liability for any errors, omissions, or interruptions of any index or the data included therein.

4The Target Composite Benchmark represents the performance of the target date fund’s asset classes according to their respective weightings, as adjusted over time to reflect the target date fund’s increasingly conservative asset allocations. The following indices are used to calculate the Target Composite Benchmarks: Russell 3000® Index (Russell 3000), MSCI ACWI ex USA Index (ACWIxUS), and Bloomberg Barclays U.S. Aggregate Bond Index (BAB) and/or Bloomberg Barclays U.S. Intermediate Aggregate Bond Index (BIAB). Russell 3000 is an unmanaged index that consists of 3,000 of the largest U.S. companies based on total market capitalization. Index returns are based on a market capitalization-weighted average of relative price changes of the component stocks plus dividends whose reinvestments are compounded daily. Index returns provided by Bloomberg. ACWIxUS

15

Performance Update as of October 31, 2019 - Target 2040 Series

(unaudited)

is designed to measure large and mid-cap representation across 22 of 23 Developed Markets countries (excluding the U.S.) and 26 Emerging Markets countries. The Index is denominated in U.S. dollars. The Index returns are net of withholding taxes. They assume daily reinvestment of net dividends thus accounting for any applicable dividend taxation. Index returns provided by Bloomberg. BAB and BIAB are both unmanaged, market value-weighted indices of U.S. domestic investment-grade debt issues, including government, corporate, asset-backed and mortgage-backed securities. BAB includes maturities of one year or more; BIAB includes maturities of greater than one year but less than ten years. BAB and BIAB returns provided by Interactive Data. Indices returns do not reflect any fees or expenses. Returns provided are calculated monthly using a blended allocation. Because the target date fund’s asset allocation will vary over time, the composition of the target date portfolio may not match the composition of the comparative Target Composite Benchmark. Mid-month performance is not available for the Composite Benchmark. Performance shown is from the first of the month following the corresponding Fund’s inception date.

16

Performance Update as of October 31, 2019 - Target 2045 Series

(unaudited)

	AVERAGE ANNUAL TOTAL RETURNS AS OF OCTOBER 31, 2019

	ONE YEAR[1]	FIVE YEAR	SINCE INCEPTION[2]

Target 2045 Series - Class K3	13.19%	6.57%	10.36%

Target 2045 Series - Class R3	12.94%	6.29%	10.07%

Target 2045 Series - Class I3	13.43%	6.82%	10.61%

S&P Target Date 2045 Index[4]	11.79%	7.28%	10.45%

2045 Composite Benchmark[5]	12.82%	7.70%	10.21%

The following graph compares the value of a $10,000 investment in the Target 2045 Series - Class K from its inception2 (6/25/12) to present (10/31/19) to the S&P Target Date 2045 Index and the 2045 Composite Benchmark.

1The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

2Performance numbers for the Series and the S&P Target Date Index are calculated from June 25, 2012, the Series’ inception date. Performance numbers for the Target Composite Benchmark are calculated from June 30, 2012.

3The Series’ performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. The Series’ performance is historical and may not be indicative of future results. The performance returns shown are inclusive of the net expense ratio of the Series. For the year ended October 31, 2019, this net expense ratio was 0.45% for Class K, 0.70% for Class R and 0.20% for Class I. The gross expense ratio, which does not account for any voluntary or contractual waivers currently in effect, was 1.27% for Class K, 1.48% for Class R and 1.12% for Class I for the year ended October 31, 2019.

4The S&P Target Date Index Series is a series of unmanaged indices that reflect the market consensus for asset allocations for different target date horizons. Asset class weights are established annually and rebalanced monthly. Prior to 02/26/2010, the indices were rebalanced annually. Index returns assume daily reinvestment of dividends. Beginning 06/01/2017, the asset class exposure for each index is represented by indices and returns do not reflect any fees or expenses. Prior to 06/01/2017, the asset class exposure for each index is represented by exchange traded funds (ETFs) and returns are net of ETF expenses. Index returns provided by Bloomberg. S&P Dow Jones Indices LLC, a division of S&P Global Inc., is the publisher of various index based data products and services, certain of which have been licensed for use to Manning & Napier. All such content Copyright © 2019 by S&P Dow Jones Indices LLC and/or its affiliates. All rights reserved. Data provided is not a representation or warranty, express or implied, as to the ability of any index to accurately represent the asset class or market sector that it purports to represent and none of these parties shall have any liability for any errors, omissions, or interruptions of any index or the data included therein.

5The Target Composite Benchmark represents the performance of the target date fund’s asset classes according to their respective weightings, as adjusted over time to reflect the target date fund’s increasingly conservative asset allocations. The following indices are used to calculate the Target Composite Benchmarks: Russell 3000® Index (Russell 3000), MSCI ACWI ex USA Index (ACWIxUS), and Bloomberg Barclays U.S. Aggregate Bond Index (BAB) and/or Bloomberg Barclays U.S. Intermediate Aggregate Bond Index (BIAB).

17

Performance Update as of October 31, 2019 - Target 2045 Series

(unaudited)

Russell 3000 is an unmanaged index that consists of 3,000 of the largest U.S. companies based on total market capitalization. Index returns are based on a market capitalization-weighted average of relative price changes of the component stocks plus dividends whose reinvestments are compounded daily. Index returns provided by Bloomberg. ACWIxUS is designed to measure large and mid-cap representation across 22 of 23 Developed Markets countries (excluding the U.S.) and 26 Emerging Markets countries. The Index is denominated in U.S. dollars. The Index returns are net of withholding taxes. They assume daily reinvestment of net dividends thus accounting for any applicable dividend taxation. Index returns provided by Bloomberg. BAB and BIAB are both unmanaged, market value-weighted indices of U.S. domestic investment-grade debt issues, including government, corporate, asset-backed and mortgage-backed securities. BAB includes maturities of one year or more; BIAB includes maturities of greater than one year but less than ten years. BAB and BIAB returns provided by Interactive Data. Indices returns do not reflect any fees or expenses. Returns provided are calculated monthly using a blended allocation. Because the target date fund’s asset allocation will vary over time, the composition of the target date portfolio may not match the composition of the comparative Target Composite Benchmark. Mid-month performance is not available for the Composite Benchmark. Performance shown is from the first of the month following the corresponding Fund’s inception date.

18

Performance Update as of October 31, 2019 - Target 2050 Series

(unaudited)

	AVERAGE ANNUAL TOTAL RETURNS AS OF OCTOBER 31, 2019

	ONE YEAR[1]	FIVE YEAR	TEN YEAR

Target 2050 Series - Class K2	13.43%	6.86%	9.41%

Target 2050 Series - Class R2	13.18%	6.59%	9.14%

Target 2050 Series - Class I2	13.74%	7.12%	9.68%

S&P Target Date 2050 Index[3]	11.77%	7.42%	10.05%

2050 Composite Benchmark[4]	12.97%	7.87%	10.29%

The following graph compares the value of a $10,000 investment in the Target 2050 Series - Class K for the ten years ended October 31, 2019 to the S&P Target Date 2050 Index and the 2050 Composite Benchmark.

1The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

2The Series’ performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. The Series’ performance is historical and may not be indicative of future results. The performance returns shown are inclusive of the net expense ratio of the Series. For the year ended October 31, 2019, this net expense ratio was 0.45% for Class K, 0.70% for Class R and 0.20% for Class I. The gross expense ratio, which does not account for any voluntary or contractual waivers currently in effect, was 1.15% for Class K, 1.32% for Class R and 0.95% for Class I for the year ended October 31, 2019.

3The S&P Target Date Index Series is a series of unmanaged indices that reflect the market consensus for asset allocations for different target date horizons. Asset class weights are established annually and rebalanced monthly. Prior to 02/26/2010, the indices were rebalanced annually. Historical returns for the S&P Target Date 2050 Index prior to 05/31/2011 (the index launch date) are identical to the returns of the S&P Target Date 2045 Index, the closest dated target date index as of the launch date. Index returns assume daily reinvestment of dividends. Beginning 06/01/2017, the asset class exposure for each index is represented by indices and returns do not reflect any fees or expenses. Prior to 06/01/2017, the asset class exposure for each index is represented by exchange traded funds (ETFs) and returns are net of ETF expenses. Index returns provided by Bloomberg. S&P Dow Jones Indices LLC, a division of S&P Global Inc., is the publisher of various index based data products and services, certain of which have been licensed for use to Manning & Napier. All such content Copyright © 2019 by S&P Dow Jones Indices LLC and/or its affiliates. All rights reserved. Data provided is not a representation or warranty, express or implied, as to the ability of any index to accurately represent the asset class or market sector that it purports to represent and none of these parties shall have any liability for any errors, omissions, or interruptions of any index or the data included therein.

4The Target Composite Benchmark represents the performance of the target date fund’s asset classes according to their respective weightings, as adjusted over time to reflect the target date fund’s increasingly conservative asset allocations. The following indices are used to calculate the Target Composite Benchmarks: Russell 3000® Index (Russell 3000), MSCI ACWI ex USA Index (ACWIxUS), and Bloomberg Barclays U.S. Aggregate Bond Index (BAB) and/or Bloomberg Barclays U.S. Intermediate Aggregate Bond Index (BIAB). Russell 3000 is an unmanaged index that consists of 3,000 of the largest U.S. companies based on total market capitalization. Index returns are based on a market capitalization-weighted average of relative price changes of the component stocks plus dividends whose reinvestments are compounded daily. Index returns provided by Bloomberg. ACWIxUS

19

Performance Update as of October 31, 2019 - Target 2050 Series

(unaudited)

is designed to measure large and mid-cap representation across 22 of 23 Developed Markets countries (excluding the U.S.) and 26 Emerging Markets countries. The Index is denominated in U.S. dollars. The Index returns are net of withholding taxes. They assume daily reinvestment of net dividends thus accounting for any applicable dividend taxation. Index returns provided by Bloomberg. BAB and BIAB are both unmanaged, market value-weighted indices of U.S. domestic investment-grade debt issues, including government, corporate, asset-backed and mortgage-backed securities. BAB includes maturities of one year or more; BIAB includes maturities of greater than one year but less than ten years. BAB and BIAB returns provided by Interactive Data. Indices returns do not reflect any fees or expenses. Returns provided are calculated monthly using a blended allocation. Because the target date fund’s asset allocation will vary over time, the composition of the target date portfolio may not match the composition of the comparative Target Composite Benchmark. Mid-month performance is not available for the Composite Benchmark. Performance shown is from the first of the month following the corresponding Fund’s inception date.

20

Performance Update as of October 31, 2019 - Target 2055 Series

(unaudited)

	AVERAGE ANNUAL TOTAL RETURNS AS OF OCTOBER 31, 2019

	ONE YEAR[1]	FIVE YEAR	SINCE INCEPTION[2]

Target 2055 Series - Class K3	13.55%	6.88%	10.63%

Target 2055 Series - Class R3	13.23%	6.60%	10.29%

Target 2055 Series - Class I3	13.81%	7.14%	10.97%

S&P Target Date 2055 Index[4]	11.82%	7.49%	10.92%

2055 Composite Benchmark[5]	12.97%	7.87%	10.33%

The following graph compares the value of a $10,000 investment in the Target 2055 Series - Class K from its inception2 (6/25/12) to present (10/31/19) to the S&P Target Date 2055 Index and the 2055 Composite Benchmark.

1The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

2Performance numbers for the Series and the S&P Target Date Index are calculated from June 25, 2012, the Series’ inception date. Performance numbers for the Target Composite Benchmark are calculated from June 30, 2012.

3The Series’ performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. The Series’ performance is historical and may not be indicative of future results. The performance returns shown are inclusive of the net expense ratio of the Series. For the year ended October 31, 2019, this net expense ratio was 0.45% for Class K, 0.70% for Class R and 0.20% for Class I. The gross expense ratio, which does not account for any voluntary or contractual waivers currently in effect, was 2.17% for Class K, 2.35% for Class R and 1.98% for Class I for the year ended October 31, 2019.

4The S&P Target Date Index Series is a series of unmanaged indices that reflect the market consensus for asset allocations for different target date horizons. Asset class weights are established annually and rebalanced monthly. Prior to 02/26/2010, the indices were rebalanced annually. Index returns assume daily reinvestment of dividends. Beginning 06/01/2017, the asset class exposure for each index is represented by indices and returns do not reflect any fees or expenses. Prior to 06/01/2017, the asset class exposure for each index is represented by exchange traded funds (ETFs) and returns are net of ETF expenses. Index returns provided by Bloomberg. S&P Dow Jones Indices LLC, a division of S&P Global Inc., is the publisher of various index based data products and services, certain of which have been licensed for use to Manning & Napier. All such content Copyright © 2019 by S&P Dow Jones Indices LLC and/or its affiliates. All rights reserved. Data provided is not a representation or warranty, express or implied, as to the ability of any index to accurately represent the asset class or market sector that it purports to represent and none of these parties shall have any liability for any errors, omissions, or interruptions of any index or the data included therein.

5The Target Composite Benchmark represents the performance of the target date fund’s asset classes according to their respective weightings, as adjusted over time to reflect the target date fund’s increasingly conservative asset allocations. The following indices are used to calculate the Target Composite Benchmarks: Russell 3000® Index (Russell 3000), MSCI ACWI ex USA Index (ACWIxUS), and Bloomberg Barclays U.S. Aggregate Bond Index (BAB) and/or Bloomberg Barclays U.S. Intermediate Aggregate Bond Index (BIAB).

21

Performance Update as of October 31, 2019 - Target 2055 Series

(unaudited)

Russell 3000 is an unmanaged index that consists of 3,000 of the largest U.S. companies based on total market capitalization. Index returns are based on a market capitalization-weighted average of relative price changes of the component stocks plus dividends whose reinvestments are compounded daily. Index returns provided by Bloomberg. ACWIxUS is designed to measure large and mid-cap representation across 22 of 23 Developed Markets countries (excluding the U.S.) and 26 Emerging Markets countries. The Index is denominated in U.S. dollars. The Index returns are net of withholding taxes. They assume daily reinvestment of net dividends thus accounting for any applicable dividend taxation. Index returns provided by Bloomberg. BAB and BIAB are both unmanaged, market value-weighted indices of U.S. domestic investment-grade debt issues, including government, corporate, asset-backed and mortgage-backed securities. BAB includes maturities of one year or more; BIAB includes maturities of greater than one year but less than ten years. BAB and BIAB returns provided by Interactive Data. Indices returns do not reflect any fees or expenses. Returns provided are calculated monthly using a blended allocation. Because the target date fund’s asset allocation will vary over time, the composition of the target date portfolio may not match the composition of the comparative Target Composite Benchmark. Mid-month performance is not available for the Composite Benchmark. Performance shown is from the first of the month following the corresponding Fund’s inception date.

22

Performance Update as of October 31, 2019 - Target 2060 Series

(unaudited)

	AVERAGE ANNUAL TOTAL RETURNS AS OF OCTOBER 31, 2019

	ONE YEAR[1]	SINCE INCEPTION[2]

Target 2060 Series - Class K3	13.52%	9.93%

Target 2060 Series - Class R3	13.05%	9.63%

Target 2060 Series - Class I3	13.75%	10.17%

S&P Target Date 2060+ Index[4]	11.85%	9.93%

2060 Composite Benchmark[5]	12.97%	10.81%

The following graph compares the value of a $10,000 investment in the Target 2060 Series - Class K from its inception2 (9/21/15) to present (10/31/19) to the S&P Target Date 2060+ Index and the 2060 Composite Benchmark.

1The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

2Performance numbers for the Series and the S&P Target Date Index are calculated from September 21, 2015, the Series’ inception date. Performance numbers for the Target Composite Benchmark are calculated from September 30, 2015.

3The Series’ performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. The Series’ performance is historical and may not be indicative of future results. The performance returns shown are inclusive of the net expense ratio of the Series. For the year ended October 31, 2019, this net expense ratio was 0.45% for Class K, 0.70% for Class R and 0.20% for Class I. The gross expense ratio, which does not account for any voluntary or contractual waivers currently in effect, was 2.50% for Class K, 2.72% for Class R and 2.32% for Class I for the year ended October 31, 2019.

4The S&P Target Date Index Series is a series of unmanaged indices that reflect the market consensus for asset allocations for different target date horizons. Asset class weights are established annually and rebalanced monthly. Prior to 02/26/2010, the indices were rebalanced annually. Index returns assume daily reinvestment of dividends. Beginning 06/01/2017, the asset class exposure for each index is represented by indices and returns do not reflect any fees or expenses. Prior to 06/01/2017, the asset class exposure for each index is represented by exchange traded funds (ETFs) and returns are net of ETF expenses. Index returns provided by Bloomberg. S&P Dow Jones Indices LLC, a division of S&P Global Inc., is the publisher of various index based data products and services, certain of which have been licensed for use to Manning & Napier. All such content Copyright © 2019 by S&P Dow Jones Indices LLC and/or its affiliates. All rights reserved. Data provided is not a representation or warranty, express or implied, as to the ability of any index to accurately represent the asset class or market sector that it purports to represent and none of these parties shall have any liability for any errors, omissions, or interruptions of any index or the data included therein.

5The Target Composite Benchmark represents the performance of the target date fund’s asset classes according to their respective weightings, as adjusted over time to reflect the target date fund’s increasingly conservative asset allocations. The following indices are used to calculate the Target Composite Benchmarks: Russell 3000® Index (Russell 3000), MSCI ACWI ex USA Index (ACWIxUS), and Bloomberg Barclays U.S. Aggregate Bond Index (BAB) and/or Bloomberg Barclays U.S. Intermediate Aggregate Bond Index (BIAB).

23

Performance Update as of October 31, 2019 - Target 2060 Series

(unaudited)

Russell 3000 is an unmanaged index that consists of 3,000 of the largest U.S. companies based on total market capitalization. Index returns are based on a market capitalization-weighted average of relative price changes of the component stocks plus dividends whose reinvestments are compounded daily. Index returns provided by Bloomberg. ACWIxUS is designed to measure large and mid-cap representation across 22 of 23 Developed Markets countries (excluding the U.S.) and 26 Emerging Markets countries. The Index is denominated in U.S. dollars. The Index returns are net of withholding taxes. They assume daily reinvestment of net dividends thus accounting for any applicable dividend taxation. Index returns provided by Bloomberg. BAB and BIAB are both unmanaged, market value-weighted indices of U.S. domestic investment-grade debt issues, including government, corporate, asset-backed and mortgage-backed securities. BAB includes maturities of one year or more; BIAB includes maturities of greater than one year but less than ten years. BAB and BIAB returns provided by Interactive Data. Indices returns do not reflect any fees or expenses. Returns provided are calculated monthly using a blended allocation. Because the target date fund’s asset allocation will vary over time, the composition of the target date portfolio may not match the composition of the comparative Target Composite Benchmark. Mid-month performance is not available for the Composite Benchmark. Performance shown is from the first of the month following the corresponding Fund’s inception date.

24

Shareholder Expense Example

(unaudited)

As a shareholder of the Series, you incur ongoing costs, including management fees, shareholder service fees and other Series expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Series and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2019 to October 31, 2019).

Actual Expenses

The Actual lines of the tables below provide information about actual account values and actual expenses. You may use the information in these lines, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the Actual line for the Series and Class in which you have invested under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The Hypothetical lines of the tables below provide information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid during the period. You may use this information to compare the ongoing costs of investing in a Class of the Series and other funds. To do so, compare this 5% hypothetical example for the Series and Class in which you have invested with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads), redemption fees, or exchange fees that you may incur in other mutual funds. Therefore, the Hypothetical lines of the tables are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	BEGINNING ACCOUNT VALUE 5/1/19	ENDING ACCOUNT VALUE 10/31/19	EXPENSES PAID DURING PERIOD 5/1/19-10/31/19[1]	ANNUALIZED EXPENSE RATIO[2]
Target Income

Actual (Class K)	$1,000.00	$1,042.10	$2.32	0.45%

Hypothetical[3]	$1,000.00	$1,022.94	$2.29	0.45%

Actual (Class R)	$1,000.00	$1,040.70	$3.60	0.70%

Hypothetical[3]	$1,000.00	$1,021.68	$3.57	0.70%

Actual (Class I)	$1,000.00	$1,043.40	$1.03	0.20%

Hypothetical[3]	$1,000.00	$1,024.20	$1.02	0.20%

25

Shareholder Expense Example

(unaudited)

	BEGINNING ACCOUNT VALUE 5/1/19	ENDING ACCOUNT VALUE 10/31/19	EXPENSES PAID DURING PERIOD 5/1/19-10/31/19[1]	ANNUALIZED EXPENSE RATIO[2]
Target 2015

Actual (Class K)	$1,000.00	$1,042.80	$2.32	0.45%

Hypothetical[3]	$1,000.00	$1,022.94	$2.29	0.45%

Actual (Class R)	$1,000.00	$1,043.30	$3.61	0.70%

Hypothetical[3]	$1,000.00	$1,021.68	$3.57	0.70%

Actual (Class I)	$1,000.00	$1,044.60	$1.03	0.20%

Hypothetical[3]	$1,000.00	$1,024.20	$1.02	0.20%

	BEGINNING ACCOUNT VALUE 5/1/19	ENDING ACCOUNT VALUE 10/31/19	EXPENSES PAID DURING PERIOD 5/1/19-10/31/19[1]	ANNUALIZED EXPENSE RATIO[2]
Target 2020

Actual (Class K)	$1,000.00	$1,048.00	$2.32	0.45%

Hypothetical[3]	$1,000.00	$1,022.94	$2.29	0.45%

Actual (Class R)	$1,000.00	$1,046.80	$3.61	0.70%

Hypothetical[3]	$1,000.00	$1,021.68	$3.57	0.70%

Actual (Class I)	$1,000.00	$1,050.40	$1.03	0.20%

Hypothetical[3]	$1,000.00	$1,024.20	$1.02	0.20%

	BEGINNING ACCOUNT VALUE 5/1/19	ENDING ACCOUNT VALUE 10/31/19	EXPENSES PAID DURING PERIOD 5/1/19-10/31/19[1]	ANNUALIZED EXPENSE RATIO[2]
Target 2025

Actual (Class K)	$1,000.00	$1,047.70	$2.32	0.45%

Hypothetical[3]	$1,000.00	$1,022.94	$2.29	0.45%

Actual (Class R)	$1,000.00	$1,047.30	$3.61	0.70%

Hypothetical[3]	$1,000.00	$1,021.68	$3.57	0.70%

Actual (Class I)	$1,000.00	$1,050.00	$1.03	0.20%

Hypothetical[3]	$1,000.00	$1,024.20	$1.02	0.20%

26

Shareholder Expense Example

(unaudited)

	BEGINNING ACCOUNT VALUE 5/1/19	ENDING ACCOUNT VALUE 10/31/19	EXPENSES PAID DURING PERIOD 5/1/19-10/31/19[1]	ANNUALIZED EXPENSE RATIO[2]
Target 2030

Actual (Class K)	$1,000.00	$1,048.50	$2.32	0.45%

Hypothetical[3]	$1,000.00	$1,022.94	$2.29	0.45%

Actual (Class R)	$1,000.00	$1,046.00	$3.61	0.70%

Hypothetical[3]	$1,000.00	$1,021.68	$3.57	0.70%

Actual (Class I)	$1,000.00	$1,049.70	$1.03	0.20%

Hypothetical[3]	$1,000.00	$1,024.20	$1.02	0.20%

	BEGINNING ACCOUNT VALUE 5/1/19	ENDING ACCOUNT VALUE 10/31/19	EXPENSES PAID DURING PERIOD 5/1/19-10/31/19[1]	ANNUALIZED EXPENSE RATIO[2]
Target 2035

Actual (Class K)	$1,000.00	$1,045.60	$2.32	0.45%

Hypothetical[3]	$1,000.00	$1,022.94	$2.29	0.45%

Actual (Class R)	$1,000.00	$1,044.60	$3.61	0.70%

Hypothetical[3]	$1,000.00	$1,021.68	$3.57	0.70%

Actual (Class I)	$1,000.00	$1,047.50	$1.03	0.20%

Hypothetical[3]	$1,000.00	$1,024.20	$1.02	0.20%

	BEGINNING ACCOUNT VALUE 5/1/19	ENDING ACCOUNT VALUE 10/31/19	EXPENSES PAID DURING PERIOD 5/1/19-10/31/19[1]	ANNUALIZED EXPENSE RATIO[2]
Target 2040

Actual (Class K)	$1,000.00	$1,043.60	$2.32	0.45%

Hypothetical[3]	$1,000.00	$1,022.94	$2.29	0.45%

Actual (Class R)	$1,000.00	$1,042.10	$3.60	0.70%

Hypothetical[3]	$1,000.00	$1,021.68	$3.57	0.70%

Actual (Class I)	$1,000.00	$1,044.90	$1.03	0.20%

Hypothetical[3]	$1,000.00	$1,024.20	$1.02	0.20%

27

Shareholder Expense Example

(unaudited)

	BEGINNING ACCOUNT VALUE 5/1/19	ENDING ACCOUNT VALUE 10/31/19	EXPENSES PAID DURING PERIOD 5/1/19-10/31/19[1]	ANNUALIZED EXPENSE RATIO[2]
Target 2045

Actual (Class K)	$1,000.00	$1,042.30	$2.32	0.45%

Hypothetical[3]	$1,000.00	$1,022.94	$2.29	0.45%

Actual (Class R)	$1,000.00	$1,041.00	$3.60	0.70%

Hypothetical[3]	$1,000.00	$1,021.68	$3.57	0.70%

Actual (Class I)	$1,000.00	$1,043.50	$1.03	0.20%

Hypothetical[3]	$1,000.00	$1,024.20	$1.02	0.20%

	BEGINNING ACCOUNT VALUE 5/1/19	ENDING ACCOUNT VALUE 10/31/19	EXPENSES PAID DURING PERIOD 5/1/19-10/31/19[1]	ANNUALIZED EXPENSE RATIO[2]
Target 2050

Actual (Class K)	$1,000.00	$1,040.80	$2.31	0.45%

Hypothetical[3]	$1,000.00	$1,022.94	$2.29	0.45%

Actual (Class R)	$1,000.00	$1,039.60	$3.60	0.70%

Hypothetical[3]	$1,000.00	$1,021.68	$3.57	0.70%

Actual (Class I)	$1,000.00	$1,042.10	$1.03	0.20%

Hypothetical[3]	$1,000.00	$1,024.20	$1.02	0.20%

	BEGINNING ACCOUNT VALUE 5/1/19	ENDING ACCOUNT VALUE 10/31/19	EXPENSES PAID DURING PERIOD 5/1/19-10/31/19[1]	ANNUALIZED EXPENSE RATIO[2]
Target 2055

Actual (Class K)	$1,000.00	$1,041.70	$2.32	0.45%

Hypothetical[3]	$1,000.00	$1,022.94	$2.29	0.45%

Actual (Class R)	$1,000.00	$1,040.00	$3.60	0.70%

Hypothetical[3]	$1,000.00	$1,021.68	$3.57	0.70%

Actual (Class I)	$1,000.00	$1,042.70	$1.03	0.20%

Hypothetical[3]	$1,000.00	$1,024.20	$1.02	0.20%

28

Shareholder Expense Example

(unaudited)

	BEGINNING ACCOUNT VALUE 5/1/19	ENDING ACCOUNT VALUE 10/31/19	EXPENSES PAID DURING PERIOD 5/1/19-10/31/19[1]	ANNUALIZED EXPENSE RATIO[2]

Target 2060

Actual (Class K)	$1,000.00	$1,041.00	$2.31	0.45%

Hypothetical[3]	$1,000.00	$1,022.94	$2.29	0.45%

Actual (Class R)	$1,000.00	$1,039.40	$3.60	0.70%

Hypothetical[3]	$1,000.00	$1,021.68	$3.57	0.70%

Actual (Class I)	$1,000.00	$1,041.70	$1.03	0.20%

Hypothetical[3]	$1,000.00	$1,024.20	$1.02	0.20%

1Expenses are equal to each Class’ annualized expense ratio (for the six-month period), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Expenses are based on the most recent fiscal half year; therefore, the expense ratios stated above may differ from the expense ratios stated in the financial highlights, which are based on one-year data. The Class’ total return would have been lower had certain expenses not been waived or reimbursed during the period.

2Expense ratios of the Class do not include fees and expenses indirectly incurred by the underlying funds. If these expenses were included, the expense ratios would have been higher.

3Assumes 5% annual return before expenses.

29

Portfolio Composition as of October 31, 2019 - Asset Allocation1

(unaudited)

1 Represents portfolio composition of the underlying investment(s) for each Series as a percentage of net assets.

2 A U.S. Treasury Bond is a long-term obligation of the U.S. Treasury issued with a maturity period of more than ten years.

3 A U.S. Treasury Note is an intermediate-term obligation of the U.S. Treasury issued with a maturity period between one and ten years.

4 A U.S. Treasury Bill is a short-term obligation of the U.S. Treasury issued with a maturity of less than one year.

5 Less than 0.1%.

30

Portfolio Composition as of October 31, 2019 - Asset Allocation1

(unaudited)

1 Represents portfolio composition of the underlying investment(s) for each Series as a percentage of net assets.

2 A U.S. Treasury Bond is a long-term obligation of the U.S. Treasury issued with a maturity period of more than ten years.

3 A U.S. Treasury Note is an intermediate-term obligation of the U.S. Treasury issued with a maturity period between one and ten years.

4 A U.S. Treasury Bill is a short-term obligation of the U.S. Treasury issued with a maturity of less than one year.

31

Investment Portfolios - October 31, 2019

TARGET INCOME SERIES	SHARES	VALUE (NOTE 2)

AFFILIATED INVESTMENT COMPANIES - 100.1%

Manning & Napier Blended Asset Conservative Series - Class R6	6,815,127	$78,646,562

TOTAL AFFILIATED INVESTMENT COMPANIES (Identified Cost $74,060,125)		78,646,562
LIABILITIES, LESS OTHER ASSETS - (0.1%)		(44,750)

NET ASSETS - 100%		$78,601,812

TARGET 2015 SERIES	SHARES	VALUE (NOTE 2)

AFFILIATED INVESTMENT COMPANIES - 99.5%

Manning & Napier Blended Asset Conservative Series - Class R6	86,770	$1,001,322
Manning & Napier Blended Asset Moderate Series - Class R6	22,373	258,861

TOTAL AFFILIATED INVESTMENT COMPANIES (Identified Cost $1,183,395)		1,260,183
OTHER ASSETS, LESS LIABILITIES - 0.5%		6,863

NET ASSETS - 100%		$1,267,046

TARGET 2020 SERIES	SHARES	VALUE (NOTE 2)

AFFILIATED INVESTMENT COMPANIES - 100.1%

Manning & Napier Blended Asset Extended Series - Class R6	257,551	$2,892,293
Manning & Napier Blended Asset Moderate Series - Class R6	4,625,584	53,518,007

TOTAL AFFILIATED INVESTMENT COMPANIES (Identified Cost $52,445,924)		56,410,300
LIABILITIES, LESS OTHER ASSETS - (0.1%)		(36,372)

NET ASSETS - 100%		$56,373,928

The accompanying notes are an integral part of the financial statements.

32

Investment Portfolios - October 31, 2019

TARGET 2025 SERIES	SHARES	VALUE (NOTE 2)

AFFILIATED INVESTMENT COMPANIES - 100.0%

Manning & Napier Blended Asset Extended Series - Class R6	2,480,443	$27,855,379
Manning & Napier Blended Asset Moderate Series - Class R6	3,544,696	41,012,132

TOTAL AFFILIATED INVESTMENT COMPANIES (Identified Cost $63,792,822)		68,867,511
LIABILITIES, LESS OTHER ASSETS - (0.0%)##		(33,851)

NET ASSETS - 100%		$68,833,660

## Less than (0.1%).

TARGET 2030 SERIES	SHARES	VALUE (NOTE 2)

AFFILIATED INVESTMENT COMPANIES - 100.1%

Manning & Napier Blended Asset Extended Series - Class R6	6,652,407	$74,706,530
Manning & Napier Blended Asset Maximum Series - Class R6	330,389	4,182,728

TOTAL AFFILIATED INVESTMENT COMPANIES (Identified Cost $73,129,649)		78,889,258
LIABILITIES, LESS OTHER ASSETS - (0.1%)		(56,412)

NET ASSETS - 100%		$78,832,846

TARGET 2035 SERIES	SHARES	VALUE (NOTE 2)

AFFILIATED INVESTMENT COMPANIES - 100.0%

Manning & Napier Blended Asset Extended Series - Class R6	2,949,316	$33,120,822
Manning & Napier Blended Asset Maximum Series - Class R6	1,171,124	14,826,435

TOTAL AFFILIATED INVESTMENT COMPANIES (Identified Cost $44,666,833)		47,947,257
LIABILITIES, LESS OTHER ASSETS - (0.0%)##		(23,291)

NET ASSETS - 100%		$47,923,966

## Less than (0.1%).

The accompanying notes are an integral part of the financial statements.

33

Investment Portfolios - October 31, 2019

TARGET 2040 SERIES	SHARES	VALUE (NOTE 2)

AFFILIATED INVESTMENT COMPANIES - 100.1%

Manning & Napier Blended Asset Extended Series - Class R6	2,027,649	$22,770,498
Manning & Napier Blended Asset Maximum Series - Class R6	2,299,409	29,110,514

TOTAL AFFILIATED INVESTMENT COMPANIES (Identified Cost $48,363,293)		51,881,012
LIABILITIES, LESS OTHER ASSETS - (0.1%)		(37,705)

NET ASSETS - 100%		$51,843,307

TARGET 2045 SERIES	SHARES	VALUE (NOTE 2)

AFFILIATED INVESTMENT COMPANIES - 100.0%

Manning & Napier Blended Asset Extended Series - Class R6	451,957	$5,075,474
Manning & Napier Blended Asset Maximum Series - Class R6	1,676,122	21,219,701

TOTAL AFFILIATED INVESTMENT COMPANIES (Identified Cost $24,657,673)		26,295,175
LIABILITIES, LESS OTHER ASSETS - (0.0%)##		(11,949)

NET ASSETS - 100%		$26,283,226

## Less than (0.1%).

TARGET 2050 SERIES	SHARES	VALUE (NOTE 2)

AFFILIATED INVESTMENT COMPANIES - 100.1%

Manning & Napier Blended Asset Maximum Series - Class R6	2,543,766	$32,204,079

TOTAL AFFILIATED INVESTMENT COMPANIES (Identified Cost $30,236,057)		32,204,079
LIABILITIES, LESS OTHER ASSETS - (0.1%)		(23,203)

NET ASSETS - 100%		$32,180,876

The accompanying notes are an integral part of the financial statements.

34

Investment Portfolios - October 31, 2019

TARGET 2055 SERIES	SHARES	VALUE (NOTE 2)

AFFILIATED INVESTMENT COMPANIES - 100.0%

Manning & Napier Blended Asset Maximum Series - Class R6	1,005,731	$12,732,553

TOTAL AFFILIATED INVESTMENT COMPANIES
(Identified Cost $11,900,775)		12,732,553
LIABILITIES, LESS OTHER ASSETS - (0.0%)##		(1,947)

NET ASSETS - 100%		$12,730,606

## Less than (0.1%).
TARGET 2060 SERIES	SHARES	VALUE (NOTE 2)

AFFILIATED INVESTMENT COMPANIES - 100.0%

Manning & Napier Blended Asset Maximum Series - Class R6	1,045,392	$13,234,661

TOTAL AFFILIATED INVESTMENT COMPANIES
(Identified Cost $12,644,038)		13,234,661
OTHER ASSETS, LESS LIABILITIES - 0.0%##		796

NET ASSETS - 100%		$13,235,457

## Less than 0.1%.

The accompanying notes are an integral part of the financial statements.

35

Statements of Assets and Liabilities

October 31, 2019

	TARGET INCOME	TARGET 2015		TARGET 2020	TARGET 2025	TARGET 2030
ASSETS:
Total investments in Underlying Series: At value*	$78,646,562	$1,260,183		$56,410,300	$68,867,511	$78,889,258
Receivable from Advisor (Note 3)	11,082	17,727		14,036	18,337	17,051
Receivable for shares of Underlying Series sold	117,928	—		339,436	82	1,922,812
Receivable for fund shares sold	9,826	64		4,463	55,756	5,286
Prepaid expenses	16,963	21,374		16,604	23,077	16,919

TOTAL ASSETS	78,802,361	1,299,348		56,784,839	68,964,763	80,851,326

LIABILITIES:
Accrued distribution and service (Rule 12b-1) fees (Note 3)	20,448	249		14,170	19,212	20,695
Accrued fund accounting and administration fees (Note 3)	12,858	12,386		12,724	12,798	12,870
Accrued sub-transfer agent fees (Note 3)	2,333	551		8,283	4,145	15,578
Accrued Chief Compliance Officer service fees (Note 3)	687	687		688	687	688
Payable for fund shares repurchased	127,687	7		343,853	421	1,928,014
Audit fees payable	14,357	14,357		14,357	14,357	14,357
Accrued transfer agent fees	11,529	149		7,979	13,609	14,622
Accrued printing and postage fees	8,116	1,348		6,047	7,546	8,538
Legal fees payable	1,676	1,676		1,676	1,676	1,676
Payable for shares of Underlying Series purchased	—	57		—	55,335	—
Other payables and accrued expenses	858	835		1,134	1,317	1,442

TOTAL LIABILITIES	200,549	32,302		410,911	131,103	2,018,480

TOTAL NET ASSETS	$78,601,812	$1,267,046		$56,373,928	$68,833,660	$78,832,846

NET ASSETS CONSIST OF:
Capital stock	75,006	1,067		55,744	53,203	76,384
Additional paid-in-capital	76,325,569	1,638,655		56,036,337	63,780,435	76,136,924
Total distributable earnings (loss)	2,201,237	(372,676)		281,847	5,000,022	2,619,538

TOTAL NET ASSETS	$78,601,812	$1,267,046		$56,373,928	$68,833,660	$78,832,846

Class K
Net Assets	$57,731,550	$1,184,623		$37,417,721	$43,163,389	$47,194,615
Shares Outstanding	5,488,010	99,817		3,686,243	3,337,486	4,562,111
Net Asset Value, Offering Price, and Redemption Price per share	$10.52	$11.87		$10.15	$12.93	$10.34
Class R
Net Assets	$19,779,206	$147		$14,937,282	$24,305,272	$24,708,017
Shares Outstanding	1,909,511	12		1,494,762	1,877,197	2,414,843
Net Asset Value, Offering Price, and Redemption Price per share	$10.36	$12.05	[1]	$9.99	$12.95	$10.23
Class I
Net Assets	$1,091,056	$82,276		$4,018,925	$1,364,999	$6,930,214
Shares Outstanding	103,105	6,908		393,346	105,593	661,494
Net Asset Value, Offering Price, and Redemption Price per share	$10.58	$11.91		$10.22	$12.93	$10.48

*At identified cost	$74,060,125	$1,183,395		$52,445,924	$63,792,822	$73,129,649

1The net asset value of the Class R Shares of the Manning & Napier Target 2015 Series net asset value was calculated using unrounded net assets of $147.35 divided by the unrounded shares outstanding of 12.232.

The accompanying notes are an integral part of the financial statements.

36

Statements of Assets and Liabilities

October 31, 2019

	TARGET 2035	TARGET 2040	TARGET 2045	TARGET 2050	TARGET 2055	TARGET 2060
ASSETS:
Total investments in Underlying Series: At value*	$47,947,257	$51,881,012	$26,295,175	$32,204,079	$12,732,553	$13,234,661
Receivable from Advisor (Note 3)	22,547	21,696	23,767	24,639	24,623	31,292
Receivable for fund shares sold	4,930	20,535	574	5,038	5,850	1,632
Receivable for shares of Underlying Series sold	6,376	1,005,240	72	74	4,562	1,744
Prepaid expenses	22,047	16,273	21,559	15,814	21,626	25,662

TOTAL ASSETS	48,003,157	52,944,756	26,341,147	32,249,644	12,789,214	13,294,991

LIABILITIES:
Accrued distribution and service (Rule 12b-1) fees (Note 3)	13,811	14,016	7,797	8,244	3,842	4,123
Accrued fund accounting and administration fees (Note 3)	12,667	12,698	12,536	12,570	12,455	12,455
Accrued sub-transfer agent fees (Note 3)	3,721	10,384	2,716	7,694	1,802	326
Accrued Chief Compliance Officer service fees (Note 3)	688	687	687	687	687	688
Audit fees payable	14,357	14,357	14,357	14,357	14,357	14,357
Accrued transfer agent fees	13,698	14,045	11,911	12,730	11,121	17,514
Payable for fund shares repurchased	11,223	1,025,692	83	128	8,345	3,268
Accrued printing and postage fees	5,973	6,480	4,355	4,747	3,404	4,066
Legal fees payable	1,676	1,676	1,676	1,676	1,676	1,676
Payable for shares of Underlying Series purchased	—	—	491	4,911	—	—
Other payables and accrued expenses	1,377	1,414	1,312	1,024	919	1,061

TOTAL LIABILITIES	79,191	1,101,449	57,921	68,768	58,608	59,534

TOTAL NET ASSETS	$47,923,966	$51,843,307	$26,283,226	$32,180,876	$12,730,606	$13,235,457

NET ASSETS CONSIST OF:
Capital stock	35,427	50,073	19,352	30,115	9,512	10,870
Additional paid-in-capital	44,594,007	50,609,279	24,590,272	31,096,590	11,812,623	13,011,243
Total distributable earnings (loss)	3,294,532	1,183,955	1,673,602	1,054,171	908,471	213,344

TOTAL NET ASSETS	$47,923,966	$51,843,307	$26,283,226	$32,180,876	$12,730,606	$13,235,457

Class K
Net Assets	$27,944,861	$31,636,544	$13,115,593	$19,766,637	$6,145,506	$5,975,139
Shares Outstanding	2,067,268	3,046,764	961,353	1,841,882	455,957	489,151
Net Asset Value, Offering Price, and Redemption Price per share	$13.52	$10.38	$13.64	$10.73	$13.48	$12.22
Class R
Net Assets	$19,216,771	$17,293,649	$12,243,586	$9,917,109	$6,135,535	$6,973,583
Shares Outstanding	1,419,456	1,683,147	906,418	939,536	462,286	574,439
Net Asset Value, Offering Price, and Redemption Price per share	$13.54	$10.27	$13.51	$10.56	$13.27	$12.14
Class I
Net Assets	$762,334	$2,913,114	$924,047	$2,497,130	$449,565	$286,735
Shares Outstanding	56,022	277,405	67,393	230,126	32,963	23,444
Net Asset Value, Offering Price, and Redemption Price per share	$13.61	$10.50	$13.71	$10.85	$13.64	$12.23

*At identified cost	$44,666,833	$48,363,293	$24,657,673	$30,236,057	$11,900,775	$12,644,038

The accompanying notes are an integral part of the financial statements.

37

Statements of Operations

For the Year Ended October 31, 2019

	TARGET INCOME	TARGET 2015	TARGET 2020	TARGET 2025	TARGET 2030
INVESTMENT INCOME:
Income distributions from Underlying Series	$2,509,324	$29,911	$1,584,328	$1,152,148	$1,750,669

EXPENSES:
Distribution and services (Rule 12b-1) fees (Class K) (Note 3)	159,489	3,239	106,669	94,113	133,037
Distribution and services (Rule 12b-1) fees (Class R) (Note 3)	101,393	78	75,687	126,689	123,183
Fund accounting and administration fees (Note 3)	52,385	50,292	51,796	51,556	52,369
Sub-transfer agent fees (Note 3)	21,480	1,878	36,235	10,874	57,641
Directors’ fees (Note 3)	8,169	153	5,932	5,850	7,980
Chief Compliance Officer service fees (Note 3)	3,455	3,455	3,455	3,455	3,455
Transfer agent fees	61,216	617	43,072	73,618	77,073
Registration and filing fees	59,135	51,537	57,725	56,845	59,407
Audit fees	22,666	22,196	22,530	22,588	22,655
Legal fees	10,367	10,279	10,342	10,354	10,368
Custodian fees	3,274	5,912	5,944	6,027	6,018
Miscellaneous	23,290	6,025	17,981	22,916	25,502

Total Expenses	526,319	155,661	437,368	484,885	578,688
Less reduction of expenses (Note 3)	(95,277)	(149,526)	(131,598)	(135,554)	(154,337)

Net Expenses	431,042	6,135	305,770	349,331	424,351

NET INVESTMENT INCOME	2,078,282	23,776	1,278,558	802,817	1,326,318

REALIZED AND UNREALIZED GAIN (LOSS) ON UNDERLYING SERIES:
Net realized gain (loss) on Underlying Series	(2,085,634)	(11,330)	(2,113,952)	(84,324)	(3,146,653)
Distributions of realized gains from Underlying Series	—	—	30,592	96,454	969,561
Net change in unrealized appreciation (depreciation) on Underlying Series	6,772,108	129,314	6,316,607	6,607,607	8,333,767

NET REALIZED AND UNREALIZED GAIN (LOSS) ON UNDERLYING SERIES	4,686,474	117,984	4,233,247	6,619,737	6,156,675

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$6,764,756	$141,760	$5,511,805	$7,422,554	$7,482,993

The accompanying notes are an integral part of the financial statements.

38

Statements of Operations

For the Year Ended October 31, 2019

	TARGET 2035	TARGET 2040	TARGET 2045	TARGET 2050	TARGET 2055	TARGET 2060
INVESTMENT INCOME:
Income distributions from Underlying Series	$608,237	$870,991	$274,295	$350,144	$124,971	$133,955

EXPENSES:
Distribution and services (Rule 12b-1) fees (Class R) (Note 3)	93,625	84,518	56,835	46,381	29,615	30,957
Distribution and services (Rule 12b-1) fees (Class K) (Note 3)	57,524	83,969	27,863	43,324	13,142	11,704
Fund accounting and administration fees (Note 3)	51,017	51,617	50,547	51,010	50,257	50,587
Sub-transfer agent fees (Note 3)	9,868	36,409	7,467	22,404	5,231	1,770
Directors’ fees (Note 3)	3,823	5,015	2,086	2,614	1,036	976
Chief Compliance Officer service fees (Note 3)	3,455	3,455	3,455	3,455	3,455	3,455
Transfer agent fees	72,180	72,734	62,240	64,153	56,621	83,688
Registration and filing fees	54,444	57,156	53,225	55,649	51,850	54,043
Audit fees	22,446	22,486	22,328	22,345	22,259	22,247
Legal fees	10,330	10,337	10,307	10,312	10,292	10,290
Custodian fees	6,026	5,951	6,048	3,318	3,289	3,365
Miscellaneous	20,243	21,438	16,672	17,685	14,487	17,717

Total Expenses	404,981	455,085	319,073	342,650	261,534	290,799
Less reduction of expenses (Note 3)	(168,910)	(179,821)	(187,700)	(195,491)	(195,620)	(225,968)

Net Expenses	236,071	275,264	131,373	147,159	65,914	64,831

NET INVESTMENT INCOME	372,166	595,727	142,922	202,985	59,057	69,124

REALIZED AND UNREALIZED GAIN (LOSS) ON UNDERLYING SERIES:
Net realized gain (loss) on Underlying Series	2,423	(2,362,947)	25,659	(933,863)	70,602	(384,091)
Distributions of realized gains from Underlying Series	734,436	2,287,894	900,730	1,643,491	514,700	616,381
Net change in unrealized appreciation (depreciation) on Underlying Series	4,007,487	3,995,878	1,812,688	1,887,695	861,760	759,245

NET REALIZED AND UNREALIZED GAIN (LOSS) ON UNDERLYING SERIES	4,744,346	3,920,825	2,739,077	2,597,323	1,447,062	991,535

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$5,116,512	$4,516,552	$2,881,999	$2,800,308	$1,506,119	$1,060,659

The accompanying notes are an integral part of the financial statements.

39

Statements of Changes in Net Assets

	TARGET INCOME		TARGET 2015
	FOR THE YEAR ENDED 10/31/19	FOR THE YEAR ENDED 10/31/18	FOR THE YEAR ENDED 10/31/19	FOR THE YEAR ENDED 10/31/18
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
Net investment income	$2,078,282	$667,063	$ 23,776	$18,037
Net realized gain (loss) on Underlying Series	(2,085,634)	53,511	(11,330)	(7,271)
Net change in unrealized appreciation (depreciation) on Underlying
Series	6,772,108	(2,010,867)	129,314	(44,102)

Net increase (decrease) from operations	6,764,756	(1,290,293)	141,760	(33,336)

DISTRIBUTIONS TO SHAREHOLDERS (Note 9):
Class K	(1,741,589)	(551,937)	(22,028)	(18,450)
Class R	(327,071)	(79,029)	(510)	(150)
Class I	(19,232)	(41,364)	(1,765)	(2,948)
Class R6	(82)	(45)	(89)	(48)

Total distributions to shareholders	(2,087,974)	(672,375)	(24,392)	(21,596)

CAPITAL STOCK ISSUED AND REPURCHASED:

Net increase (decrease) from capital share transactions (Note 6)	(51,820,962)	28,747,761	(977,578)	(2,383,524)

Net increase (decrease) in net assets	(47,144,180)	26,785,093	(860,210)	(2,438,456)

NET ASSETS:

Beginning of year	125,745,992	98,960,899	2,127,256	4,565,712

End of year	$78,601,812	$125,745,992	$1,267,046	$2,127,256

The accompanying notes are an integral part of the financial statements.

40

Statements of Changes in Net Assets

	TARGET 2020		TARGET 2025		TARGET 2030
	FOR THE	FOR THE	FOR THE	FOR THE	FOR THE	FOR THE
	YEAR ENDED	YEAR ENDED	YEAR ENDED	YEAR ENDED	YEAR ENDED	YEAR ENDED
	10/31/19	10/31/18	10/31/19	10/31/18	10/31/19	10/31/18
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:

Net investment income	$1,278,558	$453,324	$802,817	$155,354	$1,326,318	$398,171

Net realized gain (loss) on Underlying Series	(2,113,952)	735,124	(84,324)	126,048	(3,146,653)	1,916,331

Distributions of realized gains from Underlying Series	30,592	—	96,454	—	969,561	10,343

Net change in unrealized appreciation (depreciation) on Underlying Series	6,316,607	(2,141,344)	6,607,607	(1,459,991)	8,333,767	(2,369,816)

Net increase (decrease) from operations	5,511,805	(952,896)	7,422,554	(1,178,589)	7,482,993	(44,971)

DISTRIBUTIONS TO SHAREHOLDERS (Note 9):

Class K	(1,055,432)	(333,197)	(618,436)	(120,108)	(1,979,160)	(308,506)

Class R	(200,008)	(38,502)	(383,438)	(51,904)	(489,793)	(40,634)

Class I	(64,703)	(140,194)	(25,048)	(12,139)	(136,991)	(146,983)

Class R6	(72)	(39)	(84)	(36)	(109)	(34)

Total distributions to shareholders	(1,320,215)	(511,932)	(1,027,006)	(184,187)	(2,606,053)	(496,157)

CAPITAL STOCK ISSUED AND REPURCHASED:

Net increase (decrease) from capital share transactions (Note 6)	(41,474,278)	(19,422,193)	3,071,326	20,316,770	(47,529,020)	(19,606,205)

Net increase (decrease) in net assets	(37,282,688)	(20,887,021)	9,466,874	18,953,994	(42,652,080)	(20,147,333)

NET ASSETS:

Beginning of year	93,656,616	114,543,637	59,366,786	40,412,792	121,484,926	141,632,259

End of year	$56,373,928	$93,656,616	$68,833,660	$59,366,786	$78,832,846	$121,484,926

The accompanying notes are an integral part of the financial statements.

41

Statements of Changes in Net Assets

	TARGET 2035		TARGET 2040		TARGET 2045
	FOR THE	FOR THE	FOR THE	FOR THE	FOR THE	FOR THE
	YEAR ENDED	YEAR ENDED	YEAR ENDED	YEAR ENDED	YEAR ENDED	YEAR ENDED
	10/31/19	10/31/18	10/31/19	10/31/18	10/31/19	10/31/18
INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:

Net investment income	$372,166	$52,384	$595,727	$144,038	$142,922	$10,542

Net realized gain (loss) on Underlying Series	2,423	316,861	(2,362,947)	2,168,815	25,659	376,331

Distributions of realized gains from Underlying Series	734,436	5,262	2,287,894	25,801	900,730	6,666

Net change in unrealized appreciation (depreciation) on Underlying Series	4,007,487	(709,726)	3,995,878	(475,613)	1,812,688	(184,998)

Net increase (decrease) from operations	5,116,512	(335,219)	4,516,552	1,863,041	2,881,999	208,541

DISTRIBUTIONS TO SHAREHOLDERS (Note 9):

Class K	(786,478)	(309,933)	(3,764,757)	(1,134,887)	(691,460)	(552,542)

Class R	(596,100)	(119,611)	(1,068,704)	(173,383)	(660,963)	(274,363)

Class I	(26,322)	(18,396)	(189,141)	(542,227)	(50,249)	(86,775)

Class R6	(187)	(95)	(345)	(123)	(349)	(283)

Total distributions to shareholders	(1,409,087)	(448,035)	(5,022,947)	(1,850,620)	(1,403,021)	(913,963)

CAPITAL STOCK ISSUED AND REPURCHASED:

Net increase (decrease) from capital share transactions (Note 6)	6,902,408	11,780,503	(20,583,552)	(11,082,791)	4,293,821	5,322,101

Net increase (decrease) in net assets	10,609,833	10,997,249	(21,089,947)	(11,070,370)	5,772,799	4,616,679

NET ASSETS:

Beginning of year	37,314,133	26,316,884	72,933,254	84,003,624	20,510,427	15,893,748

End of year	$47,923,966	$37,314,133	$51,843,307	$72,933,254	$26,283,226	$20,510,427

The accompanying notes are an integral part of the financial statements.

42

Statements of Changes in Net Assets

	TARGET 2050		TARGET 2055		TARGET 2060
	FOR THE	FOR THE	FOR THE	FOR THE	FOR THE	FOR THE
	YEAR ENDED	YEAR ENDED	YEAR ENDED	YEAR ENDED	YEAR ENDED	YEAR ENDED
	10/31/19	10/31/18	10/31/19	10/31/18	10/31/19	10/31/18
INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:

Net investment income (loss)	$ 202,985	$ 35,266	$ 59,057	$ (249)	$ 69,124	$ (191)

Net realized gain (loss) on Underlying Series	(933,863)	1,246,629	70,602	106,996	(384,091)	18,505

Distributions of realized gains from Underlying Series	1,643,491	16,583	514,700	3,330	616,381	2,316

Net change in unrealized appreciation (depreciation) on Underlying Series	1,887,695	47,864	861,760	(35,998)	759,245	(172,805)

Net increase (decrease) from operations	2,800,308	1,346,342	1,506,119	74,079	1,060,659	(152,175)

DISTRIBUTIONS TO SHAREHOLDERS (Note 9):

Class K	(2,139,439)	(1,432,399)	(304,231)	(374,095)	(402,474)	(379,653)

Class R	(752,168)	(264,695)	(339,226)	(242,383)	(280,280)	(152,746)

Class I	(172,886)	(1,026,318)	(23,522)	(21,844)	(9,914)	(11,524)

Class R6	(478)	(373)	(335)	(428)	(293)	(531)

Total distributions to shareholders	(3,064,971)	(2,723,785)	(667,314)	(638,750)	(692,961)	(544,454)

CAPITAL STOCK ISSUED AND REPURCHASED:

Net increase (decrease) from capital share transactions (Note 6)	(584,682)	(973,191)	1,664,750	4,047,900	1,465,472	7,464,444

Net increase (decrease) in net assets	(849,345)	(2,350,634)	2,503,555	3,483,229	1,833,170	6,767,815

NET ASSETS:

Beginning of year	33,030,221	35,380,855	10,227,051	6,743,822	11,402,287	4,634,472

End of year	$32,180,876	$33,030,221	$12,730,606	$10,227,051	$13,235,457	$11,402,287

The accompanying notes are an integral part of the financial statements.

43

Financial Highlights

TARGET INCOME SERIES CLASS K	FOR THE YEAR ENDED
	10/31/19		10/31/18	10/31/17		10/31/16	10/31/15
Per share data (for a share outstanding throughout each year):
Net asset value - Beginning of year	$9.73		$9.88	$9.39		$9.72	$10.84

Income (loss) from investment operations:
Net investment income[1,2]	0.27		0.06	0.14		0.17	0.15
Net realized and unrealized gain (loss) on investments	0.70		(0.15)	0.49		0.09	(0.29)

Total from investment operations	0.97		(0.09)	0.63		0.26	(0.14)

Less distributions to shareholders:
From net investment income	(0.18)		(0.06)	(0.14)		(0.17)	(0.28)
From net realized gain on investments	—		—	—		(0.42)	(0.70)

Total distributions to shareholders	(0.18)		(0.06)	(0.14)		(0.59)	(0.98)

Net asset value - End of year	$10.52		$9.73	$9.88		$9.39	$9.72

Net assets - End of year (000’s omitted)	$57,732		$105,986	$80,786		$64,297	$67,322

Total return[3]	10.14%		(0.93% )	6.85%		2.97%	(1.38% )
Ratios (to average net assets)/Supplemental Data:
Expenses*	0.45%	[4]	0.45% [4]	0.31%	[5]	0.30% [6]	0.30% [7]
Net investment income[2]	2.72%		0.59%	1.45%		1.84%	1.54%
Series portfolio turnover[8]	12%		9%	133%		6%	16%

*The investment advisor paid a portion of the Series’ expenses. If these expenses had been incurred by the Class, the expense ratios (to average net assets) would have been increased by the following amounts:

	0.12%	[4]	0.10% [4]	0.15%	[5]	0.12% [6]	0.16% [7]

TARGET INCOME SERIES CLASS R	FOR THE YEAR ENDED
	10/31/19		10/31/18	10/31/17		10/31/16	10/31/15
Per share data (for a share outstanding throughout each year):
Net asset value - Beginning of year	$9.59		$9.76	$9.28		$9.61	$10.71

Income (loss) from investment operations:
Net investment income[1,2]	0.16		0.04	0.05		0.19	0.21
Net realized and unrealized gain (loss) on investments	0.77		(0.16)	0.56		0.04	(0.38)

Total from investment operations	0.93		(0.12)	0.61		0.23	(0.17)

Less distributions to shareholders:
From net investment income	(0.16)		(0.05)	(0.13)		(0.14)	(0.23)
From net realized gain on investments	—		—	—		(0.42)	(0.70)

Total distributions to shareholders	(0.16)		(0.05)	(0.13)		(0.56)	(0.93)

Net asset value - End of year	$10.36		$9.59	$9.76		$9.28	$9.61

Net assets - End of year (000’s omitted)	$19,779		$18,769	$9,910		$1,148	$2,468

Total return[3]	9.87%		(1.21% )	6.68%		2.69%	(1.70% )
Ratios (to average net assets)/Supplemental Data:
Expenses*	0.70%	[4]	0.70% [4]	0.55%	[5]	0.55% [6]	0.55% [7]
Net investment income[2]	1.58%		0.37%	0.57%		2.07%	2.05%
Series portfolio turnover[8]	12%		9%	133%		6%	16%

*The investment advisor paid a portion of the Series’ expenses. If these expenses had been incurred by the Class, the expense ratios (to average net assets) would have been increased by the following amounts:

	0.09%	[4]	0.00% [4]	0.15%	[5]	0.12% [6]	0.16% [7]

1Calculated based on average shares outstanding during the years.

2Net investment income is affected by the timing of distributions from the Underlying Series in which the Series invest. The ratios do not include net investment income of the Underlying Series in which the Series invests.

3Represents aggregate total return for the years indicated, and assumes reinvestment of all distributions. Total return would have been lower had certain expenses not been waived or reimbursed.

4Expense ratios do not include expenses of the Underlying Series in which the Series invests. The expense ratio of the Underlying Series was 0.45% for Manning & Napier Blended Asset Conservative Series - Class R6.

5Expense ratios do not include expenses of the Underlying Series in which the Series invests. The expense ratio of the Underlying Series was 0.67% for Manning & Napier Pro-Blend® Conservative Term Series - Class I and 0.45% for Manning & Napier Blended Asset Conservative Series - Class R6.

6Expense ratios do not include expenses of the Underlying Series in which the Series invests. The average expense ratio of the Underlying Series was 0.67%.

7Expense ratios do not include expenses of the Underlying Series in which the Series invests. The expense ratio of the Underlying Series was 0.68%.

8Reflects activity of the Series and does not include the activity of the Underlying Series.

The accompanying notes are an integral part of the financial statements.

44

Financial Highlights

TARGET INCOME SERIES CLASS I	FOR THE YEAR ENDED
	10/31/19		10/31/18	10/31/17		10/31/16	10/31/15
Per share data (for a share outstanding throughout each year):
Net asset value - Beginning of year	$9.78		$9.92	$9.42		$9.75	$10.88

Income (loss) from investment operations:
Net investment income[1,2]	0.21		0.11	0.19		0.24	0.16
Net realized and unrealized gain (loss) on investments	0.78		(0.18)	0.48		0.04	(0.28)

Total from investment operations	0.99		(0.07)	0.67		0.28	(0.12)

Less distributions to shareholders:
From net investment income	(0.19)		(0.07)	(0.17)		(0.19)	(0.31)
From net realized gain on investments	—		—	—		(0.42)	(0.70)

Total distributions to shareholders	(0.19)		(0.07)	(0.17)		(0.61)	(1.01)

Net asset value - End of year	$10.58		$9.78	$9.92		$9.42	$9.75

Net assets - End of year (000’s omitted)	$1,091		$986	$8,260		$12,380	$26,000

Total return[3]	10.36%		(0.70% )	7.20%		3.20%	(1.21% )
Ratios (to average net assets)/Supplemental Data:
Expenses*	0.20%	[4]	0.20% [4]	0.06%	[5]	0.05% [6]	0.05% [7]
Net investment income[2]	2.07%		1.10%	2.02%		2.61%	1.65%
Series portfolio turnover[8]	12%		9%	133%		6%	16%
*The investment advisor paid a portion of the Series’ expenses. If these expenses had been incurred by the Class, the expense ratios (to average net assets) would have been increased by the following amounts:
	0.24%	[4]	0.16% [4]	0.15%	[5]	0.12% [6]	0.16% [7]

1Calculated based on average shares outstanding during the years.

2Net investment income is affected by the timing of distributions from the Underlying Series in which the Series invest. The ratios do not include net investment income of the Underlying Series in which the Series invests.

3Represents aggregate total return for the years indicated, and assumes reinvestment of all distributions. Total return would have been lower had certain expenses not been waived or reimbursed.

4Expense ratios do not include expenses of the Underlying Series in which the Series invests. The expense ratio of the Underlying Series was 0.45% for Manning & Napier Blended Asset Conservative Series - Class R6.

5Expense ratios do not include expenses of the Underlying Series in which the Series invests. The expense ratio of the Underlying Series was 0.67% for Manning & Napier Pro-Blend® Conservative Term Series - Class I and 0.45% for Manning & Napier Blended Asset Conservative Series - Class R6.

6Expense ratios do not include expenses of the Underlying Series in which the Series invests. The average expense ratio of the Underlying Series was 0.67%.

7Expense ratios do not include expenses of the Underlying Series in which the Series invests. The expense ratio of the Underlying Series was 0.68%.

8Reflects activity of the Series and does not include the activity of the Underlying Series.

The accompanying notes are an integral part of the financial statements.

45

Financial Highlights

TARGET 2015 SERIES CLASS K	FOR THE YEAR ENDED
	10/31/19		10/31/18	10/31/17		10/31/16	10/31/15
Per share data (for a share outstanding throughout each year):
Net asset value - Beginning of year	$10.95		$11.14	$10.49		$11.17	$12.07

Income (loss) from investment operations:
Net investment income[1,2]	0.19		0.05	0.12		0.11	0.12
Net realized and unrealized gain (loss) on investments	0.92		(0.18)	0.68		0.13	(0.35)

Total from investment operations	1.11		(0.13)	0.80		0.24	(0.23)

Less distributions to shareholders:
From net investment income	(0.19)		(0.06)	(0.15)		(0.12)	(0.28)
From net realized gain on investments	—		—	—		(0.80)	(0.39)

Total distributions to shareholders	(0.19)		(0.06)	(0.15)		(0.92)	(0.67)

Net asset value - End of year	$11.87		$10.95	$11.14		$10.49	$11.17

Net assets - End of year (000’s omitted)	$1,185		$1,802	$4,196		$3,274	$3,500

Total return[3]	10.35%		(1.16% )	7.70%		2.58%	(2.04% )
Ratios (to average net assets)/Supplemental Data:
Expenses*	0.45%	[4]	0.45% [4]	0.31%	[5]	0.30% [6]	0.30% [7]
Net investment income[2]	1.66%		0.49%	1.11%		1.09%	1.01%
Series portfolio turnover[8]	40%		46%	139%		49%	46%
*The investment advisor paid a portion of the Series’ expenses. If these expenses had been incurred by the Class, the expense ratios (to average net assets) would have been increased by the following amounts:
	10.60%	[4]	3.81% [4]	2.39%	[5]	1.51% [6]	1.14% [7]

TARGET 2015 SERIES CLASS R	FOR THE YEAR ENDED
	10/31/19		10/31/18	10/31/17		10/31/16	10/31/15
Per share data (for a share outstanding throughout each year):
Net asset value - Beginning of year	$11.08		$11.29	$10.51		$11.19	$12.09

Income (loss) from investment operations:
Net investment income[1,2]	0.30		0.03	0.13		0.09	0.12
Net realized and unrealized gain (loss) on investments	0.82		(0.20)	0.66		0.13	(0.39)

Total from investment operations	1.12		(0.17)	0.79		0.22	(0.27)

Less distributions to shareholders:
From net investment income	(0.15)		(0.04)	(0.01)		(0.10)	(0.24)
From net realized gain on investments	—		—	—		(0.80)	(0.39)

Total distributions to shareholders	(0.15)		(0.04)	(0.01)		(0.90)	(0.63)

Net asset value - End of year	$12.05		$11.08	$11.29		$10.51	$11.19

Net assets - End of year (000’s omitted)	$—	[9]	$38	$40		$802	$839

Total return[3]	10.31%		(1.50% )	7.47%		2.34%	(2.37% )
Ratios (to average net assets)/Supplemental Data:
Expenses*	0.70%	[4]	0.70% [4]	0.55%	[5]	0.55% [6]	0.55% [7]
Net investment income[2]	2.62%		0.28%	1.21%		0.86%	1.07%
Series portfolio turnover[8]	40%		46%	139%		49%	46%
*The investment advisor paid a portion of the Series’ expenses. If these expenses had been incurred by the Class, the expense ratios (to average net assets) would have been increased by the following amounts:
	10.62%	[4]	3.80% [4]	2.39%	[5]	1.51% [6]	1.14% [7]

1Calculated based on average shares outstanding during the years.

2Net investment income is affected by the timing of distributions from the Underlying Series in which the Series invest. The ratios do not include net investment income of the Underlying Series in which the Series invests.

3Represents aggregate total return for the years indicated, and assumes reinvestment of all distributions. Total return would have been lower had certain expenses not been waived or reimbursed.

4Expense ratios do not include expenses of the Underlying Series in which the Series invests. The expense ratios of the Underlying Series were 0.45% for Manning & Napier Blended Asset Conservative Series - Class R6 and 0.50% for Manning & Napier Blended Asset Moderate Series - Class R6.

5Expense ratios do not include expenses of the Underlying Series in which the Series invests. The expense ratios of the Underlying Series were 0.67% for Manning & Napier Pro-Blend® Conservative Term Series - Class I, 0.83% for Manning & Napier Pro-Blend® Moderate Term Series - Class I, 0.45% for Manning & Napier Blended Asset Conservative Series - Class R6 and 0.50% for Manning & Napier Blended Asset Moderate Series - Class R6.

6Expense ratios do not include expenses of the Underlying Series in which the Series invests. The expense ratios of the Underlying Series were 0.67% for Manning & Napier Pro-Blend® Conservative Term Series - Class I and 0.82% for Manning & Napier Pro-Blend® Moderate Term Series - Class I.

7Expense ratios do not include expenses of the Underlying Series in which the Series invests. The expense ratios of the Underlying Series were 0.81% for Manning & Napier Pro-Blend® Moderate Term Series - Class I and 0.82% for Manning & Napier Pro-Blend® Extended Term Series - Class I.

8Reflects activity of the Series and does not include the activity of the Underlying Series.

9Amount rounds to less than $1,000.

The accompanying notes are an integral part of the financial statements.

46

Financial Highlights

TARGET 2015 SERIES CLASS I	FOR THE YEAR ENDED
	10/31/19		10/31/18	10/31/17		10/31/16	10/31/15
Per share data (for a share outstanding throughout each year):
Net asset value - Beginning of year	$10.99		$11.19	$10.53		$11.21	$12.11

Income (loss) from investment operations:
Net investment income[1,2]	0.21		0.09	0.20		0.16	0.15
Net realized and unrealized gain (loss) on investments	0.93		(0.19)	0.63		0.11	(0.35)

Total from investment operations	1.14		(0.10)	0.83		0.27	(0.20)

Less distributions to shareholders:
From net investment income	(0.22)		(0.10)	(0.17)		(0.15)	(0.31)
From net realized gain on investments	—		—	—		(0.80)	(0.39)

Total distributions to shareholders	(0.22)		(0.10)	(0.17)		(0.95)	(0.70)

Net asset value - End of year	$11.91		$10.99	$11.19		$10.53	$11.21

Net assets - End of year (000’s omitted)	$82		$283	$324		$2,657	$5,129

Total return[3]	10.58%		(0.94% )	8.03%		2.85%	(1.78% )
Ratios (to average net assets)/Supplemental Data:
Expenses*	0.20%	[4]	0.20% [4]	0.05%	[5]	0.05% [6]	0.05% [7]
Net investment income[2]	1.80%		0.83%	1.88%		1.53%	1.28%
Series portfolio turnover[8]	40%		46%	139%		49%	46%
*The investment advisor paid a portion of the Series’ expenses. If these expenses had been incurred by the Class, the expense ratios (to average net assets) would have been increased by the following amounts:
	10.62%	[4]	3.81% [4]	2.39%	[5]	1.51% [6]	1.14% [7]

1Calculated based on average shares outstanding during the years.

2Net investment income is affected by the timing of distributions from the Underlying Series in which the Series invest. The ratios do not include net investment income of the Underlying Series in which the Series invests.

3Represents aggregate total return for the years indicated, and assumes reinvestment of all distributions. Total return would have been lower had certain expenses not been waived or reimbursed.

4Expense ratios do not include expenses of the Underlying Series in which the Series invests. The expense ratios of the Underlying Series were 0.45% for Manning & Napier Blended Asset Conservative Series - Class R6 and 0.50% for Manning & Napier Blended Asset Moderate Series - Class R6.

5Expense ratios do not include expenses of the Underlying Series in which the Series invests. The expense ratios of the Underlying Series were 0.67% for Manning & Napier Pro-Blend® Conservative Term Series - Class I, 0.83% for Manning & Napier Pro-Blend® Moderate Term Series - Class I, 0.45% for Manning & Napier Blended Asset Conservative Series - Class R6 and 0.50% for Manning & Napier Blended Asset Moderate Series - Class R6.

6Expense ratios do not include expenses of the Underlying Series in which the Series invests. The expense ratios of the Underlying Series were 0.67% for Manning & Napier Pro-Blend® Conservative Term Series - Class I and 0.82% for Manning & Napier Pro-Blend® Moderate Term Series - Class I.

7Expense ratios do not include expenses of the Underlying Series in which the Series invests. The expense ratios of the Underlying Series were 0.81% for Manning & Napier Pro-Blend® Moderate Term Series - Class I and 0.82% for Manning & Napier Pro-Blend® Extended Term Series - Class I.

8Reflects activity of the Series and does not include the activity of the Underlying Series.

The accompanying notes are an integral part of the financial statements.

47

Financial Highlights

TARGET 2020 SERIES CLASS K	FOR THE YEAR ENDED
	10/31/19		10/31/18	10/31/17		10/31/16	10/31/15
Per share data (for a share outstanding throughout each year):
Net asset value - Beginning of year	$9.21		$9.40	$8.75		$9.45	$10.77

Income (loss) from investment operations:
Net investment income[1,2]	0.23		0.04	0.09		0.09	0.11
Net realized and unrealized gain (loss) on investments	0.85		(0.19)	0.68		0.12	(0.33)

Total from investment operations	1.08		(0.15)	0.77		0.21	(0.22)

Less distributions to shareholders:
From net investment income	(0.14)		(0.04)	(0.12)		(0.10)	(0.28)
From net realized gain on investments	—		—	—		(0.81)	(0.82)

Total distributions to shareholders	(0.14)		(0.04)	(0.12)		(0.91)	(1.10)

Net asset value - End of year	$10.15		$9.21	$9.40		$8.75	$9.45

Net assets - End of year (000’s omitted)	$37,418		$75,844	$70,632		$79,236	$80,006

Total return[3]	11.93%		(1.58% )	8.91%		2.83%	(2.24% )
Ratios (to average net assets)/Supplemental Data:
Expenses*	0.45%	[4]	0.45% [4]	0.31%	[5]	0.30% [6]	0.30% [7]
Net investment income[2]	2.40%		0.44%	1.04%		1.08%	1.17%
Series portfolio turnover[8]	17%		27%	118%		16%	42%
*The investment advisor paid a portion of the Series’ expenses. If these expenses had been incurred by the Class, the expense ratios (to average net assets) would have been increased by the following amounts:
	0.22%	[4]	0.14% [4]	0.09%	[5]	0.06% [6]	0.04% [7]

TARGET 2020 SERIES CLASS R	FOR THE YEAR ENDED
	10/31/19		10/31/18	10/31/17		10/31/16	10/31/15
Per share data (for a share outstanding throughout each year):
Net asset value - Beginning of year	$9.08		$9.28	$8.64		$9.34	$10.60

Income (loss) from investment operations:
Net investment income[1,2]	0.12		0.02	0.06		0.09	0.12
Net realized and unrealized gain (loss) on investments	0.92		(0.19)	0.68		0.09	(0.32)

Total from investment operations	1.04		(0.17)	0.74		0.18	(0.20)

Less distributions to shareholders:
From net investment income	(0.13)		(0.03)	(0.10)		(0.07)	(0.24)
From net realized gain on investments	—		—	—		(0.81)	(0.82)

Total distributions to shareholders	(0.13)		(0.03)	(0.10)		(0.88)	(1.06)

Net asset value - End of year	$9.99		$9.08	$9.28		$8.64	$9.34

Net assets - End of year (000’s omitted)	$14,937		$13,814	$10,851		$4,553	$8,193

Total return[3]	11.59%		(1.85% )	8.69%		2.56%	(2.13% )
Ratios (to average net assets)/Supplemental Data:
Expenses*	0.70%	[4]	0.70% [4]	0.56%	[5]	0.55% [6]	0.55% [7]
Net investment income[2]	1.22%		0.17%	0.63%		1.04%	1.24%
Series portfolio turnover[8]	17%		27%	118%		16%	42%
*The investment advisor paid a portion of the Series’ expenses. If these expenses had been incurred by the Class, the expense ratios (to average net assets) would have been increased by the following amounts:
	0.17%	[4]	0.04% [4]	0.09%	[5]	0.06% [6]	0.04% [7]
1Calculated based on average shares outstanding during the years.

2Net investment income is affected by the timing of distributions from the Underlying Series in which the Series invest. The ratios do not include net investment income of the Underlying Series in which the Series invests.

3Represents aggregate total return for the years indicated, and assumes reinvestment of all distributions. Total return would have been lower had certain expenses not been waived or reimbursed.

4Expense ratios do not include expenses of the Underlying Series in which the Series invests. The expense ratios of the Underlying Series were 0.55% for Manning & Napier Blended Asset Extended Series - Class R6 and 0.50% for Manning & Napier Blended Asset Moderate Series - Class R6.

5Expense ratios do not include expenses of the Underlying Series in which the Series invests. The expense ratios of the Underlying Series were 0.83% for Manning & Napier Pro-Blend® Extended Term Series - Class I, 0.83% for Manning & Napier Pro-Blend® Moderate Term Series - Class I, 0.55% for Manning & Napier Blended Asset Extended Series -Class R6 and 0.50% for Manning & Napier Blended Asset Moderate Series - Class R6.

6Expense ratios do not include expenses of the Underlying Series in which the Series invests. The expense ratios of the Underlying Series were 0.82% for Manning & Napier Pro-Blend® Moderate Term Series - Class I and 0.82% for Manning & Napier Pro-Blend® Extended Term Series - Class I.

7Expense ratios do not include expenses of the Underlying Series in which the Series invests. The expense ratios of the Underlying Series were 0.81% for Manning & Napier Pro-Blend® Moderate Term Series - Class I and 0.82% for Manning & Napier Pro-Blend® Extended Term Series - Class I.

8Reflects activity of the Series and does not include the activity of the Underlying Series.

The accompanying notes are an integral part of the financial statements.

48

Financial Highlights

TARGET 2020 SERIES CLASS I	FOR THE YEAR ENDED
	10/31/19		10/31/18	10/31/17		10/31/16	10/31/15
Per share data (for a share outstanding throughout each year):
Net asset value - Beginning of year	$9.26		$9.45	$8.79		$9.50	$10.81

Income (loss) from investment operations:
Net investment income[1,2]	0.17		0.08	0.13		0.13	0.13
Net realized and unrealized gain (loss) on investments	0.95		(0.21)	0.67		0.09	(0.31)

Total from investment operations	1.12		(0.13)	0.80		0.22	(0.18)

Less distributions to shareholders:
From net investment income	(0.16)		(0.06)	(0.14)		(0.12)	(0.31)
From net realized gain on investments	—		—	—		(0.81)	(0.82)

Total distributions to shareholders	(0.16)		(0.06)	(0.14)		(0.93)	(1.13)

Net asset value - End of year	$10.22		$9.26	$9.45		$8.79	$9.50

Net assets - End of year (000’s omitted)	$4,019		$3,994	$33,056		$46,194	$74,947

Total return[3]	12.29%		(1.43% )	9.28%		2.97%	(1.87% )
Ratios (to average net assets)/Supplemental Data:
Expenses*	0.20%	[4]	0.20% [4]	0.06%	[5]	0.05% [6]	0.05% [7]
Net investment income[2]	1.74%		0.84%	1.44%		1.55%	1.33%
Series portfolio turnover[8]	17%		27%	118%		16%	42%
*The investment advisor paid a portion of the Series’ expenses. If these expenses had been incurred by the Class, the expense ratios (to average net assets) would have been increased by the following amounts:
	0.32%	[4]	0.17% [4]	0.09%	[5]	0.06% [6]	0.04% [7]

1Calculated based on average shares outstanding during the years.

2Net investment income is affected by the timing of distributions from the Underlying Series in which the Series invest. The ratios do not include net investment income of the Underlying Series in which the Series invests.

3Represents aggregate total return for the years indicated, and assumes reinvestment of all distributions. Total return would have been lower had certain expenses not been waived or reimbursed.

4Expense ratios do not include expenses of the Underlying Series in which the Series invests. The expense ratios of the Underlying Series were 0.55% for Manning & Napier Blended Asset Extended Series - Class R6 and 0.50% for Manning & Napier Blended Asset Moderate Series - Class R6.

5Expense ratios do not include expenses of the Underlying Series in which the Series invests. The expense ratios of the Underlying Series were 0.83% for Manning & Napier Pro-Blend® Extended Term Series - Class I, 0.83% for Manning & Napier Pro-Blend® Moderate Term Series - Class I, 0.55% for Manning & Napier Blended Asset Extended Series - Class R6 and 0.50% for Manning & Napier Blended Asset Moderate Series - Class R6.

6Expense ratios do not include expenses of the Underlying Series in which the Series invests. The expense ratios of the Underlying Series were 0.82% for Manning & Napier Pro-Blend® Moderate Term Series - Class I and 0.82% for Manning & Napier Pro-Blend® Extended Term Series - Class I.

7Expense ratios do not include expenses of the Underlying Series in which the Series invests. The expense ratios of the Underlying Series were 0.81% for Manning & Napier Pro-Blend® Moderate Term Series - Class I and 0.82% for Manning & Napier Pro-Blend® Extended Term Series - Class I.

8Reflects activity of the Series and does not include the activity of the Underlying Series.

The accompanying notes are an integral part of the financial statements.

49

Financial Highlights

TARGET 2025 SERIES CLASS K	FOR THE YEAR ENDED
	10/31/19	10/31/18	10/31/17		10/31/16	10/31/15
Per share data (for a share outstanding throughout each year):
Net asset value - Beginning of year	$11.73	$11.97	$11.02		$11.82	$13.01

Income (loss) from investment operations:
Net investment income[1,2]	0.16	0.04	0.10		0.12	0.12
Net realized and unrealized gain (loss) on investments	1.25	(0.22)	1.01		0.15	(0.40)

Total from investment operations	1.41	(0.18)	1.11		0.27	(0.28)

Less distributions to shareholders:
From net investment income	(0.18)	(0.05)	(0.16)		(0.13)	(0.43)
From net realized gain on investments	(0.03)	(0.01)	—		(0.94)	(0.48)

Total distributions to shareholders	(0.21)	(0.06)	(0.16)		(1.07)	(0.91)

Net asset value - End of year	$12.93	$11.73	$11.97		$11.02	$11.82

Net assets - End of year (000’s omitted)	$43,163	$34,659	$25,591		$13,381	$11,896

Total return[3]	12.26%	(1.58% )	10.23%		2.86%	(2.31% )
Ratios (to average net assets)/Supplemental Data:
Expenses*	0.45% [4]	0.45% [4]	0.31%	[5]	0.30% [6]	0.30% [7]
Net investment income[2]	1.31%	0.37%	0.86%		1.08%	1.01%
Series portfolio turnover[8]	20%	25%	208%		51%	27%
*The investment advisor paid a portion of the Series’ expenses. If these expenses had been incurred by the Class, the expense ratios (to average net assets) would have been increased by the following amounts:
	0.21% [4]	0.28% [4]	0.43%	[5]	0.33% [6]	0.39% [7]

TARGET 2025 SERIES CLASS R	FOR THE YEAR ENDED
	10/31/19	10/31/18	10/31/17		10/31/16	10/31/15
Per share data (for a share outstanding throughout each year):
Net asset value - Beginning of year	$11.75	$12.00	$11.05		$11.86	$13.02

Income (loss) from investment operations:
Net investment income[1,2]	0.14	0.02	0.04		0.09	0.13
Net realized and unrealized gain (loss) on investments	1.25	(0.23)	1.04		0.14	(0.43)

Total from investment operations	1.39	(0.21)	1.08		0.23	(0.30)

Less distributions to shareholders:
From net investment income	(0.16)	(0.03)	(0.13)		(0.10)	(0.38)
From net realized gain on investments	(0.03)	(0.01)	—		(0.94)	(0.48)

Total distributions to shareholders	(0.19)	(0.04)	(0.13)		(1.04)	(0.86)

Net asset value - End of year	$12.95	$11.75	$12.00		$11.05	$11.86

Net assets - End of year (000’s omitted)	$24,305	$23,317	$12,693		$1,671	$2,101

Total return[3]	11.99%	(1.78% )	9.94%		2.50%	(2.44% )
Ratios (to average net assets)/Supplemental Data:
Expenses*	0.70% [4]	0.70% [4]	0.55%	[5]	0.55% [6]	0.55% [7]
Net investment income[2]	1.13%	0.16%	0.30%		0.87%	1.07%
Series portfolio turnover[8]	20%	25%	208%		51%	27%
*The investment advisor paid a portion of the Series’ expenses. If these expenses had been incurred by the Class, the expense ratios (to average net assets) would have been increased by the following amounts:
	0.20% [4]	0.24% [4]	0.43%	[5]	0.33% [6]	0.39% [7]

1Calculated based on average shares outstanding during the years.

2Net investment income is affected by the timing of distributions from the Underlying Series in which the Series invest. The ratios do not include net investment income of the Underlying Series in which the Series invests.

3Represents aggregate total return for the years indicated, and assumes reinvestment of all distributions. Total return would have been lower had certain expenses not been waived or reimbursed.

4Expense ratios do not include expenses of the Underlying Series in which the Series invests. The expense ratios of the Underlying Series were 0.55% for Manning & Napier Blended Asset Extended Series - Class R6 and 0.50% for Manning & Napier Blended Asset Moderate Series - Class R6.

5Expense ratios do not include expenses of the Underlying Series in which the Series invests. The expense ratios of the Underlying Series were 0.83% for Manning & Napier Pro-Blend® Extended Term Series - Class I, 0.83% for Manning & Napier Pro-Blend® Moderate Term Series - Class I, 0.55% for Manning & Napier Blended Asset Extended Series - Class R6 and 0.50% for Manning & Napier Blended Asset Moderate Series - Class R6.

6Expense ratios do not include expenses of the Underlying Series in which the Series invests. The expense ratios of the Underlying Series were 0.82% for Manning & Napier Pro-Blend® Moderate Term Series - Class I and 0.82% for Manning & Napier Pro-Blend® Extended Term Series - Class I.

7Expense ratios do not include expenses of the Underlying Series in which the Series invests. The expense ratios of the Underlying Series were 0.82% for Manning & Napier Pro-Blend® Extended Term Series - Class I and 0.83% for Manning & Napier Pro-Blend® Maximum Term Series - Class I.

8Reflects activity of the Series and does not include the activity of the Underlying Series.

The accompanying notes are an integral part of the financial statements.

50

Financial Highlights

TARGET 2025 SERIES CLASS I	FOR THE YEAR ENDED
	10/31/19	10/31/18	10/31/17		10/31/16	10/31/15
Per share data (for a share outstanding throughout each year):
Net asset value - Beginning of year	$11.71	$11.94	$10.99		$11.80	$12.98

Income (loss) from investment operations:
Net investment income[1,2]	0.21	0.08	0.19		0.15	0.16
Net realized and unrealized gain (loss) on investments	1.24	(0.23)	0.95		0.14	(0.40)

Total from investment operations	1.45	(0.15)	1.14		0.29	(0.24)

Less distributions to shareholders:
From net investment income	(0.20)	(0.07)	(0.19)		(0.16)	(0.46)
From net realized gain on investments	(0.03)	(0.01)	—		(0.94)	(0.48)

Total distributions to shareholders	(0.23)	(0.08)	(0.19)		(1.10)	(0.94)

Net asset value - End of year	$12.93	$11.71	$11.94		$10.99	$11.80

Net assets - End of year (000’s omitted)	$1,365	$1,386	$2,123		$15,384	$15,539

Total return[3]	12.59%	(1.33% )	10.52%		3.04%	(2.00% )
Ratios (to average net assets)/Supplemental Data:
Expenses*	0.20% [4]	0.20% [4]	0.05%	[5]	0.05% [6]	0.05% [7]
Net investment income[2]	1.74%	0.69%	1.71%		1.38%	1.29%
Series portfolio turnover[8]	20%	25%	208%		51%	27%
*The investment advisor paid a portion of the Series’ expenses. If these expenses had been incurred by the Class, the expense ratios (to average net assets) would have been increased by the following amounts:
	0.34% [4]	0.37% [4]	0.43%	[5]	0.33% [6]	0.39% [7]

1Calculated based on average shares outstanding during the years.

2Net investment income is affected by the timing of distributions from the Underlying Series in which the Series invest. The ratios do not include net investment income of the Underlying Series in which the Series invests.

3Represents aggregate total return for the years indicated, and assumes reinvestment of all distributions. Total return would have been lower had certain expenses not been waived or reimbursed.

4Expense ratios do not include expenses of the Underlying Series in which the Series invests. The expense ratios of the Underlying Series were 0.55% for Manning & Napier Blended Asset Extended Series - Class R6 and 0.50% for Manning & Napier Blended Asset Moderate Series - Class R6.

5Expense ratios do not include expenses of the Underlying Series in which the Series invests. The expense ratios of the Underlying Series were 0.83% for Manning & Napier Pro-Blend® Extended Term Series - Class I, 0.83% for Manning & Napier Pro-Blend® Moderate Term Series - Class I, 0.55% for Manning & Napier Blended Asset Extended Series -Class R6 and 0.50% for Manning & Napier Blended Asset Moderate Series - Class R6.

6Expense ratios do not include expenses of the Underlying Series in which the Series invests. The expense ratios of the Underlying Series were 0.82% for Manning & Napier Pro-Blend® Moderate Term Series - Class I and 0.82% for Manning & Napier Pro-Blend® Extended Term Series - Class I.

7Expense ratios do not include expenses of the Underlying Series in which the Series invests. The expense ratios of the Underlying Series were 0.82% for Manning & Napier Pro-Blend® Extended Term Series - Class I and 0.83% for Manning & Napier Pro-Blend® Maximum Term Series - Class I.

8Reflects activity of the Series and does not include the activity of the Underlying Series.

The accompanying notes are an integral part of the financial statements.

51

Financial Highlights

TARGET 2030 SERIES CLASS K	FOR THE YEAR ENDED
	10/31/19	10/31/18	10/31/17		10/31/16	10/31/15
Per share data (for a share outstanding throughout each year):
Net asset value - Beginning of year	$9.40	$9.52	$8.59		$9.78	$11.52

Income (loss) from investment operations:
Net investment income[1,2]	0.19	0.03	0.08		0.08	0.11
Net realized and unrealized gain (loss) on investments	0.95	(0.12)	0.98		0.13	(0.34)

Total from investment operations	1.14	(0.09)	1.06		0.21	(0.23)

Less distributions to shareholders:
From net investment income	(0.18)	(0.03)	(0.13)		(0.09)	(0.44)
From net realized gain on investments	(0.02)	—	—		(1.31)	(1.07)

Total distributions to shareholders	(0.20)	(0.03)	(0.13)		(1.40)	(1.51)

Net asset value - End of year	$10.34	$9.40	$9.52		$8.59	$9.78

Net assets - End of year (000’s omitted)	$47,195	$93,346	$89,018		$79,527	$79,169

Total return[3]	12.54%	(0.93% )	12.49%		3.12%	(2.33% )
Ratios (to average net assets)/Supplemental Data:
Expenses*	0.45% [4]	0.45% [4]	0.31%	[5]	0.30% [6]	0.30% [6]
Net investment income[2]	1.91%	0.31%	0.89%		0.94%	1.11%
Series portfolio turnover[7]	19%	29%	130%		22%	38%
*The investment advisor paid a portion of the Series’ expenses. If these expenses had been incurred by the Class, the expense ratios (to average net assets) would have been increased by the following amounts:
	0.20% [4]	0.13% [4]	0.08%	[5]	0.06% [6]	0.04% [6]

TARGET 2030 SERIES CLASS R	FOR THE YEAR ENDED
	10/31/19	10/31/18	10/31/17		10/31/16	10/31/15
Per share data (for a share outstanding throughout each year):
Net asset value - Beginning of year	$9.30	$9.43	$8.51		$9.70	$11.37

Income (loss) from investment operations:
Net investment income[1,2]	0.09	0.01	0.05		0.07	0.10
Net realized and unrealized gain (loss) on investments	1.03	(0.12)	0.98		0.12	(0.30)

Total from investment operations	1.12	(0.11)	1.03		0.19	(0.20)

Less distributions to shareholders:
From net investment income	(0.17)	(0.02)	(0.11)		(0.07)	(0.40)
From net realized gain on investments	(0.02)	—	—		(1.31)	(1.07)

Total distributions to shareholders	(0.19)	(0.02)	(0.11)		(1.38)	(1.47)

Net asset value - End of year	$10.23	$9.30	$9.43		$8.51	$9.70

Net assets - End of year (000’s omitted)	$24,708	$22,413	$14,500		$7,832	$11,115

Total return[3]	12.38%	(1.15% )	12.20%		2.85%	(2.11% )
Ratios (to average net assets)/Supplemental Data:
Expenses*	0.70% [4]	0.70% [4]	0.56%	[5]	0.55% [6]	0.55% [6]
Net investment income[2]	0.92%	0.08%	0.59%		0.84%	0.95%
Series portfolio turnover[7]	19%	29%	130%		22%	38%
*The investment advisor paid a portion of the Series’ expenses. If these expenses had been incurred by the Class, the expense ratios (to average net assets) would have been increased by the following amounts:
	0.13% [4]	0.03% [4]	0.08%	[5]	0.06% [6]	0.04% [6]

1Calculated based on average shares outstanding during the years.

2Net investment income is affected by the timing of distributions from the Underlying Series in which the Series invest. The ratios do not include net investment income of the Underlying Series in which the Series invests.

3Represents aggregate total return for the years indicated, and assumes reinvestment of all distributions. Total return would have been lower had certain expenses not been waived or reimbursed.

4Expense ratios do not include expenses of the Underlying Series in which the Series invests. The expense ratio of the Underlying Series were 0.55% for Manning & Napier Blended Asset Extended Series - Class R6 and 0.55% for Manning & Napier Blended Asset Maximum Series - Class R6.

5Expense ratios do not include expenses of the Underlying Series in which the Series invests. The expense ratios of the Underlying Series were 0.83% for Manning & Napier Pro-Blend® Extended Term Series - Class I, 0.85% for Manning & Napier Pro-Blend® Maximum Term Series - Class I, 0.55% for Manning & Napier Blended Asset Extended Series - Class R6 and 0.55% for Manning & Napier Blended Asset Maximum Series - Class R6.

6Expense ratios do not include expenses of the Underlying Series in which the Series invests. The expense ratios of the Underlying Series were 0.82% for Manning & Napier Pro-Blend® Extended Term Series - Class I and 0.83% for Manning & Napier Pro-Blend® Maximum Term Series - Class I.

7Reflects activity of the Series and does not include the activity of the Underlying Series.

The accompanying notes are an integral part of the financial statements.

52

Financial Highlights

TARGET 2030 SERIES CLASS I	FOR THE YEAR ENDED
	10/31/19	10/31/18	10/31/17		10/31/16	10/31/15
Per share data (for a share outstanding throughout each year):
Net asset value - Beginning of year	$9.51	$9.62	$8.68		$9.87	$11.61

Income (loss) from investment operations:
Net investment income[1,2]	0.14	0.06	0.12		0.12	0.12
Net realized and unrealized gain (loss) on investments	1.05	(0.12)	0.97		0.11	(0.32)

Total from investment operations	1.19	(0.06)	1.09		0.23	(0.20)

Less distributions to shareholders:
From net investment income	(0.20)	(0.05)	(0.15)		(0.11)	(0.47)
From net realized gain on investments	(0.02)	—	—		(1.31)	(1.07)

Total distributions to shareholders	(0.22)	(0.05)	(0.15)		(1.42)	(1.54)

Net asset value - End of year	$10.48	$9.51	$9.62		$8.68	$9.87

Net assets - End of year (000’s omitted)	$6,930	$5,721	$38,110		$53,551	$75,870

Total return[3]	12.94%	(0.65% )	12.76%		3.38%	(2.02% )
Ratios (to average net assets)/Supplemental Data:
Expenses*	0.20% [4]	0.20% [4]	0.06%	[5]	0.05% [6]	0.05% [6]
Net investment income[2]	1.39%	0.66%	1.30%		1.36%	1.22%
Series portfolio turnover[7]	19%	29%	130%		22%	38%
*The investment advisor paid a portion of the Series’ expenses. If these expenses had been incurred by the Class, the expense ratios (to average net assets) would have been increased by the following amounts:
	0.27% [4]	0.15% [4]	0.08%	[5]	0.06% [6]	0.04% [6]

1Calculated based on average shares outstanding during the years.

2Net investment income is affected by the timing of distributions from the Underlying Series in which the Series invest. The ratios do not include net investment income of the Underlying Series in which the Series invests.

3Represents aggregate total return for the years indicated, and assumes reinvestment of all distributions. Total return would have been lower had certain expenses not been waived or reimbursed.

4Expense ratios do not include expenses of the Underlying Series in which the Series invests. The expense ratio of the Underlying Series were 0.55% for Manning & Napier Blended Asset Extended Series - Class R6 and 0.55% for Manning & Napier Blended Asset Maximum Series - Class R6.

5Expense ratios do not include expenses of the Underlying Series in which the Series invests. The expense ratios of the Underlying Series were 0.83% for Manning & Napier Pro-Blend® Extended Term Series - Class I, 0.85% for Manning & Napier Pro-Blend® Maximum Term Series - Class I, 0.55% for Manning & Napier Blended Asset Extended Series - Class R6 and 0.55% for Manning & Napier Blended Asset Maximum Series - Class R6.

6Expense ratios do not include expenses of the Underlying Series in which the Series invests. The expense ratios of the Underlying Series were 0.82% for Manning & Napier Pro-Blend® Extended Term Series - Class I and 0.83% for Manning & Napier Pro-Blend® Maximum Term Series - Class I.

7Reflects activity of the Series and does not include the activity of the Underlying Series.

The accompanying notes are an integral part of the financial statements.

53

Financial Highlights

TARGET 2035 SERIES CLASS K	FOR THE YEAR ENDED
	10/31/19	10/31/18		10/31/17	10/31/16	10/31/15
Per share data (for a share outstanding throughout each year):
Net asset value - Beginning of year	$12.46	$12.66		$11.30	$12.32	$13.71

Income (loss) from investment operations:
Net investment income[1,2]	0.12	0.03		0.08	0.08	0.11
Net realized and unrealized gain (loss) on investments	1.40	(0.03)		1.50	0.21	(0.38)

Total from investment operations	1.52	—	[3]	1.58	0.29	(0.27)

Less distributions to shareholders:
From net investment income	(0.36)	(0.04)		(0.15)	(0.10)	(0.61)
From net realized gain on investments	(0.10)	(0.16)		(0.07)	(1.21)	(0.51)

Total distributions to shareholders	(0.46)	(0.20)		(0.22)	(1.31)	(1.12)

Net asset value - End of year	$13.52	$12.46		$12.66	$11.30	$12.32

Net assets - End of year (000’s omitted)	$27,945	$20,918		$18,235	$11,745	$8,979

Total return[4]	12.89%	(0.01%	)	14.32%	3.13%	(2.20% )
Ratios (to average net assets)/Supplemental Data:
Expenses*	0.45% [5]	0.45%	[5]	0.31% [6]	0.30% [7]	0.30% [7]
Net investment income[2]	0.97%	0.23%		0.67%	0.71%	0.86%
Series portfolio turnover[8]	14%	32%		173%	22%	26%
*The investment advisor paid a portion of the Series’ expenses. If these expenses had been incurred by the Class, the expense ratios (to average net assets) would have been increased by the following amounts:
	0.41% [5]	0.49%	[5]	0.54% [6]	0.43% [7]	0.52% [7]

TARGET 2035 SERIES CLASS R	FOR THE YEAR ENDED
	10/31/19	10/31/18	10/31/17	10/31/16	10/31/15
Per share data (for a share outstanding throughout each year):
Net asset value - Beginning of year	$12.49	$12.70	$11.33	$12.34	$13.72

Income (loss) from investment operations:
Net investment income[1,2]	0.10	— [3]	0.03	0.06	0.08
Net realized and unrealized gain (loss) on investments	1.39	(0.02)	1.52	0.21	(0.38)

Total from investment operations	1.49	(0.02)	1.55	0.27	(0.30)

Less distributions to shareholders:
From net investment income	(0.34)	(0.03)	(0.11)	(0.07)	(0.57)
From net realized gain on investments	(0.10)	(0.16)	(0.07)	(1.21)	(0.51)

Total distributions to shareholders	(0.44)	(0.19)	(0.18)	(1.28)	(1.08)

Net asset value - End of year	$13.54	$12.49	$12.70	$11.33	$12.34

Net assets - End of year (000’s omitted)	$19,217	$15,631	$7,112	$2,057	$2,337

Total return[4]	12.56%	(0.18% )	13.96%	2.92%	(2.44% )
Ratios (to average net assets)/Supplemental Data:
Expenses*	0.70% [5]	0.70% [5]	0.55% [6]	0.55% [7]	0.55% [7]
Net investment income[2]	0.74%	0.01%	0.23%	0.50%	0.66%
Series portfolio turnover[8]	14%	32%	173%	22%	26%
*The investment advisor paid a portion of the Series’ expenses. If these expenses had been incurred by the Class, the expense ratios (to average net assets) would have been increased by the following amounts:
	0.38% [5]	0.43% [5]	0.54% [6]	0.43% [7]	0.52% [7]

1Calculated based on average shares outstanding during the years.

2Net investment income is affected by the timing of distributions from the Underlying Series in which the Series invest. The ratios do not include net investment income of the Underlying Series in which the Series invests.

3Less than $0.01.

4Represents aggregate total return for the year indicated, and assumes reinvestment of all distributions. Total return would have been lower had certain expenses not been waived or reimbursed.

5Expense ratios do not include expenses of the Underlying Series in which the Series invests. The expense ratio of the Underlying Series were 0.55% for Manning & Napier Blended Asset Extended Series - Class R6 and 0.55% for Manning & Napier Blended Asset Maximum Series - Class R6.

6Expense ratios do not include expenses of the Underlying Series in which the Series invests. The expense ratios of the Underlying Series were 0.83% for Manning & Napier Pro-Blend® Extended Term Series - Class I, 0.85% for Manning & Napier Pro-Blend® Maximum Term Series - Class I, 0.55% for Manning & Napier Blended Asset Extended Series - Class R6 and 0.55% for Manning & Napier Blended Asset Maximum Series - Class R6.

7Expense ratios do not include expenses of the Underlying Series in which the Series invests. The expense ratios of the Underlying Series were 0.82% for Manning & Napier Pro-Blend® Extended Term Series - Class I and 0.83% for Manning & Napier Pro-Blend® Maximum Term Series - Class I.

8Reflects activity of the Series and does not include the activity of the Underlying Series.

9Expense ratios do not include expenses of the Underlying Series in which the Series invests. The expense ratios of the Underlying Series were 0.81% for Manning & Napier Pro-Blend® Extended Term Series - Class I and 0.82% for Manning & Napier Pro-Blend® Maximum Term Series - Class I.

The accompanying notes are an integral part of the financial statements.

54

Financial Highlights

TARGET 2035 SERIES CLASS I	FOR THE YEAR ENDED
	10/31/19	10/31/18	10/31/17	10/31/16	10/31/15
Per share data (for a share outstanding throughout each year):
Net asset value - Beginning of year	$12.52	$12.71	$11.35	$12.36	$13.75

Income (loss) from investment operations:
Net investment income[1,2]	0.16	0.07	0.16	0.11	0.14
Net realized and unrealized gain (loss) on investments	1.41	(0.04)	1.45	0.21	(0.38)

Total from investment operations	1.57	0.03	1.61	0.32	(0.24)

Less distributions to shareholders:
From net investment income	(0.38)	(0.06)	(0.18)	(0.12)	(0.64)
From net realized gain on investments	(0.10)	(0.16)	(0.07)	(1.21)	(0.51)

Total distributions to shareholders	(0.48)	(0.22)	(0.25)	(1.33)	(1.15)

Net asset value - End of year	$13.61	$12.52	$12.71	$11.35	$12.36

Net assets - End of year (000’s omitted)	$762	$760	$964	$11,455	$10,993

Total return[3]	13.20%	0.27%	14.53%	3.45%	(1.98% )
Ratios (to average net assets)/Supplemental Data:
Expenses*	0.20% [4]	0.20% [4]	0.05% [5]	0.05% [6]	0.05% [6]
Net investment income[2]	1.24%	0.54%	1.37%	1.01%	1.07%
Series portfolio turnover[7]	14%	32%	173%	22%	26%
*The investment advisor paid a portion of the Series’ expenses. If these expenses had been incurred by the Class, the expense ratios (to average net assets) would have been increased by the following amounts:
	0.52% [4]	0.56% [4]	0.54% [5]	0.43% [6]	0.52% [6]

1Calculated based on average shares outstanding during the years.

2Net investment income is affected by the timing of distributions from the Underlying Series in which the Series invest. The ratios do not include net investment income of the Underlying Series in which the Series invests.

3Represents aggregate total return for the years indicated, and assumes reinvestment of all distributions. Total return would have been lower had certain expenses not been waived or reimbursed.

4Expense ratios do not include expenses of the Underlying Series in which the Series invests. The expense ratio of the Underlying Series were 0.55% for Manning & Napier Blended Asset Extended Series - Class R6 and 0.55% for Manning & Napier Blended Asset Maximum Series - Class R6.

5Expense ratios do not include expenses of the Underlying Series in which the Series invests. The expense ratios of the Underlying Series were 0.83% for Manning & Napier Pro-Blend® Extended Term Series - Class I, 0.85% for Manning & Napier Pro-Blend® Maximum Term Series - Class I, 0.55% for Manning & Napier Blended Asset Extended Series - Class R6 and 0.55% for Manning & Napier Blended Asset Maximum Series - Class R6.

6Expense ratios do not include expenses of the Underlying Series in which the Series invests. The expense ratios of the Underlying Series were 0.82% for Manning & Napier Pro-Blend® Extended Term Series - Class I and 0.83% for Manning & Napier Pro-Blend® Maximum Term Series - Class I.

7Reflects activity of the Series and does not include the activity of the Underlying Series.

The accompanying notes are an integral part of the financial statements.

55

Financial Highlights

TARGET 2040 SERIES CLASS K	FOR THE YEAR ENDED
	10/31/19	10/31/18		10/31/17		10/31/16	10/31/15
Per share data (for a share outstanding throughout each year):
Net asset value - Beginning of year	$9.90	$10.01		$8.73		$10.13	$12.50

Income (loss) from investment operations:
Net investment income[1,2]	0.13	0.02		0.05		0.05	0.09
Net realized and unrealized gain (loss) on investments	1.03	0.08		1.34		0.16	(0.32)

Total from investment operations	1.16	0.10		1.39		0.21	(0.23)

Less distributions to shareholders:
From net investment income	(0.39)	(0.02)		(0.11)		(0.06)	(0.61)
From net realized gain on investments	(0.29)	(0.19)		—		(1.55)	(1.53)

Total distributions to shareholders	(0.68)	(0.21)		(0.11)		(1.61)	(2.14)

Net asset value - End of year	$10.38	$9.90		$10.01		$8.73	$10.13

Net assets - End of year (000’s omitted)	$31,637	$55,271		$52,397		$55,920	$51,931

Total return[3]	12.90%	1.01%		16.08%		3.24%	(2.30% )
Ratios (to average net assets)/Supplemental Data:
Expenses*	0.45% [4]	0.45%	[4]	0.31%	[5]	0.30% [6]	0.30% [6]
Net investment income[2]	1.36%	0.19%		0.54%		0.57%	0.80%
Series portfolio turnover[7]	24%	36%		127%		26%	45%
*The investment advisor paid a portion of the Series’ expenses. If these expenses had been incurred by the Class, the expense ratios (to average net assets) would have been increased by the following amounts:
	0.36% [4]	0.22%	[4]	0.14%	[5]	0.10% [6]	0.08% [6]

TARGET 2040 SERIES CLASS R	FOR THE YEAR ENDED
	10/31/19	10/31/18		10/31/17		10/31/16	10/31/15
Per share data (for a share outstanding throughout each year):
Net asset value - Beginning of year	$9.81	$9.93		$8.66		$10.06	$12.33

Income (loss) from investment operations:
Net investment income (loss)[1,2]	0.06	—	[8]	0.02		0.03	0.07
Net realized and unrealized gain (loss) on investments	1.06	0.09		1.34		0.15	(0.24)

Total from investment operations	1.12	0.09		1.36		0.18	(0.17)

Less distributions to shareholders:
From net investment income	(0.37)	(0.02)		(0.09)		(0.03)	(0.57)
From net realized gain on investments	(0.29)	(0.19)		—		(1.55)	(1.53)

Total distributions to shareholders	(0.66)	(0.21)		(0.09)		(1.58)	(2.10)

Net asset value - End of year	$10.27	$9.81		$9.93		$8.66	$10.06

Net assets - End of year (000’s omitted)	$17,294	$14,956		$7,946		$4,653	$5,226

Total return[3]	12.64%	0.82%		15.83%		2.94%	(1.91% )
Ratios (to average net assets)/Supplemental Data:
Expenses*	0.70% [4]	0.70%	[4]	0.56%	[5]	0.55% [6]	0.55% [6]
Net investment income (loss)[2]	0.62%	(0.05%	)	0.25%		0.36%	0.62%
Series portfolio turnover[7]	24%	36%		127%		26%	45%
*The investment advisor paid a portion of the Series’ expenses. If these expenses had been incurred by the Class, the expense ratios (to average net assets) would have been increased by the following amounts:
	0.29% [4]	0.11%	[4]	0.14%	[5]	0.10% [6]	0.08% [6]

1Calculated based on average shares outstanding during the years.

2Net investment income is affected by the timing of distributions from the Underlying Series in which the Series invest. The ratios do not include net investment income of the Underlying Series in which the Series invests.

3Represents aggregate total return for the years indicated, and assumes reinvestment of all distributions. Total return would have been lower had certain expenses not been waived or reimbursed during the years.

4Expense ratios do not include expenses of the Underlying Series in which the Series invests. The expense ratio of the Underlying Series were 0.55% for Manning & Napier Blended Asset Extended Series - Class R6 and 0.55% for Manning & Napier Blended Asset Maximum Series - Class R6.

5Expense ratios do not include expenses of the Underlying Series in which the Series invests. The expense ratios of the Underlying Series were 0.83% for Manning & Napier Pro-Blend® Extended Term Series - Class I, 0.85% for Manning & Napier Pro-Blend® Maximum Term Series - Class I, 0.55% for Manning & Napier Blended Asset Extended Series - Class R6 and 0.55% for Manning & Napier Blended Asset Maximum Series - Class R6.

6Expense ratios do not include expenses of the Underlying Series in which the Series invests. The expense ratios of the Underlying Series were 0.82% for Manning & Napier Pro-Blend® Extended Term Series - Class I and 0.83% for Manning & Napier Pro-Blend® Maximum Term Series - Class I.

7Reflects activity of the Series and does not include the activity of the Underlying Series.

8Less than $0.01.

The accompanying notes are an integral part of the financial statements.

56

Financial Highlights

TARGET 2040 SERIES CLASS I	FOR THE YEAR ENDED
	10/31/19	10/31/18	10/31/17		10/31/16	10/31/15
Per share data (for a share outstanding throughout each year):
Net asset value - Beginning of year	$10.00	$10.10	$8.81		$10.20	$12.58

Income (loss) from investment operations:
Net investment income[1,2]	0.11	0.06	0.09		0.09	0.10
Net realized and unrealized gain (loss) on investments	1.09	0.07	1.33		0.15	(0.30)

Total from investment operations	1.20	0.13	1.42		0.24	(0.20)

Less distributions to shareholders:
From net investment income	(0.41)	(0.04)	(0.13)		(0.08)	(0.65)
From net realized gain on investments	(0.29)	(0.19)	—		(1.55)	(1.53)

Total distributions to shareholders	(0.70)	(0.23)	(0.13)		(1.63)	(2.18)

Net asset value - End of year	$10.50	$10.00	$10.10		$8.81	$10.20

Net assets - End of year (000’s omitted)	$2,913	$2,701	$23,656		$27,895	$43,552

Total return[3]	13.24%	1.26%	16.36%		3.60%	(2.08% )
Ratios (to average net assets)/Supplemental Data:
Expenses*	0.20% [4]	0.20% [4]	0.06%	[5]	0.05% [6]	0.05% [6]
Net investment income[2]	1.13%	0.54%	0.91%		0.99%	0.96%
Series portfolio turnover[7]	24%	36%	127%		26%	45%
*The investment advisor paid a portion of the Series’ expenses. If these expenses had been incurred by the Class, the expense ratios (to average net assets) would have been increased by the following amounts:
	0.41% [4]	0.24% [4]	0.14%	[5]	0.10% [6]	0.08% [6]

1Calculated based on average shares outstanding during the years.

2Net investment income is affected by the timing of distributions from the Underlying Series in which the Series invest. The ratios do not include net investment income of the Underlying Series in which the Series invests.

3Represents aggregate total return for the year indicated, and assumes reinvestment of all distributions. Total return would have been lower had certain expenses not been waived or reimbursed.

4Expense ratios do not include expenses of the Underlying Series in which the Series invests. The expense ratio of the Underlying Series were 0.55% for Manning & Napier Blended Asset Extended Series - Class R6 and 0.55% for Manning & Napier Blended Asset Maximum Series - Class R6.

5Expense ratios do not include expenses of the Underlying Series in which the Series invests. The expense ratios of the Underlying Series were 0.83% for Manning & Napier Pro-Blend® Extended Term Series - Class I, 0.85% for Manning & Napier Pro-Blend® Maximum Term Series - Class I, 0.55% for Manning & Napier Blended Asset Extended Series - Class R6 and 0.55% for Manning & Napier Blended Asset Maximum Series - Class R6.

6Expense ratios do not include expenses of the Underlying Series in which the Series invests. The expense ratios of the Underlying Series were 0.82% for Manning & Napier Pro-Blend® Extended Term Series - Class I and 0.83% for Manning & Napier Pro-Blend® Maximum Term Series - Class I.

7Reflects activity of the Series and does not include the activity of the Underlying Series.

The accompanying notes are an integral part of the financial statements.

57

Financial Highlights

TARGET 2045 SERIES CLASS K	FOR THE YEAR ENDED
	10/31/19	10/31/18	10/31/17	10/31/16	10/31/15
Per share data (for a share outstanding throughout each year):
Net asset value - Beginning of year	$12.96	$13.44	$11.69	$12.71	$14.32

Income (loss) from investment operations:
Net investment income[1,2]	0.09	0.01	0.05	0.04	0.08
Net realized and unrealized gain (loss) on investments	1.44	0.25	1.99	0.28	(0.34)

Total from investment operations	1.53	0.26	2.04	0.32	(0.26)

Less distributions to shareholders:
From net investment income	(0.63)	(0.03)	(0.13)	(0.06)	(0.77)
From net realized gain on investments	(0.22)	(0.71)	(0.16)	(1.28)	(0.58)

Total distributions to shareholders	(0.85)	(0.74)	(0.29)	(1.34)	(1.35)

Net asset value - End of year	$13.64	$12.96	$13.44	$11.69	$12.71

Net assets - End of year (000’s omitted)	$13,116	$10,367	$9,795	$6,793	$3,812

Total return[3]	13.19%	1.93%	17.87%	3.26%	(2.10% )
Ratios (to average net assets)/Supplemental Data:
Expenses*	0.45% [4]	0.45% [4]	0.31% [5]	0.30% [6]	0.30% [7]
Net investment income[2]	0.73%	0.11%	0.43%	0.33%	0.58%
Series portfolio turnover[8]	16%	43%	175%	26%	28%

 *The investment advisor paid a portion of the Series’ expenses. If these expenses had been incurred by the Class, the expense ratios (to average net assets) would have been increased by the following amounts:

	0.82%[4]	0.89%[4]	0.97%[5]	0.89%[6]	1.21%[7]

TARGET 2045 SERIES CLASS R	FOR THE YEAR ENDED
	10/31/19	10/31/18	10/31/17	10/31/16	10/31/15
Per share data (for a share outstanding throughout each year):
Net asset value - Beginning of year	$12.85	$13.36	$11.62	$12.64	$14.25

Income (loss) from investment operations:
Net investment income (loss)[1,2]	0.06	(0.01)	0.01	0.02	0.05
Net realized and unrealized gain (loss) on investments	1.43	0.23	1.99	0.27	(0.35)

Total from investment operations	1.49	0.22	2.00	0.29	(0.30)

Less distributions to shareholders:
From net investment income	(0.61)	(0.02)	(0.10)	(0.03)	(0.73)
From net realized gain on investments	(0.22)	(0.71)	(0.16)	(1.28)	(0.58)

Total distributions to shareholders	(0.83)	(0.73)	(0.26)	(1.31)	(1.31)

Net asset value - End of year	$13.51	$12.85	$13.36	$11.62	$12.64

Net assets - End of year (000’s omitted)	$12,244	$9,384	$4,733	$1,731	$1,631

Total return[3]	12.94%	1.64%	17.52%	3.04%	(2.41% )
Ratios (to average net assets)/Supplemental Data:
Expenses*	0.70% [4]	0.70% [4]	0.55% [5]	0.55% [6]	0.55% [7]
Net investment income (loss)[2]	0.47%	(0.10% )	0.10%	0.14%	0.36%
Series portfolio turnover[8]	16%	43%	175%	26%	28%

 *The investment advisor paid a portion of the Series’ expenses. If these expenses had been incurred by the Class, the expense ratios (to average net assets) would have been increased by the following amounts:

	0.78%[4]	0.81%[4]	0.97%[5]	0.89%[6]	1.21%[7]

1Calculated based on average shares outstanding during the years.

2Net investment income is affected by the timing of distributions from the Underlying Series in which the Series invest. The ratios do not include net investment income of the Underlying Series in which the Series invests.

3Represents aggregate total return for the year indicated, and assumes reinvestment of all distributions. Total return would have been lower had certain expenses not been waived or reimbursed.

4Expense ratios do not include expenses of the Underlying Series in which the Series invests. The expense ratio of the Underlying Series were 0.55% for Manning & Napier Blended Asset Extended Series - Class R6 and 0.55% for Manning & Napier Blended Asset Maximum Series - Class R6.

5Expense ratios do not include expenses of the Underlying Series in which the Series invests. The expense ratios of the Underlying Series were 0.83% for Manning & Napier Pro-Blend® Extended Term Series - Class I, 0.85% for Manning & Napier Pro-Blend® Maximum Term Series - Class I, 0.55% for Manning & Napier Blended Asset Extended Series - Class R6 and 0.55% for Manning & Napier Blended Asset Maximum Series - Class R6.

6Expense ratios do not include expenses of the Underlying Series in which the Series invests. The expense ratios of the Underlying Series were 0.82% for Manning & Napier Pro-Blend® Extended Term Series - Class I and 0.83% for Manning & Napier Pro-Blend® Maximum Term Series - Class I.

7Expense ratios do not include expenses of the Underlying Series in which the Series invests. The expense ratio of the Underlying Series was 0.83%. 8Reflects activity of the Series and does not include the activity of the Underlying Series.

The accompanying notes are an integral part of the financial statements.

58

Financial Highlights

TARGET 2045 SERIES CLASS I	FOR THE YEAR ENDED
	10/31/19	10/31/18	10/31/17	10/31/16	10/31/15
Per share data (for a share outstanding throughout each year):
Net asset value - Beginning of year	$13.01	$13.48	$11.71	$12.73	$14.35

Income (loss) from investment operations:
Net investment income[1,2]	0.12	0.06	0.11	0.07	0.11
Net realized and unrealized gain (loss) on investments	1.45	0.23	1.98	0.99	(0.35)

Total from investment operations	1.57	0.29	2.09	1.06	(0.24)

Less distributions to shareholders:
From net investment income	(0.65)	(0.05)	(0.16)	(0.80)	(0.80)
From net realized gain on investments	(0.22)	(0.71)	(0.16)	(1.28)	(0.58)

Total distributions to shareholders	(0.87)	(0.76)	(0.32)	(2.08)	(1.38)

Net asset value - End of year	$13.71	$13.01	$13.48	$11.71	$12.73

Net assets - End of year (000’s omitted)	$924	$754	$1,361	$5,548	$4,494

Total return[3]	13.43%	2.13%	18.29%	3.49%	(1.92% )
Ratios (to average net assets)/Supplemental Data:
Expenses*	0.20% [4]	0.20% [4]	0.05% [5]	0.05% [6]	0.05% [7]
Net investment income[2]	0.96%	0.44%	0.90%	0.64%	0.86%
Series portfolio turnover[8]	16%	43%	175%	26%	28%

 *The investment advisor paid a portion of the Series’ expenses. If these expenses had been incurred by the Class, the expense ratios (to average net assets) would have been increased by the following amounts:

	0.92% [4]	0.94% [4]	0.97% [5]	0.89% [6]	1.21% [7]

1Calculated based on average shares outstanding during the years.

2Net investment income is affected by the timing of distributions from the Underlying Series in which the Series invest. The ratios do not include net investment income of the Underlying Series in which the Series invests.

3Represents aggregate total return for the year indicated, and assumes reinvestment of all distributions. Total return would have been lower had certain expenses not been waived or reimbursed.

4Expense ratios do not include expenses of the Underlying Series in which the Series invests. The expense ratio of the Underlying Series were 0.55% for Manning & Napier Blended Asset Extended Series - Class R6 and 0.55% for Manning & Napier Blended Asset Maximum Series - Class R6.

5Expense ratios do not include expenses of the Underlying Series in which the Series invests. The expense ratios of the Underlying Series were 0.83% for Manning & Napier Pro-Blend® Extended Term Series - Class I, 0.85% for Manning & Napier Pro-Blend® Maximum Term Series - Class I, 0.55% for Manning & Napier Blended Asset Extended Series - Class R6 and 0.55% for Manning & Napier Blended Asset Maximum Series - Class R6.

6Expense ratios do not include expenses of the Underlying Series in which the Series invests. The expense ratios of the Underlying Series were 0.82% for Manning & Napier Pro-Blend® Extended Term Series - Class I and 0.83% for Manning & Napier Pro-Blend® Maximum Term Series - Class I.

7Expense ratios do not include expenses of the Underlying Series in which the Series invests. The expense ratio of the Underlying Series was 0.83%. 8Reflects activity of the Series and does not include the activity of the Underlying Series.

The accompanying notes are an integral part of the financial statements.

59

Financial Highlights

TARGET 2050 SERIES CLASS K	FOR THE YEAR ENDED
	10/31/19	10/31/18	10/31/17		10/31/16	10/31/15
Per share data (for a share outstanding throughout each year):
Net asset value - Beginning of year	$10.48	$11.03	$9.41		$11.35	$13.73

Income (loss) from investment operations:
Net investment income[1,2]	0.09	0.01	0.04		0.04	0.09
Net realized and unrealized gain (loss) on investments	1.12	0.25	1.69		0.18	(0.32)

Total from investment operations	1.21	0.26	1.73		0.22	(0.23)

Less distributions to shareholders:
From net investment income	(0.57)	(0.02)	(0.11)		(0.04)	(0.72)
From net realized gain on investments	(0.39)	(0.79)	—		(2.12)	(1.43)

Total distributions to shareholders	(0.96)	(0.81)	(0.11)		(2.16)	(2.15)

Net asset value - End of year	$10.73	$10.48	$11.03		$9.41	$11.35

Net assets - End of year (000’s omitted)	$19,767	$23,353	$18,667		$14,874	$15,144

Total return[3]	13.43%	2.32%	18.55%		3.43%	(2.15% )
Ratios (to average net assets)/Supplemental Data:
Expenses*	0.45% [4]	0.45% [4]	0.31%	[5]	0.30% [6]	0.30% [6]
Net investment income[2]	0.87%	0.09%	0.39%		0.40%	0.72%
Series portfolio turnover[7]	36%	40%	139%		31%	49%

 *The investment advisor paid a portion of the Series’ expenses. If these expenses had been incurred by the Class, the expense ratios (to average net assets) would have been increased by the following amounts:

	0.70% [4]	0.52% [4]	0.41%	[5]	0.37% [6]	0.26% [6]

TARGET 2050 SERIES CLASS R	FOR THE YEAR ENDED
	10/31/19	10/31/18	10/31/17		10/31/16	10/31/15
Per share data (for a share outstanding throughout each year):
Net asset value - Beginning of year	$10.34	$10.91	$9.30		$11.25	$13.60

Income (loss) from investment operations:
Net investment income (loss)[1,2]	0.04	(0.01)	0.01		0.01	0.06
Net realized and unrealized gain (loss) on investments	1.13	0.24	1.68		0.18	(0.29)

Total from investment operations	1.17	0.23	1.69		0.19	(0.23)

Less distributions to shareholders:
From net investment income	(0.56)	(0.01)	(0.08)		(0.02)	(0.69)
From net realized gain on investments	(0.39)	(0.79)	—		(2.12)	(1.43)

Total distributions to shareholders	(0.95)	(0.80)	(0.08)		(2.14)	(2.12)

Net asset value - End of year	$10.56	$10.34	$10.91		$9.30	$11.25

Net assets - End of year (000’s omitted)	$9,917	$7,813	$3,345		$2,433	$2,215

Total return[3]	13.18%	2.07%	18.35%		3.09%	(2.17% )
Ratios (to average net assets)/Supplemental Data:
Expenses*	0.70% [4]	0.70% [4]	0.56%	[5]	0.55% [6]	0.55% [6]
Net investment income (loss)[2]	0.37%	(0.14% )	0.07%		0.12%	0.54%
Series portfolio turnover[7]	36%	40%	139%		31%	49%

 *The investment advisor paid a portion of the Series’ expenses. If these expenses had been incurred by the Class, the expense ratios (to average net assets) would have been increased by the following amounts:

	0.62% [4]	0.41% [4]	0.41%	[5]	0.37% [6]	0.26% [6]

1Calculated based on average shares outstanding during the years.

2Net investment income is affected by the timing of distributions from the Underlying Series in which the Series invest. The ratios do not include net investment income of the Underlying Series in which the Series invests.

3Represents aggregate total return for the year indicated, and assumes reinvestment of all distributions. Total return would have been lower had certain expenses not been waived or reimbursed.

4Expense ratios do not include expenses of the Underlying Series in which the Series invests. The expense ratio of the Underlying Series was 0.55%.

5Expense ratios do not include expenses of the Underlying Series in which the Series invests. The expense ratio of the Underlying Series was 0.85% for Manning & Napier Pro-Blend® Maximum Term Series - Class I and 0.55% for Manning & Napier Blended Asset Maximum Series - Class R6.

6Expense ratios do not include expenses of the Underlying Series in which the Series invests. The expense ratio of the Underlying Series was 0.83%. 7Reflects activity of the Series and does not include the activity of the Underlying Series.

The accompanying notes are an integral part of the financial statements.

60

Financial Highlights

TARGET 2050 SERIES CLASS I	FOR THE YEAR ENDED
	10/31/19	10/31/18	10/31/17		10/31/16	10/31/15
Per share data (for a share outstanding throughout each year):
Net asset value - Beginning of year	$10.58	$11.12	$9.48		$11.43	$13.82

Income (loss) from investment operations:
Net investment income[1,2]	0.09	0.05	0.07		0.07	0.10
Net realized and unrealized gain (loss) on investments	1.16	0.24	1.70		0.17	(0.29)

Total from investment operations	1.25	0.29	1.77		0.24	(0.19)

Less distributions to shareholders:
From net investment income	(0.59)	(0.04)	(0.13)		(0.07)	(0.77)
From net realized gain on investments	(0.39)	(0.79)	—		(2.12)	(1.43)

Total distributions to shareholders	(0.98)	(0.83)	(0.13)		(2.19)	(2.20)

Net asset value - End of year	$10.85	$10.58	$11.12		$9.48	$11.43

Net assets - End of year (000’s omitted)	$2,497	$1,859	$13,364		$12,928	$15,688

Total return[3]	13.74%	2.53%	18.91%		3.61%	(1.82% )
Ratios (to average net assets)/Supplemental Data:
Expenses*	0.20% [4]	0.20% [4]	0.06%	[5]	0.05% [6]	0.05% [6]
Net investment income[2]	0.87%	0.44%	0.71%		0.73%	0.84%
Series portfolio turnover[7]	36%	40%	139%		31%	49%

 *The investment advisor paid a portion of the Series’ expenses. If these expenses had been incurred by the Class, the expense ratios (to average net assets) would have been increased by the following amounts:

	0.75% [4]	0.54% [4]	0.41%	[5]	0.37% [6]	0.26% [6]

1Calculated based on average shares outstanding during the years.

2Net investment income is affected by the timing of distributions from the Underlying Series in which the Series invest. The ratios do not include net investment income of the Underlying Series in which the Series invests.

3Represents aggregate total return for the years indicated, and assumes reinvestment of all distributions. Total return would have been lower had certain expenses not been waived or reimbursed.

4Expense ratios do not include expenses of the Underlying Series in which the Series invests. The expense ratio of the Underlying Series was 0.55%.

5Expense ratios do not include expenses of the Underlying Series in which the Series invests. The expense ratio of the Underlying Series was 0.85% for Manning & Napier Pro-Blend® Maximum Term Series - Class I and 0.55% for Manning & Napier Blended Asset Maximum Series - Class R6.

6Expense ratios do not include expenses of the Underlying Series in which the Series invests. The expense ratio of the Underlying Series was 0.83%. 7Reflects activity of the Series and does not include the activity of the Underlying Series.

The accompanying notes are an integral part of the financial statements.

61

Financial Highlights

TARGET 2055 SERIES CLASS K	FOR THE YEAR ENDED
	10/31/19	10/31/18	10/31/17	10/31/16	10/31/15
Per share data (for a share outstanding throughout each year):
Net asset value - Beginning of year	$12.73	$13.57	$11.70	$12.56	$13.94

Income (loss) from investment operations:
Net investment income[1,2]	0.08	0.01	0.05	0.03	0.09
Net realized and unrealized gain (loss) on investments	1.48	0.30	2.08	0.30	(0.35)

Total from investment operations	1.56	0.31	2.13	0.33	(0.26)

Less distributions to shareholders:
From net investment income	(0.69)	(0.03)	(0.13)	(0.05)	(0.74)
From net realized gain on investments	(0.12)	(1.12)	(0.13)	(1.14)	(0.38)

Total distributions to shareholders	(0.81)	(1.15)	(0.26)	(1.19)	(1.12)

Net asset value - End of year	$13.48	$12.73	$13.57	$11.70	$12.56

Net assets - End of year (000’s omitted)	$6,146	$4,771	$4,141	$2,380	$1,142

Total return[3]	13.55%	2.26%	18.61%	3.38%	(2.06% )
Ratios (to average net assets)/Supplemental Data:
Expenses*	0.45% [4]	0.45% [4]	0.31% [5]	0.30% [6]	0.30% [6]
Net investment income[2]	0.63%	0.10%	0.37%	0.30%	0.68%
Series portfolio turnover[7]	20%	23%	186%	30%	55%
*The investment advisor paid a portion of the Series’ expenses. If these expenses had been incurred by the Class, the expense ratios (to average net assets) would have been increased by the following amounts:
	1.72% [4]	1.87% [4]	2.15% [5]	2.44% [6]	3.68% [6]

TARGET 2055 SERIES CLASS R	FOR THE YEAR ENDED
	10/31/19	10/31/18	10/31/17	10/31/16	10/31/15
Per share data (for a share outstanding throughout each year):
Net asset value - Beginning of year	$12.56	$13.43	$11.59	$12.45	$13.83

Income (loss) from investment operations:
Net investment income (loss)[1,2]	0.05	(0.02)	0.01	0.01	0.05
Net realized and unrealized gain (loss) on investments	1.45	0.29	2.07	0.30	(0.34)

Total from investment operations	1.50	0.27	2.08	0.31	(0.29)

Less distributions to shareholders:
From net investment income	(0.67)	(0.02)	(0.11)	(0.03)	(0.71)
From net realized gain on investments	(0.12)	(1.12)	(0.13)	(1.14)	(0.38)

Total distributions to shareholders	(0.79)	(1.14)	(0.24)	(1.17)	(1.09)

Net asset value - End of year	$13.27	$12.56	$13.43	$11.59	$12.45

Net assets - End of year (000’s omitted)	$6,136	$5,136	$2,388	$519	$409

Total return[3]	13.23%	2.00%	18.28%	3.18%	(2.32% )
Ratios (to average net assets)/Supplemental Data:
Expenses*	0.70% [4]	0.70% [4]	0.55% [5]	0.55% [6]	0.55% [6]
Net investment income (loss)[2]	0.38%	(0.15% )	0.04%	0.11%	0.39%
Series portfolio turnover[7]	20%	23%	186%	30%	55%
*The investment advisor paid a portion of the Series’ expenses. If these expenses had been incurred by the Class, the expense ratios (to average net assets) would have been increased by the following amounts:
	1.65% [4]	1.77% [4]	2.15% [5]	2.44% [6]	3.68% [6]

1Calculated based on average shares outstanding during the years.

2Net investment income is affected by the timing of distributions from the Underlying Series in which the Series invest. The ratios do not include net investment income of the Underlying Series in which the Series invests.

3Represents aggregate total return for the year indicated, and assumes reinvestment of all distributions. Total return would have been lower had certain expenses not been waived or reimbursed.

4Expense ratios do not include expenses of the Underlying Series in which the Series invests. The expense ratio of the Underlying Series was 0.55%.

5Expense ratios do not include expenses of the Underlying Series in which the Series invests. The expense ratio of the Underlying Series was 0.85% for Manning & Napier Pro-Blend® Maximum Term Series - Class I and 0.55% for Manning & Napier Blended Asset Maximum Series - Class R6.

6Expense ratios do not include expenses of the Underlying Series in which the Series invests. The expense ratio of the Underlying Series was 0.83%. 7Reflects activity of the Series and does not include the activity of the Underlying Series.

The accompanying notes are an integral part of the financial statements.

62

Financial Highlights

TARGET 2055 SERIES CLASS I	FOR THE YEAR ENDED
	10/31/19	10/31/18	10/31/17	10/31/16	10/31/15
Per share data (for a share outstanding throughout each year):
Net asset value - Beginning of year	$12.88	$13.70	$11.81	$12.66	$14.05

Income (loss) from investment operations:
Net investment income[1,2]	0.12	0.05	0.12	0.07	0.10
Net realized and unrealized gain (loss) on investments	1.48	0.30	2.06	0.30	(0.33)

Total from investment operations	1.60	0.35	2.18	0.37	(0.23)

Less distributions to shareholders:
From net investment income	(0.72)	(0.05)	(0.16)	(0.08)	(0.78)
From net realized gain on investments	(0.12)	(1.12)	(0.13)	(1.14)	(0.38)

Total distributions to shareholders	(0.84)	(1.17)	(0.29)	(1.22)	(1.16)

Net asset value - End of year	$13.64	$12.88	$13.70	$11.81	$12.66

Net assets - End of year (000’s omitted)	$450	$315	$210	$2,783	$1,658

Total return[3]	13.81%	2.52%	18.87%	3.69%	(1.83% )
Ratios (to average net assets)/Supplemental Data:
Expenses*	0.20% [4]	0.20% [4]	0.05% [5]	0.05% [6]	0.05% [6]
Net investment income[2]	0.94%	0.37%	0.95%	0.58%	0.80%
Series portfolio turnover[7]	20%	23%	186%	30%	55%

*The investment advisor paid a portion of the Series’ expenses. If these expenses had been incurred by the Class, the expense ratios (to average net assets) would have been increased by the following amounts:

	1.78% [4]	1.90% [4]	2.15% [5]	2.44% [6]	3.68% [6]

1Calculated based on average shares outstanding during the years.

2Net investment income is affected by the timing of distributions from the Underlying Series in which the Series invest. The ratios do not include net investment income of the Underlying Series in which the Series invests.

3Represents aggregate total return for the years indicated, and assumes reinvestment of all distributions. Total return would have been lower had certain expenses not been waived or reimbursed.

4Expense ratios do not include expenses of the Underlying Series in which the Series invests. The expense ratio of the Underlying Series was 0.55%.

5Expense ratios do not include expenses of the Underlying Series in which the Series invests. The expense ratio of the Underlying Series was 0.85% for Manning & Napier Pro-Blend® Maximum Term Series - Class I and 0.55% for Manning & Napier Blended Asset Maximum Series - Class R6.

6Expense ratios do not include expenses of the Underlying Series in which the Series invests. The expense ratio of the Underlying Series was 0.83%. 7Reflects activity of the Series and does not include the activity of the Underlying Series.

The accompanying notes are an integral part of the financial statements.

63

Financial Highlights

TARGET 2060 SERIES CLASS K	FOR THE YEAR ENDED						FOR THE PERIOD
	10/31/19	10/31/18	10/31/17		10/31/16		9/21/15[1] TO 10/31/15
Per share data (for a share outstanding throughout each period):
Net asset value - Beginning of period	$11.44	$12.45	$10.67		$10.36		$10.00

Income (loss) from investment operations:
Net investment income (loss)[2,3]	0.11	0.01	0.04		0.01		—	[4]
Net realized and unrealized gain (loss) on investments	1.30	0.28	1.91		0.34		0.36

Total from investment operations	1.41	0.29	1.95		0.35		0.36

Less distributions to shareholders:
From net investment income	(0.62)	(0.02)	(0.12)		(0.04)		—
From net realized gain on investments	(0.01)	(1.28)	(0.05)		—		—

Total distributions to shareholders	(0.63)	(1.30)	(0.17)		(0.04)		—

Net asset value - End of period	$12.22	$11.44	$12.45		$10.67		$10.36

Net assets - End of period (000’s omitted)	$5,975	$6,895	$3,284		$1,407		$52

Total return[5]	13.52%	2.32%	18.56%		3.45%		3.60%
Ratios (to average net assets)/Supplemental Data:
Expenses*	0.45% [6]	0.45% [6]	0.31%	[7]	0.30%	[8]	0.30%	[9,10]
Net investment income (loss)[3]	0.96%	0.07%	0.39%		0.10%		(0.30%	)[9]
Series portfolio turnover[11]	38%	5%	173%		14%		4%
*The investment advisor paid a portion of the Series’ expenses. If these expenses had been incurred by the Class, the expense ratios (to average net assets) would have been increased by the following amounts:
	2.05% [6]	2.29% [6]	5.26%	[7]	9.37%	[8]	151.35%	[9,10,12]

TARGET 2060 SERIES CLASS R	FOR THE YEAR ENDED						FOR THE PERIOD
	10/31/19	10/31/18	10/31/17		10/31/16		9/21/15[1] TO 10/31/15
Per share data (for a share outstanding throughout each period):
Net asset value - Beginning of period	$11.40	$12.43	$10.65		$10.36		$10.00

Income (loss) from investment operations:
Net investment income (loss)[2,3]	0.04	(0.02)	—	[4]	0.01		(0.01)
Net realized and unrealized gain (loss) on investments	1.32	0.28	1.92		0.31		0.37

Total from investment operations	1.36	0.26	1.92		0.32		0.36

Less distributions to shareholders:
From net investment income	(0.61)	(0.01)	(0.09)		(0.03)		—
From net realized gain on investments	(0.01)	(1.28)	(0.05)		—		—

Total distributions to shareholders	(0.62)	(1.29)	(0.14)		(0.03)		—

Net asset value - End of period	$12.14	$11.40	$12.43		$10.65		$10.36

Net assets - End of period (000’s omitted)	$6,974	$4,360	$1,242		$182		$56

Total return[5]	13.05%	2.11%	18.29%		3.16%		3.60%
Ratios (to average net assets)/Supplemental Data:
Expenses*	0.70% [6]	0.70% [6]	0.55%	[7]	0.55%	[8]	0.55%	[9,10]
Net investment income (loss)[3]	0.36%	(0.16% )	(0.01%	)	0.09%		(0.55%	)[9]
Series portfolio turnover[11]	38%	5%	173%		14%		4%
*The investment advisor paid a portion of the Series’ expenses. If these expenses had been incurred by the Class, the expense ratios (to average net assets) would have been increased by the following amounts:
	2.02% [6]	2.16% [6]	5.26%	[7]	9.37%	[8]	151.35%	[9,10,12]
1Commencement of operations.

2Calculated based on average shares outstanding during the periods.

3Net investment income is affected by the timing of distributions from the Underlying Series in which the Series invest. The ratios do not include net investment income of the Underlying Series in which the Series invests.

4Less than $(0.01).

5Represents aggregate total return for the periods indicated, and assumes reinvestment of all distributions. Total return would have been lower had certain expenses not been reimbursed during the periods. Periods less than one year are not annualized.

6Expense ratios do not include expenses of the Underlying Series in which the Series invests. The expense ratio of the Underlying Series was 0.55%.

7Expense ratios do not include expenses of the Underlying Series in which the Series invests. The expense ratio of the Underlying Series was 0.85% for Manning & Napier Pro-Blend® Maximum Term Series - Class I and 0.55% for Manning & Napier Blended Asset Maximum Series - Class R6.

8Expense ratios do not include expenses of the Underlying Series in which the Series invests. The expense ratio of the Underlying Series was 0.84%. 9Annualized.

10Expense ratios do not include expenses of the Underlying Series in which the Series invests. The expense ratio of the Underlying Series was 0.83%.

11Reflects activity of the Series and does not include the activity of the Underlying Series.

12The increase to the expense ratios (to average net assets) is largely due to the small net assets in each class.

The accompanying notes are an integral part of the financial statements.

64

Financial Highlights

TARGET 2060 SERIES CLASS I	FOR THE YEAR ENDED				FOR THE PERIOD 9/21/15[1] TO 10/31/15
	10/31/19	10/31/18	10/31/17	10/31/16
Per share data (for a share outstanding throughout each period):
Net asset value - Beginning of period	$11.46	$12.46	$10.68	$10.36	$10.00

Income (loss) from investment operations:
Net investment income (loss)[2,3]	0.10	0.05	0.08	(0.07)	—	[4]
Net realized and unrealized gain (loss) on investments	1.33	0.27	1.89	0.31	0.36

Total from investment operations	1.43	0.32	1.97	0.38	0.36

Less distributions to shareholders:
From net investment income	(0.65)	(0.04)	(0.14)	(0.06)	—
From net realized gain on investments	(0.01)	(1.28)	(0.05)	—	—

Total distributions to shareholders	(0.66)	(1.32)	(0.19)	(0.06)	—

Net asset value - End of period	$12.23	$11.46	$12.46	$10.68	$10.36

Net assets - End of period (000’s omitted)	$287	$142	$104	$56	$52

Total return[5]	13.75%	2.55%	18.80%	3.71%	3.60%
Ratios (to average net assets)/Supplemental Data:
Expenses*	0.20% [6]	0.20% [6]	0.05% [7]	0.05% [8]	0.05%	[9,10]
Net investment income (loss)[3]	0.84%	0.40%	0.72%	0.65%	(0.05%	)[9]
Series portfolio turnover[11]	38%	5%	173%	14%	4%

*The investment advisor paid a portion of the Series’ expenses. If these expenses had been incurred by the Class, the expense ratios (to average net assets) would have been increased by the following amounts:

	2.12% [6]	2.23% [6]	5.26% [7]	9.37% [8]	151.34%	[9,10,12]

1Commencement of operations.

2Calculated based on average shares outstanding during the periods.

3Net investment income is affected by the timing of distributions from the Underlying Series in which the Series invest. The ratios do not include net investment income of the Underlying Series in which the Series invests.

4Less than $(0.01).

5Represents aggregate total return for the periods indicated, and assumes reinvestment of all distributions. Total return would have been lower had certain expenses not been reimbursed during the periods. Periods less than one year are not annualized.

6Expense ratios do not include expenses of the Underlying Series in which the Series invests. The expense ratio of the Underlying Series was 0.55%.

7Expense ratios do not include expenses of the Underlying Series in which the Series invests. The expense ratio of the Underlying Series was 0.85% for Manning & Napier Pro-Blend® Maximum Term Series - Class I and 0.55% for Manning & Napier Blended Asset Maximum Series - Class R6.

8Expense ratios do not include expenses of the Underlying Series in which the Series invests. The expense ratio of the Underlying Series was 0.84%. 9Annualized.

10Expense ratios do not include expenses of the Underlying Series in which the Series invests. The expense ratio of the Underlying Series was 0.83%.

11Reflects activity of the Series and does not include the activity of the Underlying Series.

12The increase to the expense ratios (to average net assets) is largely due to the small net assets in each class.

The accompanying notes are an integral part of the financial statements.

65

Notes to Financial Statements

1.	Organization

Target Income Series, Target 2015 Series, Target 2020 Series, Target 2025 Series, Target 2030 Series, Target 2035 Series, Target 2040 Series, Target 2045 Series, Target 2050 Series, Target 2055 Series and Target 2060 Series (each the “Series”) are no-load diversified series of Manning & Napier Fund, Inc. (the “Fund”). The Fund is organized in Maryland and is registered under the Investment Company Act of 1940 (the “1940 Act”), as amended, as an open-end management investment company.

Each Series seeks to achieve its investment objectives by investing in a combination of other Manning & Napier mutual funds (the “Underlying Series”) according to a target asset allocation strategy. The Series are designed to provide single investment portfolios that adjust over time to meet the changing risk and return objectives of investors over their expected investment horizon. As the target retirement date approaches, the Series’ portfolios become more conservative with a larger fixed-income investment component. The financial statements of the Underlying Series should be read in conjunction with the Series’ financial statements.

Each Series is authorized to issue three classes of shares (Class K, R, and I). Each class of shares is substantially the same, except that class-specific distribution and shareholder servicing expenses are borne by the specific class of shares to which they relate. Class R6 shares of the Target Series were liquidated by March 1, 2019.

The Fund’s Advisor is Manning & Napier Advisors, LLC (the “Advisor”). Shares of each Series are offered to investors and employees of the Advisor and its affiliates. The total authorized capital stock of the Fund consists of 15 billion shares of common stock each having a par value of $0.01. As of October 31, 2019, 10 billion shares have been designated in total among 34 series, of which 40 million have been designated in each of the Series for Class K and R common stock and 100 million have been designated in each of the Series for Class I common stock.

2.	Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Series. Each Series is an investment company and, accordingly, follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standards Codification Topic 946 - Investment Companies, which is part of accounting principles generally accepted in the United States of America (“GAAP”).

Security Valuation

Investments in the Underlying Series are valued at their net asset value per share on valuation date. In the absence of the availability of a net asset value per share on the Underlying Series, security valuations may be determined in good faith by the Advisor under procedures approved by and under the general supervision and responsibility of the Fund’s Board of Directors (the “Board”).

Volume and level of activity in established markets for an asset or liability are evaluated to determine whether recent transactions and quoted prices are determinative of fair value. Where there have been significant decreases in volume and level of activity, further analysis and adjustment may be necessary to estimate fair value. The Series measure fair value in these instances by the use of inputs and valuation techniques which may be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry and/or expectation of future cash flows. As a result of trading in relatively thin markets and/or markets that experience significant volatility, the prices used by the Series to value these securities may differ from the value that would be realized if these securities were sold, and the differences could be material.

Securities for which representative valuations or prices are not available from the Series’ pricing service may be valued at fair value as determined in good faith by the Advisor under procedures approved by and under the general supervision and responsibility of the Board. Due to the inherent uncertainty of valuations of such securities, the fair value may differ significantly from the values that would have been used had a ready market for such securities existed. If trading or events occurring after the close of the principal market in which securities are traded are expected to materially affect the value of those securities, then they may be valued at their fair value, taking this trading or these events into account.

66

Notes to Financial Statements (continued)

2.	Significant Accounting Policies (continued)

Security Valuation (continued)

Various inputs are used in determining the value of the Series’ assets or liabilities carried at fair value. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical assets and liabilities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.). Level 3 includes significant unobservable inputs (including the Series’ own assumptions in determining the fair value of investments). A financial instrument’s level within the fair value hierarchy is based on the lowest level on any input both individually and in aggregate that is significant to the fair value measurement. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the valuation levels used for major security types as of October 31, 2019 in valuing the Series’ assets or liabilities carried at fair value:

	TARGET INCOME SERIES
DESCRIPTION	TOTAL	LEVEL 1	LEVEL 2	LEVEL 3
Assets:
Mutual fund	$78,646,562	$78,646,562	$—	$—

Total assets	$78,646,562	$78,646,562	$—	$—

	TARGET 2015 SERIES
DESCRIPTION	TOTAL	LEVEL 1	LEVEL 2	LEVEL 3
Assets:
Mutual funds	$1,260,183	$1,260,183	$—	$—

Total assets	$1,260,183	$1,260,183	$—	$—

	TARGET 2020 SERIES
DESCRIPTION	TOTAL	LEVEL 1	LEVEL 2	LEVEL 3
Assets:
Mutual funds	$56,410,300	$56,410,300	$—	$—

Total assets	$56,410,300	$56,410,300	$—	$—

	TARGET 2025 SERIES
DESCRIPTION	TOTAL	LEVEL 1	LEVEL 2	LEVEL 3
Assets:
Mutual funds	$68,867,511	$68,867,511	$—	$—

Total assets	$68,867,511	$68,867,511	$—	$—

	TARGET 2030 SERIES
DESCRIPTION	TOTAL	LEVEL 1	LEVEL 2	LEVEL 3
Assets:
Mutual funds	$78,889,258	$78,889,258	$—	$—

Total assets	$78,889,258	$78,889,258	$—	$—

	TARGET 2035 SERIES
DESCRIPTION	TOTAL	LEVEL 1	LEVEL 2	LEVEL 3
Assets:
Mutual funds	$47,947,257	$47,947,257	$—	$—

Total assets	$47,947,257	$47,947,257	$—	$—

67

Notes to Financial Statements (continued)

2.	Significant Accounting Policies (continued)

Security Valuation (continued)

TARGET 2040 SERIES
DESCRIPTION	TOTAL	LEVEL 1	LEVEL 2	LEVEL 3
Assets:
Mutual funds	$ 51,881,012	$ 51,881,012	$ —	$ —

Total assets	$ 51,881,012	$ 51,881,012	$ —	$ —

TARGET 2045 SERIES
DESCRIPTION	TOTAL	LEVEL 1	LEVEL 2	LEVEL 3
Assets:
Mutual funds	$ 26,295,175	$ 26,295,175	$ —	$ —

Total assets	$ 26,295,175	$ 26,295,175	$ —	$ —

TARGET 2050 SERIES
DESCRIPTION	TOTAL	LEVEL 1	LEVEL 2	LEVEL 3
Assets:
Mutual fund	$ 32,204,079	$ 32,204,079	$ —	$ —

Total assets	$ 32,204,079	$ 32,204,079	$ —	$ —

TARGET 2055 SERIES
DESCRIPTION	TOTAL	LEVEL 1	LEVEL 2	LEVEL 3
Assets:
Mutual fund	$ 12,732,553	$ 12,732,553	$ —	$ —

Total assets	$ 12,732,553	$ 12,732,553	$ —	$ —

TARGET 2060 SERIES
DESCRIPTION	TOTAL	LEVEL 1	LEVEL 2	LEVEL 3
Assets:
Mutual fund	$ 13,234,661	$ 13,234,661	$ —	$ —

Total assets	$ 13,234,661	$ 13,234,661	$ —	$ —

There were no Level 2 or Level 3 securities held by any of the Series as of October 31, 2018 or October 31, 2019.

Security Transactions, Investment Income and Expenses

Security transactions are accounted for on trade date. Dividend income is recorded on the ex-dividend date. Non-cash dividends, if any, are recorded at the fair value of the securities received. Income and capital gains distributions from the Underlying Series, if any, are recorded on the ex-dividend date.

Expenses are recorded on an accrual basis. Most expenses of the Fund can be attributed to a specific series. Expenses which cannot be directly attributed are apportioned among the series in the Fund in such a manner as deemed equitable by the Fund’s Board, taking into consideration, among other things, the nature and type of expense. Expenses included in the accompanying statements of operations do not include any expense of the Underlying Series.

Income, expenses (other than class specific expenses), and realized and unrealized gains and losses are prorated among the classes based on the relative net assets of each class. Class specific expenses are directly charged to that Class.

The Series use the identified cost method for determining realized gain or loss on investments for both financial statement and federal income tax reporting purposes.

68

Notes to Financial Statements (continued)

2.	Significant Accounting Policies (continued)

Federal Taxes

Each Series’ policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. The Series are not subject to federal income tax or excise tax to the extent that each Series distributes to shareholders each year its taxable income, including any net realized gains on investments, in accordance with requirements of the Internal Revenue Code. Accordingly, no provision for federal income tax or excise tax has been made in the financial statements.

Management evaluates its tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is required only when the position is “more likely than not” to be sustained assuming examination by taxing authorities. At October 31, 2019, the Series have recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken in future tax returns.

The Series file income tax returns in the U.S. federal jurisdiction, various states and foreign jurisdictions, as required. No income tax returns are currently under investigation. The statute of limitations on the Series’ tax returns remains open for the years ended October 31, 2016 through October 31, 2019. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Distributions of Income and Gains

Distributions to shareholders of net investment income are made semi-annually. Distributions of net realized gains are made annually. An additional distribution may be necessary to avoid taxation of a Series. Distributions are recorded on the ex-dividend date.

Indemnifications

The Fund’s organizational documents provide former and current directors and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Other

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

3.	Transactions with Affiliates and Other Agreements

The Fund has an Investment Advisory Agreement (the “Agreement”) with the Advisor, for which the Advisor does not receive a fee for the services it performs for the Series. However, the Advisor is entitled to receive the management fee from each of the Underlying Series in which the Series invest.

Under the Agreement, personnel of the Advisor provide the Series with advice and assistance in the choice of investments and the execution of securities transactions, and otherwise maintain the Series’ organization. The Advisor also provides the Fund with necessary office space and fund administration and support services. The salaries of all officers of the Fund (except a percentage of the Fund’s Chief Compliance Officer’s salary, which is paid by the Fund), and of all Directors who are “affiliated persons” of the Fund, or of the Advisor, and all personnel of the Fund, or of the Advisor, performing services relating to research, statistical and investment activities, are paid by the Advisor. Each “non-affiliated” Director receives an annual stipend, which is allocated among all the active series of the Fund. In addition, these Directors also receive a fee per Board meeting attended plus a fee for each committee meeting attended and are reimbursed for travel and other out-of-pocket expenses

69

Notes to Financial Statements (continued)

3.	Transactions with Affiliates and Other Agreements (continued)

incurred by them in connection with attending such meetings. The Fund also has an Audit Committee Chair, Governance & Nominating Committee Chair and Lead Independent Director who each receive an additional annual stipend for these roles.

The Fund may enter into agreements with financial intermediaries pursuant to which the Fund may pay financial intermediaries for non-distribution related sub-transfer agency, administrative, sub-accounting, and other shareholder services in an amount not to exceed 0.15% of the average daily net assets of the Class K, Class R and Class I shares. Payments made pursuant to such agreements are generally based on the current assets and/or number of accounts of the Series attributable to the financial intermediary. Any payments made pursuant to such agreements may be in addition to, rather than in lieu of, any Distribution and Shareholder Services Fee payable under the Rule 12b-1 plan of the Fund.

The Advisor has contractually agreed to limit its fees and reimburse expenses to the extent necessary so that the total direct annual fund operating expenses of each Class, exclusive of Distribution and Service (12b-1) Fees, do not exceed 0.20% of the average daily net assets of the Class I, Class K, and Class R shares. Effective March 1, 2019, this contractual limitation is expected to continue indefinitely and may not be amended or terminated by the Advisor without the approval of the Series’ Board of Directors. The Advisor’s agreement to limit each class’s operating expenses is limited to direct operating expenses and, therefore, does not apply to acquired fund fees and expenses (AFFE), which are indirect expenses incurred by the Series through their investments in the underlying funds. The Advisor may receive from a class the difference between the class’s total direct annual fund operating expenses, exclusive of Rule 12b-1 Fees, and the class’s contractual expense limit to recoup all or a portion of its prior fee waivers or expense reimbursements made during the rolling three-year period preceding the recoupment if at any point the total direct annual fund operating expenses, exclusive of Rule 12b-1 Fees, are below the contractual expense limit (a) at the time of the fee waiver and/or expense reimbursement and (b) at the time of the recoupment. The Advisor’s agreement to limit each class’ operating expenses is limited to direct operating expenses and, therefore, does not apply to the indirect expenses incurred by the Series through their investments in the Underlying Series. For the year ended October 31, 2019, the Advisor reimbursed expenses of $95,277 for Target Income Series, $149,526 for Target 2015 Series, $131,598 for Target 2020 Series, $135,554 for Target 2025 Series, $154,337 for Target 2030 Series, $168,910 Target 2035 Series, $179,821 for Target 2040 Series, $187,700 for Target 2045 Series, $195,491 for Target 2050 Series, $195,620 for Target 2055 series and $225,968 for Target 2060 Series, which is included as a reduction of expenses on the Statements of Operations. At October 31, 2019, the Advisor is eligible to recoup $62,617 for Target Income Series, $104,573 for Target 2015 Series, $88,785 for Target 2020 Series, $97,230 for Target 2025 Series, $106,172 for Target 2030 Series, $122,438 Target 2035 Series, $127,646 for Target 2040 Series, $135,478 for Target 2045 Series, $141,519 for Target 2050 Series, $140,899 for Target 2055 series and $167,640 for Target 2060 Series. For the year ended October 31, 2019, the Advisor did not recoup any expenses that have been previously waived or reimbursed.

Manning & Napier Investor Services, Inc., a registered broker-dealer affiliate of the Advisor, acts as distributor for the Fund’s shares. Each Series compensates the distributor for distributing and servicing the Series’ Class K and Class R shares pursuant to a distribution plan adopted under Rule 12b-1 of the 1940 Act, regardless of expenses actually incurred. Under the agreement, each Series pays distribution and service fees to the distributor at an annual rate of 0.25% of average daily net assets attributable to Class K shares and 0.50% of average daily net assets attributable to Class R shares. There are no distribution and service fees on Class I shares of each Series. The fees are accrued daily and paid monthly.

Pursuant to a master services agreement dated March 1, 2017, the Fund pays the Advisor an annual fee related to fund accounting and administration of 0.00225% of average daily net assets of the Target Series with an annual base fee of $40,000 per Target series. Additionally, certain transaction and out-of-pocket expenses, including charges for reporting relating to the Fund’s compliance program, are charged. The Advisor has agreements with BNY Mellon Investment Servicing (U.S.) Inc. (“BNY”) under which BNY serves as sub-accountant services agent.

70

Notes to Financial Statements (continued)

4.	Purchases and Sales of Securities

For the year ended October 31, 2019, purchases and sales of Underlying Series were as follows:

SERIES	PURCHASES	SALES
Target Income Series	$10,273,168	$62,137,461
Target 2015 Series	$575,275	$1,557,835
Target 2020 Series	$10,846,877	$52,361,319
Target 2025 Series	$15,841,584	$12,882,800
Target 2030 Series	$16,666,029	$64,534,385
Target 2035 Series	$12,362,904	$5,751,665
Target 2040 Series	$13,222,563	$35,958,097
Target 2045 Series	$7,764,689	$3,820,303
Target 2050 Series	$10,667,145	$12,466,520
Target 2055 Series	$3,915,728	$2,339,224
Target 2060 Series	$5,820,203	$4,354,149

5.	Investments in Affiliated Issuers

A summary of the Series’ transactions in the shares of affiliated issuers of Manning & Napier during the year ended October 31, 2019 is set forth below:

TARGET INCOME SERIES	VALUE AT 10/31/18	PURCHASE COST	SALES PROCEEDS	VALUE AT 10/31/19	SHARES HELD AT 10/31/19	DIVIDEND INCOME	DISTRIBUTIONS AND NET REALIZED GAIN OR LOSS	CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)
Blended Asset Conservative Series - Class R6	$125,824,382	$10,273,168	$62,137,461	$78,646,562	6,815,127	$2,509,324	$(2,085,634)	$6,772,108

TARGET 2015 SERIES	VALUE AT 10/31/18	PURCHASE COST	SALES PROCEEDS	VALUE AT 10/31/19	SHARES HELD AT 10/31/19	DIVIDEND INCOME	DISTRIBUTIONS AND NET REALIZED GAIN OR LOSS	CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)
Blended Asset Conservative Series - Class R6	$1,279,950	$499,588	$ 868,878	$1,001,322	86,770	$20,951	$ (1,127)	$ 91,789

Blended Asset Moderate Series - Class R6	844,809	75,687	688,957	258,861	22,373	8,960	(10,203)	37,525

	$2,124,759	$575,275	$1,557,835	$1,260,183		$29,911	$(11,330)	$129,314

71

Notes to Financial Statements (continued)

5.	Investments in Affiliated Issuers (continued)

TARGET 2020 SERIES	VALUE AT 10/31/18	PURCHASE COST	SALES PROCEEDS	VALUE AT 10/31/19	SHARES HELD AT 10/31/19	DIVIDEND INCOME	DISTRIBUTIONS AND NET REALIZED GAIN OR LOSS	CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)
Blended Asset Extended Series - Class R6	$ 9,358,378	$ 606,849	$ 7,176,634	$ 2,892,293	257,551	$ 119,387	$ (296,696)	$ 430,988
Blended Asset Moderate Series - Class R6	84,363,708	10,240,028	45,184,685	53,518,007	4,625,584	1,464,941	(1,786,664)	5,885,619

	$93,722,086	$10,846,877	$52,361,319	$56,410,300		$1,584,328	$(2,083,360)	$6,316,607

TARGET 2025 SERIES	VALUE AT 10/31/18	PURCHASE COST	SALES PROCEEDS	VALUE AT 10/31/19	SHARES HELD AT 10/31/19	DIVIDEND INCOME	DISTRIBUTIONS AND NET REALIZED GAIN OR LOSS	CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)
Blended Asset Extended Series - Class R6	$29,628,989	$ 4,373,759	$ 8,827,835	$27,855,379	2,480,443	$ 488,391	$(53,635)	$2,830,556
Blended Asset Moderate Series - Class R6	29,756,456	11,467,825	4,054,965	41,012,132	3,544,696	663,757	65,765	3,777,051

	$59,385,445	$15,841,584	$12,882,800	$68,867,511		$1,152,148	$ 12,130	$6,607,607

TARGET 2030 SERIES	VALUE AT 10/31/18	PURCHASE COST	SALES PROCEEDS	VALUE AT 10/31/19	SHARES HELD AT 10/31/19	DIVIDEND INCOME	DISTRIBUTIONS AND NET REALIZED GAIN OR LOSS	CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)
Blended Asset Extended Series - Class R6	$109,347,539	$15,690,628	$56,145,368	$74,706,530	6,652,407	$1,654,819	$(2,067,805)	$8,242,496
Blended Asset Maximum Series - Class R6	12,222,962	975,401	8,389,017	4,182,728	330,389	95,850	(109,287)	91,271

	$121,570,501	$16,666,029	$64,534,385	$78,889,258		$1,750,669	$(2,177,092)	$8,333,767

TARGET 2035 SERIES	VALUE AT 10/31/18	PURCHASE COST	SALES PROCEEDS	VALUE AT 10/31/19	SHARES HELD AT 10/31/19	DIVIDEND INCOME	DISTRIBUTIONS AND NET REALIZED GAIN OR LOSS	CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)
Blended Asset Extended Series - Class R6	$24,251,400	$ 8,834,927	$3,101,631	$33,120,822	2,949,316	$458,538	$135,073	$3,081,434
Blended Asset Maximum Series - Class R6	13,074,707	3,527,977	2,650,034	14,826,435	1,171,124	149,699	601,786	926,053

	$37,326,107	$12,362,904	$5,751,665	$47,947,257		$608,237	$736,859	$4,007,487

72

Notes to Financial Statements (continued)

5.	Investments in Affiliated Issuers (continued)

TARGET 2040 SERIES	VALUE AT 10/31/18	PURCHASE COST	SALES PROCEEDS	VALUE AT 10/31/19	SHARES HELD AT 10/31/19	DIVIDEND INCOME	DISTRIBUTIONS AND NET REALIZED GAIN OR LOSS	CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)
Blended Asset Extended Series - Class R6	$29,068,763	$ 6,142,839	$14,312,624	$22,770,498	2,027,649	$457,940	$(475,203)	$2,442,894
Blended Asset Maximum Series - Class R6	43,914,852	7,079,724	21,645,473	29,110,514	2,299,409	413,051	400,150	1,552,984

	$72,983,615	$13,222,563	$35,958,097	$51,881,012		$870,991	$ (75,053)	$3,995,878

TARGET 2045 SERIES	VALUE AT 10/31/18	PURCHASE COST	SALES PROCEEDS	VALUE AT 10/31/19	SHARES HELD AT 10/31/19	DIVIDEND INCOME	DISTRIBUTIONS AND NET REALIZED GAIN OR LOSS	CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)
Blended Asset Extended Series - Class R6	$ 3,067,693	$2,091,778	$ 576,484	$ 5,075,474	451,957	$ 64,258	$ 27,300	$ 475,560
Blended Asset Maximum Series - Class R6	17,444,750	5,672,911	3,243,819	21,219,701	1,676,122	210,037	899,089	1,337,128

	$20,512,443	$7,764,689	$3,820,303	$26,295,175		$274,295	$926,389	$1,812,688

TARGET 2050 SERIES	VALUE AT 10/31/18	PURCHASE COST	SALES PROCEEDS	VALUE AT 10/31/19	SHARES HELD AT 10/31/19	DIVIDEND INCOME	DISTRIBUTIONS AND NET REALIZED GAIN	CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)
Blended Asset Maximum Series - Class R6	$33,049,623	$10,667,145	$12,466,520	$32,204,079	2,543,766	$350,144	$709,628	$1,887,695

TARGET 2055 SERIES	VALUE AT 10/31/18	PURCHASE COST	SALES PROCEEDS	VALUE AT 10/31/19	SHARES HELD AT 10/31/19	DIVIDEND INCOME	DISTRIBUTIONS AND NET REALIZED GAIN OR LOSS	CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)
Blended Asset Maximum Series - Class R6	$10,223,687	$3,915,728	$2,339,224	$12,732,553	1,005,731	$124,971	$585,302	$861,760

TARGET 2060 SERIES	VALUE AT 10/31/18	PURCHASE COST	SALES PROCEEDS	VALUE AT 10/31/19	SHARES HELD AT 10/31/19	DIVIDEND INCOME	DISTRIBUTIONS AND NET REALIZED GAIN OR LOSS	CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)
Blended Asset Maximum Series - Class R6	$11,393,453	$5,820,203	$4,354,149	$13,234,661	1,045,392	$133,955	$232,290	$759,245

6.	Capital Stock Transactions

Transactions in Class K, Class R, Class I, and Class R6 shares:

TARGET INCOME SERIES:	FOR THE YEAR ENDED 10/31/19		FOR THE YEAR ENDED 10/31/18		FOR THE YEAR ENDED 10/31/19		FOR THE YEAR ENDED 10/31/18
	CLASS K		CLASS K		CLASS R		CLASS R
	SHARES	AMOUNTS	SHARES	AMOUNTS	SHARES	AMOUNTS	SHARES	AMOUNTS
Sold	962,007	$9,707,566	3,459,198	$34,200,840	319,488	$3,148,036	1,282,576	$12,499,324
Reinvested	181,436	1,733,380	55,745	550,512	34,501	326,409	8,088	78,863
Repurchased	(6,551,328)	(62,697,503)	(794,763)	(7,842,218)	(401,484)	(4,058,779)	(348,958)	(3,406,394)

Total	(5,407,885)	$(51,256,557)	2,720,180	$26,909,134	(47,495)	$(584,334)	941,706	$9,171,793

73

Notes to Financial Statements (continued)

6.	Capital Stock Transactions (continued)

TARGET INCOME SERIES:	FOR THE YEAR ENDED 10/31/19 CLASS I		FOR THE YEAR ENDED 10/31/18 CLASS I		FOR THE YEAR ENDED 10/31/19 CLASS R6		FOR THE YEAR ENDED 10/31/18 CLASS R6
	SHARES	AMOUNTS	SHARES	AMOUNTS	SHARES	AMOUNTS	SHARES	AMOUNTS
Sold	11,488	$117,333	25,220	$253,822	—	$—	—	$—
Reinvested	1,405	13,585	3,950	39,151	9	82	5	45
Repurchased	(10,631)	(105,949)	(760,862)	(7,626,184)	(517)	(5,122)	—	—

Total	2,262	$24,969	(731,692)	$(7,333,211)	(508)	$(5,040)	5	$45

TARGET 2015 SERIES:	FOR THE YEAR ENDED 10/31/19 CLASS K		FOR THE YEAR ENDED 10/31/18 CLASS K		FOR THE YEAR ENDED 10/31/19 CLASS R		FOR THE YEAR ENDED 10/31/18 CLASS R
	SHARES	AMOUNTS	SHARES	AMOUNTS	SHARES	AMOUNTS	SHARES	AMOUNTS
Sold	11,457	$130,015	37,320	$416,295	57	$631	251	$2,828
Reinvested	2,039	22,028	1,657	18,450	47	510	13	150
Repurchased	(78,276)	(877,434)	(250,959)	(2,781,162)	(3,510)	(40,130)	(405)	(4,535)

Total	(64,780)	$(725,391)	(211,982)	$(2,346,417)	(3,406)	$(38,989)	(141)	$(1,557)

TARGET 2015 SERIES:	FOR THE YEAR ENDED 10/31/19 CLASS I		FOR THE YEAR ENDED 10/31/18 CLASS I		FOR THE YEAR ENDED 10/31/19 CLASS R6		FOR THE YEAR ENDED 10/31/18 CLASS R6
	SHARES	AMOUNTS	SHARES	AMOUNTS	SHARES	AMOUNTS	SHARES	AMOUNTS
Sold	1,354	$15,002	10,319	$116,848	—	$—	—	$—
Reinvested	163	1,765	263	2,948	8	89	5	49
Repurchased	(20,357)	(224,940)	(13,809)	(155,395)	(459)	(5,114)	—	—

Total	(18,840)	$(208,173)	(3,227)	$(35,599)	(451)	$(5,025)	5	$49

TARGET 2020 SERIES:	FOR THE YEAR ENDED 10/31/19 CLASS K		FOR THE YEAR ENDED 10/31/18 CLASS K		FOR THE YEAR ENDED 10/31/19 CLASS R		FOR THE YEAR ENDED 10/31/18 CLASS R
	SHARES	AMOUNTS	SHARES	AMOUNTS	SHARES	AMOUNTS	SHARES	AMOUNTS
Sold	754,254	$7,250,970	1,799,328	$17,011,756	281,861	$2,629,905	840,753	$7,833,720
Reinvested	116,291	1,047,489	35,055	331,206	22,422	200,008	4,150	38,502
Repurchased	(5,419,700)	(49,035,047)	(1,109,780)	(10,488,707)	(331,658)	(3,202,503)	(492,010)	(4,595,463)

Total	(4,549,155)	$(40,736,588)	724,603	$6,854,255	(27,375)	$(372,590)	352,893	$3,276,759

TARGET 2020 SERIES:	FOR THE YEAR ENDED 10/31/19 CLASS I		FOR THE YEAR ENDED 10/31/18 CLASS I		FOR THE PERIOD 11/1/18 TO 3/1/19 (DATE OF LIQUIDATION) CLASS R6		FOR THE YEAR ENDED 10/31/18 CLASS R6
	SHARES	AMOUNTS	SHARES	AMOUNTS	SHARES	AMOUNTS	SHARES	AMOUNTS
Sold	26,083	$250,270	161,668	$1,542,712	—	$—	—	$—
Reinvested	2,877	26,279	13,342	125,744	8	72	4	39
Repurchased	(66,892)	(636,604)	(3,242,665)	(31,221,702)	(541)	(5,117)	—	—

Total	(37,932)	$(360,055)	(3,067,655)	$(29,553,246)	(533)	$(5,045)	4	$39

74

Notes to Financial Statements (continued)

6.	Capital Stock Transactions (continued)

TARGET 2025 SERIES:	FOR THE YEAR ENDED 10/31/19 CLASS K		FOR THE YEAR ENDED 10/31/18 CLASS K		FOR THE YEAR ENDED 10/31/19 CLASS R		FOR THE YEAR ENDED 10/31/18 CLASS R
	SHARES	AMOUNTS	SHARES	AMOUNTS	SHARES	AMOUNTS	SHARES	AMOUNTS
Sold	738,968	$9,121,599	1,534,730	$18,509,075	419,486	$5,078,875	1,225,545	$14,820,290
Reinvested	53,819	617,781	9,973	120,080	33,477	382,607	4,298	51,881
Repurchased	(408,916)	(4,994,545)	(729,450)	(8,760,023)	(559,888)	(6,994,177)	(303,550)	(3,700,436)

Total	383,871	$4,744,835	815,253	$9,869,132	(106,925)	$(1,532,695)	926,293	$11,171,735

TARGET 2025 SERIES:	FOR THE YEAR ENDED 10/31/19 CLASS I		FOR THE YEAR ENDED 10/31/18 CLASS I		FOR THE PERIOD 11/1/18 TO 3/1/19 (DATE OF LIQUIDATION) CLASS R6		FOR THE YEAR ENDED 10/31/18 CLASS R6
	SHARES	AMOUNTS	SHARES	AMOUNTS	SHARES	AMOUNTS	SHARES	AMOUNTS
Sold	48,377	$592,711	34,292	$410,576	—	$—	—	$—
Reinvested	2,141	24,580	999	11,987	8	84	3	36
Repurchased	(63,269)	(753,060)	(94,808)	(1,146,696)	(429)	(5,129)	—	—

Total	(12,751)	$(135,769)	(59,517)	$(724,133)	(421)	$(5,045)	3	$36

TARGET 2030 SERIES:	FOR THE YEAR ENDED 10/31/19 CLASS K		FOR THE YEAR ENDED 10/31/18 CLASS K		FOR THE YEAR ENDED 10/31/19 CLASS R		FOR THE YEAR ENDED 10/31/18 CLASS R
	SHARES	AMOUNTS	SHARES	AMOUNTS	SHARES	AMOUNTS	SHARES	AMOUNTS
Sold	1,026,683	$10,060,839	2,083,281	$20,161,761	676,480	$6,478,226	1,231,615	$11,808,521
Reinvested	219,932	1,974,424	31,911	307,548	55,022	489,275	4,237	40,572
Repurchased	(6,619,061)	(59,998,542)	(1,535,516)	(14,803,048)	(726,480)	(7,121,470)	(363,201)	(3,500,775)

Total	(5,372,446)	$(47,963,279)	579,676	$5,666,261	5,022	$(153,969)	872,651	$8,348,318

TARGET 2030 SERIES:	FOR THE YEAR ENDED 10/31/19 CLASS I		FOR THE YEAR ENDED 10/31/18 CLASS I		FOR THE YEAR ENDED 10/31/19 CLASS R6		FOR THE YEAR ENDED 10/31/18 CLASS R6
	SHARES	AMOUNTS	SHARES	AMOUNTS	SHARES	AMOUNTS	SHARES	AMOUNTS
Sold	105,528	$1,050,547	328,500	$3,198,818	—	$—	—	$—
Reinvested	8,368	76,651	13,968	134,947	12	109	3	34
Repurchased	(54,254)	(533,911)	(3,703,089)	(36,954,583)	(535)	(5,168)	—	—

Total	59,642	$593,287	(3,360,621)	$(33,620,818)	(523)	$(5,059)	3	$34

TARGET 2035 SERIES:	FOR THE YEAR ENDED 10/31/19 CLASS K		FOR THE YEAR ENDED 10/31/18 CLASS K		FOR THE YEAR ENDED 10/31/19 CLASS R		FOR THE YEAR ENDED 10/31/18 CLASS R
	SHARES	AMOUNTS	SHARES	AMOUNTS	SHARES	AMOUNTS	SHARES	AMOUNTS
Sold	657,919	$8,540,585	894,857	$11,507,154	476,096	$6,066,432	814,355	$10,520,876
Reinvested	67,799	786,410	24,501	309,903	51,428	596,100	9,442	119,395
Repurchased	(337,040)	(4,261,217)	(681,703)	(8,746,295)	(359,638)	(4,759,279)	(132,161)	(1,727,643)

Total	388,678	$5,065,778	237,655	$3,070,762	167,886	$1,903,253	691,636	$8,912,628

75

Notes to Financial Statements (continued)

6.	Capital Stock Transactions (continued)

TARGET 2035 SERIES:	FOR THE YEAR ENDED 10/31/19 CLASS I		FOR THE YEAR ENDED 10/31/18 CLASS I		FOR THE YEAR ENDED 10/31/19 CLASS R6		FOR THE YEAR ENDED 10/31/18 CLASS R6
	SHARES	AMOUNTS	SHARES	AMOUNTS	SHARES	AMOUNTS	SHARES	AMOUNTS
Sold	6,161	$78,871	24,169	$313,517	—	$—	—	$—
Reinvested	2,254	26,322	1,448	18,394	16	187	8	94
Repurchased	(13,076)	(166,791)	(40,800)	(534,892)	(417)	(5,212)	—	—

Total	(4,661)	$(61,598)	(15,183)	$(202,981)	(401)	$(5,025)	8	$94

TARGET 2040 SERIES:	FOR THE YEAR ENDED 10/31/19 CLASS K		FOR THE YEAR ENDED 10/31/18 CLASS K		FOR THE YEAR ENDED 10/31/19 CLASS R		FOR THE YEAR ENDED 10/31/18 CLASS R
	SHARES	AMOUNTS	SHARES	AMOUNTS	SHARES	AMOUNTS	SHARES	AMOUNTS
Sold	782,837	$7,718,919	1,332,229	$13,630,503	466,330	$4,527,663	902,770	$9,157,688
Reinvested	426,779	3,744,224	112,904	1,128,727	122,823	1,066,161	17,371	172,255
Repurchased	(3,745,561)	(33,400,130)	(1,096,514)	(11,196,621)	(430,909)	(4,268,833)	(195,400)	(1,996,090)

Total	(2,535,945)	$(21,936,987)	348,619	$3,562,609	158,244	$1,324,991	724,741	$7,333,853

TARGET 2040 SERIES:	FOR THE YEAR ENDED 10/31/19 CLASS I		FOR THE YEAR ENDED 10/31/18 CLASS I		FOR THE YEAR ENDED 10/31/19 CLASS R6		FOR THE YEAR ENDED 10/31/18 CLASS R6
	SHARES	AMOUNTS	SHARES	AMOUNTS	SHARES	AMOUNTS	SHARES	AMOUNTS
Sold	57,843	$570,919	245,103	$2,504,570	—	$—	—	$—
Reinvested	19,146	170,060	53,363	537,445	39	345	12	123
Repurchased	(69,782)	(707,625)	(2,371,127)	(25,021,391)	(547)	(5,255)	—	—

Total	7,207	$33,354	(2,072,661)	$(21,979,376)	(508)	$(4,910)	12	$123

TARGET 2045 SERIES:	FOR THE YEAR ENDED 10/31/19 CLASS K		FOR THE YEAR ENDED 10/31/18 CLASS K		FOR THE YEAR ENDED 10/31/19 CLASS R		FOR THE YEAR ENDED 10/31/18 CLASS R
	SHARES	AMOUNTS	SHARES	AMOUNTS	SHARES	AMOUNTS	SHARES	AMOUNTS
Sold	306,810	$4,044,623	475,170	$6,394,714	299,090	$3,841,569	493,767	$6,575,433
Reinvested	60,712	691,460	42,406	552,543	58,633	660,544	21,160	274,179
Repurchased	(205,839)	(2,672,787)	(446,574)	(5,981,696)	(181,330)	(2,382,394)	(139,055)	(1,881,446)

Total	161,683	$2,063,296	71,002	$965,561	176,393	$2,119,719	375,872	$4,968,166

TARGET 2045 SERIES:	FOR THE YEAR ENDED 10/31/19 CLASS I		FOR THE YEAR ENDED 10/31/18 CLASS I		FOR THE YEAR ENDED 10/31/19 CLASS R6		FOR THE YEAR ENDED 10/31/18 CLASS R6
	SHARES	AMOUNTS	SHARES	AMOUNTS	SHARES	AMOUNTS	SHARES	AMOUNTS
Sold	8,322	$108,182	37,004	$501,039	—	$—	—	$—
Reinvested	4,389	50,249	6,649	86,772	31	349	22	284
Repurchased	(3,253)	(42,676)	(86,728)	(1,199,721)	(424)	(5,298)	—	—

Total	9,458	$115,755	(43,075)	$(611,910)	(393)	$(4,949)	22	$284

76

Notes to Financial Statements (continued)

6.	Capital Stock Transactions (continued)

TARGET
2050	FOR THE YEAR		FOR THE YEAR		FOR THE YEAR		FOR THE YEAR
SERIES:	ENDED 10/31/19		ENDED 10/31/18		ENDED 10/31/19		ENDED 10/31/18

	CLASS K		CLASS K		CLASS R		CLASS R
	SHARES	AMOUNTS	SHARES	AMOUNTS	SHARES	AMOUNTS	SHARES	AMOUNTS
Sold	705,800	$7,241,003	823,981	$9,011,773	379,318	$3,793,938	478,931	$5,143,876
Reinvested	240,335	2,132,184	134,865	1,418,779	86,076	751,001	25,431	264,514
Repurchased	(1,332,263)	(12,158,663)	(422,631)	(4,606,915)	(281,510)	(2,873,841)	(55,261)	(604,748)

Total	(386,128)	$(2,785,476)	536,215	$5,823,637	183,884	$1,671,098	449,101	$4,803,642

TARGET
2050	FOR THE YEAR		FOR THE YEAR		FOR THE YEAR		FOR THE YEAR
SERIES:	ENDED 10/31/19		ENDED 10/31/18		ENDED 10/31/19		ENDED 10/31/18

	CLASS I		CLASS I		CLASS R6		CLASS R6
	SHARES	AMOUNTS	SHARES	AMOUNTS	SHARES	AMOUNTS	SHARES	AMOUNTS
Sold	77,873	$786,721	134,308	$1,486,047	—	$—	—	$—
Reinvested	14,130	126,784	93,742	993,663	53	478	35	372
Repurchased	(37,541)	(378,966)	(1,254,171)	(14,080,552)	(539)	(5,321)	—	—

Total	54,462	$534,539	(1,026,121)	$(11,600,842)	(486)	$(4,843)	35	$372

TARGET
2055	FOR THE YEAR		FOR THE YEAR		FOR THE YEAR		FOR THE YEAR
SERIES:	ENDED 10/31/19		ENDED 10/31/18		ENDED 10/31/19		ENDED 10/31/18

	CLASS K		CLASS K		CLASS R		CLASS R
	SHARES	AMOUNTS	SHARES	AMOUNTS	SHARES	AMOUNTS	SHARES	AMOUNTS
Sold	182,856	$2,324,241	197,764	$2,623,883	149,787	$1,858,282	225,755	$2,962,773
Reinvested	27,325	304,231	29,291	374,094	30,948	339,226	19,193	242,384
Repurchased	(128,894)	(1,639,804)	(157,569)	(2,087,370)	(127,205)	(1,622,153)	(14,049)	(186,293)

Total	81,287	$988,668	69,486	$910,607	53,530	$575,355	230,899	$3,018,864

TARGET
2055	FOR THE YEAR		FOR THE YEAR		FOR THE YEAR		FOR THE YEAR
SERIES:	ENDED 10/31/19		ENDED 10/31/18		ENDED 10/31/19		ENDED 10/31/18

	CLASS I		CLASS I		CLASS R6		CLASS R6
	SHARES	AMOUNTS	SHARES	AMOUNTS	SHARES	AMOUNTS	SHARES	AMOUNTS
Sold	15,137	$195,386	23,787	$320,747	—	$—	—	$—
Reinvested	2,087	23,522	1,693	21,844	30	335	34	428
Repurchased	(8,718)	(113,197)	(16,336)	(224,590)	(429)	(5,319)	—	—

Total	8,506	$105,711	9,144	$118,001	(399)	$(4,984)	34	$428

TARGET
2060	FOR THE YEAR		FOR THE YEAR		FOR THE YEAR		FOR THE YEAR
SERIES:	ENDED 10/31/19		ENDED 10/31/18		ENDED 10/31/19		ENDED 10/31/18

	CLASS K		CLASS K		CLASS R		CLASS R
	SHARES	AMOUNTS	SHARES	AMOUNTS	SHARES	AMOUNTS	SHARES	AMOUNTS
Sold	254,520	$3,003,439	327,857	$3,938,736	267,080	$3,054,877	286,497	$3,408,578
Reinvested	39,861	402,474	33,071	379,653	28,097	280,280	13,328	152,746
Repurchased	(408,001)	(4,158,775)	(21,914)	(256,210)	(103,327)	(1,238,833)	(17,190)	(207,081)

Total	(113,620)	$(752,862)	339,014	$4,062,179	191,850	$2,096,324	282,635	$3,354,243

77

Notes to Financial Statements (continued)

6.	Capital Stock Transactions (continued)

TARGET
2060	FOR THE YEAR		FOR THE YEAR		FOR THE YEAR		FOR THE YEAR
SERIES:	ENDED 10/31/19		ENDED 10/31/18		ENDED 10/31/19		ENDED 10/31/18

	CLASS I		CLASS I		CLASS R6		CLASS R6
	SHARES	AMOUNTS	SHARES	AMOUNTS	SHARES	AMOUNTS	SHARES	AMOUNTS
Sold	14,345	$164,198	5,597	$66,648	—	$2	—	$—
Reinvested	576	5,840	789	9,062	29	293	46	531
Repurchased	(3,873)	(43,002)	(2,302)	(28,219)	(477)	(5,321)	—	—

Total	11,048	$127,036	4,084	$47,491	(448)	$(5,026)	46	$531

The following table represents instances at October 31, 2019, where a shareholder account owned greater than 10% of a Series:

	NUMBER OF	PERCENTAGE
SERIES	ACCOUNTS	OF THE
	OVER 10%	SERIES
Target 2015 Series	3	68.3%
Target 2050 Series	1	16.6%

At October 31, 2019, the Advisor and its affiliates owned 1.8% of the Target 2060 Series and less than 0.1% of Target 2015 Series, Target 2025 Series, Target 2035 Series, Target 2045 Series and Target 2055 Series. Investment activities of these shareholders may have a material effect on the Series.

7.	Line of Credit

The Fund has entered into a 364-day, $25 million credit agreement (the “line of credit”) with Bank of New York Mellon. Each series of the Fund may borrow under the line of credit for temporary or emergency purposes, including funding shareholder redemptions and other short-term liquidity purposes. The Fund pays an annual fee on the unused commitment amount, payable quarterly, and is allocated among all the series of the Fund and included in miscellaneous expenses in the Statement of Operations for each series. The line of credit expires in August 2020 unless extended or renewed. During the year ended October 31, 2019, none of the Series borrowed under the line of credit.

8.	Financial Instruments

The Underlying Series may trade in instruments including written and purchased options, forward foreign currency exchange contracts and futures contracts and other derivatives in the normal course of investing activities to assist in managing exposure to various market risks. The Underlying Series may be subject to various elements of risk which may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. These risks include: the risk that changes in the value of a derivative may not correlate perfectly with the underlying asset, rate or index; counterparty credit risk related to over the counter derivative counterparties’ failure to perform under contract terms; liquidity risk related to the lack of a liquid market for these contracts allowing the fund to close out its position(s); and documentation risk relating to disagreement over contract terms. No such investments were directly held by the Series as of October 31, 2019.

9.	Federal Income Tax Information

The amount and characterization of certain income and capital gains to be distributed are determined in accordance with federal income tax regulations, which may differ from GAAP. The differences are primarily due to differing book and tax treatment in the timing and recognition on net investment income or gains and losses, including losses deferred due to wash sales. Each Series may periodically make reclassifications among its capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations, without impacting the Series’ net asset value. For the fiscal year ended October 31, 2019, $903 was reclassified within the capital accounts from Additional Paid in Capital to the Total Distributable Earnings (Loss) for the Target 2060 Series. Any such reclassifications are not reflected in the financial highlights.

78

Notes to Financial Statements (continued)

9.	Federal Income Tax Information (continued)

The tax character of distributions paid were as follows:

		TARGET	TARGET	TARGET	TARGET	TARGET
		INCOME	2015	2020	2025	2030
		SERIES	SERIES	SERIES	SERIES	SERIES
Ordinary income (2019)		$2,087,974	$24,392	$1,320,215	$1,027,006	$2,606,053
Ordinary income (2018)		$672,375	$21,596	$511,932	$184,177	$496,157
Long-term capital gain (2018)		$—	$ —	$—	$10	$—
	TARGET	TARGET	TARGET	TARGET	TARGET	TARGET
	2035	2040	2045	2050	2055	2060
	SERIES	SERIES	SERIES	SERIES	SERIES	SERIES
Ordinary income (2019)	$1,409,087	$5,021,140	$1,403,021	$3,064,971	$667,314	$692,961
Ordinary income (2018)	$353,015	$1,269,940	$332,652	$1,110,027	$310,269	$193,740
Long-term capital gain (2019)	$—	$1,807	$—	$—	$ —	$ —
Long-term capital gain (2018)	$95,020	$580,680	$581,311	$1,613,758	$328,481	$350,714

At October 31, 2019, the tax basis of components of distributable earnings and the net unrealized appreciation based on the identified cost of investments for federal income tax purposes were as follows:

		TARGET	TARGET	TARGET	TARGET	TARGET
		INCOME	2015	2020	2025	2030
		SERIES	SERIES	SERIES	SERIES	SERIES
Cost for federal income tax purposes		$74,262,091	$1,188,354	$52,782,372	$63,899,918	$73,590,885
Unrealized appreciation		4,384,471	71,829	3,627,928	4,967,593	5,298,373
Unrealized depreciation		—	—	—	—	—

Net unrealized appreciation		$4,384,471	$71,829	$3,627,928	$4,967,593	$5,298,373

Undistributed ordinary income		$54,711	$1,126	$25,933	$27,724	$19,913
Undistributed long-term capital gains		$—	$—	$—	$4,704	$—
Capital loss carryforward		$(2,237,945)	$(445,631)	$(3,372,013)	$—	$(2,698,747)
	TARGET	TARGET	TARGET	TARGET	TARGET	TARGET
	2035	2040	2045	2050	2055	2060
	SERIES	SERIES	SERIES	SERIES	SERIES	SERIES
Cost for federal income tax purposes	$44,772,170	$48,847,144	$24,742,143	$30,565,560	$11,910,699	$12,797,214
Unrealized appreciation	3,175,087	3,033,868	1,553,032	1,638,519	821,854	437,447
Unrealized depreciation	—	—	—	—	—	—

Net unrealized appreciation	$3,175,087	$3,033,868	$1,553,032	$1,638,519	$821,854	$437,447

Undistributed ordinary income	$8,353	$6,960	$1,861	$2,088	$409	$—
Undistributed long-term capital gains	$111,091	$—	$118,709	$—	$86,207	$—
Capital loss carryforwards	$—	$(1,856,872)	$—	$(586,436)	$—	$(224,104)

At October 31, 2019, Target 2015 Series had net short-term capital loss carryforwards of $4,988 and Target Income Series, Target 2015 Series, Target 2020 Series, Target 2030 Series, Target 2040 Series, Target 2050 Series, and Target 2060 Series had net long-term capital loss carryforwards of $2,237,945, $440,643, $3,372,013, $2,698,747, $1,856,872, $586,436, and $224,104, respectively, which may be carried forward indefinitely.

79

Report of Independent Registered Public Accounting Firm

To the Board of Directors of Manning & Napier Fund, Inc. and Shareholders of Target Income Series, Target 2015 Series, Target 2020 Series, Target 2025 Series, Target 2030 Series, Target 2035 Series, Target 2040 Series, Target 2045 Series, Target 2050 Series, Target 2055 Series and Target 2060 Series

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the investment portfolios, of Target Income Series, Target 2015 Series, Target 2020 Series, Target 2025 Series, Target 2030 Series, Target 2035 Series, Target 2040 Series, Target 2045 Series, Target 2050 Series, Target 2055 Series and Target 2060 Series (eleven of the series constituting Manning & Napier Fund, Inc., hereafter collectively referred to as the “Funds”) as of October 31, 2019, the related statements of operations for the year ended October 31, 2019, the statements of changes in net assets for each of the two years in the period ended October 31, 2019, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of October 31, 2019, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended October 31, 2019 and each of the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2019 by correspondence with the custodian and transfer agent. We believe that our audits provide a reasonable basis for our opinions.

New York, New York

December 16, 2019

We have served as the auditor of one or more investment companies in Manning & Napier Mutual Funds since 1992.

80

Supplemental Tax Information

(unaudited)

All reportings are based on financial information available as of the date of this annual report and, accordingly, are subject to change.

For federal income tax purposes, each of the Series reports for the current fiscal year the amount disclosed below or, if different, the maximum amount allowable under the tax law, as qualified dividend income (“QDI”).

Series	QDI
Target Income Series	$542,664
Target 2015 Series	7,018
Target 2020 Series	417,139
Target 2025 Series	404,544
Target 2030 Series	984,791
Target 2035 Series	444,531
Target 2040 Series	1,001,046
Target 2045 Series	344,579
Target 2050 Series	575,022
Target 2055 Series	181,973
Target 2060 Series	208,234

For corporate shareholders, the percentage of investment income (dividend income plus short-term gain, if any) that qualifies for the dividends received deduction (DRD) for the current fiscal year is as follows:

Series	DRD%
Target Income Series	17.23%
Target 2015 Series	16.47%
Target 2020 Series	12.73%
Target 2025 Series	15.60%
Target 2030 Series	15.16%
Target 2035 Series	13.08%
Target 2040 Series	8.45%
Target 2045 Series	10.63%
Target 2050 Series	8.18%
Target 2055 Series	11.92%
Target 2060 Series	13.22%

The Series designate Long-Term Capital Gain dividends pursuant to Section 852(b)(3) of the Code for the fiscal year ended October 31, 2019 as follows:

Series
Target 2025 Series	$ —
Target 2035 Series	—
Target 2040 Series	—
Target 2045 Series	124,644
Target 2050 Series	—
Target 2055 Series	90,517
Target 2060 Series	—

81

Directors’ and Officers’ Information

(unaudited)

The Statement of Additional Information provides additional information about the Fund’s directors and officers and can be obtained without charge by calling 1-800-466-3863, at www.manning-napier.com, or on the EDGAR Database on the SEC Internet web site (http://www.sec.gov). The following chart shows certain information about the Fund’s directors and officers, including their principal occupations during the last five years. Unless specific dates are provided, the individuals have held the listed positions for longer than five years.

Interested Director and Officer

Name:	Paul Battaglia*

Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	41
Current Position(s) Held with Fund:	Principal Executive Officer, President, Chairman & Director
Term of Office & Length of Time Served:	Indefinite – Chairman and Director since November 2018[1]
Principal Occupation(s) During Past 5 Years:	Chief Financial Officer (2018 – Present); Vice President of Finance (2016 – 2018); Director of Finance (2011 – 2016); Financial Analyst/Internal Auditor (2004-2006) – Manning & Napier Advisors, LLC and affiliates Holds one or more of the following titles for various affiliates: Chief Financial Officer
Number of Portfolios Overseen within Fund Complex:	32
Other Directorships Held Outside Fund Complex During Past 5 Years:	N/A

Independent Directors

Name:	Stephen B. Ashley
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	79
Current Position(s) Held with Fund:	Director, Audit Committee Member, Governance & Nominating Committee Member
Term of Office & Length of Time Served:	Indefinite – Since 1996
Principal Occupation(s) During Past 5 Years:	Chairman, Director & Chief Executive Officer (1997 to present) - The Ashley Group (property management and investment). Director (1995-2008) and Chairman (non-executive) (2004-2008) - Fannie Mae (mortgage)
Number of Portfolios Overseen within Fund Complex:	32
Other Directorships Held Outside Fund Complex During	Fannie Mae (1995-2008)
Past 5 Years:	The Ashley Group (1995-2008)
Genesee Corporation (1987-2007)

Name:	Paul A. Brooke
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	73
Current Position(s) Held with Fund:	Lead Independent Director, Audit Committee Member, Governance & Nominating Committee Chairman
Term of Office & Length of Time Served:	Indefinite – Director, Audit Committee Member, Governance & Nominating Committee Member since 2007; Governance & Nominating Committee Chairman since 2016; Lead Independent Director since 2017
Principal Occupation(s) During Past 5 Years:	Chairman & CEO (2005-2009) - Ithaka Acquisition Corporation (investments); Chairman (2007-2009) - Alsius Corporation (investments); Managing Member (1991-present) - PMSV Holdings LLC (investments); Managing Member (2010-2016) - Venbio (investments).
Number of Portfolios Overseen within Fund Complex:	32
Other Directorships Held Outside Fund Complex During Past 5 Years:

Incyte Corp. (biotech)(2000-present); ViroPharma, Inc. (speciality pharmaceuticals)(2000-2014); HLTH (WebMD)(information)(2000-2010); Cheyne Capital International (investment)(2000-2017); GMP Companies (investment)(2000-2011); Cytos Biotechnology Ltd (biotechnology)(2012-2014); Cerus (biomedical)(2016-present); PureEarth(non-profit)(2012-present); Caelum BioSciences (biomedical)(2018-present)

82

Directors’ and Officers’ Information

(unaudited)

Independent Directors (continued)

Name:	Peter L. Faber
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	81
Current Position(s) Held with Fund:	Director, Governance & Nominating Committee Member
Term of Office & Length of Time Served:	Indefinite – Since 1987
Principal Occupation(s) During Past 5 Years:	Senior Counsel (2006-2012), Partner (1995-2006 & 2013-present) - McDermott, Will & Emery LLP (law firm)
Number of Portfolios Overseen within Fund Complex:	32
Other Directorships Held Outside Fund Complex During Past 5 Years:

Boston Early Music Festival (non-profit)(2007-present); Amherst Early Music, Inc. (non-profit)(2009-present); Gotham Early Music Scene, Inc. (non-profit)(2009-present); Partnership for New York City, Inc. (non-profit)(1989-2010); New York Collegium (non-profit)(2004-2011); S’Cool Sounds, Inc. (non-profit)(2017-present)

Name:	Harris H. Rusitzky
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	84
Current Position(s) Held with Fund:	Director, Audit Committee Member, Governance & Nominating Committee Member
Term of Office & Length of Time Served:	Indefinite – Since 1985
Principal Occupation(s) During Past 5 Years:	President (1994- present) - The Greening Group (business consultants); Partner (2006-present) - The Restaurant Group (restaurants)
Number of Portfolios Overseen within Fund Complex:	32
Other Directorships Held Outside Fund Complex During Past 5 Years:

Rochester Institute of Technology (university)(1972-present); Culinary Institute of America (non-profit college)(1985-present); George Eastman House (museum)(1988-present); National Restaurant Association (restaurant trade organization)(1978-present)

Name:	Chester N. Watson
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	69
Current Position(s) Held with Fund:	Director, Audit Committee Chairman, Governance & Nominating Committee Member
Term of Office & Length of Time Served:	Indefinite – Director, Audit Committee Member, Governance & Nominating Committee Member Since 2012; Audit Committee Chairman since 2013
Principal Occupation(s) During Past 5 Years:	General Auditor (2003-2011) - General Motors Company (auto manufacturer)
Number of Portfolios Overseen within Fund Complex:	32
Other Directorships Held Outside Fund Complex During	Rochester Institute of Technology (university)(2005-present); Town of
Past 5 Years:	Greenburgh, NY Planning Board (municipal government) (2015-2018)

Officers:

Name:	Elizabeth Craig
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	32
Current Position(s) Held with Fund:	Corporate Secretary
Term of Office[1] & Length of Time Served:	Since 2016
Principal Occupation(s) During Past 5 Years:

Fund Regulatory Administration Manager since 2018; Fund Administration Manager (2015-2018); Mutual Fund Compliance Specialist (2009-2015) - Manning & Napier Advisors, LLC; Assistant Corporate Secretary (2011-2016) - Manning & Napier Fund, Inc.

83

Directors’ and Officers’ Information

(unaudited)

Officers: (continued)
Name:	Christine Glavin
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	53
Current Position(s) Held with Fund:	Principal Financial Officer, Chief Financial Officer
Term of Office[1] & Length of Time Served:	Principal Financial Officer since 2002; Chief Financial Officer since 2001
Principal Occupation(s) During Past 5 Years:

Director of Fund Reporting since 2011; Fund Reporting Manager (1997-2011) - Manning & Napier Advisors, LLC; Assistant Treasurer since 2008 - Exeter Trust Company; Chief Financial Officer (2017-2018) - Rainier Investment Management Mutual Funds, Inc.

Name:	Samantha Larew
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	39
Current Position(s) Held with Fund:	Chief Compliance Officer and Anti-Money Laundering Compliance Officer
Term of Office[1] & Length of Time Served:	Chief Compliance Officer since 2019; Anti-Money Laundering Compliance Officer since 2018
Principal Occupation(s) During Past 5 Years:

Co-Director of Compliance (since 2018); Compliance Communications Supervisor (2014-2018); Compliance Supervisor (2011-2014); Broker-Dealer Compliance Analyst (2010-2014) - Manning & Napier Advisors, LLC and affiliates; Broker-Dealer Chief Compliance Officer (since 2013) – Manning & Napier Investor Services, Inc.; Compliance Analyst (2007-2009) – Wall Street Financial Group; Compliance Specialist (2003-2007) – Manning & Napier Advisors, LLC and affiliates Holds one or more of the following titles for various affiliates: Assistant Corporate Secretary, Chief Compliance Officer

Name:	Scott Morabito
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	31
Current Position(s) Held with Fund:	Vice President
Term of Office[1] & Length of Time Served:	Vice President since 2019; Assistant Vice President (2017-2019)
Principal Occupation(s) During Past 5 Years:

Managing Director of Operations since 2019 and Director of Funds Group from 2017 - 2019; Fund Product and Strategy Manager (2014-2017); Senior Product and Strategy Analyst (2013-2014); Product and Strategy Analyst (2011-2013) - Manning & Napier Advisors, LLC; President, Director – Manning & Napier Investor Services, Inc. since 2018

Name:	Sarah Turner
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	37
Current Position(s) Held with Fund:	Chief Legal Officer; Assistant Corporate Secretary
Term of Office[1] & Length of Time Served:	Since 2018
Principal Occupation(s) During Past 5 Years:

General Counsel since 2018 - Manning & Napier Advisors, LLC and affiliates; Counsel (2017-2018) – Harter Secrest and Emery LLP; Legal Counsel (2010-2017) – Manning & Napier Advisors, LLC and affiliates Holds one or more of the following titles for various affiliates: Corporate Secretary, General Counsel

*Interested Director, within the meaning of the 1940 Act by reason of his positions with the Fund’s Advisor, Manning & Napier Advisors, LLC, and Distributor, Manning & Napier Investor Services, Inc.

1The term of office of all officers shall be one year and until their respective successors are chosen and qualified, or his or her earlier resignation or removal as provided in the Fund’s By-Laws.

84

{This page intentionally left blank}

85

Literature Requests

(unaudited)

Proxy Voting Policies and Procedures

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, without charge, upon request:

By phone	1-800-466-3863
On the Securities and Exchange Commission’s (SEC) web site	http://www.sec.gov

Proxy Voting Record

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30th is available, without charge, upon request:

By phone	1-800-466-3863
On the SEC’s web site	http://www.sec.gov

Quarterly Portfolio Holdings

The Series’ complete schedule of portfolio holdings for the 1st and 3rd quarters of each fiscal year are provided on Form N-PORT, and are available, without charge, upon request:

By phone	1-800-466-3863
On the SEC’s web site	http://www.sec.gov

Prospectus and Statement of Additional Information (SAI)

For more information about any of the Manning & Napier Fund, Inc. Series, you may obtain a prospectus and SAI at www.manning-napier.com or by calling (800) 466-3863. Before investing, carefully consider the objectives, risks, charges and expenses of the investment and read the prospectus carefully as it contains this and other information about the investment company. In addition, this information can be found on the SEC’s web site, http://www.sec.gov.

Additional information available at www.manning-napier.com

1. Fund Holdings - Month-End

2. Fund Holdings - Quarter-End

3. Shareholder Report - Annual

4. Shareholder Report - Semi-Annual

The Fund also offers electronic notification or “e-delivery” when certain documents are available on-line to be downloaded or reviewed. Direct shareholders can elect to receive electronic notification when shareholder reports, prospectus updates, and/or statements are available. If you do not currently have on-line access to your account, you can establish access by going to www.manning-napier.com, click on “Login” in the top corner of the page, and follow the prompts to self-enroll. Once enrolled, you can set your electronic notification preferences by clicking on the Account Options tab located within the green toolbar and then select E-Delivery Option. Should you have any questions on either how to establish on-line access or how to update your account settings, please contact Investor Services at 1-800-466-3863.

The Manning & Napier Fund, Inc. is managed by Manning & Napier Advisors, LLC. Manning & Napier Investor Services, Inc., an affiliate of Manning & Napier Advisors, LLC, is the distributor of the Fund shares.

MNTGT-10/19-AR

www.manning-napier.com

Manning & Napier Fund, Inc.

Disciplined Value Series

Beginning on June 25, 2021, as permitted by Securities and Exchange Commission regulations, paper copies of the Series’ annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically by contacting your financial intermediary or, if you are a direct investor, by visiting www.manning-napier.com or calling 1-800-466-3863.

You may elect to receive all future annual and semi-annual reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with the Fund, you can inform the Fund that you wish to continue receiving paper copies of your shareholder reports by visiting www.manning-napier.com or calling 1-800-466-3863. Your election to receive reports in paper will apply to all funds held with your financial intermediary if you invest through a financial intermediary or all series of the Fund if you invest directly with the Fund.

Independent Perspective | Real-World Solutions

A Note from Our CEO

Dear Shareholder,

The investing world is constantly changing, yet investors’ needs and objectives remain substantially the same.

Whether you are an individual saver looking to ensure security in retirement, or an institutional investor with a fiduciary obligation to others, at the end of the day you look for a trusted partner to help you build, grow, and preserve wealth.

In order to do so successfully we recognize that, in the short-term, the world’s capital markets can be capricious and hard to predict.

Bubbles form, rise, and then pop. The hot stocks of today often become passing fads of tomorrow. Investor sentiment can swing wildly, whipsawing between exuberance one day and despondence the next.

As successful long-term investors, we are defined both by what we do as well as what we don’t do.

We don’t attempt to perfectly time every recession. We don’t jump on the latest trend. We don’t worry about capturing every market peak all across the globe.

On the other hand, we do maintain the rigorous disciplines we have developed over close to half a century. We are highly attentive to managing risk and protecting investors in down markets while participating fully in the opportunities our Research uncovers.

Our focus is on you, the shareholder, and helping you achieve your goals.

In the face of an uncertain world, we believe our investment philosophies, processes, and experience have stood the test of time and will do so in the future.

We appreciate your continued confidence in our approach.

Sincerely, Marc Mayer Chief Executive Officer

Corporate Headquarters | 290 Woodcliff Drive | Fairport, NY 14450 | (585) 325-6880 phone | (800) 551-0224 toll free | www.manning-napier.com

1

Disciplined Value Series

Fund Commentary

(unaudited)

Investment Objective

To provide competitive returns consistent with the broad equity market while also providing a level of capital protection during market downturns. The Series is designed to offer a diversified portfolio of dividend-paying US equity securities. Using a systematic process with a focus on mid- to large-capitalization US companies, securities are selected based on factors such as free cash flow generation and earnings power, minimum dividend yield, dividend sustainability, and financial health.

Performance Commentary

US equity markets posted positive returns for the twelve-month period ending October 31, 2019 and have experienced the second strongest year-to-date start in the past two decades. Over the one year period, large-cap stocks outperformed small- and mid-cap stocks, while growth stocks outperformed their value counterparts.

The Disciplined Value Series Class S slightly underperformed the Russell 1000® Value Index, returning 11.1% and 11.2%, respectively, with underperformance occurring in the first and second quarter of 2019.

The specific equities owned in the portfolio detracted from relative returns versus the benchmark and was the primary driver of slight underperformance, while positioning across sectors contributed to relative returns. More specifically, selection decisions within and an underweight to Energy along with an overweight to Industrials and Information Technology were the largest contributors to relative returns. In contrast, an underweight to Utilities and Real Estate as well as selection within Industrials, Consumer Staples, Health Care, and Materials detracted from relative returns.

From a factor perspective, growth stocks outperformed during the first half of the year as macro-economic concerns, such as the US-China trade war, subsided. Small cap outperformed mega-cap companies, serving as a headwind for the Series. Given the Series’ valuation emphasis, the portfolio has generally steered away from the more expensive areas of the market.

Within the Series, we pursue opportunities for shareholders through our disciplined screening process. Our goal is to generate stable income with the potential for capital growth. Importantly, this approach will continue to emphasize risk management as a critical component in managing the Series.

Please see the next page for additional performance information as of October 31, 2019.

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than that quoted; investors can obtain the most recent month-end performance at www.manning-napier.com or by calling (800) 466-3863.

Commentary prepared using data provided by FactSet. Analysis Manning & Napier. Commentary presented is relative to the Russell 1000® Value Index. Additional information and associated disclosures can be found on the Performance Update page of this report.

All investments involve risks, including possible loss of principal. As with any stock fund, the value of your investment will fluctuate in response to stock market movements. Investing in the Series will also involve a number of other risks, including issuer-specific risk and mid-cap risk. The Series invests primarily in dividend-paying equity securities, with a focus on mid- to large- cap companies. There is no assurance or guarantee that such companies will declare, continue to pay, or increase dividends. Stocks of mid-cap companies tend to be more volatile than those of large-cap companies, as mid-cap companies tend to be more susceptible to adverse business or economic events than larger, more established companies. In addition, because the Advisor manages the Series using a disciplined screening process, the Series is subject to the additional risk that the investment approach may not be successful. Further, the Advisor does not intend to make frequent changes to the Series’ portfolio in response to market movements.

2

Disciplined Value Series

Performance Update as of October 31, 2019

(unaudited)

	AVERAGE ANNUAL TOTAL RETURNS AS OF OCTOBER 31, 2019
	ONE YEAR[1]	FIVE YEAR	TEN YEAR

Disciplined Value Series - Class I2	11.44%	9.95%	11.89%

Disciplined Value Series - Class S2,3	11.11%	9.67%	11.60%

Disciplined Value Series - Class W2,3	11.79%	10.02%	11.93%

Disciplined Value Series - Class Z2,3	11.51%	9.97%	11.90%

Russell 1000® Value Index[4]	11.21%	7.61%	11.96%

The following graph compares the value of a $1,000,000 investment in the Disciplined Value Series - Class I for the ten years ended October 31, 2019 to the Russell 1000® Value Index.

1The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

2The Series’ performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. The Series’ performance is historical and may not be indicative of future results. The performance returns shown are inclusive of the net expense ratio of the Series. For the year ended October 31, 2019, this net expense ratio was 0.82% for Class S, 0.58% for Class I, 0.15% for Class W and 0.45% for Class Z. The gross expense ratio, which does not account for any voluntary or contractual waivers currently in effect, was 0.82% for Class S, 0.58% for Class I, 0.47% for Class W and 0.47% for Class Z for the year ended October 31, 2019.

3For periods through the inception of Class S on September 21, 2018 the performance is hypothetical and is based on the historical performance of Class I shares adjusted for Class S shares’ charges and expenses. For periods through March, 1, 2019 (the inception date of the Class W and Class Z shares), performance for the Class W and Class Z shares is based on the historical performance of the Class I shares. Because the Class W and Class Z shares invest in the same portfolio of securities as the Class I shares, performance for the respective shares will be different only to the extent that the Class I shares have a higher expense ratio.

4The Russell 1000® Value Index is an unmanaged, market capitalization-weighted index consisting of those Russell 1000® companies with lower price-to-book ratios and lower forecasted growth values. The Index returns are based on a market capitalization-weighted average of relative price changes of the component stocks plus dividends whose reinvestments are compounded daily. The Index returns do not reflect any fees or expenses. Index returns provided by Bloomberg.

3

Disciplined Value Series

Shareholder Expense Example

(unaudited)

As a shareholder of the Series, you incur ongoing costs, including management fees, shareholder service fees and other Series expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Series and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested in each class at the beginning of the period and held for the entire period (May 1, 2019 to October 31, 2019).

Actual Expenses

The Actual lines of the table below provide information about actual account values and actual expenses. You may use the information in these lines, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the Actual line for the Class in which you have invested under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The Hypothetical lines of each class in the table below provide information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid during the period. You may use this information to compare the ongoing costs of investing in a class of the Series and other funds. To do so, compare this 5% hypothetical example for the Class in which you have invested with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads), redemption fees, or exchange fees that you may incur in other mutual funds. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	BEGINNING ACCOUNT VALUE 5/1/19	ENDING ACCOUNT VALUE 10/31/19	EXPENSES PAID DURING PERIOD 5/1/19-10/31/19[1]	ANNUALIZED EXPENSE RATIO

Class S

Actual	$1,000.00	$1,032.50	$4.15	0.81%

Hypothetical (5% return before expenses)	$1,000.00	$1,021.12	$4.13	0.81%

Class I

Actual	$1,000.00	$1,034.20	$3.03	0.59%

Hypothetical (5% return before expenses)	$1,000.00	$1,022.23	$3.01	0.59%

Class W

Actual	$1,000.00	$1,037.90	$0.77	0.15%

Hypothetical (5% return before expenses)	$1,000.00	$1,024.45	$0.77	0.15%

Class Z

Actual	$1,000.00	$1,034.80	$2.31	0.45%

Hypothetical (5% return before expenses)	$1,000.00	$1,022.94	$2.29	0.45%
1Expenses are equal to the Series’ annualized expense ratio (for the six-month period), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Expenses are based on the most recent fiscal half year; therefore, the expense ratios stated above may differ from the expense ratios stated in the financial highlights, which are based on one-year data. The Class’ total return would have been lower had certain expenses not been waived during the period.

4

Disciplined Value Series

Portfolio Composition as of October 31, 2019

(unaudited)

5

Disciplined Value Series

Investment Portfolio - October 31, 2019

	SHARES	VALUE (NOTE 2)

COMMON STOCKS - 98.5%

Communication Services - 0.3%
Entertainment - 0.3%
Viacom, Inc. - Class B	37,112	$800,135

Consumer Discretionary - 5.4%
Distributors - 0.5%
Genuine Parts Co.	15,400	1,579,732

Multiline Retail - 0.3%
Kohl’s Corp.	16,188	829,797

Specialty Retail - 3.9%
Best Buy Co., Inc.	24,064	1,728,517
The Gap, Inc.	43,174	702,009
The Home Depot, Inc.	42,876	10,057,852

		12,488,378

Textiles, Apparel & Luxury Goods - 0.7%
VF Corp.	26,609	2,189,655

Total Consumer Discretionary		17,087,562

Consumer Staples - 13.0%
Beverages - 0.3%
Molson Coors Brewing Co. - Class B	18,105	954,496

Food & Staples Retailing - 5.8%
The Kroger Co.	46,122	1,136,446
Sysco Corp.	35,189	2,810,545
Walgreens Boots Alliance, Inc.	52,849	2,895,068
Walmart, Inc.	98,536	11,554,331

		18,396,390

Food Products - 4.9%
Archer-Daniels-Midland Co.	33,048	1,389,338
Conagra Brands, Inc.	39,123	1,058,277
General Mills, Inc.	45,570	2,317,690
The Hershey Co.	15,679	2,302,775
The J.M. Smucker Co.	11,003	1,162,797
Kellogg Co.	25,567	1,624,272
Mondelez International, Inc. - Class A	72,847	3,820,825
Tyson Foods, Inc. - Class A	19,954	1,651,992

		15,327,966

Household Products - 2.0%
Colgate-Palmolive Co.	50,461	3,461,624
Kimberly-Clark Corp.	22,685	3,014,383

		6,476,007

Total Consumer Staples		41,154,859

The accompanying notes are an integral part of the financial statements.

6

Disciplined Value Series

Investment Portfolio - October 31, 2019

	SHARES	VALUE (NOTE 2)

COMMON STOCKS (continued)

Energy - 5.9%
Energy Equipment & Services - 0.7%
Baker Hughes Co.	58,259	$1,246,743
Halliburton Co.	48,706	937,590

		2,184,333

Oil, Gas & Consumable Fuels - 5.2%
Chevron Corp.	57,000	6,619,980
Marathon Petroleum Corp.	49,187	3,145,509
Occidental Petroleum Corp.	37,372	1,513,566
Phillips 66	20,882	2,439,435
Valero Energy Corp.	26,660	2,585,487

		16,303,977

Total Energy		18,488,310

Financials - 17.0%
Banks - 14.6%
Bank of America Corp.	238,840	7,468,527
BB&T Corp.	37,843	2,007,571
Citigroup, Inc.	66,459	4,775,744
Fifth Third Bancorp	52,673	1,531,731
JPMorgan Chase & Co.	92,840	11,597,573
KeyCorp	76,568	1,375,927
Regions Financial Corp.	65,887	1,060,781
SunTrust Banks, Inc.	29,345	2,005,437
U.S. Bancorp	84,270	4,805,075
Wells Fargo & Co.	182,750	9,435,382

		46,063,748

Insurance - 2.4%
The Allstate Corp.	17,400	1,851,708
Chubb Ltd.	18,567	2,829,982
The Hartford Financial Services Group, Inc.	22,672	1,294,118
The Travelers Cos., Inc.	12,951	1,697,358

		7,673,166

Total Financials		53,736,914

Health Care - 19.5%
Biotechnology - 5.5%
AbbVie, Inc.	74,757	5,946,919
Amgen, Inc.	31,727	6,765,783
Gilead Sciences, Inc.	72,860	4,641,911

		17,354,613

Health Care Equipment & Supplies - 1.6%
Medtronic plc	47,495	5,172,205

The accompanying notes are an integral part of the financial statements.

7

Disciplined Value Series

Investment Portfolio - October 31, 2019

	SHARES	VALUE (NOTE 2)

COMMON STOCKS (continued)

Health Care (continued)
Health Care Providers & Services - 1.8%
CVS Health Corp.	67,476	$4,479,732
Quest Diagnostics, Inc.	11,410	1,155,262

		5,634,994

Pharmaceuticals - 10.6%
Bristol-Myers Squibb Co.	80,761	4,633,258
Johnson & Johnson	77,589	10,244,852
Merck & Co., Inc.	109,601	9,498,023
Pfizer, Inc.	231,163	8,869,724

		33,245,857

Total Health Care		61,407,669

Industrials - 21.0%
Aerospace & Defense - 6.5%
The Boeing Co.	22,580	7,675,168
General Dynamics Corp.	12,807	2,264,278
Lockheed Martin Corp.	13,610	5,126,615
United Technologies Corp.	37,782	5,424,739

		20,490,800

Air Freight & Logistics - 2.1%
C.H. Robinson Worldwide, Inc.	14,916	1,128,246
United Parcel Service, Inc. - Class B	48,084	5,537,834

		6,666,080

Building Products - 0.8%
Johnson Controls International plc	57,673	2,498,971

Commercial Services & Supplies - 1.0%
Waste Management, Inc.	27,009	3,030,680

Electrical Equipment - 2.2%
Eaton Corp. plc	31,670	2,758,774
Emerson Electric Co.	41,695	2,924,904
Rockwell Automation, Inc.	7,518	1,293,021

		6,976,699

Industrial Conglomerates - 3.4%
3M Co.	31,181	5,144,553
Honeywell International, Inc.	32,918	5,685,926

		10,830,479

Machinery - 2.8%
Caterpillar, Inc.	26,571	3,661,484

The accompanying notes are an integral part of the financial statements.

8

Disciplined Value Series

Investment Portfolio - October 31, 2019

	SHARES	VALUE (NOTE 2)

COMMON STOCKS (continued)

Industrials (continued)
Machinery (continued)
Cummins, Inc.	12,441	$2,145,824
Illinois Tool Works, Inc.	18,358	3,094,792

		8,902,100

Road & Rail - 1.7%
Union Pacific Corp.	31,452	5,204,048

Trading Companies & Distributors - 0.5%
Fastenal Co.	47,379	1,702,801

Total Industrials		66,302,658

Information Technology - 13.8%
Communications Equipment - 2.6%
Cisco Systems, Inc.	169,345	8,045,581

IT Services - 1.8%
International Business Machines Corp.	42,624	5,700,108

Semiconductors & Semiconductor Equipment - 8.7%
Applied Materials, Inc.	42,891	2,327,266
Broadcom, Inc.	16,298	4,772,869
Intel Corp.	167,300	9,457,469
KLA Corp.	13,808	2,334,104
Lam Research Corp.	6,913	1,873,699
Maxim Integrated Products, Inc.	22,159	1,299,847
Texas Instruments, Inc.	45,788	5,402,526

		27,467,780

Technology Hardware, Storage & Peripherals - 0.7%
NetApp, Inc.	16,483	921,070
Western Digital Corp.	26,408	1,363,973

		2,285,043

Total Information Technology		43,498,512

Materials - 2.6%
Chemicals - 1.7%
Dow, Inc.	36,079	1,821,629
Eastman Chemical Co.	15,019	1,142,045
LyondellBasell Industries N.V. - Class A	28,438	2,550,889

		5,514,563

Containers & Packaging - 0.4%
International Paper Co.	25,515	1,114,495

The accompanying notes are an integral part of the financial statements.

9

Disciplined Value Series

Investment Portfolio - October 31, 2019

	SHARES	VALUE (NOTE 2)

COMMON STOCKS (continued)

Materials (continued)
Metals & Mining - 0.5%
Nucor Corp.	27,784	$1,496,168

Total Materials		8,125,226

TOTAL COMMON STOCKS (Identified Cost $293,537,832)		310,601,845

SHORT-TERM INVESTMENT - 1.3%
Dreyfus Government Cash Management, Institutional Shares, 1.73%[1]
(Identified Cost $4,074,225)	4,074,225	4,074,225

TOTAL INVESTMENTS - 99.8% (Identified Cost $297,612,057)		314,676,070
OTHER ASSETS, LESS LIABILITIES - 0.2%		727,616

NET ASSETS - 100%		$315,403,686

1Rate shown is the current yield as of October 31, 2019.

The Global Industry Classification Standard (GICS) was developed by and is the exclusive property and a service mark of MSCI Inc. (MSCI) and Standard & Poor’s, a division of The McGraw-Hill Companies, Inc. (S&P), and is licensed for use by Manning & Napier when referencing GICS sectors. Neither MSCI, S&P, nor any third party involved in making or compiling the GICS or any GICS classifications makes any express or implied warranties or representations with respect to such standard or classification, nor shall any such party have any liability therefrom.

The accompanying notes are an integral part of the financial statements.

10

Disciplined Value Series

Statement of Assets and Liabilities

October 31, 2019

ASSETS:

Investments, at value (identified cost $297,612,057) (Note 2)	$314,676,070
Receivable for fund shares sold	900,477
Dividends receivable	332,426
Foreign tax reclaims receivable	12,628
Prepaid and other expenses	30,209

TOTAL ASSETS	315,951,810

LIABILITIES:

Accrued sub-transfer agent fees (Note 3)	83,819
Accrued management fees (Note 3)	58,941
Accrued fund accounting and administration fees (Note 3)	22,041
Accrued distribution and service (Rule 12b-1) fees (Class S) (Note 3)	17,381
Accrued Chief Compliance Officer service fees (Note 3)	688
Payable for fund shares repurchased	295,420
Accrued transfer agent fees	28,077
Other payables and accrued expenses	41,757

TOTAL LIABILITIES	548,124

TOTAL NET ASSETS	$315,403,686

NET ASSETS CONSIST OF:

Capital stock	$318,235
Additional paid-in-capital	288,365,757
Total distributable earnings (loss)	26,719,694

TOTAL NET ASSETS	$315,403,686

NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER SHARE - Class S ($83,332,130/10,862,258 shares)	$7.67

NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER SHARE - Class I ($137,296,289/9,725,934 shares)	$14.12

NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER SHARE - Class W ($76,321,631/9,928,579 shares)	$7.69

NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER SHARE - Class Z ($18,453,636/1,306,766 shares)	$14.12

The accompanying notes are an integral part of the financial statements.

11

Disciplined Value Series

Statement of Operations

For the Year Ended October 31, 2019

INVESTMENT INCOME:

Dividends	$7,389,949

EXPENSES:

Management fees (Note 3)	847,911
Sub-transfer agent fees (Note 3)	163,837
Distribution and service (Rule 12b-1) fees (Class S) (Note 3)	137,931
Fund accounting and administration fees (Note 3)	79,066
Shareholder services fees (Class S) (Note 3)	63,792
Directors’ fees (Note 3)	21,015
Chief Compliance Officer service fees (Note 3)	3,455
Transfer agent fees	123,140
Custodian fees	6,540
Miscellaneous	163,416

Total Expenses	1,610,103
Less reduction of expenses (Note 3)	(101,784)

Net Expenses	1,508,319

NET INVESTMENT INCOME	5,881,630

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:

Net realized gain (loss) on investments	9,065,670
Net change in unrealized appreciation (depreciation) on investments	15,139,900

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS	24,205,570

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$30,087,200

The accompanying notes are an integral part of the financial statements.

12

Disciplined Value Series

Statements of Changes in Net Assets

	FOR THE YEAR ENDED 10/31/19	FOR THE YEAR ENDED 10/31/18
INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:

Net investment income	$5,881,630	$2,290,113
Net realized gain (loss) on investments	9,065,670	25,894,128
Net change in unrealized appreciation (depreciation) on investments	15,139,900	(21,487,274)

Net increase from operations	30,087,200	6,696,967

DISTRIBUTIONS TO SHAREHOLDERS (Note 8):

Class S	(17,499,976)	(10,674,798)
Class I	(12,602,886)	(12,965,874)
Class W	(1,057,248)	—
Class Z	(199,160)	—

Total distributions to shareholders	(31,359,270)	(23,640,672)

CAPITAL STOCK ISSUED AND REPURCHASED:

Net increase (decrease) from capital share transactions (Note 5)	155,724,402	29,598,590

Net increase (decrease) in net assets	154,452,332	12,654,885

NET ASSETS:

Beginning of year	160,951,354	148,296,469

End of year	$315,403,686	$160,951,354

The accompanying notes are an integral part of the financial statements.

13

Disciplined Value Series

Financial Highlights - Class S

	FOR THE YEAR ENDED
	10/31/19	10/31/18	10/31/17	10/31/16	10/31/15
Per share data (for a share outstanding throughout each year):

Net asset value - Beginning of year	$8.77	$11.42	$10.16	$11.64	$12.75

Income from investment operations:

Net investment income[1]	0.16	0.16	0.20	0.22	0.26

Net realized and unrealized gain (loss) on investments	0.54	0.72	1.89	0.53	(0.21)

Total from investment operations	0.70	0.88	2.09	0.75	0.05

Less distributions to shareholders:

From net investment income	(0.19)	(0.27)	(0.33)	(0.32)	(0.36)

From net realized gain on investments	(1.61)	(3.26)	(0.50)	(1.91)	(0.80)

Total distributions to shareholders	(1.80)	(3.53)	(0.83)	(2.23)	(1.16)

Net asset value - End of year	$7.67	$8.77	$11.42	$10.16	$11.64

Net assets - End of year (000’s omitted)	$83,332	$72,088	$30,940	$15,022	$15,471

Total return[2]	11.11%	8.14%	21.52%	7.99%	0.63%
Ratios (to average net assets)/Supplemental Data:

Expenses*	0.82%	0.85%	0.82%	0.82%	0.79%

Net investment income	2.14%	1.71%	1.91%	2.19%	2.14%

Series portfolio turnover	35%	96%	34%	39%	49%

*For certain periods presented, the investment advisor did not impose all or a portion of its management and/or other fees, and in some periods may have paid a portion of the Series’ expenses. If these expenses had been incurred by the Class, the expense ratio (to average net assets) would have increased by the following amounts:

	N/A	0.04%	N/A	N/A	N/A

1Calculated based on average shares outstanding during the years.

2Represents aggregate total return for the year indicated, and assumes reinvestment of all distributions. Total return would have been lower had certain expenses not been waived or reimbursed during certain years.

The accompanying notes are an integral part of the financial statements.

14

Disciplined Value Series

Financial Highlights - Class I

	FOR THE YEAR ENDED
	10/31/19	10/31/18	10/31/17	10/31/16	10/31/15
Per share data (for a share outstanding throughout each year):

Net asset value - Beginning of year	$14.55	$16.76	$14.54	$15.69	$16.76

Income from investment operations:

Net investment income[1]	0.32	0.31	0.35	0.35	0.39

Net realized and unrealized gain (loss) on investments	1.07	1.03	2.73	0.75	(0.27)

Total from investment operations	1.39	1.34	3.08	1.10	0.12

Less distributions to shareholders:

From net investment income	(0.21)	(0.29)	(0.36)	(0.34)	(0.39)

From net realized gain on investments	(1.61)	(3.26)	(0.50)	(1.91)	(0.80)

Total distributions to shareholders	(1.82)	(3.55)	(0.86)	(2.25)	(1.19)

Net asset value - End of year	$14.12	$14.55	$16.76	$14.54	$15.69

Net assets - End of year (000’s omitted)	$137,296	$88,864	$117,357	$152,751	$160,999

Total return[2]	11.44%	8.35%	21.86%	8.24%	0.91%
Ratios (to average net assets)/Supplemental Data:

Expenses*	0.58%	0.60%	0.57%	0.57%	0.54%

Net investment income	2.38%	2.05%	2.24%	2.46%	2.44%

Series portfolio turnover	35%	96%	34%	39%	49%

*For certain periods presented, the investment advisor did not impose all or a portion of its management and/or other fees, and in some periods may have paid a portion of the Series’ expenses. If these expenses had been incurred by the Class, the expense ratio (to average net assets) would have increased by the following amounts:

	N/A	0.04%	N/A	N/A	N/A

1Calculated based on average shares outstanding during the years.

2Represents aggregate total return for the year indicated, and assumes reinvestment of all distributions. Total return would have been lower had certain expenses not been waived or reimbursed during certain years.

The accompanying notes are an integral part of the financial statements.

15

Disciplined Value Series

Financial Highlights - Class W

FOR THE PERIOD 3/1/19[1] TO 10/31/19
Per share data (for a share outstanding throughout the period):

Net asset value - Beginning of period	$7.36

Income from investment operations:

Net investment income[2]	0.13

Net realized and unrealized gain (loss) on investments	0.35

Total from investment operations	0.48

Less distributions to shareholders:

From net investment income	(0.15)

Net asset value - End of period	$7.69

Net assets - End of period (000’s omitted)	$76,322

Total return[3]	6.58%

Ratios (to average net assets)/Supplemental Data:

Expenses[4]	0.15%

Net investment income[4]	2.63%

Series portfolio turnover	35%

*The investment advisor did not impose all or a portion of its management and/or other fees during the period, and may have paid a portion of the Series’ expenses. If these expenses had been incurred by the Class, the expense ratio (to average net assets) would have increased by the following amount[4]:

0.32%

1Commencement of operations.

2Calculated based on average shares outstanding during the period.

3Represents aggregate total return for the period indicated, and assumes reinvestment of all distributions. Total return would have been lower had certain expenses not been waived or reimbursed during the period. Periods less than one year are not annualized.

4Annualized.

The accompanying notes are an integral part of the financial statements.

16

Disciplined Value Series

Financial Highlights - Class Z

FOR THE PERIOD 3/1/19[1] TO 10/31/19
Per share data (for a share outstanding throughout the period):

Net asset value - Beginning of period	$13.42

Income from investment operations:

Net investment income[2]	0.21

Net realized and unrealized gain (loss) on investments	0.63

Total from investment operations	0.84

Less distributions to shareholders:

From net investment income	(0.14)

Net asset value - End of period	$14.12

Net assets - End of period (000’s omitted)	$18,454

Total return[3]	6.31%

Ratios (to average net assets)/Supplemental Data:

Expenses[4]	0.45%

Net investment income[4]	2.35%

Series portfolio turnover	35%

*The investment advisor did not impose all or a portion of its management and/or other fees during the period, and may have paid a portion of the Series’ expenses. If these expenses had been incurred by the Class, the expense ratio (to average net assets) would have increased by the following amount[4]:

0.02%

1Commencement of operations.

2Calculated based on average shares outstanding during the period.

3Represents aggregate total return for the period indicated, and assumes reinvestment of all distributions. Total return would have been lower had certain expenses not been waived or reimbursed during the period. Periods less than one year are not annualized.

4Annualized.

The accompanying notes are an integral part of the financial statements.

17

Disciplined Value Series

Notes to Financial Statements

1.	Organization

Disciplined Value Series (the “Series”) is a no-load diversified series of Manning & Napier Fund, Inc. (the “Fund”). The Fund is organized in Maryland and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

The Series’ investment objective is to provide competitive returns consistent with the broad equity market while providing a level of capital protection during market downturns.

The Series is authorized to issue four classes of shares (Class S, I, W, and Z). Class W and Z shares of the Series were issued on March 1, 2019. Each class of shares is substantially the same, except that class-specific distribution and shareholder servicing expenses are borne by the specific class of shares to which they relate.

The Fund’s Advisor is Manning & Napier Advisors, LLC (the “Advisor”). Shares of the Series are offered to investors, clients and employees of the Advisor and its affiliates. The total authorized capital stock of the Fund consists of 15 billion shares of common stock each having a par value of $0.01. As of October 31, 2019, 10 billion shares have been designated in total among 34 series, of which 100 million have been designated as Disciplined Value Series Class I common stock, Disciplined Value Series Class S common stock, Disciplined Value Series Class W common stock, and Disciplined Value Series Class Z common stock.

2.	Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Series. The Series is an investment company and, accordingly, follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standards Codification Topic 946 - Investment Companies, which is part of accounting principles generally accepted in the United States of America (“GAAP”).

Security Valuation

Portfolio securities, including domestic equities, foreign equities, warrants and options, listed on an exchange other than the NASDAQ Stock Market are valued at the latest quoted sales price of the exchange on which the security is primarily traded. Securities not traded on valuation date or securities not listed on an exchange are valued at the latest quoted bid price provided by the Fund’s pricing service. Securities listed on the NASDAQ Stock Market are valued in accordance with the NASDAQ Official Closing Price.

Short-term investments that mature in sixty days or less may be valued at amortized cost, which approximates fair value. Investments in open-end investment companies are valued at their net asset value per share on valuation date.

Volume and level of activity in established markets for an asset or liability are evaluated to determine whether recent transactions and quoted prices are determinative of fair value. Where there have been significant decreases in volume and level of activity, further analysis and adjustment may be necessary to estimate fair value. The Series measures fair value in these instances by the use of inputs and valuation techniques which may be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry and/or expectation of future cash flows. As a result of trading in relatively thin markets and/or markets that experience significant volatility, the prices used by the Series to value these securities may differ from the value that would be realized if these securities were sold, and the differences could be material.

Securities for which representative valuations or prices are not available from the Series’ pricing service may be valued at fair value as determined in good faith by the Advisor under procedures approved by and under the general supervision and responsibility of the Fund’s Board of Directors (the “Board”). Due to the inherent uncertainty of valuations of such securities, the fair value may differ significantly from the values that would have been used had a ready market for such securities existed. If trading or events occurring after the close of the principal market in which securities are traded are expected to materially affect the value of those securities, then they may be valued at their fair value, taking this trading or these events into account.

18

Disciplined Value Series

Notes to Financial Statements (continued)

2.	Significant Accounting Policies (continued)

Security Valuation (continued)

Various inputs are used in determining the value of the Series’ assets or liabilities carried at fair value. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical assets and liabilities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.). Level 3 includes significant unobservable inputs (including the Series’ own assumptions in determining the fair value of investments). A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input both individually and in aggregate that is significant to the fair value measurement. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the valuation levels used for major security types as of October 31, 2019 in valuing the Series’ assets or liabilities carried at fair value:

DESCRIPTION	TOTAL	LEVEL 1	LEVEL 2	LEVEL 3
Assets:
Equity Securities:
Communication Services	$800,135	$800,135	$—	$—
Consumer Discretionary	17,087,562	17,087,562	—	—
Consumer Staples	41,154,859	41,154,859	—	—
Energy	18,488,310	18,488,310	—	—
Financials	53,736,914	53,736,914	—	—
Health Care	61,407,669	61,407,669	—	—
Industrials	66,302,658	66,302,658	—	—
Information Technology	43,498,512	43,498,512	—	—
Materials	8,125,226	8,125,226	—	—
Short-Term Investment	4,074,225	4,074,225	—	—

Total assets	$314,676,070	$314,676,070	$—	$—

There were no Level 2 or Level 3 securities held by the Series as of October 31, 2018 or October 31, 2019.

Security Transactions, Investment Income and Expenses

Security transactions are accounted for on trade date. Dividend income is recorded on the ex-dividend date, except that if the ex-dividend date has passed, certain dividends from foreign securities are recorded as soon as the Series is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair value of the securities received. Interest income, including amortization of premium and accretion of discounts using the effective interest method, is earned from settlement date and accrued daily.

Expenses are recorded on an accrual basis. Most expenses of the Fund can be attributed to a specific series. Expenses which cannot be directly attributed are apportioned among the series in the Fund in such a manner as deemed equitable by the Fund’s Board, taking into consideration, among other things, the nature and type of expense. Income, expenses (other than class specific expenses), and realized and unrealized gains and losses are prorated among the classes based on the relative net assets of each class. Class specific expenses are directly charged to that class.

The Series uses the identified cost method for determining realized gain or loss on investments for both financial statement and federal income tax reporting purposes.

Federal Taxes

The Series’ policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. The Series is not subject to federal income or excise tax to the extent that the Series distributes to shareholders each year its taxable income, including any net realized gains on investments, in accordance with requirements of the Internal Revenue Code. Accordingly, no provision for federal income tax or excise tax has been made in the financial statements.

19

Disciplined Value Series

Notes to Financial Statements (continued)

2.	Significant Accounting Policies (continued)

Federal Taxes (continued)

Management evaluates its tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is required only when the position is “more likely than not” to be sustained assuming examination by taxing authorities. At October 31, 2019, the Series has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken in future tax returns.

The Series files income tax returns in the U.S. federal jurisdiction, various states and foreign jurisdictions, as required. No income tax returns are currently under investigation. The statute of limitations on the Series’ tax returns remains open for the years ended October 31, 2016 through October 31, 2019. The Series is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Foreign Taxes

Based on the Series’ understanding of the tax rules and rates related to income, gains and currency purchase/repatriation transactions for foreign jurisdictions in which it invests, the Series will provide for foreign taxes, and where appropriate, deferred foreign tax.

Distributions of Income and Gains

Distributions to shareholders of net investment income are made quarterly. Distributions of net realized gains are made annually. An additional distribution may be necessary to avoid taxation of the Series. Distributions are recorded on the ex-dividend date.

Indemnifications

The Fund’s organizational documents provide former and current directors and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Other

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

3.	Transactions with Affiliates

The Fund has an Investment Advisory Agreement (the “Agreement”) with the Advisor, for which the Series pays a fee, computed daily and payable monthly, at an annual rate of 0.30% of the Series’ average daily net assets. Prior to March 1, 2019, the management fee for the Series was 0.45%.

Under the Agreement, personnel of the Advisor provide the Series with advice and assistance in the choice of investments and the execution of securities transactions, and otherwise maintain the Series’ organization. The Advisor also provides the Fund with necessary office space and fund administration and support services. The salaries of all officers of the Fund (except a percentage of the Fund’s Chief Compliance Officer’s salary, which is paid by the Fund), and of all Directors who are “affiliated persons” of the Fund, or of the Advisor, and all personnel of the Fund, or of the Advisor, performing services relating to research, statistical and investment activities, are paid by the Advisor. Each “non-affiliated” Director receives an annual stipend, which is allocated among all the active series of the Fund. In addition, these Directors also receive a fee per Board meeting attended plus a fee for each committee meeting attended and are reimbursed for travel and other out-of-pocket expenses incurred by them in connection with attending such meetings. The Fund also has an Audit Committee Chair, Governance & Nominating Committee Chair and Lead Independent Director who each receive an additional annual stipend for these roles.

20

Disciplined Value Series

Notes to Financial Statements (continued)

3.	Transactions with Affiliates (continued)

Effective March 1, 2019, the Fund may enter into agreements with financial intermediaries pursuant to which the Fund may pay financial intermediaries for non-distribution related sub-transfer agency, administrative, sub-accounting, and other shareholder services in an amount not to exceed 0.15% of the average daily net assets of the Class S and Class I shares. Payments made pursuant to such agreements are generally based on the current assets and/or number of accounts of the Series attributable to the financial intermediary. Any payments made pursuant to such agreements may be in addition to, rather than in lieu of, any Distribution and Shareholder Services Fee payable under the Rule 12b-1 plan of the Fund.

Prior to March 1, 2019, the Class S shares of the Series were subject to a shareholder services fee in accordance with a shareholder services plan adopted by the Fund’s Board. The shareholder services fee was intended to compensate financial intermediaries, including affiliates of the Fund, in connection with the provision of direct client service, personal services, maintenance of shareholder accounts and reporting services. For these services, the Class S shares of the Series paid a fee, computed daily and payable monthly, at an annual rate of 0.25% of the average daily net assets of Class S. The Fund had a Shareholder Services Agreement with the Advisor, for which the Advisor received the shareholder services fee as stated above.

Effective March 1, 2019, the Advisor has contractually agreed to waive the management fee for the Class W shares. In addition, pursuant to a separate expense limitation agreement, the Advisor has contractually agreed to limit its fees and reimburse expenses to the extent necessary so that the total direct annual fund operating expenses, exclusive of the shareholder services fee and/or distribution and service (12b-1) fees and waived Class W management fees (collectively, “excluded expenses”), to 0.60% of the average daily net assets of the Class I and Class S shares, 0.45% of the average daily net assets of the Class Z shares, and 0.15% of the average daily net assets of the Class W shares. These contractual waivers are expected to continue indefinitely, and may not be amended or terminated by the Advisor without the approval of the Series’ Board of Directors. The Advisor may receive from a Class the difference between the Class’s total direct annual fund operating expenses, not including excluded expenses, and the Class’s contractual expense limit to recoup all or a portion of its prior fee waivers (other than Class W management fee waivers) or expense reimbursements made during the rolling three-year period preceding the recoupment if at any point the total direct annual fund operating expenses, not including excluded expenses, are below the contractual expense limit (a) at the time of the fee waiver and/or expense reimbursement and (b) at the time of the recoupment.

Pursuant to the advisory fee waiver, the Advisor waived $94,435 in management fees for Class W shares for the year ended October 31, 2019. In addition, pursuant to the separate expense limitation agreement, the Advisor waived or reimbursed expenses of $5,197 and $2,152 for Class W and Class Z shares, respectively, for the year ended October 31, 2019. These amounts are included as a reduction of expenses on the Statement of Operations. At October 31, 2019, the Advisor is eligible to recoup $7,349. For the year ended October 31, 2019, the Advisor did not recoup any expenses that have been previously waived or reimbursed.

Manning & Napier Investor Services, Inc., a registered broker-dealer affiliate of the Advisor, acts as distributor for the Fund’s shares. Effective March 1, 2019, the Series compensates the distributor for distributing and servicing the Series’ Class S shares pursuant to a distribution plan adopted under Rule 12b-1 of the 1940 Act, regardless of expenses actually incurred. Under the agreement, the Series pays distribution and service fees to the distributor at an annual rate of 0.25% of average daily net assets attributable to Class S shares. There are no distribution and service fees on the Class I, Class W or Class Z shares. The fees are accrued daily and paid monthly.

Pursuant to a master services agreement dated March 1, 2017, the Fund pays the Advisor an annual fee related to fund accounting and administration of 0.0085% on the first $25 billion of average daily net assets (excluding Target Series and Income Series); 0.0075% on the next $15 billion of average daily net assets (excluding Target Series and Income Series); and 0.0065% of average daily net assets in excess of $40 billion (excluding Target Series and Income Series); plus a base fee of $30,400 per series. Additionally, certain transaction and out-of-pocket expenses, including charges for reporting relating to the Fund’s compliance program, are charged. The Advisor has agreements with BNY Mellon Investment Servicing (U.S.) Inc. (“BNY”) under which BNY serves as sub-accountant services agent.

21

Disciplined Value Series

Notes to Financial Statements (continued)

4.	Purchases and Sales of Securities

For the year ended October 31, 2019, purchases and sales of securities, other than U.S. Government securities and short-term securities, were $214,882,029 and $86,123,596, respectively. There were no purchases or sales of U.S. Government securities.

5.	Capital Stock Transactions

Transactions in Class S, Class I, Class W, and Class Z shares of Disciplined Value Series were:

CLASS S	FOR THE YEAR ENDED 10/31/19		FOR THE YEAR ENDED 10/31/18
	SHARES	AMOUNT	SHARES	AMOUNT
Sold	7,454,001	$55,765,138	9,688,588	$88,377,970
Reinvested	2,522,364	17,068,654	1,204,163	10,575,138
Repurchased	(7,335,152)	(51,979,899)	(5,379,786)	(47,861,945)

Total	2,641,213	$20,853,893	5,512,965	$51,091,163

CLASS I	FOR THE YEAR ENDED 10/31/19		FOR THE YEAR ENDED 10/31/18
	SHARES	AMOUNT	SHARES	AMOUNT
Sold	7,644,103	$100,547,027	4,156,876	$63,107,551
Reinvested	908,285	11,256,166	525,788	7,609,244
Repurchased	(4,933,483)	(66,396,088)	(5,577,192)	(92,209,368)

Total	3,618,905	$45,407,105	(894,528)	$(21,492,573)

CLASS W	FOR THE PERIOD 3/1/19 (COMMENCEMENT OF OPERATIONS) TO 10/31/19
	SHARES	AMOUNT
Sold	10,277,841	$74,540,349
Reinvested	137,393	1,023,018
Repurchased	(486,655)	(3,569,394)

Total	9,928,579	$71,993,973

CLASS Z	FOR THE PERIOD 3/1/19 (COMMENCEMENT OF OPERATIONS) TO 10/31/19
	SHARES	AMOUNT
Sold	1,813,117	$24,404,587
Reinvested	8,784	119,095
Repurchased	(515,135)	(7,054,251)

Total	1,306,766	$17,469,431

At October 31, 2019 the Advisor and its affiliates owned 0.3% of the Series.

6.	Line of Credit

The Fund has entered into a 364-day, $25 million credit agreement (the “line of credit”) with Bank of New York Mellon. Each series of the Fund may borrow under the line of credit for temporary or emergency purposes, including funding shareholder

22

Disciplined Value Series

Notes to Financial Statements (continued)

6.	Line of Credit (continued)

redemptions and other short-term liquidity purposes. The Fund pays an annual fee on the unused commitment amount, payable quarterly, and is allocated among all the series of the Fund and included in miscellaneous expenses in the Statement of Operations for each series. The line of credit expires in August 2020 unless extended or renewed. Borrowings under this arrangement bear interest at a floating rate equal to the higher of the (i) Federal Funds rate in effect on such day plus 125 basis points or (ii) the 30 day LIBOR plus 125 basis points in effect on that day. This amount, if any, would be included in “Interest expense” in the Statement of Operations. During the year ended October 31, 2019, the Disciplined Value Series average daily amount of borrowings outstanding under the line of credit was $19,178 with a weighted average interest rate of 3.35%. As of October 31, 2019, there was no borrowing outstanding.

7.	Financial Instruments

The Series may trade in instruments including written and purchased options, forward foreign currency exchange contracts and futures contracts and other derivatives in the normal course of investing activities to assist in managing exposure to various market risks. The Series may be subject to various elements of risk which may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. These risks include: the risk that changes in the value of a derivative may not correlate perfectly with the underlying asset, rate or index; counterparty credit risk related to over the counter derivative counterparties’ failure to perform under contract terms; liquidity risk related to the lack of a liquid market for these contracts allowing the fund to close out its position(s); and documentation risk relating to disagreement over contract terms. No such investments were held by the Series as of October 31, 2019.

8.	Federal Income Tax Information

The amount and characterization of certain income and capital gains to be distributed are determined in accordance with federal income tax regulations, which may differ from GAAP. These differences are primarily due to differing book and tax treatment in the timing of recognition of net investment income, or gains and losses, including losses deferred due to wash sales and the use of equalization. The Series may periodically make reclassifications among its capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations, without impacting the Series’ net asset value. Any such reclassifications are not reflected in the financial highlights.

The tax character of distributions paid were as follows:

	FOR THE YEAR ENDED 10/31/19	FOR THE YEAR ENDED 10/31/18
Ordinary income	$ 7,145,068	$ 3,681,015
Long-term capital gains	24,214,202	19,959,657

At October 31, 2019, the tax basis of components of distributable earnings and the net unrealized appreciation based on the identified cost of investments for federal income tax purposes were as follows:

Cost for federal income tax purposes	$299,219,969
Unrealized appreciation	24,175,305
Unrealized depreciation	(8,719,204)

Net unrealized appreciation	$15,456,101

Undistributed ordinary income	$2,800,037
Undistributed long-term capital gains	$8,463,556

23

Disciplined Value Series

Notes to Financial Statements (continued)

9.	Subsequent Events

In preparing these financial statements, management of the Series has evaluated events and transactions for recognition or disclosure through December 16, 2019, the date the financial statements were issued, and the following item was noted:

Effective after the close of trading on December 5, 2019, the total outstanding shares of Class I and Z of the Disciplined Value Series split on a 1.75-for-1 basis as of record date December 4, 2019. The impact of the stock split increased the number of shares outstanding by a factor of 1.75, while decreasing the NAV per share and market price per share by a factor of 1.75, resulting in no effect on fund net assets or on the total value of a shareholder’s investment.

24

Disciplined Value Series

Report of Independent Registered Public Accounting Firm

To the Board of Directors of Manning & Napier Fund, Inc. and Shareholders of Disciplined Value Series

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the investment portfolio, of Disciplined Value Series (one of the series constituting Manning & Napier Fund, Inc., referred to hereafter as the “Fund”) as of October 31, 2019, the related statement of operations for the year ended October 31, 2019, the statement of changes in net assets for each of the two years in the period ended October 31, 2019, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of October 31, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended October 31, 2019 and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2019 by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

New York, New York

December 16, 2019

We have served as the auditor of one or more investment companies in Manning & Napier Mutual Funds since 1992.

25

Disciplined Value Series

Supplemental Tax Information

(unaudited)

All reportings are based on financial information available as of the date of this annual report and, accordingly, are subject to change.

For federal income tax purposes, the Series reports for the current fiscal year $6,382,949 or, if different, the maximum amount allowable under the tax law, as qualified dividend income.

For corporate shareholders, the percentage of investment income (dividend income plus short-term gains, if any) that qualifies for the dividends received deduction for the current fiscal year is 85.75%.

The Series designates $8,887,530 as Long-Term Capital Gain dividends pursuant to Section 852(b) of the Code for the fiscal year ended October 31, 2019.

26

Disciplined Value Series

Directors’ and Officers’ Information

(unaudited)

The Statement of Additional Information provides additional information about the Fund’s directors and officers and can be obtained without charge by calling 1-800-466-3863, at www.manning-napier.com, or on the EDGAR Database on the SEC Internet web site (http://www.sec.gov). The following chart shows certain information about the Fund’s directors and officers, including their principal occupations during the last five years. Unless specific dates are provided, the individuals have held the listed positions for longer than five years.

Interested Director and Officer

Name:	Paul Battaglia*
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	41
Current Position(s) Held with Fund:	Principal Executive Officer, President, Chairman & Director
Term of Office & Length of Time Served:	Indefinite – Chairman and Director since November 2018[1]
Principal Occupation(s) During Past 5 Years:	Chief Financial Officer (2018 – Present); Vice President of Finance (2016 – 2018); Director of Finance (2011 – 2016); Financial Analyst/Internal Auditor (2004-2006) – Manning & Napier Advisors, LLC and affiliates Holds one or more of the following titles for various affiliates: Chief Financial Officer
Number of Portfolios Overseen within Fund Complex:	32
Other Directorships Held Outside Fund Complex During Past 5 Years:	N/A

Independent Directors

Name:	Stephen B. Ashley
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	79
Current Position(s) Held with Fund:	Director, Audit Committee Member, Governance & Nominating Committee Member
Term of Office & Length of Time Served:	Indefinite – Since 1996
Principal Occupation(s) During Past 5 Years:	Chairman, Director & Chief Executive Officer (1997 to present) - The Ashley Group (property management and investment). Director (1995-2008) and Chairman (non-executive) (2004-2008) - Fannie Mae (mortgage)
Number of Portfolios Overseen within Fund Complex:	32
Other Directorships Held Outside Fund Complex During	Fannie Mae (1995-2008)
Past 5 Years:	The Ashley Group (1995-2008)
Genesee Corporation (1987-2007)

Name:	Paul A. Brooke
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	73
Current Position(s) Held with Fund:	Lead Independent Director, Audit Committee Member, Governance & Nominating Committee Chairman
Term of Office & Length of Time Served:	Indefinite – Director, Audit Committee Member, Governance & Nominating Committee Member since 2007; Governance & Nominating Committee Chairman since 2016; Lead Independent Director since 2017
Principal Occupation(s) During Past 5 Years:	Chairman & CEO (2005-2009) - Ithaka Acquisition Corporation (investments); Chairman (2007-2009) - Alsius Corporation (investments); Managing Member (1991-present) - PMSV Holdings LLC (investments); Managing Member (2010-2016) - Venbio (investments).
Number of Portfolios Overseen within Fund Complex:	32
Other Directorships Held Outside Fund Complex During	Incyte Corp. (biotech)(2000-present); ViroPharma, Inc. (speciality
Past 5 Years:

pharmaceuticals)(2000-2014); HLTH (WebMD)(information)(2000-2010); Cheyne Capital International (investment)(2000-2017); GMP Companies (investment)(2000-2011); Cytos Biotechnology Ltd

(biotechnology)(2012-2014); Cerus (biomedical)(2016-present); PureEarth(non-profit)(2012-present); Caelum BioSciences (biomedical)(2018-present)

27

Disciplined Value Series

Directors’ and Officers’ Information

(unaudited)

Independent Directors (continued)

Name:	Peter L. Faber
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	81
Current Position(s) Held with Fund:	Director, Governance & Nominating Committee Member
Term of Office & Length of Time Served:	Indefinite – Since 1987
Principal Occupation(s) During Past 5 Years:	Senior Counsel (2006-2012), Partner (1995-2006 & 2013-present) - McDermott, Will & Emery LLP (law firm)
Number of Portfolios Overseen within Fund Complex:	32
Other Directorships Held Outside Fund Complex During Past 5 Years:	Boston Early Music Festival (non-profit)(2007-present); Amherst Early Music, Inc. (non-profit)(2009-present); Gotham Early Music Scene, Inc. (non-profit)(2009-present); Partnership for New York City, Inc. (non-profit)(1989-2010); New York Collegium (non-profit)(2004-2011); S’Cool Sounds, Inc. (non-profit)(2017-present)

Name:	Harris H. Rusitzky
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	84
Current Position(s) Held with Fund:	Director, Audit Committee Member, Governance & Nominating Committee Member
Term of Office & Length of Time Served:	Indefinite – Since 1985
Principal Occupation(s) During Past 5 Years:	President (1994- present) - The Greening Group (business consultants); Partner (2006-present) - The Restaurant Group (restaurants)
Number of Portfolios Overseen within Fund Complex:	32
Other Directorships Held Outside Fund Complex During Past 5 Years:	Rochester Institute of Technology (university)(1972-present); Culinary Institute of America (non-profit college)(1985-present); George Eastman House (museum)(1988-present); National Restaurant Association (restaurant trade organization)(1978-present)

Name:	Chester N. Watson
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	69
Current Position(s) Held with Fund:	Director, Audit Committee Chairman, Governance & Nominating Committee Member
Term of Office & Length of Time Served:	Indefinite – Director, Audit Committee Member, Governance & Nominating Committee Member Since 2012; Audit Committee Chairman since 2013
Principal Occupation(s) During Past 5 Years:	General Auditor (2003-2011) - General Motors Company (auto
manufacturer)
Number of Portfolios Overseen within Fund Complex:	32
Other Directorships Held Outside Fund Complex During Past 5 Years:	Rochester Institute of Technology (university)(2005-present); Town of Greenburgh, NY Planning Board (municipal government) (2015-2018)

Officers:

Name:	Elizabeth Craig
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	32
Current Position(s) Held with Fund:	Corporate Secretary
Term of Office[1] & Length of Time Served:	Since 2016
Principal Occupation(s) During Past 5 Years:	Fund Regulatory Administration Manager since 2018; Fund Administration Manager (2015-2018); Mutual Fund Compliance Specialist (2009-2015) - Manning & Napier Advisors, LLC; Assistant Corporate Secretary (2011-2016) - Manning & Napier Fund, Inc.

28

Disciplined Value Series

Directors’ and Officers’ Information

(unaudited)

Officers: (continued)

Name:	Christine Glavin
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	53
Current Position(s) Held with Fund:	Principal Financial Officer, Chief Financial Officer
Term of Office[1] & Length of Time Served:	Principal Financial Officer since 2002; Chief Financial Officer since 2001
Principal Occupation(s) During Past 5 Years:	Director of Fund Reporting since 2011; Fund Reporting Manager (1997-2011) - Manning & Napier Advisors, LLC; Assistant Treasurer since 2008 - Exeter Trust Company; Chief Financial Officer (2017-2018) - Rainier Investment Management Mutual Funds, Inc.

Name:	Samantha Larew
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	39
Current Position(s) Held with Fund:	Chief Compliance Officer and Anti-Money Laundering Compliance Officer
Term of Office[1] & Length of Time Served:	Chief Compliance Officer since 2019; Anti-Money Laundering Compliance Officer since 2018
Principal Occupation(s) During Past 5 Years:	Co-Director of Compliance (since 2018); Compliance Communications Supervisor (2014-2018); Compliance Supervisor (2011-2014); Broker-Dealer Compliance Analyst (2010-2014) - Manning & Napier Advisors, LLC and affiliates; Broker-Dealer Chief Compliance Officer (since 2013) – Manning & Napier Investor Services, Inc.; Compliance Analyst (2007-2009) – Wall Street Financial Group; Compliance Specialist (2003-2007) – Manning & Napier Advisors, LLC and affiliates Holds one or more of the following titles for various affiliates: Assistant Corporate Secretary, Chief Compliance Officer

Name:	Scott Morabito
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	31
Current Position(s) Held with Fund:	Vice President
Term of Office[1] & Length of Time Served:	Vice President since 2019; Assistant Vice President (2017-2019)
Principal Occupation(s) During Past 5 Years:	Managing Director of Operations since 2019 and Director of Funds Group from 2017 - 2019; Fund Product and Strategy Manager (2014-2017); Senior Product and Strategy Analyst (2013-2014); Product and Strategy Analyst (2011-2013) - Manning & Napier Advisors, LLC; President, Director – Manning & Napier Investor Services, Inc. since 2018

Name:	Sarah Turner
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	37
Current Position(s) Held with Fund:	Chief Legal Officer; Assistant Corporate Secretary
Term of Office[1] & Length of Time Served:	Since 2018
Principal Occupation(s) During Past 5 Years:	General Counsel since 2018 - Manning & Napier Advisors, LLC and affiliates; Counsel (2017-2018) – Harter Secrest and Emery LLP; Legal Counsel (2010-2017) – Manning & Napier Advisors, LLC and affiliates Holds one or more of the following titles for various affiliates: Corporate Secretary, General Counsel

*Interested Director, within the meaning of the 1940 Act by reason of his positions with the Fund’s Advisor, Manning & Napier Advisors, LLC, and Distributor, Manning & Napier Investor Services, Inc.

1The term of office of all officers shall be one year and until their respective successors are chosen and qualified, or his or her earlier resignation or removal as provided in the Fund’s By-Laws.

29

Disciplined Value Series

Literature Requests

(unaudited)

Proxy Voting Policies and Procedures

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, without charge, upon request:

By phone	1-800-466-3863
On the Securities and Exchange
Commission’s (SEC) web site	http://www.sec.gov

Proxy Voting Record

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30th is available, without charge, upon request:

By phone	1-800-466-3863
On the SEC’s web site	http://www.sec.gov

Quarterly Portfolio Holdings

The Series’ complete schedule of portfolio holdings for the 1st and 3rd quarters of each fiscal year are provided on Form N-PORT, and are available, without charge, upon request:

By phone	1-800-466-3863
On the SEC’s web site	http://www.sec.gov

Prospectus and Statement of Additional Information (SAI)

For more information about any of the Manning & Napier Fund, Inc. Series, you may obtain a prospectus and SAI at www.manning-napier.com or by calling (800) 466-3863. Before investing, carefully consider the objectives, risks, charges and expenses of the investment and read the prospectus carefully as it contains this and other information about the investment company. In addition, this information can be found on the SEC’s web site, http://www.sec.gov.

Additional information available at www.manning-napier.com

1. Fund Holdings - Month-End

2. Fund Holdings - Quarter-End

3. Shareholder Report - Annual

4. Shareholder Report - Semi-Annual

The Fund also offers electronic notification or “e-delivery” when certain documents are available on-line to be downloaded or reviewed. Direct shareholders can elect to receive electronic notification when shareholder reports, prospectus updates, and/or statements are available. If you do not currently have on-line access to your account, you can establish access by going to www.manning-napier.com, click on “Login” in the top corner of the page, and follow the prompts to self-enroll. Once enrolled, you can set your electronic notification preferences by clicking on the Account Options tab located within the green toolbar and then select E-Delivery Option. Should you have any questions on either how to establish on-line access or how to update your account settings, please contact Investor Services at 1-800-466-3863.

The Manning & Napier Fund, Inc. is managed by Manning & Napier Advisors, LLC. Manning & Napier Investor Services, Inc., an affiliate of Manning & Napier Advisors, LLC, is the distributor of the Fund shares.

MNDIV-10/19-AR

www.manning-napier.com

Manning & Napier Fund, Inc.

Overseas Series

Beginning on June 25, 2021, as permitted by Securities and Exchange Commission regulations, paper copies of the Series’ annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically by contacting your financial intermediary or, if you are a direct investor, by visiting www.manning-napier.com or calling 1-800-466-3863.

You may elect to receive all future annual and semi-annual reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with the Fund, you can inform the Fund that you wish to continue receiving paper copies of your shareholder reports by visiting www.manning-napier.com or calling 1-800-466-3863. Your election to receive reports in paper will apply to all funds held with your financial intermediary if you invest through a financial intermediary or all series of the Fund if you invest directly with the Fund.

Independent Perspective | Real-World Solutions

A Note from Our CEO

Dear Shareholder,

The investing world is constantly changing, yet investors’ needs and objectives remain substantially the same.

Whether you are an individual saver looking to ensure security in retirement, or an institutional investor with a fiduciary obligation to others, at the end of the day you look for a trusted partner to help you build, grow, and preserve wealth.

In order to do so successfully we recognize that, in the short-term, the world’s capital markets can be capricious and hard to predict.

Bubbles form, rise, and then pop. The hot stocks of today often become passing fads of tomorrow. Investor sentiment can swing wildly, whipsawing between exuberance one day and despondence the next.

As successful long-term investors, we are defined both by what we do as well as what we don’t do.

We don’t attempt to perfectly time every recession. We don’t jump on the latest trend. We don’t worry about capturing every market peak all across the globe.

On the other hand, we do maintain the rigorous disciplines we have developed over close to half a century. We are highly attentive to managing risk and protecting investors in down markets while participating fully in the opportunities our Research uncovers.

Our focus is on you, the shareholder, and helping you achieve your goals.

In the face of an uncertain world, we believe our investment philosophies, processes, and experience have stood the test of time and will do so in the future.

We appreciate your continued confidence in our approach.

Sincerely, Marc Mayer Chief Executive Officer

Corporate Headquarters | 290 Woodcliff Drive | Fairport, NY 14450 | (585) 325-6880 phone | (800) 551-0224 toll free | www.manning-napier.com

1

Overseas Series

Fund Commentary

(unaudited)

Investment Objective

To maximize long-term growth by investing principally in the common stocks of companies located around the world. The Series invests primarily in foreign companies, including those in developed and emerging markets.

Performance Commentary

International equity markets posted positive returns for the twelve-month period ending October 31, 2019. During the period, international large-cap stocks outperformed small- and mid-cap stocks, while international growth stocks outperformed their value counterparts. On a regional basis, emerging markets modestly outperformed developed markets.

The Overseas Series Class S delivered positive returns but underperformed the MSCI ACWI ex USA Index, returning 9.9% and 11.3%, respectively.

Underperformance was generally driven by stock selection, most notably within Energy and Health Care. Alternatively, the Series benefitted from stock selection within Communication Services and Consumer Staples, as well as from an underweight to Financials and overweight to Consumer Staples.

On a country basis, the Series benefitted from an overweight to the Netherlands; however, stock selection within the country was the largest detractor to relative returns (i.e., returns compared to the benchmark).

We believe the global economy is showing signs of moving into the later stages of the economic cycle. When this occurs, it is common to see strong stock market gains. While these rallies may give investors the feeling of missing out, it is exactly in these moments that risk management can be most valuable.

Given our outlook, the portfolio is focused on higher quality businesses and reasonably priced growth companies. We prefer businesses with strong management and solid balance sheets who have historically provided some degree of downside protection in adverse markets.

This view has led to meaningful positions in areas such as Consumer Staples and Health Care. In contrast, the portfolio is less exposed to sectors highly dependent on strong and above average economic growth such as Financials, Industrials, and Energy.

Please see the next page for additional performance information as of October 31, 2019.

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than that quoted; investors can obtain the most recent month-end performance at www.manning-napier.com or by calling (800) 466-3863.

Commentary prepared using data provided by FactSet. Analysis Manning & Napier. Commentary presented is relative to the MSCI ACWI ex USA Index. Additional information and associated disclosures can be found on the Performance Update page of this report.

All investments involve risks, including possible loss of principal. Funds whose investments are concentrated in foreign countries may be subject to fluctuating currency values, different accounting standards, and economic and political instability. The value of the Series may be affected by changes in exchange rates between foreign currencies and the U.S. dollar. Investments in emerging markets may be more volatile than investments in more developed markets.

2

Overseas Series

Performance Update as of October 31, 2019

(unaudited)

	AVERAGE ANNUAL TOTAL RETURNS AS OF OCTOBER 31, 2019
	ONE YEAR[1]	FIVE YEAR	TEN YEAR

Overseas Series - Class S2,3	9.88%	2.91%	3.94%

Overseas Series - Class I2	10.23%	3.21%	4.25%

Overseas Series - Class W2,4	10.78%	3.31%	4.30%

Overseas Series - Class Z2,5	10.36%	3.25%	4.27%

MSCI ACWI ex USA Index[6]	11.27%	3.82%	4.94%

The following graph compares the value of a $1,000,000 investment in the Overseas Series - Class I for the ten years ended October 31, 2019 to the MSCI ACWI ex USA Index.

1The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

2The Series’ performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. The Series’ performance is historical and may not be indicative of future results. The performance returns shown are inclusive of the net expense ratio of the Series. For the year ended October 31, 2019, this net expense ratio was 1.05% for Class S, 0.75% for Class I, 0.05% for Class W and 0.65% for Class Z. The gross expense ratio, which does not account for any voluntary or contractual waivers currently in effect, was 1.09% for Class S, 0.80% for Class I, 0.72% for Class W and 0.72% for Class Z for the year ended October 31, 2019.

3For periods through September 21, 2018 (the inception date of the Class S shares), performance for the Class S shares is hypothetical and is based on the historical performance of the Class I shares adjusted for the Class S shares’ charges and expenses.

4For periods through March 1, 2019 (the inception date of the Class W shares), performance for the Class W shares is based on the historical performance of the Class I shares. Because the Class W shares invest in the same portfolio of securities as the Class I shares, performance will be different only to the extent that the Class I shares have a higher expense ratio.

5For periods through May 1, 2018 (the inception date of the Class Z shares), performance for the Class Z shares is based on the historical performance of the Class I shares. Because the Class Z shares invest in the same portfolio of securities as the Class I shares, performance will be different only to the extent that the Class I shares have a higher expense ratio.

6The MSCI ACWI ex USA Index (ACWIxUS) is designed to measure large and mid-cap representation across 22 of 23 Developed Markets countries (excluding the U.S.) and 26 Emerging Markets countries. The Index returns do not reflect any fees or expenses. The Index is denominated in U.S. dollars. The Index returns are net of withholding taxes. They assume daily reinvestment of net dividends thus accounting for any applicable dividend taxation. Index returns provided by Bloomberg.

3

Overseas Series

Shareholder Expense Example

(unaudited)

As a shareholder of the Series, you incur ongoing costs, including management fees, shareholder service fees and other Series expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Series and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested in each class at the beginning of the period and held for the entire period (May 1, 2019 to October 31, 2019).

Actual Expenses

The Actual lines of the table below provide information about actual account values and actual expenses. You may use the information in these lines, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the Actual line for the Class in which you have invested under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The Hypothetical lines of each class in the table below provide information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid during the period. You may use this information to compare the ongoing costs of investing in a class of the Series and other funds. To do so, compare this 5% hypothetical example for the Class in which you have invested with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads), redemption fees, or exchange fees that you may incur in other mutual funds. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	BEGINNING ACCOUNT VALUE 5/1/19	ENDING ACCOUNT VALUE 10/31/19	EXPENSES PAID DURING PERIOD 5/1/19-10/31/19[1]	ANNUALIZED EXPENSE RATIO

Class S

Actual	$1,000.00	$1,010.00	$5.32	1.05%

Hypothetical (5% return before expenses)	$1,000.00	$1,019.91	$5.35	1.05%

Class I

Actual	$1,000.00	$1,011.30	$3.80	0.75%

Hypothetical (5% return before expenses)	$1,000.00	$1,021.42	$3.82	0.75%

Class W

Actual	$1,000.00	$1,015.50	$0.25	0.05%

Hypothetical (5% return before expenses)	$1,000.00	$1,024.95	$0.26	0.05%

Class Z

Actual	$1,000.00	$1,012.50	$3.30	0.65%

Hypothetical (5% return before expenses)	$1,000.00	$1,021.93	$3.31	0.65%

1 Expenses are equal to the Series’ annualized expense ratio (for the six-month period), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Expenses are based on the most recent fiscal half year; therefore, the expense ratios stated above may differ from the expense ratios stated in the financial highlights, which are based on one-year data. The Class’ total return would have been lower had certain expenses not been waived during the period.

4

Overseas Series

Portfolio Composition as of October 31, 2019

(unaudited)

5

Overseas Series

Investment Portfolio - October 31, 2019

	SHARES	VALUE (NOTE 2)

COMMON STOCKS - 92.9%

Communication Services - 9.1%
Entertainment - 4.3%
Nexon Co. Ltd. (Japan)*	1,018,200	$11,799,153
Sea Ltd. - ADR (Taiwan)*	336,095	10,002,187

		21,801,340

Interactive Media & Services - 2.0%
Tencent Holdings Ltd. - Class H (China)	249,900	10,136,673

Media - 2.8%
Quebecor, Inc. - Class B (Canada)	261,398	6,076,993
Shaw Communications, Inc. -
Class B (Canada)	382,420	7,804,608

		13,881,601

Total Communication Services		45,819,614

Consumer Discretionary - 12.2%
Hotels, Restaurants & Leisure - 1.3%
Restaurant Brands International, Inc. (Canada)	104,750	6,854,840

Household Durables - 2.5%
Sony Corp. (Japan)	208,200	12,672,957

Internet & Direct Marketing Retail - 2.5%
Alibaba Group Holding Ltd. - ADR (China)*	56,645	10,007,472
Farfetch Ltd. - Class A (United Kingdom)*	273,335	2,440,882

		12,448,354

Multiline Retail - 1.3%
B&M European Value Retail S.A. (United Kingdom)	1,370,195	6,573,374

Specialty Retail - 2.0%
Industria de Diseno Textil S.A. (Spain)	322,440	10,047,492

Textiles, Apparel & Luxury Goods - 2.6% lululemon athletica, Inc. (United States)*	64,090	13,091,664

Total Consumer Discretionary		61,688,681

Consumer Staples - 17.0%
Beverages - 5.2%
Ambev S.A. - ADR (Brazil)	1,067,831	4,602,351
Anheuser-Busch InBev S.A./N.V. (Belgium)	142,265	11,483,265
Diageo plc (United Kingdom)	245,095	10,032,006

		26,117,622

Food Products - 6.0%
Danone S.A. (France)	147,680	12,234,000
Nestle S.A. (Switzerland)	167,195	17,886,746

		30,120,746

The accompanying notes are an integral part of the financial statements.

6

Overseas Series

Investment Portfolio - October 31, 2019

	SHARES	VALUE (NOTE 2)

COMMON STOCKS (continued)

Consumer Staples (continued)
Personal Products - 4.8%
Beiersdorf AG (Germany)	68,311	$8,087,275
Unilever plc - ADR (United Kingdom)	265,825	15,978,741

		24,066,016

Tobacco - 1.0%
British American Tobacco plc - ADR (United Kingdom)	151,125	5,283,330

Total Consumer Staples		85,587,714

Energy - 5.5%
Energy Equipment & Services - 4.1%
Core Laboratories N.V. (United States)	115,855	5,102,254
Schlumberger Ltd. (United States)	474,490	15,511,078

		20,613,332

Oil, Gas & Consumable Fuels - 1.4%
Cameco Corp. (Canada)	801,740	7,159,539

Total Energy		27,772,871

Financials - 8.8%
Banks - 3.5%
The Bank Of N.T. Butterfield & Son Ltd. (Bermuda)	233,585	7,696,626
FinecoBank Banca Fineco S.p.A. (Italy)	869,610	9,803,405

		17,500,031

Capital Markets - 3.4%
Deutsche Boerse AG (Germany)	71,415	11,059,302
Julius Baer Group Ltd. (Switzerland)	139,680	6,185,538

		17,244,840

Insurance - 1.9%
Admiral Group plc (United Kingdom)	374,120	9,791,407

Total Financials		44,536,278

Health Care - 16.0%
Health Care Equipment & Supplies - 7.1%
Alcon, Inc. (Switzerland)*	168,728	10,000,509
Getinge AB - Class B (Sweden)	368,850	6,306,064
Medtronic plc (United States)	122,070	13,293,423
Shandong Weigao Group Medical Polymer Co. Ltd. - Class H (China)	5,636,000	6,470,358

		36,070,354

Life Sciences Tools & Services - 3.9%
Gerresheimer AG (Germany)	100,085	8,071,370
QIAGEN N.V. (United States)*	144,419	4,305,130
QIAGEN N.V. (United States)*	235,572	7,085,783

		19,462,283

The accompanying notes are an integral part of the financial statements.

7

Overseas Series

Investment Portfolio - October 31, 2019

	SHARES	VALUE (NOTE 2)

COMMON STOCKS (continued)

Health Care (continued)
Pharmaceuticals - 5.0%
Merck KGaA (Germany)	65,495	$7,811,362
Novartis AG - ADR (Switzerland)	115,120	10,066,093
Perrigo Co. plc (United States)	143,055	7,584,776

		25,462,231

Total Health Care		80,994,868

Industrials - 11.4%
Aerospace & Defense - 2.4%
BAE Systems plc (United Kingdom)	1,609,030	12,019,032

Airlines - 1.6%
Ryanair Holdings plc - ADR (Ireland)*	107,910	8,054,402

Construction & Engineering - 1.0%
Vinci S.A. (France)	45,945	5,154,859

Machinery - 3.5%
FANUC Corp. (Japan)	45,000	8,876,219
The Weir Group plc (United Kingdom)	502,586	8,778,712

		17,654,931

Transportation Infrastructure - 2.9%
Grupo Aeroportuario del Centro Norte S.A.B. de C.V. (Mexico)	749,300	5,199,702
Grupo Aeroportuario del Pacifico S.A.B. de C.V. - ADR (Mexico)	37,325	3,900,836
Grupo Aeroportuario del Sureste S.A.B. de C.V. - ADR (Mexico)	32,455	5,314,506

		14,415,044

Total Industrials		57,298,268

Information Technology - 5.9%
Electronic Equipment, Instruments & Components - 2.8%
Keyence Corp. (Japan)	22,800	14,416,358

IT Services - 0.4%
Keywords Studios plc (Ireland)	147,467	2,125,012

Technology Hardware, Storage & Peripherals - 2.7%
Samsung Electronics Co. Ltd. (South Korea)	311,915	13,480,920

Total Information Technology		30,022,290

Materials - 7.0%
Chemicals - 6.0%
Akzo Nobel N.V. (Netherlands)	83,498	7,697,967
OCI N.V. (Netherlands)*	105,985	2,383,006
Orbia Advance Corp. S.A.B. de C.V. (Mexico)	2,802,700	6,066,822
Solvay S.A. (Belgium)	130,965	14,239,296

		30,387,091

The accompanying notes are an integral part of the financial statements.

8

Overseas Series

Investment Portfolio - October 31, 2019

	SHARES	VALUE (NOTE 2)

COMMON STOCKS (continued)

Materials (continued)
Metals & Mining - 1.0%
First Quantum Minerals Ltd. (Zambia)	289,500	$2,446,386
Lundin Mining Corp. (Chile)	475,423	2,400,397

		4,846,783

Total Materials		35,233,874

TOTAL COMMON STOCKS (Identified Cost $477,794,587)		468,954,458

SHORT-TERM INVESTMENT - 3.8%
Dreyfus Government Cash Management, Institutional Shares, 1.73%[1]
(Identified Cost $19,463,979)	19,463,979	19,463,979

TOTAL INVESTMENTS - 96.7% (Identified Cost $497,258,566)		488,418,437
OTHER ASSETS, LESS LIABILITIES - 3.3%		16,424,625

NET ASSETS - 100%		$504,843,062

ADR - American Depositary Receipt

*Non-income producing security.

1Rate shown is the current yield as of October 31, 2019.

The Series’ portfolio holds, as a percentage of net assets, greater than 10% in the following countries:

United Kingdom - 14.0%; United States - 13.1%.

The Global Industry Classification Standard (GICS) was developed by and is the exclusive property and a service mark of MSCI Inc. (MSCI) and Standard & Poor’s, a division of S&P Global Inc. (S&P), and is licensed for use by Manning & Napier when referencing GICS sectors. Neither MSCI, S&P, nor any third party involved in making or compiling the GICS or any GICS classifications makes any express or implied warranties or representations with respect to such standard or classification, nor shall any such party have any liability therefrom.

The accompanying notes are an integral part of the financial statements.

9

Overseas Series

Statement of Assets & Liabilities

October 31, 2019

ASSETS:

Investments, at value (identified cost $497,258,566) (Note 2)	$488,418,437
Foreign tax reclaims receivable	8,520,850
Receivable for securities sold	7,766,655
Dividends receivable	967,285
Receivable for fund shares sold	254,228
Prepaid expenses	28,564

TOTAL ASSETS	505,956,019

LIABILITIES:

Accrued management fees (Note 3)	184,831
Accrued sub-transfer agent fees (Note 3)	159,830
Accrued distribution and service (Rule 12b-1) fees (Class S) (Note 3)	61,837
Accrued fund accounting and administration fees (Note 3)	28,915
Accrued Chief Compliance Officer service fees (Note 3)	688
Payable for fund shares repurchased	562,729
Other payables and accrued expenses	114,127

TOTAL LIABILITIES	1,112,957

TOTAL NET ASSETS	$504,843,062

NET ASSETS CONSIST OF:

Capital stock	$208,620
Additional paid-in-capital	1,005,768,327
Total distributable earnings (loss)	(501,133,885)

TOTAL NET ASSETS	$504,843,062

NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER SHARE - Class S ($272,760,471/11,297,815 shares)	$24.14

NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER SHARE - Class I ($74,325,208/3,068,402 shares)	$24.22

NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER SHARE - Class W ($107,191,812/4,409,432 shares)	$24.31

NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER SHARE - Class Z ($50,565,571/2,086,308 shares)	$24.24

The accompanying notes are an integral part of the financial statements.

10

Overseas Series

Statement of Operations

For the Year Ended October 31, 2019

INVESTMENT INCOME:

Dividends (net of foreign taxes withheld, $1,479,675)	$15,700,188

EXPENSES:

Management fees (Note 3)	3,669,477
Distribution and service (Rule 12b-1) fees (Class S) (Note 3)	958,650
Sub-transfer agent fees (Note 3)	547,048
Fund accounting and administration fees (Note 3)	120,056
Directors’ fees (Note 3)	58,769
Chief Compliance Officer service fees (Note 3)	3,455
Custodian fees	42,475
Interest expense	4,809
Miscellaneous	479,181

Total Expenses	5,883,920
Less reduction of expenses (Note 3)	(685,517)

Net Expenses	5,198,403

NET INVESTMENT INCOME	10,501,785

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY:

Net realized gain (loss) on-
Investments	1,298,637
Foreign currency and translation of other assets and liabilities	(103,822)

1,194,815

Net change in unrealized appreciation (depreciation) on-
Investments	46,772,010
Foreign currency and translation of other assets and liabilities	210,748

46,982,758

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY	48,177,573

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$58,679,358

The accompanying notes are an integral part of the financial statements.

11

Overseas Series

Statements of Changes in Net Assets

	FOR THE YEAR ENDED 10/31/19	FOR THE YEAR ENDED 10/31/18
INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:

Net investment income	$10,501,785	$6,673,604
Net realized gain (loss) on investments and foreign currency	1,194,815	72,244,084
Net change in unrealized appreciation (depreciation) on investments and foreign currency	46,982,758	(154,513,058)

Net increase (decrease) from operations	58,679,358	(75,595,370)

DISTRIBUTIONS TO SHAREHOLDERS (Note 9):

Class S	(4,153,199)	—
Class I	(1,010,826)	(10,748,629)
Class Z	(963,827)	—

Total distributions to shareholders	(6,127,852)	(10,748,629)

CAPITAL STOCK ISSUED AND REPURCHASED:

Net increase (decrease) from capital share transactions (Note 5)	(293,849,911)	77,003,717

Net increase (decrease) in net assets	(241,298,405)	(9,340,282)

NET ASSETS:

Beginning of year	746,141,467	755,481,749

End of year	$504,843,062	$746,141,467

The accompanying notes are an integral part of the financial statements.

12

Overseas Series

Financial Highlights - Class S

	FOR THE YEAR ENDED 10/31/19	FOR THE PERIOD 9/21/18[1] TO 10/31/18
Per share data (for a share outstanding throughout each period):

Net asset value - Beginning of period	$22.17	$24.72

Income (loss) from investment operations:
Net investment income[2]	0.35	0.01
Net realized and unrealized gain (loss) on investments	1.81	(2.56)

Total from investment operations	2.16	(2.55)

Less distributions to shareholders:
From net investment income	(0.19)	—

Net asset value - End of period	$24.14	$22.17

Net assets - End of period (000’s omitted)	$272,760	$500,950

Total return[3]	9.88%	(10.32%	)
Ratios (to average net assets)/Supplemental Data:
Expenses*	1.05%	1.05%	[4]
Net investment income	1.55%	0.38%	[4]
Series portfolio turnover	43%	34%

*The investment advisor did not impose all or a portion of its management and/or other fees, and in some periods may have paid a portion of the Series’ expenses. If these expenses had been incurred by the Class, the expense ratio (to average net assets) would have increased by the following amounts:

	0.04%	0.06%	[4]

1Commencement of operations.

2Calculated based on average shares outstanding during the periods.

3Represents aggregate total return for the periods indicated, and assumes reinvestment of all distributions. Total return would have been lower had certain expenses not been waived or reimbursed during certain periods. Periods less than one year are not annualized.

4Annualized.

The accompanying notes are an integral part of the financial statements.

13

Overseas Series

Financial Highlights - Class I*

	FOR THE YEAR ENDED
	10/31/19	10/31/18	10/31/17	10/31/16	10/31/15
Per share data (for a share outstanding throughout each year):
Net asset value - Beginning of year	$22.18	$24.73	$20.88	$21.34	$24.31

Income (loss) from investment operations:
Net investment income[1]	0.42	0.41	0.26	0.32	0.32
Net realized and unrealized gain (loss) on investments	1.81	(2.51)	3.94	(0.41)	(1.14)

Total from investment operations	2.23	(2.10)	4.20	(0.09)	(0.82)

Less distributions to shareholders:
From net investment income	(0.19)	(0.45)	(0.35)	(0.37)	(0.36)
From net realized gain on investments	—	—	—	—	(1.79)

Total distributions to shareholders	(0.19)	(0.45)	(0.35)	(0.37)	(2.15)

Net asset value - End of year	$24.22	$22.18	$24.73	$20.88	$21.34

Net assets - End of year (000’s omitted)	$74,325	$140,653	$755,482	$933,605	$1,725,278

Total return[2]	10.18%	(8.69% )	20.49% [3]	(0.35% )	(3.02% )
Ratios (to average net assets)/Supplemental Data:
Expenses**	0.75%	0.75%	0.75%	0.75%	0.74%
Net investment income	1.86%	1.62%	1.16%	1.54%	1.41%
Series portfolio turnover	43%	34%	44%	37%	59%

*Effective March 1, 2017, Class A shares of the Series have been redesignated as Class I shares.

**For certain periods presented, the investment advisor did not impose all or a portion of its management and/or other fees, and in some years may have paid a portion of the Series’ expenses. If these expenses had been incurred by the Class, the expense ratio (to average net assets) would have increased by the following amounts:

	0.05%	0.02%	0.02%	N/A	N/A

1Calculated based on average shares outstanding during the years.

2Represents aggregate total return for the year indicated, and assumes reinvestment of all distributions. Total return would have been lower had certain expenses not been waived or reimbursed during certain years.

3Includes litigation proceeds. Excluding this amount, the Series’ total return is 20.10%.

The accompanying notes are an integral part of the financial statements.

14

Overseas Series

Financial Highlights - Class W

FOR THE PERIOD 3/1/19[1] TO 10/31/19
Per share data (for a share outstanding throughout each period):
Net asset value - Beginning of period	$22.95

Income from investment operations:
Net investment income[2]	0.35
Net realized and unrealized gain (loss) on investments	1.01

Total from investment operations	1.36

Net asset value - End of period	$24.31

Net assets - End of period (000’s omitted)	$107,192

Total return[3]	5.93%
Ratios (to average net assets)/Supplemental Data:
Expenses*[4]	0.05%
Net investment income[4]	2.23%
Series portfolio turnover	43%

*The investment advisor did not impose all or a portion of its management and/or other fees during the period, and may have paid a portion of the Series’ expenses. If these expenses had been incurred by the Class, the expense ratio (to average net assets) would have increased by the following amount[4]:

0.67%

1Commencement of operations.

2Calculated based on average shares outstanding during the period.

3Represents aggregate total return for the period indicated, and assumes reinvestment of all distributions. Total return would have been lower had certain expenses not been waived or reimbursed during the period. Periods less than one year are not annualized.

4Annualized.

The accompanying notes are an integral part of the financial statements.

15

Overseas Series

Financial Highlights - Class Z

	FOR THE YEAR ENDED 10/31/19	FOR THE PERIOD 5/1/18[1] TO 10/31/18
Per share data (for a share outstanding throughout each period):
Net asset value - Beginning of period	$22.19	$24.85

Income (loss) from investment operations:
Net investment income[2]	0.44	0.13
Net realized and unrealized gain (loss) on investments	1.82	(2.79)

Total from investment operations	2.26	(2.66)

Less distributions to shareholders:
From net investment income	(0.21)	—

Net asset value - End of period	$24.24	$22.19

Net assets - End of period (000’s omitted)	$50,566	$104,538

Total return[3]	10.36%	(10.71%	)
Ratios (to average net assets)/Supplemental Data:
Expenses*	0.65%	0.65%	[4]
Net investment income	1.95%	1.04%	[4]
Series portfolio turnover	43%	34%

*The investment advisor did not impose all or a portion of its management and/or other fees, and in some periods may have paid a portion of the Series’ expenses. If these expenses had been incurred by the Class, the expense ratio (to average net assets) would have increased by the following amounts:

	0.07%	0.09%	[4]

1Commencement of operations.

2Calculated based on average shares outstanding during the periods.

3Represents aggregate total return for the periods indicated, and assumes reinvestment of all distributions. Total return would have been lower had certain expenses not been waived or reimbursed during certain periods. Periods less than one year are not annualized.

4Annualized.

The accompanying notes are an integral part of the financial statements.

16

Overseas Series

Notes to Financial Statements

1.	Organization

Overseas Series (the “Series”) is a no-load diversified series of Manning & Napier Fund, Inc. (the “Fund”). The Fund is organized in Maryland and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

The Series’ investment objective is to provide long-term growth.

The Series is authorized to issue four classes of shares (Class I, S, W, and Z). Class W shares of the Series were issued on March 1, 2019. Each class of shares is substantially the same, except that class-specific distribution and shareholder servicing expenses are borne by the specific class of shares to which they relate.

The Fund’s Advisor is Manning & Napier Advisors, LLC (the “Advisor”). Shares of the Series are offered to investors, clients and employees of the Advisor and its affiliates. The total authorized capital stock of the Fund consists of 15 billion shares of common stock each having a par value of $0.01. As of October 31, 2019, 10 billion shares have been designated in total among 34 series, of which 200 million have been designated as Overseas Series Class I common stock, 400 million have been designated as Overseas Series Class S common stock, 75 million have been designated as Overseas Series Class W common stock and 100 million have been designated as Overseas Series Class Z common stock.

Reorganization

On September 18, 2018, the shareholders of World Opportunities Series approved the reorganization of World Opportunities Series into Overseas Series, each a series of the Fund, pursuant to which Overseas Series acquired substantially all of the assets and assumed certain stated liabilities of World Opportunities Series in exchange for an equal aggregate value of Overseas Series shares. For U.S. GAAP purposes, the transaction was treated as a merger. The merger took place after the close of business on September 21, 2018.

Each shareholder of World Opportunities Series received shares of Overseas Series with the same class designation and an aggregate Net Asset Value of such shareholder’s World Opportunities Series shares, as determined at the close of business on September 21, 2018.

The reorganization was accomplished by a tax-free exchange of shares of Overseas Series in the following amount and at the following conversion ratio:

	WORLD OPPORTUNITIES SERIES SHARES PRIOR TO REORGANIZATION	CONVERSION RATIO	SHARES OF OVERSEAS SERIES
Class S	72,203,693	’0.330372	23,854,078

World Opportunities Series’ net assets and composition of net assets on September 21, 2018, the date of the reorganization, were as follows:

NET ASSETS	PAID-IN CAPITAL	ACCUMULATED NET INVESTMENT LOSS	ACCUMULATED NET REALIZED LOSS	NET UNREALIZED APPRECIATION
$589,676,263	$1,011,588,366	$(109,562)	$(446,854,928)	$25,052,387

For financial reporting purposes, assets received and shares issued by Overseas Series were recorded at fair value; however, the cost basis of the investments received from World Opportunities Series was carried forward to align ongoing reporting of Overseas Series’ realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes.

17

Overseas Series

Notes to Financial Statements (continued)

1.	Organization (continued)

Reorganization (continued)

The aggregate net assets of Overseas Series immediately prior to, and after the acquisition, amounted to $310,629,139 and $900,305,402, respectively. World Opportunities Series’ fair value and cost of investments on September 21, 2018 were $583,171,966 and $558,177,803, respectively.

The purpose of the transaction was to combine two funds managed by the Advisor, the investment advisor to both Overseas Series and World Opportunities Series, with the same or substantially similar (but not identical) investment objectives, investment policies, strategies, risks and restrictions.

Assuming the acquisition had been completed on November 1, 2017, the beginning of the annual reporting period for Overseas Series, the pro forma results of operations for the year ended October 31, 2018, are as follows:

•	Net investment income: $14,199,284

•	Net realized and change in unrealized gain/loss on investments: $(50,062,232)

•	Net decrease in the net assets resulting from operations: $(35,862,948)

Because the combined investment portfolios have been managed as a single integrated portfolio since the acquisition was completed, it is not practicable to separate the amounts of revenue and earnings of World Opportunities Series that have been included in the Overseas Series’ Statement of Operations since September 21, 2018.

Reorganization costs incurred by Overseas Series in connection with the reorganization were paid by the Advisor.

2.	Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Series. The Series is an investment company and, accordingly, follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standards Codification Topic 946 - Investment Companies, which is part of accounting principles generally accepted in the United States of America (“GAAP”).

Security Valuation

Portfolio securities, including domestic equities, foreign equities, warrants and options, listed on an exchange other than the NASDAQ Stock Market are valued at the latest quoted sales price of the exchange on which the security is primarily traded. Securities not traded on valuation date or securities not listed on an exchange are valued at the latest quoted bid price provided by the Fund’s pricing service. Securities listed on the NASDAQ Stock Market are valued in accordance with the NASDAQ Official Closing Price.

Short-term investments that mature in sixty days or less may be valued at amortized cost, which approximates fair value. Investments in open-end investment companies are valued at their net asset value per share on valuation date.

Volume and level of activity in established markets for an asset or liability are evaluated to determine whether recent transactions and quoted prices are determinative of fair value. Where there have been significant decreases in volume and level of activity, further analysis and adjustment may be necessary to estimate fair value. The Series measures fair value in these instances by the use of inputs and valuation techniques which may be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry and/or expectation of future cash flows. As a result of trading in relatively thin markets and/or markets that experience significant volatility, the prices used by the Series to value these securities may differ from the value that would be realized if these securities were sold, and the differences could be material.

Securities for which representative valuations or prices are not available from the Series’ pricing service may be valued at fair value as determined in good faith by the Advisor under procedures approved by and under the general supervision and

18

Overseas Series

Notes to Financial Statements (continued)

2.	Significant Accounting Policies (continued)

Security Valuation (continued)

responsibility of the Fund’s Board of Directors (the “Board”). Due to the inherent uncertainty of valuations of such securities, the fair value may differ significantly from the values that would have been used had a ready market for such securities existed. If trading or events occurring after the close of the principal market in which securities are traded are expected to materially affect the value of those securities, then they may be valued at their fair value, taking this trading or these events into account. In accordance with the procedures approved by the Board, the values of certain securities trading outside the U.S. were adjusted following the close of local trading using a factor from a third party vendor. The third party vendor uses statistical analyses and quantitative models, which consider among other things subsequent movement and changes in the prices of indices, securities and exchange rates in other markets, to determine the factors which are used to adjust local market prices. The value of securities used for net asset value calculation under these procedures may differ from published prices for the same securities. It is the Fund’s policy to classify each foreign equity security where a factor from a third party vendor is provided as a Level 2 security.

Various inputs are used in determining the value of the Series’ assets or liabilities carried at fair value. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical assets and liabilities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.). Level 3 includes significant unobservable inputs (including the Series’ own assumptions in determining the fair value of investments). A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input both individually and in aggregate that is significant to the fair value measurement. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the valuation levels used for major security types as of October 31, 2019 in valuing the Series’ assets or liabilities carried at fair value:

DESCRIPTION	TOTAL	LEVEL 1	LEVEL 2#	LEVEL 3
Assets:
Equity Securities:
Communication Services	$45,819,614	$23,883,788	$21,935,826	$—
Consumer Discretionary	61,688,681	32,394,858	29,293,823	—
Consumer Staples	85,587,714	25,864,422	59,723,292	—
Energy	27,772,871	27,772,871	—	—
Financials	44,536,278	7,696,626	36,839,652	—
Health Care	80,994,868	45,249,931	35,744,937	—
Industrials	57,298,268	22,469,446	34,828,822	—
Information Technology	30,022,290	—	30,022,290	—
Materials	35,233,874	10,913,605	24,320,269	—
Short-Term Investment	19,463,979	19,463,979	—	—

Total assets	$488,418,437	$215,709,526	$272,708,911	$—

#Includes certain equity foreign securities for which a factor from a third party vendor was applied to determine the securities’ fair value following the close of local trading.

There were no Level 3 securities held by the Series as of October 31, 2018 or October 31, 2019.

Security Transactions, Investment Income and Expenses

Security transactions are accounted for on trade date. Dividend income is recorded on the ex-dividend date, except that if the ex-dividend date has passed, certain dividends from foreign securities are recorded as soon as the Series is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair value of the securities received. Interest income, including amortization of premium and accretion of discounts using the effective interest method, is earned from settlement date and accrued daily.

19

Overseas Series

Notes to Financial Statements (continued)

2.	Significant Accounting Policies (continued)

Security Transactions, Investment Income and Expenses (continued)

Expenses are recorded on an accrual basis. Most expenses of the Fund can be attributed to a specific series. Expenses which cannot be directly attributed are apportioned among the series in the Fund in such a manner as deemed equitable by the Fund’s Board, taking into consideration, among other things, the nature and type of expense.

The Series uses the identified cost method for determining realized gain or loss on investments for both financial statement and federal income tax reporting purposes.

Foreign Currency Translation

The books and records of the Series are maintained in U.S. dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars at the current exchange rates. Purchases and sales of investment securities and income and expenses are translated on the respective dates of such transactions. The Series does not isolate realized and unrealized gains and losses attributable to changes in the exchange rates from gains and losses that arise from changes in the fair value of investments. Such fluctuations are included with net realized and unrealized gain or loss on investments. Net realized foreign currency gains and losses represent foreign currency gains and losses between trade date and settlement date on securities transactions, gains and losses on disposition of foreign currencies and the difference between the amount of income and foreign withholding taxes recorded on the books of the Series and the amounts actually received or paid.

Federal Taxes

The Series’ policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. The Series is not subject to federal income tax or excise tax to the extent that the Series distributes to shareholders each year its taxable income, including any net realized gains on investments, in accordance with requirements of the Internal Revenue Code. Accordingly, no provision for federal income tax or excise tax has been made in the financial statements.

Management evaluates its tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is required only when the position is “more likely than not” to be sustained assuming examination by taxing authorities. At October 31, 2019, the Series has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken in future tax returns.

The Series files income tax returns in the U.S. federal jurisdiction, various states and foreign jurisdictions, as required. No income tax returns are currently under investigation. The statute of limitations on the Series’ tax returns remains open for the years ended October 31, 2016 through October 31, 2019. The Series is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Foreign Taxes

Based on the Series’ understanding of the tax rules and rates related to income, gains and currency purchase/repatriation transactions for foreign jurisdictions in which it invests, the Series will provide for foreign taxes, and where appropriate, deferred foreign tax.

Distributions of Income and Gains

Distributions to shareholders of net investment income and net realized gains are made annually. An additional distribution may be necessary to avoid taxation of the Series. Distributions are recorded on the ex-dividend date.

Indemnifications

The Fund’s organizational documents provide former and current directors and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

20

Overseas Series

Notes to Financial Statements (continued)

2.	Significant Accounting Policies (continued)

Other

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

3.	Transactions with Affiliates and Other Agreements

The Fund has an Investment Advisory Agreement (the “Agreement”) with the Advisor, for which the Series pays a fee, computed daily and payable monthly, at an annual rate of 0.60% of the Series’ average daily net assets.

Under the Agreement, personnel of the Advisor provide the Series with advice and assistance in the choice of investments and the execution of securities transactions, and otherwise maintain the Series’ organization. The Advisor also provides the Fund with necessary office space and fund administration and support services. The salaries of all officers of the Fund (except a percentage of the Fund’s Chief Compliance Officer’s salary, which is paid by the Fund), and of all Directors who are “affiliated persons” of the Fund, or of the Advisor, and all personnel of the Fund, or of the Advisor, performing services relating to research, statistical and investment activities, are paid by the Advisor. Each “non-affiliated” Director receives an annual stipend, which is allocated among all the active series of the Fund. In addition, these Directors also receive a fee per Board meeting attended plus a fee for each committee meeting attended and are reimbursed for travel and other out-of-pocket expenses incurred by them in connection with attending such meetings. The Fund also has an Audit Committee Chair, Governance & Nominating Committee Chair and Lead Independent Director who each receive an additional annual stipend for these roles.

The Fund may enter into agreements with financial intermediaries pursuant to which the Fund may pay financial intermediaries for non-distribution related sub-transfer agency, administrative, sub-accounting, and other shareholder services in an annual amount not to exceed 0.15% of the average daily net assets of the Class I and Class S shares of the Series. Payments made pursuant to such agreements are generally based on the current assets and/or number of accounts of the Series attributable to the financial intermediary. Any payments made pursuant to such agreements may be in addition to, rather than in lieu of, any Distribution and Shareholder Services Fee payable under the Rule 12b-1 plan of the Fund.

Effective March 1, 2019, the Advisor has contractually agreed to waive the management fee for the Class W shares. In addition, pursuant to a separate expense limitation agreement, the Advisor has contractually agreed to limit its fees and reimburse expenses to the extent necessary so that the total direct annual fund operating expenses, exclusive of distribution and service (12b-1) fees and waived Class W management fees (collectively, “excluded expenses”), to 0.75% of the average daily net assets of the Class I shares, 0.80% of the average daily net assets of the Class S shares, 0.65% of the average daily net assets of the Class Z shares, and 0.05% of the average daily net assets of the Class W shares. These contractual waivers are expected to continue indefinitely, and may not be amended or terminated by the Advisor without the approval of the Series’ Board of Directors. The Advisor may receive from a Class the difference between the Class’s total direct annual fund operating expenses, not including excluded expenses, and the Class’s contractual expense limit to recoup all or a portion of its prior fee waivers (other than Class W management fee waivers) or expense reimbursements made during the rolling three-year period preceding the recoupment if at any point the total direct annual fund operating expenses, not including excluded expenses, are below the contractual expense limit (a) at the time of the fee waiver and/or expense reimbursement and (b) at the time of the recoupment.

Pursuant to the advisory fee waiver, the Advisor waived $402,141 in management fees for Class W shares for the year ended October 31, 2019. In addition, pursuant to the separate expense limitation agreement, the Advisor waived or reimbursed expenses of $148,567, $43,628, $45,443, and $45,738 and for Class S, Class I, Class W, and Class Z shares, respectively, for the year ended October 31, 2019. These amounts are included as a reduction of expenses on the Statement of Operations. At October 31, 2019, the Advisor is eligible to recoup $216,157. For the year ended October 31, 2019, the Advisor did not recoup any expenses that have been previously waived or reimbursed.

21

Overseas Series

Notes to Financial Statements (continued)

3.	Transactions with Affiliates and Other Agreements (continued)

Manning & Napier Investor Services, Inc., a registered broker-dealer affiliate of the Advisor, acts as distributor for the Fund’s shares. The Series compensates the distributor for distributing and servicing the Series’ Class S shares pursuant to a distribution plan adopted under Rule 12b-1 of the 1940 Act, regardless of expenses actually incurred. Under the agreement, the Series pays distribution and service fees to the distributor at an annual rate of 0.25% of average daily net assets attributable to Class S shares. There are no distribution and service fees on the Class I, Class W or Class Z shares. The fees are accrued daily and paid monthly.

Pursuant to a master services agreement dated March 1, 2017, the Fund pays the Advisor an annual fee related to fund accounting and administration of 0.0085% on the first $25 billion of average daily net assets (excluding Target Series and Income Series); 0.0075% on the next $15 billion of average daily net assets (excluding Target Series and Income Series); and 0.0065% of average daily net assets in excess of $40 billion (excluding Target Series and Income Series); plus a base fee of $30,400 per series. Additionally, certain transaction and out-of-pocket expenses, including charges for reporting relating to the Fund’s compliance program, are charged. The Advisor has agreements with BNY Mellon Investment Servicing (U.S.) Inc. (“BNY”) under which BNY serves as sub-accountant services agent.

4.	Purchases and Sales of Securities

For the year ended October 31, 2019, purchases and sales of securities, other than U.S. Government securities and short-term securities, were $250,123,119 and $517,797,466, respectively. There were no purchases or sales of U.S. Government securities.

5.	Capital Stock Transactions

Transactions in Class S, Class I, Class W and Class Z shares of Overseas Series were:

CLASS S	FOR THE YEAR ENDED 10/31/19		FOR THE PERIOD 9/21/18 (COMMENCEMENT OF OPERATIONS) TO 10/31/18
	SHARES	AMOUNT	SHARES	AMOUNT
Sold	869,816	$19,478,947	190,967	$4,553,940
Shares issued in reorganization[1]	—	—	23,854,078	589,676,263
Reinvested	192,957	3,994,201	—	—
Repurchased	(12,359,269)	(283,363,765)	(1,450,734)	(33,687,813)

Total	(11,296,496)	$(259,890,617)	22,594,311	$560,542,390

CLASS I	FOR THE YEAR ENDED 10/31/19		FOR THE YEAR ENDED 10/31/18
	SHARES	AMOUNT	SHARES	AMOUNT
Sold	730,015	$16,835,516	1,392,938	$34,946,149
Reinvested	43,918	909,540	418,319	10,324,113
Repurchased	(4,048,251)	(91,847,425)	(26,019,153)	(645,877,161)

Total	(3,274,318)	$(74,102,369)	(24,207,896)	$(600,606,899)

22

Overseas Series

Notes to Financial Statements (continued)

5.	Capital Stock Transactions (continued)

CLASS W	FOR THE PERIOD 3/1/19 (COMMENCEMENT OF OPERATIONS) TO 10/31/19
	SHARES	AMOUNT
Sold	4,947,620	$114,167,181
Reinvested	—	—
Repurchased	(538,188)	(12,608,460)

Total	4,409,432	$101,558,721

CLASS Z	FOR THE YEAR ENDED 10/31/19		FOR THE PERIOD 5/1/18 (COMMENCEMENT OF OPERATIONS) TO 10/31/18
	SHARES	AMOUNT	SHARES	AMOUNT
Sold	183,003	$4,382,553	5,468,547	$135,889,148
Reinvested	46,562	963,827	—	—
Repurchased	(2,854,771)	(66,762,026)	(757,033)	(18,820,922)

Total	(2,625,206)	$(61,415,646)	4,711,514	$117,068,226

1See Note 1 regarding the reorganization.

At October 31, 2019, the Advisor and its affiliates owned 0.9% of the Series.

6.	Line of Credit

The Fund has entered into a 364-day, $25 million credit agreement (the “line of credit”) with Bank of New York Mellon. Each series of the Fund may borrow under the line of credit for temporary or emergency purposes, including funding shareholder redemptions and other short-term liquidity purposes. The Fund pays an annual fee on the unused commitment amount, payable quarterly, and is allocated among all the series of the Fund and included in miscellaneous expenses in the Statement of Operations for each series. The line of credit expires in August 2020 unless extended or renewed. Borrowings under this arrangement bear interest at a floating rate equal to the higher of the (i) Federal Funds rate in effect on such day plus 125 basis points or (ii) the 30 day LIBOR plus 125 basis points in effect on that day. This amount, if any, would be included in “Interest expense” in the Statement of Operations. During the year ended October 31, 2019, the Overseas Series average daily amount of borrowings outstanding under the line of credit was $127,397 with a weighted average interest rate of 3.77%. As of October 31, 2019, there was no borrowing outstanding.

7.	Financial Instruments

The Series may trade in instruments including written and purchased options, forward foreign currency exchange contracts and futures contracts and other derivatives in the normal course of investing activities to assist in managing exposure to various market risks. The Series may be subject to various elements of risk, which may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. These risks include: the risk that changes in the value of a derivative may not correlate perfectly with the underlying asset, rate or index; counterparty credit risk related to over the counter derivative counterparties’ failure to perform under contract terms; liquidity risk related to the lack of a liquid market for these contracts allowing the fund to close out its position(s); and documentation risk relating to disagreement over contract terms. No such investments were held by the Series as of October 31, 2019.

8.	Foreign Securities

Investing in securities of foreign companies and foreign governments involves special risks and considerations not typically associated with investing in securities of domestic companies and the U.S. Government. These risks include revaluation of currencies and future adverse political and economic developments. Moreover, securities of foreign companies and foreign

23

Overseas Series

Notes to Financial Statements (continued)

8.	Foreign Securities (continued)

governments and their markets may be less liquid and their prices more volatile than those of comparable domestic companies and the U.S. Government.

9.	Federal Income Tax Information

The amount and characterization of certain income and capital gains to be distributed are determined in accordance with federal income tax regulations, which may differ from GAAP. These differences are primarily due to differing book and tax treatments in the timing of the recognition of net investment income or gains and losses, including losses deferred due to wash sales and foreign currency gains and losses. The Series may periodically make reclassifications among its capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations, without impacting the Series’ net asset value. Any such reclassifications are not reflected in the financial highlights.

The tax character of distributions paid were as follows:

	FOR THE YEAR ENDED 10/31/19	FOR THE YEAR ENDED 10/31/18
Ordinary income	$6,127,852	$10,748,629

At October 31, 2019, the tax basis of components of distributable earnings and the net unrealized depreciation based on the identified cost of investments for federal income tax purposes were as follows:

Cost for federal income tax purposes	$505,895,095
Unrealized appreciation	58,139,543
Unrealized depreciation	(75,616,201)

Net unrealized depreciation	$(17,476,658)

Undistributed ordinary income	$9,360,640
Capital loss carryforward	$(492,814,439)

At October 31, 2019, the Series had net short-term capital loss carryforwards of $53,306,525 and net long-term capital loss carryforwards of $439,507,914, which may be carried forward indefinitely.

24

Overseas Series

Report of Independent Registered Public Accounting Firm

To the Board of Directors of Manning & Napier Fund, Inc. and Shareholders of Overseas Series

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the investment portfolio, of Overseas Series (one of the series constituting Manning & Napier Fund, Inc., referred to hereafter as the “Fund”) as of October 31, 2019, the related statement of operations for the year ended October 31, 2019, the statement of changes in net assets for each of the two years in the period ended October 31, 2019, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of October 31, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended October 31, 2019 and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2019 by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

New York, New York

December 16, 2019

We have served as the auditor of one or more investment companies in Manning & Napier Mutual Funds since 1992.

25

Overseas Series

Supplemental Tax Information

(unaudited)

All reportings are based on financial information available as of the date of this annual report and, accordingly, are subject to change.

For federal income tax purposes, the Series reports for the current fiscal year $6,127,852 or, if different, the maximum amount allowable under the tax law, as qualified dividend income.

The Series has elected to pass through to its shareholders, foreign source income of $16,528,942 and foreign taxes paid of $1,470,718 for the year ended October 31, 2019.

26

Overseas Series

Directors’ and Officers’ Information

(unaudited)

The Statement of Additional Information provides additional information about the Fund’s directors and officers and can be obtained without charge by calling 1-800-466-3863, at www.manning-napier.com, or on the EDGAR Database on the SEC Internet web site (http://www.sec.gov). The following chart shows certain information about the Fund’s directors and officers, including their principal occupations during the last five years. Unless specific dates are provided, the individuals have held the listed positions for longer than five years.

Interested Director and Officer

Name:	Paul Battaglia*
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	41
Current Position(s) Held with Fund:	Principal Executive Officer, President, Chairman & Director
Term of Office & Length of Time Served:	Indefinite – Chairman and Director since November 2018[1]
Principal Occupation(s) During Past 5 Years:	Chief Financial Officer (2018 – Present); Vice President of Finance (2016 – 2018); Director of Finance (2011 – 2016); Financial Analyst/Internal Auditor (2004-2006) – Manning & Napier Advisors, LLC and affiliates Holds one or more of the following titles for various affiliates: Chief Financial Officer
Number of Portfolios Overseen within Fund Complex:	32
Other Directorships Held Outside Fund Complex During Past 5 Years:	N/A

Independent Directors

Name:	Stephen B. Ashley
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	79
Current Position(s) Held with Fund:	Director, Audit Committee Member, Governance & Nominating Committee Member
Term of Office & Length of Time Served:	Indefinite – Since 1996
Principal Occupation(s) During Past 5 Years:	Chairman, Director & Chief Executive Officer (1997 to present) - The Ashley Group (property management and investment). Director (1995-2008) and Chairman (non-executive) (2004-2008) - Fannie Mae (mortgage)
Number of Portfolios Overseen within Fund Complex:	32
Other Directorships Held Outside Fund Complex During Past 5 Years:	Fannie Mae (1995-2008) The Ashley Group (1995-2008)
Genesee Corporation (1987-2007)

Name:	Paul A. Brooke
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	73
Current Position(s) Held with Fund:	Lead Independent Director, Audit Committee Member, Governance & Nominating Committee Chairman
Term of Office & Length of Time Served:	Indefinite – Director, Audit Committee Member, Governance & Nominating Committee Member since 2007; Governance & Nominating Committee Chairman since 2016; Lead Independent Director since 2017
Principal Occupation(s) During Past 5 Years:	Chairman & CEO (2005-2009) - Ithaka Acquisition Corporation (investments); Chairman (2007-2009) - Alsius Corporation (investments); Managing Member (1991-present) - PMSV Holdings LLC (investments); Managing Member (2010-2016) - Venbio (investments).
Number of Portfolios Overseen within Fund Complex:	32
Other Directorships Held Outside Fund Complex During Past 5 Years:

Incyte Corp. (biotech)(2000-present); ViroPharma, Inc. (speciality pharmaceuticals)(2000-2014); HLTH (WebMD)(information)(2000-2010); Cheyne Capital International (investment)(2000-2017); GMP Companies (investment)(2000-2011); Cytos Biotechnology Ltd (biotechnology)(2012-2014); Cerus (biomedical)(2016-present); PureEarth(non-profit)(2012-present); Caelum BioSciences (biomedical)(2018-present)

27

Overseas Series

Directors’ and Officers’ Information

(unaudited)

Independent Directors (continued)

Name:	Peter L. Faber
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	81
Current Position(s) Held with Fund:	Director, Governance & Nominating Committee Member
Term of Office & Length of Time Served:	Indefinite – Since 1987
Principal Occupation(s) During Past 5 Years:	Senior Counsel (2006-2012), Partner (1995-2006 & 2013-present) -
McDermott, Will & Emery LLP (law firm)
Number of Portfolios Overseen within Fund Complex:	32
Other Directorships Held Outside Fund Complex During Past 5 Years:

Boston Early Music Festival (non-profit)(2007-present); Amherst Early Music, Inc. (non-profit)(2009-present); Gotham Early Music Scene, Inc. (non-profit)(2009-present); Partnership for New York City, Inc. (non-profit)(1989-2010); New York Collegium (non-profit)(2004-2011); S’Cool Sounds, Inc. (non-profit)(2017-present)

Name:	Harris H. Rusitzky
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	84
Current Position(s) Held with Fund:	Director, Audit Committee Member, Governance & Nominating Committee
Member
Term of Office & Length of Time Served:	Indefinite – Since 1985
Principal Occupation(s) During Past 5 Years:	President (1994- present) - The Greening Group (business consultants); Partner (2006-present) - The Restaurant Group (restaurants)
Number of Portfolios Overseen within Fund Complex:	32
Other Directorships Held Outside Fund Complex During Past 5 Years:

Rochester Institute of Technology (university)(1972-present); Culinary Institute of America (non-profit college)(1985-present); George Eastman House (museum)(1988-present); National Restaurant Association (restaurant trade organization)(1978-present)

Name:	Chester N. Watson
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	69
Current Position(s) Held with Fund:	Director, Audit Committee Chairman, Governance & Nominating Committee Member
Term of Office & Length of Time Served:	Indefinite – Director, Audit Committee Member, Governance & Nominating Committee Member Since 2012; Audit Committee Chairman since 2013
Principal Occupation(s) During Past 5 Years:	General Auditor (2003-2011) - General Motors Company (auto manufacturer)
Number of Portfolios Overseen within Fund Complex:	32
Other Directorships Held Outside Fund Complex During Past 5 Years:	Rochester Institute of Technology (university)(2005-present); Town of Greenburgh, NY Planning Board (municipal government) (2015-2018)

Officers:

Name:	Elizabeth Craig
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	32
Current Position(s) Held with Fund:	Corporate Secretary
Term of Office[1] & Length of Time Served:	Since 2016
Principal Occupation(s) During Past 5 Years:

Fund Regulatory Administration Manager since 2018; Fund Administration Manager (2015-2018); Mutual Fund Compliance Specialist (2009-2015) - Manning & Napier Advisors, LLC; Assistant Corporate Secretary (2011-2016) - Manning & Napier Fund, Inc.

28

Overseas Series

Directors’ and Officers’ Information

(unaudited)

Officers: (continued)

Name:	Christine Glavin
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	53
Current Position(s) Held with Fund:	Principal Financial Officer, Chief Financial Officer
Term of Office[1] & Length of Time Served:	Principal Financial Officer since 2002; Chief Financial Officer since 2001
Principal Occupation(s) During Past 5 Years:

Director of Fund Reporting since 2011; Fund Reporting Manager (1997-2011) - Manning & Napier Advisors, LLC; Assistant Treasurer since 2008 - Exeter Trust Company; Chief Financial Officer (2017-2018) - Rainier Investment Management Mutual Funds, Inc.

Name:	Samantha Larew
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	39
Current Position(s) Held with Fund:	Chief Compliance Officer and Anti-Money Laundering Compliance Officer
Term of Office[1] & Length of Time Served:	Chief Compliance Officer since 2019; Anti-Money Laundering Compliance Officer since 2018
Principal Occupation(s) During Past 5 Years:

Co-Director of Compliance (since 2018); Compliance Communications Supervisor (2014-2018); Compliance Supervisor (2011-2014); Broker-Dealer Compliance Analyst (2010-2014) - Manning & Napier Advisors, LLC and affiliates; Broker-Dealer Chief Compliance Officer (since 2013) – Manning & Napier Investor Services, Inc.; Compliance Analyst (2007-2009) – Wall Street Financial Group; Compliance Specialist (2003-2007) – Manning & Napier Advisors, LLC and affiliates Holds one or more of the following titles for various affiliates: Assistant Corporate Secretary, Chief Compliance Officer

Name:	Scott Morabito
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	31
Current Position(s) Held with Fund:	Vice President
Term of Office[1] & Length of Time Served:	Vice President since 2019; Assistant Vice President (2017-2019)
Principal Occupation(s) During Past 5 Years:

Managing Director of Operations since 2019 and Director of Funds Group from 2017 - 2019; Fund Product and Strategy Manager (2014-2017); Senior Product and Strategy Analyst (2013-2014); Product and Strategy Analyst (2011-2013) - Manning & Napier Advisors, LLC; President, Director – Manning & Napier Investor Services, Inc. since 2018

Name:	Sarah Turner
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	37
Current Position(s) Held with Fund:	Chief Legal Officer; Assistant Corporate Secretary
Term of Office[1] & Length of Time Served:	Since 2018
Principal Occupation(s) During Past 5 Years:

General Counsel since 2018 - Manning & Napier Advisors, LLC and affiliates; Counsel (2017-2018) – Harter Secrest and Emery LLP; Legal Counsel (2010-2017) – Manning & Napier Advisors, LLC and affiliates Holds one or more of the following titles for various affiliates: Corporate Secretary, General Counsel

*Interested Director, within the meaning of the 1940 Act by reason of his positions with the Fund’s Advisor, Manning & Napier Advisors, LLC, and Distributor, Manning & Napier Investor Services, Inc.

1The term of office of all officers shall be one year and until their respective successors are chosen and qualified, or his or her earlier resignation or removal as provided in the Fund’s By-Laws.

29

Overseas Series

Literature Requests

(unaudited)

Proxy Voting Policies and Procedures

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, without charge, upon request:

By phone	1-800-466-3863
On the Securities and Exchange
Commission’s (SEC) web site	http://www.sec.gov

Proxy Voting Record

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30th is available, without charge, upon request:

By phone	1-800-466-3863
On the SEC’s web site	http://www.sec.gov

Quarterly Portfolio Holdings

The Series’ complete schedule of portfolio holdings for the 1st and 3rd quarters of each fiscal year are provided on Form N-PORT, and are available, without charge, upon request:

By phone	1-800-466-3863
On the SEC’s web site	http://www.sec.gov

Prospectus and Statement of Additional Information (SAI)

For more information about any of the Manning & Napier Fund, Inc. Series, you may obtain a prospectus and SAI at www.manning-napier.com or by calling (800) 466-3863. Before investing, carefully consider the objectives, risks, charges and expenses of the investment and read the prospectus carefully as it contains this and other information about the investment company. In addition, this information can be found on the SEC’s web site, http://www.sec.gov.

Additional information available at www.manning-napier.com

1. Fund Holdings - Month-End

2. Fund Holdings - Quarter-End

3. Shareholder Report - Annual

4. Shareholder Report - Semi-Annual

The Fund also offers electronic notification or “e-delivery” when certain documents are available on-line to be downloaded or reviewed. Direct shareholders can elect to receive electronic notification when shareholder reports, prospectus updates, and/or statements are available. If you do not currently have on-line access to your account, you can establish access by going to www.manning-napier.com, click on “Login” in the top corner of the page, and follow the prompts to self-enroll. Once enrolled, you can set your electronic notification preferences by clicking on the Account Options tab located within the green toolbar and then select E-Delivery Option. Should you have any questions on either how to establish on-line access or how to update your account settings, please contact Investor Services at 1-800-466-3863.

The Manning & Napier Fund, Inc. is managed by Manning & Napier Advisors, LLC. Manning & Napier Investor Services, Inc., an affiliate of Manning & Napier Advisors, LLC, is the distributor of the Fund shares.

MNOVS-10/19-AR

www.manning-napier.com

Manning & Napier Fund, Inc.

Pro-Blend® Conservative Term Series

Pro-Blend® Moderate Term Series

Pro-Blend® Extended Term Series

Pro-Blend® Maximum Term Series

Beginning on June 25, 2021, as permitted by Securities and Exchange Commission regulations, paper copies of the Series’ annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically by contacting your financial intermediary or, if you are a direct investor, by visiting www.manning-napier.com or calling 1-800-466-3863.

You may elect to receive all future annual and semi-annual reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with the Fund, you can inform the Fund that you wish to continue receiving paper copies of your shareholder reports by visiting www.manning-napier.com or calling 1-800-466-3863. Your election to receive reports in paper will apply to all funds held with your financial intermediary if you invest through a financial intermediary or all series of the Fund if you invest directly with the Fund.

Independent Perspective | Real-World Solutions

A Note from Our CEO

Dear Shareholder,

The investing world is constantly changing, yet investors’ needs and objectives remain substantially the same.

Whether you are an individual saver looking to ensure security in retirement, or an institutional investor with a fiduciary obligation to others, at the end of the day you look for a trusted partner to help you build, grow, and preserve wealth.

In order to do so successfully we recognize that, in the short-term, the world’s capital markets can be capricious and hard to predict.

Bubbles form, rise, and then pop. The hot stocks of today often become passing fads of tomorrow. Investor sentiment can swing wildly, whipsawing between exuberance one day and despondence the next.

As successful long-term investors, we are defined both by what we do as well as what we don’t do.

We don’t attempt to perfectly time every recession. We don’t jump on the latest trend. We don’t worry about capturing every market peak all across the globe.

On the other hand, we do maintain the rigorous disciplines we have developed over close to half a century. We are highly attentive to managing risk and protecting investors in down markets while participating fully in the opportunities our Research uncovers.

Our focus is on you, the shareholder, and helping you achieve your goals.

In the face of an uncertain world, we believe our investment philosophies, processes, and experience have stood the test of time and will do so in the future.

We appreciate your continued confidence in our approach.

Sincerely, Marc Mayer Chief Executive Officer

Corporate Headquarters | 290 Woodcliff Drive | Fairport, NY 14450 | (585) 325-6880 phone | (800) 551-0224 toll free | www.manning-napier.com

Fund Commentary

(unaudited)

Investment Objective

The Pro-Blend® Series are strategically allocated across stocks, bonds, and cash to balance growth, capital preservation, and income to fit a range of investor risk management priorities.

Performance Commentary

Global equity and fixed income markets posted strong positive returns for the twelve-month period ending October 31, 2019. Over the one year period, equities outperformed fixed income markets, and within stocks, US equities outperformed international markets. With respect to equities, large-cap stocks outperformed small-and mid-cap stocks, while growth stocks outperformed their value counterparts. On the fixed income side, corporate bonds experienced the highest returns from a sector perspective, while longer dated bonds were the highest returning segment of the market from a maturity perspective as a result of falling interest rates.

Each of the Pro-Blend Series Class S shares delivered positive returns over the period, and, with the exception of Moderate Term, outperformed their respective blended benchmarks.

Among the largest contributors to relative returns (i.e., returns compared to the benchmark) was stock selection in Materials, Health Care, Consumer Staples, Information Technology, and Real Estate, as well as from an overweight to Real Estate and underweight to Energy. Additionally, selection within Consumer Discretionary was a large contributor to outperformance for the Maximum Term Series. Underperformance for the Moderate Term Series was largely attributable to positioning within the fixed income portion of the portfolio when compared to the benchmark. Specifically, a shorter duration in a period where interest rates generally fell.

We believe the global economy is showing signs of moving into the later stages of the economic cycle. When this occurs, it is common to see strong stock market gains. While these rallies may give investors the feeling of missing out, it is exactly in these moments that risk management can be most valuable.

Given our outlook, the portfolios are focused on higher quality businesses and reasonably priced growth companies. We prefer businesses with strong management and solid balance sheets who have historically provided some degree of downside protection in adverse markets.

This view has led to meaningful positions in areas such as Consumer Staples and Health Care. In contrast, the portfolios are less exposed to sectors that are highly dependent on strong and above average economic growth such as Industrials and Energy. On the fixed income side, we are seeing opportunities in select corporate bonds and shorter duration, higher-quality securitized credit.

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than that quoted; investors can obtain the most recent month-end performance at www.manning-napier.com or by calling (800) 466-3863.

Commentary prepared using data provided by FactSet. Analysis Manning & Napier. Commentary presented is relative to each Series’ respective blended benchmark. Additional information and associated disclosures can be found on the Performance Update pages contained in this report.

All investments involve risks, including possible loss of principal. Because the fund invests in both stocks and bonds, the value of your investment will fluctuate in response to stock market movements and changes in interest rates. Investing in the fund will also involve a number of other risks, including issuer-specific risk, foreign investment risk, and small-cap/mid-cap risk. Investments in options and futures, like all derivatives, can be highly volatile and involve risks in addition to the risks of the underlying instrument on which the derivative is based, such as counterparty, correlation and liquidity risk. Also, the use of leverage increases exposure to the market and may magnify potential losses.

Performance Update as of October 31, 2019 - Pro-Blend® Conservative Term Series

(unaudited)

	AVERAGE ANNUAL TOTAL RETURNS AS OF OCTOBER 31, 2019
	ONE YEAR[1]	FIVE YEAR	TEN YEAR

Pro-Blend® Conservative Term Series - Class S2	10.40%	3.59%	5.23%

Pro-Blend® Conservative Term Series - Class I2	10.69%	3.79%	5.43%

Pro-Blend® Conservative Term Series - Class R2,3	10.12%	3.29%	4.94%

Pro-Blend® Conservative Term Series - Class L2,3	9.61%	2.76%	4.39%

Pro-Blend® Conservative Term Series - Class W2,4	11.01%	3.70%	5.29%

Bloomberg Barclays U.S. Intermediate Aggregate Bond Index[5]	8.83%	2.65%	3.13%

Conservative Term Composite Benchmark[6]	10.38%	4.57%	5.63%

The following graph compares the value of a $10,000 investment in the Pro-Blend® Conservative Term Series - Class S for the ten years ended October 31, 2019 to the Bloomberg Barclays U.S. Intermediate Aggregate Bond Index and Conservative Term Composite Benchmark.

1The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

2The Series’ performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. The Series’ performance is historical and may not be indicative of future results. The performance returns shown are inclusive of the net expense ratio of the Series. For the year ended October 31, 2019, this net expense ratio was 0.87% for Class S, 0.64% for Class I, 1.10% for Class R, 1.59% for Class L and 0.08% for Class W. The gross expense ratio, which does not account for any voluntary or contractual waivers currently in effect, was 0.87% for Class S, 0.64% for Class I, 1.10% for Class R, 1.59% for Class L and 0.48% for Class W for the year ended October 31, 2019.

3For periods through the inception of Class L on January 4, 2010 and Class R on June 30, 2010, the performance is hypothetical and is based on the historical performance of the Class S shares adjusted for the respective class’ charges and expenses.

4For periods through April 1, 2019 (the inception date of the Class W shares), performance for the Class W shares is based on the historical performance of the Class S shares. Because the Class W shares invest in the same portfolio of securities as the Class S shares, performance will be different only to the extent that the Class S shares have a higher expense ratio.

5The Bloomberg Barclays U.S Intermediate Aggregate Bond Index is an unmanaged, market-value weighted index of U.S. domestic investment-grade debt issues, including government, corporate, asset-backed and mortgage-backed securities, with maturities greater than one year but less than ten years. Index returns do not reflect any fees or expenses. Index returns provided by Interactive Data.

6The Conservative Term Composite Benchmark is a blend of the Russell 3000® Index (Russell 3000), MSCI ACWI ex USA Index (ACWIxUS), and Bloomberg Barclays U.S. Intermediate Aggregate Bond Index (BIAB) in the following weightings: 15% Russell 3000, 5% ACWIxUS, and 80% BIAB through 05/31/2012; and 22% Russell 3000, 8% ACWIxUS, and 70% BIAB beginning 06/01/2012. Russell 3000 is an unmanaged index that consists of 3,000 of the largest U.S. companies based on total market capitalization. Index returns are based on a market capitalization-weighted average of relative price changes of the component stocks plus dividends whose reinvestments are compounded daily. Index returns provided by Bloomberg. ACWIxUS is designed to measure large and mid-cap representation across 22 of 23 Developed Markets countries (excluding the U.S.) and 26 Emerging Markets countries. The Index is denominated in U.S. dollars. The Index returns are net of withholding taxes. They

Performance Update as of October 31, 2019 - Pro-Blend® Conservative Term Series

(unaudited)

assume daily reinvestment of net dividends thus accounting for any applicable dividend taxation. Index returns provided by Bloomberg. BIAB is an unmanaged, market value-weighted index of U.S. domestic investment-grade debt issues, including government, corporate, asset-backed, and mortgage-backed securities with maturities of greater than one year but less than ten years. Index returns provided by Interactive Data. The returns of the indices do not reflect any fees or expenses. Returns provided are calculated monthly using a blended allocation. Because the fund’s asset allocation will vary over time, the composition of the fund’s portfolio may not match the composition of the Conservative Term Composite Benchmark.

Shareholder Expense Example - Pro-Blend® Conservative Term Series

(unaudited)

As a shareholder of the Series, you incur ongoing costs, including management fees, shareholder service fees and other Series expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Series and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested in each class at the beginning of the period and held for the entire period (May 1, 2019 to October 31, 2019).

Actual Expenses

The Actual lines of the table below provide information about actual account values and actual expenses. You may use the information in these lines, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the Actual line for the Class in which you have invested under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The Hypothetical lines of each class in the table below provide information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid during the period. You may use this information to compare the ongoing costs of investing in a class of the Series and other funds. To do so, compare this 5% hypothetical example for the Class in which you have invested with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs such as sales charges (loads), redemption fees, or exchange fees that you may incur in other mutual funds. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	BEGINNING ACCOUNT VALUE 5/1/19	ENDING ACCOUNT VALUE 10/31/19	EXPENSES PAID DURING PERIOD 5/1/19-10/31/19[1]	ANNUALIZED EXPENSE RATIO

Class S

Actual	$1,000.00	$1,043.70	$4.43	0.86%

Hypothetical (5% return before expenses)	$1,000.00	$1,020.87	$4.38	0.86%

Class I

Actual	$1,000.00	$1,044.20	$3.25	0.63%

Hypothetical (5% return before expenses)	$1,000.00	$1,022.03	$3.21	0.63%
Class R

Actual	$1,000.00	$1,041.70	$5.40	1.05%

Hypothetical (5% return before expenses)	$1,000.00	$1,019.91	$5.35	1.05%
Class L

Actual	$1,000.00	$1,038.90	$7.91	1.54%

Hypothetical (5% return before expenses)	$1,000.00	$1,017.44	$7.83	1.54%
Class W

Actual	$1,000.00	$1,047.90	$0.41	0.08%

Hypothetical (5% return before expenses)	$1,000.00	$1,024.80	$0.41	0.08%

Shareholder Expense Example - Pro-Blend® Conservative Term Series

(unaudited)

1Expenses are equal to the Class’ annualized expense ratio (for the six-month period), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Expenses are based on the most recent fiscal half year; therefore, the expense ratios stated above may differ from the expense ratios stated in the financial highlights, which are based on one-year data. The Class’ total return would have been lower had certain expenses not been waived during the period.

Portfolio Composition - Pro-Blend® Conservative Term Series

As of October 31, 2019 (unaudited)

Sector Allocation[5]

Financials	7.6%
Communication Services	6.8%
Energy	4.9%
Health Care	4.9%
Consumer Discretionary	4.8%
Real Estate	4.8%
Information Technology	4.1%
Industrials	3.6%
Consumer Staples	3.5%
Materials	1.3%
Utilities	0.2%

[5]Including common stocks and corporate bonds, as a percentage of total investments.

Top Five Stock Holdings[6]

Johnson & Johnson	0.8%
Medtronic plc	0.8%
Microsoft Corp.	0.7%
Mastercard, Inc. - Class A	0.6%
Visa, Inc. - Class A	0.6%

6As a percentage of total investments.

Top Five Bond Holdings[7]

U.S. Treasury Inflation Indexed Note, 0.125%, 4/15/2020	4.0%
U.S. Treasury Note, 1.625%, 5/15/2026	3.0%
U.S. Treasury Note, 2.50%, 8/15/2023	3.0%
U.S. Treasury Note, 2.50%, 5/15/2024	3.0%
U.S. Treasury Note, 2.125%, 5/15/2025	3.0%

7As a percentage of total investments.

Investment Portfolio - October 31, 2019

PRO-BLEND® CONSERVATIVE TERM SERIES
	SHARES	VALUE (NOTE 2)

COMMON STOCKS - 26.4%

Communication Services - 2.9%
Diversified Telecommunication Services - 0.1%
AT&T, Inc.	14,790	$569,268
Verizon Communications, Inc.	14,370	868,954

		1,438,222

Entertainment - 1.3%
Activision Blizzard, Inc.[1]	62,530	3,503,556
Electronic Arts, Inc.*[1]	25,200	2,429,280
Nexon Co. Ltd. (Japan)*	265,300	3,074,362
Sea Ltd. - ADR (Taiwan)*[1]	69,280	2,061,773
The Walt Disney Co.	3,770	489,798

		11,558,769

Interactive Media & Services - 1.3%
Alphabet, Inc. - Class A*	2,025	2,549,070
Alphabet, Inc. - Class C*	2,030	2,558,023
Facebook, Inc. - Class A*	17,060	3,269,549
Tencent Holdings Ltd. - Class H (China)	81,400	3,301,821

		11,678,463

Media - 0.2%
Quebecor, Inc. - Class B (Canada)	35,310	820,888
Shaw Communications, Inc. - Class B (Canada)	40,835	833,380

		1,654,268

Total Communication Services		26,329,722

Consumer Discretionary - 2.2%
Automobiles - 0.0%##
Honda Motor Co. Ltd. - ADR (Japan)	16,763	452,098

Distributors - 0.1%
Genuine Parts Co.	6,465	663,180

Hotels, Restaurants & Leisure - 0.0%##
Hilton Worldwide Holdings, Inc.	1,515	146,894
McDonald’s Corp.	1,115	219,320

		366,214

Household Durables - 0.4%
Sony Corp. - ADR (Japan)	58,870	3,581,062

Internet & Direct Marketing Retail - 0.5%
Amazon.com, Inc.*	1,770	3,144,688
Booking Holdings, Inc.*	870	1,782,430

		4,927,118

Multiline Retail - 0.2%
B&M European Value Retail S.A. (United Kingdom)	61,690	295,952
Dollar General Corp.	4,409	706,939

	SHARES	VALUE (NOTE 2)

COMMON STOCKS (continued)

Consumer Discretionary (continued)
Multiline Retail (continued)
Target Corp.	4,245	$453,833

		1,456,724

Specialty Retail - 0.5%
The Home Depot, Inc.	5,840	1,369,947
Industria de Diseno Textil S.A. (Spain)	100,695	3,137,738
O’Reilly Automotive, Inc.*	881	383,684

		4,891,369

Textiles, Apparel & Luxury Goods - 0.5%
lululemon athletica, Inc.*	18,570	3,793,294
VF Corp.	4,133	340,105

		4,133,399

Total Consumer Discretionary		20,471,164

Consumer Staples - 3.3%
Beverages - 1.5%
Ambev S.A. - ADR (Brazil)	166,325	716,860
Anheuser-Busch InBev S.A./N.V. (Belgium)	37,825	3,053,137
The Coca-Cola Co.	65,615	3,571,424
Diageo plc (United Kingdom)	46,306	1,895,355
PepsiCo, Inc.	32,825	4,502,605

		13,739,381

Food & Staples Retailing - 0.2%
Walgreens Boots Alliance, Inc.	8,091	443,225
Walmart, Inc.	13,766	1,614,201

		2,057,426

Food Products - 0.9%
J&J Snack Foods Corp.	2,932	559,308
Mondelez International, Inc. - Class A	83,351	4,371,760
Nestle S.A. (Switzerland)	32,550	3,482,243

		8,413,311

Household Products - 0.3%
Colgate-Palmolive Co.	14,536	997,170
Kimberly-Clark Corp.	2,957	392,926
The Procter & Gamble Co.	5,560	692,276

		2,082,372

Personal Products - 0.4%
Unilever plc - ADR (United Kingdom)	61,915	3,721,711

Total Consumer Staples		30,014,201

The accompanying notes are an integral part of the financial statements.

Investment Portfolio - October 31, 2019

PRO-BLEND® CONSERVATIVE TERM SERIES
	SHARES	VALUE (NOTE 2)

COMMON STOCKS (continued)

Energy - 1.2%
Energy Equipment & Services - 0.4%
Halliburton Co.	88,090	$1,695,732
Schlumberger Ltd.	35,130	1,148,400
Transocean Ltd.*	82,610	392,398

		3,236,530

Oil, Gas & Consumable Fuels - 0.8%
BP plc - ADR (United Kingdom)	11,244	426,259
Chevron Corp.	15,435	1,792,621
China Petroleum & Chemical Corp. - ADR (China)	10,382	586,479
ConocoPhillips	4,105	226,596
Equinor ASA - ADR (Norway)	19,974	369,719
Exxon Mobil Corp.	19,228	1,299,236
Marathon Petroleum Corp.	7,828	500,601
Occidental Petroleum Corp.	11,730	475,065
Petroleo Brasileiro S.A. - ADR (Brazil)	35,369	533,718
Royal Dutch Shell plc - Class B - ADR (Netherlands)	2,485	144,851
TOTAL S.A. - ADR (France)	11,736	617,666
Valero Energy Corp.	4,381	424,869

		7,397,680

Total Energy		10,634,210

Financials - 3.3%
Banks - 1.2%
Bank of America Corp.	82,813	2,589,562
Citigroup, Inc.	25,944	1,864,336
JPMorgan Chase & Co.	26,469	3,306,507
KeyCorp	13,023	234,023
The PNC Financial Services Group, Inc.	2,019	296,187
Regions Financial Corp.	13,670	220,087
U.S. Bancorp	11,608	661,888
Wells Fargo & Co.	38,144	1,969,375

		11,141,965

Capital Markets - 1.3%
Ares Management Corp. - Class A	14,065	415,903
BlackRock, Inc.	2,895	1,336,621
The Blackstone Group, Inc. - Class A	9,740	517,778
Cboe Global Markets, Inc.[1]	15,630	1,799,794
CME Group, Inc.	8,730	1,796,197
The Goldman Sachs Group, Inc.	1,090	232,584
Intercontinental Exchange, Inc.	20,730	1,955,254
Moody’s Corp.	8,745	1,929,934
Morgan Stanley	2,665	122,723

	SHARES	VALUE (NOTE 2)

COMMON STOCKS (continued)

Financials (continued)
Capital Markets (continued)
S&P Global, Inc.	7,680	$1,981,363

		12,088,151

Diversified Financial Services - 0.5%
Berkshire Hathaway, Inc. - Class B*	20,835	4,429,104

Insurance - 0.3%
The Allstate Corp.	3,280	349,059
American International Group, Inc.	6,010	318,291
Arthur J. Gallagher & Co.	5,460	498,061
Assurant, Inc.	2,100	264,748
Chubb Ltd.	2,503	381,507
Fidelity National Financial, Inc.	5,395	247,307
Lincoln National Corp.	3,505	197,962
Principal Financial Group, Inc.	3,896	207,968

		2,464,903

Total Financials		30,124,123

Health Care - 4.3%
Biotechnology - 0.9%
AbbVie, Inc.	10,180	809,819
Amgen, Inc.	4,450	948,962
BioMarin Pharmaceutical, Inc.*	28,160	2,061,594
Gilead Sciences, Inc	9,956	634,297
Incyte Corp.*	13,170	1,105,226
Seattle Genetics, Inc.*	14,230	1,528,302
Vertex Pharmaceuticals, Inc.*	6,010	1,174,835

		8,263,035

Health Care Equipment & Supplies - 1.0%
Alcon, Inc. (Switzerland)*	27,893	1,653,218
Medtronic plc	65,995	7,186,856

		8,840,074

Health Care Providers & Services - 0.1%
CVS Health Corp.	9,438	626,589

Pharmaceuticals - 2.3%
Bristol-Myers Squibb Co.[1]	18,492	1,060,886
GlaxoSmithKline plc (United Kingdom)	11,075	253,673
Johnson & Johnson	54,891	7,247,808
Merck & Co., Inc.	26,893	2,330,547
Merck KGaA (Germany)	31,150	3,715,153
Novartis AG - ADR (Switzerland)	56,360	4,928,118
Pfizer, Inc.	43,135	1,655,090

The accompanying notes are an integral part of the financial statements.

Investment Portfolio - October 31, 2019

PRO-BLEND® CONSERVATIVE TERM SERIES		VALUE
	SHARES	(NOTE 2)

COMMON STOCKS (continued)

Health Care (continued)
Pharmaceuticals (continued)
Sanofi (France)	4,233	$390,228

		21,581,503

Total Health Care		39,311,201

Industrials - 1.3%
Aerospace & Defense - 0.3%
The Boeing Co.	3,225	1,096,211
Lockheed Martin Corp.	1,838	692,338
United Technologies Corp.	6,291	903,262

		2,691,811

Air Freight & Logistics - 0.1%
United Parcel Service, Inc. - Class B	12,020	1,384,343

Airlines - 0.0%##
Delta Air Lines, Inc.	3,940	217,015

Building Products - 0.1%
Johnson Controls International plc	16,810	728,377

Commercial Services & Supplies - 0.2%
Covanta Holding Corp.	29,245	422,298
Republic Services, Inc.	6,085	532,498
Waste Management, Inc.	9,401	1,054,886

		2,009,682

Electrical Equipment - 0.1%
Eaton Corp. plc	4,321	376,402
Emerson Electric Co.	6,331	444,120

		820,522

Industrial Conglomerates - 0.2%
3M Co.	4,601	759,119
Honeywell International, Inc.	4,593	793,349

		1,552,468

Machinery - 0.1%
Caterpillar, Inc.	4,149	571,732
Illinois Tool Works, Inc.	2,586	435,948

		1,007,680

Road & Rail - 0.2%
Kansas City Southern	4,844	681,938
Union Pacific Corp.	4,742	784,611

		1,466,549

Total Industrials		11,878,447

Information Technology - 4.1%
Communications Equipment - 0.1%
Cisco Systems, Inc.	21,490	1,020,990

		VALUE
	SHARES	(NOTE 2)

COMMON STOCKS (continued)

Information Technology (continued)
Electronic Equipment, Instruments & Components - 0.1%
Cognex Corp.	17,385	$895,154

IT Services - 1.7%
International Business Machines Corp.	6,072	812,009
InterXion Holding N.V. (Netherlands)*	44,910	3,961,960
Mastercard, Inc. - Class A	20,210	5,594,330
Visa, Inc. - Class A1	28,235	5,050,112

		15,418,411

Semiconductors & Semiconductor Equipment - 1.2%
Broadcom, Inc.	2,571	752,918
Intel Corp.	46,248	2,614,399
Micron Technology, Inc.*	101,880	4,844,394
NVIDIA Corp.	9,715	1,952,909
Texas Instruments, Inc.	6,488	765,519

		10,930,139

Software - 1.0%
Microsoft Corp.	41,955	6,015,088
ServiceNow, Inc.*[1]	12,240	3,026,462

		9,041,550

Total Information Technology		37,306,244

Materials - 0.4%
Chemicals - 0.2%
Dow, Inc.	8,820	445,322
FMC Corp.	5,155	471,682
RPM International, Inc.	8,500	615,655

		1,532,659

Containers & Packaging - 0.1%
Graphic Packaging Holding Co.	43,591	682,635
Sealed Air Corp.	12,205	509,803

		1,192,438

Metals & Mining - 0.1%
BHP Group Ltd. - ADR (Australia)	13,649	667,573
Rio Tinto plc - ADR (Australia)	10,425	542,204

		1,209,777

Total Materials		3,934,874

Real Estate - 3.2%
Equity Real Estate Investment Trusts (REITS) - 3.2%
Acadia Realty Trust	3,435	96,110
Agree Realty Corp.	2,150	169,354
Alexandria Real Estate Equities, Inc.	770	122,237

The accompanying notes are an integral part of the financial statements.

Investment Portfolio - October 31, 2019

PRO-BLEND® CONSERVATIVE TERM SERIES		VALUE
	SHARES	(NOTE 2)

COMMON STOCKS (continued)

Real Estate (continued)
Equity Real Estate Investment Trusts (REITS) (continued)
American Campus Communities, Inc.	5,700	$284,886
American Homes 4 Rent - Class A	19,370	512,724
American Tower Corp.	7,920	1,727,194
Americold Realty Trust	10,650	426,958
Apartment Investment & Management Co. - Class A	9,252	507,750
AvalonBay Communities, Inc.	4,935	1,074,152
Boston Properties, Inc.	2,896	397,331
Brandywine Realty Trust	27,195	415,540
Camden Property Trust	3,355	383,711
Community Healthcare Trust, Inc.	13,692	662,967
Cousins Properties, Inc.	17,646	708,134
Crown Castle International Corp.	5,428	753,352
CubeSmart	3,030	96,051
Digital Realty Trust, Inc.	2,840	360,794
Douglas Emmett, Inc.	7,525	325,983
Equinix, Inc.	7,645	4,333,033
Equity LifeStyle Properties, Inc.	4,350	304,239
Equity Residential	5,810	515,115
Essential Properties Realty Trust, Inc.	12,607	323,496
Essex Property Trust, Inc.	1,259	411,857
Extra Space Storage, Inc.	1,110	124,620
Federal Realty Investment Trust	775	105,408
First Industrial Realty Trust, Inc.	5,085	214,129
Getty Realty Corp.	6,000	201,240
Healthcare Realty Trust, Inc.	16,550	575,444
Healthcare Trust of America, Inc. - Class A	11,975	371,225
Healthpeak Properties, Inc.	13,535	509,187
Hibernia REIT plc (Ireland)	105,835	164,781
Host Hotels & Resorts, Inc.	11,150	182,748
Independence Realty Trust, Inc.	38,675	595,595
Invitation Homes, Inc.	21,450	660,446
Jernigan Capital, Inc.	21,250	403,538
Kilroy Realty Corp.	1,331	111,711
Lexington Realty Trust	13,005	141,494
Liberty Property Trust	5,255	310,413
Life Storage, Inc.	1,495	162,835
Mid-America Apartment Communities, Inc.	1,605	223,079
National Retail Properties, Inc.	5,600	329,896
National Storage Affiliates Trust	5,490	187,593
Omega Healthcare Investors, Inc.	5,305	233,632
Physicians Realty Trust	32,350	603,974

	SHARES/
	PRINCIPAL AMOUNT[2]	VALUE (NOTE 2)

COMMON STOCKS (continued)

Real Estate (continued)
Equity Real Estate Investment Trusts (REITS) (continued)
Plymouth Industrial REIT, Inc.	16,859	$317,961
Prologis, Inc.	12,340	1,082,958
Public Storage	2,125	473,578
Realty Income Corp.	1,640	134,136
SBA Communications Corp.	7,290	1,754,338
Simon Property Group, Inc.	4,885	736,072
STAG Industrial, Inc.	15,820	491,053
STORE Capital Corp.	4,710	190,755
Sun Communities, Inc.	2,965	482,257
Sunstone Hotel Investors, Inc.	9,220	124,562
UDR, Inc.	7,858	394,864
UMH Properties, Inc.	7,070	105,555
Urban Edge Properties	13,135	277,280
Ventas, Inc.	5,717	372,177
VEREIT, Inc.	35,665	350,944
Vornado Realty Trust	2,025	132,901
Weingarten Realty Investors	8,610	273,195
Welltower, Inc.	5,279	478,753

Total Real Estate		29,499,295

Utilities - 0.2%
Electric Utilities - 0.0%##
Exelon Corp.	7,455	339,128

Independent Power and Renewable Electricity Producers - 0.1%
Boralex, Inc. - Class A (Canada)	14,085	233,128
Innergex Renewable Energy, Inc. (Canada)	23,430	292,453
Northland Power, Inc. (Canada)	14,100	281,550
Pattern Energy Group, Inc. - Class A	9,091	254,821

		1,061,952

Multi-Utilities - 0.1%
CMS Energy Corp.[1]	10,611	678,255

Total Utilities		2,079,335

TOTAL COMMON STOCKS (Identified Cost $203,636,364)		241,582,816

CORPORATE BONDS - 20.2%

Non-Convertible Corporate Bonds - 20.2%
Communication Services - 4.0%
Diversified Telecommunication Services - 2.0%
AT&T, Inc., 4.25%, 3/1/2027	6,620,000	7,270,783
CenturyLink, Inc., 5.625%, 4/1/2020	85,000	86,062

The accompanying notes are an integral part of the financial statements.

Investment Portfolio - October 31, 2019

PRO-BLEND® CONSERVATIVE
TERM SERIES	PRINCIPAL AMOUNT[2]	VALUE (NOTE 2)

CORPORATE BONDS (continued)

Non-Convertible Corporate Bonds (continued)
Communication Services (continued)
Diversified Telecommunication Services (continued)
Verizon Communications, Inc., 5.25%, 3/16/2037	8,320,000	$10,479,690

		17,836,535

Interactive Media & Services - 0.6%
Tencent Holdings Ltd. (China)[3], 3.975%, 4/11/2029	4,790,000	5,155,092

Media - 1.4%
Cablevision Systems Corp., 8.00%, 4/15/2020	85,000	87,125
Comcast Corp., 3.25%, 11/1/2039	5,180,000	5,251,567
Diamond Sports Group LLC - Diamond Sports Finance Co.[3], 6.625%, 8/15/2027	130,000	133,900
Discovery Communications LLC, 5.20%, 9/20/2047	6,640,000	7,261,212
Entercom Media Corp.[3], 7.25%, 11/1/2024	45,000	46,912
Townsquare Media, Inc.[3], 6.50%, 4/1/2023	90,000	89,100

		12,869,816

Wireless Telecommunication Services - 0.0%##
Sprint Communications, Inc., 7.00%, 8/15/2020	205,000	211,185
Sprint Corp., 7.25%, 9/15/2021	85,000	90,700
Sprint Corp., 7.125%, 6/15/2024	85,000	92,225

		394,110

Total Communication Services		36,255,553

Consumer Discretionary - 2.6%
Auto Components - 0.0%##
American Axle & Manufacturing, Inc., 6.25%, 4/1/2025	45,000	43,369
Techniplas LLC[3], 10.00%, 5/1/2020	110,000	92,950

		136,319

Automobiles - 0.7%
General Motors Financial Co., Inc., 3.15%, 1/15/2020	6,700,000	6,709,058

Diversified Consumer Services - 0.0%##
GEMS MENASA Cayman Ltd. - GEMS Education Delaware LLC (United Arab Emirates)[3], 7.125%, 7/31/2026	140,000	145,075

Household Durables - 0.1%
Ashton Woods USA LLC - Ashton Woods Finance Co.[3], 6.75%, 8/1/2025	90,000	90,450

	PRINCIPAL AMOUNT[2]	VALUE (NOTE 2)

CORPORATE BONDS (continued)

Non-Convertible Corporate Bonds (continued)
Consumer Discretionary (continued)
Household Durables (continued)
LGI Homes, Inc.3, 6.875%, 7/15/2026	175,000	$181,125
Weekley Homes LLC - Weekley Finance Corp., 6.625%, 8/15/2025	180,000	182,700

		454,275

Internet & Direct Marketing Retail - 1.8%
Alibaba Group Holding Ltd. (China), 3.40%, 12/6/2027 5,140,000		5,338,720
Booking Holdings, Inc., 3.60%, 6/1/2026	10,080,000	10,913,187
Photo Holdings Merger Sub, Inc.[3], 8.50%, 10/1/2026	135,000	118,818

		16,370,725

Specialty Retail - 0.0%##
Foxtrot Escrow Issuer LLC - Foxtrot Escrow Corp.[3], 12.25%, 11/15/2026 130,000		130,663
Staples, Inc.[3], 7.50%, 4/15/2026	135,000	140,427

		271,090

Total Consumer Discretionary		24,086,542

Consumer Staples - 0.2%
Beverages - 0.2%
Constellation Brands, Inc., 2.00%, 11/7/2019	2,000,000	1,999,953

Food & Staples Retailing - 0.0%##
KeHE Distributors LLC - KeHE
Finance Corp.[3], 8.625%, 10/15/2026	125,000	128,203

Total Consumer Staples		2,128,156

Energy - 3.8%
Energy Equipment & Services - 0.0%##
Nabors Industries, Inc., 5.50%, 1/15/2023	90,000	76,050
Shelf Drilling Holdings Ltd. (United
Arab Emirates)[3], 8.25%, 2/15/2025	90,000	75,600

		151,650

Oil, Gas & Consumable Fuels - 3.8%
Antero Midstream Partners LP - Antero Midstream Finance Corp.[3], 5.75%, 3/1/2027	90,000	66,937
Antero Midstream Partners LP - Antero Midstream Finance Corp.[3], 5.75%, 1/15/2028	90,000	67,950

The accompanying notes are an integral part of the financial statements.

Investment Portfolio - October 31, 2019

PRO-BLEND® CONSERVATIVE
TERM SERIES	PRINCIPAL AMOUNT[2]	VALUE (NOTE 2)

CORPORATE BONDS (continued)

Non-Convertible Corporate Bonds (continued)
Energy (continued)
Oil, Gas & Consumable Fuels (continued)
Bruin E&P Partners LLC[3], 8.875%, 8/1/2023	90,000	$59,400
Calumet Specialty Products Partners LP - Calumet Finance Corp.[3], 11.00%, 4/15/2025	135,000	135,338
Energy Transfer Operating LP, 6.50%, 2/1/2042	4,570,000	5,473,502
Jonah Energy LLC - Jonah Energy Finance Corp.[3], 7.25%, 10/15/2025	180,000	50,400
Kinder Morgan Energy Partners LP, 6.95%, 1/15/2038	5,550,000	7,174,610
Kinder Morgan, Inc., 3.05%, 12/1/2019	6,670,000	6,674,551
Lonestar Resources America, Inc.[3], 11.25%, 1/1/2023	90,000	63,000
Moss Creek Resources Holdings, Inc.[3], 10.50%, 5/15/2027	30,000	23,175
NuStar Logistics LP, 6.75%, 2/1/2021	85,000	88,075
Rockies Express Pipeline LLC[3], 5.625%, 4/15/2020	130,000	132,184
Sabine Pass Liquefaction LLC, 5.875%, 6/30/2026	7,640,000	8,772,642
Southwestern Energy Co.[4], 6.20%, 1/23/2025	90,000	79,200
W&T Offshore, Inc.[3], 9.75%, 11/1/2023	45,000	42,188
The Williams Companies, Inc., 3.75%, 6/15/2027	5,150,000	5,369,619

		34,272,771

Total Energy		34,424,421

Financials - 4.3%
Banks - 3.8%
Bank of America Corp., 4.00%, 1/22/2025	10,060,000	10,730,188
Citigroup, Inc., 8.125%, 7/15/2039	3,240,000	5,330,021
Credit Suisse AG (Switzerland), 5.40%, 1/14/2020	6,550,000	6,592,444
JPMorgan Chase & Co.[5], (3 mo. LIBOR US + 1.000%), 4.023%, 12/5/2024	4,560,000	4,869,158
Santander Holdings USA, Inc., 4.50%, 7/17/2025	6,590,000	7,101,374

		34,623,185

	PRINCIPAL AMOUNT[2]	VALUE (NOTE 2)

CORPORATE BONDS (continued)

Non-Convertible Corporate Bonds (continued)
Financials (continued)
Capital Markets - 0.4%
AG Merger Sub II, Inc.[3], 10.75%, 8/1/2027	90,000	$89,100
Donnelley Financial Solutions, Inc., 8.25%, 10/15/2024	175,000	182,000
The Goldman Sachs Group, Inc., 4.25%, 10/21/2025	3,180,000	3,425,340

		3,696,440

Consumer Finance - 0.0%##
Navient Corp., 5.00%, 10/26/2020	135,000	137,491
SLM Corp., 5.125%, 4/5/2022	175,000	180,688

		318,179

Diversified Financial Services - 0.1%
Fidelity & Guaranty Life Holdings, Inc.[3], 5.50%, 5/1/2025	85,000	90,738
Global Aircraft Leasing Co. Ltd. (Cayman Islands)[3,6], 6.50%, 9/15/2024	135,000	138,166
VistaJet Malta Finance plc - XO Management Holding, Inc. (Switzerland)[3], 10.50%, 6/1/2024	135,000	131,288

		360,192

Thrifts & Mortgage Finance - 0.0%##
Acrisure LLC - Acrisure Finance, Inc.[3], 7.00%, 11/15/2025	150,000	137,249
Radian Group, Inc., 4.875%, 3/15/2027	180,000	186,750

		323,999

Total Financials		39,321,995

Health Care - 0.6%
Health Care Providers & Services - 0.6%
HCA, Inc., 4.125%, 6/15/2029	5,100,000	5,402,965

Industrials - 2.3%
Commercial Services & Supplies - 0.1%
The ADT Security Corp., 6.25%, 10/15/2021	85,000	90,631
Prime Security Services Borrower LLC - Prime Finance, Inc.[3], 5.75%, 4/15/2026	85,000	87,100
Stericycle, Inc.[3], 5.375%, 7/15/2024	180,000	187,200

		364,931

Construction & Engineering - 0.0%##
HC2 Holdings, Inc.[3], 11.50%, 12/1/2021	45,000	41,006

The accompanying notes are an integral part of the financial statements.

Investment Portfolio - October 31, 2019

PRO-BLEND® CONSERVATIVE
TERM SERIES	PRINCIPAL AMOUNT[2]	VALUE (NOTE 2)

CORPORATE BONDS (continued)

Non-Convertible Corporate Bonds (continued)
Industrials (continued)
Construction & Engineering (continued)
Tutor Perini Corp.[3], 6.875%, 5/1/2025	180,000	$179,523

		220,529

Industrial Conglomerates - 0.6%
General Electric Co.[5,7], (3 mo. LIBOR US + 3.330%), 5.00%	5,550,000	5,348,812

Marine - 0.1%
American Tanker, Inc. (Norway)[3], 9.25%, 2/22/2022	225,000	226,262
Borealis Finance LLC[3], 7.50%, 11/16/2022	190,000	178,600
Global Ship Lease, Inc. (United Kingdom)[3], 9.875%, 11/15/2022	200,000	207,500

		612,362

Trading Companies & Distributors - 1.5%
AerCap Ireland Capital DAC - AerCap Global Aviation Trust (Ireland), 4.45%, 10/1/2025	6,440,000	6,987,903
Air Lease Corp., 3.625%, 4/1/2027	6,600,000	6,884,908
Fortress Transportation & Infrastructure Investors LLC[3], 6.50%, 10/1/2025	135,000	136,350

		14,009,161

Total Industrials		20,555,795

Information Technology - 0.0%##

Communications Equipment - 0.0%##
Hughes Satellite Systems Corp., 5.25%, 8/1/2026	170,000	182,113

Materials - 0.8%

Chemicals - 0.0%##
CF Industries, Inc., 7.125%, 5/1/2020	85,000	87,043
Olin Corp., 5.625%, 8/1/2029	90,000	93,444

		180,487

Containers & Packaging - 0.0%##
ARD Securities Finance S.A.R.L (Luxembourg)[3,6], 8.75%, 1/31/2023	52,187	54,275
Berry Global, Inc.[3], 4.50%, 2/15/2026	65,000	65,406
Mauser Packaging Solutions Holding Co.[3], 7.25%, 4/15/2025	95,000	90,844

		210,525

	PRINCIPAL AMOUNT2 / SHARES	VALUE (NOTE 2)

CORPORATE BONDS (continued)

Non-Convertible Corporate Bonds (continued)

Materials (continued)

Metals & Mining - 0.8%
Infrabuild Australia Pty Ltd. (Australia)[3], 12.00%, 10/1/2024	135,000	$137,581
Mountain Province Diamonds, Inc. (Canada)[3], 8.00%, 12/15/2022	180,000	174,600
Northwest Acquisitions ULC - Dominion Finco, Inc.[3], 7.125%, 11/1/2022	180,000	90,000
Southern Copper Corp. (Peru), 5.375%, 4/16/2020	6,740,000	6,823,149
SunCoke Energy Partners LP - SunCoke Energy Partners Finance Corp.[3], 7.50%, 6/15/2025	45,000	38,250

		7,263,580

Total Materials		7,654,592

Real Estate - 1.6%

Equity Real Estate Investment Trusts (REITS) - 1.6%
American Tower Corp., 3.80%, 8/15/2029	6,410,000	6,852,501
Crown Castle International Corp., 3.10%, 11/15/2029	6,780,000	6,889,476
GTP Acquisition Partners I LLC[3], 2.35%, 6/15/2020	945,000	945,330

		14,687,307

Real Estate Management & Development - 0.0%##
Five Point Operating Co. LP - Five Point Capital Corp.[3], 7.875%, 11/15/2025	135,000	127,598
Forestar Group, Inc.[3], 8.00%, 4/15/2024	85,000	91,375

		218,973

Total Real Estate		14,906,280

TOTAL CORPORATE BONDS
(Identified Cost $177,718,518)		184,918,412

MUTUAL FUNDS - 0.4%
iShares Russell 1000 Value ETF	15,780	2,052,504
Schwab U.S. Dividend Equity ETF	26,461	1,469,115

TOTAL MUTUAL FUNDS
(Identified Cost $3,395,953)		3,521,619

The accompanying notes are an integral part of the financial statements.

Investment Portfolio - October 31, 2019

PRO-BLEND® CONSERVATIVE
TERM SERIES	PRINCIPAL AMOUNT[2]	VALUE (NOTE 2)

U.S. TREASURY SECURITIES - 21.5%

U.S. Treasury Bonds - 1.5%
U.S. Treasury Bond, 3.00%, 5/15/2047	7,645,000	$8,951,817
U.S. Treasury Inflation Indexed Bond, 0.75%, 2/15/2042	4,853,424	5,099,916

Total U.S. Treasury Bonds
(Identified Cost $13,641,527)		14,051,733

U.S. Treasury Notes - 20.0%
U.S. Treasury Inflation Indexed Note, 0.125%, 4/15/2020	36,867,128	36,669,831
U.S. Treasury Inflation Indexed Note, 0.50%, 4/15/2024	17,725,581	17,958,612
U.S. Treasury Note, 2.625%, 5/15/2021	17,785,000	18,062,891
U.S. Treasury Note, 2.50%, 8/15/2023	26,540,000	27,485,488
U.S. Treasury Note, 2.50%, 5/15/2024	26,140,000	27,242,781
U.S. Treasury Note, 2.125%, 5/15/2025	26,365,000	27,136,382
U.S. Treasury Note, 1.625%, 5/15/2026	27,785,000	27,829,499

Total U.S. Treasury Notes
(Identified Cost $179,503,338)		182,385,484

TOTAL U.S. TREASURY SECURITIES
(Identified Cost $193,144,865)		196,437,217

ASSET-BACKED SECURITIES - 6.2%

CarMax Auto Owner Trust, Series 2017-3, Class A3, 1.97%, 4/15/2022	1,613,153	1,612,780
Cazenovia Creek Funding I LLC, Series 2015-1A, Class A3, 2.00%, 12/10/2023	13,919	13,912
Cazenovia Creek Funding II LLC, Series 2018-1A, Class A3, 3.561%, 7/15/2030	1,346,738	1,356,517
Chesapeake Funding II LLC, Series 2017-2A, Class A1 (Canada)[3], 1.99%, 5/15/2029	3,735,757	3,734,598
Chesapeake Funding II LLC, Series 2017-4A, Class A1 (Canada)[3], 2.12%, 11/15/2029	1,216,837	1,216,854
Commonbond Student Loan Trust, Series 2019-AGS, Class A1[3], 2.54%, 1/25/2047	2,500,000	2,499,146
Credit Acceptance Auto Loan Trust, Series 2017-1A, Class A3, 2.56%, 10/15/2025	288,082	288,197

	PRINCIPAL AMOUNT[2]	VALUE (NOTE 2)

ASSET-BACKED SECURITIES (continued)

Enterprise Fleet Financing LLC, Series 2016-2, Class A3[3], 2.04%, 2/22/2022	827,711	$827,336
Home Partners of America Trust, Series 2019-1, Class A3, 2.908%, 9/17/2039	3,040,520	3,101,331
Hyundai Auto Lease Securitization Trust, Series 2017-B, Class A3[3], 1.97%, 7/15/2020	402,139	402,114
Invitation Homes Trust, Series 2017-SFR2, Class A3,8, (1 mo. LIBOR US + 0.850%), 2.739%, 12/17/2036	722,974	721,958
Invitation Homes Trust, Series 2017-SFR2, Class B3,8, (1 mo. LIBOR US + 1.150%), 3.039%, 12/17/2036	570,000	570,535
Navient Private Education Refi Loan Trust, Series 2019-CA, Class A1[3], 2.82%, 2/15/2068	2,678,876	2,705,124
Navient Private Education Refi Loan Trust, Series 2019-EA, Class A2A3, 2.64%, 5/15/2068	3,000,000	3,035,420
Navient Student Loan Trust, Series 2019-2A, Class A2[3,8], (1 mo. LIBOR US + 1.000%), 2.823%, 2/27/2068	6,500,000	6,556,466
Progress Residential Trust, Series 2017-SFR2, Class A3, 2.897%, 12/17/2034	1,500,000	1,507,470
Progress Residential Trust, Series 2019-SFR2, Class A3, 3.147%, 5/17/2036	3,250,000	3,306,407
Progress Residential Trust, Series 2019-SFR4, Class A3, 2.687%, 10/17/2036	4,200,000	4,217,940
SBA Small Business Investment Companies, Series 2015-10A, Class 1, 2.517%, 3/10/2025	655,038	666,065
SoFi Consumer Loan Program LLC, Series 2017-4, Class A3, 2.50%, 5/26/2026	306,112	306,920
SoFi Consumer Loan Program Trust, Series 2019-2, Class A3, 3.01%, 4/25/2028	2,100,469	2,116,913
SoFi Consumer Loan Program Trust, Series 2019-3, Class A3, 2.90%, 5/25/2028	2,636,675	2,655,438
SoFi Professional Loan Program LLC, Series 2017-C, Class A2A3, 1.75%, 7/25/2040	13,930	13,923
SoFi Professional Loan Program LLC, Series 2017-D, Class A2FX3, 2.65%, 9/25/2040	1,388,318	1,399,998

The accompanying notes are an integral part of the financial statements.

Investment Portfolio - October 31, 2019

PRO-BLEND® CONSERVATIVE
TERM SERIES	PRINCIPAL AMOUNT[2]	VALUE (NOTE 2)

ASSET-BACKED SECURITIES (continued)

SoFi Professional Loan Program LLC, Series 2017-F, Class A1FX3, 2.05%, 1/25/2041	166,574	$166,562
SoFi Professional Loan Program LLC, Series 2017-F, Class A2FX3, 2.84%, 1/25/2041	500,000	507,425
SoFi Professional Loan Program LLC, Series 2018-A, Class A2A3, 2.39%, 2/25/2042	551,560	552,623
SoFi Professional Loan Program Trust, Series 2018-C, Class A1FX3, 3.08%, 1/25/2048	1,708,614	1,719,318
Tax Ease Funding LLC, Series 2016-1A, Class A3, 3.131%, 6/15/2028	297,823	297,756
Towd Point Mortgage Trust, Series 2016-5, Class A1[3,9], 2.50%, 10/25/2056	1,507,669	1,513,435
Towd Point Mortgage Trust, Series 2017-1, Class A1[3,9], 2.75%, 10/25/2056	2,014,602	2,038,440
Towd Point Mortgage Trust, Series 2019-HY1, Class A1[3,8], (1 mo. LIBOR US + 1.000%), 2.823%, 10/25/2048	1,829,783	1,839,557
Tricon American Homes Trust, Series 2016-SFR1, Class A3, 2.589%, 11/17/2033	1,760,418	1,760,046
Tricon American Homes Trust, Series 2017-SFR2, Class A3, 2.928%, 1/17/2036	1,839,781	1,867,369

TOTAL ASSET-BACKED SECURITIES
(Identified Cost $56,606,723)		57,095,893

COMMERCIAL MORTGAGE-BACKED SECURITIES - 6.8%
Americold LLC Trust, Series 2010-ARTA, Class A1[3], 3.847%, 1/14/2029	76,832	77,599
BWAY Mortgage Trust, Series 2015-1740, Class A3, 2.917%, 1/10/2035	4,633,000	4,745,620
Caesars Palace Las Vegas Trust, Series 2017-VICI, Class A3, 3.531%, 10/15/2034	2,520,000	2,620,647
CIM Trust, Series 2019-INV1, Class A1[3,9], 4.00%, 2/25/2049	1,155,530	1,180,747
Commercial Mortgage Pass-Through Certificates, Series 2015-3BP, Class A3, 3.178%, 2/10/2035	500,000	524,534

	PRINCIPAL AMOUNT[2]	VALUE (NOTE 2)

COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)

Commercial Mortgage Pass-Through Certificates, Series 2015-DC1, Class A5, 3.35%, 2/10/2048	4,455,000	$4,684,451
Credit Suisse Mortgage Capital Trust, Series 2013-IVR3, Class A1[3,9], 2.50%, 5/25/2043	1,091,056	1,079,578
Credit Suisse Mortgage Capital Trust, Series 2013-TH1, Class A1[3,9], 2.13%, 2/25/2043	726,263	710,253
Fannie Mae REMICS, Series 2018-31, Class KP, 3.50%, 7/25/2047	2,318,747	2,420,648
Fannie Mae-Aces, Series 2017-M15, Class A1[9], 2.959%, 9/25/2027	3,177,088	3,329,073
FDIC Trust, Series 2011-R1, Class A3, 2.672%, 7/25/2026	10,004	9,986
Freddie Mac Multifamily Structured Pass-Through Certificates, Series K009, Class X1 (IO)[9], 1.26%, 8/25/2020	19,443,659	139,605
Freddie Mac Multifamily Structured Pass-Through Certificates, Series K014, Class X1 (IO)[9], 1.149%, 4/25/2021	2,565,927	35,809
Freddie Mac Multifamily Structured Pass-Through Certificates, Series K016, Class X1 (IO)[9], 1.478%, 10/25/2021	6,013,692	148,831
Freddie Mac Multifamily Structured Pass-Through Certificates, Series K017, Class X1 (IO)[9], 1.298%, 12/25/2021	7,716,962	171,343
Freddie Mac Multifamily Structured Pass-Through Certificates, Series K021, Class X1 (IO)[9], 1.428%, 6/25/2022	14,611,508	470,207
Freddie Mac Multifamily Structured Pass-Through Certificates, Series K030, Class X1 (IO)[9], 0.188%, 4/25/2023	73,512,046	443,711
Freddie Mac Multifamily Structured Pass-Through Certificates, Series K032, Class X1 (IO)[9], 0.098%, 5/25/2023	45,556,865	177,813
Freddie Mac REMICS, Series 4791, Class BA, 4.00%, 3/15/2044	2,444,259	2,477,287
Freddie Mac REMICS, Series 4801, Class BA, 4.50%, 5/15/2044	2,123,692	2,168,042
FREMF Mortgage Trust, Series 2011-K13, Class B3,9, 4.612%, 1/25/2048	2,255,000	2,313,123
FREMF Mortgage Trust, Series 2013-K28, Class X2A (IO)[3], 0.10%, 6/25/2046	194,709,611	521,744

The accompanying notes are an integral part of the financial statements.

Investment Portfolio - October 31, 2019

PRO-BLEND® CONSERVATIVE
TERM SERIES	PRINCIPAL AMOUNT[2]	VALUE (NOTE 2)

COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)

FREMF Mortgage Trust, Series 2013-K712, Class B3,9, 3.263%, 5/25/2045	1,025,000	$1,023,983
FREMF Mortgage Trust, Series 2014-K41, Class B3,9, 3.832%, 11/25/2047	2,227,000	2,337,662
FREMF Mortgage Trust, Series 2014-K716, Class B3,9, 3.948%, 8/25/2047	2,624,000	2,694,173
FREMF Mortgage Trust, Series 2015-K42, Class B3,9, 3.851%, 12/25/2024	490,000	513,346
FREMF Mortgage Trust, Series 2015-K43, Class B3,9, 3.734%, 2/25/2048	500,000	520,356
FREMF Mortgage Trust, Series 2015-K720, Class B3,9, 3.391%, 7/25/2022	270,000	275,836
Government National Mortgage Association, Series 2017-54, Class AH, 2.60%, 12/16/2056	2,389,628	2,409,638
GS Mortgage Securities Trust, Series 2010-C2, Class A1[3], 3.849%, 12/10/2043	36,448	36,662
JP Morgan Mortgage Trust, Series 2013-1, Class 1A2[3,9], 3.00%, 3/25/2043	578,583	584,246
JP Morgan Mortgage Trust, Series 2013-2, Class A2[3,9], 3.50%, 5/25/2043	619,755	631,853
JP Morgan Mortgage Trust, Series 2014-2, Class 1A1[3,9], 3.00%, 6/25/2029	789,400	801,782
JP Morgan Mortgage Trust, Series 2017-3, Class 1A5[3,9], 3.50%, 8/25/2047	2,121,321	2,146,677
JP Morgan Mortgage Trust, Series 2017-6, Class A3[3,9], 3.50%, 12/25/2048	1,182,482	1,202,608
JP Morgan Mortgage Trust, Series 2017-6, Class A5[3,9], 3.50%, 12/25/2048	1,764,964	1,789,282
New Residential Mortgage Loan Trust, Series 2014-3A, Class AFX3[3,9], 3.75%, 11/25/2054	668,970	695,885
New Residential Mortgage Loan Trust, Series 2015-2A, Class A1[3,9], 3.75%, 8/25/2055	751,219	783,183
New Residential Mortgage Loan Trust, Series 2016-4A, Class A1[3,9], 3.75%, 11/25/2056	1,002,427	1,045,546
Sequoia Mortgage Trust, Series 2013-2, Class A9, 1.874%, 2/25/2043	728,243	702,135

	PRINCIPAL AMOUNT[2]		VALUE (NOTE 2)

COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)

Sequoia Mortgage Trust, Series 2013-7, Class A2[9], 3.00%, 6/25/2043		737,943	$743,317
Sequoia Mortgage Trust, Series 2013-8, Class A1[9], 3.00%, 6/25/2043		909,336	919,602
Starwood Retail Property Trust, Series 2014-STAR, Class A3,8, (1 mo. LIBOR US + 1.220%), 3.134%, 11/15/2027		2,065,176	2,061,460
Sutherland Commercial Mortgage Trust, Series 2019-SBC8, Class A3,9, 2.86%, 12/25/2035		3,013,416	3,030,591
Vornado DP LLC Trust, Series 2010-VNO, Class A2FX3, 4.004%, 9/13/2028		155,000	156,087
Waikiki Beach Hotel Trust, Series 2019-WBM, Class A3,8, (1 mo. LIBOR US + 1.050%), 2.971%, 12/15/2033		2,125,000	2,126,318
Wells Fargo Commercial Mortgage Trust, Series 2010-C1, Class A2[3], 4.393%, 11/15/2043		265,000	268,503
WF-RBS Commercial Mortgage Trust, Series 2011-C2, Class A4[3,9], 4.869%, 2/15/2044		810,878	829,944
WinWater Mortgage Loan Trust, Series 2015-1, Class A1[3,9], 3.50%, 1/20/2045		835,583	850,891
WinWater Mortgage Loan Trust, Series 2015-3, Class A5[3,9], 3.50%, 3/20/2045		578,792	580,106

TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES
(Identified Cost $61,166,964)			62,212,323

FOREIGN GOVERNMENT BONDS - 1.1%

Canadian Government Bond (Canada), 2.75%, 6/1/2022	CAD	327,000	256,066
Export-Import Bank of Korea (South Korea), 2.625%, 12/30/2020		8,725,000	8,775,126
Mexican Government Bond (Mexico), 8.00%, 6/11/2020	MXN	7,267,000	380,457
Mexican Government Bond (Mexico), 6.50%, 6/10/2021	MXN	2,725,000	141,342
Mexican Government Bond (Mexico), 6.50%, 6/9/2022	MXN	4,996,000	259,411
Mexican Government Bond (Mexico), 7.75%, 5/29/2031	MXN	908,000	50,479

TOTAL FOREIGN GOVERNMENT
BONDS
(Identified Cost $10,242,524)			9,862,881

The accompanying notes are an integral part of the financial statements.

Investment Portfolio - October 31, 2019

PRO-BLEND® CONSERVATIVE
TERM SERIES	PRINCIPAL AMOUNT[2]	VALUE (NOTE 2)

U.S. GOVERNMENT AGENCIES - 14.9%

Mortgage-Backed Securities - 14.9%
Fannie Mae, Pool #888468, 5.50%, 9/1/2021	61,917	$62,812
Fannie Mae, Pool #995233, 5.50%, 10/1/2021	2,437	2,460
Fannie Mae, Pool #888017, 6.00%, 11/1/2021	12,554	12,824
Fannie Mae, Pool #995329, 5.50%, 12/1/2021	46,999	47,723
Fannie Mae, Pool #888136, 6.00%, 12/1/2021	14,109	14,436
Fannie Mae, Pool #888815, 4.50%, 11/1/2022	9,178	9,460
Fannie Mae, Pool #888810, 5.50%, 11/1/2022	74,608	75,595
Fannie Mae, Pool #AA1563, 4.50%, 2/1/2024	12,070	12,437
Fannie Mae, Pool #AC1557, 4.50%, 9/1/2024	38,154	39,735
Fannie Mae, Pool #AD0462, 5.50%, 10/1/2024	15,943	16,739
Fannie Mae, Pool #AL9409, 3.50%, 11/1/2031	2,942,191	3,057,720
Fannie Mae, Pool #MA3463, 4.00%, 9/1/2033	3,134,706	3,273,053
Fannie Mae, Pool #MA1834, 4.50%, 2/1/2034	581,652	625,137
Fannie Mae, Pool #MA1903, 4.50%, 5/1/2034	675,564	726,074
Fannie Mae, Pool #FM1158, 3.50%, 6/1/2034	4,350,570	4,507,275
Fannie Mae, Pool #745418, 5.50%, 4/1/2036	380,132	427,970
Fannie Mae, Pool #886904, 6.50%, 9/1/2036	51,122	57,907
Fannie Mae, Pool #909786, 5.50%, 3/1/2037	123,118	137,938
Fannie Mae, Pool #918516, 5.50%, 6/1/2037	46,536	52,154
Fannie Mae, Pool #933521, 5.00%, 1/1/2038	10,173	11,194
Fannie Mae, Pool #889260, 5.00%, 4/1/2038	15,659	17,244
Fannie Mae, Pool #889576, 6.00%, 4/1/2038	352,281	405,366
Fannie Mae, Pool #912948, 5.00%, 5/1/2038	8,386	8,961
Fannie Mae, Pool #975840, 5.00%, 5/1/2038	33,490	35,766
Fannie Mae, Pool #889624, 5.50%, 5/1/2038	307,154	345,109

	PRINCIPAL AMOUNT[2]	VALUE (NOTE 2)

U.S. GOVERNMENT AGENCIES (continued)

Mortgage-Backed Securities (continued)
Fannie Mae, Pool #MA3412, 3.50%, 7/1/2038	5,352,382	$5,546,731
Fannie Mae, Pool #995196, 6.00%, 7/1/2038	471,689	542,790
Fannie Mae, Pool #986458, 6.00%, 8/1/2038	8,972	10,264
Fannie Mae, Pool #987831, 6.00%, 9/1/2038	9,734	10,751
Fannie Mae, Pool #990897, 6.00%, 9/1/2038	26,470	29,244
Fannie Mae, Pool #AD0220, 6.00%, 10/1/2038	58,897	67,759
Fannie Mae, Pool #993920, 6.00%, 11/1/2038	76,384	84,362
Fannie Mae, Pool #257497, 6.00%, 12/1/2038	15,788	18,116
Fannie Mae, Pool #971022, 5.00%, 1/1/2039	29,091	32,050
Fannie Mae, Pool #AA1810, 5.00%, 1/1/2039	79,932	88,130
Fannie Mae, Pool #890294, 5.50%, 1/1/2039	599,611	673,560
Fannie Mae, Pool #AD0307, 5.50%, 1/1/2039	314,769	353,531
Fannie Mae, Pool #983686, 5.00%, 2/1/2039	29,492	31,514
Fannie Mae, Pool #AE0604, 6.00%, 7/1/2039	364,249	419,141
Fannie Mae, Pool #AA6788, 6.00%, 8/1/2039	123,714	137,079
Fannie Mae, Pool #AC0463, 5.00%, 11/1/2039	49,586	54,728
Fannie Mae, Pool #AC5111, 5.00%, 11/1/2039	82,655	90,470
Fannie Mae, Pool #MA0258, 4.50%, 12/1/2039	795,072	861,310
Fannie Mae, Pool #MA0259, 5.00%, 12/1/2039	44,870	49,593
Fannie Mae, Pool #AC8573, 5.00%, 1/1/2040	70,666	78,007
Fannie Mae, Pool #890326, 5.50%, 1/1/2040	639,835	718,900
Fannie Mae, Pool #AL1595, 6.00%, 1/1/2040	450,251	518,135
Fannie Mae, Pool #AE0061, 6.00%, 2/1/2040	183,773	211,330
Fannie Mae, Pool #AL0152, 6.00%, 6/1/2040	616,013	708,099
Fannie Mae, Pool #AI5172, 4.00%, 8/1/2041	421,679	451,276

The accompanying notes are an integral part of the financial statements.

Investment Portfolio - October 31, 2019

PRO-BLEND® CONSERVATIVE
TERM SERIES	PRINCIPAL AMOUNT[2]	VALUE (NOTE 2)

U.S. GOVERNMENT AGENCIES (continued)

Mortgage-Backed Securities (continued)
Fannie Mae, Pool #AL1410, 4.50%, 12/1/2041	977,318	$1,059,550
Fannie Mae, Pool #AB4300, 3.50%, 1/1/2042	244,922	257,034
Fannie Mae, Pool #AL7729, 4.00%, 6/1/2043	560,804	599,985
Fannie Mae, Pool #AS3622, 3.50%, 10/1/2044	12,760,123	13,437,317
Fannie Mae, Pool #AX5234, 4.50%, 11/1/2044	737,553	782,973
Fannie Mae, Pool #AS4103, 4.50%, 12/1/2044	817,040	879,233
Fannie Mae, Pool #AZ2001, 3.50%, 5/1/2045	2,443,217	2,552,805
Fannie Mae, Pool #AZ9215, 4.00%, 10/1/2045	742,464	781,873
Fannie Mae, Pool #BC3490, 3.50%, 2/1/2046	1,868,408	1,947,748
Fannie Mae, Pool #AS6613, 4.00%, 2/1/2046	4,951,225	5,228,340
Fannie Mae, Pool #BC6764, 3.50%, 4/1/2046	1,373,737	1,431,509
Fannie Mae, Pool #BC8677, 4.00%, 5/1/2046	441,522	465,168
Fannie Mae, Pool #BC2098, 4.00%, 6/1/2046	929,306	978,697
Fannie Mae, Pool #MA2670, 3.00%, 7/1/2046	2,093,009	2,150,541
Fannie Mae, Pool #BD2179, 4.00%, 7/1/2046	191,848	202,142
Fannie Mae, Pool #MA2705, 3.00%, 8/1/2046	2,402,906	2,466,259
Fannie Mae, Pool #BD6987, 4.00%, 10/1/2046	1,144,869	1,202,922
Fannie Mae, Pool #BD6997, 4.00%, 10/1/2046	783,656	823,596
Fannie Mae, Pool #BE3812, 4.00%, 12/1/2046	675,144	709,250
Fannie Mae, Pool #BE7845, 4.50%, 2/1/2047	747,110	788,873
Fannie Mae, Pool #MA3184, 4.50%, 11/1/2047	2,519,262	2,658,009
Fannie Mae, Pool #CA1922, 5.00%, 6/1/2048	2,938,389	3,150,139
Fannie Mae, Pool #CA2056, 4.50%, 7/1/2048	1,705,347	1,799,983
Fannie Mae, Pool #MA3443, 4.00%, 8/1/2048	2,930,532	3,039,627
Fannie Mae, Pool #BK9366, 4.50%, 8/1/2048	2,172,880	2,287,120

	PRINCIPAL AMOUNT[2]	VALUE (NOTE 2)

U.S. GOVERNMENT AGENCIES (continued)

Mortgage-Backed Securities (continued)
Fannie Mae, Pool #BK9598, 4.50%, 8/1/2048	2,334,294	$2,461,041
Fannie Mae, Pool #CA2219, 5.00%, 8/1/2048	1,454,110	1,558,867
Fannie Mae, Pool #CA2373, 5.00%, 9/1/2048	5,413,446	5,803,321
Fannie Mae, Pool #MA3521, 4.00%, 11/1/2048	5,849,658	6,072,743
Fannie Mae, Pool #AL8674, 5.645%, 1/1/2049	1,112,858	1,252,737
Fannie Mae, Pool #MA3692, 3.50%, 7/1/2049	6,684,384	6,857,530
Freddie Mac, Pool #G11850, 5.50%, 7/1/2020	1,066	1,069
Freddie Mac, Pool #G12610, 6.00%, 3/1/2022	17,953	18,398
Freddie Mac, Pool #G12655, 6.00%, 5/1/2022	12,330	12,677
Freddie Mac, Pool #G13078, 6.00%, 3/1/2023	18,133	18,742
Freddie Mac, Pool #C91746, 4.50%, 12/1/2033	105,461	113,374
Freddie Mac, Pool #C91762, 4.50%, 5/1/2034	894,620	962,026
Freddie Mac, Pool #QN0349, 3.00%, 8/1/2034	3,701,041	3,791,929
Freddie Mac, Pool #G07655, 5.50%, 12/1/2035	99,369	111,761
Freddie Mac, Pool #G08216, 5.50%, 8/1/2037	258,836	290,464
Freddie Mac, Pool #G03926, 6.00%, 2/1/2038	287,826	331,083
Freddie Mac, Pool #G04731, 5.50%, 4/1/2038	218,125	245,128
Freddie Mac, Pool #G04176, 5.50%, 5/1/2038	97,973	110,188
Freddie Mac, Pool #A78227, 5.50%, 6/1/2038	99,763	110,233
Freddie Mac, Pool #G08273, 5.50%, 6/1/2038	272,527	305,850
Freddie Mac, Pool #G04471, 5.50%, 7/1/2038	34,835	39,158
Freddie Mac, Pool #G04776, 5.50%, 7/1/2038	230,132	258,625
Freddie Mac, Pool #G05196, 5.50%, 10/1/2038	281,190	315,789
Freddie Mac, Pool #G05409, 5.50%, 3/1/2039	249,889	280,770
Freddie Mac, Pool #G05906, 6.00%, 4/1/2040	53,244	59,679

The accompanying notes are an integral part of the financial statements.

Investment Portfolio - October 31, 2019

PRO-BLEND® CONSERVATIVE
TERM SERIES	PRINCIPAL AMOUNT[2]	VALUE (NOTE 2)

U.S. GOVERNMENT AGENCIES (continued)

Mortgage-Backed Securities (continued)
Freddie Mac, Pool #G07104, 5.50%, 5/1/2040	180,610	$196,714
Freddie Mac, Pool #G06789, 6.00%, 5/1/2040	238,702	274,358
Freddie Mac, Pool #A92889, 4.50%, 7/1/2040	1,038,856	1,116,642
Freddie Mac, Pool #A93451, 4.50%, 8/1/2040	1,177,938	1,277,579
Freddie Mac, Pool #G60334, 4.50%, 10/1/2041	940,389	1,019,771
Freddie Mac, Pool #Q17513, 3.50%, 4/1/2043	1,826,286	1,917,842
Freddie Mac, Pool #Q24752, 3.50%, 2/1/2044	1,362,740	1,430,870
Freddie Mac, Pool #G60183, 4.00%, 12/1/2044	802,180	842,168
Freddie Mac, Pool #Q37592, 4.00%, 12/1/2045	1,738,528	1,843,668
Freddie Mac, Pool #G60636, 4.00%, 1/1/2046	1,372,849	1,451,499
Freddie Mac, Pool #Q38388, 4.00%, 1/1/2046	292,546	310,536
Freddie Mac, Pool #Q42596, 3.50%, 8/1/2046	1,969,046	2,049,974
Freddie Mac, Pool #ZM2525, 3.00%, 12/1/2046	3,436,627	3,521,860
Freddie Mac, Pool #Q51334, 4.00%, 10/1/2047	2,911,778	3,055,826
Freddie Mac, Pool #G08786, 4.50%, 10/1/2047	1,568,860	1,662,946
Freddie Mac, Pool #Q59805, 4.50%, 11/1/2048	2,064,019	2,173,831
Freddie Mac, Pool #Q60730, 4.00%, 1/1/2049	3,323,013	3,458,031

ADR - American Depositary Receipt

CAD - Canadian Dollar

ETF - Exchange-traded fund

IO - Interest only

LIBOR - London Interbank Offered Rate

MXN - Mexican Peso

	PRINCIPAL AMOUNT2/ SHARES	VALUE (NOTE 2)

U.S. GOVERNMENT AGENCIES (continued)

Mortgage-Backed Securities (continued)
Ginnie Mae, Pool #671161, 5.50%, 11/15/2037	29,015	$31,175

TOTAL U.S. GOVERNMENT AGENCIES (Identified Cost $133,824,080)		136,469,124

U.S. GOVERNMENT SECURITIES - 2.0%

U.S. Treasury Bill - 2.0%
U.S. Treasury Bill[10], 1.59%, 5/21/2020 (Identified Cost $18,202,689)	18,365,000	18,206,821

SHORT-TERM INVESTMENT - 0.7%

Dreyfus Government Cash Management, Institutional Shares, 1.73%[11] (Identified Cost $6,082,021)	6,082,021	6,082,021

TOTAL INVESTMENTS IN SECURITIES - 100.2% (Identified Cost $864,020,701)		916,389,127

TOTAL OPTIONS
WRITTEN — 0.0%## (Premiums Received $44,720)		(46,180)

TOTAL INVESTMENTS - 100.2%		916,342,947
LIABILITIES, LESS OTHER ASSETS - (0.2%)		(1,796,960)

NET ASSETS - 100%		$914,545,987

The accompanying notes are an integral part of the financial statements.

Investment Portfolio - October 31, 2019

EXCHANGE-TRADED OPTIONS WRITTEN
DESCRIPTION	NUMBER OF CONTRACTS	EXPIRATION DATE	EXERCISE PRICE	NOTIONAL AMOUNT (000)[2]	VALUE
Call
Sea Ltd. - ADR	140	11/15/2019	$ 27.00	417	$(43,400)

Put
Electronic Arts, Inc.	110	11/01/2019	87.50	1,060	(220)
ServiceNow, Inc.	64	11/08/2019	200.00	1,582	(2,560)

					(2,780)

TOTAL EXCHANGE-TRADED OPTIONS WRITTEN (PREMIUMS RECEIVED $44,720)					$(46,180)

*Non-income producing security.

## Less than 0.1%.

1A portion of this security is designated as collateral for options contracts written. As of October 31, 2019, the total value of such securities was $12,428,355.

2Amount is stated in USD unless otherwise noted.

3Restricted securities - Investment in securities that are restricted as to public resale under the Securities Act of 1933, as amended. These securities have been sold under Rule 144A and have been determined to be liquid under the Fund’s Liquidity Risk Management Program. These securities amount to $106,402,087, or 11.6% of the Series’ net assets as of October 31, 2019 (see Note 2 to the financial statements).

4Step coupon rate security - Rate steps up/down by 25 basis points upon rating downgrade/upgrade by Moody’s and S&P rating agencies (Subject to a maximum of 100 basis points per agency, 200 basis points maximum).

5Variable rate security. Security may be issued at a fixed coupon rate, which converts to a variable rate at a specified date. Rate shown is the rate in effect as of October 31, 2019.

6Represents a Payment-In-Kind bond.

7Security is perpetual in nature and has no stated maturity date.

8Floating rate security. Rate shown is the rate in effect as of October 31, 2019.

9Variable or floating rate security, the interest rate of which adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. Rate shown is the rate in effect as of October 31, 2019.

10Represents the annualized yield at time of purchase.

11Rate shown is the current yield as of October 31, 2019.

The Global Industry Classification Standard (GICS) was developed by and is the exclusive property and a service mark of MSCI Inc. (MSCI) and Standard & Poor’s, a division of S&P Global Inc. (S&P), and is licensed for use by Manning & Napier when referencing GICS sectors. Neither MSCI, S&P, nor any third party involved in making or compiling the GICS or any GICS classifications makes any express or implied warranties or representations with respect to such standard or classification, nor shall any such party have any liability therefrom.

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities - Pro-Blend® Conservative Term Series

October 31, 2019

ASSETS:

Investments in securities, at value (identified cost $864,020,701) (Note 2)	$916,389,127
Interest receivable	4,057,426
Receivable for securities sold	764,819
Receivable for fund shares sold	552,021
Foreign tax reclaims receivable	237,158
Dividends receivable	170,930
Prepaid and other expenses	34,168

TOTAL ASSETS	922,205,649

LIABILITIES:

Accrued sub-transfer agent fees (Note 3)	400,587
Accrued management fees (Note 3)	308,501
Accrued distribution and service (Rule 12b-1) fees (Class S) (Class R) (Class L) (Note 3)	206,637
Accrued fund accounting and administration fees (Note 3)	54,503
Accrued Chief Compliance Officer service fees (Note 3)	687
Options written, at value (premiums received $44,720) (Note 2)	46,180
Payable for securities purchased	6,322,291
Payable for fund shares repurchased	214,896
Other payables and accrued expenses	105,380

TOTAL LIABILITIES	7,659,662

TOTAL NET ASSETS	$914,545,987

NET ASSETS CONSIST OF:

Capital stock	$718,666
Additional paid-in-capital	828,213,640
Total distributable earnings (loss)	85,613,681

TOTAL NET ASSETS	$914,545,987

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities - Pro-Blend® Conservative Term Series

October 31, 2019

NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER SHARE - Class S ($609,145,008/42,810,714 shares)	$14.23

NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER SHARE - Class I ($207,346,164/19,463,984 shares)	$10.65

NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER SHARE - Class R ($8,850,146/868,381 shares)	$10.19

NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER SHARE - Class L ($87,627,956/8,613,080 shares)	$10.17

NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER SHARE - Class W ($1,576,713/110,449 shares)	$14.28

The accompanying notes are an integral part of the financial statements.

Statement of Operations - Pro-Blend® Conservative Term Series

For the Year Ended October 31, 2019

INVESTMENT INCOME:

Interest	$20,706,456
Dividends (net of foreign taxes withheld, $154,091)	5,230,039

Total Investment Income	25,936,495

EXPENSES:

Management fees (Note 3)	4,194,851
Distribution and service (Rule 12b-1) fees (Class S) (Note 3)	1,024,283
Distribution and service (Rule 12b-1) fees (Class L) (Note 3)	893,222
Distribution and service (Rule 12b-1) fees (Class R) (Note 3)	46,192
Sub-transfer agent fees (Note 3)	788,908
Shareholder services fees (Class S) (Note 3)	396,253
Fund accounting and administration fees (Note 3)	182,513
Directors’ fees (Note 3)	83,715
Chief Compliance Officer service fees (Note 3)	3,455
Custodian fees	49,560
Miscellaneous	394,034

Total Expenses	8,056,986
Less reduction of expenses (Note 3)	(3,404)

Net Expenses	8,053,582

NET INVESTMENT INCOME	17,882,913

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY:

Net realized gain (loss) on-
Investments in securities	25,701,177
Options written	857,460
Foreign currency and translation of other assets and liabilities	(4,543)

26,554,094

Net change in unrealized appreciation (depreciation) on-
Investments in securities	45,204,797
Options written	66,701
Foreign currency and translation of other assets and liabilities	2,855

45,274,353

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY	71,828,447

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$89,711,360

The accompanying notes are an integral part of the financial statements.

Statements of Changes in Net Assets - Pro-Blend® Conservative Term Series

	FOR THE YEAR ENDED 10/31/19	FOR THE YEAR ENDED 10/31/18
INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:

Net investment income	$17,882,913	$14,980,802
Net realized gain (loss) on investments and foreign currency	26,554,094	19,433,550
Net change in unrealized appreciation (depreciation) on investments and foreign currency	45,274,353	(42,534,310)

Net increase (decrease) from operations	89,711,360	(8,119,958)

DISTRIBUTIONS TO SHAREHOLDERS (Note 9):

Class S	(22,245,086)	(27,066,336)
Class I	(9,999,209)	(10,654,505)
Class R	(468,279)	(786,315)
Class L	(4,001,133)	(5,698,305)
Class W	(12,499)	—

Total distributions to shareholders	(36,726,206)	(44,205,461)

CAPITAL STOCK ISSUED AND REPURCHASED:

Net increase (decrease) from capital share transactions (Note 5)	(31,706,162)	(22,092,436)

Net increase (decrease) in net assets	21,278,992	(74,417,855)

NET ASSETS:

Beginning of year	893,266,995	967,684,850

End of year	$914,545,987	$893,266,995

The accompanying notes are an integral part of the financial statements.

Financial Highlights - Pro-Blend® Conservative Term Series - Class S

	FOR THE YEAR ENDED
	10/31/19	10/31/18	10/31/17	10/31/16	10/31/15
Per share data (for a share outstanding throughout each year):
Net asset value - Beginning of year	$13.39	$14.10	$13.36	$13.15	$14.13

Income (loss) from investment operations:
Net investment income[1]	0.27	0.23	0.19	0.19	0.22
Net realized and unrealized gain (loss) on investments	1.07	(0.33)	0.73	0.21	(0.41)

Total from investment operations	1.34	(0.10)	0.92	0.40	(0.19)

Less distributions to shareholders:
From net investment income	(0.23)	(0.18)	(0.16)	(0.19)	(0.18)
From net realized gain on investments	(0.27)	(0.43)	(0.02)	—	(0.61)

Total distributions to shareholders	(0.50)	(0.61)	(0.18)	(0.19)	(0.79)

Net asset value - End of year	$14.23	$13.39	$14.10	$13.36	$13.15

Net assets - End of year (000’s omitted)	$609,145	$596,934	$627,523	$724,270	$911,956

Total return[2]	10.40%	(0.75% )	7.02%	3.07%	(1.33% )
Ratios (to average net assets)/Supplemental Data:
Expenses	0.87%	0.88%	0.87%	0.87%	0.88%
Net investment income	2.01%	1.71%	1.42%	1.47%	1.60%
Series portfolio turnover	68%	80%	58%	65%	51%

1Calculated based on average shares outstanding during the years.

2Represents aggregate total return for the years indicated, and assumes reinvestment of all distributions.

The accompanying notes are an integral part of the financial statements.

Financial Highlights - Pro-Blend® Conservative Term Series - Class I

	FOR THE YEAR ENDED
	10/31/19	10/31/18	10/31/17	10/31/16	10/31/15
Per share data (for a share outstanding throughout each year):
Net asset value - Beginning of year	$10.15	$10.85	$10.33	$10.22	$11.17

Income (loss) from investment operations:
Net investment income[1]	0.23	0.20	0.17	0.17	0.19
Net realized and unrealized gain (loss) on investments	0.80	(0.26)	0.56	0.15	(0.32)

Total from investment operations	1.03	(0.06)	0.73	0.32	(0.13)

Less distributions to shareholders:
From net investment income	(0.26)	(0.21)	(0.19)	(0.21)	(0.21)
From net realized gain on investments	(0.27)	(0.43)	(0.02)	—	(0.61)

Total distributions to shareholders	(0.53)	(0.64)	(0.21)	(0.21)	(0.82)

Net asset value - End of year	$10.65	$10.15	$10.85	$10.33	$10.22

Net assets - End of year (000’s omitted)	$207,346	$192,157	$213,824	$291,632	$325,700

Total return[2]	10.69%	(0.62% )	7.25%	3.26%	(1.15% )
Ratios (to average net assets)/Supplemental Data:
Expenses	0.64%	0.68%	0.67%	0.67%	0.68%
Net investment income	2.23%	1.92%	1.62%	1.66%	1.81%
Series portfolio turnover	68%	80%	58%	65%	51%

1Calculated based on average shares outstanding during the years.

2Represents aggregate total return for the years indicated, and assumes reinvestment of all distributions.

The accompanying notes are an integral part of the financial statements.

Financial Highlights - Pro-Blend® Conservative Term Series - Class R

	FOR THE YEAR ENDED
	10/31/19	10/31/18	10/31/17	10/31/16	10/31/15
Per share data (for a share outstanding throughout each year):
Net asset value - Beginning of year	$9.73	$10.42	$9.92	$9.81	$10.75

Income (loss) from investment operations:
Net investment income[1]	0.17	0.14	0.11	0.12	0.13
Net realized and unrealized gain (loss) on investments	0.77	(0.24)	0.54	0.15	(0.30)

Total from investment operations	0.94	(0.10)	0.65	0.27	(0.17)

Less distributions to shareholders:
From net investment income	(0.21)	(0.16)	(0.13)	(0.16)	(0.16)
From net realized gain on investments	(0.27)	(0.43)	(0.02)	—	(0.61)

Total distributions to shareholders	(0.48)	(0.59)	(0.15)	(0.16)	(0.77)

Net asset value - End of year	10.19	9.73	10.42	9.92	9.81

Net assets - End of year (000’s omitted)	$8,850	$10,886	$13,672	$19,054	$55,315

Total return[2]	10.12%	(1.08% )	6.72%	2.79%	(1.60% )
Ratios (to average net assets)/Supplemental Data:
Expenses	1.10%	1.18%	1.17%	1.17%	1.18%
Net investment income	1.77%	1.40%	1.12%	1.19%	1.30%
Series portfolio turnover	68%	80%	58%	65%	51%

1Calculated based on average shares outstanding during the years.

2Represents aggregate total return for the years indicated, and assumes reinvestment of all distributions.

The accompanying notes are an integral part of the financial statements.

Financial Highlights - Pro-Blend® Conservative Term Series - Class L*

	FOR THE YEAR ENDED
	10/31/19	10/31/18	10/31/17	10/31/16	10/31/15
Per share data (for a share outstanding throughout each year):
Net asset value - Beginning of year	$9.71	$10.40	$9.91	$9.81	$10.75

Income (loss) from investment operations:
Net investment income[1]	0.13	0.09	0.06	0.06	0.08
Net realized and unrealized gain (loss) on investments	0.76	(0.24)	0.54	0.15	(0.31)

Total from investment operations	0.89	(0.15)	0.60	0.21	(0.23)

Less distributions to shareholders:
From net investment income	(0.16)	(0.11)	(0.09)	(0.11)	(0.10)
From net realized gain on investments	(0.27)	(0.43)	(0.02)	—	(0.61)

Total distributions to shareholders	(0.43)	(0.54)	(0.11)	(0.11)	(0.71)

Net asset value - End of year	$10.17	$9.71	$10.40	$9.91	$9.81

Net assets - End of year (000’s omitted)	$87,628	$93,290	$112,666	$127,100	$137,697

Total return[2]	9.61%	(1.58% )	6.13%	2.24%	(2.10% )
Ratios (to average net assets)/Supplemental Data:
Expenses	1.59%	1.68%	1.67%	1.67%	1.68%
Net investment income	1.29%	0.91%	0.62%	0.66%	0.81%
Series portfolio turnover	68%	80%	58%	65%	51%
*Effective March 1, 2019, Class R2 shares of the Series have been redesignated as Class L Shares.

1Calculated based on average shares outstanding during the years.

2Represents aggregate total return for the years indicated, and assumes reinvestment of all distributions.

The accompanying notes are an integral part of the financial statements.

Financial Highlights - Pro-Blend® Conservative Term Series - Class W

FOR THE PERIOD 4/1/19[1] TO 10/31/19
Per share data (for a share outstanding throughout the period):
Net asset value - Beginning of period	$13.62

Income from investment operations:
Net investment income[2]	0.23
Net realized and unrealized gain (loss) on investments	0.54

Total from investment operations	0.77

Less distributions to shareholders:
From net investment income	(0.11)
From net realized gain on investments	(0.00)[3]

Total distributions to shareholders	(0.11)

Net asset value - End of period	$14.28

Net assets - End of period (000’s omitted)	$1,577

Total return[4]	5.71%
Ratios (to average net assets)/Supplemental Data:
Expenses*[5]	0.08%
Net investment income[5]	2.81%
Series portfolio turnover	68%

*The investment advisor did not impose all or a portion of its management and/or other fees during the period, and may have paid a portion of the Series’ expenses. If these expenses had been incurred by the Class, the expense ratio (to average net assets) would have increased by the following amounts[5]:

0.40%

1Commencement of operations.

2Calculated based on average shares outstanding during the period.

3Less than $(0.01).

4Represents aggregate total return for the period indicated. Total return would have been lower had certain expenses not been waived or reimbursed during the period. Periods less than one year are not annualized.

5Annualized.

The accompanying notes are an integral part of the financial statements.

Performance Update as of October 31, 2019 - Pro-Blend® Moderate Term Series

(unaudited)

	AVERAGE ANNUAL TOTAL RETURNS AS OF OCTOBER 31, 2019
	ONE YEAR[1]	FIVE YEAR	TEN YEAR

Pro-Blend® Moderate Term Series - Class S2	11.85%	3.74%	5.99%

Pro-Blend® Moderate Term Series - Class I2	12.20%	4.01%	6.26%

Pro-Blend® Moderate Term Series - Class R2,3	11.60%	3.47%	5.70%

Pro-Blend® Moderate Term Series - Class L2,3	11.10%	2.97%	5.21%

Pro-Blend® Moderate Term Series - Class W2,4	12.45%	3.85%	6.05%

Bloomberg Barclays U.S. Aggregate Bond Index[5]	11.51%	3.24%	3.73%

30/10/60 Blended Index[6]	12.51%	5.59%	7.00%

The following graph compares the value of a $10,000 investment in the Pro-Blend® Moderate Term Series - Class S for the ten years ended October 31, 2019 to the Bloomberg Barclays U.S. Aggregate Bond Index and the 30/10/60 Blended Index.

1The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

2The Series’ performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. The Series’ performance is historical and may not be indicative of future results. The performance returns shown are inclusive of the net expense ratio of the Series. For the year ended October 31, 2019, this net expense ratio was 1.09% for Class S, 0.85% for Class I, 1.35% for Class R, 1.80% for Class L and 0.10% for Class W. The gross expense ratio, which does not account for any voluntary or contractual waivers currently in effect, was 1.09% for Class S, 0.87% for Class I, 1.38% for Class R, 1.81% for Class L and 0.74% for Class W for the year ended October 31, 2019.

3For periods through the inception of Class L on January 4, 2010 and Class R on June 30, 2010, the performance is hypothetical and is based on the historical performance of the Class S shares adjusted for the respective class’ charges and expenses.

4For periods through April 1, 2019 (the inception date of the Class W shares), performance for the Class W shares is based on the historical performance of the Class S shares. Because the Class W shares invest in the same portfolio of securities as the Class S shares, performance will be different only to the extent that the Class S shares have a higher expense ratio.

5The Bloomberg Barclays U.S. Aggregate Bond Index is an unmanaged, market-value weighted index of U.S. domestic investment-grade debt issues, including government, corporate, asset-backed, and mortgage-backed securities, with maturities of one year or more. Index returns do not reflect any fees or expenses. Index returns provided by Interactive Data.

6The 30/10/60 Blended Index is 30% Russell 3000® Index (Russell 3000), 10% MSCI ACWI ex USA Index (ACWIxUS), and 60% Bloomberg Barclays U.S. Aggregate Bond Index (BAB). Russell 3000 is an unmanaged index that consists of 3,000 of the largest U.S. companies based on total market capitalization. Index returns are based on a market capitalization-weighted average of relative price changes of the component stocks plus dividends whose reinvestments are compounded daily. Index returns provided by Bloomberg. ACWIxUS is designed to measure large and mid-cap representation across 22 of 23 Developed Markets countries (excluding the U.S.) and 26 Emerging Markets countries. The Index is denominated in U.S. dollars. The Index returns are net of withholding taxes. They assume daily

Performance Update as of October 31, 2019 - Pro-Blend® Moderate Term Series

(unaudited)

reinvestment of net dividends thus accounting for any applicable dividend taxation. Index returns provided by Bloomberg. BAB is an unmanaged, market value-weighted index of U.S. domestic investment-grade debt issues, including government, corporate, asset-backed and mortgage-backed securities with maturities of one year or more. Index returns provided by Interactive Data. The returns of the indices do not reflect any fees or expenses. Returns provided are calculated monthly using a blended allocation. Because the fund’s asset allocation will vary over time, the composition of the fund’s portfolio may not match the composition of the comparative Indices. Mid-month performance may not be available for all indices within the blended index. Where applicable, performance for those indices is included from the first of the month following the corresponding Fund’s inception date.

Shareholder Expense Example - Pro-Blend® Moderate Term Series

(unaudited)

As a shareholder of the Series, you incur ongoing costs, including management fees, shareholder service fees and other Series expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Series and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested in each class at the beginning of the period and held for the entire period (May 1, 2019 to October 31, 2019).

Actual Expenses

The Actual lines of the table below provide information about actual account values and actual expenses. You may use the information in these lines, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the Actual line for the Class in which you have invested under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The Hypothetical lines of each class in the table below provide information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid during the period. You may use this information to compare the ongoing costs of investing in a class of the Series and other funds. To do so, compare this 5% hypothetical example for the Class in which you have invested with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs such as sales charges (loads), redemption fees, or exchange fees that you may incur in other mutual funds. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	BEGINNING ACCOUNT VALUE 5/1/19	ENDING ACCOUNT VALUE 10/31/19	EXPENSES PAID DURING PERIOD 5/1/19-10/31/19[1]	ANNUALIZED EXPENSE RATIO

Class S

Actual	$1,000.00	$1,046.60	$5.57	1.08%

Hypothetical (5% return before expenses)	$1,000.00	$1,019.76	$5.50	1.08%

Class I

Actual	$1,000.00	$1,048.20	$4.39	0.85%

Hypothetical (5% return before expenses)	$1,000.00	$1,020.92	$4.33	0.85%

Class R

Actual	$1,000.00	$1,044.70	$6.96	1.35%

Hypothetical (5% return before expenses)	$1,000.00	$1,018.40	$6.87	1.35%

Class L

Actual	$1,000.00	$1,043.30	$9.17	1.78%

Hypothetical (5% return before expenses)	$1,000.00	$1,016.23	$9.05	1.78%

Class W

Actual	$1,000.00	$1,051.40	$0.52	0.10%

Hypothetical (5% return before expenses)	$1,000.00	$1,024.70	$0.51	0.10%

Shareholder Expense Example - Pro-Blend® Moderate Term Series

(unaudited)

1Expenses are equal to the Class’ annualized expense ratio (for the six-month period), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Expenses are based on the most recent fiscal half year; therefore, the expense ratios stated above may differ from the expense ratios stated in the financial highlights, which are based on one-year data. The Class’ total return would have been lower had certain expenses not been waived during the period.

Portfolio Composition - Pro-Blend® Moderate Term Series

As of October 31, 2019 (unaudited)

Sector Allocation[5]
Communication Services	9.1%
Financials	7.4%
Health Care	7.3%
Information Technology	6.9%
Consumer Discretionary	6.1%
Consumer Staples	5.9%
Real Estate	3.9%
Energy	3.6%
Industrials	2.0%
Materials	0.8%
Utilities[6]	0.0%

[5]Including common stocks and corporate bonds, as a percentage of total investments. [6]Less than 0.1%.

Top Ten Stock Holdings[7]
Mastercard, Inc. - Class A	1.3%
Medtronic plc	1.3%
Microsoft Corp.	1.2%
Novartis AG - ADR (Switzerland)	1.2%
Visa, Inc. - Class A	1.2%
Johnson & Johnson	1.1%
Micron Technology, Inc.	1.1%
Berkshire Hathaway, Inc. - Class B	1.0%
Nestle S.A. (Switzerland)	0.9%
The Coca-Cola Co.	0.8%
7As a percentage of total investments.

Investment Portfolio - October 31, 2019

PRO-BLEND® MODERATE TERM SERIES
	SHARES	VALUE (NOTE 2)

COMMON STOCKS - 38.2%

Communication Services - 5.9%
Diversified Telecommunication Services - 0.0%##
Elisa OYJ (Finland)	2,211	$120,756
Orange S.A. (France)	2,515	40,478
Telefonica Brasil S.A. (Brazil)	2,000	26,466

		187,700

Entertainment - 2.6%
Activision Blizzard, Inc.[1]	47,460	2,659,184
Electronic Arts, Inc.*[1]	23,425	2,258,170
Nexon Co. Ltd. (Japan)*	250,300	2,900,538
Sea Ltd. - ADR (Taiwan)*[1]	75,735	2,253,874
Toho Co. Ltd. - Tokyo (Japan)	2,500	100,964
Viacom, Inc. - Class B	378	8,150
Vivendi S.A. (France)	1,280	35,645

		10,216,525

Interactive Media & Services - 2.8%
Alphabet, Inc. - Class A*[1]	1,865	2,347,662
Alphabet, Inc. - Class C*	1,870	2,356,406
Autohome, Inc. - ADR (China)*	955	80,755
Facebook, Inc. - Class A*	15,475	2,965,784
Kakao Corp. (South Korea)	985	119,532
Tencent Holdings Ltd. - Class H (China)	77,636	3,149,143

		11,019,282

Media - 0.5%
Informa plc (United Kingdom)	10,330	103,830
Quebecor, Inc. - Class B (Canada)	33,585	780,786
Shaw Communications, Inc. - Class B (Canada)	43,130	880,217

		1,764,833

Wireless Telecommunication Services - 0.0%##
Globe Telecom, Inc. (Philippines)	780	28,037

Total Communication Services		23,216,377

Consumer Discretionary - 4.0%
Auto Components - 0.0%##
Cie Generale des Etablissements Michelin SCA (France)	235	28,613

Automobiles - 0.0%##
Peugeot S.A. (France)	725	18,361

Distributors - 0.0%##
Genuine Parts Co.	150	15,387

Diversified Consumer Services - 0.1%
Fu Shou Yuan International Group Ltd. (China)	56,640	49,990

	SHARES	VALUE (NOTE 2)

COMMON STOCKS (continued)

Consumer Discretionary (continued)
Diversified Consumer Services (continued)
New Oriental Education & Technology Group, Inc. - ADR (China)*	1,010	$123,281
TAL Education Group - ADR (China)*	2,510	107,453

		280,724

Hotels, Restaurants & Leisure - 0.2%
Basic-Fit N.V. (Netherlands)*[2]	2,645	80,897
Galaxy Entertainment Group Ltd. (Macau)	11,000	75,742
Hilton Worldwide Holdings, Inc.	530	51,389
Melco Resorts & Entertainment Ltd. - ADR (Hong Kong)	2,360	50,834
MGM China Holdings Ltd. (Macau)	32,400	51,305
Restaurant Brands International, Inc. (Canada)	985	64,458
Sands China Ltd. (Macau)	16,000	78,810
Wynn Macau Ltd. (Macau)	35,200	76,387

		529,822

Household Durables - 0.9%
Barratt Developments plc (United Kingdom)	6,875	56,223
The Berkeley Group Holdings plc (United Kingdom)	1,040	59,280
Persimmon plc (United Kingdom)	2,100	61,942
Sony Corp. - ADR (Japan)	53,405	3,248,626
Sony Corp. (Japan)	2,000	121,738
Taylor Wimpey plc (United Kingdom)	27,045	58,004

		3,605,813

Internet & Direct Marketing Retail - 1.2%
Alibaba Group Holding Ltd. - ADR (China)*[1]	1,085	191,687
Amazon.com, Inc.*[1]	1,605	2,851,539
Booking Holdings, Inc.*	785	1,608,284
Farfetch Ltd. - Class A (United Kingdom)*	2,920	26,076

		4,677,586

Leisure Products - 0.0%##
Technogym S.p.A. (Italy)[2]	8,420	92,896

Multiline Retail - 0.0%##
B&M European Value Retail S.A. (United Kingdom)	12,075	57,929
Kohl’s Corp.	203	10,406
Lojas Renner S.A. (Brazil)	2,600	32,992

The accompanying notes are an integral part of the financial statements.

Investment Portfolio - October 31, 2019

PRO-BLEND® MODERATE TERM SERIES
	SHARES	VALUE (NOTE 2)

COMMON STOCKS (continued)

Consumer Discretionary (continued)
Multiline Retail (continued)
Magazine Luiza S.A. (Brazil)	2,300	$25,463

		126,790

Specialty Retail - 0.7%
Best Buy Co., Inc.	239	17,167
The Gap, Inc.	436	7,089
The Home Depot, Inc.	448	105,092
Industria de Diseno Textil S.A. (Spain)	83,360	2,597,565

		2,726,913

Textiles, Apparel & Luxury Goods - 0.9%
EssilorLuxottica S.A. (France)	300	45,808
Hermes International (France)	40	28,814
Kering S.A. (France)	105	59,745
Kontoor Brands, Inc.	40	1,520
lululemon athletica, Inc.*	15,315	3,128,395
LVMH Moet Hennessy Louis Vuitton SE (France)	300	128,117
Shenzhou International Group
Holdings Ltd. (China)	6,900	95,349
VF Corp.	280	23,041

		3,510,789

Total Consumer Discretionary		15,613,694

Consumer Staples - 5.9%
Beverages - 3.0%
Ambev S.A. - ADR (Brazil)	168,061	724,343
Ambev S.A. (Brazil)	16,400	70,990
Anheuser-Busch InBev S.A./N.V. (Belgium)	35,640	2,876,769
The Coca-Cola Co.	60,530	3,294,648
Coca-Cola European Partners plc (United Kingdom)[1]	1,950	104,344
Diageo plc (United Kingdom)	40,513	1,658,241
Heineken N.V. (Netherlands)	1,000	102,120
Molson Coors Brewing Co. - Class B	183	9,648
PepsiCo, Inc.	21,420	2,938,181
Pernod Ricard S.A. (France)	595	109,916

		11,889,200

Food & Staples Retailing - 0.2%
Alimentation Couche-Tard, Inc. - Class B (Canada)	3,530	105,865
ICA Gruppen AB (Sweden)	2,284	101,071
The Kroger Co.	486	11,975
Loblaw Companies Ltd. (Canada)	2,030	108,258

	SHARES	VALUE (NOTE 2)

COMMON STOCKS (continued)

Consumer Staples (continued)
Food & Staples Retailing (continued)
Puregold Price Club, Inc. (Philippines)	19,700	$15,846
Raia Drogasil S.A. (Brazil)	900	24,676
Robinsons Retail Holdings, Inc. (Philippines)	11,560	17,279
Sysco Corp.	361	28,833
Walgreens Boots Alliance, Inc.	534	29,253
Walmart, Inc.	1,010	118,433

		561,489

Food Products - 1.8%
Archer-Daniels-Midland Co.	344	14,462
Barry Callebaut AG (Switzerland)	25	52,832
Chocoladefabriken Lindt & Spruengli AG (Switzerland)	5	37,152
Conagra Brands, Inc.	392	10,604
Danone S.A. (France)	2,851	236,180
General Mills, Inc.	462	23,497
The Hershey Co.	159	23,352
The J.M. Smucker Co.	111	11,730
Kellogg Co.	261	16,581
Kerry Group plc - Class A (Ireland)	930	112,609
Mondelez International, Inc. - Class A	57,136	2,996,783
Mowi ASA (Norway)	4,540	110,830
Nestle S.A. (Switzerland)	32,534	3,480,531
Tyson Foods, Inc. - Class A	207	17,138
Universal Robina Corp. (Philippines)	11,720	34,818

		7,179,099

Household Products - 0.1%
Colgate-Palmolive Co.	510	34,986
Essity AB - Class B (Sweden)	3,590	112,154
Henkel AG & Co. KGaA (Germany)	1,065	110,624
Kimberly-Clark Corp.	228	30,297
Reckitt Benckiser Group plc (United Kingdom)	1,305	100,983

		389,044

Personal Products - 0.8%
Beiersdorf AG (Germany)	560	66,298
LG Household & Health Care Ltd. (South Korea)	95	102,799
L’Oreal S.A. (France)	320	93,460
Unilever plc - ADR (United Kingdom)	44,679	2,685,655

		2,948,212

The accompanying notes are an integral part of the financial statements.

Investment Portfolio - October 31, 2019

PRO-BLEND® MODERATE TERM SERIES
	SHARES	VALUE (NOTE 2)

COMMON STOCKS (continued)

Consumer Staples (continued)
Tobacco - 0.0%##
British American Tobacco plc - ADR (United Kingdom)[1]	1,350	$47,196
British American Tobacco plc (United Kingdom)	3,195	111,748

		158,944

Total Consumer Staples		23,125,988

Energy - 1.1%
Energy Equipment & Services - 0.8%
Baker Hughes Co.	601	12,861
Core Laboratories N.V	1,110	48,884
Halliburton Co.	85,517	1,646,202
Schlumberger Ltd.	34,368	1,123,490
Transocean Ltd.*	91,500	434,625

		3,266,062

Oil, Gas & Consumable Fuels - 0.3%
Cameco Corp. (Canada)	7,619	68,038
Chevron Corp.	569	66,084
Eni S.p.A. (Italy)	6,955	105,514
Equinor ASA (Norway)	6,060	112,508
Galp Energia SGPS S.A. (Portugal)	7,045	112,683
Marathon Petroleum Corp.	479	30,632
Occidental Petroleum Corp.	398	16,119
Phillips 66	227	26,518
Repsol S.A. (Spain)	7,547	124,372
Royal Dutch Shell plc - Class B - ADR (Netherlands)	3,005	175,161
Suncor Energy, Inc. (Canada)	2,805	83,398
TOTAL S.A. (France)	2,250	118,954
Valero Energy Corp.	300	29,094

		1,069,075

Total Energy		4,335,137

Financials - 3.8%
Banks - 0.4%
Banco Bradesco S.A. (Brazil)	14,500	127,519
Banco do Brasil S.A. (Brazil)	4,700	56,264
Banco Santander Brasil S.A. (Brazil)	2,000	23,648
Bank of America Corp.	2,411	75,392
The Bank Of N.T. Butterfield & Son Ltd. (Bermuda)	2,155	71,007
Bank of the Philippine Islands (Philippines)	21,280	40,655
Barclays plc (United Kingdom)	29,110	63,142
BB&T Corp.	368	19,522
BDO Unibank, Inc. (Philippines)	17,450	53,231

	SHARES	VALUE (NOTE 2)

COMMON STOCKS (continued)

Financials (continued)
Banks (continued)
BNP Paribas S.A. (France)	1,480	$77,344
Citigroup, Inc.	705	50,661
Credit Agricole S.A. (France)	1,450	18,920
Fifth Third Bancorp	566	16,459
FinecoBank Banca Fineco S.p.A. (Italy)	7,995	90,130
Itau Unibanco Holding S.A. (Brazil)	16,200	146,469
Itausa - Investimentos Itau S.A. (Brazil)	17,800	60,805
JPMorgan Chase & Co.	943	117,800
KeyCorp	771	13,855
Lloyds Banking Group plc (United Kingdom)	81,025	59,603
Metropolitan Bank & Trust Co. (Philippines)	31,199	41,532
Regions Financial Corp.	690	11,109
Royal Bank of Scotland Group plc (United Kingdom)	21,190	58,574
SunTrust Banks, Inc.	286	19,545
U.S. Bancorp	836	47,669
Wells Fargo & Co.	1,805	93,192

		1,454,047

Capital Markets - 2.3%
B3 S.A. - Brasil Bolsa Balcao (Brazil)	6,300	76,046
BlackRock, Inc.[1]	1,610	743,337
Cboe Global Markets, Inc.	13,770	1,585,616
CME Group, Inc.	7,080	1,456,710
Deutsche Boerse AG (Germany)	720	111,499
Hargreaves Lansdown plc (United Kingdom)	2,125	48,797
Intercontinental Exchange, Inc.	16,280	1,535,530
Julius Baer Group Ltd. (Switzerland)	1,315	58,233
London Stock Exchange Group plc (United Kingdom)	590	53,170
Moody’s Corp.	7,160	1,580,140
S&P Global, Inc.	6,360	1,640,816

		8,889,894

Diversified Financial Services - 1.0%
Berkshire Hathaway, Inc. - Class B*[1]	19,375	4,118,738

Insurance - 0.1%
Admiral Group plc (United Kingdom)	3,570	93,433
The Allstate Corp.	175	18,624
AXA S.A. (France)	2,495	66,046
BB Seguridade Participacoes S.A. (Brazil)	3,300	27,935

The accompanying notes are an integral part of the financial statements.

Investment Portfolio - October 31, 2019

PRO-BLEND® MODERATE TERM SERIES
	SHARES	VALUE (NOTE 2)

COMMON STOCKS (continued)

Financials (continued)
Insurance (continued)
Chubb Ltd.	188	$28,655
The Hartford Financial Services Group, Inc.	228	13,014
Ping An Insurance Group Co. of China Ltd. - Class H (China)	7,500	86,563
The Travelers Companies, Inc.	132	17,300

		351,570

Total Financials		14,814,249

Health Care - 6.8%
Biotechnology - 1.3%
AbbVie, Inc.	735	58,469
Amgen, Inc.	326	69,520
BioMarin Pharmaceutical, Inc.*	25,150	1,841,232
Gilead Sciences, Inc.	723	46,062
Incyte Corp.*	11,890	997,809
Seattle Genetics, Inc.*	9,360	1,005,264
Vertex Pharmaceuticals, Inc.*	5,430	1,061,456

		5,079,812

Health Care Equipment & Supplies - 1.8%
Alcon, Inc. (Switzerland)*	26,655	1,579,842
Alcon, Inc. (Switzerland)*	920	54,407
Getinge AB - Class B (Sweden)	4,200	71,806
Hoya Corp. (Japan)	1,300	114,890
Koninklijke Philips N.V. (Netherlands)	2,380	104,420
Medtronic plc	46,306	5,042,723
Shandong Weigao Group Medical Polymer Co. Ltd. - Class H (China)	48,000	55,106
Smith & Nephew plc (United Kingdom)	4,695	100,785

		7,123,979

Health Care Providers & Services - 0.0%##
CVS Health Corp.	670	44,481
Quest Diagnostics, Inc.	115	11,644
Sonic Healthcare Ltd. (Australia)	5,675	111,769

		167,894

Life Sciences Tools & Services - 0.1%
Gerresheimer AG (Germany)	995	80,242
QIAGEN N.V.*[1]	1,581	47,130
QIAGEN N.V.*	2,692	80,973
Tecan Group AG (Switzerland)	105	24,841

		233,186

	SHARES	VALUE (NOTE 2)

COMMON STOCKS (continued)

Health Care (continued)
Pharmaceuticals - 3.6%
Bristol-Myers Squibb Co.	811	$46,527
Johnson & Johnson	33,937	4,481,041
Merck & Co., Inc.	12,407	1,075,191
Merck KGaA (Germany)	27,310	3,257,169
Novartis AG - ADR (Switzerland)	53,310	4,661,426
Novartis AG (Switzerland)	1,385	121,015
Perrigo Co. plc	1,695	89,869
Pfizer, Inc.	2,324	89,172
Recordati S.p.A. (Italy)	2,525	106,111
Roche Holding AG (Switzerland)	610	183,583
Sanofi (France)	1,325	122,148

		14,233,252

Total Health Care		26,838,123

Industrials - 0.5%
Aerospace & Defense - 0.1%
Airbus SE (France)	690	98,986
BAE Systems plc (United Kingdom)	16,175	120,823
The Boeing Co.	225	76,480
General Dynamics Corp.	129	22,807
Lockheed Martin Corp.	139	52,359
Safran S.A. (France)	385	60,980
Thales S.A. (France)	95	9,287
United Technologies Corp.	394	56,571

		498,293

Air Freight & Logistics - 0.0%##
C.H. Robinson Worldwide, Inc.	160	12,102
United Parcel Service, Inc. - Class B	492	56,664

		68,766

Airlines - 0.0%##
Ryanair Holdings plc - ADR (Ireland)*	949	70,833

Building Products - 0.0%##
Cie de Saint-Gobain (France)	605	24,640
Johnson Controls International plc	581	25,175

		49,815

Commercial Services & Supplies - 0.0%##
Waste Management, Inc.	275	30,858

Construction & Engineering - 0.0%##
Vinci S.A. (France)	1,030	115,562

Electrical Equipment - 0.1%
Eaton Corp. plc	306	26,656
Emerson Electric Co.	421	29,533
Legrand S.A. (France)	325	25,390

The accompanying notes are an integral part of the financial statements.

Investment Portfolio - October 31, 2019

PRO-BLEND® MODERATE TERM SERIES
	SHARES	VALUE (NOTE 2)

COMMON STOCKS (continued)

Industrials (continued)
Electrical Equipment (continued)
Rockwell Automation, Inc.	76	$13,071
Schneider Electric SE (France)	680	63,199
WEG S.A. (Brazil)	3,800	24,370

		182,219

Industrial Conglomerates - 0.1%
3M Co.	310	51,147
Honeywell International, Inc.	334	57,692
LT Group, Inc. (Philippines)	54,800	14,406
SM Investments Corp. (Philippines)	2,690	54,533

		177,778

Machinery - 0.2%
Caterpillar, Inc.	278	38,308
Cummins, Inc.	124	21,388
Daifuku Co. Ltd. (Japan)	1,200	63,674
FANUC Corp. (Japan)	700	138,075
Harmonic Drive Systems, Inc. (Japan)	1,500	69,565
Illinois Tool Works, Inc.	186	31,356
KION Group AG (Germany)	1,140	75,853
Nabtesco Corp. (Japan)	2,100	66,853
The Weir Group plc (United Kingdom)	5,275	92,139

		597,211

Professional Services - 0.0%##
SGS S.A. (Switzerland)	20	52,162

Road & Rail - 0.0%##
Localiza Rent a Car S.A. (Brazil)	1,800	19,299
Rumo S.A. (Brazil)*	4,800	27,384
Union Pacific Corp.	335	55,429

		102,112

Trading Companies & Distributors - 0.0%##
Fastenal Co.	482	17,323

Transportation Infrastructure - 0.0%##
Grupo Aeroportuario del Centro Norte S.A.B. de C.V. (Mexico)	7,900	54,821
Grupo Aeroportuario del Pacifico S.A.B. de C.V. - ADR (Mexico)	340	35,533
Grupo Aeroportuario del Sureste S.A.B. de C.V. - ADR (Mexico)	295	48,306

		138,660

Total Industrials		2,101,592

Information Technology - 6.9%
Cisco Systems, Inc.	1,680	79,817

	SHARES	VALUE (NOTE 2)

COMMON STOCKS (continued)

Information Technology (continued)
Electronic Equipment, Instruments & Components - 0.3%
Cognex Corp.	14,020	$721,890
Halma plc (United Kingdom)	2,535	61,513
Hexagon AB - Class B (Sweden)	1,270	65,021
Keyence Corp. (Japan)	306	193,483

		1,041,907

IT Services - 3.1%
Capgemini SE (France)	195	21,982
International Business Machines Corp.	430	57,504
InterXion Holding N.V. (Netherlands)*	28,720	2,533,678
Keywords Studios plc (Ireland)	1,557	22,436
Mastercard, Inc. - Class A	18,260	5,054,551
Visa, Inc. - Class A	25,390	4,541,255

		12,231,406

Semiconductors & Semiconductor Equipment - 1.6%
Applied Materials, Inc.	492	26,696
Broadcom, Inc.	181	53,006
Intel Corp.	1,898	107,294
KLA Corp.	146	24,680
Lam Research Corp.	84	22,767
Maxim Integrated Products, Inc.	226	13,257
Micron Technology, Inc.*	91,235	4,338,224
NVIDIA Corp.	8,625	1,733,798
Texas Instruments, Inc.	465	54,865

		6,374,587

Software - 1.9%
Dassault Systemes SE (France)	185	28,097
Microsoft Corp.	32,920	4,719,740
ServiceNow, Inc.*[1]	11,170	2,761,894

		7,509,731

Technology Hardware, Storage & Peripherals - 0.0%##
NetApp, Inc.	168	9,388
Western Digital Corp.	274	14,152

		23,540

Total Information Technology		27,260,988

Materials - 0.2%
Chemicals - 0.2%
Air Liquide S.A. (France)	533	70,868
Akzo Nobel N.V. (Netherlands)	763	70,344
Dow, Inc.	387	19,540
Eastman Chemical Co.	151	11,482

The accompanying notes are an integral part of the financial statements.

Investment Portfolio - October 31, 2019

PRO-BLEND® MODERATE TERM SERIES
	SHARES	VALUE (NOTE 2)

COMMON STOCKS (continued)

Materials (continued)
Chemicals (continued)
Givaudan S.A. (Switzerland)	20	$58,759
LyondellBasell Industries N.V. - Class A	281	25,206
OCI N.V. (Netherlands)*	985	22,147
Orbia Advance Corp. S.A.B. de C.V. (Mexico)	26,400	57,146
Solvay S.A. (Belgium)	1,180	128,297

		463,789

Containers & Packaging - 0.0%##
International Paper Co.	273	11,925

Metals & Mining - 0.0%##
First Quantum Minerals Ltd. (Zambia)	2,745	23,196
Lundin Mining Corp. (Chile)	4,265	21,534
Nucor Corp.	297	15,993

		60,723

Total Materials		536,437

Real Estate - 3.1%
Equity Real Estate Investment Trusts (REITS) - 3.1%
Acadia Realty Trust[1]	1,195	33,436
Agree Realty Corp.[1]	750	59,078
Alexandria Real Estate Equities, Inc.[1]	275	43,656
American Campus Communities, Inc.[1]	1,970	98,461
American Homes 4 Rent - Class A1	6,640	175,761
American Tower Corp.	7,340	1,600,707
Americold Realty Trust[1]	3,690	147,932
Apartment Investment & Management Co. - Class A1	3,216	176,494
AvalonBay Communities, Inc.[1]	1,130	245,956
Boston Properties, Inc.	979	134,319
Brandywine Realty Trust[1]	9,585	146,459
The British Land Co. plc (United Kingdom)	7,570	60,864
Camden Property Trust[1]	1,160	132,669
Community Healthcare Trust, Inc.	2,150	104,103
Cousins Properties, Inc.[1]	6,007	241,061
Crown Castle International Corp.[1]	825	114,502
CubeSmart	1,055	33,444
Digital Realty Trust, Inc.	960	121,958
Douglas Emmett, Inc.	2,545	110,249
Equinix, Inc.	4,220	2,391,812
Equity LifeStyle Properties, Inc.	1,550	108,407
Equity Residential	1,990	176,433

	SHARES	VALUE (NOTE 2)

COMMON STOCKS (continued)

Real Estate (continued)
Equity Real Estate Investment Trusts (REITS) (continued)
Essential Properties Realty Trust, Inc.	4,260	$109,312
Essex Property Trust, Inc.	425	139,030
Extra Space Storage, Inc.	385	43,224
Federal Realty Investment Trust	270	36,723
First Industrial Realty Trust, Inc.	1,810	76,219
Getty Realty Corp.	2,075	69,596
Healthcare Realty Trust, Inc.	3,185	110,742
Healthcare Trust of America, Inc. - Class A	1,965	60,915
Healthpeak Properties, Inc.	4,575	172,112
Hibernia REIT plc (Ireland)	37,110	57,779
Host Hotels & Resorts, Inc.	3,720	60,971
Independence Realty Trust, Inc.	5,145	79,233
Invitation Homes, Inc.	7,349	226,276
Jernigan Capital, Inc.	3,870	73,491
Kilroy Realty Corp.	450	37,768
Land Securities Group plc (United Kingdom)	5,075	61,816
Liberty Property Trust	1,795	106,031
Life Storage, Inc.	505	55,005
Mid-America Apartment Communities, Inc.	555	77,139
National Retail Properties, Inc.	1,890	111,340
National Storage Affiliates Trust	1,870	63,898
Omega Healthcare Investors, Inc.	1,785	78,611
Physicians Realty Trust	6,530	121,915
Plymouth Industrial REIT, Inc.	2,351	44,340
Prologis, Inc.	4,325	379,562
Public Storage	710	158,231
Realty Income Corp.	575	47,029
SBA Communications Corp.	6,180	1,487,217
Simon Property Group, Inc.	1,655	249,375
STAG Industrial, Inc.	2,260	70,150
STORE Capital Corp.	1,590	64,395
Sun Communities, Inc.	1,030	167,530
Sunstone Hotel Investors, Inc.	3,115	42,084
UDR, Inc.	2,656	133,464
UMH Properties, Inc.	2,515	37,549
Urban Edge Properties	4,670	98,584
Ventas, Inc.	1,913	124,536
VEREIT, Inc.	12,555	123,541
Vornado Realty Trust	680	44,628
Weingarten Realty Investors	3,000	95,190
Welltower, Inc.	1,784	161,791

		12,016,103

The accompanying notes are an integral part of the financial statements.

Investment Portfolio - October 31, 2019

PRO-BLEND® MODERATE TERM SERIES	SHARES/
	PRINCIPAL AMOUNT[3]	VALUE (NOTE 2)

COMMON STOCKS (continued)

Real Estate (continued)
Real Estate Management & Development - 0.0%##
Ayala Land, Inc. (Philippines)	54,200	$51,795
SM Prime Holdings, Inc. (Philippines)	90,075	69,160

		120,955

Total Real Estate		12,137,058

Utilities - 0.0%##
Electric Utilities - 0.0%##
Manila Electric Co. (Philippines)	4,520	30,142

Independent Power and Renewable Electricity Producers - 0.0%##
Aboitiz Power Corp. (Philippines)	47,200	37,159

Multi-Utilities - 0.0%##
Engie S.A. (France)	2,380	39,853
Veolia Environnement S.A. (France)	725	19,085

		58,938

Total Utilities		126,239

TOTAL COMMON STOCKS
(Identified Cost $131,311,370)		150,105,882

CORPORATE BONDS - 14.9%

Non-Convertible Corporate Bonds - 14.9%
Communication Services - 3.2%
Diversified Telecommunication Services - 1.6%
AT&T, Inc., 4.25%, 3/1/2027	2,350,000	2,581,018
CenturyLink, Inc., 5.625%, 4/1/2020	40,000	40,500
Verizon Communications, Inc., 5.25%, 3/16/2037	2,830,000	3,564,606

		6,186,124

Interactive Media & Services - 0.5%
Tencent Holdings Ltd. (China)[2], 3.975%, 4/11/2029	1,690,000	1,818,811

Media - 1.1%
Cablevision Systems Corp., 8.00%, 4/15/2020	40,000	41,000
Comcast Corp., 3.25%, 11/1/2039	1,760,000	1,784,316
Diamond Sports Group LLC - Diamond Sports Finance Co.[2], 6.625%, 8/15/2027	60,000	61,800
Discovery Communications LLC, 5.20%, 9/20/2047	2,160,000	2,362,081
Entercom Media Corp.[2], 7.25%, 11/1/2024	20,000	20,850

	PRINCIPAL AMOUNT[3]	VALUE (NOTE 2)

CORPORATE BONDS (continued)

Non-Convertible Corporate Bonds (continued)

Communication Services (continued)
Media (continued)
Townsquare Media, Inc.[2], 6.50%, 4/1/2023	40,000	$39,600

		4,309,647

Wireless Telecommunication Services - 0.0%##
Sprint Communications, Inc., 7.00%, 8/15/2020	90,000	92,715
Sprint Corp., 7.25%, 9/15/2021	40,000	42,682
Sprint Corp., 7.125%, 6/15/2024	35,000	37,975

		173,372

Total Communication Services		12,487,954

Consumer Discretionary - 2.1%
Auto Components - 0.0%##
American Axle & Manufacturing, Inc., 6.25%, 4/1/2025	20,000	19,275
Techniplas LLC[2], 10.00%, 5/1/2020	50,000	42,250

		61,525

Automobiles - 0.5%
General Motors Financial Co., Inc., 3.15%, 1/15/2020	2,120,000	2,122,866

Diversified Consumer Services - 0.0%##
GEMS MENASA Cayman Ltd. - GEMS Education Delaware LLC (United Arab Emirates)[2], 7.125%, 7/31/2026	155,000	160,619

Household Durables - 0.1%
Ashton Woods USA LLC - Ashton Woods Finance Co.[2], 6.75%, 8/1/2025	30,000	30,150
LGI Homes, Inc.[2], 6.875%, 7/15/2026	80,000	82,800
Weekley Homes LLC - Weekley Finance Corp., 6.625%, 8/15/2025	80,000	81,200

		194,150

Internet & Direct Marketing Retail - 1.5%
Alibaba Group Holding Ltd. (China), 3.40%, 12/6/2027	1,800,000	1,869,591
Booking Holdings, Inc., 3.60%, 6/1/2026	3,600,000	3,897,567
Photo Holdings Merger Sub, Inc.[2], 8.50%, 10/1/2026	60,000	52,808

		5,819,966

The accompanying notes are an integral part of the financial statements.

Investment Portfolio - October 31, 2019

PRO-BLEND® MODERATE TERM SERIES
	PRINCIPAL AMOUNT[3]	VALUE (NOTE 2)

CORPORATE BONDS (continued)

Non-Convertible Corporate Bonds (continued)
Consumer Discretionary (continued)
Specialty Retail - 0.0%##
Foxtrot Escrow Issuer LLC - Foxtrot Escrow Corp.[2], 12.25%, 11/15/2026	60,000	$60,306
Staples, Inc.[2], 7.50%, 4/15/2026	60,000	62,412

		122,718

Total Consumer Discretionary		8,481,844

Consumer Staples - 0.0%##
Food & Staples Retailing - 0.0%##
KeHE Distributors LLC - KeHE Finance Corp.[2], 8.625%, 10/15/2026	60,000	61,538

Energy - 2.5%
Energy Equipment & Services - 0.0%##
Nabors Industries, Inc., 5.50%, 1/15/2023	40,000	33,800
Shelf Drilling Holdings Ltd. (United Arab Emirates)[2], 8.25%, 2/15/2025	40,000	33,600

		67,400

Oil, Gas & Consumable Fuels - 2.5%
Antero Midstream Partners LP - Antero Midstream Finance Corp.[2], 5.75%, 3/1/2027	40,000	29,750
Antero Midstream Partners LP - Antero Midstream Finance Corp.[2], 5.75%, 1/15/2028	40,000	30,200
Bruin E&P Partners LLC[2], 8.875%, 8/1/2023	40,000	26,400
Calumet Specialty Products Partners LP - Calumet Finance Corp.[2], 11.00%, 4/15/2025	60,000	60,150
Energy Transfer Operating LP, 6.50%, 2/1/2042	1,620,000	1,940,279
Jonah Energy LLC - Jonah Energy Finance Corp.[2], 7.25%, 10/15/2025	80,000	22,400
Kinder Morgan Energy Partners LP, 6.95%, 1/15/2038	1,910,000	2,469,100
Lonestar Resources America, Inc.[2], 11.25%, 1/1/2023	40,000	28,000
Moss Creek Resources Holdings, Inc.[2], 10.50%, 5/15/2027	15,000	11,588
NuStar Logistics LP, 6.75%, 2/1/2021	40,000	41,447
Rockies Express Pipeline LLC[2], 5.625%, 4/15/2020	60,000	61,008

	PRINCIPAL AMOUNT[3]	VALUE (NOTE 2)

CORPORATE BONDS (continued)

Non-Convertible Corporate Bonds (continued)
Energy (continued)
Oil, Gas & Consumable Fuels (continued)
Sabine Pass Liquefaction LLC, 5.875%, 6/30/2026	2,690,000	$3,088,797
Southwestern Energy Co.[4], 6.20%, 1/23/2025	40,000	35,200
W&T Offshore, Inc.[2], 9.75%, 11/1/2023	20,000	18,750
The Williams Companies, Inc., 3.75%, 6/15/2027	1,840,000	1,918,466

		9,781,535

Total Energy		9,848,935

Financials - 3.7%
Banks - 3.2%
Bank of America Corp., 4.00%, 1/22/2025	3,530,000	3,765,165
Citigroup, Inc., 8.125%, 7/15/2039	1,080,000	1,776,674
Credit Suisse AG (Switzerland), 5.40%, 1/14/2020	2,620,000	2,636,978
JPMorgan Chase & Co.[5], (3 mo. LIBOR US + 1.000%), 4.023%, 12/5/2024	1,730,000	1,847,290
Santander Holdings USA, Inc., 4.50%, 7/17/2025	2,320,000	2,500,029

		12,526,136

Capital Markets - 0.4%
AG Merger Sub II, Inc.[2], 10.75%, 8/1/2027	40,000	39,600
Donnelley Financial Solutions, Inc., 8.25%, 10/15/2024	75,000	78,000
The Goldman Sachs Group, Inc., 4.25%, 10/21/2025	1,200,000	1,292,581

		1,410,181

Consumer Finance - 0.0%##
Navient Corp., 5.00%, 10/26/2020	60,000	61,107
SLM Corp., 5.125%, 4/5/2022	80,000	82,600

		143,707

Diversified Financial Services - 0.1%
Fidelity & Guaranty Life Holdings, Inc.[2], 5.50%, 5/1/2025	40,000	42,700
Global Aircraft Leasing Co. Ltd. (Cayman Islands)[2,6], 6.50%, 9/15/2024	60,000	61,407
VistaJet Malta Finance plc - XO Management Holding, Inc. (Switzerland)[2], 10.50%, 6/1/2024	60,000	58,350

		162,457

The accompanying notes are an integral part of the financial statements.

Investment Portfolio - October 31, 2019

PRO-BLEND® MODERATE TERM SERIES
	PRINCIPAL AMOUNT[3]	VALUE (NOTE 2)

CORPORATE BONDS (continued)

Non-Convertible Corporate Bonds (continued)
Financials (continued)
Thrifts & Mortgage Finance - 0.0%##
Acrisure LLC - Acrisure Finance, Inc.[2], 7.00%, 11/15/2025	65,000	$59,475
Radian Group, Inc., 4.875%, 3/15/2027	80,000	83,000

		142,475

Total Financials		14,384,956

Health Care - 0.5%
Health Care Providers & Services - 0.5%
HCA, Inc., 4.125%, 6/15/2029	1,810,000	1,917,523

Industrials - 1.4%
Commercial Services & Supplies - 0.0%##
The ADT Security Corp., 6.25%, 10/15/2021	40,000	42,650
Prime Security Services Borrower LLC - Prime Finance, Inc.[2], 5.75%, 4/15/2026	40,000	40,988
Stericycle, Inc.[2], 5.375%, 7/15/2024	80,000	83,200

		166,838

Construction & Engineering - 0.0%##
HC2 Holdings, Inc.[2], 11.50%, 12/1/2021	20,000	18,225
Tutor Perini Corp.[2], 6.875%, 5/1/2025	80,000	79,788

		98,013

Industrial Conglomerates - 0.5%
General Electric Co.[5,7], (3 mo. LIBOR US + 3.330%), 5.00%	1,910,000	1,840,763

Marine - 0.1%
American Tanker, Inc. (Norway)[2], 9.25%, 2/22/2022	100,000	100,561
Borealis Finance LLC[2], 7.50%, 11/16/2022	85,000	79,900
Global Ship Lease, Inc. (United Kingdom)[2], 9.875%, 11/15/2022	130,000	134,875

		315,336

Trading Companies & Distributors - 0.8%
AerCap Ireland Capital DAC - AerCap Global Aviation Trust (Ireland), 4.45%, 10/1/2025	2,430,000	2,636,740
Air Lease Corp., 3.625%, 4/1/2027	535,000	558,095

	PRINCIPAL AMOUNT[3]	VALUE (NOTE 2)

CORPORATE BONDS (continued)

Non-Convertible Corporate Bonds (continued)
Industrials (continued)
Trading Companies & Distributors (continued)
Fortress Transportation & Infrastructure Investors LLC[2], 6.50%, 10/1/2025	60,000	$60,600

		3,255,435

Total Industrials		5,676,385

Information Technology - 0.0%##
Communications Equipment - 0.0%##
Hughes Satellite Systems Corp., 5.25%, 8/1/2026	75,000	80,344

Materials - 0.7%
Chemicals - 0.0%##
CF Industries, Inc., 7.125%, 5/1/2020	40,000	40,961
Olin Corp., 5.625%, 8/1/2029	40,000	41,531

		82,492

Containers & Packaging - 0.0%##
ARD Securities Finance S.A.R.L (Luxembourg)[2,6], 8.75%, 1/31/2023	20,875	21,710
Berry Global, Inc.[2], 4.50%, 2/15/2026	25,000	25,156
Mauser Packaging Solutions Holding Co.[2], 7.25%, 4/15/2025	40,000	38,250

		85,116

Metals & Mining - 0.7%
Infrabuild Australia Pty Ltd. (Australia)[2], 12.00%, 10/1/2024	60,000	61,147
Mountain Province Diamonds, Inc. (Canada)[2], 8.00%, 12/15/2022	80,000	77,600
Northwest Acquisitions ULC - Dominion Finco, Inc.[2], 7.125%, 11/1/2022	80,000	40,000
Southern Copper Corp. (Peru), 5.375%, 4/16/2020	2,270,000	2,298,004
SunCoke Energy Partners LP - SunCoke Energy Partners Finance Corp.[2], 7.50%, 6/15/2025	20,000	17,000

		2,493,751

Total Materials		2,661,359

Real Estate - 0.8%
Equity Real Estate Investment Trusts (REITS) - 0.8%
American Tower Corp., 3.80%, 8/15/2029	2,260,000	2,416,014

The accompanying notes are an integral part of the financial statements.

Investment Portfolio - October 31, 2019

PRO-BLEND® MODERATE TERM SERIES	PRINCIPAL
	AMOUNT3/ SHARES	VALUE (NOTE 2)

CORPORATE BONDS (continued)

Non-Convertible Corporate Bonds (continued)

Real Estate (continued)
Equity Real Estate Investment Trusts (REITS) (continued)
GTP Acquisition Partners I LLC[2], 2.35%, 6/15/2020	589,000	$589,206

		3,005,220

Real Estate Management & Development - 0.0%##
Five Point Operating Co. LP - Five Point Capital Corp.[2], 7.875%, 11/15/2025	60,000	56,710
Forestar Group, Inc.[2], 8.00%, 4/15/2024	35,000	37,625

		94,335

Total Real Estate		3,099,555

TOTAL CORPORATE BONDS
(Identified Cost $56,252,211)		58,700,393

MUTUAL FUNDS - 0.3%
iShares MSCI India ETF	9,845	341,129
SPDR Gold Shares*	3,419	486,968
VanEck Vectors Gold Miners ETF	9,071	255,349

TOTAL MUTUAL FUNDS
(Identified Cost $992,760)		1,083,446

U.S. TREASURY SECURITIES - 20.2%

U.S. Treasury Bonds - 6.6%
U.S. Treasury Bond, 4.75%, 2/15/2037	5,409,000	7,695,570
U.S. Treasury Bond, 2.50%, 2/15/2045	7,418,000	7,891,477
U.S. Treasury Bond, 3.00%, 5/15/2047	6,720,000	7,868,700
U.S. Treasury Inflation Indexed Bond, 0.75%, 2/15/2042	2,245,046	2,359,066

Total U.S. Treasury Bonds
(Identified Cost $22,054,065)		25,814,813

U.S. Treasury Notes - 13.6%
U.S. Treasury Inflation Indexed Note, 0.125%, 4/15/2020	12,289,773	12,224,004
U.S. Treasury Inflation Indexed Note, 0.50%, 4/15/2024	5,966,171	6,044,606
U.S. Treasury Note, 1.75%, 5/15/2023	7,505,000	7,561,874
U.S. Treasury Note, 2.375%, 8/15/2024	10,720,000	11,130,375
U.S. Treasury Note, 2.125%, 5/15/2025	8,035,000	8,270,086

	PRINCIPAL AMOUNT[3]	VALUE (NOTE 2)

U.S. TREASURY SECURITIES (continued)
U.S. Treasury Notes (continued)
U.S. Treasury Note, 1.625%, 5/15/2026	8,177,000	$8,190,096

Total U.S. Treasury Notes
(Identified Cost $52,778,930)		53,421,041

TOTAL U.S. TREASURY SECURITIES
(Identified Cost $74,832,995)		79,235,854

ASSET-BACKED SECURITIES - 4.9%

Cazenovia Creek Funding I LLC, Series 2015-1A, Class A2, 2.00%, 12/10/2023	12,557	12,550
Cazenovia Creek Funding II LLC, Series 2018-1A, Class A2, 3.561%, 7/15/2030	885,739	892,171
Chesapeake Funding II LLC, Series 2017-2A, Class A1 (Canada)[2], 1.99%, 5/15/2029	2,439,323	2,438,566
Commonbond Student Loan Trust, Series 2019-AGS, Class A1[2], 2.54%, 1/25/2047	1,750,000	1,749,403
Invitation Homes Trust, Series 2017-SFR2, Class A2,8, (1 mo. LIBOR US + 0.850%), 2.739%, 12/17/2036	507,021	506,308
Invitation Homes Trust, Series 2017-SFR2, Class B2,8, (1 mo. LIBOR US + 1.150%), 3.039%, 12/17/2036	400,000	400,375
Navient Private Education Refi Loan Trust, Series 2019-CA, Class A1[2], 2.82%, 2/15/2068	1,048,612	1,058,886
Navient Student Loan Trust, Series 2019-2A, Class A2[2,8], (1 mo. LIBOR US + 1.000%), 2.823%, 2/27/2068	2,590,000	2,612,499
Progress Residential Trust, Series 2019-SFR2, Class A2, 3.147%, 5/17/2036	1,285,000	1,307,302
SoFi Consumer Loan Program Trust, Series 2019-2, Class A2, 3.01%, 4/25/2028	832,686	839,205
SoFi Professional Loan Program LLC, Series 2017-F, Class A1FX2, 2.05%, 1/25/2041	123,388	123,379
SoFi Professional Loan Program LLC, Series 2017-F, Class A2FX2, 2.84%, 1/25/2041	300,000	304,455
SoFi Professional Loan Program LLC, Series 2018-A, Class A2A2, 2.39%, 2/25/2042	367,707	368,416

The accompanying notes are an integral part of the financial statements.

Investment Portfolio - October 31, 2019

PRO-BLEND® MODERATE TERM SERIES
	PRINCIPAL AMOUNT[3]	VALUE (NOTE 2)

ASSET-BACKED SECURITIES (continued)

SoFi Professional Loan Program Trust, Series 2018-C, Class A1FX2, 3.08%, 1/25/2048	1,139,076	$1,146,212
Tax Ease Funding LLC, Series 2016-1A, Class A2, 3.131%, 6/15/2028	238,562	238,509
Towd Point Mortgage Trust, Series 2016-5, Class A1[2,9], 2.50%, 10/25/2056	1,132,856	1,137,189
Towd Point Mortgage Trust, Series 2017-1, Class A1[2,9], 2.75%, 10/25/2056	905,622	916,338
Towd Point Mortgage Trust, Series 2019-HY1, Class A1[2,8], (1 mo. LIBOR US + 1.000%), 2.823%, 10/25/2048	835,335	839,798
Tricon American Homes Trust, Series 2016-SFR1, Class A2, 2.589%, 11/17/2033	1,158,042	1,157,797
Tricon American Homes Trust, Series 2017-SFR2, Class A2, 2.928%, 1/17/2036	1,246,464	1,265,155

TOTAL ASSET-BACKED SECURITIES
(Identified Cost $19,167,138)		19,314,513

COMMERCIAL MORTGAGE-BACKED SECURITIES - 7.0%
Americold LLC Trust, Series 2010-ARTA, Class A1[2], 3.847%, 1/14/2029	63,771	64,408
Caesars Palace Las Vegas Trust, Series 2017-VICI, Class A2, 3.531%, 10/15/2034	1,850,000	1,923,888
CIM Trust, Series 2019-INV1, Class A1[2,9], 4.00%, 2/25/2049	517,863	529,165
Credit Suisse Mortgage Capital Trust, Series 2013-IVR3, Class A1[2,9], 2.50%, 5/25/2043	885,606	876,289
Credit Suisse Mortgage Capital Trust, Series 2013-TH1, Class A1[2,9], 2.13%, 2/25/2043	614,517	600,970
Fannie Mae REMICS, Series 2018-31, Class KP, 3.50%, 7/25/2047	1,205,748	1,258,737
Fannie Mae-Aces, Series 2017-M15, Class A1[9], 2.959%, 9/25/2027	1,257,315	1,317,463
FDIC Trust, Series 2011-R1, Class A2, 2.672%, 7/25/2026	10,583	10,564
Freddie Mac Multifamily Structured Pass-Through Certificates, Series K009, Class X1 (IO)[9], 1.26%, 8/25/2020	12,380,324	88,891

	PRINCIPAL AMOUNT[3]	VALUE (NOTE 2)

COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)

Freddie Mac Multifamily Structured Pass-Through Certificates, Series K014, Class X1 (IO)[9], 1.149%, 4/25/2021	7,718,921	$107,721
Freddie Mac Multifamily Structured Pass-Through Certificates, Series K016, Class X1 (IO)[9], 1.478%, 10/25/2021	4,960,943	122,777
Freddie Mac Multifamily Structured Pass-Through Certificates, Series K017, Class X1 (IO)[9], 1.298%, 12/25/2021	7,688,628	170,714
Freddie Mac Multifamily Structured Pass-Through Certificates, Series K021, Class X1 (IO)[9], 1.428%, 6/25/2022	9,628,489	309,851
Freddie Mac Multifamily Structured Pass-Through Certificates, Series K030, Class X1 (IO)[9], 0.188%, 4/25/2023	49,970,046	301,614
Freddie Mac Multifamily Structured Pass-Through Certificates, Series K032, Class X1 (IO)[9], 0.098%, 5/25/2023	37,581,738	146,685
Freddie Mac REMICS, Series 4791, Class BA, 4.00%, 3/15/2044	1,281,253	1,298,566
Freddie Mac REMICS, Series 4801, Class BA, 4.50%, 5/15/2044	1,109,391	1,132,559
FREMF Mortgage Trust, Series 2013-K28, Class X2A (IO)[2], 0.10%, 6/25/2046	123,973,007	332,198
FREMF Mortgage Trust, Series 2013-K713, Class B2,9, 3.152%, 4/25/2046	1,350,000	1,352,180
FREMF Mortgage Trust, Series 2014-K37, Class B2,9, 4.559%, 1/25/2047	1,657,000	1,802,614
Government National Mortgage Association, Series 2017-54, Class AH, 2.60%, 12/16/2056	1,499,196	1,511,750
GS Mortgage Securities Trust, Series 2010-C2, Class A1[2], 3.849%, 12/10/2043	34,220	34,421
JP Morgan Mortgage Trust, Series 2013-1, Class 1A2[2,9], 3.00%, 3/25/2043	515,109	520,152
JP Morgan Mortgage Trust, Series 2013-2, Class A2[2,9], 3.50%, 5/25/2043	502,339	512,144
JP Morgan Mortgage Trust, Series 2014-2, Class 1A1[2,9], 3.00%, 6/25/2029	635,523	645,491

The accompanying notes are an integral part of the financial statements.

Investment Portfolio - October 31, 2019

PRO-BLEND® MODERATE TERM SERIES
	PRINCIPAL AMOUNT[3]	VALUE (NOTE 2)

COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)

JP Morgan Mortgage Trust, Series 2017-3, Class 1A5[2,9], 3.50%, 8/25/2047	1,146,660	$1,160,366
JP Morgan Mortgage Trust, Series 2017-6, Class A5[2,9], 3.50%, 12/25/2048	1,250,183	1,267,408
New Residential Mortgage Loan Trust, Series 2014-3A, Class AFX3[2,9], 3.75%, 11/25/2054	499,042	519,120
New Residential Mortgage Loan Trust, Series 2015-2A, Class A1[2,9], 3.75%, 8/25/2055	653,780	681,598
New Residential Mortgage Loan Trust, Series 2016-4A, Class A1[2,9], 3.75%, 11/25/2056	697,050	727,033
OBP Depositor LLC Trust, Series 2010-OBP, Class A2, 4.646%, 7/15/2045	115,000	115,451
Sequoia Mortgage Trust, Series 2013-2, Class A9, 1.874%, 2/25/2043	571,642	551,148
Sequoia Mortgage Trust, Series 2013-7, Class A2[9], 3.00%, 6/25/2043	630,521	635,113
Sequoia Mortgage Trust, Series 2013-8, Class A1[9], 3.00%, 6/25/2043	734,860	743,156
Starwood Retail Property Trust, Series 2014-STAR, Class A2,8, (1 mo. LIBOR US + 1.220%), 3.134%, 11/15/2027	1,572,370	1,569,541
Vornado DP LLC Trust, Series 2010-VNO, Class A2FX2, 4.004%, 9/13/2028	350,000	352,455
Waikiki Beach Hotel Trust, Series 2019-WBM, Class A2,8, (1 mo. LIBOR US + 1.050%), 2.971%, 12/15/2033	965,000	965,598
WinWater Mortgage Loan Trust, Series 2015-1, Class A1[2,9], 3.50%, 1/20/2045	688,279	700,889
WinWater Mortgage Loan Trust, Series 2015-3, Class A5[2,9], 3.50%, 3/20/2045	471,863	472,934

TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES
(Identified Cost $26,851,649)		27,433,622

FOREIGN GOVERNMENT BONDS - 1.3%

Canadian Government Bond (Canada), 2.75%, 6/1/2022 CAD	433,000	339,072

	PRINCIPAL AMOUNT[3]	VALUE (NOTE 2)

FOREIGN GOVERNMENT BONDS (continued)

Export-Import Bank of Korea (South Korea), 2.625%, 12/30/2020	3,700,000	$3,721,257
Mexican Government Bond (Mexico), 8.00%, 6/11/2020	MXN 8,562,000	448,256
Mexican Government Bond (Mexico), 6.50%, 6/10/2021	MXN 3,460,000	179,465
Mexican Government Bond (Mexico), 6.50%, 6/9/2022	MXN 5,621,000	291,863
Mexican Government Bond (Mexico), 7.75%, 5/29/2031	MXN 1,081,000	60,097

TOTAL FOREIGN GOVERNMENT
BONDS
(Identified Cost $5,528,743)		5,040,010

U.S. GOVERNMENT AGENCIES - 10.6%

Mortgage-Backed Securities - 10.6%
Fannie Mae, Pool #888468, 5.50%, 9/1/2021	69,206	70,206
Fannie Mae, Pool #995233, 5.50%, 10/1/2021	2,292	2,313
Fannie Mae, Pool #888017, 6.00%, 11/1/2021	11,707	11,959
Fannie Mae, Pool #995329, 5.50%, 12/1/2021	55,630	56,487
Fannie Mae, Pool #888136, 6.00%, 12/1/2021	13,134	13,439
Fannie Mae, Pool #888810, 5.50%, 11/1/2022	83,884	84,993
Fannie Mae, Pool #AD0462, 5.50%, 10/1/2024	14,885	15,628
Fannie Mae, Pool #AL9409, 3.50%, 11/1/2031	1,047,022	1,088,135
Fannie Mae, Pool #MA3463, 4.00%, 9/1/2033	2,084,893	2,176,907
Fannie Mae, Pool #MA1834, 4.50%, 2/1/2034	515,720	554,276
Fannie Mae, Pool #MA1903, 4.50%, 5/1/2034	482,098	518,143
Fannie Mae, Pool #FM1158, 3.50%, 6/1/2034	1,587,268	1,644,440
Fannie Mae, Pool #745418, 5.50%, 4/1/2036	411,548	463,338
Fannie Mae, Pool #889576, 6.00%, 4/1/2038	352,600	405,733
Fannie Mae, Pool #MA3412, 3.50%, 7/1/2038	1,560,074	1,616,721
Fannie Mae, Pool #995196, 6.00%, 7/1/2038	787,450	906,148
Fannie Mae, Pool #AD0207, 6.00%, 10/1/2038	117,514	135,071

The accompanying notes are an integral part of the financial statements.

Investment Portfolio - October 31, 2019

PRO-BLEND® MODERATE TERM SERIES
	PRINCIPAL AMOUNT[3]	VALUE (NOTE 2)

U.S. GOVERNMENT AGENCIES (continued)

Mortgage-Backed Securities (continued)
Fannie Mae, Pool #AD0220, 6.00%, 10/1/2038	38,910	$44,765
Fannie Mae, Pool #MA0258, 4.50%, 12/1/2039	716,780	776,495
Fannie Mae, Pool #AL1595, 6.00%, 1/1/2040	505,584	581,810
Fannie Mae, Pool #AL0152, 6.00%, 6/1/2040	585,425	672,938
Fannie Mae, Pool #AS3622, 3.50%, 10/1/2044	2,106,202	2,217,981
Fannie Mae, Pool #AX5234, 4.50%, 11/1/2044	735,281	780,562
Fannie Mae, Pool #AZ9215, 4.00%, 10/1/2045	588,367	619,596
Fannie Mae, Pool #BC3490, 3.50%, 2/1/2046	1,951,414	2,034,279
Fannie Mae, Pool #MA2705, 3.00%, 8/1/2046	1,491,459	1,530,782
Fannie Mae, Pool #BE7845, 4.50%, 2/1/2047	374,126	395,039
Fannie Mae, Pool #CA1922, 5.00%, 6/1/2048	1,812,322	1,942,924
Fannie Mae, Pool #CA2056, 4.50%, 7/1/2048	1,717,001	1,812,283
Fannie Mae, Pool #MA3443, 4.00%, 8/1/2048	1,039,581	1,078,282
Fannie Mae, Pool #BK9598, 4.50%, 8/1/2048	526,106	554,673
Fannie Mae, Pool #CA2219, 5.00%, 8/1/2048	968,151	1,037,899
Fannie Mae, Pool #CA2373, 5.00%, 9/1/2048	1,545,001	1,656,272
Fannie Mae, Pool #MA3521, 4.00%, 11/1/2048	1,644,228	1,706,933
Fannie Mae, Pool #BN0622, 4.50%, 1/1/2049	1,410,234	1,484,083
Fannie Mae, Pool #AL8674, 5.645%, 1/1/2049	1,538,854	1,732,277
Fannie Mae, Pool #MA3692, 3.50%, 7/1/2049	2,064,937	2,118,425
Freddie Mac, Pool #G11850, 5.50%, 7/1/2020	1,258	1,262
Freddie Mac, Pool #G12610, 6.00%, 3/1/2022	16,735	17,149
Freddie Mac, Pool #G12655, 6.00%, 5/1/2022	11,509	11,832
Freddie Mac, Pool #G12988, 6.00%, 1/1/2023	10,119	10,494
Freddie Mac, Pool #G13078, 6.00%, 3/1/2023	16,914	17,482

	PRINCIPAL
	AMOUNT3/ SHARES	VALUE (NOTE 2)

U.S. GOVERNMENT AGENCIES (continued)

Mortgage-Backed Securities (continued)
Freddie Mac, Pool #G13331, 5.50%, 10/1/2023	8,323	$8,631
Freddie Mac, Pool #C91762, 4.50%, 5/1/2034	636,747	684,724
Freddie Mac, Pool #QN0349, 3.00%, 8/1/2034	1,317,788	1,350,149
Freddie Mac, Pool #G03696, 5.50%, 1/1/2038	1,185	1,332
Freddie Mac, Pool #G03781, 6.00%, 1/1/2038	170,868	193,909
Freddie Mac, Pool #G03926, 6.00%, 2/1/2038	175,520	201,900
Freddie Mac, Pool #G04731, 5.50%, 4/1/2038	180,886	203,279
Freddie Mac, Pool #G08273, 5.50%, 6/1/2038	226,038	253,677
Freddie Mac, Pool #G05900, 6.00%, 3/1/2040	97,357	109,932
Freddie Mac, Pool #G05906, 6.00%, 4/1/2040	123,770	138,727
Freddie Mac, Pool #A92889, 4.50%, 7/1/2040	1,333,877	1,433,753
Freddie Mac, Pool #G60183, 4.00%, 12/1/2044	632,989	664,543
Freddie Mac, Pool #ZM2525, 3.00%, 12/1/2046	1,219,907	1,250,162
Freddie Mac, Pool #Q59805, 4.50%, 11/1/2048	753,406	793,490

TOTAL U.S. GOVERNMENT AGENCIES
(Identified Cost $41,043,664)		41,888,662

U.S. GOVERNMENT SECURITIES - 1.9%

U.S. Treasury Bill - 1.9%
U.S. Treasury Bill[10], 1.58%, 5/21/2020
(Identified Cost $7,531,492)	7,598,000	7,532,558

SHORT-TERM INVESTMENT - 0.9%

Dreyfus Government Cash Management, Institutional Shares, 1.73%[11]
(Identified Cost $3,758,324)	3,758,324	3,758,324

TOTAL INVESTMENTS IN SECURITIES - 100.2%
(Identified Cost $367,270,346)		394,093,264

The accompanying notes are an integral part of the financial statements.

Investment Portfolio - October 31, 2019

PRO-BLEND® MODERATE TERM SERIES
VALUE (NOTE 2)
TOTAL OPTIONS
WRITTEN — 0.0%##
(Premiums Received $50,247)	$(72,726)

VALUE (NOTE 2)
TOTAL INVESTMENTS - 100.2%	$394,020,538
LIABILITIES, LESS OTHER ASSETS - (0.2%)	(977,275)

NET ASSETS - 100%	$393,043,263

ADR - American Depositary Receipt

CAD - Canadian Dollar

ETF - Exchange-traded fund

IO - Interest only

LIBOR - London Interbank Offered Rate

MXN - Mexican Peso

EXCHANGE-TRADED OPTIONS WRITTEN
DESCRIPTION	NUMBER OF CONTRACTS	EXPIRATION DATE	EXERCISE PRICE	NOTIONAL AMOUNT (000)[3]	VALUE
Call
Sea Ltd. - ADR	228	11/15/2019	$ 27.00	679	$(70,680)

Put
Electronic Arts, Inc.	83	11/01/2019	87.50	800	(166)
ServiceNow, Inc.	47	11/08/2019	200.00	1,162	(1,880)

					(2,046)

TOTAL EXCHANGE-TRADED OPTIONS WRITTEN (PREMIUMS RECEIVED $50,247)	$(72,726)

*Non-income producing security.

## Less than 0.1%.

1A portion of this security is designated as collateral for options contracts written. As of October 31, 2019, the total value of such securities was $11,789,998.

2Restricted securities - Investment in securities that are restricted as to public resale under the Securities Act of 1933, as amended. These securities have been sold under Rule 144A and have been determined to be liquid under the Fund’s Liquidity Risk Management Program. These securities amount to $41,865,046, or 10.7% of the Series’ net assets as of October 31, 2019 (see Note 2 to the financial statements).

3Amount is stated in USD unless otherwise noted.

4Step coupon rate security - Rate steps up/down by 25 basis points upon rating downgrade/upgrade by Moody’s and S&P rating agencies (Subject to a maximum of 100 basis points per agency, 200 basis points maximum).

5Variable rate security. Security may be issued at a fixed coupon rate, which converts to a variable rate at a specified date. Rate shown is the rate in effect as of October 31, 2019.

6Represents a Payment-In-Kind bond.

7Security is perpetual in nature and has no stated maturity date.

8Floating rate security. Rate shown is the rate in effect as of October 31, 2019.

9Variable or floating rate security, the interest rate of which adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. Rate shown is the rate in effect as of October 31, 2019.

10Represents the annualized yield at time of purchase.

11Rate shown is the current yield as of October 31, 2019.

The Global Industry Classification Standard (GICS) was developed by and is the exclusive property and a service mark of MSCI Inc. (MSCI) and Standard & Poor’s, a division of S&P Global Inc. (S&P), and is licensed for use by Manning & Napier when referencing GICS sectors. Neither MSCI, S&P, nor any third party involved in making or compiling the GICS or any GICS classifications makes any express or implied warranties or representations with respect to such standard or classification, nor shall any such party have any liability therefrom.

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities - Pro-Blend® Moderate Term Series

October 31, 2019

ASSETS:

Investments in securities, at value (identified cost $367,270,346) (Note 2)	$394,093,264
Foreign currency, at value (identified cost $114)	114
Interest receivable	1,462,551
Receivable for fund shares sold	417,394
Receivable for securities sold	356,307
Foreign tax reclaims receivable	285,945
Dividends receivable	86,026
Prepaid expenses	32,452

TOTAL ASSETS	396,734,053

LIABILITIES:

Accrued management fees (Note 3)	201,265
Accrued sub-transfer agent fees (Note 3)	130,202
Accrued distribution and service (Rule 12b-1) fees (Class S) (Class R) (Class L) (Note 3)	121,875
Accrued fund accounting and administration fees (Note 3)	39,179
Accrued Chief Compliance Officer service fees (Note 3)	687
Options written, at value (premiums received $50,247) (Note 2)	72,726
Payable for securities purchased	2,562,868
Payable for fund shares repurchased	479,368
Other payables and accrued expenses	82,620

TOTAL LIABILITIES	3,690,790

TOTAL NET ASSETS	$393,043,263

NET ASSETS CONSIST OF:

Capital stock	$337,345
Additional paid-in-capital	347,969,276
Total distributable earnings (loss)	44,736,642

TOTAL NET ASSETS	$393,043,263

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities - Pro-Blend® Moderate Term Series

October 31, 2019

NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER SHARE - Class S ($179,977,451/12,888,525 shares)	$13.96

NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER SHARE - Class I ($111,636,851/11,012,489 shares)	$10.14

NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER SHARE - Class R ($7,609,918/707,051 shares)	$10.76

NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER SHARE - Class L ($93,686,865/9,117,020 shares)	$10.28

NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER SHARE - Class W ($132,178/9,440 shares)	$14.00

The accompanying notes are an integral part of the financial statements.

Statement of Operations - Pro-Blend® Moderate Term Series

For the Year Ended October 31, 2019

INVESTMENT INCOME:

Interest	$9,003,116
Dividends (net of foreign taxes withheld, $162,441)	2,530,825

Total Investment Income	11,533,941

EXPENSES:

Management fees (Note 3)	2,892,997
Distribution and service (Rule 12b-1) fees (Class L) (Note 3)	957,462
Distribution and service (Rule 12b-1) fees (Class S) (Note 3)	321,857
Distribution and service (Rule 12b-1) fees (Class R) (Note 3)	55,899
Sub-transfer agent fees (Note 3)	259,732
Shareholder services fees (Class S) (Note 3)	226,646
Fund accounting and administration fees (Note 3)	133,745
Directors’ fees (Note 3)	41,613
Chief Compliance Officer service fees (Note 3)	3,455
Custodian fees	67,566
Miscellaneous	325,931

Total Expenses	5,286,903
Less reduction of expenses (Note 3)	(50,180)

Net Expenses	5,236,723

NET INVESTMENT INCOME	6,297,218

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY:

Net realized gain (loss) on-
Investments in securities	16,403,699
Options written	749,704
Foreign currency and translation of other assets and liabilities	(43,861)

17,109,542

Net change in unrealized appreciation (depreciation) on-
Investments in securities	23,538,359
Options written	49,970
Foreign currency and translation of other assets and liabilities	14,539

23,602,868

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY	40,712,410

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$47,009,628

The accompanying notes are an integral part of the financial statements.

Statements of Changes in Net Assets - Pro-Blend® Moderate Term Series

	FOR THE YEAR ENDED 10/31/19	FOR THE YEAR ENDED 10/31/18
INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:

Net investment income	$6,297,218	$7,284,442
Net realized gain (loss) on investments and foreign currency	17,109,542	21,468,426
Net change in unrealized appreciation (depreciation) on investments and foreign currency	23,602,868	(37,613,547)

Net increase (decrease) from operations	47,009,628	(8,860,679)

DISTRIBUTIONS TO SHAREHOLDERS (Note 9):

Class S	(15,080,047)	(24,129,787)
Class I	(8,499,100)	(10,762,805)
Class R	(916,708)	(1,531,067)
Class L	(5,668,759)	(7,862,881)
Class W	(36.00)	—

Total distributions to shareholders	(30,164,650)	(44,286,540)

CAPITAL STOCK ISSUED AND REPURCHASED:

Net increase (decrease) from capital share transactions (Note 5)	(183,247,257)	(93,924,864)

Net increase (decrease) in net assets	(166,402,279)	(147,072,083)

NET ASSETS:

Beginning of year	559,445,542	706,517,625

End of year	$393,043,263	$559,445,542

The accompanying notes are an integral part of the financial statements.

Financial Highlights - Pro-Blend® Moderate Term Series - Class S

	FOR THE YEAR ENDED
	10/31/19	10/31/18	10/31/17	10/31/16	10/31/15
Per share data (for a share outstanding throughout each year):
Net asset value - Beginning of year	$13.13	$14.17	$13.37	$13.15	$14.53

Income (loss) from investment operations:
Net investment income[1]	0.20	0.17	0.13	0.13	0.15
Net realized and unrealized gain (loss) on investments	1.28	(0.38)	0.97	0.23	(0.44)

Total from investment operations	1.48	(0.21)	1.10	0.36	(0.29)

Less distributions to shareholders:
From net investment income	(0.17)	(0.12)	(0.10)	(0.10)	(0.12)
From net realized gain on investments	(0.48)	(0.71)	(0.20)	(0.04)	(0.97)

Total distributions to shareholders	(0.65)	(0.83)	(0.30)	(0.14)	(1.09)

Net asset value - End of year	$13.96	$13.13	$14.17	$13.37	$13.15

Net assets - End of year (000’s omitted)	$179,977	$318,691	$426,426	$511,577	$683,089

Total return[2]	11.85%	(1.67% )	8.46%	2.77%	(1.99% )
Ratios (to average net assets)/Supplemental Data:
Expenses*	1.09%	1.10%	1.08%	1.07%	1.06%
Net investment income	1.53%	1.24%	0.98%	0.97%	1.08%
Series portfolio turnover	53%	74%	68%	67%	56%

*For certain periods presented, the investment advisor did not impose all or a portion of its management and/or other fees, and in some periods may have paid a portion of the Series’ expenses. If these expenses had been incurred by the Class, the expense ratio (to average net assets) would have increased by the following amounts:

	0.00% [3]	N/A	N/A	N/A	N/A

1Calculated based on average shares outstanding during the years.

2Represents aggregate total return for the years indicated, and assumes reinvestment of all distributions. Total return would have been lower had certain expenses not been waived or reimbursed during certain years.

3Less than 0.01%.

The accompanying notes are an integral part of the financial statements.

Financial Highlights - Pro-Blend® Moderate Term Series - Class I

	FOR THE YEAR ENDED
	10/31/19	10/31/18	10/31/17	10/31/16	10/31/15
Per share data (for a share outstanding throughout each year):
Net asset value - Beginning of year	$9.72	$10.72	$10.20	$10.07	$11.40

Income (loss) from investment operations:
Net investment income[1]	0.17	0.15	0.13	0.12	0.14
Net realized and unrealized gain (loss) on investments	0.93	(0.29)	0.73	0.18	(0.35)

Total from investment operations	1.10	(0.14)	0.86	0.30	(0.21)

Less distributions to shareholders:
From net investment income	(0.20)	(0.15)	(0.14)	(0.13)	(0.15)
From net realized gain on investments	(0.48)	(0.71)	(0.20)	(0.04)	(0.97)

Total distributions to shareholders	(0.68)	(0.86)	(0.34)	(0.17)	(1.12)

Net asset value - End of year	$10.14	$9.72	$10.72	$10.20	$10.07

Net assets - End of year (000’s omitted)	$111,637	$125,647	$140,706	$299,009	$740,524

Total return[2]	12.20%	(1.49% )	8.72%	3.08%	(1.76% )

Ratios (to average net assets)/Supplemental Data:
Expenses*	0.85%	0.85%	0.83%	0.82%	0.81%
Net investment income	1.76%	1.50%	1.24%	1.24%	1.33%
Series portfolio turnover	53%	74%	68%	67%	56%

*For certain periods presented, the investment advisor did not impose all or a portion of its management and/or other fees, and in some periods may have paid a portion of the Series’ expenses. If these expenses had been incurred by the Class, the expense ratio (to average net assets) would have increased by the following amounts:

	0.02%	N/A	N/A	N/A	N/A

1Calculated based on average shares outstanding during the years.

2Represents aggregate total return for the years indicated, and assumes reinvestment of all distributions. Total return would have been lower had certain expenses not been waived or reimbursed during certain years.

The accompanying notes are an integral part of the financial statements.

Financial Highlights - Pro-Blend® Moderate Term Series - Class R

	FOR THE YEAR ENDED
	10/31/19	10/31/18	10/31/17	10/31/16	10/31/15
Per share data (for a share outstanding throughout each year):
Net asset value - Beginning of year	$10.25	$11.25	$10.68	$10.53	$11.87

Income (loss) from investment operations:
Net investment income[1]	0.13	0.11	0.08	0.07	0.09
Net realized and unrealized gain (loss) on investments	0.99	(0.31)	0.77	0.20	(0.36)

Total from investment operations	1.12	(0.20)	0.85	0.27	(0.27)

Less distributions to shareholders:
From net investment income	(0.13)	(0.09)	(0.08)	(0.08)	(0.10)
From net realized gain on investments	(0.48)	(0.71)	(0.20)	(0.04)	(0.97)

Total distributions to shareholders	(0.61)	(0.80)	(0.28)	(0.12)	(1.07)

Net asset value - End of year	$10.76	$10.25	$11.25	$10.68	$10.53

Net assets - End of year (000’s omitted)	$7,610	$16,537	$22,662	$29,499	$39,917

Total return[2]	11.60%	(1.96% )	8.21%	2.55%	(2.30% )

Ratios (to average net assets)/Supplemental Data:
Expenses*	1.35%	1.35%	1.33%	1.32%	1.31%
Net investment income	1.26%	1.00%	0.73%	0.72%	0.83%
Series portfolio turnover	53%	74%	68%	67%	56%

*For certain periods presented, the investment advisor did not impose all or a portion of its management and/or other fees, and in some periods may have paid a portion of the Series’ expenses. If these expenses had been incurred by the Class, the expense ratio (to average net assets) would have increased by the following amounts:

	0.03%	N/A	N/A	N/A	N/A
1Calculated based on average shares outstanding during the years.

2Represents aggregate total return for the years indicated, and assumes reinvestment of all distributions. Total return would have been lower had certain expenses not been waived or reimbursed during certain years.

The accompanying notes are an integral part of the financial statements.

Financial Highlights - Pro-Blend® Moderate Term Series - Class L*

	FOR THE YEAR ENDED
	10/31/19	10/31/18	10/31/17	10/31/16	10/31/15
Per share data (for a share outstanding throughout each year):
Net asset value - Beginning of year	$9.84	$10.83	$10.29	$10.16	$11.49

Income (loss) from investment operations:
Net investment income[1]	0.08	0.05	0.02	0.02	0.03
Net realized and unrealized gain (loss) on investments	0.95	(0.29)	0.75	0.18	(0.35)

Total from investment operations	1.03	(0.24)	0.77	0.20	(0.32)

Less distributions to shareholders:
From net investment income	(0.11)	(0.04)	(0.03)	(0.03)	(0.04)
From net realized gain on investments	(0.48)	(0.71)	(0.20)	(0.04)	(0.97)

Total distributions to shareholders	(0.59)	(0.75)	(0.23)	(0.07)	(1.01)

Net asset value - End of year	$10.28	$9.84	$10.83	$10.29	$10.16

Net assets - End of year (000’s omitted)	$93,687	$98,571	$116,724	$128,677	$148,143

Total return[2]	11.10%	(2.42% )	7.71%	1.98%	(2.77% )

Ratios (to average net assets)/Supplemental Data:
Expenses**	1.80%	1.85%	1.83%	1.82%	1.81%
Net investment income	0.81%	0.50%	0.23%	0.22%	0.33%
Series portfolio turnover	53%	74%	68%	67%	56%

*Effective March 1, 2019, Class R2 shares of the Series have been redesignated as Class L Shares.

**For certain periods presented, the investment advisor did not impose all or a portion of its management and/or other fees, and in some periods may have paid a portion of the Series’ expenses. If these expenses had been incurred by the Class, the expense ratio (to average net assets) would have increased by the following amounts:

	0.01%	N/A	N/A	N/A	N/A

1Calculated based on average shares outstanding during the years.

2Represents aggregate total return for the years indicated, and assumes reinvestment of all distributions. Total return would have been lower had certain expenses not been waived or reimbursed during certain years.

The accompanying notes are an integral part of the financial statements.

Financial Highlights - Pro-Blend® Moderate Term Series - Class W

FOR THE PERIOD 4/1/19[1] TO 10/31/19
Per share data (for a share outstanding throughout the period):
Net asset value - Beginning of period	$13.27

Income from investment operations:
Net investment income[2]	0.23
Net realized and unrealized gain (loss) on investments	0.59

Total from investment operations	0.82

Less distributions to shareholders:
From net investment income	(0.09)
From net realized gains on investments	(0.00)[3]

Total distributions to shareholders	(0.09)

Net asset value - End of period	$14.00

Net assets - End of period (000’s omitted)	$132

Total return[4]	6.25%

Ratios (to average net assets)/Supplemental Data:
Expenses*[5]	0.10%
Net investment income[5]	3.15%
Series portfolio turnover	53%

*The investment advisor did not impose all or a portion of its management and/or other fees during the period, and may have paid a portion of the Series’ expenses. If these expenses had been incurred by the Class, the expense ratio (to average net assets) would have increased by the following amounts[5]:
0.64%

1Commencement of operations.

2Calculated based on average shares outstanding during the period.

3Less than $(0.01).

4Represents aggregate total return for the period indicated. Total return would have been lower had certain expenses not been waived or reimbursed during the period. Periods less than one year are not annualized.

5Annualized.

The accompanying notes are an integral part of the financial statements.

Performance Update as of October 31, 2019 - Pro-Blend® Extended Term Series

(unaudited)

	AVERAGE ANNUAL TOTAL RETURNS AS OF OCTOBER 31, 2019
	ONE YEAR[1]	FIVE YEAR	TEN YEAR

Pro-Blend® Extended Term Series - Class S2	13.16%	4.61%	7.34%

Pro-Blend® Extended Term Series - Class I2	13.36%	4.88%	7.61%

Pro-Blend® Extended Term Series - Class R2,3	12.73%	4.33%	7.05%

Pro-Blend® Extended Term Series - Class L2,3	12.26%	3.83%	6.55%

Pro-Blend® Extended Term Series - Class W2,4	13.80%	4.73%	7.40%

Bloomberg Barclays U.S. Aggregate Bond Index[5]	11.51%	3.24%	3.73%

40/15/45 Blended Index[6]	12.71%	6.34%	8.06%

The following graph compares the value of a $10,000 investment in the Pro-Blend® Extended Term Series - Class S for the ten years ended October 31, 2019 to the Bloomberg Barclays U.S. Aggregate Bond Index and the 40/15/45 Blended Index.

1The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

2The Series’ performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. The Series’ performance is historical and may not be indicative of future results. The performance returns shown are inclusive of the net expense ratio of the Series. For the year ended October 31, 2019, this net expense ratio was 1.05% for Class S, 0.85% for Class I, 1.35% for Class R, 1.80% for Class L and 0.10% for Class W. The gross expense ratio, which does not account for any voluntary or contractual waivers currently in effect, was 1.06% for Class S, 0.86% for Class I, 1.37% for Class R, 1.80% for Class L and 0.72% for Class W for the year ended October 31, 2019.

3For periods through the inception of Class L on January 4, 2010 and Class R on June 30, 2010, the performance is hypothetical and is based on the historical performance of the Class S shares adjusted for the respective class’ charges and expenses.

4For periods through April 1, 2019 (the inception date of the Class W shares), performance for the Class W shares is based on the historical performance of the Class S shares. Because the Class W shares invest in the same portfolio of securities as the Class S shares, performance will be different only to the extent that the Class S shares have a higher expense ratio.

5The Bloomberg Barclays U.S. Aggregate Bond Index is an unmanaged, market-value weighted index of U.S. domestic investment-grade debt issues, including government, corporate, asset-backed, and mortgage-backed securities, with maturities of one year or more. Index returns do not reflect any fees or expenses. Index returns provided by Interactive Data.

6The 40/15/45 Blended Index is 40% Russell 3000® Index (Russell 3000), 15% MSCI ACWI ex USA Index (ACWIxUS), and 45% Bloomberg Barclays U.S. Aggregate Bond Index (BAB). Russell 3000 is an unmanaged index that consists of 3,000 of the largest U.S. companies based on total market capitalization. Index returns are based on a market capitalization weighted average of relative price changes of the component stocks plus dividends whose reinvestments are compounded daily. Index returns provided by Bloomberg. ACWIxUS is designed to measure large and mid-cap representation across 22 of 23 Developed Markets countries (excluding the U.S.) and 26 Emerging Markets countries. The Index is denominated in U.S. dollars. The Index returns are net of withholding taxes. They assume daily

Performance Update as of October 31, 2019 - Pro-Blend® Extended Term Series

(unaudited)

reinvestment of net dividends thus accounting for any applicable dividend taxation. Index returns provided by Bloomberg. Index returns provided by Bloomberg. BAB is an unmanaged, market value-weighted index of U.S. domestic investment-grade debt issues, including government, corporate, asset-backed and mortgage-backed securities with maturities of one year or more. Index returns provided by Interactive Data. The returns of the indices do not reflect any fees or expenses. Returns provided are calculated monthly using a blended allocation. Because the fund’s asset allocation will vary over time, the composition of the fund’s portfolio may not match the composition of the comparative Indices. Mid-month performance may not be available for all indices within the blended index. Where applicable, performance for those indices is included from the first of the month following the corresponding Fund’s inception date.

Shareholder Expense Example - Pro-Blend® Extended Term Series

(unaudited)

As a shareholder of the Series, you incur ongoing costs, including management fees, shareholder service fees and other Series expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Series and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested in each class at the beginning of the period and held for the entire period (May 1, 2019 to October 31, 2019).

Actual Expenses

The Actual lines of the table below provide information about actual account values and actual expenses. You may use the information in these lines, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the Actual line for the Class in which you have invested under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The Hypothetical lines of each class in the table below provide information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid during the period. You may use this information to compare the ongoing costs of investing in a class of the Series and other funds. To do so, compare this 5% hypothetical example for the Class in which you have invested with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs such as sales charges (loads), redemption fees, or exchange fees that you may incur in other mutual funds. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	BEGINNING ACCOUNT VALUE 5/1/19	ENDING ACCOUNT VALUE 10/31/19	EXPENSES PAID DURING PERIOD 5/1/19-10/31/19[1]	ANNUALIZED EXPENSE RATIO

Class S

Actual	$1,000.00	$1,049.80	$5.32	1.03%

Hypothetical (5% return before expenses)	$1,000.00	$1,020.01	$5.24	1.03%

Class I

Actual	$1,000.00	$1,050.90	$4.39	0.85%

Hypothetical (5% return before expenses)	$1,000.00	$1,020.92	$4.33	0.85%

Class R

Actual	$1,000.00	$1,047.40	$6.97	1.35%

Hypothetical (5% return before expenses)	$1,000.00	$1,018.40	$6.87	1.35%

Class L

Actual	$1,000.00	$1,045.30	$9.12	1.77%

Hypothetical (5% return before expenses)	$1,000.00	$1,016.28	$9.00	1.77%

Class W

Actual	$1,000.00	$1,054.50	$0.52	0.10%

Hypothetical (5% return before expenses)	$1,000.00	$1,024.70	$0.51	0.10%

Shareholder Expense Example - Pro-Blend® Extended Term Series

(unaudited)

1Expenses are equal to the Class’ annualized expense ratio (for the six-month period), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Expenses are based on the most recent fiscal half year; therefore, the expense ratios stated above may differ from the expense ratios stated in the financial highlights, which are based on one-year data. The Class’ total return would have been lower had certain expenses not been waived during the period.

Portfolio Composition - Pro-Blend® Extended Term Series

As of October 31, 2019 (unaudited)

Sector Allocation[5]

Communication Services	10.6%
Information Technology	9.5%
Health Care	9.5%
Consumer Staples	7.8%
Financials	7.6%
Consumer Discretionary	7.0%
Real Estate	4.3%
Energy	3.3%
Industrials	2.2%
Materials	0.8%
Utilities	0.1%

[5]Including common stocks and corporate bonds, as a percentage of total investments.

Top Ten Stock Holdings[6]

Mastercard, Inc. - Class A	1.8%
Medtronic plc	1.7%
Microsoft Corp.	1.7%
Novartis AG - ADR (Switzerland)	1.6%
Visa, Inc. - Class A	1.6%
Johnson & Johnson	1.5%
Micron Technology, Inc.	1.5%
Berkshire Hathaway, Inc. - Class B	1.3%
Sony Corp. - ADR (Japan)	1.1%
Merck KGaA (Germany)	1.1%

6As a percentage of total investments.

Investment Portfolio - October 31, 2019

PRO-BLEND® EXTENDED TERM SERIES
	SHARES	VALUE (NOTE 2)

COMMON STOCKS - 50.6%

Communication Services - 8.1%
Diversified Telecommunication Services - 0.1%
Elisa OYJ (Finland)	3,746	$204,592
Orange S.A. (France)	4,370	70,333
Telefonica Brasil S.A. (Brazil)	3,400	44,991

		319,916

Entertainment - 3.6%
Activision Blizzard, Inc.[1]	77,580	4,346,807
Electronic Arts, Inc.*[1]	39,435	3,801,534
Nexon Co. Ltd. (Japan)*	434,200	5,031,617
Sea Ltd. - ADR (Taiwan)*[1]	152,950	4,551,792
Toho Co. Ltd. - Tokyo (Japan)	4,400	177,696
Viacom, Inc. - Class B	657	14,165
Vivendi S.A. (France)	2,225	61,961

		17,985,572

Interactive Media & Services - 3.8%
Alphabet, Inc. - Class A*[1]	3,270	4,116,276
Alphabet, Inc. - Class C*	3,280	4,133,161
Autohome, Inc. - ADR (China)*	1,660	140,370
Facebook, Inc. - Class A*	27,075	5,188,924
Kakao Corp. (South Korea)	1,670	202,658
Tencent Holdings Ltd. - Class H (China)	135,379	5,491,367

		19,272,756

Media - 0.6%
Informa plc (United Kingdom)	18,015	181,074
Quebecor, Inc. - Class B (Canada)	61,865	1,438,240
Shaw Communications, Inc. - Class B (Canada)	72,150	1,472,471

		3,091,785

Wireless Telecommunication Services - 0.0%##
Globe Telecom, Inc. (Philippines)	1,355	48,705

Total Communication Services		40,718,734

Consumer Discretionary - 5.3%
Auto Components - 0.0%##
Cie Generale des Etablissements Michelin SCA (France)	405	49,312

Automobiles - 0.0%##
Peugeot S.A. (France)	1,260	31,911

Distributors - 0.0%##
Genuine Parts Co.	260	26,671

Diversified Consumer Services - 0.1%
Fu Shou Yuan International Group Ltd. (China)	97,000	85,612

	SHARES	VALUE (NOTE 2)

COMMON STOCKS (continued)

Consumer Discretionary (continued)
Diversified Consumer Services (continued)
New Oriental Education & Technology Group, Inc. - ADR (China)*	1,710	$208,723
TAL Education Group - ADR (China)*	4,370	187,080

		481,415

Hotels, Restaurants & Leisure - 0.2%
Basic-Fit N.V. (Netherlands)*[2]	4,485	137,174
Galaxy Entertainment Group Ltd. (Macau)	20,000	137,713
Hilton Worldwide Holdings, Inc.	765	74,174
Melco Resorts & Entertainment Ltd. - ADR (Hong Kong)	4,095	88,206
MGM China Holdings Ltd. (Macau)	56,000	88,675
Restaurant Brands International, Inc. (Canada)	1,720	112,557
Sands China Ltd. (Macau)	28,000	137,917
Wynn Macau Ltd. (Macau)	61,200	132,809

		909,225

Household Durables - 1.3%
Barratt Developments plc (United Kingdom)	11,660	95,354
The Berkeley Group Holdings plc (United Kingdom)	1,765	100,604
Persimmon plc (United Kingdom)	3,560	105,007
Sony Corp. - ADR (Japan)	93,435	5,683,651
Sony Corp. (Japan)	3,400	206,955
Taylor Wimpey plc (United Kingdom)	45,855	98,346

		6,289,917

Internet & Direct Marketing Retail - 1.6%
Alibaba Group Holding Ltd. - ADR (China)*	1,870	330,373
Amazon.com, Inc.*	2,810	4,992,415
Booking Holdings, Inc.*	1,240	2,540,475
Farfetch Ltd. - Class A (United Kingdom)*	1,825	16,297

		7,879,560

Leisure Products - 0.0%##
Technogym S.p.A. (Italy)[2]	14,270	157,437

Multiline Retail - 0.1%
B&M European Value Retail S.A. (United Kingdom)	20,650	99,066
Kohl’s Corp.	354	18,146
Lojas Renner S.A. (Brazil)	4,400	55,832

The accompanying notes are an integral part of the financial statements.

Investment Portfolio - October 31, 2019

PRO-BLEND® EXTENDED TERM SERIES
	SHARES	VALUE (NOTE 2)

COMMON STOCKS (continued)

Consumer Discretionary (continued)
Multiline Retail (continued)
Magazine Luiza S.A. (Brazil)	4,000	$44,284

		217,328

Specialty Retail - 0.9%
Best Buy Co., Inc.	415	29,809
The Gap, Inc.	758	12,325
The Home Depot, Inc.	780	182,972
Industria de Diseno Textil S.A. (Spain)	141,940	4,422,966

		4,648,072

Textiles, Apparel & Luxury Goods - 1.1%
EssilorLuxottica S.A. (France)	510	77,874
Hermes International (France)	70	50,425
Kering S.A. (France)	180	102,419
Kontoor Brands, Inc.	69	2,622
lululemon athletica, Inc.*	24,439	4,992,155
LVMH Moet Hennessy Louis Vuitton SE (France)	520	222,069
Shenzhou International Group Holdings Ltd. (China)	12,000	165,824
VF Corp.	486	39,993

		5,653,381

Total Consumer Discretionary		26,344,229

Consumer Staples - 7.8%
Beverages - 4.0%
Ambev S.A. - ADR (Brazil)	291,188	1,255,020
Ambev S.A. (Brazil)	27,900	120,769
Anheuser-Busch InBev S.A./N.V. (Belgium)	62,299	5,028,615
The Coca-Cola Co.	94,220	5,128,395
Coca-Cola European Partners plc (United Kingdom)	3,390	181,399
Diageo plc (United Kingdom)	71,251	2,916,381
Heineken N.V. (Netherlands)	1,745	178,199
Molson Coors Brewing Co. - Class B	318	16,765
PepsiCo, Inc.	38,050	5,219,318
Pernod Ricard S.A. (France)	1,010	186,581

		20,231,442

Food & Staples Retailing - 0.2%
Alimentation Couche-Tard, Inc. - Class B (Canada)	6,150	184,439
ICA Gruppen AB (Sweden)	3,873	171,387
The Kroger Co.	845	20,821
Loblaw Companies Ltd. (Canada)	3,440	183,453

	SHARES	VALUE (NOTE 2)

COMMON STOCKS (continued)

Consumer Staples (continued)
Food & Staples Retailing (continued)
Puregold Price Club, Inc. (Philippines)	32,900	$26,463
Raia Drogasil S.A. (Brazil)	1,600	43,869
Robinsons Retail Holdings, Inc. (Philippines)	19,570	29,252
Sysco Corp.	628	50,158
Walgreens Boots Alliance, Inc.	929	50,891
Walmart, Inc.	1,755	205,791

		966,524

Food Products - 2.4%
Archer-Daniels-Midland Co.	599	25,182
Barry Callebaut AG (Switzerland)	45	95,098
Chocoladefabriken Lindt & Spruengli AG (Switzerland)	10	74,303
Conagra Brands, Inc.	681	18,421
Danone S.A. (France)	4,983	412,798
General Mills, Inc.	804	40,891
The Hershey Co.	276	40,536
The J.M. Smucker Co.	193	20,396
Kellogg Co.	454	28,843
Kerry Group plc - Class A (Ireland)	1,620	196,158
Mondelez International, Inc. - Class A	98,821	5,183,161
Mowi ASA (Norway)	7,700	187,972
Nestle S.A. (Switzerland)	51,676	5,528,368
Tyson Foods, Inc. - Class A	361	29,887
Universal Robina Corp. (Philippines).	20,320	60,367

		11,942,381

Household Products - 0.1%
Colgate-Palmolive Co.	887	60,848
Essity AB - Class B (Sweden)	6,080	189,944
Henkel AG & Co. KGaA (Germany)	1,805	187,490
Kimberly-Clark Corp.	397	52,753
Reckitt Benckiser Group plc (United Kingdom)	2,210	171,014

		662,049

Personal Products - 1.0%
Beiersdorf AG (Germany)	975	115,429
LG Household & Health Care Ltd. (South Korea)	160	173,136
L’Oreal S.A. (France)	540	157,713
Unilever plc - ADR (United Kingdom)	79,043	4,751,275

		5,197,553

The accompanying notes are an integral part of the financial statements.

Investment Portfolio - October 31, 2019

PRO-BLEND® EXTENDED TERM SERIES
	SHARES	VALUE (NOTE 2)

COMMON STOCKS (continued)

Consumer Staples (continued)
Tobacco - 0.1%
British American Tobacco plc - ADR (United Kingdom)	1,995	$69,745
British American Tobacco plc (United Kingdom)	5,420	189,570

		259,315

Total Consumer Staples		39,259,264

Energy - 1.3%
Energy Equipment & Services - 1.0%
Baker Hughes Co.	1,046	22,384
Core Laboratories N.V	1,410	62,096
Halliburton Co.	107,810	2,075,342
Schlumberger Ltd	64,793	2,118,083
Transocean Ltd.*	127,930	607,668

		4,885,573

Oil, Gas & Consumable Fuels - 0.3%
Cameco Corp. (Canada)	10,681	95,381
Chevron Corp.	991	115,095
Eni S.p.A. (Italy)	12,115	183,796
Equinor ASA (Norway)	10,555	195,961
Galp Energia SGPS S.A. (Portugal)	11,600	185,539
Marathon Petroleum Corp.	835	53,398
Occidental Petroleum Corp.	692	28,026
Phillips 66	395	46,144
Repsol S.A. (Spain)	12,791	210,792
Royal Dutch Shell plc - Class B - ADR (Netherlands)	5,095	296,988
Suncor Energy, Inc. (Canada)	4,890	145,389
TOTAL S.A. (France)	3,820	201,957
Valero Energy Corp.	523	50,721

		1,809,187

Total Energy		6,694,760

Financials - 4.8%
Banks - 0.5%
Banco Bradesco S.A. (Brazil)	24,700	217,222
Banco do Brasil S.A. (Brazil)	8,000	95,769
Banco Santander Brasil S.A. (Brazil)	3,400	40,201
Bank of America Corp.	4,194	131,146
The Bank Of N.T. Butterfield & Son Ltd. (Bermuda)	3,680	121,256
Bank of the Philippine Islands (Philippines)	36,890	70,478
Barclays plc (United Kingdom)	49,365	107,077
BB&T Corp.	640	33,952
BDO Unibank, Inc. (Philippines)	30,270	92,339

	SHARES	VALUE (NOTE 2)

COMMON STOCKS (continued)

Financials (continued)
Banks (continued)
BNP Paribas S.A. (France)	2,570	$134,307
Citigroup, Inc.	1,225	88,028
Credit Agricole S.A. (France)	2,415	31,512
Fifth Third Bancorp	984	28,615
FinecoBank Banca Fineco S.p.A. (Italy)	14,000	157,827
Itau Unibanco Holding S.A. (Brazil)	27,500	248,635
Itausa - Investimentos Itau S.A. (Brazil)	30,200	103,164
JPMorgan Chase & Co.	1,641	204,994
KeyCorp	1,342	24,116
Lloyds Banking Group plc (United Kingdom)	137,380	101,058
Metropolitan Bank & Trust Co. (Philippines)	54,087	72,001
Regions Financial Corp.	1,200	19,320
Royal Bank of Scotland Group plc (United Kingdom)	35,930	99,319
SunTrust Banks, Inc.	497	33,965
U.S. Bancorp	1,454	82,907
Wells Fargo & Co.	3,139	162,067

		2,501,275

Capital Markets - 2.9%
B3 S.A. - Brasil Bolsa Balcao (Brazil)	10,700	129,158
BlackRock, Inc.	2,820	1,301,994
Cboe Global Markets, Inc.	21,820	2,512,573
CME Group, Inc.	11,990	2,466,942
Deutsche Boerse AG (Germany)	1,170	181,186
Hargreaves Lansdown plc (United Kingdom)	3,610	82,898
Intercontinental Exchange, Inc.	27,800	2,622,096
Julius Baer Group Ltd. (Switzerland)	2,250	99,638
London Stock Exchange Group plc (United Kingdom)	1,000	90,119
Moody’s Corp.	11,710	2,584,280
S&P Global, Inc.	9,990	2,577,320

		14,648,204

Diversified Financial Services - 1.3%
Berkshire Hathaway, Inc. - Class B*	29,820	6,339,136

Insurance - 0.1%
Admiral Group plc (United Kingdom)	6,105	159,779
The Allstate Corp.	305	32,458
AXA S.A. (France)	4,340	114,885
BB Seguridade Participacoes S.A. (Brazil)	5,700	48,252

The accompanying notes are an integral part of the financial statements.

Investment Portfolio - October 31, 2019

PRO-BLEND® EXTENDED TERM SERIES
	SHARES	VALUE (NOTE 2)

COMMON STOCKS (continued)

Financials (continued)
Insurance (continued)
Chubb Ltd.	327	$49,841
The Hartford Financial Services Group, Inc.	397	22,661
Ping An Insurance Group Co. of China Ltd. - Class H (China)	13,000	150,043
The Travelers Companies, Inc.	230	30,144

		608,063

Total Financials		24,096,678

Health Care - 9.1%
Biotechnology - 1.7%
AbbVie, Inc.	1,280	101,824
Amgen, Inc.	566	120,699
BioMarin Pharmaceutical, Inc.*	42,515	3,112,523
Gilead Sciences, Inc.	1,258	80,147
Incyte Corp.*	20,520	1,722,038
Seattle Genetics, Inc.*	15,970	1,715,178
Vertex Pharmaceuticals, Inc.*	8,290	1,620,529

		8,472,938

Health Care Equipment & Supplies - 2.4%
Alcon, Inc. (Switzerland)*	45,976	2,724,998
Alcon, Inc. (Switzerland)*	1,602	94,739
Getinge AB - Class B (Sweden)	7,360	125,831
Hoya Corp. (Japan)	2,300	203,268
Koninklijke Philips N.V. (Netherlands)	4,035	177,032
Medtronic plc	78,565	8,555,728
Shandong Weigao Group Medical Polymer Co. Ltd. - Class H (China)	84,000	96,435
Smith & Nephew plc (United Kingdom)	7,955	170,766

		12,148,797

Health Care Providers & Services - 0.0%##
CVS Health Corp.	1,164	77,278
Quest Diagnostics, Inc.	200	20,250
Sonic Healthcare Ltd. (Australia)	9,615	189,368

		286,896

Life Sciences Tools & Services - 0.1%
Gerresheimer AG (Germany)	1,710	137,903
QIAGEN N.V.*	2,087	62,213
QIAGEN N.V.*	3,399	102,239
Tecan Group AG (Switzerland)	190	44,950

		347,305

	SHARES	VALUE (NOTE 2)

COMMON STOCKS (continued)

Health Care (continued)
Pharmaceuticals - 4.9%
Bristol-Myers Squibb Co.	1,412	$81,006
Johnson & Johnson[1]	58,165	7,680,107
Merck & Co., Inc.	21,604	1,872,203
Merck KGaA (Germany)	46,435	5,538,142
Novartis AG - ADR (Switzerland)	91,980	8,042,731
Novartis AG (Switzerland)	2,355	205,769
Perrigo Co. plc	2,970	157,469
Pfizer, Inc.	4,042	155,092
Recordati S.p.A. (Italy)	4,280	179,863
Roche Holding AG (Switzerland)	1,040	312,994
Sanofi (France)	2,245	206,960

		24,432,336

Total Health Care		45,688,272

Industrials - 0.7%
Aerospace & Defense - 0.2%
Airbus SE (France)	1,205	172,867
BAE Systems plc (United Kingdom)	27,265	203,662
The Boeing Co.	392	133,245
General Dynamics Corp.	225	39,780
Lockheed Martin Corp.	242	91,157
Safran S.A. (France)	660	104,537
Thales S.A. (France)	155	15,153
United Technologies Corp.	686	98,496

		858,897

Air Freight & Logistics - 0.0%##
C.H. Robinson Worldwide, Inc.	279	21,104
United Parcel Service, Inc. - Class B	856	98,586

		119,690

Airlines - 0.0%##
Ryanair Holdings plc - ADR (Ireland)*	1,626	121,365

Building Products - 0.0%##
Cie de Saint-Gobain (France)	1,055	42,968
Johnson Controls International plc	1,011	43,807

		86,775

Commercial Services & Supplies - 0.0%##
Waste Management, Inc.	478	53,636

Construction & Engineering - 0.0%##
Vinci S.A. (France)	1,760	197,466

Electrical Equipment - 0.1%
Eaton Corp. plc	533	46,430
Emerson Electric Co.	732	51,350
Legrand S.A. (France)	565	44,140

The accompanying notes are an integral part of the financial statements.

Investment Portfolio - October 31, 2019

PRO-BLEND® EXTENDED TERM SERIES
	SHARES	VALUE (NOTE 2)

COMMON STOCKS (continued)

Industrials (continued)
Electrical Equipment (continued)
Rockwell Automation, Inc.	132	$22,703
Schneider Electric SE (France)	1,185	110,134
WEG S.A. (Brazil)	6,500	41,686

		316,443

Industrial Conglomerates - 0.1%
3M Co.	540	89,095
Honeywell International, Inc.	581	100,356
LT Group, Inc. (Philippines)	92,700	24,369
SM Investments Corp. (Philippines)	4,665	94,571

		308,391

Machinery - 0.2%
Caterpillar, Inc.	483	66,557
Cummins, Inc.	216	37,256
Daifuku Co. Ltd. (Japan)	2,000	106,123
FANUC Corp. (Japan)	1,300	256,424
Harmonic Drive Systems, Inc. (Japan)	2,700	125,217
Illinois Tool Works, Inc.	323	54,451
KION Group AG (Germany)	1,930	128,418
Nabtesco Corp. (Japan)	3,700	117,789
The Weir Group plc (United Kingdom)	7,260	126,811

		1,019,046

Professional Services - 0.0%##
SGS S.A. (Switzerland)	35	91,284

Road & Rail - 0.0%##
Localiza Rent a Car S.A. (Brazil)	3,100	33,238
Rumo S.A. (Brazil)*	8,100	46,211
Union Pacific Corp.	582	96,298

		175,747

Trading Companies & Distributors - 0.0%##
Fastenal Co.	840	30,190

Transportation Infrastructure - 0.1%
Grupo Aeroportuario del Centro
Norte S.A.B. de C.V. (Mexico)	13,400	92,988
Grupo Aeroportuario del Pacifico S.A.B. de C.V. - ADR (Mexico)	595	62,183
Grupo Aeroportuario del Sureste S.A.B. de C.V. - ADR (Mexico)	505	82,694

		237,865

Total Industrials		3,616,795

Information Technology - 9.5%
Communications Equipment - 0.0%##
Cisco Systems, Inc.	2,923	138,872

	SHARES	VALUE (NOTE 2)

COMMON STOCKS (continued)

Information Technology (continued)
Electronic Equipment, Instruments & Components - 0.4%
Cognex Corp.	23,840	$1,227,522
Halma plc (United Kingdom)	4,290	104,099
Hexagon AB - Class B (Sweden)	2,150	110,076
Keyence Corp. (Japan)	618	390,759

		1,832,456

IT Services - 4.3%
Capgemini SE (France)	340	38,328
International Business Machines Corp.	748	100,030
InterXion Holding N.V. (Netherlands)*	52,060	4,592,733
Keywords Studios plc (Ireland)	2,166	31,212
Mastercard, Inc. - Class A	31,855	8,817,783
Visa, Inc. - Class A	44,385	7,938,701

		21,518,787

Semiconductors & Semiconductor Equipment - 2.2%
Applied Materials, Inc.	855	46,392
Broadcom, Inc.	315	92,248
Intel Corp.	3,300	186,549
KLA Corp.	253	42,767
Lam Research Corp.	146	39,572
Maxim Integrated Products, Inc.	393	23,053
Micron Technology, Inc.*	156,470	7,440,148
NVIDIA Corp.	14,725	2,960,019
Texas Instruments, Inc.	809	95,454

		10,926,202

Software - 2.6%
Dassault Systemes SE (France)	325	49,360
Microsoft Corp.	57,910	8,302,557
ServiceNow, Inc.*[1]	19,435	4,805,498

		13,157,415

Technology Hardware, Storage & Peripherals - 0.0%##
NetApp, Inc.	292	16,317
Western Digital Corp.	476	24,585

		40,902

Total Information Technology		47,614,634

Materials - 0.2%
Chemicals - 0.2%
Air Liquide S.A. (France)	907	120,596
Akzo Nobel N.V. (Netherlands)	1,285	118,469
Dow, Inc.	674	34,030
Eastman Chemical Co.	264	20,075

The accompanying notes are an integral part of the financial statements.

Investment Portfolio - October 31, 2019

PRO-BLEND® EXTENDED TERM SERIES
	SHARES	VALUE (NOTE 2)

COMMON STOCKS (continued)

Materials (continued)
Chemicals (continued)
Givaudan S.A. (Switzerland)	30	$88,138
LyondellBasell Industries N.V. - Class A	489	43,863
OCI N.V. (Netherlands)*	1,460	32,827
Orbia Advance Corp. S.A.B. de C.V. (Mexico)	39,200	84,854
Solvay S.A. (Belgium)	2,060	223,975

		766,827

Containers & Packaging - 0.0%##
International Paper Co.	474	20,704

Metals & Mining - 0.0%##
First Quantum Minerals Ltd. (Zambia)	5,330	45,041
Lundin Mining Corp. (Chile)	7,485	37,792
Nucor Corp.	517	27,840

		110,673

Total Materials		898,204

Real Estate - 3.7%
Equity Real Estate Investment Trusts (REITS) - 3.7%
Acadia Realty Trust	1,740	48,685
Agree Realty Corp.	1,095	86,253
Alexandria Real Estate Equities, Inc.	400	63,500
American Campus Communities, Inc.	2,875	143,692
American Homes 4 Rent - Class A	9,605	254,244
American Tower Corp.	11,020	2,403,242
Americold Realty Trust	5,355	214,682
Apartment Investment & Management Co. - Class A	4,666	256,070
AvalonBay Communities, Inc.	1,650	359,139
Boston Properties, Inc.	1,431	196,333
Brandywine Realty Trust	13,975	213,538
The British Land Co. plc (United Kingdom)	12,835	103,195
Camden Property Trust	1,690	193,285
Community Healthcare Trust, Inc.	3,135	151,797
Cousins Properties, Inc.	8,757	351,418
Crown Castle International Corp.	1,205	167,242
CubeSmart	1,505	47,708
Digital Realty Trust, Inc.	1,400	177,856
Douglas Emmett, Inc.	3,710	160,717
Equinix, Inc.	7,145	4,049,643
Equity LifeStyle Properties, Inc.	2,260	158,064
Equity Residential	2,915	258,444

	SHARES	VALUE (NOTE 2)

COMMON STOCKS (continued)

Real Estate (continued)
Equity Real Estate Investment Trusts (REITS) (continued)
Essential Properties Realty Trust, Inc.	6,260	$160,632
Essex Property Trust, Inc.	622	203,475
Extra Space Storage, Inc.	560	62,871
Federal Realty Investment Trust	395	53,724
First Industrial Realty Trust, Inc.	2,635	110,960
Getty Realty Corp.	3,025	101,458
Healthcare Realty Trust, Inc.	4,650	161,680
Healthcare Trust of America, Inc. - Class A	2,860	88,660
Healthpeak Properties, Inc.	6,690	251,678
Hibernia REIT plc (Ireland)	54,110	84,247
Host Hotels & Resorts, Inc.	5,425	88,916
Independence Realty Trust, Inc.	7,505	115,577
Invitation Homes, Inc.	10,633	327,390
Jernigan Capital, Inc.	5,580	105,964
Kilroy Realty Corp.	658	55,226
Land Securities Group plc (United Kingdom)	8,610	104,875
Liberty Property Trust	2,615	154,468
Life Storage, Inc.	740	80,601
Mid-America Apartment Communities, Inc.	810	112,582
National Retail Properties, Inc.	2,755	162,297
National Storage Affiliates Trust	2,725	93,113
Omega Healthcare Investors, Inc.	2,605	114,724
Physicians Realty Trust	9,510	177,552
Plymouth Industrial REIT, Inc.	3,427	64,633
Prologis, Inc.	6,190	543,234
Public Storage	1,035	230,660
Realty Income Corp.	835	68,295
SBA Communications Corp.	9,830	2,365,590
Simon Property Group, Inc.	2,415	363,892
STAG Industrial, Inc.	3,360	104,294
STORE Capital Corp.	2,340	94,770
Sun Communities, Inc.	1,475	239,909
Sunstone Hotel Investors, Inc.	4,545	61,403
UDR, Inc.	3,883	195,121
UMH Properties, Inc.	3,665	54,718
Urban Edge Properties	6,805	143,654
Ventas, Inc.	2,796	182,020
VEREIT, Inc.	18,310	180,170
Vornado Realty Trust	995	65,302
Weingarten Realty Investors	4,375	138,819
Welltower, Inc.	2,609	236,610

		18,364,511

The accompanying notes are an integral part of the financial statements.

Investment Portfolio - October 31, 2019

PRO-BLEND® EXTENDED TERM SERIES	SHARES/ PRINCIPAL AMOUNT[3]
		VALUE (NOTE 2)

COMMON STOCKS (continued)

Real Estate (continued)
Real Estate Management & Development - 0.0%##
Ayala Land, Inc. (Philippines)	94,000	$89,829
SM Prime Holdings, Inc. (Philippines)	156,175	119,913

		209,742

Total Real Estate		18,574,253

Utilities - 0.1%
Electric Utilities - 0.0%##
Manila Electric Co. (Philippines)	7,840	52,282

Independent Power and Renewable Electricity Producers - 0.0%##
Aboitiz Power Corp. (Philippines)	81,900	64,477

Multi-Utilities - 0.1%
Engie S.A. (France)	4,140	69,323
Veolia Environnement S.A. (France)	1,265	33,300

		102,623

Total Utilities		219,382

TOTAL COMMON STOCKS
(Identified Cost $219,211,780)		253,725,205

CORPORATE BONDS - 12.0%

Non-Convertible Corporate Bonds - 12.0%
Communication Services - 2.5%
Diversified Telecommunication Services - 1.2%
AT&T, Inc., 4.25%, 3/1/2027	2,280,000	2,504,136
CenturyLink, Inc., 5.625%, 4/1/2020 .	50,000	50,625
Verizon Communications, Inc., 5.25%, 3/16/2037	2,720,000	3,426,053

		5,980,814

Interactive Media & Services - 0.4%
Tencent Holdings Ltd. (China)[2], 3.975%, 4/11/2029	1,620,000	1,743,476

Media - 0.9%
Cablevision Systems Corp., 8.00%, 4/15/2020	50,000	51,250
Comcast Corp., 3.25%, 11/1/2039	1,690,000	1,713,349
Diamond Sports Group LLC -
Diamond Sports Finance Co.[2], 6.625%, 8/15/2027	75,000	77,250
Discovery Communications LLC, 5.20%, 9/20/2047	2,230,000	2,438,630
Entercom Media Corp.[2], 7.25%, 11/1/2024	25,000	26,062

	PRINCIPAL AMOUNT[3]	VALUE (NOTE 2)

CORPORATE BONDS (continued)

Non-Convertible Corporate Bonds (continued)
Communication Services (continued)
Media (continued)
Townsquare Media, Inc.[2], 6.50%, 4/1/2023	50,000	$49,500

		4,356,041

Wireless Telecommunication Services - 0.0%##
Sprint Communications, Inc., 7.00%, 8/15/2020	115,000	118,470
Sprint Corp., 7.25%, 9/15/2021	50,000	53,353
Sprint Corp., 7.125%, 6/15/2024	50,000	54,250

		226,073

Total Communication Services		12,306,404

Consumer Discretionary - 1.7%
Auto Components - 0.0%##
American Axle & Manufacturing, Inc., 6.25%, 4/1/2025	25,000	24,094
Techniplas LLC[2], 10.00%, 5/1/2020	65,000	54,925

		79,019

Automobiles - 0.5%
General Motors Financial Co., Inc., 3.15%, 1/15/2020	2,670,000	2,673,610

Diversified Consumer Services - 0.0%##
GEMS MENASA Cayman Ltd. - GEMS Education Delaware LLC (United Arab Emirates)[2], 7.125%, 7/31/2026	200,000	207,250

Household Durables - 0.1%
Ashton Woods USA LLC - Ashton
Woods Finance Co.[2], 6.75%, 8/1/2025	55,000	55,275
LGI Homes, Inc.[2], 6.875%, 7/15/2026	100,000	103,500
Weekley Homes LLC - Weekley Finance Corp., 6.625%, 8/15/2025	105,000	106,575

		265,350

Internet & Direct Marketing Retail - 1.1%
Alibaba Group Holding Ltd. (China), 3.40%, 12/6/2027	1,740,000	1,807,271
Booking Holdings, Inc., 3.60%, 6/1/2026	3,250,000	3,518,637
Photo Holdings Merger Sub, Inc.[2], 8.50%, 10/1/2026	75,000	66,010

		5,391,918

The accompanying notes are an integral part of the financial statements.

Investment Portfolio - October 31, 2019

PRO-BLEND® EXTENDED TERM SERIES
	PRINCIPAL AMOUNT[3]	VALUE (NOTE 2)

CORPORATE BONDS (continued)

Non-Convertible Corporate Bonds (continued)
Consumer Discretionary (continued)
Specialty Retail - 0.0%##
Foxtrot Escrow Issuer LLC - Foxtrot Escrow Corp.[2], 12.25%, 11/15/2026	75,000	$75,382
Staples, Inc.[2], 7.50%, 4/15/2026	80,000	83,216

		158,598

Total Consumer Discretionary		8,775,745

Consumer Staples - 0.0%##
Food & Staples Retailing - 0.0%##
KeHE Distributors LLC - KeHE Finance Corp.[2], 8.625%, 10/15/2026	70,000	71,794

Energy - 1.9%
Energy Equipment & Services - 0.0%##
Nabors Industries, Inc., 5.50%, 1/15/2023	55,000	46,475
Shelf Drilling Holdings Ltd. (United Arab Emirates)[2], 8.25%, 2/15/2025	55,000	46,200

		92,675

Oil, Gas & Consumable Fuels - 1.9%
Antero Midstream Partners LP - Antero Midstream Finance Corp.[2], 5.75%, 3/1/2027	50,000	37,187
Antero Midstream Partners LP - Antero Midstream Finance Corp.[2], 5.75%, 1/15/2028	55,000	41,525
Bruin E&P Partners LLC[2], 8.875%, 8/1/2023	55,000	36,300
Calumet Specialty Products Partners LP - Calumet Finance Corp.[2], 11.00%, 4/15/2025	75,000	75,187
Energy Transfer Operating LP, 6.50%, 2/1/2042	1,590,000	1,904,347
Jonah Energy LLC - Jonah Energy Finance Corp.[2], 7.25%, 10/15/2025	105,000	29,400
Kinder Morgan Energy Partners LP, 6.95%, 1/15/2038	1,940,000	2,507,882
Lonestar Resources America, Inc.[2], 11.25%, 1/1/2023	50,000	35,000
Moss Creek Resources Holdings, Inc.[2], 10.50%, 5/15/2027	15,000	11,587
NuStar Logistics LP, 6.75%, 2/1/2021	50,000	51,809
Rockies Express Pipeline LLC[2], 5.625%, 4/15/2020	75,000	76,260

	PRINCIPAL AMOUNT[3]	VALUE (NOTE 2)

CORPORATE BONDS (continued)

Non-Convertible Corporate Bonds (continued)
Energy (continued)
Oil, Gas & Consumable Fuels (continued)
Sabine Pass Liquefaction LLC, 5.875%, 6/30/2026	2,630,000	$3,019,902
Southwestern Energy Co.[4], 6.20%, 1/23/2025	55,000	48,400
W&T Offshore, Inc.[2], 9.75%, 11/1/2023	25,000	23,438
The Williams Companies, Inc., 3.75%, 6/15/2027	1,720,000	1,793,349

		9,691,573

Total Energy		9,784,248

Financials - 2.8%
Banks - 2.4%
Bank of America Corp., 4.00%, 1/22/2025	3,190,000	3,402,515
Citigroup, Inc., 8.125%, 7/15/2039	1,060,000	1,743,772
Credit Suisse AG (Switzerland), 5.40%, 1/14/2020	2,590,000	2,606,783
JPMorgan Chase & Co.[5], (3 mo. LIBOR US + 1.000%), 4.023%, 12/5/2024	1,700,000	1,815,256
Santander Holdings USA, Inc., 4.50%, 7/17/2025	2,190,000	2,359,941

		11,928,267

Capital Markets - 0.3%
AG Merger Sub II, Inc.[2], 10.75%, 8/1/2027	50,000	49,500
Donnelley Financial Solutions, Inc., 8.25%, 10/15/2024	95,000	98,800
The Goldman Sachs Group, Inc., 4.25%, 10/21/2025	1,140,000	1,227,952

		1,376,252

Consumer Finance - 0.0%##
Navient Corp., 5.00%, 10/26/2020	75,000	76,384
SLM Corp., 5.125%, 4/5/2022	105,000	108,412

		184,796

Diversified Financial Services - 0.1%
Fidelity & Guaranty Life Holdings, Inc.[2], 5.50%, 5/1/2025	50,000	53,375
Global Aircraft Leasing Co. Ltd. (Cayman Islands)[2,6], 6.50%, 9/15/2024	75,000	76,759
VistaJet Malta Finance plc - XO Management Holding, Inc. (Switzerland)[2], 10.50%, 6/1/2024	80,000	77,800

		207,934

The accompanying notes are an integral part of the financial statements.

Investment Portfolio - October 31, 2019

PRO-BLEND® EXTENDED TERM SERIES
	PRINCIPAL AMOUNT[3]	VALUE (NOTE 2)

CORPORATE BONDS (continued)

Non-Convertible Corporate Bonds (continued)
Financials (continued)
Thrifts & Mortgage Finance - 0.0%##
Acrisure LLC - Acrisure Finance, Inc.[2], 7.00%, 11/15/2025	85,000	$77,775
Radian Group, Inc., 4.875%, 3/15/2027	105,000	108,937

		186,712

Total Financials		13,883,961

Health Care - 0.4%
Health Care Providers & Services - 0.4%
HCA, Inc., 4.125%, 6/15/2029	1,770,000	1,875,147

Industrials - 1.5%
Commercial Services & Supplies - 0.0%##
The ADT Security Corp., 6.25%, 10/15/2021	50,000	53,312
Prime Security Services Borrower LLC - Prime Finance, Inc.[2], 5.75%, 4/15/2026	50,000	51,235
Stericycle, Inc.[2], 5.375%, 7/15/2024 .	105,000	109,200

		213,747

Construction & Engineering - 0.0%##
HC2 Holdings, Inc.[2], 11.50%, 12/1/2021	25,000	22,781
Tutor Perini Corp.[2], 6.875%, 5/1/2025	105,000	104,722

		127,503

Industrial Conglomerates - 0.4%
General Electric Co.[5,7], (3 mo. LIBOR US + 3.330%), 5.00%	1,980,000	1,908,225

Marine - 0.1%
American Tanker, Inc. (Norway)[2], 9.25%, 2/22/2022	130,000	130,729
Borealis Finance LLC[2], 7.50%, 11/16/2022	110,000	103,400
Global Ship Lease, Inc. (United Kingdom)[2], 9.875%, 11/15/2022	125,000	129,687

		363,816

Trading Companies & Distributors - 1.0%
AerCap Ireland Capital DAC - AerCap Global Aviation Trust (Ireland), 4.45%, 10/1/2025	2,260,000	2,452,277
Air Lease Corp., 3.625%, 4/1/2027	2,290,000	2,388,855

	PRINCIPAL AMOUNT[3]	VALUE (NOTE 2)

CORPORATE BONDS (continued)

Non-Convertible Corporate Bonds (continued)
Industrials (continued)
Trading Companies & Distributors (continued)
Fortress Transportation & Infrastructure Investors LLC[2], 6.50%, 10/1/2025	80,000	$80,800

		4,921,932

Total Industrials		7,535,223

Information Technology - 0.0%##
Communications Equipment - 0.0%##
Hughes Satellite Systems Corp., 5.25%, 8/1/2026	100,000	107,125

Materials - 0.6%
Chemicals - 0.0%##
CF Industries, Inc., 7.125%, 5/1/2020	50,000	51,202
Olin Corp., 5.625%, 8/1/2029	50,000	51,913

		103,115

Containers & Packaging - 0.0%##
ARD Securities Finance S.A.R.L (Luxembourg) [2,6], 8.75%, 1/31/2023	31,312	32,564
Berry Global, Inc.[2], 4.50%, 2/15/2026	35,000	35,219
Mauser Packaging Solutions Holding Co.[2], 7.25%, 4/15/2025	55,000	52,594

		120,377

Metals & Mining - 0.6%
Infrabuild Australia Pty Ltd. (Australia)[2], 12.00%, 10/1/2024	80,000	81,530
Mountain Province Diamonds, Inc. (Canada)[2], 8.00%, 12/15/2022	105,000	101,850
Northwest Acquisitions ULC - Dominion Finco, Inc.[2], 7.125%, 11/1/2022	105,000	52,500
Southern Copper Corp. (Peru), 5.375%, 4/16/2020	2,360,000	2,389,115
SunCoke Energy Partners LP - SunCoke Energy Partners Finance Corp.[2], 7.50%, 6/15/2025	25,000	21,250

		2,646,245

Total Materials		2,869,737

Real Estate - 0.6%
Equity Real Estate Investment Trusts (REITS) - 0.6%
American Tower Corp., 3.80%, 8/15/2029	2,170,000	2,319,801

The accompanying notes are an integral part of the financial statements.

Investment Portfolio - October 31, 2019

PRO-BLEND® EXTENDED TERM SERIES	PRINCIPAL AMOUNT3/ SHARES
		VALUE (NOTE 2)

CORPORATE BONDS (continued)

Non-Convertible Corporate Bonds (continued)
Real Estate (continued)
Equity Real Estate Investment Trusts (REITS) (continued)
GTP Acquisition Partners I LLC[2], 2.35%, 6/15/2020	427,000	$427,149

		2,746,950

Real Estate Management & Development - 0.0%##
Five Point Operating Co. LP - Five Point Capital Corp.[2], 7.875%, 11/15/2025	80,000	75,614
Forestar Group, Inc.[2], 8.00%, 4/15/2024	50,000	53,750

		129,364

Total Real Estate		2,876,314

Utilities - 0.0%##
Independent Power and Renewable Electricity Producers - 0.0%##
Drax Finco plc (United Kingdom)[2], 6.625%, 11/1/2025	245,000	259,394

TOTAL CORPORATE BONDS
(Identified Cost $58,029,971)		60,345,092

MUTUAL FUNDS - 0.4%

iShares MSCI India ETF	16,645	576,749
SPDR Gold Shares*	5,835	831,079
VanEck Vectors Gold Miners ETF	15,370	432,666

TOTAL MUTUAL FUNDS
(Identified Cost $1,690,525)		1,840,494

U.S. TREASURY SECURITIES - 16.3%

U.S. Treasury Bonds - 7.8%
U.S. Treasury Bond, 4.75%, 2/15/2037	7,094,000	10,092,878
U.S. Treasury Bond, 2.50%, 2/15/2045	9,653,000	10,269,133
U.S. Treasury Bond, 3.00%, 5/15/2047	13,040,000	15,269,025
U.S. Treasury Inflation Indexed Bond, 0.75%, 2/15/2042	3,211,167	3,374,253

Total U.S. Treasury Bonds
(Identified Cost $34,666,336)		39,005,289

U.S. Treasury Notes - 8.5%
U.S. Treasury Inflation Indexed Note, 0.125%, 4/15/2020	4,473,062	4,449,124
U.S. Treasury Inflation Indexed Note, 0.50%, 4/15/2024	5,203,234	5,271,638

	PRINCIPAL AMOUNT[3]	VALUE (NOTE 2)

U.S. TREASURY SECURITIES (continued)

U.S. Treasury Notes (continued)
U.S. Treasury Note, 2.625%, 5/15/2021	5,205,000	$5,286,328
U.S. Treasury Note, 2.50%, 5/15/2024	9,596,000	10,000,831
U.S. Treasury Note, 2.00%, 8/15/2025	7,390,000	7,561,760
U.S. Treasury Note, 1.625%, 5/15/2026	10,134,000	10,150,230

Total U.S. Treasury Notes
(Identified Cost $42,091,538)		42,719,911

TOTAL U.S. TREASURY SECURITIES
(Identified Cost $76,757,874)		81,725,200

ASSET-BACKED SECURITIES - 3.5%

Cazenovia Creek Funding I LLC, Series 2015-1A, Class A2, 2.00%, 12/10/2023	9,380	9,375
Cazenovia Creek Funding II LLC, Series 2018-1A, Class A2, 3.561%, 7/15/2030	745,885	751,302
Chesapeake Funding II LLC, Series 2017-2A, Class A1 (Canada)[2], 1.99%, 5/15/2029	2,746,414	2,745,563
Chesapeake Funding II LLC, Series 2017-4A, Class A1 (Canada)[2], 2.12%, 11/15/2029	817,479	817,490
Commonbond Student Loan Trust, Series 2019-AGS, Class A1[2], 2.54%, 1/25/2047	1,750,000	1,749,403
Credit Acceptance Auto Loan Trust, Series 2017-1A, Class A2, 2.56%, 10/15/2025	244,023	244,119
Invitation Homes Trust, Series 2017-SFR2, Class A2,8, (1 mo. LIBOR US + 0.850%), 2.739%, 12/17/2036	492,937	492,244
Invitation Homes Trust, Series 2017-SFR2, Class B2,8, (1 mo. LIBOR US + 1.150%), 3.039%, 12/17/2036	390,000	390,366
Progress Residential Trust, Series 2019-SFR4, Class A2, 2.687%, 10/17/2036	1,200,000	1,205,126
SoFi Consumer Loan Program Trust, Series 2019-2, Class A2, 3.01%, 4/25/2028	877,696	884,567
SoFi Consumer Loan Program Trust, Series 2019-3, Class A2, 2.90%, 5/25/2028	1,125,410	1,133,418

The accompanying notes are an integral part of the financial statements.

Investment Portfolio - October 31, 2019

PRO-BLEND® EXTENDED TERM SERIES
	PRINCIPAL AMOUNT[3]	VALUE (NOTE 2)

ASSET-BACKED SECURITIES (continued)

SoFi Professional Loan Program LLC, Series 2017-F, Class A1FX2, 2.05%, 1/25/2041	123,388	$123,379
SoFi Professional Loan Program LLC, Series 2017-F, Class A2FX2, 2.84%, 1/25/2041	300,000	304,455
SoFi Professional Loan Program LLC, Series 2018-A, Class A2A2, 2.39%, 2/25/2042	367,707	368,416
SoFi Professional Loan Program Trust, Series 2018-C, Class A1FX2, 3.08%, 1/25/2048	1,147,619	1,154,809
Tax Ease Funding LLC, Series 2016-1A, Class A2, 3.131%, 6/15/2028	153,166	153,132
Towd Point Mortgage Trust, Series 2016-5, Class A1[2,9], 2.50%, 10/25/2056	839,834	843,046
Towd Point Mortgage Trust, Series 2017-1, Class A1[2,9], 2.75%, 10/25/2056	1,138,806	1,152,281
Towd Point Mortgage Trust, Series 2019-HY1, Class A1[2,8], (1 mo. LIBOR US + 1.000%), 2.823%, 10/25/2048	1,034,225	1,039,750
Tricon American Homes Trust, Series 2016-SFR1, Class A2, 2.589%, 11/17/2033	853,448	853,267
Tricon American Homes Trust, Series 2017-SFR2, Class A2, 2.928%, 1/17/2036	997,171	1,012,124

TOTAL ASSET-BACKED SECURITIES
(Identified Cost $17,319,014)		17,427,632

COMMERCIAL MORTGAGE-BACKED SECURITIES - 5.2%

Americold LLC Trust, Series 2010-ARTA, Class A1[2], 3.847%, 1/14/2029	48,404	48,888
BWAY Mortgage Trust, Series 2015-1740, Class A2, 2.917%, 1/10/2035	2,411,000	2,469,608
CIM Trust, Series 2019-INV1, Class A1[2,9], 4.00%, 2/25/2049	490,810	501,522
Credit Suisse Mortgage Capital Trust, Series 2013-IVR3, Class A1[2,9], 2.50%, 5/25/2043	514,452	509,040
Credit Suisse Mortgage Capital Trust, Series 2013-TH1, Class A1[2,9], 2.13%, 2/25/2043	483,763	473,099
Fannie Mae REMICS, Series 2018-31, Class KP, 3.50%, 7/25/2047	927,499	968,259

	PRINCIPAL AMOUNT[3]	VALUE (NOTE 2)

COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)

Fannie Mae-Aces, Series 2017-M15, Class A1[9], 2.959%, 9/25/2027	1,333,926	$1,397,738
FDIC Trust, Series 2011-R1, Class A2, 2.672%, 7/25/2026	11,120	11,100
Freddie Mac Multifamily Structured Pass-Through Certificates, Series K009, Class X1 (IO)[9], 1.26%, 8/25/2020	7,570,380	54,355
Freddie Mac Multifamily Structured Pass-Through Certificates, Series K014, Class X1 (IO)[9], 1.149%, 4/25/2021	8,846,148	123,452
Freddie Mac Multifamily Structured Pass-Through Certificates, Series K016, Class X1 (IO)[9], 1.478%, 10/25/2021	3,628,168	89,792
Freddie Mac Multifamily Structured Pass-Through Certificates, Series K017, Class X1 (IO)[9], 1.298%, 12/25/2021	15,496,697	344,079
Freddie Mac Multifamily Structured Pass-Through Certificates, Series K021, Class X1 (IO)[9], 1.428%, 6/25/2022	10,655,059	342,886
Freddie Mac Multifamily Structured Pass-Through Certificates, Series K030, Class X1 (IO)[9], 0.188%, 4/25/2023	42,859,082	258,693
Freddie Mac Multifamily Structured Pass-Through Certificates, Series K032, Class X1 (IO)[9], 0.098%, 5/25/2023	27,485,278	107,278
Freddie Mac REMICS, Series 4791, Class BA, 4.00%, 3/15/2044	953,910	966,800
Freddie Mac REMICS, Series 4801, Class BA, 4.50%, 5/15/2044	855,816	873,689
FREMF Mortgage Trust, Series 2013-K28, Class X2A (IO)[2], 0.10%, 6/25/2046	75,810,098	203,141
FREMF Mortgage Trust, Series 2013-K712, Class B2,9, 3.263%, 5/25/2045	767,000	766,239
FREMF Mortgage Trust, Series 2013-K713, Class B2,9, 3.152%, 4/25/2046	1,350,000	1,352,180
FREMF Mortgage Trust, Series 2014-K41, Class B2,9, 3.832%, 11/25/2047	1,315,000	1,380,344
FREMF Mortgage Trust, Series 2014-K715, Class B2,9, 3.971%, 2/25/2046	1,279,000	1,303,708
Government National Mortgage Association, Series 2017-54, Class AH, 2.60%, 12/16/2056	1,453,766	1,465,939

The accompanying notes are an integral part of the financial statements.

Investment Portfolio - October 31, 2019

PRO-BLEND® EXTENDED TERM SERIES
	PRINCIPAL AMOUNT[3]	VALUE (NOTE 2)

COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)

GS Mortgage Securities Trust, Series 2010-C2, Class A1[2], 3.849%, 12/10/2043	23,874	$24,014
JP Morgan Mortgage Trust, Series 2013-1, Class 1A2[2,9], 3.00%, 3/25/2043	344,220	347,590
JP Morgan Mortgage Trust, Series 2013-2, Class A2[2,9], 3.50%, 5/25/2043	292,658	298,371
JP Morgan Mortgage Trust, Series 2014-2, Class 1A1[2,9], 3.00%, 6/25/2029	464,733	472,022
JP Morgan Mortgage Trust, Series 2017-3, Class 1A5[2,9], 3.50%, 8/25/2047	917,328	928,293
JP Morgan Mortgage Trust, Series 2017-6, Class A5[2,9], 3.50%, 12/25/2048	1,195,028	1,211,493
New Residential Mortgage Loan Trust, Series 2014-3A, Class AFX3[2,9], 3.75%, 11/25/2054	329,115	342,356
New Residential Mortgage Loan Trust, Series 2015-2A, Class A1[2,9], 3.75%, 8/25/2055	507,014	528,587
New Residential Mortgage Loan Trust, Series 2016-4A, Class A1[2,9], 3.75%, 11/25/2056	523,417	545,932
OBP Depositor LLC Trust, Series 2010-OBP, Class A2, 4.646%, 7/15/2045	115,000	115,451
Sequoia Mortgage Trust, Series 2013-2, Class A9, 1.874%, 2/25/2043	372,356	359,006
Sequoia Mortgage Trust, Series 2013-7, Class A2[9], 3.00%, 6/25/2043	422,683	425,761
Sequoia Mortgage Trust, Series 2013-8, Class A1[9], 3.00%, 6/25/2043	433,899	438,798
Starwood Retail Property Trust, Series 2014-STAR, Class A2,8, (1 mo. LIBOR US + 1.220%), 3.134%, 11/15/2027	971,430	969,683
Vornado DP LLC Trust, Series 2010-VNO, Class A2FX2, 4.004%, 9/13/2028	350,000	352,455
Waikiki Beach Hotel Trust, Series 2019-WBM, Class A2,8, (1 mo. LIBOR US + 1.050%), 2.971%, 12/15/2033	1,200,000	1,200,744
Wells Fargo Commercial Mortgage Trust, Series 2010-C1, Class A2[2], 4.393%, 11/15/2043	600,000	607,931

	PRINCIPAL AMOUNT[3]	VALUE (NOTE 2)

COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)

WinWater Mortgage Loan Trust, Series 2015-1, Class A1[2,9], 3.50%, 1/20/2045	390,055	$397,201
WinWater Mortgage Loan Trust, Series 2015-3, Class A5[2,9], 3.50%, 3/20/2045	273,257	273,877

TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES
(Identified Cost $25,065,569)		25,851,394

FOREIGN GOVERNMENT BONDS - 1.1%

Canadian Government Bond (Canada), 2.75%, 6/1/2022	CAD 358,000	280,341
Export-Import Bank of Korea (South Korea), 2.625%, 12/30/2020	4,625,000	4,651,571
Mexican Government Bond (Mexico), 8.00%, 6/11/2020	MXN 7,313,000	382,866
Mexican Government Bond (Mexico), 6.50%, 6/10/2021	MXN 3,112,000	161,415
Mexican Government Bond (Mexico), 6.50%, 6/9/2022	MXN 5,057,000	262,578
Mexican Government Bond (Mexico), 7.75%, 5/29/2031	MXN 972,000	54,037

TOTAL FOREIGN GOVERNMENT BONDS
(Identified Cost $6,213,326)		5,792,808

U.S. GOVERNMENT AGENCIES - 9.0%

Mortgage-Backed Securities - 9.0%
Fannie Mae, Pool #888468, 5.50%, 9/1/2021	43,611	44,241
Fannie Mae, Pool #995233, 5.50%, 10/1/2021	1,661	1,677
Fannie Mae, Pool #888017, 6.00%, 11/1/2021	8,536	8,719
Fannie Mae, Pool #995329, 5.50%, 12/1/2021	40,574	41,199
Fannie Mae, Pool #888136, 6.00%, 12/1/2021	9,597	9,820
Fannie Mae, Pool #888810, 5.50%, 11/1/2022	52,878	53,577
Fannie Mae, Pool #990895, 5.50%, 10/1/2023	14,792	15,461
Fannie Mae, Pool #AD0462, 5.50%, 10/1/2024	10,849	11,391
Fannie Mae, Pool #AL9409, 3.50%, 11/1/2031	1,058,721	1,100,293
Fannie Mae, Pool #MA3463, 4.00%, 9/1/2033	1,455,004	1,519,220
Fannie Mae, Pool #MA1834, 4.50%, 2/1/2034	569,965	612,576

The accompanying notes are an integral part of the financial statements.

Investment Portfolio - October 31, 2019

PRO-BLEND® EXTENDED TERM SERIES
	PRINCIPAL AMOUNT[3]	VALUE (NOTE 2)

U.S. GOVERNMENT AGENCIES (continued)

Mortgage-Backed Securities (continued)
Fannie Mae, Pool #MA1903, 4.50%, 5/1/2034	405,253	$435,553
Fannie Mae, Pool #FM1158, 3.50%, 6/1/2034	2,073,991	2,148,694
Fannie Mae, Pool #909786, 5.50%, 3/1/2037	90,152	101,004
Fannie Mae, Pool #889576, 6.00%, 4/1/2038	235,000	270,412
Fannie Mae, Pool #889579, 6.00%, 5/1/2038	196,699	226,138
Fannie Mae, Pool #MA3412, 3.50%, 7/1/2038	1,560,074	1,616,721
Fannie Mae, Pool #995196, 6.00%, 7/1/2038	11,904	13,698
Fannie Mae, Pool #AD0207, 6.00%, 10/1/2038	490,349	563,609
Fannie Mae, Pool #AD0220, 6.00%, 10/1/2038	18,856	21,694
Fannie Mae, Pool #AD0307, 5.50%, 1/1/2039	308,460	346,445
Fannie Mae, Pool #MA0258, 4.50%, 12/1/2039	418,029	452,855
Fannie Mae, Pool #AL1595, 6.00%, 1/1/2040	246,399	283,548
Fannie Mae, Pool #AL0152, 6.00%, 6/1/2040	461,015	529,931
Fannie Mae, Pool #AL0241, 4.00%, 4/1/2041	723,659	774,408
Fannie Mae, Pool #AI5172, 4.00%, 8/1/2041	543,071	581,188
Fannie Mae, Pool #AL1410, 4.50%, 12/1/2041	1,032,646	1,119,533
Fannie Mae, Pool #AL7729, 4.00%, 6/1/2043	588,052	629,137
Fannie Mae, Pool #AS3622, 3.50%, 10/1/2044	2,106,202	2,217,981
Fannie Mae, Pool #AX5234, 4.50%, 11/1/2044	430,926	457,464
Fannie Mae, Pool #AS4103, 4.50%, 12/1/2044	602,099	647,931
Fannie Mae, Pool #AZ9215, 4.00%, 10/1/2045	448,302	472,097
Fannie Mae, Pool #BC3490, 3.50%, 2/1/2046	1,532,750	1,597,837
Fannie Mae, Pool #BC6764, 3.50%, 4/1/2046	629,058	655,513
Fannie Mae, Pool #MA2670, 3.00%, 7/1/2046	460,564	473,224
Fannie Mae, Pool #MA2705, 3.00%, 8/1/2046	911,447	935,478

	PRINCIPAL AMOUNT[3]	VALUE (NOTE 2)

U.S. GOVERNMENT AGENCIES (continued)

Mortgage-Backed Securities (continued)
Fannie Mae, Pool #BD6997, 4.00%, 10/1/2046	744,023	$781,942
Fannie Mae, Pool #BE7845, 4.50%, 2/1/2047	628,609	663,748
Fannie Mae, Pool #CA1922, 5.00%, 6/1/2048	1,703,912	1,826,702
Fannie Mae, Pool #MA3443, 4.00%, 8/1/2048	1,054,983	1,094,256
Fannie Mae, Pool #BK9598, 4.50%, 8/1/2048	543,936	573,470
Fannie Mae, Pool #CA2219, 5.00%, 8/1/2048	964,384	1,033,860
Fannie Mae, Pool #CA2373, 5.00%, 9/1/2048	1,002,765	1,074,984
Fannie Mae, Pool #MA3521, 4.00%, 11/1/2048	2,158,049	2,240,350
Fannie Mae, Pool #BN0622, 4.50%, 1/1/2049	1,768,270	1,860,867
Fannie Mae, Pool #AL8674, 5.645%, 1/1/2049	1,209,084	1,361,057
Fannie Mae, Pool #MA3692, 3.50%, 7/1/2049	2,699,929	2,769,865
Freddie Mac, Pool #G11850, 5.50%, 7/1/2020	917	920
Freddie Mac, Pool #G12610, 6.00%, 3/1/2022	12,203	12,505
Freddie Mac, Pool #G12655, 6.00%, 5/1/2022	8,394	8,630
Freddie Mac, Pool #G12988, 6.00%, 1/1/2023	7,379	7,653
Freddie Mac, Pool #G13078, 6.00%, 3/1/2023	12,331	12,745
Freddie Mac, Pool #G13331, 5.50%, 10/1/2023	5,640	5,849
Freddie Mac, Pool #C91762, 4.50%, 5/1/2034	391,403	420,894
Freddie Mac, Pool #C91771, 4.50%, 6/1/2034	319,237	342,923
Freddie Mac, Pool #C91780, 4.50%, 7/1/2034	441,920	475,220
Freddie Mac, Pool #QN0349, 3.00%, 8/1/2034	1,327,696	1,360,301
Freddie Mac, Pool #G03926, 6.00%, 2/1/2038	103,695	119,280
Freddie Mac, Pool #G04731, 5.50%, 4/1/2038	161,407	181,389
Freddie Mac, Pool #G08273, 5.50%, 6/1/2038	201,696	226,358
Freddie Mac, Pool #G04601, 5.50%, 7/1/2038	437,471	490,027

The accompanying notes are an integral part of the financial statements.

Investment Portfolio - October 31, 2019

PRO-BLEND® EXTENDED TERM SERIES
	PRINCIPAL AMOUNT[3]	VALUE (NOTE 2)

U.S. GOVERNMENT AGENCIES (continued)

Mortgage-Backed Securities (continued)
Freddie Mac, Pool #G04587, 5.50%, 8/1/2038	424,312	$476,322
Freddie Mac, Pool #G05906, 6.00%, 4/1/2040	114,249	128,056
Freddie Mac, Pool #A92889, 4.50%, 7/1/2040	1,094,425	1,176,371
Freddie Mac, Pool #G60183, 4.00%, 12/1/2044	482,478	506,529
Freddie Mac, Pool #Q33778, 4.00%, 6/1/2045	623,913	660,020
Freddie Mac, Pool #ZM2525, 3.00%, 12/1/2046	1,235,300	1,265,937
Freddie Mac, Pool #Q59805, 4.50%, 11/1/2048	984,922	1,037,322

TOTAL U.S. GOVERNMENT AGENCIES
(Identified Cost $44,434,607)		45,186,619

U.S. GOVERNMENT SECURITIES - 1.0%

U.S. Treasury Bill - 1.0%
U.S. Treasury Bill[10], 1.62%, 5/21/2020
(Identified Cost $5,138,450)	5,185,000	5,140,341

	SHARES	VALUE (NOTE 2)

SHORT-TERM INVESTMENT - 1.1%

Dreyfus Government Cash Management, Institutional Shares, 1.73%[11]
(Identified Cost $5,431,336)	5,431,336	$5,431,336

TOTAL INVESTMENTS IN SECURITIES - 100.2%
(Identified Cost $459,292,452)		502,466,121

TOTAL OPTIONS WRITTEN — 0.0%##
(Premiums Received $118,390)		(197,002)

TOTAL INVESTMENTS - 100.2%		502,269,119
LIABILITIES, LESS OTHER ASSETS - (0.2%)		(1,019,129)

NET ASSETS - 100%		$501,249,990

ADR - American Depositary Receipt

CAD - Canadian Dollar

ETF - Exchange-traded fund

IO - Interest only

LIBOR - London Interbank Offered Rate

MXN - Mexican Peso

EXCHANGE-TRADED OPTIONS WRITTEN
DESCRIPTION	NUMBER OF CONTRACTS	EXPIRATION DATE	EXERCISE PRICE	NOTIONAL AMOUNT (000)[3]	VALUE
Call
Sea Ltd. - ADR	624	11/15/2019	$ 27.00	1,857	$(193,440)

Put
Electronic Arts, Inc.	141	11/01/2019	87.50	1,359	(282)
ServiceNow, Inc.	82	11/08/2019	200.00	2,028	(3,280)

					(3,562)

TOTAL EXCHANGE-TRADED OPTIONS WRITTEN (PREMIUMS RECEIVED $118,390)					$(197,002)

*Non-income producing security.

## Less than 0.1%.

1A portion of this security is designated as collateral for options contracts written. As of October 31, 2019, the total value of such securities was $12,168,727.

2Restricted securities - Investment in securities that are restricted as to public resale under the Securities Act of 1933, as amended. These securities have been sold under Rule 144A and have been determined to be liquid under the Fund’s Liquidity Risk Management Program. These securities amount to $40,644,013, or 8.1% of the Series’ net assets as of October 31, 2019 (see Note 2 to the financial statements).

3Amount is stated in USD unless otherwise noted.

The accompanying notes are an integral part of the financial statements.

Investment Portfolio - October 31, 2019

4Step coupon rate security - Rate steps up/down by 25 basis points upon rating downgrade/upgrade by Moody’s and S&P rating agencies (Subject to a maximum of 100 basis points per agency, 200 basis points maximum).

5Variable rate security. Security may be issued at a fixed coupon rate, which converts to a variable rate at a specified date. Rate shown is the rate in effect as of October 31, 2019.

6Represents a Payment-In-Kind bond.

7Security is perpetual in nature and has no stated maturity date.

8Floating rate security. Rate shown is the rate in effect as of October 31, 2019.

9Variable or floating rate security, the interest rate of which adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. Rate shown is the rate in effect as of October 31, 2019.

10Represents the annualized yield at time of purchase.

11Rate shown is the current yield as of October 31, 2019.

The Global Industry Classification Standard (GICS) was developed by and is the exclusive property and a service mark of MSCI Inc. (MSCI) and Standard & Poor’s, a division of S&P Global Inc. (S&P), and is licensed for use by Manning & Napier when referencing GICS sectors. Neither MSCI, S&P, nor any third party involved in making or compiling the GICS or any GICS classifications makes any express or implied warranties or representations with respect to such standard or classification, nor shall any such party have any liability therefrom.

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities - Pro-Blend® Extended Term Series

October 31, 2019

ASSETS:

Investments in securities, at value (identified cost $459,292,452) (Note 2)	$502,466,121
Interest receivable	1,619,464
Foreign tax reclaims receivable	504,030
Receivable for fund shares sold	329,587
Receivable for securities sold	163,827
Dividends receivable	144,467
Prepaid and other expenses	33,588

TOTAL ASSETS	505,261,084

LIABILITIES:

Accrued management fees (Note 3)	258,980
Accrued distribution and service (Rule 12b-1) fees (Class S) (Class R) (Class L) (Note 3)	148,041
Accrued sub-transfer agent fees (Note 3)	127,722
Accrued fund accounting and administration fees (Note 3)	42,791
Accrued Chief Compliance Officer service fees (Note 3)	687
Options written, at value (premiums received $118,390) (Note 2)	197,002
Payable for securities purchased	2,860,104
Payable for fund shares repurchased	279,021
Other payables and accrued expenses	96,746

TOTAL LIABILITIES	4,011,094

TOTAL NET ASSETS	$501,249,990

NET ASSETS CONSIST OF:

Capital stock	$388,717
Additional paid-in-capital	431,202,550
Total distributable earnings (loss)	69,658,723

TOTAL NET ASSETS	$501,249,990

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities - Pro-Blend® Extended Term Series

October 31, 2019

NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER SHARE - Class S ($276,300,146/ 15,329,639 shares)	$18.02

NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER SHARE - Class I ($117,991,262/ 12,897,628 shares)	$9.15

NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER SHARE - Class R ($6,149,317/565,993 shares)	$10.86

NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER SHARE - Class L ($100,803,930/ 10,078,192 shares)	$10.00

NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER SHARE - Class W ($5,335/295 shares)	$18.08

The accompanying notes are an integral part of the financial statements.

Statement of Operations - Pro-Blend® Extended Term Series

For the Year Ended October 31, 2019

INVESTMENT INCOME:

Interest	$8,548,806
Dividends (net of foreign taxes withheld, $269,657)	3,993,796

Total Investment Income	12,542,602

EXPENSES:

Management fees (Note 3)	3,451,516
Distribution and service (Rule 12b-1) fees (Class L) (Note 3)	1,036,328
Distribution and service (Rule 12b-1) fees (Class S) (Note 3)	490,138
Distribution and service (Rule 12b-1) fees (Class R) (Note 3)	38,375
Sub-transfer agent fees (Note 3)	256,100
Shareholder services fees (Class S) (Note 3)	246,703
Fund accounting and administration fees (Note 3)	143,566
Directors’ fees (Note 3)	49,866
Chief Compliance Officer service fees (Note 3)	3,455
Custodian fees	71,850
Miscellaneous	384,306

Total Expenses	6,172,203
Less reduction of expenses (Note 3)	(43,119)

Net Expenses	6,129,084

NET INVESTMENT INCOME	6,413,518

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY:

Net realized gain (loss) on-
Investments in securities	24,966,378
Options written	1,195,135
Foreign currency and translation of other assets and liabilities	(33,145)

26,128,368

Net change in unrealized appreciation (depreciation) on-
Investments in securities	32,474,734
Options written	18,221
Foreign currency and translation of other assets and liabilities	758

32,493,713

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY	58,622,081

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$65,035,599

The accompanying notes are an integral part of the financial statements.

Statements of Changes in Net Assets - Pro-Blend® Extended Term Series

	FOR THE YEAR ENDED 10/31/19	FOR THE YEAR ENDED 10/31/18
INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:

Net investment income	$6,413,518	$5,897,005
Net realized gain (loss) on investments and foreign currency	26,128,368	31,427,544
Net change in unrealized appreciation (depreciation) on investments and foreign currency	32,493,713	(43,646,192)

Net increase (decrease) from operations	65,035,599	(6,321,643)

DISTRIBUTIONS TO SHAREHOLDERS (Note 9):

Class S	(16,366,482)	(24,072,437)
Class I	(13,372,839)	(15,480,841)
Class R	(870,640)	(1,300,676)
Class L	(9,091,336)	(12,321,868)
Class W	(28)	—

Total distributions to shareholders	(39,701,325)	(53,175,822)

CAPITAL STOCK ISSUED AND REPURCHASED:

Net increase (decrease) from capital share transactions (Note 5)	(76,738,491)	(80,709,339)

Net increase (decrease) in net assets	(51,404,217)	(140,206,804)

NET ASSETS:

Beginning of year	552,654,207	692,861,011

End of year	$501,249,990	$552,654,207

The accompanying notes are an integral part of the financial statements.

Financial Highlights - Pro-Blend® Extended Term Series - Class S

	FOR THE YEAR ENDED
	10/31/19	10/31/18	10/31/17	10/31/16	10/31/15
Per share data (for a share outstanding throughout each year):
Net asset value - Beginning of year	$16.85	$18.22	$16.62	$16.42	$18.28

Income (loss) from investment operations:
Net investment income[1]	0.22	0.18	0.15	0.14	0.16
Net realized and unrealized gain (loss) on investments	1.87	(0.43)	1.70	0.37	(0.56)

Total from investment operations	2.09	(0.25)	1.85	0.51	(0.40)

Less distributions to shareholders:

From net investment income	(0.15)	(0.10)	(0.09)	(0.09)	(0.11)
From net realized gain on investments	(0.77)	(1.02)	(0.16)	(0.22)	(1.35)

Total distributions to shareholders	(0.92)	(1.12)	(0.25)	(0.31)	(1.46)

Net asset value - End of year	$18.02	$16.85	$18.22	$16.62	$16.42

Net assets - End of year (000’s omitted)	$276,300	$308,334	$400,117	$498,344	$718,811

Total return[2]	13.16%	(1.47% )	11.26%	3.23%	(2.16% )
Ratios (to average net assets)/Supplemental Data:
Expenses*	1.05%	1.10%	1.08%	1.07%	1.07%
Net investment income	1.31%	1.03%	0.89%	0.86%	0.96%
Series portfolio turnover	61%	75%	79%	63%	66%

*For certain periods presented, the investment advisor did not impose all or a portion of its management and/or other fees, and in some periods may have paid a portion of the Series’ expenses. If these expenses had been incurred by the Class, the expense ratio (to average net assets) would have increased by the following amounts:
	0.01%	0.01%	N/A	N/A	N/A
1Calculated based on average shares outstanding during the years.

2Represents aggregate total return for the years indicated, and assumes reinvestment of all distributions. Total return would have been lower had certain expenses not been waived or reimbursed during certain years.

The accompanying notes are an integral part of the financial statements.

Financial Highlights - Pro-Blend® Extended Term Series - Class I

	FOR THE YEAR ENDED
	10/31/19	10/31/18	10/31/17	10/31/16	10/31/15
Per share data (for a share outstanding throughout each year):
Net asset value - Beginning of year	$9.04	$10.31	$9.53	$9.57	$11.30

Income (loss) from investment operations:
Net investment income[1]	0.13	0.12	0.11	0.10	0.12
Net realized and unrealized gain (loss) on investments	0.95	(0.22)	0.96	0.21	(0.34)

Total from investment operations	1.08	(0.10)	1.07	0.31	(0.22)

Less distributions to shareholders:

From net investment income	(0.20)	(0.15)	(0.13)	(0.13)	(0.16)
From net realized gain on investments	(0.77)	(1.02)	(0.16)	(0.22)	(1.35)

Total distributions to shareholders	(0.97)	(1.17)	(0.29)	(0.35)	(1.51)

Net asset value - End of year	$9.15	$9.04	$10.31	$9.53	$9.57

Net assets - End of year (000’s omitted)	$117,991	$126,834	$147,257	$386,926	$545,570

Total return[2]	13.36%	(1.15% )	11.56%	3.52%	(1.91% )
Ratios (to average net assets)/Supplemental Data:
Expenses*	0.85%	0.85%	0.83%	0.82%	0.82%
Net investment income	1.51%	1.29%	1.15%	1.12%	1.22%
Series portfolio turnover	61%	75%	79%	63%	66%

*For certain periods presented, the investment advisor did not impose all or a portion of its management and/or other fees, and in some periods may have paid a portion of the Series’ expenses. If these expenses had been incurred by the Class, the expense ratio (to average net assets) would have increased by the following amounts:
	0.01%	0.01%	N/A	N/A	N/A

1Calculated based on average shares outstanding during the years.

2Represents aggregate total return for the years indicated, and assumes reinvestment of all distributions. Total return would have been lower had certain expenses not been waived or reimbursed during certain years.

The accompanying notes are an integral part of the financial statements.

Financial Highlights - Pro-Blend® Extended Term Series - Class R

	FOR THE YEAR ENDED
	10/31/19	10/31/18	10/31/17	10/31/16	10/31/15
Per share data (for a share outstanding throughout each year):
Net asset value - Beginning of year	$10.54	$11.82	$10.88	$10.87	$12.62

Income (loss) from investment operations:
Net investment income[1]	0.11	0.09	0.07	0.06	0.08
Net realized and unrealized gain (loss) on investments	1.11	(0.26)	1.10	0.24	(0.38)

Total from investment operations	1.22	(0.17)	1.17	0.30	(0.30)

Less distributions to shareholders:

From net investment income	(0.13)	(0.09)	(0.07)	(0.07)	(0.10)
From net realized gain on investments	(0.77)	(1.02)	(0.16)	(0.22)	(1.35)

Total distributions to shareholders	(0.90)	(1.11)	(0.23)	(0.29)	(1.45)

Net asset value - End of year	$10.86	$10.54	$11.82	$10.88	$10.87

Net assets - End of year (000’s omitted)	$6,149	$11,138	$15,358	$24,692	$40,379

Total return[2]	12.73%	(1.65% )	10.97%	2.93%	(2.39% )
Ratios (to average net assets)/Supplemental Data:
Expenses*	1.35%	1.35%	1.33%	1.32%	1.32%
Net investment income	1.02%	0.79%	0.65%	0.61%	0.71%
Series portfolio turnover	61%	75%	79%	63%	66%

*For certain periods presented, the investment advisor did not impose all or a portion of its management and/or other fees, and in some periods may have paid a portion of the Series’ expenses. If these expenses had been incurred by the Class, the expense ratio (to average net assets) would have increased by the following amounts:
	0.02%	0.01%	N/A	N/A	N/A

1Calculated based on average shares outstanding during the years.

2Represents aggregate total return for the years indicated, and assumes reinvestment of all distributions. Total return would have been lower had certain expenses not been waived or reimbursed during certain years.

The accompanying notes are an integral part of the financial statements.

Financial Highlights - Pro-Blend® Extended Term Series - Class L*

	FOR THE YEAR ENDED
	10/31/19	10/31/18	10/31/17	10/31/16	10/31/15
Per share data (for a share outstanding throughout each year):
Net asset value - Beginning of year	$9.78	$11.05	$10.19	$10.21	$11.95

Income (loss) from investment operations:
Net investment income[1]	0.05	0.03	0.01	0.01	0.02
Net realized and unrealized gain (loss) on investments	1.04	(0.24)	1.03	0.22	(0.36)

Total from investment operations	1.09	(0.21)	1.04	0.23	(0.34)

Less distributions to shareholders:

From net investment income	(0.10)	(0.04)	(0.02)	(0.03)	(0.05)
From net realized gain on investments	(0.77)	(1.02)	(0.16)	(0.22)	(1.35)

Total distributions to shareholders	(0.87)	(1.06)	(0.18)	(0.25)	(1.40)

Net asset value - End of year	$10.00	$9.78	$11.05	$10.19	$10.21

Net assets - End of year (000’s omitted)	$100,804	$106,348	$130,130	$146,554	$165,898

Total return[2]	12.26%	(2.13% )	10.42%	2.43%	(2.91% )
Ratios (to average net assets)/Supplemental Data:
Expenses**	1.80%	1.85%	1.83%	1.82%	1.82%
Net investment income	0.57%	0.28%	0.14%	0.11%	0.21%
Series portfolio turnover	61%	75%	79%	63%	66%

*Effective March 1, 2019, Class R2 shares of the Series have been redesignated as Class L shares.

**For certain periods presented, the investment advisor did not impose all or a portion of its management and/or other fees, and in some periods may have paid a portion of the Series’ expenses. If these expenses had been incurred by the Class, the expense ratio (to average net assets) would have increased by the following amounts:
	0.00% [3]	0.01%	N/A	N/A	N/A

1Calculated based on average shares outstanding during the years.

2Represents aggregate total return for the years indicated, and assumes reinvestment of all distributions. Total return would have been lower had certain expenses not been waived or reimbursed during certain years.

3Less than 0.01%.

The accompanying notes are an integral part of the financial statements.

Financial Highlights - Pro-Blend® Extended Term Series - Class W

FOR THE PERIOD
4/1/19[1] TO 10/31/19
Per share data (for a share outstanding throughout the period):
Net asset value - Beginning of period	$17.04

Income from investment operations:
Net investment income[2]	0.23
Net realized and unrealized gain (loss) on investments	0.90

Total from investment operations	1.13

Less distributions to shareholders:

From net investment income	(0.09)
From net realized gain on investments	(0.00)[3]

Total distributions to shareholders	(0.09)

Net asset value - End of period	$18.08

Net assets - End of period (000’s omitted)	$5

Total return[4]	6.69%
Ratios (to average net assets)/Supplemental Data:
Expenses*[5]	0.10%
Net investment income[5]	2.20%
Series portfolio turnover	61%

*The investment advisor did not impose all or a portion of its management and/or other fees during the period, and may have paid a portion of the Series’ expenses. If these expenses had been incurred by the Class, the expense ratio (to average net assets) would have increased by the following amounts[5]:

0.62%

1Commencement of operations.

2Calculated based on average shares outstanding during the period.

3Less than $(0.01).

4Represents aggregate total return for the period indicated. Total return would have been lower had certain expenses not been waived or reimbursed during the period. Periods less than one year are not annualized.

5Annualized.

The accompanying notes are an integral part of the financial statements.

Performance Update as of October 31, 2019 - Pro-Blend® Maximum Term Series

(unaudited)

	AVERAGE ANNUAL TOTAL RETURNS AS OF OCTOBER 31, 2019
	ONE YEAR[1]	FIVE YEAR	TEN YEAR

Pro-Blend® Maximum Term Series - Class S2	14.19%	7.01%	9.52%

Pro-Blend® Maximum Term Series - Class I2	14.44%	7.26%	9.79%

Pro-Blend® Maximum Term Series - Class R2,3	13.84%	6.73%	9.25%

Pro-Blend® Maximum Term Series - Class L2,3	13.40%	6.21%	8.71%

Pro-Blend® Maximum Term Series - Class W2,4	14.83%	7.13%	9.58%

Russell 3000® Index[5]	13.49%	10.31%	13.62%

65/20/15 Blended Index[6]	13.01%	8.06%	10.50%

The following graph compares the value of a $10,000 investment in the Pro-Blend® Maximum Term Series - Class S for the ten years ended October 31, 2019 to the Russell 3000® Index and the 65/20/15 Blended Index.

1The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

2The Series’ performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. The Series’ performance is historical and may not be indicative of future results. The performance returns shown are inclusive of the net expense ratio of the Series. For the year ended October 31, 2019, this net expense ratio was 1.10% for Class S, 0.85% for Class I, 1.34% for Class R, 1.82% for Class L and 0.10% for Class W. The gross expense ratio, which does not account for any voluntary or contractual waivers currently in effect, was 1.11% for Class S, 0.90% for Class I, 1.35% for Class R, 1.83% for Class L and 0.75% for Class W for the year ended October 31, 2019.

3For periods through the inception of Class L on January 4, 2010 and Class R on June 30, 2010, the performance is hypothetical and is based on the historical performance of the Class S shares adjusted for the respective class’ charges and expenses.

4For periods through April 1, 2019 (the inception date of the Class W shares), performance for the Class W shares is based on the historical performance of the Class S shares. Because the Class W shares invest in the same portfolio of securities as the Class S shares, performance will be different only to the extent that the Class S shares have a higher expense ratio.

5The Russell 3000® Index is an unmanaged index that consists of 3,000 of the largest U.S. companies based on total market capitalization. The Index returns are based on a market capitalization-weighted average of relative price changes of the component stocks plus dividends whose reinvestments are compounded daily. The Index returns do not reflect any fees or expenses. Index returns provided by Bloomberg.

6The 65/20/15 Blended Index is 65% Russell 3000® Index (Russell 3000), 20% MSCI ACWI ex USA Index (ACWIxUS), and 15% Bloomberg Barclays U.S. Aggregate Bond Index (BAB). Russell 3000 is an unmanaged index that consists of 3,000 of the largest U.S. companies based on total market capitalization. The Index returns are based on a market capitalization-weighted average of relative price changes of the component stocks plus dividends whose reinvestments are compounded daily. Index returns are provided by Bloomberg. ACWIxUS is designed to measure large and mid-cap representation across 22 of 23 Developed Markets countries (excluding the U.S.) and 26 Emerging Markets countries. The Index is denominated in U.S. dollars. The Index returns are net of withholding taxes. They

Performance Update as of October 31, 2019 - Pro-Blend® Maximum Term Series

(unaudited)

assume daily reinvestment of net dividends thus accounting for any applicable dividend taxation. Index returns provided by Bloomberg. BAB is an unmanaged, market value-weighted index of U.S. domestic investment-grade debt issues, including government, corporate, asset-backed, and mortgage-backed securities with maturities of one year or more. Index returns provided by Interactive Data. The returns of the indices do not reflect any fees or expenses. Returns provided are calculated monthly using a blended allocation. Because the fund’s asset allocation will vary over time, the composition of the fund’s portfolio may not match the composition of the comparative Indices.

Shareholder Expense Example - Pro-Blend® Maximum Term Series

(unaudited)

As a shareholder of the Series, you incur ongoing costs, including management fees, shareholder service fees and other Series expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Series and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested in each class at the beginning of the period and held for the entire period (May 1, 2019 to October 31, 2019).

Actual Expenses

The Actual lines of the table below provide information about actual account values and actual expenses. You may use the information in these lines, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the Actual line for the Class in which you have invested under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The Hypothetical lines of each class in the table below provide information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid during the period. You may use this information to compare the ongoing costs of investing in a class of the Series and other funds. To do so, compare this 5% hypothetical example for the Class in which you have invested with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs such as sales charges (loads), redemption fees, or exchange fees that you may incur in other mutual funds. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	BEGINNING ACCOUNT VALUE 5/1/19	ENDING ACCOUNT VALUE 10/31/19	EXPENSES PAID DURING PERIOD 5/1/19-10/31/19[1]	ANNUALIZED EXPENSE RATIO

Class S

Actual	$1,000.00	$1,041.10	$5.66	1.10%

Hypothetical (5% return before expenses)	$1,000.00	$1,019.66	$5.60	1.10%

Class I

Actual	$1,000.00	$1,041.50	$4.37	0.85%

Hypothetical (5% return before expenses)	$1,000.00	$1,020.92	$4.33	0.85%

Class R

Actual	$1,000.00	$1,039.40	$6.84	1.33%

Hypothetical (5% return before expenses)	$1,000.00	$1,018.50	$6.77	1.33%

Class L

Actual	$1,000.00	$1,037.80	$9.30	1.81%

Hypothetical (5% return before expenses)	$1,000.00	$1,016.08	$9.20	1.81%

Class W

Actual	$1,000.00	$1,046.50	$0.52	0.10%

Hypothetical (5% return before expenses)	$1,000.00	$1,024.70	$0.51	0.10%

Shareholder Expense Example - Pro-Blend® Maximum Term Series

(unaudited)

1Expenses are equal to the Class’ annualized expense ratio (for the six-month period), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Expenses are based on the most recent fiscal half year; therefore, the expense ratios stated above may differ from the expense ratios stated in the financial highlights, which are based on one-year data. The Class’ total return would have been lower had certain expenses not been waived during the period.

Portfolio Composition - Pro-Blend® Maximum Term Series

As of October 31, 2019 (unaudited)

Sector Allocation[4]

Consumer Staples	14.0%
Consumer Discretionary	12.5%
Information Technology	12.2%
Health Care	11.7%
Communication Services	11.2%
Financials	11.1%
Materials	4.6%
Real Estate	4.3%
Energy	3.0%
Industrials	1.9%
Utilities[5]	0.0%

[4]Including common stocks and corporate bonds, as a percentage of total investments. [5]Less than 0.01%.

Top Ten Stock Holdings[6]

The Coca-Cola Co.	2.3%
Berkshire Hathaway, Inc. - Class B	2.1%
Johnson & Johnson	2.1%
ServiceNow, Inc.	1.9%
Mondelez International, Inc. - Class A	1.9%
Mastercard, Inc. - Class A	1.9%
Micron Technology, Inc.	1.8%
Medtronic plc	1.7%
Microsoft Corp.	1.6%
Electronic Arts, Inc.	1.6%

6As a percentage of total investments.

Investment Portfolio - October 31, 2019

PRO-BLEND® MAXIMUM TERM SERIES
	SHARES	VALUE (NOTE 2)

COMMON STOCKS - 83.1%

Communication Services - 10.6%
Diversified Telecommunication Services - 0.1%
Elisa OYJ (Finland)	2,849	$155,602
Orange S.A. (France)	3,345	53,836
Telefonica Brasil S.A. (Brazil)	2,600	34,405

		243,843

Entertainment - 4.6%
Activision Blizzard, Inc.	64,860	3,634,106
Electronic Arts, Inc.*	62,180	5,994,152
Nexon Co. Ltd. (Japan)*	275,200	3,189,085
Sea Ltd. - ADR (Taiwan)*	148,865	4,430,222
Toho Co. Ltd. - Tokyo (Japan)	3,400	137,311
Viacom, Inc. - Class B	500	10,780
Vivendi S.A. (France)	1,700	47,341

		17,442,997

Interactive Media & Services - 4.4%
Alphabet, Inc. - Class A*	2,785	3,505,758
Alphabet, Inc. - Class C*	2,790	3,515,707
Autohome, Inc. - ADR (China)*	1,280	108,237
Facebook, Inc. - Class A*	22,965	4,401,242
Kakao Corp. (South Korea)	1,270	154,117
Tencent Holdings Ltd. - Class H (China)	124,374	5,044,972

		16,730,033

Media - 1.5%
Informa plc (United Kingdom)	14,230	143,030
Quebecor, Inc. - Class B (Canada)	112,410	2,613,313
Shaw Communications, Inc. - Class B (Canada)	130,760	2,668,612

		5,424,955

Wireless Telecommunication Services - 0.0%##
Globe Telecom, Inc. (Philippines)	1,045	37,562

Total Communication Services		39,879,390

Consumer Discretionary - 12.1%
Auto Components - 0.0%##
Cie Generale des Etablissements Michelin SCA (France)	310	37,745

Automobiles - 0.0%##
Peugeot S.A. (France)	965	24,440

Distributors - 0.0%##
Genuine Parts Co.	198	20,311

Diversified Consumer Services - 0.1%
Fu Shou Yuan International Group Ltd. (China)	74,000	65,312

	SHARES	VALUE (NOTE 2)

COMMON STOCKS (continued)

Consumer Discretionary (continued)
Diversified Consumer Services (continued)
New Oriental Education & Technology Group, Inc. - ADR (China)*	1,310	$159,899
TAL Education Group - ADR (China)*	3,405	145,768

		370,979

Hotels, Restaurants & Leisure - 0.2%
Basic-Fit N.V. (Netherlands)*[1]	3,410	104,295
Galaxy Entertainment Group Ltd. (Macau)	15,000	103,285
Hilton Worldwide Holdings, Inc.	315	30,542
Melco Resorts & Entertainment Ltd. - ADR (Hong Kong)	3,155	67,959
MGM China Holdings Ltd. (Macau)	43,200	68,406
Restaurant Brands International, Inc. (Canada)	1,370	89,653
Sands China Ltd. (Macau)	21,600	106,393
Wynn Macau Ltd. (Macau)	46,800	101,560

		672,093

Household Durables - 1.6%
Barratt Developments plc (United Kingdom)	8,965	73,315
The Berkeley Group Holdings plc (United Kingdom)	1,360	77,519
Persimmon plc (United Kingdom)	2,735	80,673
Sony Corp. - ADR (Japan)	89,765	5,460,405
Sony Corp. (Japan)	2,700	164,347
Taylor Wimpey plc (United Kingdom)	35,260	75,622

		5,931,881

Internet & Direct Marketing Retail - 1.9%
Alibaba Group Holding Ltd. - ADR (China)*	1,460	257,938
Amazon.com, Inc.*	2,340	4,157,384
Booking Holdings, Inc.*	1,295	2,653,157
Farfetch Ltd. - Class A (United Kingdom)*	1,460	13,038

		7,081,517

Leisure Products - 0.0%##
Technogym S.p.A. (Italy)[1]	10,850	119,705

Multiline Retail - 2.7%
B&M European Value Retail S.A. (United Kingdom)	16,405	78,701
Dollar General Corp.	30,585	4,903,999
Dollar Tree, Inc.*	46,515	5,135,256
Kohl’s Corp.	269	13,789

The accompanying notes are an integral part of the financial statements.

Investment Portfolio - October 31, 2019

PRO-BLEND® MAXIMUM TERM SERIES
	SHARES	VALUE (NOTE 2)

COMMON STOCKS (continued)

Consumer Discretionary (continued)
Multiline Retail (continued)
Lojas Renner S.A. (Brazil)	3,400	$43,143
Magazine Luiza S.A. (Brazil)	3,000	33,213

		10,208,101

Specialty Retail - 2.5%
Advance Auto Parts, Inc.	19,195	3,118,805
AutoZone, Inc.*	2,735	3,129,879
Best Buy Co., Inc.	316	22,698
The Gap, Inc.	577	9,382
The Home Depot, Inc.	593	139,106
Industria de Diseno Textil S.A. (Spain)	94,865	2,956,070

		9,375,940

Textiles, Apparel & Luxury Goods - 3.1%
EssilorLuxottica S.A. (France)	385	58,787
Hermes International (France)	55	39,619
Kering S.A. (France)	140	79,660
Kontoor Brands, Inc.	52	1,976
lululemon athletica, Inc.*	27,446	5,606,394
LVMH Moet Hennessy Louis Vuitton SE (France)	400	170,822
NIKE, Inc. - Class B	64,110	5,741,050
Shenzhou International Group Holdings Ltd. (China)	9,200	127,132
VF Corp.	370	30,447

		11,855,887

Total Consumer Discretionary		45,698,599

Consumer Staples - 13.9%
Beverages - 6.2%
Ambev S.A. - ADR (Brazil)	714,957	3,081,465
Ambev S.A. (Brazil)	21,200	91,767
Anheuser-Busch InBev S.A./N.V. (Belgium)	41,137	3,320,473
The Coca-Cola Co	161,897	8,812,054
Coca-Cola European Partners plc (United Kingdom)	2,610	139,661
Diageo plc (United Kingdom)	69,624	2,849,786
Heineken N.V. (Netherlands)	1,345	137,351
Molson Coors Brewing Co. - Class B	242	12,758
PepsiCo, Inc.	36,300	4,979,271
Pernod Ricard S.A. (France)	775	143,168

		23,567,754

Food & Staples Retailing - 0.2%
Alimentation Couche-Tard, Inc. - Class B (Canada)	4,730	141,853

	SHARES	VALUE (NOTE 2)

COMMON STOCKS (continued)

Consumer Staples (continued)
Food & Staples Retailing (continued)
ICA Gruppen AB (Sweden)	2,978	$131,782
The Kroger Co.	643	15,844
Loblaw Companies Ltd. (Canada)	2,615	139,456
Puregold Price Club, Inc. (Philippines)	24,500	19,707
Raia Drogasil S.A. (Brazil)	1,200	32,902
Robinsons Retail Holdings, Inc. (Philippines)	14,990	22,406
Sysco Corp.	478	38,178
Walgreens Boots Alliance, Inc.	707	38,729
Walmart, Inc.	1,336	156,659

		737,516

Food Products - 3.1%
Archer-Daniels-Midland Co.	456	19,170
Barry Callebaut AG (Switzerland)	35	73,965
Chocoladefabriken Lindt & Spruengli AG (Switzerland)	6	44,582
Conagra Brands, Inc.	518	14,012
Danone S.A. (France)	3,821	316,537
General Mills, Inc.	612	31,126
The Hershey Co.	210	30,843
The J.M. Smucker Co.	147	15,535
Kellogg Co.	346	21,981
Kerry Group plc - Class A (Ireland)	1,245	150,751
Mondelez International, Inc. - Class A	136,525	7,160,736
Mowi ASA (Norway)	5,855	142,932
Nestle S.A. (Switzerland)	33,860	3,622,388
Tyson Foods, Inc. - Class A	274	22,684
Universal Robina Corp. (Philippines).	15,660	46,523

		11,713,765

Household Products - 0.8%
Colgate-Palmolive Co.	34,420	2,361,212
Essity AB - Class B (Sweden)	4,625	144,489
Henkel AG & Co. KGaA (Germany)	1,370	142,306
Kimberly-Clark Corp.	302	40,130
Reckitt Benckiser Group plc (United Kingdom)	1,700	131,549

		2,819,686

Personal Products - 2.0%
Beiersdorf AG (Germany)	26,955	3,191,177
LG Household & Health Care Ltd. (South Korea)	125	135,262
L’Oreal S.A. (France)	410	119,745

The accompanying notes are an integral part of the financial statements.

Investment Portfolio - October 31, 2019

PRO-BLEND® MAXIMUM TERM SERIES
	SHARES	VALUE (NOTE 2)

COMMON STOCKS (continued)

Consumer Staples (continued)
Personal Products (continued)
Unilever plc - ADR (United Kingdom)	67,974	$4,085,917

		7,532,101

Tobacco - 1.6%
Altria Group, Inc.	47,315	2,119,239
British American Tobacco plc - ADR (United Kingdom)	1,675	58,558
British American Tobacco plc (United Kingdom)	4,120	144,101
Philip Morris International, Inc.	44,825	3,650,548

		5,972,446

Total Consumer Staples		52,343,268

Energy - 2.6%
Energy Equipment & Services - 2.2%
Baker Hughes Co.	796	17,034
Core Laboratories N.V.	47,305	2,083,312
Diamond Offshore Drilling, Inc.*	84,040	444,572
Halliburton Co.	155,428	2,991,989
Schlumberger Ltd.	61,038	1,995,332
Transocean Ltd.*	175,225	832,319

		8,364,558

Oil, Gas & Consumable Fuels - 0.4%
Cameco Corp. (Canada)	8,415	75,145
Chevron Corp.	754	87,570
Eni S.p.A. (Italy)	9,435	143,138
Equinor ASA (Norway)	8,220	152,610
Galp Energia SGPS S.A. (Portugal)	9,320	149,071
Marathon Petroleum Corp.	635	40,608
Occidental Petroleum Corp.	527	21,344
Phillips 66	301	35,163
Repsol S.A. (Spain)	9,726	160,282
Royal Dutch Shell plc - Class B - ADR (Netherlands)	3,875	225,874
Suncor Energy, Inc. (Canada)	3,810	113,279
TOTAL S.A. (France)	2,900	153,318
Valero Energy Corp.	398	38,598

		1,396,000

Total Energy		9,760,558

Financials - 10.3%
Banks - 0.9%
Banco Bradesco S.A. (Brazil)	18,700	164,456
Banco do Brasil S.A. (Brazil)	6,000	71,826
Banco Santander Brasil S.A. (Brazil)	2,600	30,742

	SHARES	VALUE (NOTE 2)

COMMON STOCKS (continued)

Financials (continued)
Banks (continued)
Bank of America Corp.	3,193	$99,845
The Bank Of N.T. Butterfield & Son Ltd. (Bermuda)	2,975	98,026
Bank of the Philippine Islands (Philippines)	28,440	54,334
Barclays plc (United Kingdom)	37,960	82,338
BB&T Corp.	487	25,835
BDO Unibank, Inc. (Philippines)	23,330	71,168
BNP Paribas S.A. (France)	1,970	102,951
Citigroup, Inc.	933	67,045
Credit Agricole S.A. (France)	1,850	24,139
Fifth Third Bancorp	748	21,752
FinecoBank Banca Fineco S.p.A. (Italy)	140,670	1,585,820
Itau Unibanco Holding S.A. (Brazil)	20,900	188,962
Itausa - Investimentos Itau S.A. (Brazil)	23,000	78,569
JPMorgan Chase & Co.	1,249	156,025
KeyCorp	1,021	18,347
Lloyds Banking Group plc (United Kingdom)	105,640	77,710
Metropolitan Bank & Trust Co. (Philippines)	41,685	55,492
Regions Financial Corp.	913	14,699
Royal Bank of Scotland Group plc (United Kingdom)	27,630	76,376
SunTrust Banks, Inc.	378	25,833
U.S. Bancorp	1,106	63,064
Wells Fargo & Co.	2,389	123,344

		3,378,698

Capital Markets - 7.2%
B3 S.A. - Brasil Bolsa Balcao (Brazil)	8,200	98,981
BlackRock, Inc.	11,825	5,459,603
Cboe Global Markets, Inc.	27,840	3,205,776
CME Group, Inc.	15,275	3,142,831
Deutsche Boerse AG (Germany)	21,840	3,382,135
Hargreaves Lansdown plc (United Kingdom)	2,775	63,723
Intercontinental Exchange, Inc.	35,455	3,344,116
Julius Baer Group Ltd. (Switzerland)	36,925	1,635,173
London Stock Exchange Group plc (United Kingdom)	770	69,392
Moody’s Corp.	15,455	3,410,764
S&P Global, Inc.	12,750	3,289,372

		27,101,866

The accompanying notes are an integral part of the financial statements.

Investment Portfolio - October 31, 2019

PRO-BLEND® MAXIMUM TERM SERIES
	SHARES	VALUE (NOTE 2)

COMMON STOCKS (continued)

Financials (continued)
Diversified Financial Services - 2.1%
Berkshire Hathaway, Inc. - Class B*	37,915	$8,059,971

Insurance - 0.1%
Admiral Group plc (United Kingdom)	4,850	126,933
The Allstate Corp.	232	24,690
AXA S.A. (France)	3,325	88,017
BB Seguridade Participacoes S.A. (Brazil)	4,300	36,401
Chubb Ltd.	249	37,953
The Hartford Financial Services Group, Inc.	302	17,238
Ping An Insurance Group Co. of China Ltd. - Class H (China)	10,000	115,418
The Travelers Companies, Inc.	175	22,936

		469,586

Total Financials		39,010,121

Health Care - 11.6%
Biotechnology - 1.8%
AbbVie, Inc.	974	77,482
Amgen, Inc.	431	91,911
BioMarin Pharmaceutical, Inc.*	34,170	2,501,586
Gilead Sciences, Inc.	957	60,970
Incyte Corp.*	15,320	1,285,654
Seattle Genetics, Inc.*	12,330	1,324,242
Vertex Pharmaceuticals, Inc.*	6,965	1,361,518

		6,703,363

Health Care Equipment & Supplies - 3.4%
Alcon, Inc. (Switzerland)*	30,244	1,792,562
Alcon, Inc. (Switzerland)*	1,231	72,799
Boston Scientific Corp.*	59,215	2,469,266
Getinge AB - Class B (Sweden)	6,760	115,573
Hoya Corp. (Japan)	1,700	150,241
Intuitive Surgical, Inc.*	2,575	1,423,846
Koninklijke Philips N.V. (Netherlands)	3,065	134,474
Medtronic plc	59,910	6,524,199
Shandong Weigao Group Medical Polymer Co. Ltd. - Class H (China)	64,000	73,475
Smith & Nephew plc (United Kingdom)	6,050	129,872

		12,886,307

Health Care Providers & Services - 0.7%
CVS Health Corp.	886	58,822
Quest Diagnostics, Inc.	152	15,390

	SHARES	VALUE (NOTE 2)

COMMON STOCKS (continued)

Health Care (continued)
Health Care Providers & Services (continued)
Sonic Healthcare Ltd. (Australia)	7,310	$143,971
UnitedHealth Group, Inc.	10,040	2,537,108

		2,755,291

Life Sciences Tools & Services - 1.2%
Gerresheimer AG (Germany)	1,355	109,274
QIAGEN N.V.*	70,088	2,089,323
QIAGEN N.V.*	2,638	79,349
Tecan Group AG (Switzerland)	145	34,304
Thermo Fisher Scientific, Inc.	7,355	2,221,063

		4,533,313

Pharmaceuticals - 4.5%
Bristol-Myers Squibb Co.	1,074	61,615
Johnson & Johnson	58,428	7,714,833
Merck & Co., Inc.	16,196	1,403,545
Merck KGaA (Germany)	26,890	3,207,077
Novartis AG - ADR (Switzerland)	39,535	3,456,940
Novartis AG (Switzerland)	1,790	156,402
Perrigo Co. plc	2,365	125,392
Pfizer, Inc.	3,076	118,026
Recordati S.p.A. (Italy)	3,255	136,789
Roche Holding AG (Switzerland)	790	237,755
Sanofi (France)	1,705	157,179

		16,775,553

Total Health Care		43,653,827

Industrials - 1.5%
Aerospace & Defense - 0.2%
Airbus SE (France)	925	132,699
BAE Systems plc (United Kingdom) .	21,155	158,021
The Boeing Co.	298	101,293
General Dynamics Corp.	171	30,233
Lockheed Martin Corp.	184	69,309
Safran S.A. (France)	500	79,195
Thales S.A. (France)	120	11,731
United Technologies Corp.	522	74,949

		657,430

Air Freight & Logistics - 0.0%##
C.H. Robinson Worldwide, Inc.	212	16,036
United Parcel Service, Inc. - Class B	651	74,976

		91,012

Airlines - 0.0%##
Ryanair Holdings plc - ADR (Ireland)*	1,290	96,286

The accompanying notes are an integral part of the financial statements.

Investment Portfolio - October 31, 2019

PRO-BLEND® MAXIMUM TERM SERIES
	SHARES	VALUE (NOTE 2)

COMMON STOCKS (continued)

Industrials (continued)
Building Products - 0.0%##
Cie de Saint-Gobain (France)	810	$32,990
Johnson Controls International plc	770	33,364

		66,354

Commercial Services & Supplies - 0.0%##
Waste Management, Inc.	364	40,844

Construction & Engineering - 0.0%##
Vinci S.A. (France)	1,360	152,587

Electrical Equipment - 0.1%
Eaton Corp. plc	406	35,367
Emerson Electric Co.	557	39,074
Legrand S.A. (France)	430	33,593
Rockwell Automation, Inc.	100	17,199
Schneider Electric SE (France)	910	84,576
WEG S.A. (Brazil)	5,000	32,066

		241,875

Industrial Conglomerates - 0.1%
3M Co.	411	67,811
Honeywell International, Inc.	442	76,347
LT Group, Inc. (Philippines)	71,000	18,665
SM Investments Corp. (Philippines)	3,595	72,879

		235,702

Machinery - 0.2%
Caterpillar, Inc.	368	50,710
Cummins, Inc.	164	28,287
Daifuku Co. Ltd. (Japan)	1,500	79,593
FANUC Corp. (Japan)	1,000	197,249
Harmonic Drive Systems, Inc. (Japan)	2,100	97,391
Illinois Tool Works, Inc.	246	41,471
KION Group AG (Germany)	1,465	97,478
Nabtesco Corp. (Japan)	2,800	89,137
The Weir Group plc (United Kingdom)	6,490	113,361

		794,677

Professional Services - 0.0%##
SGS S.A. (Switzerland)	25	65,203

Road & Rail - 0.8%
JB Hunt Transport Services, Inc.	25,190	2,961,336
Localiza Rent a Car S.A. (Brazil)	2,400	25,732
Rumo S.A. (Brazil)*	6,200	35,371
Union Pacific Corp.	443	73,299

		3,095,738

	SHARES	VALUE (NOTE 2)

COMMON STOCKS (continued)

Industrials (continued)
Trading Companies & Distributors - 0.0%##
Fastenal Co.	640	$23,002

Transportation Infrastructure - 0.1%
Grupo Aeroportuario del Centro Norte S.A.B. de C.V. (Mexico)	10,600	73,558
Grupo Aeroportuario del Pacifico S.A.B. de C.V. - ADR (Mexico)	475	49,642
Grupo Aeroportuario del Sureste S.A.B. de C.V. - ADR (Mexico)	400	65,500

		188,700

Total Industrials		5,749,410

Information Technology - 12.1%
Communications Equipment - 0.0%##
Cisco Systems, Inc.	2,225	105,710

Electronic Equipment, Instruments & Components - 1.0%
Cognex Corp.	31,410	1,617,301
Halma plc (United Kingdom)	3,295	79,955
Hexagon AB - Class B (Sweden)	1,635	83,709
Keyence Corp. (Japan)	3,207	2,027,775

		3,808,740

IT Services - 4.9%
Capgemini SE (France)	260	29,310
International Business Machines Corp.	570	76,226
InterXion Holding N.V. (Netherlands)*	1,525	134,536
Keywords Studios plc (Ireland)	1,726	24,872
Mastercard, Inc. - Class A	25,410	7,033,742
Verra Mobility Corp.*	375,010	5,381,394
Visa, Inc. - Class A	31,905	5,706,528

		18,386,608

Semiconductors & Semiconductor Equipment - 2.6%
Applied Materials, Inc.	651	35,323
Broadcom, Inc.	239	69,991
Intel Corp.	2,512	142,003
KLA Corp.	193	32,625
Lam Research Corp.	111	30,085
Maxim Integrated Products, Inc.	299	17,539
Micron Technology, Inc.*	140,460	6,678,873
NVIDIA Corp.	14,160	2,846,443
Texas Instruments, Inc.	615	72,564

		9,925,446

Software - 3.6%
Dassault Systemes SE (France)	250	37,969
Microsoft Corp.	42,295	6,063,834

The accompanying notes are an integral part of the financial statements.

Investment Portfolio - October 31, 2019

PRO-BLEND® MAXIMUM TERM SERIES
	SHARES	VALUE (NOTE 2)

COMMON STOCKS (continued)

Information Technology (continued)
Software (continued)
ServiceNow, Inc.*	29,445	$7,280,571

		13,382,374

Technology Hardware, Storage & Peripherals - 0.0%##
NetApp, Inc.	222	12,405
Western Digital Corp.	362	18,697

		31,102

Total Information Technology		45,639,980

Materials - 4.4%
Chemicals - 2.5%
Air Liquide S.A. (France)	687	91,344
Akzo Nobel N.V. (Netherlands)	38,960	3,591,856
Axalta Coating Systems Ltd.*	74,590	2,199,659
CF Industries Holdings, Inc.	66,670	3,023,485
Dow, Inc.	513	25,901
Eastman Chemical Co.	200	15,208
Givaudan S.A. (Switzerland)	25	73,448
LyondellBasell Industries N.V. - Class A	372	33,368
OCI N.V. (Netherlands)*	1,170	26,307
Orbia Advance Corp. S.A.B. de C.V. (Mexico)	40,000	86,585
Solvay S.A. (Belgium)	1,565	170,156

		9,337,317

Containers & Packaging - 0.8%
Crown Holdings, Inc.*	40,845	2,975,151
International Paper Co.	361	15,768

		2,990,919

Metals & Mining - 1.1%
First Quantum Minerals Ltd. (Zambia)	3,420	28,901
Freeport-McMoRan, Inc.	129,410	1,270,806
Lundin Mining Corp. (Chile)	191,250	965,616
Nucor Corp.	393	21,163
Southern Copper Corp. (Peru)	53,860	1,916,339

		4,202,825

Total Materials		16,531,061

Real Estate - 4.0%
Equity Real Estate Investment Trusts (REITS) - 4.0%
Acadia Realty Trust	690	19,305
Agree Realty Corp.	435	34,264
Alexandria Real Estate Equities, Inc.	160	25,400
American Campus Communities, Inc.	1,140	56,977

	SHARES	VALUE (NOTE 2)

COMMON STOCKS (continued)

Real Estate (continued)
Equity Real Estate Investment Trusts (REITS) (continued)
American Homes 4 Rent - Class A	3,885	$102,836
American Tower Corp.	17,695	3,858,926
Americold Realty Trust	2,120	84,991
Apartment Investment & Management Co. - Class A	1,863	102,241
AvalonBay Communities, Inc.	655	142,567
Boston Properties, Inc.	580	79,576
Brandywine Realty Trust	5,540	84,651
The British Land Co. plc (United Kingdom)	9,870	79,356
Camden Property Trust	670	76,628
Community Healthcare Trust, Inc.	1,245	60,283
Cousins Properties, Inc.	3,470	139,251
Crown Castle International Corp.	480	66,619
CubeSmart	595	18,862
Digital Realty Trust, Inc.	555	70,507
Douglas Emmett, Inc.	1,470	63,680
Equinix, Inc.	6,420	3,638,728
Equity LifeStyle Properties, Inc.	890	62,247
Equity Residential	1,165	103,289
Essential Properties Realty Trust, Inc.	2,524	64,766
Essex Property Trust, Inc.	252	82,437
Extra Space Storage, Inc.	225	25,261
Federal Realty Investment Trust	155	21,082
First Industrial Realty Trust, Inc.	1,045	44,005
Getty Realty Corp.	1,200	40,248
Healthcare Realty Trust, Inc.	1,845	64,151
Healthcare Trust of America, Inc. - Class A	1,130	35,030
Healthpeak Properties, Inc.	2,710	101,950
Hibernia REIT plc (Ireland)	21,455	33,405
Host Hotels & Resorts, Inc.	2,150	35,238
Independence Realty Trust, Inc.	2,975	45,815
Invitation Homes, Inc.	4,301	132,428
Jernigan Capital, Inc.	2,550	48,424
Kilroy Realty Corp.	266	22,325
Land Securities Group plc (United Kingdom)	6,620	80,635
Liberty Property Trust	1,040	61,433
Life Storage, Inc.	290	31,587
Mid-America Apartment Communities, Inc.	320	44,477
National Retail Properties, Inc.	1,095	64,506
National Storage Affiliates Trust	1,080	36,904
Omega Healthcare Investors, Inc.	1,030	45,361
Physicians Realty Trust	3,765	70,293

The accompanying notes are an integral part of the financial statements.

Investment Portfolio - October 31, 2019

PRO-BLEND® MAXIMUM TERM SERIES
	SHARES	VALUE (NOTE 2)

COMMON STOCKS (continued)

Real Estate (continued)
Equity Real Estate Investment Trusts (REITS) (continued)
Plymouth Industrial REIT, Inc.	1,360	$25,650
Prologis, Inc.	2,455	215,451
Public Storage	410	91,373
Realty Income Corp.	330	26,991
SBA Communications Corp.	15,750	3,790,238
Simon Property Group, Inc.	955	143,899
STAG Industrial, Inc.	1,350	41,904
STORE Capital Corp.	945	38,272
Sun Communities, Inc.	585	95,150
Sunstone Hotel Investors, Inc.	1,800	24,318
UDR, Inc.	1,574	79,094
UMH Properties, Inc.	1,455	21,723
Urban Edge Properties	2,700	56,997
Ventas, Inc.	1,137	74,019
VEREIT, Inc.	5,665	55,744
Vornado Realty Trust	395	25,924
Weingarten Realty Investors	1,735	55,052
Welltower, Inc.	1,057	95,859

		15,160,603

Real Estate Management & Development - 0.0%##
Ayala Land, Inc. (Philippines)	72,400	69,187
SM Prime Holdings, Inc. (Philippines)	120,305	92,371

		161,558

Total Real Estate		15,322,161

Utilities - 0.0%##
Electric Utilities - 0.0%##
Manila Electric Co. (Philippines)	6,040	40,279

Independent Power and Renewable Electricity Producers - 0.0%##
Aboitiz Power Corp. (Philippines)	63,100	49,677

Multi-Utilities - 0.0%##
Engie S.A. (France)	3,170	53,081
Veolia Environnement S.A. (France)	965	25,402

		78,483

Total Utilities		168,439

TOTAL COMMON STOCKS (Identified Cost $267,179,271)		313,756,814

	PRINCIPAL AMOUNT[2]	VALUE (NOTE 2)

CORPORATE BONDS - 2.9%

Non-Convertible Corporate Bonds - 2.9%

Communication Services - 0.6%
Diversified Telecommunication Services - 0.3%
AT&T, Inc., 4.25%, 3/1/2027	350,000	$384,407
CenturyLink, Inc., 5.625%, 4/1/2020 .	20,000	20,250
Verizon Communications, Inc., 5.25%, 3/16/2037	460,000	579,406

		984,063

Interactive Media & Services - 0.1%
Tencent Holdings Ltd. (China)[1], 3.975%, 4/11/2029	270,000	290,579

Media - 0.2%
Cablevision Systems Corp., 8.00%, 4/15/2020	20,000	20,500
Comcast Corp., 3.25%, 11/1/2039	280,000	283,869
Diamond Sports Group LLC - Diamond Sports Finance Co.[1], 6.625%, 8/15/2027	30,000	30,900
Discovery Communications LLC, 5.20%, 9/20/2047	340,000	371,809
Entercom Media Corp.[1], 7.25%, 11/1/2024	10,000	10,425
Townsquare Media, Inc.[1], 6.50%, 4/1/2023	20,000	19,800

		737,303

Wireless Telecommunication Services - 0.0%##
Sprint Communications, Inc., 7.00%, 8/15/2020	45,000	46,358
Sprint Corp., 7.25%, 9/15/2021	20,000	21,341
Sprint Corp., 7.125%, 6/15/2024	15,000	16,275

		83,974

Total Communication Services		2,095,919

Consumer Discretionary - 0.3%
Auto Components - 0.0%##
American Axle & Manufacturing, Inc., 6.25%, 4/1/2025	10,000	9,638
Techniplas LLC[1], 10.00%, 5/1/2020	25,000	21,125

		30,763

Diversified Consumer Services - 0.0%##
GEMS MENASA Cayman Ltd. - GEMS Education Delaware LLC (United Arab Emirates)[1], 7.125%, 7/31/2026	75,000	77,718

Household Durables - 0.0%##
Ashton Woods USA LLC - Ashton Woods Finance Co.[1], 6.75%, 8/1/2025	20,000	20,100

The accompanying notes are an integral part of the financial statements.

Investment Portfolio - October 31, 2019

PRO-BLEND® MAXIMUM TERM SERIES
	PRINCIPAL AMOUNT[2]	VALUE (NOTE 2)

CORPORATE BONDS (continued)

Non-Convertible Corporate Bonds (continued)
Consumer Discretionary (continued)
Household Durables (continued)
LGI Homes, Inc.[1], 6.875%, 7/15/2026	35,000	$36,225
Weekley Homes LLC - Weekley Finance Corp., 6.625%, 8/15/2025	40,000	40,600

		96,925

Internet & Direct Marketing Retail - 0.3%
Alibaba Group Holding Ltd. (China), 3.40%, 12/6/2027	290,000	301,212
Booking Holdings, Inc., 3.60%, 6/1/2026	570,000	617,115
Photo Holdings Merger Sub, Inc.[1], 8.50%, 10/1/2026	30,000	26,404

		944,731

Specialty Retail - 0.0%##
Foxtrot Escrow Issuer LLC - Foxtrot Escrow Corp.[1], 12.25%, 11/15/2026	30,000	30,153
Staples, Inc.[1], 7.50%, 4/15/2026	30,000	31,206

		61,359

Total Consumer Discretionary		1,211,496

Consumer Staples - 0.0%##
Food & Staples Retailing - 0.0%##
KeHE Distributors LLC - KeHE Finance Corp.[1], 8.625%, 10/15/2026	30,000	30,769

Energy - 0.4%
Energy Equipment & Services - 0.0%##
Nabors Industries, Inc., 5.50%, 1/15/2023	20,000	16,900
Shelf Drilling Holdings Ltd. (United Arab Emirates)[1], 8.25%, 2/15/2025	20,000	16,800

		33,700

Oil, Gas & Consumable Fuels - 0.4%
Antero Midstream Partners LP - Antero Midstream Finance Corp.[1], 5.75%, 3/1/2027	20,000	14,874
Antero Midstream Partners LP - Antero Midstream Finance Corp.[1], 5.75%, 1/15/2028	20,000	15,100
Bruin E&P Partners LLC[1], 8.875%, 8/1/2023	20,000	13,200
Calumet Specialty Products Partners LP - Calumet Finance Corp.[1], 11.00%, 4/15/2025	30,000	30,075

	PRINCIPAL AMOUNT[2]	VALUE (NOTE 2)

CORPORATE BONDS (continued)

Non-Convertible Corporate Bonds (continued)
Energy (continued)
Oil, Gas & Consumable Fuels (continued)
Energy Transfer Operating LP, 6.50%, 2/1/2042	230,000	$275,472
Jonah Energy LLC - Jonah Energy
Finance Corp.[1], 7.25%, 10/15/2025	40,000	11,200
Kinder Morgan Energy Partners LP, 6.95%, 1/15/2038	290,000	374,890
Lonestar Resources America, Inc.[1], 11.25%, 1/1/2023	20,000	14,000
Moss Creek Resources Holdings, Inc.[1], 10.50%, 5/15/2027	5,000	3,862
NuStar Logistics LP, 6.75%, 2/1/2021	20,000	20,724
Rockies Express Pipeline LLC[1], 5.625%, 4/15/2020	30,000	30,504
Sabine Pass Liquefaction LLC, 5.875%, 6/30/2026	440,000	505,231
Southwestern Energy Co.[3], 6.20%, 1/23/2025	20,000	17,600
W&T Offshore, Inc.[1], 9.75%, 11/1/2023	10,000	9,375
The Williams Companies, Inc., 3.75%, 6/15/2027	270,000	281,514

		1,617,621

Total Energy		1,651,321

Financials - 0.7%
Banks - 0.6%
Bank of America Corp., 4.00%, 1/22/2025	570,000	607,973
Citigroup, Inc., 8.125%, 7/15/2039	170,000	279,661
Credit Suisse AG (Switzerland), 5.40%, 1/14/2020	570,000	573,693
JPMorgan Chase & Co.[4], (3 mo. LIBOR US + 1.000%), 4.023%, 12/5/2024	270,000	288,305
Santander Holdings USA, Inc., 4.50%, 7/17/2025	380,000	409,487

		2,159,119

Capital Markets - 0.1%
AG Merger Sub II, Inc.[1], 10.75%, 8/1/2027	20,000	19,800
Donnelley Financial Solutions, Inc., 8.25%, 10/15/2024	35,000	36,400
The Goldman Sachs Group, Inc., 4.25%, 10/21/2025	190,000	204,659

		260,859

The accompanying notes are an integral part of the financial statements.

Investment Portfolio - October 31, 2019

PRO-BLEND® MAXIMUM TERM SERIES
	PRINCIPAL AMOUNT[2]	VALUE (NOTE 2)

CORPORATE BONDS (continued)

Non-Convertible Corporate Bonds (continued)

Financials (continued)
Consumer Finance - 0.0%##
Navient Corp., 5.00%, 10/26/2020	30,000	$30,554
SLM Corp., 5.125%, 4/5/2022	35,000	36,138

		66,692

Diversified Financial Services - 0.0%##
Fidelity & Guaranty Life Holdings, Inc.[1], 5.50%, 5/1/2025	20,000	21,350
Global Aircraft Leasing Co. Ltd. (Cayman Islands)[1,5], 6.50%, 9/15/2024	30,000	30,704
VistaJet Malta Finance plc - XO Management Holding, Inc. (Switzerland)[1], 10.50%, 6/1/2024	30,000	29,175

		81,229

Thrifts & Mortgage Finance - 0.0%##
Acrisure LLC - Acrisure Finance, Inc.[1], 7.00%, 11/15/2025	30,000	27,450
Radian Group, Inc., 4.875%, 3/15/2027	40,000	41,500

		68,950

Total Financials		2,636,849

Health Care - 0.1%
Health Care Providers & Services - 0.1%
HCA, Inc., 4.125%, 6/15/2029	290,000	307,227

Industrials - 0.4%
Commercial Services & Supplies - 0.1%
The ADT Security Corp., 6.25%, 10/15/2021	20,000	21,325
Prime Security Services Borrower LLC - Prime Finance, Inc.[1], 5.75%, 4/15/2026	20,000	20,494
Stericycle, Inc.[1], 5.375%, 7/15/2024 .	40,000	41,600

		83,419

Construction & Engineering - 0.0%##
HC2 Holdings, Inc.[1], 11.50%, 12/1/2021	10,000	9,112
Tutor Perini Corp.[1], 6.875%, 5/1/2025	40,000	39,894

		49,006

Industrial Conglomerates - 0.1%
General Electric Co.[4,6], (3 mo. LIBOR US + 3.330%), 5.00%	330,000	318,038

Marine - 0.0%##
American Tanker, Inc. (Norway)[1], 9.25%, 2/22/2022	45,000	45,252

	PRINCIPAL AMOUNT[2]	VALUE (NOTE 2)

CORPORATE BONDS (continued)

Non-Convertible Corporate Bonds (continued)

Industrials (continued)
Marine (continued)
Borealis Finance LLC[1], 7.50%, 11/16/2022	40,000	$37,600

		82,852

Trading Companies & Distributors - 0.2%
AerCap Ireland Capital DAC - AerCap Global Aviation Trust (Ireland), 4.45%, 10/1/2025	380,000	412,330
Air Lease Corp., 3.625%, 4/1/2027	370,000	385,972
Fortress Transportation & Infrastructure Investors LLC[1], 6.50%, 10/1/2025	30,000	30,300

		828,602

Total Industrials		1,361,917

Information Technology - 0.0%##
Communications Equipment - 0.0%##
Hughes Satellite Systems Corp., 5.25%, 8/1/2026	35,000	37,494

Materials - 0.2%
Chemicals - 0.0%##
CF Industries, Inc., 7.125%, 5/1/2020	20,000	20,481
Olin Corp., 5.625%, 8/1/2029	20,000	20,765

		41,246

Containers & Packaging - 0.0%##
ARD Securities Finance S.A.R.L (Luxembourg)[1,5], 8.75%, 1/31/2023	15,656	16,281
Berry Global, Inc.[1], 4.50%, 2/15/2026	15,000	15,094
Mauser Packaging Solutions Holding Co.[1], 7.25%, 4/15/2025	20,000	19,125

		50,500

Metals & Mining - 0.2%
Infrabuild Australia Pty Ltd. (Australia)[1], 12.00%, 10/1/2024	30,000	30,574
Mountain Province Diamonds, Inc. (Canada)[1], 8.00%, 12/15/2022	40,000	38,800
Northwest Acquisitions ULC - Dominion Finco, Inc.[1], 7.125%, 11/1/2022	40,000	20,000
Southern Copper Corp. (Peru), 5.375%, 4/16/2020	400,000	404,935

The accompanying notes are an integral part of the financial statements.

Investment Portfolio - October 31, 2019

PRO-BLEND® MAXIMUM TERM SERIES	PRINCIPAL AMOUNT2 / SHARES
		VALUE (NOTE 2)

CORPORATE BONDS (continued)

Non-Convertible Corporate Bonds (continued)

Materials (continued)
Metals & Mining (continued)
SunCoke Energy Partners LP - SunCoke Energy Partners Finance Corp.[1], 7.50%, 6/15/2025	10,000	$8,500

		502,809

Total Materials		594,555

Real Estate - 0.2%
Equity Real Estate Investment Trusts (REITS) - 0.2%
American Tower Corp., 3.80%, 8/15/2029	360,000	384,852
Crown Castle International Corp., 3.10%, 11/15/2029	370,000	375,974

		760,826

Real Estate Management & Development - 0.0%##
Five Point Operating Co. LP - Five Point Capital Corp.[1], 7.875%, 11/15/2025	30,000	28,355
Forestar Group, Inc.[1], 8.00%, 4/15/2024	20,000	21,500

		49,855

Total Real Estate		810,681

TOTAL CORPORATE BONDS (Identified Cost $10,396,029)		10,738,228

MUTUAL FUNDS - 0.4%

iShares MSCI India ETF	12,640	437,977
SPDR Gold Shares*	4,435	631,677
VanEck Vectors Gold Miners ETF	11,683	328,876

TOTAL MUTUAL FUNDS (Identified Cost $1,286,337)		1,398,530

U.S. TREASURY SECURITIES - 12.8%

U.S. Treasury Bonds - 1.8%
U.S. Treasury Bond, 2.50%, 2/15/2045	2,555,000	2,718,081

	PRINCIPAL AMOUNT2 / SHARES
		VALUE (NOTE 2)

U.S. TREASURY SECURITIES (continued)

U.S. Treasury Bonds (continued)
U.S. Treasury Bond, 3.00%, 5/15/2047	2,430,000	$2,845,378
U.S. Treasury Inflation Indexed Bond, 0.75%, 2/15/2042	1,199,901	1,260,841

Total U.S. Treasury Bonds (Identified Cost $6,431,590)		6,824,300

U.S. Treasury Notes - 11.0%
U.S. Treasury Inflation Indexed Note, 0.125%, 4/15/2020	3,880,474	3,859,707
U.S. Treasury Note, 2.625%, 5/15/2021	3,960,000	4,021,875
U.S. Treasury Note, 1.75%, 5/15/2023	3,820,000	3,848,948
U.S. Treasury Note, 2.50%, 5/15/2024	3,640,000	3,793,562
U.S. Treasury Note, 2.00%, 8/15/2025	18,559,000	18,990,352
U.S. Treasury Note, 1.625%, 5/15/2026	7,020,000	7,031,244

Total U.S. Treasury Notes (Identified Cost $41,011,860)		41,545,688

TOTAL U.S. TREASURY SECURITIES (Identified Cost $47,443,450)		48,369,988

SHORT-TERM INVESTMENT - 0.2%

Dreyfus Government Cash Management, Institutional Shares, 1.73%[7]
(Identified Cost $915,318)	915,318	915,318

TOTAL INVESTMENTS - 99.4% (Identified Cost $327,220,405)		375,178,878
OTHER ASSETS, LESS LIABILITIES - 0.6%		2,445,685

NET ASSETS - 100%		$377,624,563

ADR - American Depositary Receipt

ETF - Exchange-traded fund

LIBOR - London Interbank Offered Rate

*Non-income producing security.

## Less than 0.1%.

[1]Restricted	securities - Investment in securities that are restricted as to public resale under the Securities Act of 1933, as amended. These securities have
been	sold under Rule 144A and have been determined to be liquid under the Fund’s Liquidity Risk Management Program. These securities
amount	to $1,559,354, or 0.4% of the Series’ net assets as of October 31, 2019 (see Note 2 to the financial statements).

The accompanying notes are an integral part of the financial statements.

Investment Portfolio - October 31, 2019

[2]Amount is	stated in USD unless otherwise noted.

3Step coupon rate security - Rate steps up/down by 25 basis points upon rating downgrade/upgrade by Moody’s and S&P rating agencies (Subject to a   maximum of 100 basis points per agency, 200 basis points maximum).

4Variable rate security. Security may be issued at a fixed coupon rate, which converts to a variable rate at a specified date. Rate shown is the rate in effect   as of October 31, 2019.

[5]Represents	a Payment-In-Kind bond.
[6]Security	is perpetual in nature and has no stated maturity date.
[7]Rate	shown is the current yield as of October 31, 2019.

The Global Industry Classification Standard (GICS) was developed by and is the exclusive property and a service mark of MSCI Inc. (MSCI) and Standard & Poor’s, a division of The McGraw-Hill Companies, Inc. (S&P), and is licensed for use by Manning & Napier when referencing GICS sectors. Neither MSCI, S&P, nor any third party involved in making or compiling the GICS or any GICS classifications makes any express or implied warranties or representations with respect to such standard or classification, nor shall any such party have any liability therefrom.

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities - Pro-Blend® Maximum Term Series

October 31, 2019

ASSETS:

Investments, at value (identified cost $327,220,405) (Note 2)	$375,178,878
Receivable for securities sold	1,941,431
Foreign tax reclaims receivable	659,173
Interest receivable	424,165
Receivable for fund shares sold	244,696
Dividends receivable	167,538
Prepaid expenses	33,814

TOTAL ASSETS	378,649,695

LIABILITIES:

Accrued management fees (Note 3)	188,428
Accrued sub-transfer agent fees (Note 3)	129,610
Accrued distribution and service (Rule 12b-1) fees (Class S) (Class R) (Class L) (Note 3)	99,976
Accrued fund accounting and administration fees (Note 3)	30,553
Accrued Chief Compliance Officer service fees (Note 3)	687
Payable for securities purchased	355,537
Payable for fund shares repurchased	122,292
Other payables and accrued expenses	98,049

TOTAL LIABILITIES	1,025,132

TOTAL NET ASSETS	$377,624,563

NET ASSETS CONSIST OF:

Capital stock	$256,859
Additional paid-in-capital	302,824,719
Total distributable earnings (loss)	74,542,985

TOTAL NET ASSETS	$377,624,563

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities - Pro-Blend® Maximum Term Series

October 31, 2019

NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER SHARE - Class S ($229,539,759/ 10,768,188 shares)	$21.32

NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER SHARE - Class I ($79,351,947/ 8,401,694 shares)	$9.44

NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER SHARE - Class R ($13,766,607/ 1,091,327 shares)	$12.61

NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER SHARE - Class L ($54,414,878/ 5,398,948 shares)	$10.08

NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER SHARE - Class W ($551,372/25,783 shares)	$21.39

The accompanying notes are an integral part of the financial statements.

Statement of Operations - Pro-Blend® Maximum Term Series

For the Year Ended October 31, 2019

INVESTMENT INCOME:

Dividends (net of foreign taxes withheld, $275,701)	$5,330,432
Interest	1,692,430

Total Investment Income	7,022,862

EXPENSES:

Management fees (Note 3)	2,540,067
Distribution and service (Rule 12b-1) fees (Class L) (Note 3)	528,640
Distribution and service (Rule 12b-1) fees (Class S) (Note 3)	400,670
Distribution and service (Rule 12b-1) fees (Class R) (Note 3)	64,933
Sub-transfer agent fees (Note 3)	261,295
Shareholder services fees (Class S) (Note 3)	198,229
Fund accounting and administration fees (Note 3)	110,016
Directors’ fees (Note 3)	36,403
Chief Compliance Officer service fees (Note 3)	3,455
Custodian fees	50,621
Miscellaneous	384,303

Total Expenses	4,578,632
Less reduction of expenses (Note 3)	(90,444)

Net Expenses	4,488,188

NET INVESTMENT INCOME	2,534,674

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY:

Net realized gain (loss) on-
Investments	27,329,098
Foreign currency and translation of other assets and liabilities	(25,925)

27,303,173

Net change in unrealized appreciation (depreciation) on-
Investments	21,646,357
Foreign currency and translation of other assets and liabilities	8,210

21,654,567

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY	48,957,740

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$51,492,414

The accompanying notes are an integral part of the financial statements.

Statements of Changes in Net Assets - Pro-Blend® Maximum Term Series

	FOR THE YEAR ENDED 10/31/19	FOR THE YEAR ENDED 10/31/18
INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:

Net investment income	$2,534,674	$1,428,339
Net realized gain (loss) on investments and foreign currency	27,303,173	46,085,495
Net change in unrealized appreciation (depreciation) on investments and foreign currency	21,654,567	(34,283,581)

Net increase from operations	51,492,414	13,230,253

DISTRIBUTIONS TO SHAREHOLDERS (Note 9):

Class S	(22,070,905)	(21,869,531)
Class I	(16,046,289)	(15,572,505)
Class R	(1,901,177)	(1,807,537)
Class L	(8,667,885)	(7,051,008)
Class W	(23)	—

Total distributions to shareholders	(48,686,279)	(46,300,581)

CAPITAL STOCK ISSUED AND REPURCHASED:

Net increase (decrease) from capital share transactions (Note 5)	(34,366,414)	(51,635,718)

Net increase (decrease) in net assets	(31,560,279)	(84,706,046)

NET ASSETS:

Beginning of year	409,184,842	493,890,888

End of year	$377,624,563	$409,184,842

The accompanying notes are an integral part of the financial statements.

Financial Highlights - Pro-Blend® Maximum Term Series - Class S

	FOR THE YEAR ENDED
	10/31/19	10/31/18	10/31/17	10/31/16	10/31/15
Per share data (for a share outstanding throughout each year):
Net asset value - Beginning of year	$20.59	$21.71	$18.71	$18.30	$20.86

Income (loss) from investment operations:
Net investment income[1]	0.14	0.08	0.09	0.03	0.09
Net realized and unrealized gain (loss) on investments	2.44	0.42	3.32	0.59	(0.54)

Total from investment operations	2.58	0.50	3.41	0.62	(0.45)

Less distributions to shareholders:
From net investment income	(0.08)	(0.06)	(0.04)	(0.02)	(0.05)
From net realized gain on investments	(1.77)	(1.56)	(0.37)	(0.19)	(2.06)

Total distributions to shareholders	(1.85)	(1.62)	(0.41)	(0.21)	(2.11)

Net asset value - End of year	$21.32	$20.59	$21.71	$18.71	$18.30

Net assets - End of year (000’s omitted)	$229,540	$248,691	$306,055	$367,227	$503,378

Total return[2]	14.19%	2.24%	18.60%	3.45%	(2.03% )
Ratios (to average net assets)/Supplemental Data:
Expenses*	1.10%	1.10%	1.10%	1.08%	1.08%
Net investment income	0.70%	0.35%	0.45%	0.15%	0.45%
Series portfolio turnover	73%	63%	85%	49%	59%

*For certain periods presented, the investment advisor did not impose all or a portion of its management and/or other fees, and in some periods may have paid a portion of the Series’ expenses. If these expenses had been incurred by the Class, the expense ratio (to average net assets) would have increased by the following amounts:

	0.01%	0.03%	N/A	N/A	N/A

1Calculated based on average shares outstanding during the years.

2Represents aggregate total return for the years indicated, and assumes reinvestment of all distributions. Total return would have been lower had certain expenses not been waived or reimbursed during certain years.

The accompanying notes are an integral part of the financial statements.

Financial Highlights - Pro-Blend® Maximum Term Series - Class I

	FOR THE YEAR ENDED
	10/31/19	10/31/18	10/31/17	10/31/16	10/31/15
Per share data (for a share outstanding throughout each year):
Net asset value - Beginning of year	$10.22	$11.60	$10.19	$10.09	$12.51

Income (loss) from investment operations:
Net investment income[1]	0.09	0.07	0.08	0.04	0.08
Net realized and unrealized gain (loss) on investments	1.03	0.22	1.78	0.32	(0.33)

Total from investment operations	1.12	0.29	1.86	0.36	(0.25)

Less distributions to shareholders:
From net investment income	(0.13)	(0.11)	(0.08)	(0.07)	(0.11)
From net realized gain on investments	(1.77)	(1.56)	(0.37)	(0.19)	(2.06)

Total distributions to shareholders	(1.90)	(1.67)	(0.45)	(0.26)	(2.17)

Net asset value - End of year	$9.44	$10.22	$11.60	$10.19	$10.09

Net assets - End of year (000’s omitted)	$79,352	$94,093	$114,391	$301,846	$390,931

Total return[2]	14.44%	2.44%	18.97%	3.69%	(1.82% )
Ratios (to average net assets)/Supplemental Data:
Expenses*	0.85%	0.85%	0.85%	0.83%	0.83%
Net investment income	0.94%	0.60%	0.72%	0.40%	0.71%
Series portfolio turnover	73%	63%	85%	49%	59%

*For certain periods presented, the investment advisor did not impose all or a portion of its management and/or other fees, and in some periods may have paid a portion of the Series’ expenses. If these expenses had been incurred by the Class, the expense ratio (to average net assets) would have increased by the following amounts:

	0.05%	0.03%	N/A	N/A	N/A

1Calculated based on average shares outstanding during the years.

2Represents aggregate total return for the years indicated, and assumes reinvestment of all distributions. Total return would have been lower had certain expenses not been waived or reimbursed during certain years.

The accompanying notes are an integral part of the financial statements.

Financial Highlights - Pro-Blend® Maximum Term Series - Class R

	FOR THE YEAR ENDED
	10/31/19	10/31/18	10/31/17	10/31/16	10/31/15
Per share data (for a share outstanding throughout each year):
Net asset value - Beginning of year	$12.98	$14.28	$12.48	$12.28	$14.73

Income (loss) from investment operations:
Net investment income (loss)[1]	0.06	0.01	0.03	(0.01)	0.03
Net realized and unrealized gain (loss) on investments	1.40	0.29	2.17	0.40	(0.38)

Total from investment operations	1.46	0.30	2.20	0.39	(0.35)

Less distributions to shareholders:
From net investment income	(0.06)	(0.04)	(0.03)	(0.00)[2]	(0.04)
From net realized gain on investments	(1.77)	(1.56)	(0.37)	(0.19)	(2.06)

Total distributions to shareholders	(1.83)	(1.60)	(0.40)	(0.19)	(2.10)

Net asset value - End of year	$12.61	$12.98	$14.28	$12.48	$12.28

Net assets - End of year (000’s omitted)	$13,767	$13,841	$17,404	$22,153	$31,517

Total return[3]	13.84%	1.99%	18.21%	3.26%	(2.28% )
Ratios (to average net assets)/Supplemental Data:
Expenses*	1.34%	1.35%	1.35%	1.33%	1.33%
Net investment income (loss)	0.46%	0.11%	0.22%	(0.10% )	0.20%
Series portfolio turnover	73%	63%	85%	49%	59%

*For certain periods presented, the investment advisor did not impose all or a portion of its management and/or other fees, and in some periods may have paid a portion of the Series’ expenses. If these expenses had been incurred by the Class, the expense ratio (to average net assets) would have increased by the following amounts:

	0.01%	0.03%	N/A	N/A	N/A
1Calculated based on average shares outstanding during the years.

2Less than $(0.01).

3Represents aggregate total return for the years indicated, and assumes reinvestment of all distributions. Total return would have been lower had certain expenses not been waived or reimbursed during certain years.

The accompanying notes are an integral part of the financial statements.

Financial Highlights - Pro-Blend® Maximum Term Series - Class L*

	FOR THE YEAR ENDED
	10/31/19	10/31/18	10/31/17	10/31/16	10/31/15
Per share data (for a share outstanding throughout each year):
Net asset value - Beginning of year	$10.76	$12.13	$10.68	$10.60	$13.03

Income (loss) from investment operations:
Net investment income (loss)[1]	(0.00)[2]	(0.05)	(0.03)	(0.06)	(0.03)
Net realized and unrealized gain (loss) on investments	1.12	0.24	1.86	0.33	(0.34)

Total from investment operations	1.12	0.19	1.83	0.27	(0.37)

Less distributions to shareholders:
From net investment income	(0.03)	—	(0.01)	—	(0.00)[2]
From net realized gain on investments	(1.77)	(1.56)	(0.37)	(0.19)	(2.06)

Total distributions to shareholders	(1.80)	(1.56)	(0.38)	(0.19)	(2.06)

Net asset value - End of year	$10.08	$10.76	$12.13	$10.68	$10.60

Net assets - End of year (000’s omitted)	$54,415	$52,560	$56,040	$54,753	$57,507

Total return[3]	13.40%	1.40%	17.78%	2.62%	(2.76% )
Ratios (to average net assets)/Supplemental Data:
Expenses**	1.82%	1.85%	1.85%	1.83%	1.83%
Net investment income (loss)	(0.03% )	(0.40% )	(0.31% )	(0.61% )	(0.30% )
Series portfolio turnover	73%	63%	85%	49%	59%

*Effective March 1, 2019, Class R2 shares of the Series have been redesignated as Class L Shares.

**For certain periods presented, the investment advisor did not impose all or a portion of its management and/or other fees, and in some periods may have paid a portion of the Series’ expenses. If these expenses had been incurred by the Class, the expense ratio (to average net assets) would have increased by the following amounts:

	0.01%	0.03%	N/A	N/A	N/A

1Calculated based on average shares outstanding during the years.

2Less than $(0.01).

3Represents aggregate total return for the years indicated, and assumes reinvestment of all distributions. Total return would have been lower had certain expenses not been waived or reimbursed during certain years.

The accompanying notes are an integral part of the financial statements.

Financial Highlights - Pro-Blend® Maximum Term Series - Class W

FOR THE PERIOD
4/1/19[1] TO 10/31/19
Per share data (for a share outstanding throughout the period):
Net asset value - Beginning of period	$20.12

Income (loss) from investment operations:
Net investment income[2]	0.12
Net realized and unrealized gain (loss) on investments	1.24

Total from investment operations	1.36

Less distributions to shareholders:
From net investment income	(0.09)
From net realized gain on investments	(0.00)[3]

Total distributions to shareholders	(0.09)

Net asset value - End of period	$21.39

Net assets - End of period (000’s omitted)	$551

Total return[4]	6.79%
Ratios (to average net assets)/Supplemental Data:
Expenses*[5]	0.10%
Net investment income[5]	1.04%
Series portfolio turnover	73%

*The investment advisor did not impose all or a portion of its management and/or other fees during the period, and may have paid a portion of the Series’ expenses. If these expenses had been incurred by the Class, the expense ratio (to average net assets) would have increased by the following amounts[5]:

0.65%

1Commencement of operations.

2Calculated based on average shares outstanding during the period.

3Less than $(0.01).

4Represents aggregate total return for the period indicated. Total return would have been lower had certain expenses not been waived or reimbursed during the period. Periods less than one year are not annualized.

5Annualized.

The accompanying notes are an integral part of the financial statements.

Notes to Financial Statements

1.	Organization

Pro-Blend® Conservative Term Series, Pro-Blend® Moderate Term Series, Pro-Blend® Extended Term Series and Pro-Blend® Maximum Term Series (each the “Series”) are no-load diversified series of Manning & Napier Fund, Inc. (the “Fund”). The Fund is organized in Maryland and is registered under the Investment Company Act of 1940 (the “1940 Act”), as amended, as an open-end management investment company.

The Series are asset allocation funds. Each invests in a combination of stocks, bonds and cash and is managed according to specific objectives. The objectives are as follows: Pro-Blend® Conservative Term Series - primary objective is preservation of capital; secondary objective is to provide income and long-term growth of capital. Pro-Blend® Moderate Term Series - equal emphasis on long-term growth of capital and preservation of capital. Pro-Blend® Extended Term Series - primary objective is long-term growth of capital; secondary objective is preservation of capital. Pro-Blend® Maximum Term Series - primary objective is long-term growth of capital.

Each Series is authorized to issue six classes of shares (Class S, I, R, L (formerly Class R2), W, and Z). Class W shares of each Series were issued on April 1, 2019. Each class of shares is substantially the same, except that class-specific distribution and shareholder servicing expenses are borne by the specific class of shares to which they relate.

The Fund’s Advisor is Manning & Napier Advisors, LLC (the “Advisor”). Shares of each Series are offered to investors and employees of the Advisor and its affiliates. The total authorized capital stock of the Fund consists of 15 billion shares of common stock each having a par value of $0.01. As of October 31, 2019, 10 billion shares have been designated in total among 34 series, of which 162.5 million have been designated as Pro-Blend® Conservative Term Series Class S common stock, 75 million have been designated as Pro-Blend® Conservative Term Series Class I common stock, 125 million each have been designated as Class S common stock and Class I common stock for Pro-Blend® Moderate Term Series, 125 million each have been designated as Class S common stock for Pro-Blend® Extended Term Series and Pro-Blend® Maximum Term Series, 200 million each have been designated as Class I common stock for Pro-Blend® Extended Term Series and Pro-Blend® Maximum Term Series, 52.5 million have been designated in each of the Series as Class R common stock, 25 million have been designated in each of the Series as Class L (formerly Class R2) common stock, 100 million have been designated in each of the Series as Class W common stock and Class Z common stock. Class Z common stock is not currently offered for sale.

2.	Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Series. Each Series is an investment company and, accordingly, follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standards Codification Topic 946 - Investment Companies, which is part of accounting principles generally accepted in the United States of America (“GAAP”).

Security Valuation

Portfolio securities, including domestic equities, foreign equities, warrants and options, listed on an exchange other than the NASDAQ Stock Market are valued at the latest quoted sales price of the exchange on which the security is primarily traded. Securities not traded on valuation date or securities not listed on an exchange are valued at the latest quoted bid price provided by the Fund’s pricing service. Securities listed on the NASDAQ Stock Market are valued in accordance with the NASDAQ Official Closing Price.

Debt securities, including government bonds, foreign bonds, asset-backed securities, structured notes, supranational obligations, sovereign bonds, corporate bonds and mortgage-backed securities will normally be valued on the basis of evaluated bid prices provided directly by an independent pricing service. The pricing services use multiple valuation techniques to determine fair value. In instances where sufficient market activity exists, the pricing services may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the pricing services also utilize proprietary valuation models which may consider market characteristics such as benchmark yield curves, option-adjusted spreads, credit spreads, estimated defaulted rates, coupon rates, anticipated timing of principal repayments, underlying collateral and other unique security features in order to estimate the relevant cash flows, which are then discounted to calculate the fair value. Certain investments in securities held by the Series may be valued on a basis of

Notes to Financial Statements (continued)

2.	Significant Accounting Policies (continued)

Security Valuation (continued)

a price provided directly by a principal market maker. These prices may differ from the value that would have been used had a broader market for securities existed.

Short-term investments that mature in sixty days or less may be valued at amortized cost, which approximates fair value. Investments in open-end investment companies are valued at their net asset value per share on valuation date.

Volume and level of activity in established markets for an asset or liability are evaluated to determine whether recent transactions and quoted prices are determinative of fair value. Where there have been significant decreases in volume and level of activity, further analysis and adjustment may be necessary to estimate fair value. The Series measure fair value in these instances by the use of inputs and valuation techniques which may be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry and/or expectation of future cash flows. As a result of trading in relatively thin markets and/or markets that experience significant volatility, the prices used by the Series to value these securities may differ from the value that would be realized if these securities were sold, and the differences could be material.

Securities for which representative valuations or prices are not available from the Series’ pricing service may be valued at fair value as determined in good faith by the Advisor under procedures approved by and under the general supervision and responsibility of the Fund’s Board of Directors (the “Board”). Due to the inherent uncertainty of valuations of such securities, the fair value may differ significantly from the values that would have been used had a ready market for such securities existed. If trading or events occurring after the close of the principal market in which securities are traded are expected to materially affect the value of those securities, then they may be valued at their fair value, taking this trading or these events into account. In accordance with the procedures approved by the Board, the values of certain securities trading outside the U.S. were adjusted following the close of local trading using a factor from a third party vendor. The third party vendor uses statistical analyses and quantitative models, which consider among other things subsequent movement and changes in the prices of indices, securities and exchange rates in other markets, to determine the factors which are used to adjust local market prices. The value of securities used for net asset value calculation under these procedures may differ from published prices for the same securities. It is the Fund’s policy to classify each foreign equity security where a factor from a third party vendor is provided as a Level 2 security.

Various inputs are used in determining the value of the Series’ assets or liabilities carried at fair value. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical assets and liabilities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.). Level 3 includes significant unobservable inputs (including the Series’ own assumptions in determining the fair value of investments). A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input both individually and in aggregate that is significant to their fair value measure. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the valuation levels used for major security types as of October 31, 2019 in valuing the Series’ assets or liabilities carried at fair value:

	PRO-BLEND® CONSERVATIVE TERM SERIES
DESCRIPTION	TOTAL	LEVEL 1	LEVEL 2#	LEVEL 3
Assets:
Equity Securities:
Communication Services	$26,329,722	$19,953,539	$6,376,183	$—
Consumer Discretionary	20,471,164	17,037,474	3,433,690	—
Consumer Staples	30,014,201	21,583,466	8,430,735	—
Energy	10,634,210	10,634,210	—	—
Financials	30,124,123	30,124,123	—	—
Health Care	39,311,201	34,952,147	4,359,054	—
Industrials	11,878,447	11,878,447	—	—

Notes to Financial Statements (continued)

2.	Significant Accounting Policies (continued)

Security Valuation (continued)

	PRO-BLEND® CONSERVATIVE TERM SERIES
DESCRIPTION	TOTAL	LEVEL 1	LEVEL 2#	LEVEL 3
Information Technology	$37,306,244	$37,306,244	$—	$—
Materials	3,934,874	3,934,874	—	—
Real Estate	29,499,295	29,334,514	164,781	—
Utilities	2,079,335	2,079,335	—	—
Debt securities:
U.S. Treasury and other U.S.
Government agencies	351,113,162	—	351,113,162	—
Corporate debt:
Communication Services	36,255,553	—	36,255,553	—
Consumer Discretionary	24,086,542	—	24,086,542	—
Consumer Staples	2,128,156	—	2,128,156	—
Energy	34,424,421	—	34,424,421	—
Financials	39,321,995	—	39,321,995	—
Health Care	5,402,965	—	5,402,965	—
Industrials	20,555,795	—	20,555,795	—
Information Technology	182,113	—	182,113	—
Materials	7,654,592	—	7,654,592	—
Real Estate	14,906,280	—	14,906,280	—
Asset-backed securities	57,095,893	—	57,095,893	—
Commercial mortgage-backed securities	62,212,323	—	62,212,323	—
Foreign government bonds	9,862,881	—	9,862,881	—
Mutual funds	3,521,619	3,521,619	—	—
Short-Term Investment	6,082,021	6,082,021	—	—

Total assets	916,389,127	228,422,013	687,967,114	—

Liabilities:
Other financial instruments*:
Equity contracts	(46,180)	(43,620)	(2,560)	—

Total liabilities	(46,180)	(43,620)	(2,560)	—

Total	$916,342,947	$228,378,393	$687,964,554	$—

	PRO-BLEND® MODERATE TERM SERIES
DESCRIPTION	TOTAL	LEVEL 1	LEVEL 2#	LEVEL 3
Assets:
Equity Securities:
Communication Services	$23,216,377	$16,617,454	$6,598,923	$—
Consumer Discretionary	15,613,694	11,690,179	3,923,515	—
Consumer Staples	23,125,988	13,481,728	9,644,260	—
Energy	4,335,137	3,761,106	574,031	—
Financials	14,814,249	13,793,377	1,020,872	—
Health Care	26,838,123	22,248,858	4,589,265	—
Industrials	2,101,592	955,465	1,146,127	—
Information Technology	27,260,988	26,868,456	392,532	—
Materials	536,437	186,022	350,415	—
Real Estate	12,137,058	11,835,644	301,414	—
Utilities	126,239	—	126,239	—

Notes to Financial Statements (continued)

2.	Significant Accounting Policies (continued)

Security Valuation (continued)

	PRO-BLEND® MODERATE TERM SERIES
DESCRIPTION	TOTAL	LEVEL 1	LEVEL 2#	LEVEL 3
Debt securities:
U.S. Treasury and other U.S.
Government agencies	$128,657,074	$—	$128,657,074	$—
Corporate debt:
Communication Services	12,487,954	—	12,487,954	—
Consumer Discretionary	8,481,844	—	8,481,844	—
Consumer Staples	61,538	—	61,538	—
Energy	9,848,935	—	9,848,935	—
Financials	14,384,956	—	14,384,956	—
Health Care	1,917,523	—	1,917,523	—
Industrials	5,676,385	—	5,676,385	—
Information Technology	80,344	—	80,344	—
Materials	2,661,359	—	2,661,359	—
Real Estate	3,099,555	—	3,099,555	—
Asset-backed securities	19,314,513	—	19,314,513	—
Commercial mortgage-backed securities	27,433,622	—	27,433,622	—
Foreign government bonds	5,040,010	—	5,040,010	—
Mutual funds	1,083,446	1,083,446	—	—
Short-Term Investment	3,758,324	3,758,324	—	—

Total assets	394,093,264	126,280,059	267,813,205	—

Liabilities:
Other financial instruments*:
Equity contracts	(72,726)	(70,846)	(1,880)	—

Total liabilities	(72,726)	(70,846)	(1,880)	—

Total	$394,020,538	$126,209,213	$267,811,325	$—

	PRO-BLEND® EXTENDED TERM SERIES
DESCRIPTION	TOTAL	LEVEL 1	LEVEL 2#	LEVEL 3
Assets:
Equity Securities:
Communication Services	$40,718,734	$29,248,731	$11,470,003	$—
Consumer Discretionary	26,344,229	19,638,760	6,705,469	—
Consumer Staples	39,259,264	22,983,026	16,276,238	—
Energy	6,694,760	5,716,715	978,045	—
Financials	24,096,678	22,352,212	1,744,466	—
Health Care	45,688,272	37,902,013	7,786,259	—
Industrials	3,616,795	1,654,862	1,961,933	—
Information Technology	47,614,634	46,890,800	723,834	—
Materials	898,204	314,199	584,005	—
Real Estate	18,574,253	18,072,194	502,059	—
Utilities	219,382	—	219,382	—
Debt securities:
U.S. Treasury and other U.S.
Government agencies	132,052,160	—	132,052,160	—
Corporate debt:
Communication Services	12,306,404	—	12,306,404	—
Consumer Discretionary	8,775,745	—	8,775,745	—
Consumer Staples	71,794	—	71,794	—
Energy	9,784,248	—	9,784,248	—
Financials	13,883,961	—	13,883,961	—

Notes to Financial Statements (continued)

2.	Significant Accounting Policies (continued)

Security Valuation (continued)

	PRO-BLEND® EXTENDED TERM SERIES
DESCRIPTION	TOTAL	LEVEL 1	LEVEL 2#	LEVEL 3
Health Care	$1,875,147	$—	$1,875,147	$—
Industrials	7,535,223	—	7,535,223	—
Information Technology	107,125	—	107,125	—
Materials	2,869,737	—	2,869,737	—
Real Estate	2,876,314	—	2,876,314	—
Utilities	259,394	—	259,394	—
Asset-backed securities	17,427,632	—	17,427,632	—
Commercial mortgage-backed securities	25,851,394	—	25,851,394	—
Foreign government bonds	5,792,808	—	5,792,808	—
Mutual funds	1,840,494	1,840,494	—	—
Short-Term Investment	5,431,336	5,431,336	—	—

Total assets	502,466,121	212,045,342	290,420,779	—

Liabilities:
Other financial instruments*:
Equity contracts	(197,002)	(193,722)	(3,280)	—

Total liabilities	(197,002)	(193,722)	(3,280)	—

Total	$502,269,119	$211,851,620	$290,417,499	$—

	PRO-BLEND® MAXIMUM TERM SERIES
DESCRIPTION	TOTAL	LEVEL 1	LEVEL 2#	LEVEL 3
Assets:
Equity Securities:
Communication Services	$39,879,390	$30,916,534	$8,962,856	$—
Consumer Discretionary	45,698,599	40,985,191	4,713,408	—
Consumer Staples	52,343,268	37,312,288	15,030,980	—
Energy	9,760,558	9,002,139	758,419	—
Financials	39,010,121	31,399,002	7,611,119	—
Health Care	43,653,827	38,715,293	4,938,534	—
Industrials	5,749,410	4,233,062	1,516,348	—
Information Technology	45,639,980	43,356,390	2,283,590	—
Materials	16,531,061	12,577,950	3,953,111	—
Real Estate	15,322,161	14,967,207	354,954	—
Utilities	168,439	—	168,439	—
Debt securities:
U.S. Treasury and other U.S.
Government agencies	48,369,988	—	48,369,988	—
Corporate debt:
Communication Services	2,095,919	—	2,095,919	—
Consumer Discretionary	1,211,496	—	1,211,496	—
Consumer Staples	30,769	—	30,769	—
Energy	1,651,321	—	1,651,321	—
Financials	2,636,849	—	2,636,849	—
Health Care	307,227	—	307,227	—
Industrials	1,361,917	—	1,361,917	—
Information Technology	37,494	—	37,494	—
Materials	594,555	—	594,555	—
Real Estate	810,681	—	810,681	—

Notes to Financial Statements (continued)

2.	Significant Accounting Policies (continued)

Security Valuation (continued)

	PRO-BLEND® MAXIMUM TERM SERIES
DESCRIPTION	TOTAL	LEVEL 1	LEVEL 2#	LEVEL 3
Mutual funds	$1,398,530	$1,398,530	$—	$—
Short-Term Investment	915,318	915,318	—	—

Total assets	$375,178,878	$265,778,904	$109,399,974	$—

#Includes certain foreign equity securities for which a factor from a third party vendor was applied to determine the securities’ fair value following the close of local trading.

*Other financial instruments are exchange traded options (Level 1 and Level 2).

There were no Level 3 securities held by any of the Pro-Blend® Series as of October 31, 2018 and October 31, 2019.

New Accounting Pronouncements

In March 2017, the Financial Accounting Standards Board issued Accounting Standards Update No. 2017-08, Receivables – Nonrefundable Fees and Other Costs (Subtopic 310-320): “Premium Amortization of Purchased Callable Debt Securities” which shortens the amortized period for certain callable debt securities, held at a premium, to be amortized to the earliest call date rather than the contractual maturity date. The Series will adopt and apply ASU 2017-08 on a modified retrospective basis through a cumulative-effect adjustment on November 1, 2019. As a result of the adoption of ASU 2017-08, the amortized cost basis of investments will be reduced and unrealized appreciation of investments will be increased by immaterial amounts, and there will be no impact on net assets or overall results of operations.

Security Transactions, Investment Income and Expenses

Security transactions are accounted for on trade date. Dividend income is recorded on the ex-dividend date, except that if the ex-dividend date has passed, certain dividends from foreign securities are recorded as soon as the Series is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair value of the securities received. Interest income, including amortization of premium and accretion of discounts using the effective interest method, is earned from settlement date and accrued daily.

Expenses are recorded on an accrual basis. Most expenses of the Fund can be attributed to a specific series. Expenses which cannot be directly attributed are apportioned among the series in the Fund in such a manner as deemed equitable by the Fund’s Board, taking into consideration, among other things, the nature and type of expense.

Income, expenses (other than class specific expenses), and realized and unrealized gains and losses are prorated among the classes based on the relative net assets of each class. Class specific expenses are directly charged to that Class.

The Series use the identified cost method for determining realized gain or loss on investments for both financial statement and federal income tax reporting purposes.

Foreign Currency Translation

The books and records of the Series are maintained in U.S. dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars at the current exchange rates. Purchases and sales of investment securities and income and expenses are translated on the respective dates of such transactions. The Series do not isolate realized and unrealized gains and losses attributable to changes in the exchange rates from gains and losses that arise from changes in the fair value of investments. Such fluctuations are included with net realized and unrealized gain or loss on investments. Net realized foreign currency gains and losses represent foreign currency gains and losses between trade date and settlement date on securities transactions, gains and losses on disposition of foreign currencies and the difference between the amount of income and foreign withholding taxes recorded on the books of the Series and the amounts actually received or paid.

Notes to Financial Statements (continued)

2.	Significant Accounting Policies (continued)

Option Contracts

The Series may write (sell) or buy call or put options on securities and other financial instruments. When a Series writes a call, the Series gives the purchaser the right to buy the underlying security from the Series at the price specified in the option contract (the “exercise price”) at any time during the option period. When a Series writes a put option, the Series gives the purchaser the right to sell to the Series the underlying security at the exercise price at any time during the option period. The Series will only write options on a “covered basis.” This means that the Series will own the underlying security when the Series writes a call or the Series will put aside cash, U.S. Government securities, or other liquid assets in an amount not less than the exercise price at all times the put option is outstanding.

When a Series writes an option, an amount equal to the premium received is reflected as a liability and is subsequently marked-to-market to reflect the current market value of the option. The Series, as a writer of an option, has no control over whether the underlying security or financial instrument may be sold (call) or purchased (put) and, as a result, bears the market risk of an unfavorable change in the price of the security or financial instrument underlying the written option. There is a risk that the Series may not be able to enter into a closing transaction because of an illiquid market.

Each Series may also purchase options in an attempt to hedge against fluctuations in the value of its portfolio and to protect against declines in the value of the securities. The premium paid by a Series for the purchase of an option is reflected as an investment and subsequently marked-to-market to reflect the current market value of the option. The risk associated with purchasing options is limited to the premium paid.

When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or a Series enters into a closing transaction), the Series realizes a gain or loss on the option to the extent of the premium received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

The measurement of the risks associated with option contracts is meaningful only when all related and offsetting transactions are considered. The counterparty for the Series’ written options contracts outstanding during the year ended October 31, 2019 is Pershing LLC, a BNY Mellon Company.

The following table presents the present value of derivatives held at October 31, 2019 as reflected on the Statement of Assets and Liabilities, and the effect of the derivative instruments on the Statement of Operations:

PRO-BLEND® CONSERVATIVE TERM SERIES
STATEMENT OF ASSETS AND LIABILITIES
Derivative	Liabilities Location

Equity contracts	Options written, at value	$ (46,180)

STATEMENT OF OPERATIONS
Derivative	Location of Gain or (Loss) on Derivatives	Realized Gain (Loss) on Derivatives

Equity contracts	Net realized gain (loss) on options written	$ 857,460
Derivative	Location of Appreciation (Depreciation) on Derivatives	Unrealized Appreciation (Depreciation) on Derivatives

Equity contracts	Net change in unrealized appreciation (depreciation) on options written	$ 66,701

Notes to Financial Statements (continued)

2.	Significant Accounting Policies (continued)

Option Contracts (continued)

PRO-BLEND® MODERATE TERM SERIES
STATEMENT OF ASSETS AND LIABILITIES
Derivative	Liabilities Location

Equity contracts	Options written, at value	$ 72,726

STATEMENT OF OPERATIONS
Derivative	Location of Gain or (Loss) on Derivatives	Realized Gain (Loss) on Derivatives

Equity contracts	Net realized gain (loss) on options written	$ 749,704
Derivative	Location of Appreciation (Depreciation) on Derivatives	Unrealized Appreciation (Depreciation) on Derivatives

Equity contracts	Net change in unrealized appreciation (depreciation) on options written	$ 49,970

PRO-BLEND® EXTENDED TERM SERIES
STATEMENT OF ASSETS AND LIABILITIES
Derivative	Liabilities Location

Equity contracts	Options written, at value	$ 197,002

STATEMENT OF OPERATIONS
Derivative	Location of Gain or (Loss) on Derivatives	Realized Gain (Loss) on Derivatives

Equity contracts	Net realized gain (loss) on options written	$ 1,195,135
Derivative	Location of Appreciation (Depreciation) on Derivatives	Unrealized Appreciation (Depreciation) on Derivatives

Equity contracts	Net change in unrealized appreciation (depreciation) on options written	$ 18,221

The average month-end balances for the year ended October 31, 2019, the period in which such derivatives were outstanding, were as follows:

	PRO-BLEND® CONSERVATIVE TERM SERIES	PRO-BLEND® MODERATE TERM SERIES	PRO-BLEND® EXTENDED TERM SERIES
Options:
Average number of option contracts written	460	382	656
Average notional value of option contracts written	$5,088,606	$4,288,243	$7,035,467

Asset-Backed Securities

Each Series may invest in asset-backed securities. Asset-backed securities are generally issued as pass-through certificates or as debt instruments. Asset-backed securities issued as pass-through certificates represent undivided fractional ownership interests in an underlying pool of assets. Asset-backed securities issued as debt instruments, which are also known as collateralized obligations, are typically issued as the debt of a special purpose entity organized solely for the purpose of owning such assets and issuing such debt. Asset-backed securities are often backed by a pool of assets representing the obligations of

Notes to Financial Statements (continued)

2.	Significant Accounting Policies (continued)

Asset-Backed Securities (continued)

a number of different parties. The yield characteristics of certain asset-backed securities may differ from traditional debt securities. One such major difference is that all or a principal part of the obligations may be prepaid at any time because the underlying assets (i.e. loans) may be prepaid at any time. As a result, a decrease in interest rates in the market may result in increases in the level of prepayments as borrowers, particularly mortgagors, refinance and repay their loans. An increased prepayment rate with respect to an asset-backed security will have the effect of shortening the maturity of the security. In addition, a Series may subsequently have to reinvest the proceeds at lower interest rates. If a Series has purchased such an asset-backed security at a premium, a faster than anticipated prepayment rate could result in a loss of principal to the extent of the premium paid.

Mortgage-Backed Securities

Each Series may invest in mortgage-backed securities (“MBS” or pass-through certificates) that represent an interest in a pool of specific underlying mortgage loans and entitle a Series to the periodic payments of principal and interest from those mortgages. MBS may be issued by government agencies or corporations, or private issuers. Most MBS issued by government agencies are guaranteed; however, the degree of protection differs based on the issuer. For MBS there are a number of important differences among the agencies and instrumentalities of the U.S. Government that issue mortgage-related securities and among the securities that they issue. For example, mortgage-related securities guaranteed by Ginnie Mae are guaranteed as to the timely payment of principal and interest by Ginnie Mae and such guarantee is backed by the full faith and credit of the United States. However, mortgage-related securities issued by Freddie Mac and Fannie Mae, including Freddie Mac and Fannie Mae guaranteed mortgage pass-through certificates, which are solely the obligations of Freddie Mac and Fannie Mae, are not backed by or entitled to the full faith and credit of the United States, but are supported by the right of the issuer to borrow from the U.S. Treasury. Non-agency mortgage-backed securities are securities issued by non-governmental issuers and have no direct or indirect government guarantees of payment and are subject to various risks. Non-agency mortgage loans are obligations of the borrowers thereunder only and are not typically insured or guaranteed by any other person or entity. The ability of a borrower to repay a loan is dependent upon the income or assets of the borrower. A number of factors, including a general economic downturn, acts of God, terrorism, social unrest and civil disturbances, may impair a borrower’s ability to repay its loans.

Inflation-Indexed Bonds

Each Series may invest in inflation-indexed bonds. Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted according to the rate of inflation. If the index measuring inflation rises or falls, the principal value of inflation-indexed bonds will be adjusted upward or downward, and consequently the interest payable on these securities (calculated with respect to a larger or smaller principal amount) will be increased or reduced, respectively. Any upward or downward adjustment in the principal amount of an inflation-indexed bond will be included as interest income in the Statements of Operations, even though investors do not receive their principal until maturity. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

Securities Purchased on a When-Issued Basis or Forward Commitment

Each Series may purchase securities on a when-issued basis or forward commitment. These transactions involve a commitment by the Series to purchase securities for a predetermined price with payment and delivery taking place beyond the customary settlement period. When such purchases are outstanding, the Series will designate liquid assets in an amount sufficient to meet the purchase price. When purchasing a security on a delayed delivery basis, the Series assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and take such fluctuations into account when determining their net asset value. The Series may sell the when-issued securities before they are delivered, which may result in a capital gain or loss.

In connection with their ability to purchase or sell securities on a forward commitment basis, the Series may enter into forward roll transactions principally using To Be Announced (TBA) securities. Forward roll transactions require the sale of securities for delivery in the current month, and a simultaneous agreement to repurchase substantially similar (same type, coupon and maturity) securities on a specified future date. Risks of entering into forward roll transactions include the potential inability of the

Notes to Financial Statements (continued)

2.	Significant Accounting Policies (continued)

Securities Purchased on a When-Issued Basis or Forward Commitment (continued)

counterparty to meet the terms of the agreement; the potential of the Series to receive inferior securities at redelivery as compared to the securities sold to the counterparty; counterparty credit risk; and the potential pay down speed variance between the mortgage-backed pools. During the roll period, the Series forgoes principal and interest paid on the securities. The Series accounts for such dollar rolls as purchases and sales. No such investments were held by the Series on October 31, 2019.

Interest Only Securities

The Series may invest in stripped mortgage-backed securities issued by the U.S. government, its agencies and instrumentalities. Stripped mortgage-backed securities are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. In certain cases, one class will receive all of the interest (the interest-only or “IO” class), while the other class will receive all of the principal (the principal-only or “PO” class). The yield to maturity on IOs is sensitive to the rate of principal repayments (including prepayments) on the related underlying mortgage assets, and principal payments may have a material effect on yield to maturity. If the underlying mortgage assets experience greater than anticipated prepayments of principal, a Series may not fully recoup its initial investment in IOs.

Restricted Securities

Restricted securities are purchased in private placement transactions, are not registered under the Securities Act of 1933, as amended, and may have contractual restrictions on resale. Information regarding restricted securities is included at the end of each applicable Series’ Investment Portfolio.

Illiquid Securities

A security may be considered illiquid if so deemed in good faith by the Advisor under procedures approved by and under the general supervision and responsibility of the Fund’s Board. Securities that are illiquid are marked with the applicable footnote at the end of each applicable Series’ Investment Portfolio.

Federal Taxes

Each Series’ policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. The Series are not subject to federal income tax or excise tax to the extent that each Series distributes to shareholders each year its taxable income, including any net realized gains on investments, in accordance with requirements of the Internal Revenue Code. Accordingly, no provision for federal income tax or excise tax has been made in the financial statements.

Management evaluates its tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is required only when the position is “more likely than not” to be sustained assuming examination by taxing authorities. At October 31, 2019, the Series have recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken in future tax returns.

The Series file income tax returns in the U.S. federal jurisdiction, various states and foreign jurisdictions, as required. No income tax returns are currently under investigation. The statute of limitations on the Series’ tax returns remains open for the years ended October 31, 2016 through October 31, 2019. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Foreign Taxes

Based on the Series’ understanding of the tax rules and rates related to income, gains and currency purchase/repatriation transactions for foreign jurisdictions in which they invest, the Series will provide for foreign taxes, and where appropriate, deferred foreign tax.

Notes to Financial Statements (continued)

2.	Significant Accounting Policies (continued)

Distributions of Income and Gains

Distributions to shareholders of net investment income are made semi-annually. Distributions of net realized gains are made annually. An additional distribution may be necessary to avoid taxation of a Series. Distributions are recorded on the ex-dividend date.

Indemnifications

The Fund’s organizational documents provide former and current directors and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Other

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

3.	Transactions with Affiliates

The Fund has an Investment Advisory Agreement (the “Agreement”) with the Advisor, for which each Series pays a fee, computed daily and payable monthly, at an annual rate of 0.40% for Pro-Blend® Conservative Term Series and 0.60% for Pro-Blend® Moderate Term Series, Pro-Blend® Extended Term Series and Pro-Blend® Maximum Term Series, of the Series’ average daily net assets. Prior to March 1, 2019, the contractual management fee was 0.60% for the Pro-Blend® Conservative Term Series and 0.75% for the Pro-Blend® Moderate Term Series, Pro-Blend® Extended Term Series, and Pro-Blend® Maximum Term Series.

Under the Agreement, personnel of the Advisor provide the Series with advice and assistance in the choice of investments and the execution of securities transactions, and otherwise maintain the Series’ organization. The Advisor also provides the Fund with necessary office space and fund administration and support services. The salaries of all officers of the Fund (except a percentage of the Fund’s Chief Compliance Officer’s salary, which is paid by the Fund), and of all Directors who are “affiliated persons” of the Fund, or of the Advisor, and all personnel of the Fund, or of the Advisor, performing services relating to research, statistical and investment activities, are paid by the Advisor. Each “non-affiliated” Director receives an annual stipend, which is allocated among all the active series of the Fund. In addition, these Directors also receive a fee per Board meeting attended plus a fee for each committee meeting attended and are reimbursed for travel and other out-of-pocket expenses incurred by them in connection with attending such meetings. The Fund also has an Audit Committee Chair, Governance & Nominating Committee Chair and Lead Independent Director who each receive an additional annual stipend for these roles.

Effective March 1, 2019, the Fund may enter into agreements with financial intermediaries pursuant to which the Fund may pay financial intermediaries for non-distribution related sub-transfer agency, administrative, sub-accounting, and other shareholder services in an amount not to exceed 0.15% of the average daily net assets of the Class S, Class I, Class R and Class L shares. Payments made pursuant to such agreements are generally based on the current assets and/or number of accounts of the Series attributable to the financial intermediary. Any payments made pursuant to such agreements may be in addition to, rather than in lieu of, any Distribution and Shareholder Services Fee payable under the Rule 12b-1 plan of the Fund.

Prior to March 1, 2019, Class S shares of each Series were subject to a shareholder services fee in accordance with a shareholder services plan adopted by the Fund’s Board. The shareholder services fee was intended to compensate financial intermediaries, including affiliates of the Fund, in connection with the provision of direct client service, personal services, maintenance of shareholder accounts and reporting services. For these services, Class S of each Series paid a fee, computed daily and payable monthly, at an annual rate of 0.20% for Pro-Blend® Conservative Term Series Class S and 0.25% for Pro-Blend® Moderate Term Series Class S, Pro-Blend® Extended Term Series Class S and Pro-Blend® Maximum Term Series Class

Notes to Financial Statements (continued)

3.	Transactions with Affiliates (continued)

S, of the Class’ average daily net assets. The Fund had a Shareholder Services Agreement with the Advisor, for which the Advisor received the shareholder services fee as stated above.

Effective March 1, 2019, the Advisor has contractually agreed to waive the management fee for the Class W shares. In addition, pursuant to a separate expense limitation agreement, the Advisor has contractually agreed to limit its fees and reimburse expenses to the extent necessary so that the total direct annual fund operating expenses, exclusive of the shareholder services fee and/or distribution and service (12b-1) fees and waived Class W management fees (collectively, “excluded expenses”), at no more than the amounts presented in the following table, of average daily net assets each year.

SERIES/CLASS	EXPENSE LIMIT
Pro-Blend® Conservative Term Series Class S, I, R and L	0.65%
Pro-Blend® Conservative Term Series Class Z	0.50%
Pro-Blend® Conservative Term Series Class W	0.10%
Pro-Blend® Moderate Term Series Class S, I, R and L	0.85%
Pro-Blend® Moderate Term Series Class Z	0.70%
Pro-Blend® Moderate Term Series Class W	0.10%
Pro-Blend® Extended Term Series Class S, I, R and L	0.85%
Pro-Blend® Extended Term Series Class Z	0.70%
Pro-Blend® Extended Term Series Class W	0.10%
Pro-Blend® Maximum Term Series Class S, I, R and L	0.85%
Pro-Blend® Maximum Term Series Class Z	0.70%
Pro-Blend® Maximum Term Series Class W	0.10%

Effective March 1, 2019, these contractual waivers are expected to continue indefinitely, and may not be amended or terminated by the Advisor without the approval of the Series’ Board of Directors. The Advisor’s agreement to limit each Class’s operating expenses is limited to direct operating expenses and, therefore, does not apply to acquired fund fees and expenses, which are indirect expenses incurred by the Series through its investments in other investment companies. The Advisor may receive from a Class the difference between the Class’s total direct annual fund operating expenses, not including excluded expenses, and the Class’s contractual expense limit to recoup all or a portion of its prior fee waivers (other than Class W management fee waivers) or expense reimbursements made during the rolling three-year period preceding the recoupment if at any point the total direct annual fund operating expenses, not including excluded expenses, are below the contractual expense limit (a) at the time of the fee waiver and/or expense reimbursement and (b) at the time of the recoupment.

Prior to March 1, 2019, the Advisor has contractually agreed, until at least February 28, 2019, to waive its management fee and, if necessary, pay other operating expenses of the Series in order to maintain total direct annual fund operating expenses for the Series, exclusive of shareholder services fees and distribution and service (12b-1) fees, at no more than the amounts presented in the following table, of average daily net assets each year.

SERIES/CLASS	EXPENSE LIMIT
Pro-Blend® Conservative Term Series	0.70%
Pro-Blend® Moderate Term Series	0.85%
Pro-Blend® Extended Term Series	0.85%
Pro-Blend® Maximum Term Series	0.85%

Notes to Financial Statements (continued)

3.	Transactions with Affiliates (continued)

Pursuant to the advisory fee waiver, the Advisor waived the following management fees for Class W shares for the year ended October 31, 2019. In addition, pursuant to the separate expense limitation agreement, the Advisor waived or reimbursed the following expenses for Class S, Class I, Class R, Class L and Class W shares for the year ended October 31, 2019. These amounts are included as a reduction of expenses on the Statement of Operations:

SERIES/CLASS	CLASS W MANAGEMENT FEE WAIVER	WAIVED OPERATING EXPENSES
Pro-Blend® Conservative Term Series	$3,404	$—
Pro-Blend® Moderate Term Series	20	50,160
Pro-Blend® Extended Term Series	18	43,101
Pro-Blend® Maximum Term Series	195	90,249

At October 31, 2019, the Advisor is eligible to recoup $23,546, $820, and $24,071 from the Pro-Blend® Moderate Term Series, Pro-Blend® Extended Term Series and Pro-Blend® Maximum Term Series, respectively. For the year ended October 31, 2019, the Advisor did not recoup any expenses that have been previously waived or reimbursed.

Manning & Napier Investor Services, Inc., a registered broker-dealer affiliate of the Advisor, acts as distributor for the Fund’s shares. Each Series compensates the distributor for distributing and servicing the Series’ Class L (formerly Class R2), Class R and effective March 1, 2019, Class S shares pursuant to a distribution plan adopted under Rule 12b-1 of the 1940 Act, regardless of expenses actually incurred. Under the agreement, each Series pays distribution and service fees to the distributor at an annual rate of 0.25% of average daily net assets attributable to Class S shares, 1.00% of average daily net assets attributable to Class L shares (formerly Class R2) and an annual rate of 0.50% of daily net assets attributable to Class R shares. There are no distribution and service fees on the Class I, Class W, and Class Z shares of each Series and no such fees for Class S prior to March 1, 2019. The fees are accrued daily and paid monthly. Prior to March 1, 2019, each Series compensated the distributor for distributing and servicing the Series’ Class R2 and Class R shares pursuant to a distribution plan adopted under Rule 12b-1 of the 1940 Act, regardless of expenses actually incurred. Under the agreement, each Series paid distribution and service fees to the distributor at an annual rate of 1.00% of average daily net assets attributable to Class R2 shares and an annual rate of 0.50% of daily net assets attributable to Class R shares. There were no distribution and service fees on the Class S or Class I shares of each Series. The fees were accrued daily and paid monthly.

Pursuant to a master services agreement dated March 1, 2017, the Fund pays the Advisor an annual fee related to fund accounting and administration of 0.0085% on the first $25 billion of average daily net assets (excluding Target Series and Income Series); 0.0075% on the next $15 billion of average daily net assets (excluding Target Series and Income Series); and 0.0065% of average daily net assets in excess of $40 billion (excluding Target Series and Income Series); plus a base fee of $30,400 per series. Additionally, certain transaction and out-of-pocket expenses, including charges for reporting relating to the Fund’s compliance program, are charged. The Advisor has agreements with BNY Mellon Investment Servicing (U.S.) Inc. (“BNY”) under which BNY serves as sub-accountant services agent.

4.	Purchases and Sales of Securities

For the year ended October 31, 2019, purchases and sales of securities, including paydowns and other than short-term securities, were as follows:

	PURCHASES		SALES
SERIES	OTHER ISSUERS	GOVERNMENT	OTHER ISSUERS	GOVERNMENT
Pro-Blend® Conservative Term Series	$262,827,064	$327,451,527	$305,282,082	$357,811,886
Pro-Blend® Moderate Term Series	135,220,814	93,163,110	279,072,490	160,985,028
Pro-Blend® Extended Term Series	188,684,761	127,478,317	269,840,326	160,607,986
Pro-Blend® Maximum Term Series	167,164,359	112,794,422	253,307,890	103,468,594

Notes to Financial Statements (continued)

5.	Capital Stock Transactions

Transactions in Class S, Class I, Class R, Class L, and Class W shares were:

PRO-BLEND® CONSERVATIVE TERM SERIES CLASS S:	FOR THE YEAR ENDED 10/31/19		FOR THE YEAR ENDED 10/31/18
	SHARES	AMOUNT	SHARES	AMOUNT
Sold	7,716,892	$104,091,483	13,485,072	$184,831,181
Reinvested	1,674,861	21,831,365	1,932,249	26,362,664
Repurchased	(11,174,041)	(152,330,368)	(15,328,727)	(209,336,128)

Total	(1,782,288)	$(26,407,520)	88,594	$1,857,717

PRO-BLEND® CONSERVATIVE TERM SERIES CLASS I:	FOR THE YEAR ENDED 10/31/19		FOR THE YEAR ENDED 10/31/18
	SHARES	AMOUNT	SHARES	AMOUNT
Sold	4,572,820	$46,885,485	6,032,983	$62,576,922
Reinvested	981,337	9,602,936	983,663	10,191,906
Repurchased	(5,013,464)	(50,958,234)	(7,799,355)	(82,660,492)

Total	540,693	$5,530,187	(782,709)	$(9,891,664)

PRO-BLEND® CONSERVATIVE TERM SERIES CLASS R:	FOR THE YEAR ENDED 10/31/19		FOR THE YEAR ENDED 10/31/18
	SHARES	AMOUNT	SHARES	AMOUNT
Sold	303,354	$2,976,947	343,229	$3,463,136
Reinvested	50,080	468,279	78,356	779,958
Repurchased	(603,968)	(5,915,153)	(614,836)	(6,092,178)

Total	(250,534)	$(2,469,927)	(193,251)	$(1,849,084)

PRO-BLEND® CONSERVATIVE TERM SERIES CLASS L (FORMERLY CLASS R2):	FOR THE YEAR ENDED 10/31/19		FOR THE YEAR ENDED 10/31/18
	SHARES	AMOUNT	SHARES	AMOUNT
Sold	1,133,273	$11,034,293	1,033,277	$10,310,962
Reinvested	421,515	3,944,518	560,024	5,575,191
Repurchased	(2,546,198)	(24,846,552)	(2,819,696)	(28,095,558)

Total	(991,410)	$(9,867,741)	(1,226,395)	$(12,209,405)

PRO-BLEND® CONSERVATIVE TERM SERIES CLASS W:	FOR THE PERIOD 4/01/19 (COMMENCEMENT OF OPERATIONS) TO 10/31/19
	SHARES	AMOUNT
Sold	109,543	$1,496,340
Reinvested	906	12,499
Repurchased	—	—

Total	110,449	$1,508,839

Notes to Financial Statements (continued)

5.	Capital Stock Transactions (continued)

PRO-BLEND® MODERATE TERM SERIES CLASS S:	FOR THE YEAR ENDED 10/31/19		FOR THE YEAR ENDED 10/31/18
	SHARES	AMOUNT	SHARES	AMOUNT
Sold	1,890,869	$25,337,106	2,645,523	$36,095,900
Reinvested	1,193,223	14,876,412	1,766,612	23,789,342
Repurchased	(14,472,225)	(186,635,824)	(10,220,583)	(139,249,031)

Total	(11,388,133)	$(146,422,306)	(5,808,448)	$(79,363,789)

PRO-BLEND® MODERATE TERM SERIES CLASS I:	FOR THE YEAR ENDED 10/31/19		FOR THE YEAR ENDED 10/31/18
	SHARES	AMOUNT	SHARES	AMOUNT
Sold	2,094,486	$20,385,798	2,979,315	$30,087,491
Reinvested	929,739	8,454,143	1,074,662	10,720,324
Repurchased	(4,937,621)	(47,238,853)	(4,255,387)	(43,174,771)

Total	(1,913,396)	$(18,398,912)	(201,410)	$(2,366,956)

PRO-BLEND® MODERATE TERM SERIES CLASS R:	FOR THE YEAR ENDED 10/31/19		FOR THE YEAR ENDED 10/31/18
	SHARES	AMOUNT	SHARES	AMOUNT
Sold	232,681	$2,429,557	133,188	$1,416,277
Reinvested	94,841	909,258	144,335	1,520,382
Repurchased	(1,233,426)	(12,617,188)	(678,665)	(7,237,249)

Total	(905,904)	$(9,278,373)	(401,142)	$(4,300,590)

PRO-BLEND® MODERATE TERM SERIES CLASS L (FORMERLY CLASS R2):	FOR THE YEAR ENDED 10/31/19		FOR THE YEAR ENDED 10/31/18
	SHARES	AMOUNT	SHARES	AMOUNT
Sold	683,747	$6,684,430	681,877	$6,961,412
Reinvested	611,756	5,643,896	769,080	7,791,848
Repurchased	(2,198,410)	(21,607,147)	(2,208,253)	(22,646,789)

Total	(902,907)	$(9,278,821)	(757,296)	$(7,893,529)

PRO-BLEND® MODERATE TERM SERIES CLASS W:	FOR THE PERIOD 4/01/19 (COMMENCEMENT OF OPERATIONS) TO 10/31/19
	SHARES	AMOUNT
Sold	9,437	$131,119
Reinvested	3	36
Repurchased	—	—

Total	9,440	$131,155

PRO-BLEND® EXTENDED TERM SERIES CLASS S:	FOR THE YEAR ENDED 10/31/19		FOR THE YEAR ENDED 10/31/18
	SHARES	AMOUNT	SHARES	AMOUNT
Sold	1,358,668	$23,246,755	1,917,422	$33,638,594
Reinvested	1,014,951	16,040,883	1,371,524	23,661,283
Repurchased	(5,339,420)	(91,230,005)	(6,955,971)	(122,072,805)

Total	(2,965,801)	$(51,942,367)	(3,667,025)	$(64,772,928)

Notes to Financial Statements (continued)

5.	Capital Stock Transactions (continued)

PRO-BLEND® EXTENDED TERM SERIES CLASS I:	FOR THE YEAR ENDED 10/31/19		FOR THE YEAR ENDED 10/31/18
	SHARES	AMOUNT	SHARES	AMOUNT
Sold	3,528,748	$30,806,783	5,494,219	$51,649,838
Reinvested	1,652,114	13,328,478	1,665,148	15,434,205
Repurchased	(6,319,812)	(55,476,989)	(7,406,430)	(70,917,263)

Total	(1,138,950)	$(11,341,728)	(247,063)	$(3,833,220)

PRO-BLEND® EXTENDED TERM SERIES CLASS R:	FOR THE YEAR ENDED 10/31/19		FOR THE YEAR ENDED 10/31/18
	SHARES	AMOUNT	SHARES	AMOUNT
Sold	240,830	$2,521,015	231,918	$2,529,480
Reinvested	91,258	870,069	116,252	1,257,462
Repurchased	(823,189)	(8,384,829)	(590,475)	(6,536,081)

Total	(491,101)	$(4,993,745)	(242,305)	$(2,749,139)

PRO-BLEND® EXTENDED TERM SERIES CLASS L (FORMERLY CLASS R2):	FOR THE YEAR ENDED 10/31/19		FOR THE YEAR ENDED 10/31/18
	SHARES	AMOUNT	SHARES	AMOUNT
Sold	769,684	$7,269,772	695,952	$7,153,586
Reinvested	1,027,330	9,052,130	1,217,239	12,247,875
Repurchased	(2,595,055)	(24,787,581)	(2,810,668)	(28,755,513)

Total	(798,041)	$(8,465,679)	(897,477)	$(9,354,052)

PRO-BLEND® EXTENDED TERM SERIES CLASS W:	FOR THE PERIOD 4/01/19 (COMMENCEMENT OF OPERATIONS) TO 10/31/19
	SHARES	AMOUNT
Sold	293	$5,000
Reinvested	2	28
Repurchased	—	—

Total	295	$5,028

PRO-BLEND® MAXIMUM TERM SERIES CLASS S:	FOR THE YEAR ENDED 10/31/19		FOR THE YEAR ENDED 10/31/18
	SHARES	AMOUNT	SHARES	AMOUNT
Sold	693,431	$13,975,744	1,103,752	$23,650,449
Reinvested	1,205,790	21,679,532	1,036,452	21,459,898
Repurchased	(3,209,037)	(64,254,409)	(4,160,253)	(89,146,108)

Total	(1,309,816)	$(28,599,133)	(2,020,049)	$(44,035,761)

PRO-BLEND® MAXIMUM TERM SERIES CLASS I:	FOR THE YEAR ENDED 10/31/19		FOR THE YEAR ENDED 10/31/18
	SHARES	AMOUNT	SHARES	AMOUNT
Sold	2,588,964	$23,362,985	2,014,113	$21,746,102
Reinvested	2,000,823	16,022,147	1,508,732	15,549,489
Repurchased	(5,391,803)	(49,717,137)	(4,183,021)	(45,362,603)

Total	(802,016)	$(10,332,005)	(660,176)	$(8,067,012)

Notes to Financial Statements (continued)

5.	Capital Stock Transactions (continued)

PRO-BLEND® MAXIMUM TERM SERIES CLASS R:	FOR THE YEAR ENDED 10/31/19		FOR THE YEAR ENDED 10/31/18
	SHARES	AMOUNT	SHARES	AMOUNT
Sold	467,060	$5,591,070	337,592	$4,593,055
Reinvested	177,718	1,897,030	134,694	1,762,998
Repurchased	(619,464)	(7,372,038)	(624,728)	(8,490,869)

Total	25,314	$116,062	(152,442)	$(2,134,816)

PRO-BLEND® MAXIMUM TERM SERIES CLASS L (FORMERLY CLASS R2):	FOR THE YEAR ENDED 10/31/19		FOR THE YEAR ENDED 10/31/18
	SHARES	AMOUNT	SHARES	AMOUNT
Sold	704,235	$6,769,815	568,570	$6,446,638
Reinvested	1,009,143	8,635,922	645,934	7,027,766
Repurchased	(1,197,143)	(11,496,558)	(953,464)	(10,872,533)

Total	516,235	$3,909,179	261,040	$2,601,871

PRO-BLEND® MAXIMUM TERM SERIES CLASS W:	FOR THE PERIOD 4/01/19 (COMMENCEMENT OF OPERATIONS) TO 10/31/19
	SHARES	AMOUNT
Sold	25,782	$539,460
Reinvested	1	23
Repurchased	—	—

Total	25,783	$539,483

At October 31, 2019, one shareholder owned 11.9% of Pro-Blend® Conservative Term Series. In addition, the Advisor and its affiliates owned 0.1% or less of each Series. Investment activities of these shareholders may have a material effect on the respective Series.

6.	Line of Credit

The Fund has entered into a 364-day, $25 million credit agreement (the “line of credit”) with Bank of New York Mellon. Each series of the Fund may borrow under the line of credit for temporary or emergency purposes, including funding shareholder redemptions and other short-term liquidity purposes. The Fund pays an annual fee on the unused commitment amount, payable quarterly, and is allocated among all the series of the Fund and included in miscellaneous expenses in the Statement of Operations for each series. The line of credit expires in August 2020 unless extended or renewed. During the year ended October 31, 2019, none of the Series borrowed under the line of credit.

7.	Financial Instruments and Loan Assignments

The Series may trade in instruments including written and purchased options, forward foreign currency exchange contracts and futures contracts and other derivatives in the normal course of investing activities to assist in managing exposure to various market risks. The Series may be subject to various elements of risk which may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. These risks include: the risk that changes in the value of a derivative may not correlate perfectly with the underlying asset, rate or index; counterparty credit risk related to over the counter derivative counterparties’ failure to perform under contract terms; liquidity risk related to the lack of a liquid market for these contracts allowing the fund to close out its position(s); and documentation risk relating to disagreement over contract terms. At October 31, 2019, Pro-Blend® Conservative Term Series, Pro-Blend® Moderate Term Series and Pro-Blend® Extended Term Series invested in options contracts (equity risk).

Notes to Financial Statements (continued)

7.	Financial Instruments and Loan Assignments (continued)

The Series may invest in a loan assignment of all or a portion of the loans. A Series has direct rights against the borrower on a loan when it purchases an assignment; however, the Series’ rights may be more limited than the lender from which it acquired the assignment and the Series may be able to enforce its rights only through an administrative agent. Loan assignments are vulnerable to market conditions and may become illiquid due to economic conditions or other events may reduce the demand for loan assignments and certain loan assignments which were liquid when purchased may become illiquid. At October 31, 2019, none of the Series held any loan assignments.

8.	Foreign Securities

Investing in securities of foreign companies and foreign governments involves special risks and considerations not typically associated with investing in securities of domestic companies and the U.S. Government. These risks include revaluation of currencies and future adverse political and economic developments. Moreover, securities of foreign companies and foreign governments and their markets may be less liquid and their prices more volatile than those of comparable domestic companies and the U.S. Government.

9.	Federal Income Tax Information

The amount and characterization of certain income and capital gains to be distributed are determined in accordance with federal income tax regulations, which may differ from GAAP. These differences are primarily due to differing book and tax treatments in the timing of the recognition on net investment income or gains and losses, including foreign currency gains and losses, losses deferred due to wash sales, investments in passive foreign investment companies (PFICs) and real estate investment trusts. Each Series may periodically make reclassifications among its capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations, without impacting the Series’ net asset value. Any such reclassifications are not reflected in the financial highlights.

The tax character of distributions paid were as follows:

	PRO-BLEND® CONSERVATIVE		PRO-BLEND® MODERATE
	TERM SERIES		TERM SERIES
	FOR THE YEAR	FOR THE YEAR	FOR THE YEAR	FOR THE YEAR
	ENDED 10/31/19	ENDED 10/31/18	ENDED 10/31/19	ENDED 10/31/18
Ordinary income	$17,035,436	$21,330,487	$7,180,115	$18,396,321
Long-term capital gains	19,690,770	22,874,974	22,984,535	25,890,219

	PRO-BLEND® EXTENDED		PRO-BLEND® MAXIMUM
	TERM SERIES		TERM SERIES
	FOR THE YEAR	FOR THE YEAR	FOR THE YEAR	FOR THE YEAR
	ENDED 10/31/19	ENDED 10/31/18	ENDED 10/31/19	ENDED 10/31/18
Ordinary income	$7,355,814	$21,183,099	$12,829,278	$14,885,916
Long-term capital gains	32,345,511	31,992,723	35,857,001	31,414,665

Notes to Financial Statements (continued)

9.	Federal Income Tax Information (continued)

At October 31, 2019, the tax basis of components of distributable earnings and the net unrealized appreciation based on the identified cost of investments for federal income tax purposes were as follows:

	PRO-BLEND® CONSERVATIVE TERM SERIES	PRO-BLEND® MODERATE TERM SERIES	PRO-BLEND® EXTENDED TERM SERIES	PRO-BLEND® MAXIMUM TERM SERIES
Cost for federal income tax purposes	$864,558,894	$368,411,865	$460,331,906	$328,189,713
Unrealized appreciation	60,980,600	34,372,367	55,786,677	62,821,353
Unrealized depreciation	(9,196,547)	(8,763,694)	(13,849,464)	(15,832,188)

Net unrealized appreciation	$51,784,053	$25,608,673	$41,937,213	$46,989,165

Undistributed ordinary income	$13,601,175	$3,264,199	$7,585,921	$2,816,210
Undistributed long-term gains	$20,236,316	$15,865,924	$20,150,342	$24,752,766

Report of Independent Registered Public Accounting Firm

To the Board of Directors of Manning & Napier Fund, Inc. and Shareholders of Pro-Blend® Conservative Term Series, Pro-Blend® Moderate Term Series, Pro-Blend® Extended Term Series and Pro-Blend® Maximum Term Series

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the investment portfolios, of Pro-Blend® Conservative Term Series, Pro-Blend® Moderate Term Series, Pro-Blend® Extended Term Series and Pro-Blend® Maximum Term Series (four of the series constituting Manning & Napier Fund, Inc., hereafter collectively referred to as the “Funds”) as of October 31, 2019, the related statements of operations for the year ended October 31, 2019, the statements of changes in net assets for each of the two years in the period ended October 31, 2019, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of October 31, 2019, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended October 31, 2019 and each of the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2019 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

New York, New York

December 16, 2019

We have served as the auditor of one or more investment companies in Manning & Napier Mutual Funds since 1992.

Supplemental Tax Information

(unaudited)

All reportings are based on financial information available as of the date of this annual report and, accordingly, are subject to change.

For federal income tax purposes, each of the Series reports for the current fiscal year the amount disclosed below or, if different, the maximum amount allowable under the tax law as qualified dividend income (“QDI”).

Series	QDI
Pro-Blend® Conservative Term Series	$4,008,067
Pro-Blend® Moderate Term Series	2,574,445
Pro-Blend® Extended Term Series	3,256,936
Pro-Blend® Maximum Term Series	6,598,602

For corporate shareholders, the percentage of investment income (dividend income plus short-term gain, if any) that qualifies for the dividends received deduction (DRD) for the current fiscal year is as follows:

Series	DRD%
Pro-Blend® Conservative Term Series	15.42%
Pro-Blend® Moderate Term Series	14.19%
Pro-Blend® Extended Term Series	16.96%
Pro-Blend® Maximum Term Series	22.29%

The Series designate Long-Term Capital Gain dividends pursuant to Section 852(b)(3) of the Code for the fiscal year ended October 31, 2019 as follows:

Series
Pro-Blend® Conservative Term Series	$21,249,619
Pro-Blend® Moderate Term Series	16,661,727
Pro-Blend® Extended Term Series	21,159,016
Pro-Blend® Maximum Term Series	25,990,404

Directors’ and Officers’ Information

(unaudited)

The Statement of Additional Information provides additional information about the Fund’s directors and officers and can be obtained without charge by calling 1-800-466-3863, at www.manning-napier.com, or on the EDGAR Database on the SEC Internet web site (http://www.sec.gov). The following chart shows certain information about the Fund’s directors and officers, including their principal occupations during the last five years. Unless specific dates are provided, the individuals have held the listed positions for longer than five years.

Interested Director and Officer

Name:	Paul Battaglia*
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	41
Current Position(s) Held with Fund:	Principal Executive Officer, President, Chairman & Director
Term of Office & Length of Time Served:	Indefinite – Chairman and Director since November 2018[1]
Principal Occupation(s) During Past 5 Years:	Chief Financial Officer (2018 – Present); Vice President of Finance (2016 – 2018); Director of Finance (2011 – 2016); Financial Analyst/Internal Auditor (2004-2006) – Manning & Napier Advisors, LLC and affiliates Holds one or more of the following titles for various affiliates: Chief Financial Officer
Number of Portfolios Overseen within Fund Complex:	32
Other Directorships Held Outside Fund Complex During Past 5 Years:	N/A

Independent Directors

Name:	Stephen B. Ashley
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	79
Current Position(s) Held with Fund:	Director, Audit Committee Member, Governance & Nominating Committee
Member
Term of Office & Length of Time Served:	Indefinite – Since 1996
Principal Occupation(s) During Past 5 Years:	Chairman, Director & Chief Executive Officer (1997 to present) - The Ashley Group (property management and investment). Director (1995-2008) and Chairman (non-executive) (2004-2008) - Fannie Mae (mortgage)
Number of Portfolios Overseen within Fund Complex:	32
Other Directorships Held Outside Fund Complex During Past 5 Years:	Fannie Mae (1995-2008) The Ashley Group (1995-2008) Genesee Corporation (1987-2007)

Name:	Paul A. Brooke
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	73
Current Position(s) Held with Fund:	Lead Independent Director, Audit Committee Member, Governance & Nominating Committee Chairman
Term of Office & Length of Time Served:	Indefinite – Director, Audit Committee Member, Governance & Nominating Committee Member since 2007; Governance & Nominating Committee Chairman since 2016; Lead Independent Director since 2017
Principal Occupation(s) During Past 5 Years:	Chairman & CEO (2005-2009) - Ithaka Acquisition Corporation (investments); Chairman (2007-2009) - Alsius Corporation (investments); Managing Member (1991-present) - PMSV Holdings LLC (investments); Managing Member (2010-2016) - Venbio (investments).
Number of Portfolios Overseen within Fund Complex:	32
Other Directorships Held Outside Fund Complex During Past 5 Years:	Incyte Corp. (biotech)(2000-present); ViroPharma, Inc. (speciality pharmaceuticals)(2000-2014); HLTH (WebMD)(information)(2000-2010); Cheyne Capital International (investment)(2000-2017); GMP Companies (investment)(2000-2011); Cytos Biotechnology Ltd (biotechnology)(2012-2014); Cerus (biomedical)(2016-present); PureEarth (non-profit)(2012-present); Caelum BioSciences (biomedical)(2018-present)

Directors’ and Officers’ Information

(unaudited)

Independent Directors (continued)

Name:	Peter L. Faber
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	81
Current Position(s) Held with Fund:	Director, Governance & Nominating Committee Member
Term of Office & Length of Time Served:	Indefinite – Since 1987
Principal Occupation(s) During Past 5 Years:	Senior Counsel (2006-2012), Partner (1995-2006 & 2013-present) - McDermott, Will & Emery LLP (law firm)
Number of Portfolios Overseen within Fund Complex:	32

Other Directorships Held Outside Fund Complex During Past 5 Years:	Boston Early Music Festival (non-profit)(2007-present); Amherst Early Music, Inc. (non-profit)(2009-present); Gotham Early Music Scene, Inc. (non-profit)(2009-present); Partnership for New York City, Inc. (non-profit)(1989-2010); New York Collegium (non-profit)(2004-2011); S’Cool Sounds, Inc. (non-profit)(2017-present)

Name:	Harris H. Rusitzky
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	84
Current Position(s) Held with Fund:	Director, Audit Committee Member, Governance & Nominating Committee Member
Term of Office & Length of Time Served:	Indefinite – Since 1985
Principal Occupation(s) During Past 5 Years:	President (1994- present) - The Greening Group (business consultants);
Partner (2006-present) - The Restaurant Group (restaurants)
Number of Portfolios Overseen within Fund Complex:	32

Other Directorships Held Outside Fund Complex During Past 5 Years:	Rochester Institute of Technology (university)(1972-present); Culinary Institute of America (non-profit college)(1985-present); George Eastman House (museum)(1988-present); National Restaurant Association (restaurant trade organization)(1978-present)

Name:	Chester N. Watson
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	69
Current Position(s) Held with Fund:	Director, Audit Committee Chairman, Governance & Nominating Committee Member
Term of Office & Length of Time Served:	Indefinite – Director, Audit Committee Member, Governance & Nominating Committee Member Since 2012; Audit Committee Chairman since 2013
Principal Occupation(s) During Past 5 Years:	General Auditor (2003-2011) - General Motors Company (auto manufacturer)
Number of Portfolios Overseen within Fund Complex:	32
Other Directorships Held Outside Fund Complex During Past 5 Years:	Rochester Institute of Technology (university)(2005-present); Town of Greenburgh, NY Planning Board (municipal government) (2015-2018)

Officers:

Name:	Elizabeth Craig
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	32
Current Position(s) Held with Fund:	Corporate Secretary
Term of Office[1] & Length of Time Served:	Since 2016
Principal Occupation(s) During Past 5 Years:	Fund Regulatory Administration Manager since 2018; Fund Administration Manager (2015-2018); Mutual Fund Compliance Specialist (2009-2015) - Manning & Napier Advisors, LLC; Assistant Corporate Secretary (2011-2016) - Manning & Napier Fund, Inc.

Directors’ and Officers’ Information

(unaudited)

Officers: (continued)

Name:	Christine Glavin
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	53
Current Position(s) Held with Fund:	Principal Financial Officer, Chief Financial Officer
Term of Office[1] & Length of Time Served:	Principal Financial Officer since 2002; Chief Financial Officer since 2001
Principal Occupation(s) During Past 5 Years:	Director of Fund Reporting since 2011; Fund Reporting Manager (1997-2011) - Manning & Napier Advisors, LLC; Assistant Treasurer since 2008 - Exeter Trust Company; Chief Financial Officer (2017-2018) - Rainier Investment Management Mutual Funds, Inc.

Name:	Samantha Larew
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	39
Current Position(s) Held with Fund:	Chief Compliance Officer and Anti-Money Laundering Compliance Officer
Term of Office[1] & Length of Time Served:	Chief Compliance Officer since 2019; Anti-Money Laundering Compliance Officer since 2018
Principal Occupation(s) During Past 5 Years:	Co-Director of Compliance (since 2018); Compliance Communications Supervisor (2014-2018); Compliance Supervisor (2011-2014); Broker-Dealer Compliance Analyst (2010-2014) - Manning & Napier Advisors, LLC and affiliates; Broker-Dealer Chief Compliance Officer (since 2013) – Manning & Napier Investor Services, Inc.; Compliance Analyst (2007-2009) – Wall Street Financial Group; Compliance Specialist (2003-2007) – Manning & Napier Advisors, LLC and affiliates Holds one or more of the following titles for various affiliates: Assistant Corporate Secretary, Chief Compliance Officer

Name:	Scott Morabito
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	31
Current Position(s) Held with Fund:	Vice President
Term of Office[1] & Length of Time Served:	Vice President since 2019; Assistant Vice President (2017-2019)
Principal Occupation(s) During Past 5 Years:	Managing Director of Operations since 2019 and Director of Funds Group from 2017 - 2019; Fund Product and Strategy Manager (2014-2017); Senior Product and Strategy Analyst (2013-2014); Product and Strategy Analyst (2011-2013) - Manning & Napier Advisors, LLC; President, Director – Manning & Napier Investor Services, Inc. since 2018

Name:	Sarah Turner
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	37
Current Position(s) Held with Fund:	Chief Legal Officer; Assistant Corporate Secretary
Term of Office[1] & Length of Time Served:	Since 2018
Principal Occupation(s) During Past 5 Years:	General Counsel since 2018 - Manning & Napier Advisors, LLC and affiliates; Counsel (2017-2018) – Harter Secrest and Emery LLP; Legal Counsel (2010-2017) – Manning & Napier Advisors, LLC and affiliates Holds one or more of the following titles for various affiliates: Corporate Secretary, General Counsel

*Interested Director, within the meaning of the 1940 Act by reason of his positions with the Fund’s Advisor, Manning & Napier Advisors, LLC, and Distributor, Manning & Napier Investor Services, Inc.

1The term of office of all officers shall be one year and until their respective successors are chosen and qualified, or his or her earlier resignation or removal as provided in the Fund’s By-Laws.

{This page intentionally left blank}

Literature Requests

(unaudited)

Proxy Voting Policies and Procedures

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, without charge, upon request:

By phone	1-800-466-3863
On the Securities and Exchange
Commission’s (SEC) web site	http://www.sec.gov

Proxy Voting Record

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30th is available, without charge, upon request:

By phone	1-800-466-3863
On the SEC’s web site	http://www.sec.gov

Quarterly Portfolio Holdings

The Series’ complete schedule of portfolio holdings for the 1st and 3rd quarters of each fiscal year are provided on Form N-PORT, and are available, without charge, upon request:

By phone	1-800-466-3863
On the SEC’s web site	http://www.sec.gov

Prospectus and Statement of Additional Information (SAI)

For more information about any of the Manning & Napier Fund, Inc. Series, you may obtain a prospectus and SAI at www.manning-napier.com or by calling (800) 466-3863. Before investing, carefully consider the objectives, risks, charges and expenses of the investment and read the prospectus carefully as it contains this and other information about the investment company. In addition, this information can be found on the SEC’s web site, http://www.sec.gov.

Additional information available at www.manning-napier.com

1. Fund Holdings - Month-End

2. Fund Holdings - Quarter-End

3. Shareholder Report - Annual

4. Shareholder Report - Semi-Annual

The Fund also offers electronic notification or “e-delivery” when certain documents are available on-line to be downloaded or reviewed. Direct shareholders can elect to receive electronic notification when shareholder reports, prospectus updates, and/or quarterly statements are available. If you do not currently have on-line access to your account, you can establish access by going to www.manning-napier.com, click on “Login” in the top corner of the page, and follow the prompts to self-enroll. Once enrolled, you can set your electronic notification preferences by clicking on the Account Options tab located within the green toolbar and then select E-Delivery Option. Should you have any questions on either how to establish on-line access or how to update your account settings, please contact Investor Services at 1-800-466-3863.

The Manning & Napier Fund, Inc. is managed by Manning & Napier Advisors, LLC. Manning & Napier Investor Services, Inc., an affiliate of Manning & Napier Advisors, LLC, is the distributor of the Fund shares.

MNPRO-10/19-AR

www.manning-napier.com

Manning & Napier Fund, Inc.

Rainier International Discovery Series

Beginning on June 25, 2021, as permitted by Securities and Exchange Commission regulations, paper copies of the Series’ annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically by contacting your financial intermediary or, if you are a direct investor, by visiting www.manning-napier.com or calling 1-800-466-3863.

You may elect to receive all future annual and semi-annual reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with the Fund, you can inform the Fund that you wish to continue receiving paper copies of your shareholder reports by visiting www.manning-napier.com or calling 1-800-466-3863. Your election to receive reports in paper will apply to all funds held with your financial intermediary if you invest through a financial intermediary or all series of the Fund if you invest directly with the Fund.

Independent Perspective | Real-World Solutions

A Note from Our CEO

Dear Shareholder,

The investing world is constantly changing, yet investors’ needs and objectives remain substantially the same.

Whether you are an individual saver looking to ensure security in retirement, or an institutional investor with a fiduciary obligation to others, at the end of the day you look for a trusted partner to help you build, grow, and preserve wealth.

In order to do so successfully we recognize that, in the short-term, the world’s capital markets can be capricious and hard to predict.

Bubbles form, rise, and then pop. The hot stocks of today often become passing fads of tomorrow. Investor sentiment can swing wildly, whipsawing between exuberance one day and despondence the next.

As successful long-term investors, we are defined both by what we do as well as what we don’t do.

We don’t attempt to perfectly time every recession. We don’t jump on the latest trend. We don’t worry about capturing every market peak all across the globe.

On the other hand, we do maintain the rigorous disciplines we have developed over close to half a century. We are highly attentive to managing risk and protecting investors in down markets while participating fully in the opportunities our Research uncovers.

Our focus is on you, the shareholder, and helping you achieve your goals.

In the face of an uncertain world, we believe our investment philosophies, processes, and experience have stood the test of time and will do so in the future.

We appreciate your continued confidence in our approach.

Sincerely, Marc Mayer Chief Executive Officer

Corporate Headquarters | 290 Woodcliff Drive | Fairport, NY 14450 | (585) 325-6880 phone | (800) 551-0224 toll free | www.manning-napier.com

1

Rainier International Discovery Series

Fund Commentary

(unaudited)

Investment Objective

To seek long-term capital appreciation. The Series invests primarily in equity securities of foreign developed and emerging market companies that are small- to mid-sized at the time of purchase.

Performance Commentary

International equity markets posted positive returns for the twelve-month period ending October 31, 2019. During that period, international large cap stocks outperformed small- and mid-cap stocks, while international growth stocks outperformed their value counterparts. On a regional basis, emerging markets modestly outperformed developed markets.

The Rainier International Discovery Series Class S shares delivered positive returns but modestly underperformed the MSCI ACWI ex USA Small Index, returning 8.6% and 8.8% respectively. Underperformance largely occurred during the fourth quarter of 2018, and most recently, this past September and October. Underperformance was primarily attributable to stock selection, most notably in Information Technology, Consumer Staples, and Japan, as well as to an underweight to Real Estate and overweight to Denmark.

The Series experienced notable outperformance during the second quarter this year, outperforming the benchmark by roughly 6%, and driving outperformance year-to-date. Strong results during the period were a result of stock selection, particularly in Health Care, Industrials, Information Technology, and the UK.

Consistent with our philosophy and approach over these last 7+ years, we continue to uncover opportunities through our diligent research process. Despite headline risks around the world, we remain constructive on the companies in which the portfolio is invested due to their strong market positions, innovative leadership, and ability to deliver financial results to their shareholders.

Please see the next page for additional performance information as of October 31, 2019.

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than that quoted; investors can obtain the most recent month-end performance at www.manning-napier.com or by calling (800) 466-3863.

Commentary prepared using data provided by FactSet. Analysis Manning & Napier. Commentary presented is relative to the ACWIxUS Small Cap Index. Additional information and associated disclosures can be found on the Performance Update page of this report.

All investments involve risks, including possible loss of principal. As with any stock fund, the value of your investment will fluctuate in response to stock market movements. Small- and medium-capitalization companies tend to have limited liquidity and greater price volatility than large-capitalization companies. Funds whose investments are concentrated in foreign and emerging market countries may be subject to fluctuating currency values, different accounting standards, and economic and political instability. The value of the Series may be affected by changes in exchange rates between foreign currencies and the U.S. dollar. Investments in emerging markets may be more volatile than investments in more developed markets. Additionally, the Series is subject to portfolio turnover risk as it may buy and sell investments frequently, which may result in higher expenses and an increase in realized capital gains and potential tax implications for shareholders.

2

Rainier International Discovery Series

Performance Update as of October 31, 2019

(unaudited)

	AVERAGE ANNUAL TOTAL RETURNS AS OF OCTOBER 31, 2019
	ONE YEAR[1]	FIVE YEAR	SINCE INCEPTION[2]

Rainier International Discovery Series - Class S3,4	8.59%	7.62%	10.90%

Rainier International Discovery Series - Class I3,4	8.81%	7.90%	11.17%

Rainier International Discovery Series - Class Z3,4	8.99%	7.97%	11.21%

Rainier International Discovery Series - Class W3,5	9.56%	8.05%	11.27%

MSCI ACWI ex USA Small Cap Index[6]	8.77%	5.31%	6.13%

The following graph compares the value of a $1,000,000 investment in the Rainier International Discovery Series - Class I from its inception2 (March 28, 2012) to present (October 31, 2019) to the MSCI ACWI ex USA Small Cap Index.

1The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

2Performance numbers for the Series and the MSCI ACWI ex USA Small Cap Index are calculated from March 28, 2012, the Class I inception date.

3The Series’ performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. The Series’ performance is historical and may not be indicative of future results. The performance returns shown are inclusive of the net expense ratio of the Series. For the year ended October 31, 2019, this net expense ratio was 1.40% for Class S, 1.14% for Class I, 0.10% for Class W and 1.00% for Class Z. The gross expense ratio, which does not account for any voluntary or contractual waivers currently in effect, was 1.44% for Class S, 1.17% for Class I, 1.10% for Class W and 1.08% for Class Z for the year ended October 31, 2019.

4The Rainier International Discovery Fund (Predecessor Fund), which was managed by Rainier Investment Management, LLC, was reorganized into the Manning & Napier Fund, Inc. Rainier International Discovery Series on 08/21/2017. For periods prior to 08/21/2017, performance for the Class I and Z Shares is based on the historical performance of the Predecessor Fund’s Institutional Shares, and will differ to the extent that the Predecessor Fund’s Institutional Shares had a higher expense ratio. For periods between 11/30/2012 and 08/21/2017, performance for Class S is based on the historical performance of the Predecessor Fund’s Class A Shares; performance prior to 11/30/2012 is based on the historical performance of the Predecessor Fund’s Institutional Shares and adjusted for the Predecessor Fund’s Class A Shares expenses. If the sales charges were reflected or if performance had been adjusted to reflect the Class S Shares’ expenses, the performance would have been different depending on total expenses incurred by the Predecessor Fund.

5For periods through March 1, 2019 (the inception date of the Class W shares), performance for the Class W shares is based on the historical performance of the Class I shares. Because the Class W shares invest in the same portfolio of securities as the Class I shares, performance will be different only to the extent that the Class I shares have a higher expense ratio.

6The MSCI ACWI ex USA Small Cap Index is designed to measure a small cap representation across 22 of 23 Developed Markets countries (excluding the U.S.) and 24 Emerging Markets countries. The Index returns do not reflect any fees or expenses. The Index is denominated in U.S. dollars. The Index returns are net of withholding taxes. They assume daily reinvestment of net dividends thus accounting for any applicable dividend taxation. Index returns provided by Bloomberg.

3

Rainier International Discovery Series

Shareholder Expense Example

(unaudited)

As a shareholder of the Series, you incur ongoing costs, including management fees, shareholder service fees and other Series expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Series and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested in each class at the beginning of the period and held for the entire period (May 1, 2019 to October 31, 2019).

Actual Expenses

The Actual lines of the table below provide information about actual account values and actual expenses. You may use the information in these lines, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the Actual line for the Class in which you have invested under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The Hypothetical lines of each class in the table below provide information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid during the period. You may use this information to compare the ongoing costs of investing in a class of the Series and other funds. To do so, compare this 5% hypothetical example for the Class in which you have invested with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads), redemption fees, or exchange fees that you may incur in other mutual funds. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	BEGINNING ACCOUNT VALUE 5/1/19	ENDING ACCOUNT VALUE 10/31/19	EXPENSES PAID DURING PERIOD 5/1/19-10/31/19[1]	ANNUALIZED EXPENSE RATIO

Class S

Actual	$1,000.00	$1,001.00	$7.06	1.40%

Hypothetical (5% return before expenses)	$1,000.00	$1,018.15	$7.12	1.40%

Class I

Actual	$1,000.00	$1,002.40	$5.80	1.15%

Hypothetical (5% return before expenses)	$1,000.00	$1,019.41	$5.85	1.15%

Class W

Actual	$1,000.00	$1,007.80	$0.51	0.10%

Hypothetical (5% return before expenses)	$1,000.00	$1,024.70	$0.51	0.10%

Class Z

Actual	$1,000.00	$1,002.90	$5.05	1.00%

Hypothetical (5% return before expenses)	$1,000.00	$1,020.16	$5.09	1.00%

1 Expenses are equal to the Series’ annualized expense ratio (for the six-month period), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Expenses are based on the most recent fiscal half year; therefore, the expense ratios stated above may differ from the expense ratios stated in the financial highlights, which are based on one-year data. The Class’ total return would have been lower had certain expenses not been waived during the period.

4

Rainier International Discovery Series

Portfolio Composition as of October 31, 2019

(unaudited)

Country Allocation[1,2]

Cash, short-term investment, and other assets, less liabilities - 6.5%
Australia - 3.0%
Belgium - 1.1%
Canada - 3.0%
China - 1.5%
Denmark - 7.1%
Finland - 1.3%
France - 7.9%
Germany - 8.3%
Hong Kong - 3.4%
India - 3.8%
Indonesia - 3.1%
Italy - 5.8%
Japan - 10.6%
Netherlands - 3.3%
Phillipines - 1.5%
Poland - 1.0%
Sweden - 4.8%
Switzerland - 1.1%
Taiwan - 3.0%
Thailand - 4.4%
United Kingdom - 8.4%
Miscellaneous[3] - 6.1%

[1]As a percentage of net assets.
[2]Allocations are based on country of risk.
[3]Miscellaneous
Greece 0.8%
Iceland 0.7%
Ireland 0.5%
Israel 0.6%
Malaysia 0.9%
New Zealand 0.7%
Singapore 0.7%
South Africa 0.5%
Spain 0.7%

Sector Allocation[4]

Cash, short-term investment, and other assets, less liabilities - 6.5%
Communication Services - 2.1%
Consumer Discretionary - 7.8%
Consumer Staples - 7.5%
Financials - 12.1%
Health Care - 18.5%
Industrials - 23.2%
Information Technology - 19.1%
Materials - 1.2%
Real Estate - 1.3%
Utilities - 0.7%

[4]As a percentage of net assets.

5

Rainier International Discovery Series

Investment Portfolio - October 31, 2019

		VALUE
	SHARES	(NOTE 2)

COMMON STOCKS - 93.5%

Communication Services - 2.1%
Interactive Media & Services - 0.7%
New Work SE (Germany)	9,547	$3,007,994

Media - 1.4%
Future plc (United Kingdom)	331,090	6,493,222

Total Communication Services		9,501,216

Consumer Discretionary - 7.8%
Hotels, Restaurants & Leisure - 0.8%
Basic-Fit N.V. (Netherlands)*[1]	120,915	3,698,184

Internet & Direct Marketing Retail - 0.3%
Baozun, Inc. - ADR (China)*	31,910	1,388,723

Leisure Products - 0.6%
MIPS AB (Sweden)	179,550	2,751,223

Multiline Retail - 1.0%
Poya International Co. Ltd. (Taiwan)	315,000	4,326,936

Specialty Retail - 3.3%
Ace Hardware Indonesia Tbk PT (Indonesia)	23,828,300	2,867,808
Com7 PCL - NVDR (Thailand)	4,677,400	4,457,268
JUMBO S.A. (Greece)	182,282	3,551,291
Wilcon Depot, Inc. (Philippines)	11,628,628	3,780,487

		14,656,854

Textiles, Apparel & Luxury Goods - 1.8%
Bata India Ltd. (India)	115,940	2,950,927
Li Ning Co. Ltd. (China)	1,533,500	5,199,826

		8,150,753

Total Consumer Discretionary		34,972,673

Consumer Staples - 7.5%
Beverages - 4.6%
Carlsberg Brewery Malaysia Bhd (Malaysia)	595,600	3,953,374
Royal Unibrew A/S (Denmark)	156,631	12,849,891
Varun Beverages Ltd. (India)	417,432	3,645,377

		20,448,642

Food & Staples Retailing - 1.0%
Dino Polska S.A. (Poland)*[1]	115,724	4,509,764

Food Products - 1.9%
AAK AB (Sweden)	240,200	4,260,921
Indofood Sukses Makmur Tbk PT (Indonesia)	7,984,200	4,375,369

		8,636,290

Total Consumer Staples		33,594,696

The accompanying notes are an integral part of the financial statements.

6

Rainier International Discovery Series

Investment Portfolio - October 31, 2019

		VALUE
	SHARES	(NOTE 2)

COMMON STOCKS (continued)

Financials - 12.1%
Banks - 4.8%
Bank Tabungan Pensiunan Nasional Syariah Tbk PT (Indonesia)*	24,249,509	$6,631,869
Federal Bank Ltd. (India)	1,174,960	1,386,182
FinecoBank Banca Fineco S.p.A. (Italy)	961,770	10,842,356
Tisco Financial Group PCL (Thailand)	673,600	2,174,542
Tisco Financial Group PCL - NVDR (Thailand)	192,800	622,405

		21,657,354

Capital Markets - 2.6%
AJ Bell plc (United Kingdom)	684,510	3,285,159
Euronext N.V. (Netherlands)[1]	101,825	8,214,440

		11,499,599

Consumer Finance - 4.0%
CreditAccess Grameen Ltd. (India)*	372,995	3,355,080
Krungthai Card PCL - NVDR (Thailand)	7,029,600	9,664,850
Muangthai Capital PCL - NVDR (Thailand)	1,356,600	2,787,006
Transaction Capital Ltd. (South Africa)	1,588,175	2,317,545

		18,124,481

Insurance - 0.7%
Anicom Holdings, Inc. (Japan)	80,800	2,970,380

Total Financials		54,251,814

Health Care - 18.5%
Biotechnology - 0.9%
Abcam plc (United Kingdom)	196,375	2,960,926
Vitrolife AB (Sweden)	82,450	1,286,431

		4,247,357

Health Care Equipment & Supplies - 9.0%
Arjo AB - Class B (Sweden)	1,312,175	5,411,840
Asahi Intecc Co. Ltd. (Japan)	237,700	6,540,409
Carl Zeiss Meditec AG (Germany)	64,295	7,008,422
Cellavision AB (Sweden)	50,861	1,451,185
DiaSorin S.p.A. (Italy)	45,210	5,097,472
Nanosonics Ltd. (Australia)*	661,670	3,095,752
Ossur HF (Iceland)	459,780	3,328,854
Revenio Group OYJ (Finland)	95,530	2,818,104
Sartorius AG (Germany)	21,735	4,223,588
Xvivo Perfusion AB (Sweden)*	84,180	1,426,292

		40,401,918

Health Care Providers & Services - 4.8%
Amplifon S.p.A. (Italy)	189,604	4,768,224
Fagron (Belgium)	270,620	5,138,525

The accompanying notes are an integral part of the financial statements.

7

Rainier International Discovery Series

Investment Portfolio - October 31, 2019

		VALUE
	SHARES	(NOTE 2)

COMMON STOCKS (continued)

Health Care (continued)
Health Care Providers & Services (continued)
Korian S.A. (France)	280,615	$11,900,028

		21,806,777

Health Care Technology - 0.8%
Pro Medicus Ltd. (Australia)	91,270	1,674,892
RaySearch Laboratories AB (Sweden)*	107,585	1,726,998

		3,401,890

Pharmaceuticals - 3.0%
ALK-Abello A/S (Denmark)*	22,880	4,914,958
Dechra Pharmaceuticals plc (United Kingdom)	250,980	8,561,351

		13,476,309

Total Health Care		83,334,251

Industrials - 23.2%
Aerospace & Defense - 2.2%
CAE, Inc. (Canada)	398,435	9,991,882

Commercial Services & Supplies - 1.7%
Loomis AB - Class B (Sweden)	85,093	3,294,754
Prestige International, Inc. (Japan)	507,900	4,203,761

		7,498,515

Electrical Equipment - 2.6%
Varta AG (Germany)*	33,435	3,779,489
V-Guard Industries Ltd. (India)	899,215	3,162,730
Voltronic Power Technology Corp. (Taiwan)	207,900	4,602,056

		11,544,275

Machinery - 9.3%
Daifuku Co. Ltd. (Japan)	75,900	4,027,387
Interpump Group S.p.A. (Italy)	196,970	5,399,598
Konecranes Oyj (Finland)	92,985	2,871,599
Rational AG (Germany)	8,925	6,790,616
Rotork plc (United Kingdom)	684,810	2,674,311
Techtronic Industries Co. Ltd. (Hong Kong)	1,931,500	15,094,701
VAT Group AG (Switzerland)[1]	32,465	4,773,379

		41,631,591

Professional Services - 6.0%
ALS Ltd. (Australia)	787,680	4,380,758
L&T Technology Services Ltd. (India)[1]	117,815	2,497,612
Nihon M&A Center, Inc. (Japan)	194,400	5,910,752
Teleperformance (France)	62,835	14,256,219

		27,045,341

The accompanying notes are an integral part of the financial statements.

8

Rainier International Discovery Series

Investment Portfolio - October 31, 2019

		VALUE
	SHARES	(NOTE 2)

COMMON STOCKS (continued)

Industrials (continued)
Trading Companies & Distributors - 0.8%
Toromont Industries Ltd. (Canada)	67,475	$3,484,151

Transportation Infrastructure - 0.6%
International Container Terminal Services, Inc. (Philippines)	1,233,380	2,883,365

Total Industrials		104,079,120

Information Technology - 19.1%
Electronic Equipment, Instruments & Components - 3.9%
Anritsu Corp. (Japan)	151,700	2,892,960
Electrocomponents plc (United Kingdom)	871,635	7,690,559
Halma plc (United Kingdom)	130,125	3,157,548
Ingenico Group S.A. (France)	35,470	3,792,846

		17,533,913

IT Services - 5.3%
GMO Payment Gateway, Inc. (Japan)	87,335	6,436,513
Keywords Studios plc (Ireland)	171,465	2,470,825
NET One Systems Co. Ltd. (Japan)	289,000	7,791,602
Softcat plc (United Kingdom)	249,405	3,039,610
TIS, Inc. (Japan)	68,078	4,127,810

		23,866,360

Semiconductors & Semiconductor Equipment - 2.3%
SOITEC (France)*	51,245	5,652,378
Win Semiconductors Corp. (Taiwan)	457,000	4,756,831

		10,409,209

Software - 7.6%
Altium Ltd. (Australia)	90,230	1,997,443
CyberArk Software Ltd. (United States)*	27,265	2,769,579
Cybozu, Inc. (Japan)	246,665	2,528,048
Nemetschek SE (Germany)	115,060	5,870,638
Netcompany Group A/S (Denmark)*[1]	174,905	7,455,592
SimCorp A/S (Denmark)	51,125	4,574,551
TeamViewer AG (Germany)*	137,105	3,617,925
Technology One Ltd. (Australia)	470,365	2,389,467
Xero Ltd. (New Zealand)*	61,700	2,926,694

		34,129,937

Total Information Technology		85,939,419

Materials - 1.2%
Chemicals - 1.2%
Chr. Hansen Holding A/S (Denmark)	28,965	2,223,809
Corbion N.V. (Netherlands)	104,240	3,011,104

Total Materials		5,234,913

The accompanying notes are an integral part of the financial statements.

9

Rainier International Discovery Series

Investment Portfolio - October 31, 2019

		VALUE
	SHARES	(NOTE 2)

COMMON STOCKS (continued)

Real Estate - 1.3%
Equity Real Estate Investment Trusts (REITS) - 0.6%
Keppel DC REIT (Singapore)	2,007,900	$2,949,173

Real Estate Management & Development - 0.7%
Grand City Properties S.A. (Germany)	135,105	3,162,992

Total Real Estate		6,112,165

Utilities - 0.7%
Independent Power and Renewable Electricity Producers - 0.7%
Solaria Energia y Medio Ambiente S.A. (Spain)*	398,771	3,087,927

TOTAL COMMON STOCKS (Identified Cost $342,889,012)		420,108,194

WARRANTS - 0.0%##

Consumer Discretionary - 0.0%##
Hotels, Restaurants & Leisure - 0.0%##
Minor International PCL - NVDR - Warrants (Expires 09/30/2021) (Thailand)* (Identified Cost $—)	193,920	19,527

SHORT-TERM INVESTMENT - 5.8%

Dreyfus Government Cash Management, Institutional Shares, 1.73%[2] (Identified Cost $26,168,747)	26,168,747	26,168,747

TOTAL INVESTMENTS - 99.3% (Identified Cost $369,057,759)		446,296,468

OTHER ASSETS, LESS LIABILITIES - 0.7%		2,934,601

NET ASSETS - 100%		$449,231,069

ADR - American Depositary Receipt

NVDR - Non-Voting Depository Receipt

*Non-income producing security.

## Less than 0.1%.

1Restricted securities - Investment in securities that are restricted as to public resale under the Securities Act of 1933, as amended. These securities have been sold under Rule 144A and have been determined to be liquid under the Fund’s Liquidity Risk Management Program. These securities amount to $31,148,971, or 6.9% of the Series’ net assets as of October 31, 2019 (see Note 2 to the financial statements).

2Rate shown is the current yield as of October 31, 2019.

The Series’ portfolio holds, as a percentage of net assets, greater than 10% in the following country:

Japan - 10.6%.

The Global Industry Classification Standard (GICS) was developed by and is the exclusive property and a service mark of MSCI Inc. (MSCI) and Standard & Poor’s, a division of The McGraw-Hill Companies, Inc. (S&P), and is licensed for use by Manning & Napier when referencing GICS sectors. Neither MSCI, S&P, nor any third party involved in making or compiling the GICS or any GICS classifications makes any express or implied warranties or representations with respect to such standard or classification, nor shall any such party have any liability therefrom.

The accompanying notes are an integral part of the financial statements.

10

Rainier International Discovery Series

Statement of Assets & Liabilities

October 31, 2019

ASSETS:

Investments, at value (identified cost $369,057,759) (Note 2)	$446,296,468
Foreign currency, at value (cost $95,577)	95,585
Receivable for securities sold	6,062,526
Foreign tax reclaims receivable	542,832
Dividends receivable	262,245
Receivable for fund shares sold	259,358
Prepaid and other expenses	29,143

TOTAL ASSETS	453,548,157

LIABILITIES:

Accrued management fees (Note 3)	291,063
Accrued sub-transfer agent fees (Note 3)	70,007
Accrued fund accounting and administration fees (Note 3)	35,988
Accrued distribution and service (Rule 12b-1) fees (Class S) (Note 3)	8,343
Accrued Chief Compliance Officer service fees (Note 3)	687
Accrued foreign capital gains tax (Note 2)	286,108
Payable for securities purchased	2,857,310
Payable for fund shares repurchased	616,259
Other payables and accrued expenses	151,323

TOTAL LIABILITIES	4,317,088

TOTAL NET ASSETS	$449,231,069

NET ASSETS CONSIST OF:

Capital stock	$217,723
Additional paid-in-capital	410,128,349
Total distributable earnings	38,884,997

TOTAL NET ASSETS	$449,231,069

NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER SHARE - Class S ($39,387,051/1,930,143 shares)	$20.41

NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER SHARE - Class I ($154,009,343/7,461,700 shares)	$20.64

NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER SHARE - Class W ($18,095,100/878,885 shares)	$20.59

NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER SHARE - Class Z ($237,739,575/11,501,579 shares)	$20.67

The accompanying notes are an integral part of the financial statements.

11

Rainier International Discovery Series

Statement of Operations

For the Year Ended October 31, 2019

INVESTMENT INCOME:

Dividends (net of foreign taxes withheld, $808,318)	$6,495,324

EXPENSES:

Management fees (Note 3)	4,192,190
Sub-transfer agent fees (Note 3)	275,839
Distribution and service (Rule 12b-1) fees (Class S) (Note 3)	214,052
Fund accounting and administration fees (Note 3)	122,453
Directors’ fees (Note 3)	44,821
Chief Compliance Officer service fees (Note 3)	3,455
Custodian fees	194,584
Miscellaneous	443,667

Total Expenses	5,491,061
Less reduction of expenses (Note 3)	(341,341)

Net Expenses	5,149,720

NET INVESTMENT INCOME	1,345,604

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY:

Net realized gain (loss) on-
Investments	(33,126,156)
Foreign currency and translation of other assets and liabilities	(402,438)

(33,528,594)

Net change in unrealized appreciation (depreciation) on-
Investments (net of decrease in accrued foreign capital gains tax of $201,533)	69,039,340
Foreign currency and translation of other assets and liabilities	3,477

69,042,817

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY	35,514,223

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$36,859,827

The accompanying notes are an integral part of the financial statements.

12

Rainier International Discovery Series

Statements of Changes in Net Assets

	FOR THE YEAR ENDED 10/31/19	FOR THE YEAR ENDED 10/31/18
INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:

Net investment income	$1,345,604	$695,640
Net realized gain (loss) on investments and foreign currency	(33,528,594)	(1,134,107)
Net change in unrealized appreciation (depreciation) on investments and foreign currency	69,042,817	(65,129,897)

Net increase (decrease) from operations	36,859,827	(65,568,364)

DISTRIBUTIONS TO SHAREHOLDERS (Note 9):

Class S	(221,837)	—
Class I	(583,940)	(268,365)
Class Z	(759,439)	(39)

Total distributions to shareholders	(1,565,216)	(268,404)

CAPITAL STOCK ISSUED AND REPURCHASED:

Net increase (decrease) from capital share transactions (Note 5)	(109,312,921)	278,711,170

Net increase (decrease) in net assets	(74,018,310)	212,874,402

NET ASSETS:

Beginning of year	523,249,379	310,374,977

End of year	$449,231,069	$523,249,379

The accompanying notes are an integral part of the financial statements.

13

Rainier International Discovery Series

Financial Highlights - Class S*1

	FOR THE YEAR ENDED		FOR THE PERIOD		FOR THE YEAR ENDED
	10/31/19	10/31/18	4/1/17 TO 10/31/17		3/31/17		3/31/16	3/31/15
Per share data (for a share outstanding throughout each period):
Net asset value - Beginning of period	$18.83	$20.61	$16.44		$15.93		$15.45	$15.56

Income (loss) from investment operations:
Net investment income (loss)[2]	(0.07)	(0.01)	0.02		(0.02)		(0.09)	0.01
Net realized and unrealized gain (loss) on investments	1.67	(1.77)	4.15		0.53		0.58	0.61

Total from investment operations	1.60	(1.78)	4.17		0.51		0.49	0.62

Less distributions to shareholders:
From net investment income	(0.02)	—	—		—		—	—
From net realized gain on investments	—	—	—		—		(0.01)	(0.73)

Total distributions to shareholders	(0.02)	—	—		—		(0.01)	(0.73)

Net asset value - End of period	$20.41	$18.83	$20.61		$16.44		$15.93	$15.45

Net assets - End of period (000’s omitted)	$39,387	$193,071	$120,399		$78,260		$99,944	$4,058

Total return[3]	8.53%	(8.64% )	25.36%		3.14%		3.22%	4.55%
Ratios (to average net assets)/Supplemental Data:
Expenses**	1.40%	1.40%	1.49%	[4,5]	1.51%	[5]	1.50%	1.50%
Net investment income (loss)	(0.36% )	(0.05% )	0.20%	[4]	(0.12%	)	(0.56% )	0.06%
Series portfolio turnover	102%	73%	46%		123%		93%	111%

*Effective March 1, 2019, Class K shares of the Series have been redesignated as Class S Shares.

**The investment advisor did not impose all or a portion of its management and/or other fees during the period, and may have paid a portion of the Series’ expenses. If these expenses had been incurred by the Class, the expense ratio (to average net assets) would have increased by the following amounts:

	0.04%	0.03%	0.21%	[4]	0.14%		0.14%	0.32%

1Rainier International Discovery Fund (“the Predecessor Fund”) transferred its assets and liabilities to the Series at the close of business on August 21, 2017. Because the Series had no investment operations prior to the Reorganization, and based on the similarity of the Series to the Predecessor Fund, the Predecessor Fund is treated as the survivor for accounting and performance reporting purposes. Class S shares of the Series (formerly Class K) were formerly Class A shares of the Predecessor Fund.

2Calculated based on average shares outstanding during the periods.

3Represents aggregate total return for the periods indicated, and assumes reinvestment of all distributions. Total return would have been lower had certain expenses not been waived or reimbursed during the periods. Periods less than one year are not annualized.

4Annualized.

5Expense ratio exceeds expense limitation due to recognition of expenses related to the Reorganization of the Fund. The majority of the expenses incurred by the Series in connection with the reorganization were paid by the Advisor. The Series paid certain expenses, including half of the cost of the proxy, such as printing and solicitation, and all of the legal fees incurred in connection to the reorganization.

The accompanying notes are an integral part of the financial statements.

14

Rainier International Discovery Series

Financial Highlights - Class I1

	FOR THE YEAR ENDED		FOR THE PERIOD		FOR THE YEAR ENDED
	10/31/19	10/31/18	04/1/17 TO 10/31/17		3/31/17		3/31/16	3/31/15
Per share data (for a share outstanding throughout each period):
Net asset value - Beginning of period	$19.04	$20.81	$16.58		$16.02		$15.50	$15.58

Income (loss) from investment operations:
Net investment income (loss)[2]	0.06	0.07	0.05		0.00	[3]	(0.03)	0.04
Net realized and unrealized gain (loss) on investments	1.61	(1.81)	4.18		0.56		0.56	0.62

Total from investment operations	1.67	(1.74)	4.23		0.56		0.53	0.66

Less distributions to shareholders:
From net investment income	(0.07)	(0.03)	—		—		—	(0.01)
From net realized gain on investments	—	—	—		—		(0.01)	(0.73)

Total distributions to shareholders	(0.07)	(0.03)	—		—		(0.01)	(0.74)

Net asset value - End of period	$20.64	$19.04	$20.81		$16.58		$16.02	$15.50

Net assets - End of period (000’s omitted)	$154,009	$161,390	$189,955		$114,487		$76,624	$40,356

Total return[4]	8.81%	(8.38% )	25.51%		3.43%		3.47%	4.81%
Ratios (to average net assets)/Supplemental Data:
Expenses*	1.14%	1.12%	1.24%	[5,6]	1.26%	[6]	1.25%	1.25%
Net investment income (loss)	0.31%	0.30%	0.41%	[5]	0.01%		(0.19% )	0.40%
Series portfolio turnover	102%	73%	46%		123%		93%	111%

*For certain periods presented, the investment advisor did not impose all or a portion of its management and/or other fees during the period, and may have paid a portion of the Series’ expenses. If these expenses had been incurred by the Class, the expense ratio (to average net assets) would have increased by the following amounts:

	0.03%	N/A	0.11%	[5]	0.07%		0.06%	0.27%

1Rainier International Discovery Fund (“the Predecessor Fund”) transferred its assets and liabilities to the Series at the close of business on August 21, 2017. Because the Series had no investment operations prior to the Reorganization, and based on the similarity of the Series to the Predecessor Fund, the Predecessor Fund is treated as the survivor for accounting and performance reporting purposes. Class I shares of the Series were formerly Institutional shares of the Predecessor Fund.

2Calculated based on average shares outstanding during the periods.

3Less than $0.01.

4Represents aggregate total return for the periods indicated, and assumes reinvestment of all distributions. Total return would have been lower had certain expenses not been waived or reimbursed during certain periods. Periods less than one year are not annualized.

5Annualized.

6Expense ratio exceeds expense limitation due to recognition of expenses related to the Reorganization of the Fund. The majority of the expenses incurred by the Series in connection with the reorganization were paid by the Advisor. The Series paid certain expenses, including half of the cost of the proxy, such as printing and solicitation, and all of the legal fees incurred in connection to the reorganization.

The accompanying notes are an integral part of the financial statements.

15

Rainier International Discovery Series

Financial Highlights - Class W

FOR THE PERIOD 3/1/19[1] TO 10/31/19
Per share data (for a share outstanding throughout the period):

Net asset value - Beginning of period	$19.34

Income from investment operations:
Net investment income[2]	0.22
Net realized and unrealized gain (loss) on investments	1.03

Total from investment operations	1.25

Net asset value - End of period	$20.59

Net assets - End of period (000’s omitted)	$18,095

Total return[3]	6.46%
Ratios (to average net assets)/Supplemental Data:
Expenses*[4]	0.10%
Net investment income[4]	1.65%
Series portfolio turnover	102%

*The investment advisor did not impose all or a portion of its management and/or other fees during the period, and may have paid a portion of the Series’ expenses. If these expenses had been incurred by the Class, the expense ratio (to average net assets) would have increased by the following amount[4]:

1.00%

1Commencement of operations.

2Calculated based on average shares outstanding during the period.

3Represents aggregate total return for the period indicated. Total return would have been lower had certain expenses not been waived or reimbursed during the period. Periods less than one year are not annualized.

4Annualized.

The accompanying notes are an integral part of the financial statements.

16

Rainier International Discovery Series

Financial Highlights - Class Z*

	FOR THE YEAR ENDED		FOR THE PERIOD 8/21/17[1] TO 10/31/17
	10/31/19	10/31/18
Per share data (for a share outstanding throughout each period):
Net asset value - Beginning of period	$19.06	$20.82	$19.40

Income (loss) from investment operations:
Net investment income[2]	0.09	0.03	0.01
Net realized and unrealized gain (loss) on investments	1.61	(1.75)	1.41

Total from investment operations	1.70	(1.72)	1.42

Less distributions to shareholders:
From net investment income	(0.09)	(0.04)	—

Net asset value - End of period	$20.67	$19.06	$20.82

Net assets - End of period (000’s omitted)	$237,740	$168,789	$21

Total return[3]	8.99%	(8.29% )	7.32%
Ratios (to average net assets)/Supplemental Data:
Expenses**	1.00%	1.00%	1.00%	[4]
Net investment income	0.48%	0.16%	0.14%	[4]
Series portfolio turnover	102%	73%	46%

*Effective August 21, 2018, Class R6 shares of the Series have been redesignated as Class Z shares.

**The investment advisor did not impose all or a portion of its management and/or other fees during the period, and may have paid a portion of the Series’ expenses. If these expenses had been incurred by the Class, the expense ratio (to average net assets) would have increased by the following amounts:

	0.08%	0.04%	0.17%	[4]

1Commencement of operations.

2Calculated based on average shares outstanding during the periods.

3Represents aggregate total return for the periods indicated, and assumes reinvestment of all distributions. Total return would have been lower had certain expenses not been waived or reimbursed during the periods. Periods less than one year are not annualized.

4Annualized.

The accompanying notes are an integral part of the financial statements.

17

Rainier International Discovery Series

Notes to Financial Statements

1.	Organization

Rainier International Discovery Series (the “Series”) is a no-load diversified series of Manning & Napier Fund, Inc. (the “Fund”). The Fund is organized in Maryland and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

The Series’ investment objective is to seek long-term capital appreciation.

The Series is authorized to issue four classes of shares (Class S, I, W and Z). Class W shares of the Series were issued on March 1, 2019. Each class is substantially the same, except that class specific distribution and shareholder servicing expenses are borne by the specific class of shares to which they relate.

The Fund’s advisor is Manning & Napier Advisors, LLC (the “Advisor”). Shares of the Series are offered to investors, clients and employees of the Advisor and its affiliates. The total authorized capital stock of the Fund consists of 15 billion shares of common stock each having a par value of $0.01. As of October 31, 2019, 10 billion shares have been designated in total among 34 series, of which 100 million have been designated as Rainier International Discovery Series Class I common stock, Rainier International Discovery Series Class S (formerly Class K) common stock, Rainier International Discovery Series Class W common stock and Rainier International Discovery Series Class Z (formerly Class R6) common stock.

2.	Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Series. The Series is an investment company and, accordingly, follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standards Codification Topic 946 - Investment Companies, which is part of accounting principles generally accepted in the United States of America (“GAAP”).

Security Valuation

Portfolio securities, including domestic equities, foreign equities, warrants and options, listed on an exchange other than the NASDAQ Stock Market are valued at the latest quoted sales price of the exchange on which the security is primarily traded. Securities not traded on valuation date or securities not listed on an exchange are valued at the latest quoted bid price provided by the Fund’s pricing service. Securities listed on the NASDAQ Stock Market are valued in accordance with the NASDAQ Official Closing Price.

Short-term investments that mature in sixty days or less may be valued at amortized cost, which approximates fair value. Investments in open-end investment companies are valued at their net asset value per share on valuation date.

Volume and level of activity in established markets for an asset or liability are evaluated to determine whether recent transactions and quoted prices are determinative of fair value. Where there have been significant decreases in volume and level of activity, further analysis and adjustment may be necessary to estimate fair value. The Series measures fair value in these instances by the use of inputs and valuation techniques which may be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry and/or expectation of future cash flows. As a result of trading in relatively thin markets and/or markets that experience significant volatility, the prices used by the Series to value these securities may differ from the value that would be realized if these securities were sold, and the differences could be material.

Securities for which representative valuations or prices are not available from the Series’ pricing service may be valued at fair value as determined in good faith by the Advisor under procedures approved by and under the general supervision and responsibility of the Fund’s Board of Directors (the “Board”). Due to the inherent uncertainty of valuations of such securities, the fair value may differ significantly from the values that would have been used had a ready market for such securities existed. If trading or events occurring after the close of the principal market in which securities are traded are expected to materially affect the value of those securities, then they may be valued at their fair value, taking this trading or these events into account. In accordance with the procedures approved by the Board, the values of certain securities trading outside the U.S. were adjusted following the close of local trading using a factor from a third party vendor. The third party vendor uses statistical analyses and quantitative models, which consider among other things subsequent movement and changes in the prices of indices, securities

18

Rainier International Discovery Series

Notes to Financial Statements (continued)

2.	Significant Accounting Policies (continued)

Security Valuation (continued)

and exchange rates in other markets, to determine the factors which are used to adjust local market prices. The value of securities used for net asset value calculation under these procedures may differ from published prices for the same securities. It is the Fund’s policy to classify each foreign equity security where a factor from a third party vendor is applied as a Level 2 security.

Various inputs are used in determining the value of the Series’ assets or liabilities carried at fair value. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical assets and liabilities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.). Level 3 includes significant unobservable inputs (including the Series’ own assumptions in determining the fair value of investments). A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input both individually and in aggregate that is significant to the fair value measurement. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the valuation levels used for major security types as of October 31, 2019 in valuing the Series’ assets or liabilities carried at fair value:

DESCRIPTION	TOTAL	LEVEL 1	LEVEL 2#	LEVEL 3
Assets:
Equity securities:
Common stocks:
Communication Services	$9,501,216	$—	$9,501,216	$—
Consumer Discretionary	34,972,673	1,388,723	33,583,950	—
Consumer Staples	33,594,696	—	33,594,696	—
Financials	54,251,814	—	54,251,814	—
Health Care	83,334,251	—	83,334,251	—
Industrials	104,079,120	13,476,033	90,603,087	—
Information Technology	85,939,419	2,769,579	83,169,840	—
Materials	5,234,913	—	5,234,913	—
Real Estate	6,112,165	—	6,112,165	—
Utilities	3,087,927	—	3,087,927	—
Warrants:
Consumer Discretionary	19,527	—	19,527	—
Short-Term Investment	26,168,747	26,168,747	—	—

Total assets	$446,296,468	$43,803,082	$402,493,386	$—

#Includes certain foreign equity securities for which a factor from a third party vendor was applied to determine the securities’ fair value following the close of local trading.

There were no Level 2 securities held by the Series as of October 31, 2018. There were no Level 3 securities held by the Series as of October 31, 2018 or October 31, 2019.

Security Transactions, Investment Income and Expenses

Security transactions are accounted for on trade date. Dividend income is recorded on the ex-dividend date, except that if the ex-dividend date has passed, certain dividends from foreign securities are recorded as soon as the Series is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair value of the securities received. Interest income, including amortization of premium and accretion of discounts using the effective interest method, is earned from settlement date and accrued daily.

Expenses are recorded on an accrual basis. Most expenses of the Fund can be attributed to a specific series. Expenses which cannot be directly attributed are apportioned among the series in the Fund in such a manner as deemed equitable by the Fund’s Board, taking into consideration, among other things, the nature and type of expense. Income, expenses (other than

19

Rainier International Discovery Series

Notes to Financial Statements (continued)

2.	Significant Accounting Policies (continued)

Security Transactions, Investment Income and Expenses (continued)

shareholder services fees), and realized and unrealized gains and losses are prorated among the classes based on the relative net assets of each class. Class specific expenses are directly charged to that class.

The Series uses the identified cost method for determining realized gain or loss on investments for both financial statement and federal income tax reporting purposes.

Foreign Currency Translation

The books and records of the Series are maintained in U.S. dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars at the current exchange rates. Purchases and sales of investment securities and income and expenses are translated on the respective dates of such transactions. The Series does not isolate realized and unrealized gains and losses attributable to changes in the exchange rates from gains and losses that arise from changes in the fair value of investments. Such fluctuations are included with net realized and unrealized gain or loss on investments. Net realized foreign currency gains and losses represent foreign currency gains and losses between trade date and settlement date on securities transactions, gains and losses on disposition of foreign currencies and the difference between the amount of income and foreign withholding taxes recorded on the books of the Series and the amounts actually received or paid.

Restricted Securities

Restricted securities are purchased in private placement transactions, are not registered under the Securities Act of 1933, as amended, and may have contractual restrictions on resale. Information regarding restricted securities is included at the end of the Investment Portfolio.

Federal Taxes

The Series’ policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. The Series is not subject to federal income tax or excise tax to the extent that the Series distributes to shareholders each year its taxable income, including any net realized gains on investments, in accordance with requirements of the Internal Revenue Code. Accordingly, no provision for federal income tax or excise tax has been made in the financial statements.

Management evaluates its tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is required only when the position is “more likely than not” to be sustained assuming examination by taxing authorities. At October 31, 2019, the Series has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken in future tax returns.

The Series files income tax returns in the U.S. federal jurisdiction, various states and foreign jurisdictions, as required. No income tax returns are currently under investigation. The statute of limitations on the Series’ tax returns remains open for the two years ended March 31, 2016 and March 31, 2017, the period ended October 31, 2017 and the years ended October 31, 2018 and October 31, 2019. The Series is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Foreign Taxes

Based on the Series’ understanding of the tax rules and rates related to income, gains and currency purchase/repatriation transactions for foreign jurisdictions in which it invests, the Series will provide for foreign taxes, and where appropriate, deferred foreign tax. The Series is subject to a tax imposed on short term capital gains on securities of issuers domiciled in India. The Series records an estimated deferred tax liability for securities that have been held for less than a year at the end of the reporting period, assuming those positions were disposed of at the end of the period. This amount is reported in Accrued foreign capital gains tax in the accompanying Statement of Assets and Liabilities. Realized losses on the sale of securities of issuers domiciled in India can be carried forward for eight years to offset potential future short term realized capital gains.

20

Rainier International Discovery Series

Notes to Financial Statements (continued)

2.	Significant Accounting Policies (continued)

Distributions of Income and Gains

Distributions to shareholders of net investment income and net realized gains are made annually. An additional distribution may be necessary to avoid taxation of the Series. Distributions are recorded on the ex-dividend date.

Indemnifications

The Fund’s organizational documents provide former and current directors and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Other

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

3.	Transactions with Affiliates and Other Agreements

The Fund has an Investment Advisory Agreement (the “Agreement”) with the Advisor, for which the Series pays a fee, computed daily and payable monthly, at an annual rate of 0.90% of the Series’ average daily net assets. The investment sub-advisor of the Series is Rainier Investment Management, LLC (“Rainier” or the “Sub-Advisor”). The Advisor pays the Sub-Advisor out of the fee received from the Series at an annual rate of 0.70% of the Series’ average daily net assets.

Under the Agreement, personnel of the Advisor provide the Series with advice and assistance in the choice of investments and the execution of securities transactions, and otherwise maintain the Series’ organization. The Advisor also provides the Fund with necessary office space and fund administration and support services. The salaries of all officers of the Fund (except a percentage of the Fund’s Chief Compliance Officer’s salary, which is paid by the Fund), and of all Directors who are “affiliated persons” of the Fund, or of the Advisor, and all personnel of the Fund, or of the Advisor, performing services relating to research, statistical and investment activities, are paid by the Advisor and/or Sub-Advisor. Each “non-affiliated” Director receives an annual stipend, which is allocated among all the active series of the Fund. In addition, these Directors also receive a fee per Board meeting attended plus a fee for each committee meeting attended and are reimbursed for travel and other out-of-pocket expenses incurred by them in connection with attending such meetings. The Fund also has an Audit Committee Chair, Governance & Nominating Committee Chair and Lead Independent Director who each receive an additional annual stipend for these roles.

The Fund may enter into agreements with financial intermediaries pursuant to which the Fund may pay financial intermediaries for non-distribution related sub-transfer agency, administrative, sub-accounting, and other shareholder services in an amount not to exceed 0.15% of the average daily net assets of the Class S shares and Class I shares. Payments made pursuant to such agreements are generally based on the current assets and/or number of accounts of the Series attributable to the financial intermediary. Any payments made pursuant to such agreements may be in addition to, rather than in lieu of, any Distribution and Shareholder Services Fee payable under the Rule 12b-1 plan of the Fund.

Effective March 1, 2019, the Advisor has contractually agreed to waive the management fee for the Class W shares. In addition, pursuant to a separate expense limitation agreement, the Advisor has contractually agreed to limit its fees and reimburse expenses to the extent necessary so that the total direct annual fund operating expenses, exclusive of distribution and service (12b-1) fees and waived Class W management fees (collectively, “excluded expenses”), to 1.15% of the average daily net assets of the Class I and Class S shares, 1.00% of the average daily net assets of the Class Z shares, and 0.10% of the average daily net assets of the Class W shares. These contractual waivers are expected to continue indefinitely, and may not be amended or terminated by the Advisor without the approval of the Series’ Board of Directors. The Advisor may receive from a Class the difference between the Class’s total direct annual fund operating expenses, not including excluded expenses, and the

21

Rainier International Discovery Series

Notes to Financial Statements (continued)

3.	Transactions with Affiliates and Other Agreements (continued)

Class’s contractual expense limit to recoup all or a portion of its prior fee waivers (other than Class W management fee waivers) or expense reimbursements made during the rolling three-year period preceding the recoupment if at any point the total direct annual fund operating expenses, not including excluded expenses, are below the contractual expense limit (a) at the time of the fee waiver and/or expense reimbursement and (b) at the time of the recoupment.

Pursuant to these agreements, the Advisor waived $87,149 in management fees for Class W shares for the year ended October 31, 2019. In addition, pursuant to the separate expense limitation agreement, the Advisor waived or reimbursed expenses of $36,573, $44,220, $9,606 and $163,793 for Class S, Class I, Class W, and Class Z shares, respectively, for the year ended October 31, 2019. These amounts are included as a reduction of expenses on the Statement of Operations. At October 31, 2019, the Advisor is eligible to recoup $224,640. For the year ended October 31, 2019, the Advisor did not recoup any expenses that have been previously waived or reimbursed.

Manning & Napier Investor Services, Inc., a registered broker-dealer affiliate of the Advisor, acts as distributor for the Fund’s shares. The Series compensates the distributor for distributing and servicing the Series’ Class S shares pursuant to a distribution plan adopted under Rule 12b-1 of the 1940 Act, regardless of expenses actually incurred. Under the agreement, the Series pays distribution and service fees to the distributor at an annual rate of 0.25% of average daily net assets attributable to Class S shares. There are no distribution and service fees on the Class I, Class W or Class Z shares. The fees are accrued daily and paid monthly.

Pursuant to a master services agreement dated March 1, 2017, the Fund pays the Advisor an annual fee related to fund accounting and administration of 0.0085% on the first $25 billion of average daily net assets (excluding Target Series and Income Series); 0.0075% on the next $15 billion of average daily net assets (excluding Target Series and Income Series); and 0.0065% of average daily net assets in excess of $40 billion (excluding Target Series and Income Series); plus a base fee of $30,400 per series. Additionally, certain transaction and out-of-pocket expenses, including charges for reporting relating to the Fund’s compliance program, are charged. The Advisor has agreements with BNY Mellon Investment Servicing (U.S.) Inc. (“BNY”) under which BNY serves as sub-accountant services agent.

4.	Purchases and Sales of Securities

For the year ended October 31, 2019, purchases and sales of securities, other than U.S. Government securities and short-term securities, were $440,492,191 and $536,710,993, respectively. There were no purchases or sales of U.S. Government securities.

5.	Capital Stock Transactions

Transactions in shares of Class S, Class I, Class W, and Class Z shares of Rainier International Discovery Series were:

CLASS S (FORMERLY CLASS K)	FOR THE YEAR ENDED 10/31/19		FOR THE YEAR ENDED 10/31/18
	SHARES	AMOUNT	SHARES	AMOUNT
Sold	1,280,251	$23,704,928	6,476,157	$141,061,584
Reinvested	12,524	221,424	—	—
Repurchased	(9,618,012)	(181,537,350)	(2,062,177)	(44,460,158)

Total	(8,325,237)	$(157,610,998)	4,413,980	$96,601,426

22

Rainier International Discovery Series

Notes to Financial Statements (continued)

5.	Capital Stock Transactions (continued)

CLASS I	FOR THE YEAR ENDED 10/31/19		FOR THE YEAR ENDED 10/31/18
	SHARES	AMOUNT	SHARES	AMOUNT
Sold	4,155,465	$79,344,260	9,319,947	$206,173,813
Reinvested	27,468	490,020	6,335	132,393
Repurchased	(5,197,891)	(100,580,593)	(9,975,641)	(218,818,955)

Total	(1,014,958)	$(20,746,313)	(649,359)	$(12,512,749)

CLASS W	FOR THE PERIOD 3/01/19 (COMMENCEMENT OF OPERATIONS) TO 10/31/19
	SHARES	AMOUNT
Sold	906,002	$17,700,743
Reinvested	—	—
Repurchased	(27,117)	(549,662)

Total	878,885	$17,151,081

CLASS Z	FOR THE YEAR ENDED 10/31/19		FOR THE YEAR ENDED 10/31/18
	SHARES	AMOUNT	SHARES	AMOUNT
Sold	4,980,668	$96,859,767	8,982,690	$197,271,626
Reinvested	11,075	197,579	2	39
Repurchased	(2,343,507)	(45,164,037)	(130,380)	(2,649,172)

Total	2,648,236	$51,893,309	8,852,312	$194,622,493

At October 31, 2019, one shareholder account owned 20.0% of the Series. In addition, the Advisor and its affiliates owned less than 0.1% of the Series. Investment activities of these shareholders may have a material effect on the Series.

6.	Line of Credit

The Fund has entered into a 364-day, $25 million credit agreement (the “line of credit”) with Bank of New York Mellon. Each series of the Fund may borrow under the line of credit for temporary or emergency purposes, including funding shareholder redemptions and other short-term liquidity purposes. The Fund pays an annual fee on the unused commitment amount, payable quarterly, and is allocated among all the series of the Fund and included in miscellaneous expenses in the Statement of Operations for each series. The line of credit expires in August 2020 unless extended or renewed. During the year ended October 31, 2019, the Series did not borrow under the line of credit.

7.	Financial Instruments

The Series may trade in instruments including futures contracts and other derivatives in the normal course of investing activities to assist in managing exposure to various market risks. The Series may be subject to various elements of risk, which may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. These risks include: the risk that changes in the value of a derivative may not correlate perfectly with the underlying asset, rate or index; counterparty credit risk related to over the counter derivative counterparties’ failure to perform under contract terms; liquidity risk related to the lack of a liquid market for these contracts allowing the fund to close out its position(s); and documentation risk relating to disagreement over contract terms. No such investments were held by the Series as of October 31, 2019.

23

Rainier International Discovery Series

Notes to Financial Statements (continued)

8.	Foreign Securities

Investing in securities of foreign companies and foreign governments involves special risks and considerations not typically associated with investing in securities of domestic companies and the U.S. Government. These risks include revaluation of currencies and future adverse political and economic developments. Moreover, securities of foreign companies and foreign governments and their markets may be less liquid and their prices more volatile than those of comparable domestic companies and the U.S. Government.

9.	Federal Income Tax Information

The amount and characterization of certain income and capital gains to be distributed are determined in accordance with federal income tax regulations, which may differ from GAAP. These differences are primarily due to differing book and tax treatments in the timing and/or treatment of the recognition of net investment income or gains and losses, including foreign currency gains and losses, wash sales and foreign taxes. The Series may periodically make reclassifications among its capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations without impacting the Series’ net asset value. Any such reclassifications are not reflected in the financial highlights.

The tax character of distributions paid were as follows:

	FOR THE YEAR	FOR THE YEAR
	ENDED 10/31/19	ENDED 10/31/18
Ordinary income	$1,565,216	$268,404

At October 31, 2019, the tax basis of components of distributable earnings and the net unrealized appreciation based on the identified cost of investments for federal income tax purposes were as follows:

Cost for federal income tax purposes	$374,950,214
Unrealized appreciation	86,878,490
Unrealized depreciation	(15,532,236)

Net unrealized appreciation	$71,346,254

Undistributed ordinary income	$1,544,196
Capital loss carryforward	$(33,708,740)

At October 31, 2019, the Series had net short-term capital loss carryforwards of $33,708,740, which may be carried forward indefinitely.

24

Rainier International Discovery Series

Report of Independent Registered Public Accounting Firm

To the Board of Directors of Manning & Napier Fund, Inc. and Shareholders of Rainier International Discovery Series

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the investment portfolio, of Rainier International Discovery Series (one of the series constituting Manning & Napier Fund, Inc., referred to hereafter as the “Fund”) as of October 31, 2019, the related statement of operations for the year ended October 31, 2019, the statement of changes in net assets for each of the two years in the period ended October 31, 2019, including the related notes, and the financial highlights for each of the periods presented ended on or after October 31, 2017 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of October 31, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended October 31, 2019 and the financial highlights for each of the periods presented ended on or after October 31, 2017 in conformity with accounting principles generally accepted in the United States of America.

The financial statements as of and for the period ended March 31, 2017 and financial highlights for each of the periods ended on or prior to March 31, 2017 (not presented herein, other than the financial highlights) were audited by other auditors whose report dated May 22, 2017 expressed an unqualified opinion on those financial statements and financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2019 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

New York, New York

December 16, 2019

We have served as the auditor of one or more investment companies in Manning & Napier Mutual Funds since 1992.

25

Rainier International Discovery Series

Supplemental Tax Information

(unaudited)

All reportings are based on financial information available as of the date of this annual report and, accordingly are subject to change.

For federal income tax purposes, the Series reports for the current fiscal year $1,565,216 or, if different, the maximum amount allowable under the tax law as qualified dividend income.

The Series has elected to pass through to its shareholders the foreign taxes paid for the year ended October 31, 2019. The Series paid foreign taxes of $723,590.

26

Rainier International Discovery Series

Directors’ and Officers’ Information

(unaudited)

The Statement of Additional Information provides additional information about the Fund’s directors and officers and can be obtained without charge by calling 1-800-466-3863, at www.manning-napier.com, or on the EDGAR Database on the SEC Internet web site (http://www.sec.gov). The following chart shows certain information about the Fund’s directors and officers, including their principal occupations during the last five years. Unless specific dates are provided, the individuals have held the listed positions for longer than five years.

Interested Director and Officer

Name:	Paul Battaglia*
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	41
Current Position(s) Held with Fund:	Principal Executive Officer, President, Chairman & Director
Term of Office & Length of Time Served:	Indefinite – Chairman and Director since November 2018[1]
Principal Occupation(s) During Past 5 Years:	Chief Financial Officer (2018 – Present); Vice President of Finance (2016 – 2018); Director of Finance (2011 – 2016); Financial Analyst/Internal Auditor (2004-2006) – Manning & Napier Advisors, LLC and affiliates Holds one or more of the following titles for various affiliates: Chief Financial Officer
Number of Portfolios Overseen within Fund Complex:	32
Other Directorships Held Outside Fund Complex During Past 5 Years:	N/A

Independent Directors

Name:	Stephen B. Ashley
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	79
Current Position(s) Held with Fund:	Director, Audit Committee Member, Governance & Nominating Committee
Member
Term of Office & Length of Time Served:	Indefinite – Since 1996
Principal Occupation(s) During Past 5 Years:	Chairman, Director & Chief Executive Officer (1997 to present) - The Ashley Group (property management and investment). Director (1995-2008) and Chairman (non-executive) (2004-2008) - Fannie Mae (mortgage)
Number of Portfolios Overseen within Fund Complex:	32
Other Directorships Held Outside Fund Complex During Past 5 Years:	Fannie Mae (1995-2008) The Ashley Group (1995-2008)
Genesee Corporation (1987-2007)

Name:	Paul A. Brooke
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	73
Current Position(s) Held with Fund:	Lead Independent Director, Audit Committee Member, Governance & Nominating Committee Chairman
Term of Office & Length of Time Served:	Indefinite – Director, Audit Committee Member, Governance & Nominating Committee Member since 2007; Governance & Nominating Committee Chairman since 2016; Lead Independent Director since 2017
Principal Occupation(s) During Past 5 Years:	Chairman & CEO (2005-2009) - Ithaka Acquisition Corporation (investments); Chairman (2007-2009) - Alsius Corporation (investments); Managing Member (1991-present) - PMSV Holdings LLC (investments); Managing Member (2010-2016) - Venbio (investments).
Number of Portfolios Overseen within Fund Complex:	32
Other Directorships Held Outside Fund Complex During Past 5 Years:	Incyte Corp. (biotech)(2000-present); ViroPharma, Inc. (speciality pharmaceuticals)(2000-2014); HLTH (WebMD)(information)(2000-2010); Cheyne Capital International (investment)(2000-2017); GMP Companies (investment)(2000-2011); Cytos Biotechnology Ltd (biotechnology)(2012-2014); Cerus (biomedical)(2016-present); PureEarth (non-profit)(2012-present); Caelum BioSciences (biomedical)(2018-present)

27

Rainier International Discovery Series

Directors’ and Officers’ Information

(unaudited)

Independent Directors (continued)

Name:	Peter L. Faber
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	81
Current Position(s) Held with Fund:	Director, Governance & Nominating Committee Member
Term of Office & Length of Time Served:	Indefinite – Since 1987
Principal Occupation(s) During Past 5 Years:	Senior Counsel (2006-2012), Partner (1995-2006 & 2013-present) - McDermott, Will & Emery LLP (law firm)
Number of Portfolios Overseen within Fund Complex:	32
Other Directorships Held Outside Fund Complex During Past 5 Years:	Boston Early Music Festival (non-profit)(2007-present); Amherst Early Music, Inc. (non-profit)(2009-present); Gotham Early Music Scene, Inc. (non-profit)(2009-present); Partnership for New York City, Inc. (non-profit)(1989-2010); New York Collegium (non-profit)(2004-2011); S’Cool Sounds, Inc. (non-profit)(2017-present)

Name:	Harris H. Rusitzky
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	84
Current Position(s) Held with Fund:	Director, Audit Committee Member, Governance & Nominating Committee Member
Term of Office & Length of Time Served:	Indefinite – Since 1985
Principal Occupation(s) During Past 5 Years:	President (1994- present) - The Greening Group (business consultants); Partner (2006-present) - The Restaurant Group (restaurants)
Number of Portfolios Overseen within Fund Complex:	32
Other Directorships Held Outside Fund Complex During Past 5 Years:	Rochester Institute of Technology (university)(1972-present); Culinary Institute of America (non-profit college)(1985-present); George Eastman House (museum)(1988-present); National Restaurant Association (restaurant trade organization)(1978-present)

Name:	Chester N. Watson
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	69
Current Position(s) Held with Fund:	Director, Audit Committee Chairman, Governance & Nominating
Committee Member
Term of Office & Length of Time Served:	Indefinite – Director, Audit Committee Member, Governance & Nominating Committee Member Since 2012; Audit Committee Chairman since 2013
Principal Occupation(s) During Past 5 Years:	General Auditor (2003-2011) - General Motors Company (auto manufacturer)
Number of Portfolios Overseen within Fund Complex:	32
Other Directorships Held Outside Fund Complex During Past 5 Years:	Rochester Institute of Technology (university)(2005-present); Town of Greenburgh, NY Planning Board (municipal government) (2015-2018)

Officers:

Name:	Elizabeth Craig
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	32
Current Position(s) Held with Fund:	Corporate Secretary
Term of Office[1] & Length of Time Served:	Since 2016
Principal Occupation(s) During Past 5 Years:	Fund Regulatory Administration Manager since 2018; Fund Administration Manager (2015-2018); Mutual Fund Compliance Specialist (2009-2015) - Manning & Napier Advisors, LLC; Assistant Corporate Secretary (2011-2016) - Manning & Napier Fund, Inc.

28

Rainier International Discovery Series

Directors’ and Officers’ Information

(unaudited)

Officers: (continued)

Name:	Christine Glavin
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	53
Current Position(s) Held with Fund:	Principal Financial Officer, Chief Financial Officer
Term of Office[1] & Length of Time Served:	Principal Financial Officer since 2002; Chief Financial Officer since 2001
Principal Occupation(s) During Past 5 Years:	Director of Fund Reporting since 2011; Fund Reporting Manager (1997-2011) - Manning & Napier Advisors, LLC; Assistant Treasurer since 2008 - Exeter Trust Company; Chief Financial Officer (2017-2018) - Rainier Investment Management Mutual Funds, Inc.

Name:	Samantha Larew
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	39
Current Position(s) Held with Fund:	Chief Compliance Officer and Anti-Money Laundering Compliance Officer
Term of Office[1] & Length of Time Served:	Chief Compliance Officer since 2019; Anti-Money Laundering Compliance Officer since 2018
Principal Occupation(s) During Past 5 Years:	Co-Director of Compliance (since 2018); Compliance Communications Supervisor (2014-2018); Compliance Supervisor (2011-2014); Broker-Dealer Compliance Analyst (2010-2014) - Manning & Napier Advisors, LLC and affiliates; Broker-Dealer Chief Compliance Officer (since 2013) – Manning & Napier Investor Services, Inc.; Compliance Analyst (2007-2009) – Wall Street Financial Group; Compliance Specialist (2003-2007) – Manning & Napier Advisors, LLC and affiliates Holds one or more of the following titles for various affiliates: Assistant Corporate Secretary, Chief Compliance Officer

Name:	Scott Morabito
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	31
Current Position(s) Held with Fund:	Vice President
Term of Office[1] & Length of Time Served:	Vice President since 2019; Assistant Vice President (2017-2019)
Principal Occupation(s) During Past 5 Years:	Managing Director of Operations since 2019 and Director of Funds Group from 2017 - 2019; Fund Product and Strategy Manager (2014-2017); Senior Product and Strategy Analyst (2013-2014); Product and Strategy Analyst (2011-2013) - Manning & Napier Advisors, LLC; President, Director – Manning & Napier Investor Services, Inc. since 2018

Name:	Sarah Turner
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	37
Current Position(s) Held with Fund:	Chief Legal Officer; Assistant Corporate Secretary
Term of Office[1] & Length of Time Served:	Since 2018
Principal Occupation(s) During Past 5 Years:	General Counsel since 2018 - Manning & Napier Advisors, LLC and affiliates; Counsel (2017-2018) – Harter Secrest and Emery LLP; Legal Counsel (2010-2017) – Manning & Napier Advisors, LLC and affiliates Holds one or more of the following titles for various affiliates: Corporate Secretary, General Counsel

*Interested Director, within the meaning of the 1940 Act by reason of his positions with the Fund’s Advisor, Manning & Napier Advisors, LLC, and Distributor, Manning & Napier Investor Services, Inc.

1The term of office of all officers shall be one year and until their respective successors are chosen and qualified, or his or her earlier resignation or removal as provided in the Fund’s By-Laws.

29

Rainier International Discovery Series

Literature Requests

(unaudited)

Proxy Voting Policies and Procedures

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, without charge, upon request:

By phone	1-800-466-3863
On the Securities and Exchange
Commission’s (SEC) web site	http://www.sec.gov

Proxy Voting Record

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30th is available, without charge, upon request:

By phone	1-800-466-3863
On the SEC’s web site	http://www.sec.gov

Quarterly Portfolio Holdings

The Series’ complete schedule of portfolio holdings for the 1st and 3rd quarters of each fiscal year are provided on Form N-PORT, and are available, without charge, upon request:

By phone	1-800-466-3863
On the SEC’s web site	http://www.sec.gov

Prospectus and Statement of Additional Information (SAI)

For more information about any of the Manning & Napier Fund, Inc. Series, you may obtain a prospectus and SAI at www.manning-napier.com or by calling (800) 466-3863. Before investing, carefully consider the objectives, risks, charges and expenses of the investment and read the prospectus carefully as it contains this and other information about the investment company. In addition, this information can be found on the SEC’s web site, http://www.sec.gov.

Additional information available at www.manning-napier.com

1. Fund Holdings - Month-End

2. Fund Holdings - Quarter-End

3. Shareholder Report - Annual

4. Shareholder Report - Semi-Annual

The Fund also offers electronic notification or “e-delivery” when certain documents are available on-line to be downloaded or reviewed. Direct shareholders can elect to receive electronic notification when shareholder reports, prospectus updates, and/or statements are available. If you do not currently have on-line access to your account, you can establish access by going to www.manning-napier.com, click on “Login” in the top corner of the page, and follow the prompts to self-enroll. Once enrolled, you can set your electronic notification preferences by clicking on the Account Options tab located within the green toolbar and then select E-Delivery Option. Should you have any questions on either how to establish on-line access or how to update your account settings, please contact Investor Services at 1-800-466-3863.

The Manning & Napier Fund, Inc. is managed by Manning & Napier Advisors, LLC. Manning & Napier Investor Services, Inc., an affiliate of Manning & Napier Advisors, LLC, is the distributor of the Fund shares.

MNIDS-10/19-AR

ITEM 2: CODE OF ETHICS

(a)

The registrant has adopted a code of ethics that applies to its principal executive officer, principal financial officer and principal accounting officer. A copy of the registrant’s code of ethics is filed herewith as Exhibit 13(a)(1).

(b)	During the period covered by this report, no amendments were made to the provisions of the code of ethics adopted in 2 (a) above.

(c)	During the period covered by this report, no implicit or explicit waivers to the provisions of the code of ethics adopted in 2 (a) above were granted.

(d)	Not applicable to the registrant due to the response given in 2 (c) above.

ITEM 3: AUDIT COMMITTEE FINANCIAL EXPERT

All of the members of the Audit committee have been determined by the Registrant’s Board of Directors to be Audit Committee Financial Experts as defined in this item. The current members of the Audit Committee are: Stephen B. Ashley, Paul A. Brooke, Harris H. Rusitzky, and Chester N. Watson. All Audit Committee members are independent under applicable rules. This designation will not increase the designee’s duties, obligations or liability as compared to their duties, obligations and liability as a member of the Audit Committee and of the Board.

ITEM 4: PRINCIPAL ACCOUNTANT FEES AND SERVICES

•

Registrant may incorporate the following information by reference, if this information has been disclosed in the registrant’s definitive proxy statement or definitive information statement. The proxy statement or information statement must be filed no later than 120 days after the end of the fiscal year covered by the Annual Report.

Principal Accountant Fees and Services

Aggregate fees for professional services rendered for the Manning & Napier Fund, Inc. (Pro-Blend® Conservative Term Series, Pro-Blend® Moderate Term Series, Pro-Blend® Extended Term Series, Pro-Blend® Maximum Term Series, Blended Asset Conservative Series, Blended Asset Moderate Series, Blended Asset Extended Series, Blended Asset Maximum Series, Equity Series, Overseas Series, Disciplined Value Series, Rainier International Discovery Series, Target Income Series, Target 2015 Series, Target 2020 Series, Target 2025 Series, Target 2030 Series, Target 2035 Series, Target 2040 Series, Target 2045 Series, Target 2050 Series, Target 2055 Series, and Target 2060 Series collectively the “Fund”) by PricewaterhouseCoopers LLP (“PwC”) as of and for the years ended October 31, 2019 and 2018 were:

	2019	2018

Audit Fees (a)	$578,955	$553,697

Audit Related Fees (b)	$ 0	$ 0

Tax Fees (c)	$309,890	$184,036

All Other Fees (d)	$ 0	$ 0

	$888,845	$737,733

(a)	Audit Fees

These fees relate to professional services rendered by PwC for the audit of the Fund’s annual financial statements or services normally provided by the accountant in connection with statutory and regulatory filing or engagements. These services include the audits of the financial statements of the Fund, issuance of consents, income tax provision procedures and assistance with review of documents filed with the SEC.

(b)	Audit-Related Fees

These fees relate to assurance and related services by PwC that are reasonably related to the performance of the audit of the Fund’s financial statements and are not reported under “Audit Fees” above.

(c)	Tax Fees

The fees for the year ended October 31, 2019 relate to professional services rendered by PwC for tax compliance, tax advice, tax planning and shareholder reporting. The fees for the year ended October 31, 2018 relate to professional services rendered by PwC for tax compliance, tax advice and tax planning. The tax services provided by PwC related to the review of the Fund’s federal and state income tax returns, excise tax calculations and returns, a review of the Fund’s calculations of capital gain and income distributions, and additional tax research for compliance purposes.

(d)	All Other Fees

These fees relate to products and services provided by PwC other than those reported above under “Audit Fees,” “Audit-Related Fees,” and “Tax Fees” above.

There were no amounts that were approved by the Audit Committee pursuant to the de minimus exception (Rule 2-01(c)(7) of Regulation S-X) for the fiscal years ended October 31, 2019 and 2018.

Non-Audit Services to the Fund’s Service Affiliates that were Pre-Approved by the Fund’s Audit Committee

The Fund’s Audit Committee is required to pre-approve non-audit services which meet both the following criteria:

i)	Directly relate to the Fund’s operations and financial reporting; and
ii)

Rendered by PwC to the Fund’s advisor, Manning & Napier Advisors, LLC, and entities in a control relationship with the advisor (“service affiliate”) that provide ongoing services to the Fund. For purposes of disclosure, Manning & Napier Investor Services, Inc. is considered to be a service affiliate.

	2019	2018

Audit Related Fees	$0	$91,300

Tax Fees	$0	$ 0

	$0	$91,300

There were no Audit Related fees for the year ended October 31, 2019. The Audit related fees for the year ended October 31, 2018 were for work related to a fund merger, prospectus updates related to various fund changes, work related to the liquidating trusts for closed funds, a license for proprietary authoritative financial reporting and assurance literature library software.

There were no amounts that were approved by the Audit Committee pursuant to the de minimus exception (Rule 2-01(c)(7) of Regulation S-X) for the fiscal years ended October 31, 2019 and 2018.

Aggregate Fees

Aggregate fees billed to the Fund for non-audit services for 2019 and 2018 were $888,845 and $737,733, respectively. Aggregate fees billed to the Fund’s advisor and service affiliates for non-audit services were $0 and $91,300, respectively. These amounts include fees for non-audit services required to be pre-approved and fees for non-audit services that did not require pre-approval since they did not relate to the Fund’s operations and financial reporting.

The Fund’s Audit Committee has considered whether the provisions for non-audit services to the Fund’s advisor and service affiliates, which did not require pre-approval, are compatible with maintaining PwC’s independence.

ITEM 5: AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable.

ITEM 6: INVESTMENTS

(a)	See Investment Portfolios under Item 1 on this Form N-CSR.

(b)	Not applicable.

ITEM 7:	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED- END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 8:	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 9:	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not applicable.

ITEM 10:	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There have been no material changes to the procedure by which shareholders may recommend nominees to the registrant’s board of directors.

ITEM 11:	CONTROLS AND PROCEDURES

(a) Based on their evaluation of the Funds’ disclosure controls and procedures, as of a date within 90 days of the filing date, the Funds’ Principal Executive Officer and Principal Financial Officer have concluded that the Funds’ disclosure controls and procedures are: (i) reasonably designed to ensure that information required to be disclosed in this report is appropriately communicated to the Funds’ officers to allow timely decisions regarding disclosures required in this report; (ii) reasonably designed to ensure that information required to be disclosed in this report is recorded, processed, summarized and reported in a timely manner; and (iii) are effective in achieving the goals described in (i) and (ii) above.

(b) During the period covered by this report, there have been no changes in the Funds’ internal control over financial reporting that the above officers believe to have materially affected, or to be reasonably likely to materially affect, the Funds’ internal control over financial reporting.

ITEM 12:	DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 13:	EXHIBITS

(a)(1)	Code of ethics that is subject to the disclosure of Item 2 above.

(a)(2)

Separate certifications for the Registrant’s principal executive officer and principal financial officer, as required by Section 302 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(a) under the Investment Company Act of 1940, are attached as EX-99.CERT.

(a)(3)	Not applicable.

(a)(4)	Not applicable.

(b)

A certification of the Registrant’s principal executive officer and principal financial officer, as required by 18 U.S.C Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, and Rule 30a-2(b) under the Investment Company Act of 1940, is attached as EX-99.906CERT. The certification furnished pursuant to this paragraph is not deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liability of that section. Such certification is not deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that the Registrant specifically incorporates them by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Manning & Napier Fund, Inc.

/s/ Paul J. Battaglia
Paul J. Battaglia
President & Principal Executive Officer of Manning & Napier Fund, Inc.
Date: 12/20/2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

/s/ Paul J. Battaglia
Paul J. Battaglia
President & Principal Executive Officer of Manning & Napier Fund, Inc.
Date: 12/20/2019

/s/ Christine Glavin
Christine Glavin
Chief Financial Officer & Principal Financial Officer of Manning & Napier Fund, Inc.
Date: 12/20/2019